UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05962
Name of Registrant:	Vanguard Variable Insurance Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2015 – June 30, 2015
Item 1: Reports to Shareholders

Semiannual Report | June 30, 2015

Vanguard Variable Insurance Fund
Balanced Portfolio	Mid-Cap Index Portfolio
Capital Growth Portfolio	Moderate Allocation Portfolio
Conservative Allocation Portfolio	Money Market Portfolio
Diversified Value Portfolio	REIT Index Portfolio
Equity Income Portfolio	Short-Term Investment-Grade Portfolio
Equity Index Portfolio	Small Company Growth Portfolio
Growth Portfolio	Total Bond Market Index Portfolio
High Yield Bond Portfolio	Total Stock Market Index Portfolio
International Portfolio	(with underlying Equity Index Portfolio)

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents

Market Perspective
Balanced Portfolio
Capital Growth Portfolio
Conservative Allocation Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Moderate Allocation Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Market Perspective

Dear Planholder,

After largely exceeding expectations in calendar year 2014, stock returns decelerated and bond returns declined slightly over the past six months. The financial markets faced a variety of issues during the period and fought to stay positive. Stocks maintained some gains, but bonds turned negative. Both asset classes registered results below their long-term averages and well off the pace they’ve set since the financial crisis of 2008–2009.

Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for success.

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.) Paying less in expenses has an intuitive, immediate appeal.

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of cash flows have gone into funds that charge the lowest 20% in expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns. By doing so, they’re giving themselves a better chance of reaching their financial goals.

This report starts with a brief overview of the financial markets during the half year, followed by performance reviews of the Vanguard Variable Insurance Fund portfolios. Each portfolio can be used as a component in an investment program that includes a combination of stock, bond, and money market funds appropriate for your time horizon, risk tolerance, and long-term goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 14, 2015

U.S. stocks held onto gains despite fading at the finish

U.S. stocks traveled a choppy course en route to a return of about 2% for the half year ended June 30, 2015, as Greece’s debt drama intensified. Mixed economic news, perceived high stock valuations, and the strong U.S. dollar’s negative effect on the profits of U.S.-based multinational companies also unsettled markets. However, investors seemed reassured by the Federal Reserve’s careful approach to potentially raising short-term interest rates, other nations’ monetary stimulus programs, and corporate earnings that generally surpassed forecasts.

International stocks returned about 5% for U.S. investors; results would have been higher if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, surpassed those of Europe and emerging markets.

After bursting from the gate, bond prices lost momentum

Strong results in January didn’t hold up for the broad U.S. taxable bond market, which returned –0.10% for the half year after declining in four other months. The yield of the 10-year Treasury note ended June at 2.33%, up from 2.19% six months earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –5.43% as the dollar’s strength limited returns. Without this currency effect, returns were just marginally negative. As investors grew more confident about Europe’s economic growth, European bond yields bounced back from their very low (and in some cases, negative) levels.

Returns were negligible for money market funds and savings accounts, which remained handcuffed by the Fed’s target of 0%–0.25% for short-term rates.

Market Barometer
	Total Returns
	Periods Ended June 30, 2015
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	1.71%	7.37%	17.58%
Russell 2000 Index (Small-caps)	4.75	6.49	17.08
Russell 3000 Index (Broad U.S. market)	1.94	7.29	17.54
FTSE All-World ex US Index (International)	4.61	–4.36	8.16

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	–0.10%	1.86%	3.35%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.11	3.00	4.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

CPI
Consumer Price Index	1.63%	0.12%	1.83%
1 Annualized.

Vanguard® Balanced Portfolio

As stocks moved ahead and bonds slipped, Vanguard Balanced Portfolio returned 0.32% for the six months ended June 30, 2015. The portfolio trailed the return of its composite index and the average return of peer funds. On June 30, the portfolio’s 30-day SEC yield stood at 2.36%, a bit above the 2.12% level at the start of the period.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stock prices inched forward as bond prices pulled back

Because stocks make up about two-thirds of the portfolio’s total assets, they typically drive its overall performance, and they did so again in the first half of 2015. The period was bookended by stock market declines in January and June, with many ups and downs in between. June was especially choppy amid uncertainty about the Greek debt crisis, which also weighed on bonds.

The portfolio’s stocks advanced a bit less than the 1.23% return of their S&P 500 Index equity benchmark. The consumer discretionary sector, a bright spot in 2014, held back results. However, in financials, the portfolio’s largest sector, the advisor’s selections gained ground, while the sector declined in the benchmark.

The broad U.S. bond market finished in negative territory. Interest income wasn’t enough to offset falling bond prices as interest rates rose modestly. The portfolio’s fixed income holdings inched ahead of the –0.62% return of the Barclays U.S. Credit A or Better Bond Index.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

Total Returns
		Six Months Ended
		June 30, 2015
Vanguard Balanced Portfolio		0.32%
Composite Stock/Bond Index[1]		0.69
Variable Insurance Mixed-Asset Target Growth Funds Average[2]		1.92

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio 0.25%		0.61%

1 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the Balanced Portfolio’s annualized expense ratio was 0.23%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Balanced Portfolio

Advisor’s Report

Vanguard Balanced Portfolio returned 0.32% for the six months ended June 30, 2015. This result lagged the 0.69% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds) and the 1.92% average return of peer funds. The stock portfolio modestly lagged its benchmark, the Standard & Poor’s 500 Index (+1.23%), while the bond portfolio modestly outperformed its benchmark, the Barclays U.S. Credit A or Better Bond Index (–0.62%).

The investment environment

Stock markets in the United States and abroad posted positive returns for the period. The MSCI World Index returned about 3%, and the MSCI EAFE Index returned almost 6%.

We have been in a six-year bull market that has largely been driven by low interest rates, which appear to be staying low for longer—a negative for financials. This is in part because of very low inflation and low energy prices that are spurring negative inflation rates. If the U.S. economy continues to slow, which we believe is likely, that will reduce the probability of higher interest rates.

The high-quality corporate bond market was weak, reflecting a rise in interest rates rather than a deterioration of credit fundamentals. Monetary policy and growth in the United States has increasingly diverged from that of other parts of the world. Many central banks eased their monetary policy during the first quarter of 2015, with some resorting to radical measures to counter falling inflation and stimulate growth. Macroeconomic data remained mixed in March, with the United States hitting a soft patch and Europe showing signs of recovery.

Concerns about Greece’s bailout, on the other hand, intensified, and global growth moderated toward the end of the period. Meanwhile, the Federal Reserve acknowledged weak first-quarter growth in the United States but appeared optimistic about a second-quarter rebound, suggesting it is still on track to raise interest rates this year.

Our successes

The fixed income portfolio modestly outperformed its benchmark, led by an underweight allocation to and strong issuer selection in investment-grade credit. Selection in financials, utilities, and taxable municipals aided relative performance most. An out-of-benchmark allocation to asset-backed securities also helped.

Strong selection in the financial and consumer staples sectors and an overweight allocation to health care, the benchmark’s strongest-performing sector, helped offset some underperformance in the equity portfolio. Eli Lilly, UnitedHealth Group, and BG Group contributed to absolute returns; a position in Mitsubishi UFJ Financial Group and a lack of holdings in benchmark constituent Berkshire Hathaway contributed to relative results.

Eli Lilly was the top absolute and relative contributor to performance as its stock price rose 22%. The U.S.-based global pharmaceutical company experienced a boost after Biogen, a partner of Eli Lilly, released positive data on its Alzheimer’s antibody research. Investors were also encouraged by management’s greater focus on product launches and pipeline advancements. We continue to own the stock.

UnitedHealth Group, one of the largest U.S. managed-care companies, outperformed on the heels of strong earnings and its acquisition—favorably viewed by investors—of pharmacy benefits manager Catamaran. We continue to hold the stock, as we expect the company should benefit long-term from the Affordable Care Act.

BG Group, a British multinational oil and gas company, was also among the top relative and absolute contributors. Its stock price rose sharply after petroleum giant Royal Dutch Shell agreed to pay $70 billion in cash and shares for the company. We locked in some of our gains by trimming our position after news of the acquisition.

Our shortfalls

The equity portfolio underperformed its benchmark primarily because of security selection. Weak selection and an underweight allocation to the strong-performing consumer discretionary sector hurt relative results most. Selection in health care and information technology also detracted from relative returns.

Intel, Chevron, and 21st Century Fox hurt our absolute results, and our lack of holdings in benchmark constituent Amazon.com held back relative returns. Although our position in Apple (up more than 14%) benefited the equity portfolio’s absolute performance, our underweight position in it was among the top relative detractors.

A mid-March announcement by Intel of a quarter-over-quarter revenue drop for the first quarter hurt its stock price. This weakness is a result of softer demand for business desktop PCs, lower inventory levels in the PC supply chain, and negative macroeconomic and currency developments.

Chevron, a U.S.-based integrated oil and gas company, was a top absolute detractor because of broad-based weakness in the energy sector. We believe the company remains one of the highest-quality supermajors.

Our underweighting of Apple hurt the equity portfolio’s relative performance as investors bid up shares after new product announcements in the latter half of 2014. We remain underweighted in it, as we believe that the stock is approaching fair value and that the product cycles on cellphones seem to be longer.

In fixed income, our flatter yield curve positioning hurt relative returns as the curve steepened. An out-of-benchmark allocation to agency mortgage-backed

Vanguard Balanced Portfolio

securities (MBS) pass-throughs also detracted from relative performance. Nonetheless, we expect to maintain a substantial out-of-benchmark allocation to MBS, which offer attractive risk-adjusted yields and better liquidity than corporate bonds. Lastly, an overweight allocation to communications issuers and an underweight allocation to noncorporate credit hurt relative performance.

Portfolio positioning

The equity portfolio remains overweighted in financials, particularly large-cap U.S. banks (including Wells Fargo and PNC Financial). The strengthening U.S. housing market should boost this group, and potentially rising interest rates should prove beneficial in the long term. We are also overweighted in insurance firms and believe that many of these should profit from rising rates. At the end of June, we maintained overweight positions in ACE and Prudential Financial.

We are also overweighted in health care. We favor large-cap pharmaceutical companies, including Merck and AstraZeneca. We believe that their solid pipelines are underappreciated by investors and should be sufficient for a return to modest growth.

The equity portfolio remains underweighted in information technology and consumer discretionary stocks. In IT, Apple accounts for a significant portion of our underweight.

We continue to search diligently for attractively valued companies with strong operating characteristics and business fundamentals that are poised to improve. As always, an above-average dividend is central to our stock selection process. We focus on identifying industries with favorable supply-and-demand dynamics and the best stocks within those industries. We are positioned in companies that should benefit from global growth over time.

Within fixed income, our outlook is not without uncertainty. External forces can greatly affect our capital markets.

In particular, quantitative easing programs in Europe and Japan; tensions in Ukraine, the Middle East, and the South China Sea; and rising credit concerns among South American sovereigns represent risks we should not ignore. Last year’s sharp decline in oil and other energy prices continues to create uncertainty as it boosts consumer spending near-term but at the same time lowers the inflation numbers that drive Fed decision makers. Even the Fed’s raising of interest rates can create concerns and increased volatility.

Within the credit sectors, we still view the U.S. corporate bond sector favorably. The asset class has weathered the economic cycle relatively well, and investment-grade corporate bond issuers continue to produce good earnings, protect their balance sheets, and maintain ample liquidity. Finally, greater clarity on the new regulatory environment for banks makes them less inclined to support trading activities in the fixed income markets in which we invest. UBS, RBS, and Deutsche Bank have announced cutbacks, and we expect to see more announcements from other large market makers. This leads us toward holding more liquidity in the fixed income portion of the portfolio, notably Treasury bonds and agency MBS as our “all-weather” liquidity buffer. This buffer should provide downside protection for shareholders if the economic cycle takes an unfavorable turn.

Edward P. Bousa, CFA,
Senior Managing Director and
Equity Portfolio Manager

John C. Keogh,
Senior Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

July 13, 2015

Vanguard Balanced Portfolio

Portfolio Profile
As of June 30, 2015

Total Portfolio Characteristics

Yield[1]	2.4%
Turnover Rate[2]	55%
Expense Ratio [3]	0.25%
Short-Term Reserves	1.5%

Total Portfolio Volatility Measures[4]
	Portfolio Versus	Portfolio Versus
	Composite Index [5]	Broad Index [6]
R-Squared	0.96	0.90
Beta	0.96	0.61

Equity Characteristics
	Comparative		Broad
	Portfolio	Index[7]	Index[6]
Number of Stocks	94	501	3,854
Median Market Cap	$109.4B	$80.5B	$49.5B
Price/Earnings Ratio	18.3x	20.0x	21.6x
Price/Book Ratio	2.3x	2.8x	2.8x
Dividend Yield	2.6%	2.1%	1.9%
Return on Equity	18.5%	18.7%	17.4%
Earnings Growth Rate	9.0%	11.3%	11.6%
Foreign Holdings	6.0%	0.0%	0.0%

Fixed Income Characteristics
	Comparative		Broad
	Portfolio	Index[8]	Index[9]
Number of Bonds	730	3,280	9,454
Yield to Maturity	2.7%[10]	2.7%	2.4%
Average Coupon	3.6%	3.7%	3.2%
Average Effective
Maturity	8.9 years	9.6 years	7.9 years
Average Duration	5.9 years	6.5 years	5.6 years

Ten Largest Stocks[11] (% of equity exposure)

Wells Fargo & Co.	Diversified Banks	3.9%
Merck & Co. Inc.	Pharmaceuticals	2.9
Microsoft Corp.	Systems Software	2.8
Comcast Corp.	Cable & Satellite	2.6
JPMorgan Chase & Co. Diversified Banks		2.6
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	2.4
CVS Health Corp.	Drug Retail	2.2
Chevron Corp.	Integrated Oil & Gas	2.2
Apple Inc.	Technology Hardware,
	Storage & Peripherals	2.2
Exxon Mobil Corp.	Integrated Oil & Gas	2.1
Top Ten		25.9%
Top Ten as % of Total Net Assets		16.6%

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[7]	Index[6]
Consumer Discretionary	7.7%	12.8%	13.5%
Consumer Staples	8.6	9.4	8.2
Energy	8.7	7.9	7.2
Financials	22.8	16.5	17.9
Health Care	19.0	15.4	15.1
Industrials	11.9	10.1	10.8
Information Technology	14.0	19.7	18.9
Materials	1.8	3.1	3.5
Telecommunication
Services	2.4	2.3	2.0
Utilities	3.1	2.8	2.9

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 Annualized.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the annualized expense ratio was 0.23%.
4 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
5 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
6 Dow Jones U.S. Total Stock Market Float Adjusted Index.
7 S&P 500 Index.
8 Barclays U.S. Credit A or Better Bond Index.
9 Barclays U.S. Aggregate Bond Index.
10 Before expenses.
11 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

U.S. Government	21.3%
Aaa	5.7
Aa	12.5
A	44.6
Baa	15.9

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	4.9%
Finance	24.9
Foreign	2.8
Government Mortgage-Backed	5.1
Industrial	33.6
Treasury/Agency	18.5
Utilities	5.4
Other	4.8

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Source: Moody’s Investors Service.
2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception Date	One Year	Five Years	Ten Years
Balanced Portfolio	5/23/1991	3.46%	12.14%	7.93%

1 Six months ended June 30, 2015.
2 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
See Financial Highlights for dividend and capital gains information.

Vanguard Balanced Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (64.6%)
Consumer Discretionary (5.0%)
Comcast Corp. Class A	646,259	38,866
Lowe’s Cos. Inc.	299,800	20,078
Ford Motor Co.	1,259,250	18,901
Twenty-First Century Fox
Inc. Class A	545,370	17,749
* Hilton Worldwide Holdings
Inc.	383,140	10,556
Las Vegas Sands Corp.	104,485	5,493
Volkswagen AG
Preference Shares	9,740	2,260
Honda Motor Co. Ltd.	50,900	1,645
		115,548
Consumer Staples (5.6%)
CVS Health Corp.	314,120	32,945
Coca-Cola Co.	388,020	15,222
Wal-Mart Stores Inc.	188,670	13,382
Philip Morris International
Inc.	163,170	13,081
Mondelez International Inc.
Class A	307,890	12,667
Walgreens Boots Alliance
Inc.	140,570	11,870
PepsiCo Inc.	112,640	10,514
Diageo plc	358,978	10,396
Procter & Gamble Co.	112,347	8,790
Diageo plc ADR	7,700	893
		129,760
Energy (5.6%)
Chevron Corp.	340,530	32,851
Exxon Mobil Corp.	372,875	31,023
Anadarko Petroleum Corp.	170,690	13,324
TOTAL SA	251,573	12,340
Schlumberger Ltd.	107,980	9,307
EOG Resources Inc.	96,640	8,461
BG Group plc	497,327	8,283
Hess Corp.	117,840	7,881
Marathon Oil Corp.	254,600	6,757
		130,227
Financials (14.8%)
Wells Fargo & Co.	1,035,530	58,238
JPMorgan Chase & Co.	568,578	38,527
Prudential Financial Inc.	331,010	28,970
ACE Ltd.	251,630	25,586
PNC Financial Services
Group Inc.	254,330	24,327
BlackRock Inc.	62,890	21,759
Bank of America Corp.	1,049,810	17,868
Citigroup Inc.	305,730	16,888
MetLife Inc.	281,430	15,757
Mitsubishi UFJ Financial
Group Inc.	1,668,430	12,003
Marsh & McLennan Cos.
Inc.	211,690	12,003

Northern Trust Corp.	140,500	10,743
Bank of Nova Scotia	192,310	9,929
US Bancorp	224,330	9,736
UBS Group AG	435,061	9,223
American International
Group Inc.	120,060	7,422
Hartford Financial Services
Group Inc.	166,740	6,931
Standard Chartered plc	387,753	6,210
American Tower
Corporation	47,900	4,469
BNP Paribas SA	73,281	4,447
AvalonBay Communities
Inc.	21,830	3,490
		344,526
Health Care (12.3%)
Merck & Co. Inc.	757,369	43,117
Pfizer Inc.	882,395	29,587
Bristol-Myers Squibb Co.	436,560	29,049
Eli Lilly & Co.	309,400	25,832
Johnson & Johnson	251,990	24,559
Medtronic plc	313,010	23,194
UnitedHealth Group Inc.	178,180	21,738
Cardinal Health Inc.	248,550	20,791
AstraZeneca plc ADR	323,090	20,584
Roche Holding AG	39,018	10,940
Gilead Sciences Inc.	90,700	10,619
Novartis AG	85,341	8,394
AmerisourceBergen Corp.
Class A	63,400	6,742
* Celgene Corp.	52,820	6,113
Takeda Pharmaceutical Co.
Ltd.	79,700	3,847
		285,106
Industrials (7.7%)
United Parcel Service Inc.
Class B	252,678	24,487
General Electric Co.	778,220	20,677
Honeywell International Inc.	197,830	20,173
United Technologies Corp.	157,770	17,501
FedEx Corp.	88,380	15,060
CSX Corp.	438,829	14,328
Lockheed Martin Corp.	73,250	13,617
Caterpillar Inc.	157,937	13,396
Eaton Corp. plc	180,900	12,209
Raytheon Co.	84,829	8,117
Schneider Electric SE	117,133	8,110
ABB Ltd. ADR	198,658	4,148
Canadian National Railway
Co.	64,900	3,748
General Dynamics Corp.	25,167	3,566
		179,137

Information Technology (9.0%)
Microsoft Corp.	939,320	41,471
Apple Inc.	259,842	32,591
Intel Corp.	952,780	28,979
* Google Inc. Class A	51,810	27,979
Accenture plc Class A	244,540	23,667
Cisco Systems Inc.	844,940	23,202
Oracle Corp.	328,170	13,225
Texas Instruments Inc.	219,810	11,322
QUALCOMM Inc.	129,940	8,138
		210,574
Materials (1.1%)
Praxair Inc.	103,730	12,401
International Paper Co.	250,300	11,912
BHP Billiton plc	103,174	2,028
		26,341
Telecommunication Services (1.5%)
Verizon Communications
Inc.	765,190	35,666

Utilities (2.0%)
NextEra Energy Inc.	185,050	18,141
Dominion Resources Inc.	202,980	13,573
Duke Energy Corp.	103,726	7,325
Exelon Corp.	226,100	7,104
		46,143
Total Common Stocks
(Cost $1,096,656)		1,503,028

Vanguard Balanced Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (8.1%)
U.S. Government Securities (6.3%)
United States Treasury Inflation
Indexed Bonds	1.875%	7/15/15	20,560	25,071
United States Treasury Note/Bond	0.500%	7/31/16	6,900	6,911
United States Treasury Note/Bond	0.875%	9/15/16	2,200	2,212
United States Treasury Note/Bond	0.625%	12/31/16	3,615	3,622
United States Treasury Note/Bond	0.875%	1/31/17	534	537
United States Treasury Note/Bond	0.500%	3/31/17	12,200	12,185
United States Treasury Note/Bond	1.000%	9/15/17	15,000	15,084
United States Treasury Note/Bond	0.750%	10/31/17	7,500	7,492
United States Treasury Note/Bond	1.000%	5/31/18	5,500	5,500
United States Treasury Note/Bond	1.375%	9/30/18	19,000	19,146
United States Treasury Note/Bond	1.750%	9/30/19	17,000	17,191
United States Treasury Note/Bond	1.375%	2/29/20	4,130	4,092
United States Treasury Note/Bond	2.250%	11/15/24	550	545
United States Treasury Note/Bond	2.000%	2/15/25	2,400	2,327
United States Treasury Note/Bond	2.875%	5/15/43	13,733	13,029
United States Treasury Note/Bond	3.750%	11/15/43	694	777
United States Treasury Note/Bond	3.375%	5/15/44	6,300	6,586
United States Treasury Note/Bond	3.125%	8/15/44	2,250	2,243
United States Treasury Note/Bond	2.500%	2/15/45	3,250	2,848
147,398
Conventional Mortgage-Backed Securities (1.6%)
[1,2,3] Fannie Mae Pool	3.500%	11/1/25–
		7/1/45	22,500	23,175
[1,2] Fannie Mae Pool	4.500%	11/1/33–
		7/1/45	9,814	10,666
[1,2] Freddie Mac Gold Pool	4.000%	9/1/24–
		9/1/41	11	12
[1,2] Freddie Mac Gold Pool	4.500%	3/1/29–
		7/1/45	2,314	2,516
[1] Ginnie Mae I Pool	7.000%	11/15/31–
		11/15/33	155	181
[1] Ginnie Mae I Pool	8.000%	9/15/30	71	76
				36,626
Nonconventional Mortgage-Backed Securities (0.2%)
[1,2] Fannie Mae REMICS	3.500%	4/25/31	245	252
[1,2] Fannie Mae REMICS	4.000%	9/25/29–
		5/25/31	470	506
[1,2] Freddie Mac REMICS	3.500%	3/15/31	145	149
[1,2] Freddie Mac REMICS	4.000%	12/15/30–
		4/15/31	2,726	2,933
				3,840
Total U.S. Government and Agency Obligations
(Cost $186,672) 187,864
Asset-Backed/Commercial Mortgage-Backed Securities (1.7%)
[1] Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,695	2,704
[1] Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	3,715	3,732
[4] American Tower Trust I	1.551%	3/15/18	380	380
[4] American Tower Trust I	3.070%	3/15/23	1,100	1,077
[1] AmeriCredit Automobile Receivables
Trust 2012-1	4.720%	3/8/18	580	596
[1,4,5] Apidos CDO	1.774%	4/17/26	1,295	1,292
[1,4,5] ARES CLO Ltd.	1.795%	4/17/26	1,200	1,202
[1,4,5] Atlas Senior Loan Fund Ltd.	1.815%	10/15/26	355	355
[1,4,5] Atlas Senior Loan Fund V Ltd.	1.826%	7/16/26	305	305
[1] Banc of America Commercial Mortgage
Trust 2006-2	5.916%	5/10/45	395	401
[1] Banc of America Commercial Mortgage
Trust 2006-5	5.414%	9/10/47	476	493
[1] Bear Stearns Commercial Mortgage
Securities Trust 2006-PWR13	5.540%	9/11/41	495	512
[1,4,5] CECLO 2013-20A 144A	1.757%	1/25/26	1,300	1,297
[1,4,5] Cent CLO	1.767%	7/27/26	420	420
[1,4,5] Cent CLO 22 Ltd.	1.756%	11/7/26	935	932
[1,4,5] CIFC Funding Ltd.	1.775%	4/18/25	1,185	1,186

[1] COMM 2006-C7 Mortgage Trust	5.943%	6/10/46	536	549
[1] COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	490
[1] Credit Suisse Commercial Mortgage
Trust Series 2006-C4	5.467%	9/15/39	281	290
[1,4,5] Dryden Senior Loan Fund	1.625%	4/18/26	1,165	1,159
[1,4] First Investors Auto Owner Trust
2013-2	1.230%	3/15/19	167	167
[1,4] Ford Credit Floorplan Master Owner
Trust A	2.090%	3/15/22	330	329
[1] Ford Credit Floorplan Master Owner
Trust A Series 2012-2	1.920%	1/15/19	772	781
[1,4] Hilton USA Trust 2013-HLT	2.662%	11/5/30	1,165	1,165
[1,4,5] ING Investment Management Co.	1.775%	4/18/26	1,165	1,161
[1] LB-UBS Commercial Mortgage Trust
2006-C4	6.028%	6/15/38	371	379
[1,5] LB-UBS Commercial Mortgage Trust
2008-C1	6.321%	4/15/41	787	858
[1,4,5] Limerock CLO	1.775%	4/18/26	1,300	1,297
[1,4,5] Madison Park Funding XII Ltd.	1.725%	1/19/25	755	754
[1,4,5] Madison Park Funding XIII Ltd.	1.775%	7/20/26	920	921
[1] Merrill Lynch Mortgage Trust 2006-C1	5.865%	5/12/39	591	604
[1,4,5] OZLM VI Ltd.	1.824%	4/17/26	955	958
[1] Santander Drive Auto Receivables
Trust 2013-2	2.570%	3/15/19	515	519
[1] Santander Drive Auto Receivables
Trust 2014-2	2.330%	11/15/19	335	338
[4] SBA Tower Trust	2.898%	10/15/19	1,205	1,206
[1,4,5] Seneca Park CLO Ltd.	1.754%	7/17/26	680	680
[1,4,5] SFAVE Commercial Mortgage
Securities Trust 2015-5AVE	4.144%	1/5/35	700	678
[1,4,5] Shackleton CLO Ltd.	1.754%	7/17/26	660	660
[1,4] Springleaf Funding Trust	2.410%	12/15/22	1,105	1,106
[1,4] Springleaf Funding Trust	3.160%	11/15/24	1,375	1,392
[1,4] Springleaf Funding Trust 2015-B	3.480%	5/15/28	590	592
[1,4] Springleaf Mortgage Loan Trust
2013-1A	2.310%	6/25/58	220	217
[1,4,5] SYMP 14-14AA2 144A	1.750%	7/14/26	1,125	1,122
[1,4,5] Thacher Park CLO 2014-1	1.745%	10/20/26	505	505
[1] Utility Debt Securitization Authority
Series 2013T	3.435%	12/15/25	210	217
[1,4] Westlake Automobile Receivables
Trust	0.970%	10/16/17	712	711
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $38,776)				38,689
Corporate Bonds (21.9%)
Finance (8.5%)
Banking (6.8%)
American Express Centurion Bank	6.000%	9/13/17	500	546
American Express Co.	1.550%	5/22/18	1,635	1,621
American Express Credit Corp.	2.750%	9/15/15	100	100
American Express Credit Corp.	2.375%	3/24/17	1,920	1,958
American Express Credit Corp.	2.125%	7/27/18	1,235	1,248
American Express Credit Corp.	2.250%	8/15/19	800	800
Bank of America Corp.	6.050%	5/16/16	2,000	2,077
Bank of America Corp.	6.000%	9/1/17	1,010	1,099
Bank of America Corp.	5.750%	12/1/17	500	545
Bank of America Corp.	6.875%	4/25/18	1,250	1,412
Bank of America Corp.	5.625%	7/1/20	85	96
Bank of America Corp.	5.875%	1/5/21	3,000	3,421
Bank of America Corp.	3.300%	1/11/23	120	118
Bank of America Corp.	4.100%	7/24/23	150	153
Bank of America Corp.	4.000%	4/1/24	340	346
Bank of America Corp.	4.000%	1/22/25	875	851
Bank of America Corp.	5.875%	2/7/42	260	297
Bank of America Corp.	5.000%	1/21/44	1,230	1,269
Bank of America Corp.	4.875%	4/1/44	870	881
Bank of America NA	5.300%	3/15/17	2,000	2,115
Bank of Montreal	1.300%	7/15/16	800	805

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bank of Montreal	2.500%	1/11/17	2,030	2,075
	Bank of New York Mellon Corp.	2.150%	2/24/20	1,580	1,559
	Bank of New York Mellon Corp.	3.000%	2/24/25	720	694
	Bank of Nova Scotia	2.050%	10/30/18	1,600	1,630
	Bank of Nova Scotia	2.800%	7/21/21	750	753
[4]	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	1,390	1,387
[4]	Barclays Bank plc	6.050%	12/4/17	1,400	1,515
	Barclays Bank plc	2.500%	2/20/19	800	804
	Barclays Bank plc	5.125%	1/8/20	240	267
	Barclays Bank plc	5.140%	10/14/20	160	174
	Barclays Bank plc	3.750%	5/15/24	1,150	1,153
	BB&T Corp.	4.900%	6/30/17	1,000	1,058
	Bear Stearns Cos. LLC	6.400%	10/2/17	235	258
	Bear Stearns Cos. LLC	7.250%	2/1/18	425	481
	BNP Paribas SA	2.400%	12/12/18	1,300	1,315
	BNP Paribas SA	3.250%	3/3/23	305	302
	BPCE SA	2.500%	12/10/18	220	223
	BPCE SA	2.500%	7/15/19	1,400	1,411
	BPCE SA	4.000%	4/15/24	775	792
[4]	BPCE SA	5.150%	7/21/24	1,260	1,282
	Capital One Bank USA NA	2.150%	11/21/18	1,215	1,209
	Capital One Financial Corp.	3.150%	7/15/16	300	305
	Capital One Financial Corp.	4.750%	7/15/21	400	435
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,290
	Capital One Financial Corp.	3.200%	2/5/25	1,050	987
	Citigroup Inc.	4.587%	12/15/15	29	29
	Citigroup Inc.	4.450%	1/10/17	1,305	1,364
	Citigroup Inc.	6.125%	11/21/17	2,320	2,550
	Citigroup Inc.	1.750%	5/1/18	500	497
	Citigroup Inc.	6.125%	5/15/18	255	284
	Citigroup Inc.	2.500%	9/26/18	500	505
	Citigroup Inc.	2.550%	4/8/19	1,800	1,814
	Citigroup Inc.	2.500%	7/29/19	965	965
	Citigroup Inc.	2.400%	2/18/20	800	789
	Citigroup Inc.	5.375%	8/9/20	165	184
	Citigroup Inc.	4.500%	1/14/22	1,975	2,116
	Citigroup Inc.	6.625%	6/15/32	2,000	2,357
	Citigroup Inc.	8.125%	7/15/39	180	256
	Citigroup Inc.	5.300%	5/6/44	270	273
	Compass Bank	2.750%	9/29/19	375	373
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	1,350	1,358
[4]	Credit Agricole SA	2.500%	4/15/19	1,460	1,463
	Credit Suisse	2.300%	5/28/19	2,845	2,838
	Credit Suisse	3.000%	10/29/21	735	726
	Credit Suisse	3.625%	9/9/24	520	515
	Credit Suisse AG	1.750%	1/29/18	840	839
[4]	Credit Suisse Group Funding
	Guernsey Ltd.	3.750%	3/26/25	1,270	1,217
	Deutsche Bank AG	2.500%	2/13/19	1,000	1,004
	Fifth Third Bank	2.875%	10/1/21	425	420
	Goldman Sachs Group Inc.	5.350%	1/15/16	1,500	1,535
	Goldman Sachs Group Inc.	5.625%	1/15/17	490	519
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,452
	Goldman Sachs Group Inc.	2.375%	1/22/18	555	562
	Goldman Sachs Group Inc.	5.375%	3/15/20	405	450
	Goldman Sachs Group Inc.	2.600%	4/23/20	170	169
	Goldman Sachs Group Inc.	6.000%	6/15/20	3,350	3,853
	Goldman Sachs Group Inc.	5.250%	7/27/21	865	961
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	408
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,205	1,201
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	2,248
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,591
[4]	HSBC Bank plc	4.750%	1/19/21	1,700	1,871
	HSBC Holdings plc	4.000%	3/30/22	2,395	2,505
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,186
	HSBC Holdings plc	6.100%	1/14/42	375	452
	HSBC Holdings plc	5.250%	3/14/44	440	454
	HSBC USA Inc.	1.625%	1/16/18	1,005	1,002
	HSBC USA Inc.	2.350%	3/5/20	1,825	1,804
	HSBC USA Inc.	3.500%	6/23/24	800	802

	Huntington National Bank	2.200%	4/1/19	560	556
	Huntington National Bank	2.400%	4/1/20	1,160	1,145
[4]	ING Bank NV	3.750%	3/7/17	600	623
[4]	ING Bank NV	1.800%	3/16/18	1,340	1,342
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,651
	JPMorgan Chase & Co.	6.300%	4/23/19	465	531
	JPMorgan Chase & Co.	4.950%	3/25/20	1,000	1,101
	JPMorgan Chase & Co.	4.350%	8/15/21	4,862	5,204
	JPMorgan Chase & Co.	4.500%	1/24/22	495	529
	JPMorgan Chase & Co.	3.250%	9/23/22	970	962
	JPMorgan Chase & Co.	3.375%	5/1/23	875	845
	JPMorgan Chase & Co.	3.875%	2/1/24	800	812
	JPMorgan Chase & Co.	4.125%	12/15/26	765	751
	JPMorgan Chase & Co.	5.400%	1/6/42	750	826
	JPMorgan Chase & Co.	5.625%	8/16/43	400	427
[4]	Macquarie Bank Ltd.	2.400%	1/21/20	400	397
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	495	487
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	685	646
	Morgan Stanley	3.800%	4/29/16	255	261
	Morgan Stanley	5.450%	1/9/17	1,000	1,059
	Morgan Stanley	2.125%	4/25/18	1,375	1,384
	Morgan Stanley	2.500%	1/24/19	2,500	2,522
	Morgan Stanley	5.625%	9/23/19	645	722
	Morgan Stanley	5.750%	1/25/21	1,740	1,978
	Morgan Stanley	3.700%	10/23/24	750	744
	Morgan Stanley	6.250%	8/9/26	3,000	3,581
	Morgan Stanley	4.300%	1/27/45	850	783
	National City Corp.	6.875%	5/15/19	1,000	1,160
[4]	Nationwide Building Society	2.350%	1/21/20	785	782
	Northern Trust Corp.	3.450%	11/4/20	255	269
	PNC Bank NA	4.875%	9/21/17	1,500	1,600
	PNC Bank NA	3.300%	10/30/24	460	452
	PNC Bank NA	2.950%	2/23/25	1,105	1,058
	PNC Bank NA	4.200%	11/1/25	255	266
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	585
	Santander Bank NA	2.000%	1/12/18	715	716
	Santander Holdings USA Inc.	2.650%	4/17/20	580	570
[4]	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	1,600	1,592
	State Street Corp.	5.375%	4/30/17	2,775	2,977
	Svenska Handelsbanken AB	2.875%	4/4/17	1,000	1,030
	Synchrony Financial	3.000%	8/15/19	1,055	1,061
	Synchrony Financial	2.700%	2/3/20	405	400
	UBS AG	5.875%	12/20/17	480	528
	UBS AG	1.800%	3/26/18	1,020	1,016
	UBS AG	4.875%	8/4/20	300	331
	US Bancorp	1.650%	5/15/17	600	607
	US Bancorp	3.700%	1/30/24	1,560	1,612
	Wachovia Corp.	7.500%	4/15/35	1,000	1,326
	Wells Fargo & Co.	5.625%	12/11/17	820	900
	Wells Fargo & Co.	2.150%	1/15/19	2,915	2,929
	Wells Fargo & Co.	3.000%	1/22/21	505	512
	Wells Fargo & Co.	3.500%	3/8/22	640	655
	Wells Fargo & Co.	3.450%	2/13/23	930	926
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,260
	Wells Fargo & Co.	3.000%	2/19/25	890	849
	Wells Fargo & Co.	5.606%	1/15/44	2,276	2,475

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	344

	Finance Companies (0.5%)
	General Electric Capital Corp.	4.625%	1/7/21	1,120	1,226
	General Electric Capital Corp.	5.300%	2/11/21	795	893
	General Electric Capital Corp.	3.150%	9/7/22	3,376	3,377
	General Electric Capital Corp.	3.100%	1/9/23	1,255	1,252
	General Electric Capital Corp.	6.750%	3/15/32	470	610
	General Electric Capital Corp.	6.150%	8/7/37	2,210	2,737
	General Electric Capital Corp.	5.875%	1/14/38	1,547	1,840
	General Electric Capital Corp.	6.875%	1/10/39	650	865

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Insurance (1.1%)
	ACE INA Holdings Inc.	2.600%	11/23/15	600	602
	ACE INA Holdings Inc.	5.800%	3/15/18	1,295	1,441
	ACE INA Holdings Inc.	3.350%	5/15/24	555	556
	Aetna Inc.	1.750%	5/15/17	60	61
[1]	Allstate Corp.	6.125%	5/15/67	1,000	1,045
	Anthem Inc.	2.300%	7/15/18	375	378
	Anthem Inc.	3.125%	5/15/22	1,610	1,567
	Anthem Inc.	3.300%	1/15/23	1,100	1,056
	Anthem Inc.	4.650%	8/15/44	70	64
	Cigna Corp.	3.250%	4/15/25	1,730	1,663
	CNA Financial Corp.	3.950%	5/15/24	135	134
[4]	Five Corners Funding Trust	4.419%	11/15/23	210	217
[4]	Liberty Mutual Group Inc.	4.250%	6/15/23	360	370
	Loews Corp.	2.625%	5/15/23	440	417
[1,4] Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,478
	MetLife Inc.	1.903%	12/15/17	225	227
	MetLife Inc.	3.600%	4/10/24	580	585
	MetLife Inc.	4.125%	8/13/42	145	134
	MetLife Inc.	4.875%	11/13/43	530	548
[4]	Metropolitan Life Global Funding I	1.500%	1/10/18	1,480	1,475
[4]	Metropolitan Life Global Funding I	1.875%	6/22/18	950	957
[4]	New York Life Global Funding	1.650%	5/15/17	600	605
[4]	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,464
	Prudential Financial Inc.	3.000%	5/12/16	450	458
[4]	QBE Insurance Group Ltd.	2.400%	5/1/18	235	237
[4]	Teachers Insurance & Annuity
	Association of America	4.900%	9/15/44	375	381
	UnitedHealth Group Inc.	6.000%	6/15/17	500	545
	UnitedHealth Group Inc.	6.000%	2/15/18	700	778
	UnitedHealth Group Inc.	3.875%	10/15/20	601	636
	UnitedHealth Group Inc.	2.875%	3/15/22	27	26
	UnitedHealth Group Inc.	2.875%	3/15/23	1,175	1,136
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,502

	Real Estate Investment Trusts (0.1%)
	AvalonBay Communities Inc.	3.625%	10/1/20	520	540
	Duke Realty LP	6.500%	1/15/18	210	235
	HCP Inc.	3.750%	2/1/16	210	213
	Realty Income Corp.	4.650%	8/1/23	640	672
[4]	WEA Finance LLC / Westfield UK &
	Europe Finance plc	1.750%	9/15/17	375	376
[4]	WEA Finance LLC / Westfield UK &
	Europe Finance plc	2.700%	9/17/19	1,330	1,331
198,445
Industrial (11.5%)
	Basic Industry (0.2%)
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	1,140	1,174
	CF Industries Inc.	5.375%	3/15/44	880	872
	LyondellBasell Industries NV	4.625%	2/26/55	900	794
	Monsanto Co.	4.700%	7/15/64	230	198
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,686
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	685	702
	Rio Tinto Finance USA plc	3.500%	3/22/22	550	548

	Capital Goods (0.9%)
	Caterpillar Financial Services Corp.	2.625%	3/1/23	1,360	1,329
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,245
	Caterpillar Inc.	2.600%	6/26/22	705	689
	Caterpillar Inc.	3.400%	5/15/24	1,185	1,202
	Caterpillar Inc.	4.300%	5/15/44	500	491
	General Dynamics Corp.	3.875%	7/15/21	355	382
	General Electric Co.	2.700%	10/9/22	610	596
	General Electric Co.	4.125%	10/9/42	320	307
	General Electric Co.	4.500%	3/11/44	1,050	1,061
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,106
	Illinois Tool Works Inc.	3.500%	3/1/24	1,645	1,680
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,477
	John Deere Capital Corp.	1.700%	1/15/20	520	509
	Lockheed Martin Corp.	2.900%	3/1/25	1,010	966

	Parker-Hannifin Corp.	4.450%	11/21/44	450	450
[4]	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	2,225	2,363
[4]	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	800	792
[4]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	800	791
	United Technologies Corp.	3.100%	6/1/22	535	537
	United Technologies Corp.	7.500%	9/15/29	770	1,075
	United Technologies Corp.	6.050%	6/1/36	675	821
	United Technologies Corp.	4.500%	6/1/42	325	327

	Communication (2.0%)
	21st Century Fox America Inc.	4.500%	2/15/21	375	407
	21st Century Fox America Inc.	3.000%	9/15/22	245	239
	America Movil SAB de CV	3.125%	7/16/22	1,880	1,856
	America Movil SAB de CV	4.375%	7/16/42	530	490
	American Tower Corp.	3.450%	9/15/21	1,125	1,118
	AT&T Inc.	1.400%	12/1/17	1,400	1,394
	AT&T Inc.	5.600%	5/15/18	1,000	1,101
	AT&T Inc.	2.300%	3/11/19	850	850
	AT&T Inc.	6.450%	6/15/34	845	950
	CBS Corp.	4.300%	2/15/21	675	716
	Comcast Corp.	2.850%	1/15/23	240	233
	Comcast Corp.	3.600%	3/1/24	550	555
	Comcast Corp.	4.250%	1/15/33	1,032	1,005
	Comcast Corp.	4.200%	8/15/34	620	597
	Comcast Corp.	5.650%	6/15/35	110	125
	Comcast Corp.	4.400%	8/15/35	700	692
	Comcast Corp.	6.500%	11/15/35	115	144
	Comcast Corp.	6.400%	5/15/38	120	146
	Comcast Corp.	4.650%	7/15/42	1,290	1,289
	Comcast Corp.	4.500%	1/15/43	500	487
	Comcast Corp.	4.750%	3/1/44	525	531
	Comcast Corp.	4.600%	8/15/45	845	832
[4]	Cox Communications Inc.	4.800%	2/1/35	1,540	1,404
[4]	Deutsche Telekom International
	Finance BV	2.250%	3/6/17	400	406
[4]	Deutsche Telekom International
	Finance BV	4.875%	3/6/42	705	700
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	1.750%	1/15/18	500	495
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.200%	3/15/20	255	280
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.600%	2/15/21	100	106
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.800%	3/15/22	250	251
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.950%	1/15/25	30	29
	Discovery Communications LLC	5.625%	8/15/19	80	89
	Discovery Communications LLC	5.050%	6/1/20	420	460
	Discovery Communications LLC	3.250%	4/1/23	125	120
	Grupo Televisa SAB	6.625%	1/15/40	630	726
[4]	GTP Acquisition Partners I LLC	2.350%	6/15/20	580	578
[4]	NBCUniversal Enterprise Inc.	1.662%	4/15/18	1,920	1,924
[4]	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,530	2,513
	NBCUniversal Media LLC	4.375%	4/1/21	600	649
	Orange SA	4.125%	9/14/21	1,740	1,841
[4]	SBA Tower Trust	2.933%	12/15/17	840	861
[4]	Sky plc	2.625%	9/16/19	975	967
[4]	Sky plc	3.750%	9/16/24	1,435	1,401
	Time Warner Cable Inc.	5.850%	5/1/17	1,030	1,100
	Time Warner Cable Inc.	8.750%	2/14/19	25	30
	Time Warner Cable Inc.	8.250%	4/1/19	364	428
	Time Warner Cable Inc.	6.550%	5/1/37	270	281
	Time Warner Entertainment Co. LP	8.375%	3/15/23	95	118
	Time Warner Inc.	4.875%	3/15/20	700	764
	Time Warner Inc.	4.750%	3/29/21	350	378
	Time Warner Inc.	6.500%	11/15/36	620	727
	Verizon Communications Inc.	4.500%	9/15/20	1,280	1,376
	Verizon Communications Inc.	3.450%	3/15/21	485	494
	Verizon Communications Inc.	3.500%	11/1/21	1,040	1,052
	Verizon Communications Inc.	6.400%	9/15/33	2,230	2,546

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	5.850%	9/15/35	475	517
	Verizon Communications Inc.	6.900%	4/15/38	290	349
	Verizon Communications Inc.	4.750%	11/1/41	290	269
	Verizon Communications Inc.	6.550%	9/15/43	1,360	1,588
	Verizon Communications Inc.	4.862%	8/21/46	2,201	2,056
	Walt Disney Co.	4.125%	6/1/44	560	551

	Consumer Cyclical (1.4%)
	Amazon.com Inc.	2.500%	11/29/22	885	840
	Amazon.com Inc.	4.800%	12/5/34	520	513
	Amazon.com Inc.	4.950%	12/5/44	645	628
[4]	American Honda Finance Corp.	1.500%	9/11/17	490	492
[4]	American Honda Finance Corp.	1.600%	2/16/18	810	812
	American Honda Finance Corp.	2.125%	10/10/18	1,110	1,122
	AutoZone Inc.	3.700%	4/15/22	1,371	1,400
	AutoZone Inc.	3.125%	7/15/23	600	582
	CVS Health Corp.	5.750%	6/1/17	176	190
	CVS Health Corp.	2.750%	12/1/22	1,200	1,157
[4]	Daimler Finance North America LLC	2.375%	8/1/18	900	911
[4]	Daimler Finance North America LLC	2.250%	7/31/19	1,575	1,567
	Daimler Finance North America LLC	8.500%	1/18/31	1,000	1,463
	eBay Inc.	1.350%	7/15/17	325	325
	Ford Motor Credit Co. LLC	2.375%	3/12/19	1,700	1,693
	Home Depot Inc.	2.250%	9/10/18	975	997
	Home Depot Inc.	2.700%	4/1/23	720	702
	Home Depot Inc.	4.400%	3/15/45	780	774
[4]	Hyundai Capital America	1.625%	10/2/15	375	375
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	919
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,254
	McDonald’s Corp.	2.625%	1/15/22	195	191
	McDonald’s Corp.	3.250%	6/10/24	140	139
[4]	Nissan Motor Acceptance Corp.	1.950%	9/12/17	1,186	1,194
[4]	Nissan Motor Acceptance Corp.	1.800%	3/15/18	1,100	1,105
[4]	Nissan Motor Acceptance Corp.	2.650%	9/26/18	585	599
	PACCAR Financial Corp.	1.600%	3/15/17	1,002	1,013
	Target Corp.	2.900%	1/15/22	1,200	1,214
	Toyota Motor Credit Corp.	1.750%	5/22/17	1,200	1,217
	Toyota Motor Credit Corp.	1.250%	10/5/17	900	899
[4]	Volkswagen Group of America
	Finance LLC	2.450%	11/20/19	440	441
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	777
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,096
	Wal-Mart Stores Inc.	2.550%	4/11/23	2,050	1,981
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,790	3,259
	Wal-Mart Stores Inc.	4.300%	4/22/44	70	70

	Consumer Noncyclical (4.1%)
	AbbVie Inc.	1.750%	11/6/17	775	777
	AbbVie Inc.	2.000%	11/6/18	995	995
	AbbVie Inc.	2.500%	5/14/20	350	346
	AbbVie Inc.	3.200%	11/6/22	215	213
	Actavis Funding SCS	3.000%	3/12/20	805	804
	Actavis Funding SCS	3.450%	3/15/22	1,090	1,077
	Actavis Funding SCS	3.800%	3/15/25	505	494
	Actavis Funding SCS	4.850%	6/15/44	900	865
	Altria Group Inc.	4.750%	5/5/21	590	639
	Altria Group Inc.	2.850%	8/9/22	455	437
	Altria Group Inc.	4.500%	5/2/43	1,225	1,133
	AmerisourceBergen Corp.	3.500%	11/15/21	1,310	1,362
	Amgen Inc.	3.875%	11/15/21	835	881
	Amgen Inc.	5.150%	11/15/41	1,335	1,367
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	200	226
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	700	761
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	4,615	4,429
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	125	110
	AstraZeneca plc	1.950%	9/18/19	390	388
	AstraZeneca plc	6.450%	9/15/37	615	781
[1,4,5] Avery 2014 A 144A		1.797%	4/25/26	1,190	1,192
[4]	BAT International Finance plc	2.750%	6/15/20	550	552
[4]	BAT International Finance plc	3.250%	6/7/22	1,480	1,461

[4]	BAT International Finance plc	3.500%	6/15/22	235	237
[4]	Baxalta Inc.	3.600%	6/23/22	240	239
[4]	Baxalta Inc.	5.250%	6/23/45	400	400
	Baxter International Inc.	5.900%	9/1/16	502	533
[4]	Bayer US Finance LLC	2.375%	10/8/19	200	201
[4]	Bayer US Finance LLC	3.000%	10/8/21	1,980	1,990
[4]	Bayer US Finance LLC	3.375%	10/8/24	295	293
	Bristol-Myers Squibb Co.	3.250%	11/1/23	990	1,009
	Cardinal Health Inc.	1.700%	3/15/18	75	75
	Cardinal Health Inc.	2.400%	11/15/19	625	619
	Cardinal Health Inc.	3.200%	3/15/23	1,065	1,045
	Cardinal Health Inc.	3.500%	11/15/24	580	570
	Cardinal Health Inc.	4.500%	11/15/44	665	640
[4]	Cargill Inc.	4.307%	5/14/21	2,092	2,279
[4]	Cargill Inc.	6.875%	5/1/28	645	814
[4]	Cargill Inc.	6.125%	4/19/34	1,270	1,522
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	55	55
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	255	259
[1]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	436	396
	Celgene Corp.	2.250%	5/15/19	160	160
	Celgene Corp.	3.625%	5/15/24	370	371
	Coca-Cola Co.	3.300%	9/1/21	300	315
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	525
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	768	776
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	850	883
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	705
	Colgate-Palmolive Co.	7.600%	5/19/25	480	636
	ConAgra Foods Inc.	1.900%	1/25/18	185	182
	Diageo Capital plc	2.625%	4/29/23	1,230	1,161
	Diageo Investment Corp.	2.875%	5/11/22	525	510
	Dignity Health	2.637%	11/1/19	140	141
	Dignity Health	3.812%	11/1/24	300	308
	Eli Lilly & Co.	3.700%	3/1/45	635	574
[4]	EMD Finance LLC	2.950%	3/19/22	605	592
[4]	EMD Finance LLC	3.250%	3/19/25	1,200	1,163
	Express Scripts Holding Co.	2.650%	2/15/17	1,072	1,091
	Express Scripts Holding Co.	2.250%	6/15/19	575	571
	Express Scripts Holding Co.	4.750%	11/15/21	600	651
	Express Scripts Holding Co.	3.500%	6/15/24	825	806
[4]	Forest Laboratories Inc.	4.875%	2/15/21	575	620
	Gilead Sciences Inc.	3.700%	4/1/24	1,010	1,030
	Gilead Sciences Inc.	3.500%	2/1/25	560	559
	Gilead Sciences Inc.	4.500%	2/1/45	1,695	1,680
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	445	435
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,273
	GlaxoSmithKline Capital plc	1.500%	5/8/17	560	564
[4]	Grupo Bimbo SAB de CV	3.875%	6/27/24	360	355
[4]	Heineken NV	1.400%	10/1/17	205	205
[4]	Heineken NV	2.750%	4/1/23	860	832
[4]	Heineken NV	4.000%	10/1/42	35	31
[4]	HJ Heinz Co.	5.000%	7/15/35	230	232
[4]	HJ Heinz Co.	5.200%	7/15/45	255	260
[4]	Japan Tobacco Inc.	2.100%	7/23/18	545	548
	Johnson & Johnson	5.150%	7/15/18	500	553
	Kaiser Foundation Hospitals	3.500%	4/1/22	560	568
	Kaiser Foundation Hospitals	4.875%	4/1/42	340	355
	Kraft Heinz Foods Co.	2.250%	6/5/17	295	299
	Kroger Co.	3.300%	1/15/21	1,570	1,602
	Kroger Co.	3.850%	8/1/23	270	277
	Kroger Co.	4.000%	2/1/24	540	558
	McKesson Corp.	3.250%	3/1/16	175	178
	McKesson Corp.	2.700%	12/15/22	195	186
	McKesson Corp.	2.850%	3/15/23	190	182
	McKesson Corp.	3.796%	3/15/24	465	469
	Medtronic Inc.	1.375%	4/1/18	225	224
[4]	Medtronic Inc.	2.500%	3/15/20	935	939
[4]	Medtronic Inc.	3.150%	3/15/22	1,290	1,292
	Medtronic Inc.	3.625%	3/15/24	270	276
[4]	Medtronic Inc.	3.500%	3/15/25	2,196	2,181
[4]	Medtronic Inc.	4.375%	3/15/35	265	262

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Memorial Sloan-Kettering Cancer
	Center	4.200%	7/1/55	280	253
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	275	244
	Merck & Co. Inc.	1.300%	5/18/18	1,030	1,027
	Merck & Co. Inc.	2.350%	2/10/22	790	763
	Merck & Co. Inc.	2.800%	5/18/23	1,175	1,153
	Merck & Co. Inc.	2.750%	2/10/25	1,210	1,156
	Merck & Co. Inc.	4.150%	5/18/43	760	737
	Molson Coors Brewing Co.	2.000%	5/1/17	31	31
	Molson Coors Brewing Co.	3.500%	5/1/22	690	696
	Molson Coors Brewing Co.	5.000%	5/1/42	370	359
	New York & Presbyterian Hospital	4.024%	8/1/45	735	669
	Novartis Capital Corp.	3.400%	5/6/24	1,425	1,445
	Novartis Capital Corp.	4.400%	5/6/44	210	217
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	50	52
	Pepsi Bottling Group Inc.	7.000%	3/1/29	500	675
	PepsiCo Inc.	3.125%	11/1/20	330	344
	PepsiCo Inc.	2.750%	3/5/22	670	667
	PepsiCo Inc.	4.000%	3/5/42	845	789
	Pfizer Inc.	6.200%	3/15/19	1,400	1,598
	Pfizer Inc.	3.000%	6/15/23	1,050	1,044
	Philip Morris International Inc.	4.500%	3/26/20	250	274
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,106
	Philip Morris International Inc.	2.500%	8/22/22	575	553
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,099
[1]	Procter & Gamble - Esop	9.360%	1/1/21	1,145	1,408
[4]	Roche Holdings Inc.	6.000%	3/1/19	333	380
[4]	Roche Holdings Inc.	2.875%	9/29/21	850	859
[4]	SABMiller Holdings Inc.	2.450%	1/15/17	400	406
[4]	SABMiller Holdings Inc.	3.750%	1/15/22	400	413
	Sanofi	4.000%	3/29/21	1,130	1,208
	St. Jude Medical Inc.	2.500%	1/15/16	666	673
	Sysco Corp.	3.000%	10/2/21	420	424
	Sysco Corp.	3.500%	10/2/24	2,055	2,069
	Sysco Corp.	4.350%	10/2/34	275	276
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	260	264
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	530	529
	Unilever Capital Corp.	4.250%	2/10/21	2,805	3,081

	Energy (1.5%)
[4]	BG Energy Capital plc	4.000%	10/15/21	200	212
	BP Capital Markets plc	1.846%	5/5/17	650	658
	BP Capital Markets plc	4.750%	3/10/19	795	869
	BP Capital Markets plc	2.315%	2/13/20	160	159
	BP Capital Markets plc	4.500%	10/1/20	400	436
	BP Capital Markets plc	3.062%	3/17/22	1,100	1,094
	BP Capital Markets plc	3.245%	5/6/22	650	652
	BP Capital Markets plc	2.500%	11/6/22	500	474
	BP Capital Markets plc	3.994%	9/26/23	420	430
	BP Capital Markets plc	3.814%	2/10/24	650	660
	BP Capital Markets plc	3.506%	3/17/25	1,280	1,263
	Chevron Corp.	3.191%	6/24/23	1,235	1,239
	ConocoPhillips	5.200%	5/15/18	1,500	1,653
	ConocoPhillips Co.	2.875%	11/15/21	375	377
	ConocoPhillips Co.	3.350%	11/15/24	1,095	1,084
	ConocoPhillips Co.	4.300%	11/15/44	1,570	1,496
	Devon Energy Corp.	5.000%	6/15/45	565	555
	Dominion Gas Holdings LLC	3.550%	11/1/23	470	473
	Encana Corp.	6.500%	5/15/19	810	919
	EOG Resources Inc.	5.625%	6/1/19	425	481
	EOG Resources Inc.	2.625%	3/15/23	1,050	1,007
	Halliburton Co.	3.500%	8/1/23	1,980	1,998
	NiSource Finance Corp.	4.800%	2/15/44	1,355	1,373
	Occidental Petroleum Corp.	4.100%	2/1/21	1,120	1,207
	Occidental Petroleum Corp.	2.700%	2/15/23	250	241
	Phillips 66	4.875%	11/15/44	280	267
[4]	Schlumberger Investment SA	2.400%	8/1/22	630	603
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,154
	Shell International Finance BV	4.375%	3/25/20	800	875

	Shell International Finance BV	2.250%	1/6/23	640	603
	Shell International Finance BV	4.125%	5/11/35	1,200	1,175
	Shell International Finance BV	4.375%	5/11/45	1,735	1,711
	Suncor Energy Inc.	3.600%	12/1/24	625	624
	Suncor Energy Inc.	5.950%	12/1/34	500	570
	Total Capital International SA	1.550%	6/28/17	1,365	1,376
	Total Capital International SA	2.700%	1/25/23	885	854
	Total Capital International SA	3.750%	4/10/24	1,400	1,444
	Total Capital SA	2.125%	8/10/18	850	863
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,297

	Other Industrial (0.1%)
[4]	Hutchison Whampoa Finance CI Ltd.	3.625%	10/31/24	750	735
[4]	Hutchison Whampoa International 11
	Ltd.	3.500%	1/13/17	305	314
[1]	Johns Hopkins University Maryland GO 4.083%		7/1/53	690	658

	Technology (0.7%)
	Apple Inc.	2.850%	5/6/21	1,100	1,114
	Apple Inc.	3.450%	5/6/24	1,000	1,020
	Apple Inc.	3.850%	5/4/43	430	388
	Apple Inc.	4.450%	5/6/44	120	120
	Cisco Systems Inc.	4.450%	1/15/20	605	660
	Cisco Systems Inc.	2.900%	3/4/21	320	326
	EMC Corp.	1.875%	6/1/18	1,065	1,067
	EMC Corp.	2.650%	6/1/20	310	313
	EMC Corp.	3.375%	6/1/23	500	499
	International Business Machines Corp.	3.375%	8/1/23	1,750	1,761
	International Business Machines Corp.	3.625%	2/12/24	700	707
	International Business Machines Corp.	5.875%	11/29/32	2,000	2,392
	Microsoft Corp.	2.375%	2/12/22	635	622
	Microsoft Corp.	3.625%	12/15/23	500	520
	Microsoft Corp.	2.700%	2/12/25	760	729
	Microsoft Corp.	3.500%	2/12/35	605	553
	Oracle Corp.	2.800%	7/8/21	375	379
	Oracle Corp.	2.500%	5/15/22	1,210	1,176
	Oracle Corp.	2.950%	5/15/25	835	800
	Oracle Corp.	6.125%	7/8/39	350	422

	Transportation (0.6%)
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	400	391
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,800	1,861
[1]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	760	848
[4]	ERAC USA Finance LLC	5.900%	11/15/15	500	509
[4]	ERAC USA Finance LLC	2.750%	3/15/17	205	210
[4]	ERAC USA Finance LLC	2.350%	10/15/19	610	605
[4]	ERAC USA Finance LLC	4.500%	8/16/21	325	351
[4]	ERAC USA Finance LLC	3.300%	10/15/22	40	39
[4]	ERAC USA Finance LLC	7.000%	10/15/37	1,000	1,214
[4]	ERAC USA Finance LLC	4.500%	2/15/45	150	138
[1]	Federal Express Corp. 1998 Pass
	Through Trust	6.720%	1/15/22	983	1,126
	FedEx Corp.	2.625%	8/1/22	130	126
	FedEx Corp.	2.700%	4/15/23	255	244
	FedEx Corp.	3.200%	2/1/25	425	413
	FedEx Corp.	4.900%	1/15/34	230	238
	FedEx Corp.	3.875%	8/1/42	120	103
	FedEx Corp.	4.100%	4/15/43	500	447
	FedEx Corp.	5.100%	1/15/44	340	349
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,667
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,595
[1]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	401	453
	United Parcel Service Inc.	2.450%	10/1/22	425	410
	United Parcel Service Inc.	4.875%	11/15/40	460	492
267,345
Utilities (1.9%)
	Electric (1.8%)
	Alabama Power Co.	5.550%	2/1/17	585	624

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Alabama Power Co.	3.750%	3/1/45	630	564
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,155
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,000	1,173
	Commonwealth Edison Co.	5.950%	8/15/16	770	813
	Connecticut Light & Power Co.	5.650%	5/1/18	465	519
	Consolidated Edison Co. of New York
	Inc.	5.500%	9/15/16	700	738
	Consolidated Edison Co. of New York
	Inc.	5.300%	12/1/16	890	941
	Consolidated Edison Co. of New York
	Inc.	4.625%	12/1/54	1,365	1,324
	Delmarva Power & Light Co.	3.500%	11/15/23	305	311
	Dominion Resources Inc.	5.200%	8/15/19	750	829
	Dominion Resources Inc.	3.625%	12/1/24	1,515	1,500
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	302
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	648
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,165
	Duke Energy Florida Inc.	6.350%	9/15/37	200	254
	Duke Energy Progress Inc.	6.300%	4/1/38	365	465
	Eversource Energy	4.500%	11/15/19	90	98
	Eversource Energy	3.150%	1/15/25	110	106
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,165
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,095
	Florida Power & Light Co.	5.950%	2/1/38	785	970
	Georgia Power Co.	5.400%	6/1/18	1,165	1,291
	Georgia Power Co.	4.300%	3/15/42	755	723
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	1,500	1,644
	National Rural Utilities Cooperative
	Finance Corp.	2.850%	1/27/25	1,040	998
	Northern States Power Co.	6.250%	6/1/36	2,000	2,523
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	320
	Pacific Gas & Electric Co.	3.850%	11/15/23	450	466
	Pacific Gas & Electric Co.	3.750%	2/15/24	305	313
	Pacific Gas & Electric Co.	5.125%	11/15/43	285	307
	PacifiCorp	6.250%	10/15/37	2,000	2,507
	Peco Energy Co.	5.350%	3/1/18	565	621
	Potomac Electric Power Co.	6.500%	11/15/37	750	962
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,900	2,097
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	744
	Sierra Pacific Power Co.	3.375%	8/15/23	850	858
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,000	1,198
	South Carolina Electric & Gas Co.	5.100%	6/1/65	605	602
	Southern California Edison Co.	2.400%	2/1/22	170	166
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,215
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,609
	Southern California Edison Co.	3.600%	2/1/45	141	125
	Southern Co.	2.450%	9/1/18	225	230
	Virginia Electric & Power Co.	2.750%	3/15/23	690	677
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	839

	Natural Gas (0.0%)
	AGL Capital Corp.	6.375%	7/15/16	775	817

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,230
					42,841
Total Corporate Bonds (Cost $491,236) 508,631
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
[4]	Abu Dhabi National Energy Co. PJSC	5.875%	10/27/16	595	628
[4]	CDP Financial Inc.	4.400%	11/25/19	1,000	1,094
[4]	Electricite de France SA	4.600%	1/27/20	1,200	1,315
[4]	Electricite de France SA	4.875%	1/22/44	50	52
[1,4] Electricite de France SA		5.250%	1/29/49	235	234
[1,4] Electricite de France SA		5.625%	12/29/49	1,400	1,418
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	2,000	2,424

	Korea Development Bank	2.875%	8/22/18	505	520
	Korea Development Bank	2.500%	3/11/20	2,000	2,005
	Quebec	5.125%	11/14/16	1,000	1,056
[4]	Sinopec Group Overseas Development
	2015 Ltd.	2.500%	4/28/20	1,615	1,589
[4]	Sinopec Group Overseas Development
	2015 Ltd.	3.250%	4/28/25	1,615	1,549
[4]	State Grid Overseas Investment 2014
	Ltd.	2.750%	5/7/19	1,305	1,319
	Statoil ASA	2.250%	11/8/19	580	581
	Statoil ASA	2.900%	11/8/20	1,410	1,440
	Statoil ASA	2.750%	11/10/21	850	847
	Statoil ASA	2.450%	1/17/23	382	363
	Statoil ASA	2.650%	1/15/24	360	342
	Statoil ASA	3.700%	3/1/24	640	663
	Statoil ASA	3.250%	11/10/24	795	787
[4]	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,099
	United Mexican States	3.500%	1/21/21	342	349
	United Mexican States	3.600%	1/30/25	610	601
Total Sovereign Bonds (Cost $21,526)					22,275
Taxable Municipal Bonds (1.6%)
	Atlanta GA Downtown Development
	Authority Revenue	6.875%	2/1/21	350	401
	Bay Area Toll Authority California Toll
	Bridge Revenue (San Francisco Bay
	Area)	6.263%	4/1/49	1,000	1,294
	Bay Area Toll Authority California Toll
	Bridge Revenue (San Francisco Bay
	Area)	7.043%	4/1/50	350	472
	California GO	5.700%	11/1/21	265	312
	California GO	7.550%	4/1/39	1,170	1,692
	California GO	7.300%	10/1/39	300	417
	California GO	7.625%	3/1/40	90	130
	California GO	7.600%	11/1/40	920	1,363
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	250
	Chicago IL O’Hare International Airport
	Revenue	6.845%	1/1/38	530	582
	Chicago IL O’Hare International Airport
	Revenue	6.395%	1/1/40	425	520
	Chicago IL Transit Authority Transfer
	Tax Receipts Revenue	6.899%	12/1/40	350	398
	Chicago Transit Authority	6.899%	12/1/40	655	744
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	941
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	996	1,194
	Grand Parkway Transportation Corp.
	Texas System Toll Revenue	5.184%	10/1/42	1,015	1,171
	Houston TX GO	6.290%	3/1/32	580	704
	Illinois GO	5.100%	6/1/33	1,340	1,244
	Illinois Toll Highway Authority Revenue 6.184%		1/1/34	750	904
[6]	Kansas Development Finance Authority
	Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	2,000	2,216
	Los Angeles CA Community College
	District GO	6.750%	8/1/49	405	560
	Los Angeles CA Department of Water
	& Power Revenue	6.008%	7/1/39	455	552
	Los Angeles CA Unified School District
	GO	5.750%	7/1/34	1,400	1,653
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	545	666
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	1,000	1,186
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	410	569

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	600	806
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.790%	6/15/41	115	126
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	80	100
	New York Metropolitan Transportation
	Authority Revenue	6.814%	11/15/40	150	196
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	7.336%	11/15/39	325	462
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	6.089%	11/15/40	445	549
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	1,555	2,089
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	655	800
	Oregon GO	5.902%	8/1/38	490	581
[6]	Oregon School Boards Association GO	5.528%	6/30/28	2,000	2,266
	Port Authority of New York & New
	Jersey Revenue	5.859%	12/1/24	325	391
	Port Authority of New York & New
	Jersey Revenue	6.040%	12/1/29	265	324
	Port Authority of New York & New
	Jersey Revenue	4.458%	10/1/62	1,300	1,244
	President & Fellows of Harvard College
	Massachusetts GO	6.300%	10/1/37	2,000	2,090
	San Antonio TX Electric & Gas
	Systems Revenue	5.985%	2/1/39	305	381
	University of California	3.931%	5/15/45	570	535
	University of California Regents
	General Revenue	4.601%	5/15/31	590	619
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	280	348
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	845	1,054
	University of California Revenue	5.770%	5/15/43	1,010	1,211
	University of California Revenue	4.765%	5/15/44	145	150
Total Taxable Municipal Bonds (Cost $34,708)					38,457

Temporary Cash Investments (1.6%)
Repurchase Agreement (1.5%)
RBS Securities, Inc.
(Dated 6/30/15, Repurchase Value
$33,900,000, collateralized by U.S.
Treasury Note/Bond, 1.375%–1.750%,
11/30/15–10/31/20, with a value of
$34,581,000)	0.100%	7/1/15 33,900	33,900

U.S. Government and Agency Obligations (0.1%)
[7] Federal Home Loan Bank Discount
Notes	0.075%	7/31/15 2,100	2,100
Total Temporary Cash Investments (Cost $36,000)			36,000
Total Investments (100.4%) (Cost $1,905,574) 2,334,944
Other Assets and Liabilities (–0.4%)
Other Assets [8]			25,468
Liabilities			(34,489)
			(9,021)
Net Assets (100%)
Applicable to 103,987,834 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			2,325,923
Net Asset Value Per Share			$22.37

At June 30, 2015, net assets consisted of:
Amount
			($000)
Paid-in Capital		1,814,598
Undistributed Net Investment Income			26,638
Accumulated Net Realized Gains			55,034
Unrealized Appreciation (Depreciation)
Investment Securities			429,370
Futures Contracts			288
Foreign Currencies			(5)
Net Assets		2,325,923

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2015.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate value of these securities was $109,761,000, representing 4.7% of net assets.
5 Adjustable-rate security.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Cash of $837,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Dividends[1]	19,755
Interest	12,832
Securities Lending	28
Total Income	32,615
Expenses
Investment Advisory Fees—Note B
Basic Fee	647
Performance Adjustment	(28)
The Vanguard Group—Note C
Management and Administrative	1,787
Marketing and Distribution	190
Custodian Fees	25
Shareholders’ Reports	7
Trustees’ Fees and Expenses	2
Total Expenses	2,630
Net Investment Income	29,985
Realized Net Gain (Loss)
Investment Securities Sold	57,312
Futures Contracts	(659)
Foreign Currencies	19
Realized Net Gain (Loss)	56,672
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(79,941)
Futures Contracts	285
Foreign Currencies	19
Change in Unrealized Appreciation
(Depreciation)	(79,637)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,020

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,985	54,952
Realized Net Gain (Loss)	56,672	109,065
Change in Unrealized Appreciation (Depreciation)	(79,637)	42,562
Net Increase (Decrease) in Net Assets Resulting from Operations	7,020	206,579
Distributions
Net Investment Income	(55,202)	(48,908)
Realized Capital Gain [2]	(109,242)	(114,294)
Total Distributions	(164,444)	(163,202)
Capital Share Transactions
Issued	111,128	229,547
Issued in Lieu of Cash Distributions	164,444	163,202
Redeemed	(126,074)	(191,161)
Net Increase (Decrease) from Capital Share Transactions	149,498	201,588
Total Increase (Decrease)	(7,926)	244,965
Net Assets
Beginning of Period	2,333,849	2,088,884
End of Period[3]	2,325,923	2,333,849

1 Dividends are net of foreign withholding taxes of $241,000.
2 Includes fiscal 2015 and 2014 short-term gain distributions totaling $5,133,000 and $12,866,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $26,638,000 and $51,836,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.99	$23.66	$20.70	$18.90	$18.70	$17.35
Investment Operations
Net Investment Income	.293	.569	.540	.547	.552	.506
Net Realized and Unrealized Gain (Loss)
on Investments	(.215)	1.613	3.450	1.800	.143	1.369
Total from Investment Operations	.078	2.182	3.990	2.347	.695	1.875
Distributions
Dividends from Net Investment Income	(.570)	(.555)	(.550)	(.547)	(.495)	(.525)
Distributions from Realized Capital Gains	(1.128)	(1.297)	(.480)	—	—	—
Total Distributions	(1.698)	(1.852)	(1.030)	(.547)	(.495)	(.525)
Net Asset Value, End of Period	$22.37	$23.99	$23.66	$20.70	$18.90	$18.70

Total Return	0.32%	9.84%	19.88%	12.56%	3.70%	11.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,326	$2,334	$2,089	$1,691	$1,430	$1,397
Ratio of Total Expenses to
Average Net Assets[1]	0.23%	0.25%	0.27%	0.26%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.56%	2.50%	2.52%	2.86%	2.95%	2.90%
Portfolio Turnover Rate	55%[2]	70%[2]	31%[2]	24%[2]	36%[2]	38%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, (0.01%), 0.00%, and 0.01%.
2 Includes 15%, 15%, 19%, 18%, and 9% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of

Vanguard Balanced Portfolio

the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2015, the portfolio’s average investments in long and short futures contracts represented less than 1% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

5. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll

Vanguard Balanced Portfolio

transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

6. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

10. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard Balanced Portfolio

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays U.S. Credit A or Better Bond Index. For the six months ended June 30, 2015, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before a decrease of $28,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $209,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,412,123	90,905	—
U.S. Government and Agency Obligations	—	187,864	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	38,689	—
Corporate Bonds	—	508,631	—
Sovereign Bonds	—	22,275	—
Taxable Municipal Bonds	—	38,457	—
Temporary Cash Investments	—	36,000	—
Futures Contracts—Assets[1]	21	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	1,412,143	922,821	—
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2015	(593)	(74,820)	279
5-Year U.S. Treasury Note	September 2015	(54)	(6,440)	1
2-Year U.S. Treasury Note	September 2015	27	5,911	8
				288

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

Vanguard Balanced Portfolio

are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2015, the portfolio realized net foreign currency gains of $19,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2015, the cost of investment securities for tax purposes was $1,907,064,000. Net unrealized appreciation of investment securities for tax purposes was $427,880,000, consisting of unrealized gains of $460,351,000 on securities that had risen in value since their purchase and $32,471,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2015, the portfolio purchased $254,552,000 of investment securities and sold $221,805,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $402,801,000 and $404,027,000, respectively.

H. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
June 30, 2015		December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	4,769	9,848
Issued in Lieu of Cash Distributions	7,341	7,341
Redeemed	(5,392)	(8,199)
Net Increase (Decrease) in Shares Outstanding	6,718	8,990

At June 30, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 79% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,003.16	$1.14
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.65	1.15

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Balanced Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The two senior portfolio managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the portfolio, the advisor employs a bottom-up, fundamental research approach focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the portfolio, the advisor focuses on investment-grade corporate bonds. The firm has advised the Balanced Portfolio since its inception in 1991.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Capital Growth Portfolio

Growth stocks trumped value stocks as the financial markets became more volatile and less generous over the six months ended June 30, 2015. Despite this favorable environment, Vanguard Capital Growth Portfolio returned 0.51%, a bit behind the performance of its benchmark, the Standard and Poor’s 500 Index, and more than 4 percentage points behind the average return of variable insurance multi-capitalization growth funds.

Information technology holdings were the portfolio’s most noticeable laggard; its industrial and materials stocks also stumbled. On a brighter note, the advisor’s decision to hold more than double the health care allocation of the benchmark boosted returns.

Please note that returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Information technology holdings weakened the portfolio’s results

PRIMECAP Management Company, Capital Growth’s advisor, has typically built and maintained a portfolio that bears little resemblance to its benchmark. The health care and information technology sectors, which dominate the portfolio’s holdings, delivered demonstrably different performances from each other. The advisor’s exposure to each averaged more than 30% during the period.

Health care stocks added about 3 percentage points, but performance was dragged down by setbacks in technology and, to a lesser degree, industrials and materials. Health care’s strong showing was mostly a result of the advisor’s large allocation to the sector and its pharmaceutical and biotechnology holdings. The portfolio’s health care companies have benefited from rich drug pipelines that are expected to remain productive.

Information technology, a frequent source of past success, disappointed, as the advisor’s holdings returned about –6%, compared with almost 1% for the benchmark. The portfolio’s hardware and semiconductor stocks were at odds with the market; it had little or no exposure to some popular technology stocks that performed well, as PRIMECAP Management tends to focus on companies with longer-term growth prospects that are often underappreciated by the market.

The portfolio’s industrial holdings also suffered. Airline stocks, which had been powering the sector, hit a rough patch. Although lower fuel prices have generally improved airlines’ profitability, investors have expressed concern that increased capacity could erode those profits. In materials, chemical company holdings hurt performance.

Utilities represent a small portion of the benchmark, but the portfolio’s lack of exposure to the sector was an advantage. Of the ten index sectors, utilities performed worst, returning about –11%. Investors who had favored high-yielding utility stocks focused on other opportunities given the prospect of an interest-rate increase.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

Total Returns
		Six Months Ended
		June 30, 2015
Vanguard Capital Growth Portfolio		0.51%
S&P 500 Index		1.23
Variable Insurance Multi-Cap Growth Funds Average[1]		4.79

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio 0.40%		0.82%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the Capital Growth Portfolio’s annualized expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Capital Growth Portfolio

Advisor’s Report

For the six months ended June 30, 2015, Vanguard Capital Growth Portfolio returned 0.51%. This result trailed both the 1.23% return of the benchmark, the unmanaged Standard & Poor’s 500 Index, and the 4.79% average return of variable insurance multi-capitalization growth fund competitors. Favorable sector allocations, including an overweight position in health care, the best-performing sector for the period, were more than offset by unfavorable stock selection, particularly in information technology.

Investment environment

Over the six months, U.S. equity prices rose slightly, as the S&P 500 Index traded in a narrow range around its record high. Small-capitalization stocks, as measured by the Russell 2000 Index, outperformed large-caps, as measured by the Russell 1000 Index. Within each index, stocks with higher price/earnings ratios and higher forecasted growth rates outperformed stocks with lower P/E ratios and lower forecasted growth rates.

The U.S. economy contracted modestly during the first quarter of 2015, with real gross domestic product (GDP) declining at a 0.2% annual rate after increasing by 5.0% in the third quarter of 2014 and 2.2% in the fourth quarter. Unusually cold weather, labor disputes at West Coast ports, a strong U.S. dollar, and reduced investment by energy companies contributed to the first-quarter decline. The labor market improved further, with the unemployment rate declining to 5.3% in June, the lowest level since April 2008. Inflation remained low, in part because of falling energy prices; the gasoline component of the Consumer Price Index declined 25% from May 2014 to May 2015. The dollar strengthened, notably against the euro, which declined from $1.21 on December 31, 2014, to $1.12 on June 30, as the European Central Bank began purchasing sovereign bonds. The strong dollar hurts U.S. exporters, including many of the fund’s IT companies, by increasing the cost of their dollar-denominated products and services sold in countries whose currencies have depreciated against the dollar or by reducing the dollar value of their products and services sold in foreign currencies.

The Federal Reserve, at its June meeting, maintained its 0%–0.25% target range for the federal funds rate. Of the 17 Federal Open Market Committee participants surveyed at the meeting, 15 felt it would be appropriate for the Fed to begin raising the target range in 2015.

Global stock markets were rattled by fears that Greece would exit the euro zone and by extreme stock market volatility in China.

Outlook for U.S. equities

We find U.S. equities to be fairly valued at current levels. As of June 30, the S&P 500 Index was trading for approximately 16.5 times the next 12 months’ consensus estimated earnings per share of $125, a reasonable valuation by historical standards, though the index appears more expensive on a price/sales ratio basis because profit margins are near record highs. We continue to believe that many individual stocks are attractively valued and that stocks are a more attractive investment than bonds at current prices.

Portfolio update and positioning

The portfolio’s substantial overweight position in health care, which outperformed the S&P 500 Index by a wide margin, significantly contributed to relative returns. Two of the largest holdings, Biogen (+19%) and Eli Lilly (+23%), performed particularly well. This performance was more than offset by unfavorable stock selection in information technology, the largest sector in the portfolio. Several IT holdings performed poorly, reflecting weakness in markets for personal computers and cellular network equipment as well as company-specific factors. The most significant relative detractors in IT were Micron Technology (–46%), Hewlett-Packard (–24%), NetApp (–23%), Alibaba Group Sponsored ADR (–21%), KLA-Tencor (–19%), QUALCOMM (–15%), Ericsson Sponsored ADR (–12%), and EMC (–10%). The portfolio’s minimal position in Apple (+15%) also detracted from relative returns. After an extended period of outperformance, several of the portfolio’s airline holdings experienced corrections as oil prices rebounded and investors grew concerned that industry capacity growth was picking up.

The portfolio remained overweighted in health care, IT, and industrials for the six months. These sectors constituted 73% of the portfolio’s average holdings (compared with a 45% combined average weighting in the S&P 500 Index), including each of the portfolio’s ten largest holdings.

Health care

We remain confident in the fundamental long-term outlook for the health care industry. Increasing worldwide demand for its products will be driven by demographic trends and the industry’s ability to develop more effective therapies for a wide range of diseases and conditions.

That positive long-term outlook is tempered by increasing concerns about reimbursement and pricing for approved drugs. For example, Biogen recently reported positive data in an early stage trial studying its Alzheimer’s disease drug. This has resulted in investor concern that pricing pressure may similarly make its way into other therapeutic areas, such as diabetes, rheumatoid arthritis, and multiple sclerosis. Ultimately, we feel that high-value therapies that are unique in the market and substantially improve patient outcomes will continue to garner favorable

Vanguard Capital Growth Portfolio

pricing from reimbursement authorities. As we think ahead to our stock positioning in health care, we will focus to an even greater extent on the more innovative biotechnology and pharmaceutical companies with the most distinctive pipelines. Given the uncertain pricing outlook, we feel it might be harder for the large biotechnology and pharmaceutical groups to keep outperforming. Increasingly, we are seeing more attractive opportunities in other health care areas, such as life science research tools and diagnostics.

Information technology

We continue to believe that many of the portfolio’s IT holdings are attractively valued. The sector’s price/earnings multiple relative to that of the broader S&P 500 Index is near a multidecade low, and its companies are far better-capitalized than those in other sectors.

A fundamental technology shift occurring today is the transition from client-server to internet-based, or “cloud,” architectures. Microsoft and Google, two of the portfolio’s largest holdings, are among the leading providers of cloud services. Another significant trend is the shift to computing on mobile devices such as smartphones and tablets. Although the transition to the “mobile-cloud era” has mixed implications for several of the portfolio’s IT holdings, we believe that the low valuations assigned to these stocks reflect the risks associated with the transition.

Industrials

Within the industrial sector, we continue to find the airline industry attractive for equity investment. It has consolidated significantly over the past decade, and today the four largest airlines constitute roughly 81% of industry capacity. Domestic capacity has been reduced by 3% since 2007, and utilization is historically high, giving airlines the opportunity to raise ticket prices. Furthermore, the industry has established new, high-margin ancillary revenue streams that are becoming significant drivers of profitability.

Conclusion

We remain committed to our philosophy of investing in attractively priced individual stocks for the long term. This “bottom-up” approach often results in portfolios that bear little resemblance to market indexes; therefore, our results often deviate substantially from such indexes. Furthermore, our long-term investment horizon results in low portfolio turnover, which creates the possibility for extended periods of underperformance when the stocks in our portfolio fall out of favor.

We nonetheless believe that this approach can generate superior results for investors over the long term.

PRIMECAP Management Company

July 14, 2015

Vanguard Capital Growth Portfolio

Portfolio Profile
As of June 30, 2015

Portfolio Characteristics
Comparative
Portfolio		Index[1]
Number of Stocks	97	501
Median Market Cap	$73.1B	$80.5B
Price/Earnings Ratio	20.6x	20.0x
Price/Book Ratio	3.8x	2.8x
Yield[2]	1.2%	2.1%
Return on Equity	19.6%	18.7%
Earnings Growth Rate	11.5%	11.3%
Foreign Holdings	11.4%	0.0%
Turnover Rate[3]	7%	—
Expense Ratio[4]	0.40%	—
Short-Term Reserves	7.1%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.84
Beta	0.90

Sector Diversification (% of equity exposure)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	9.9%	12.8%
Consumer Staples	0.5	9.4
Energy	1.9	7.9
Financials	6.5	16.5
Health Care	31.3	15.4
Industrials	15.9	10.1
Information Technology	31.8	19.7
Materials	2.2	3.1
Telecommunication Services	0.0	2.3
Utilities	0.0	2.8

Ten Largest Holdings[5] (% of total net assets)

Biogen Inc.	Biotechnology	7.3%
Eli Lilly & Co.	Pharmaceuticals	5.2
Amgen Inc.	Biotechnology	4.8
Texas Instruments Inc.	Semiconductors	3.8
Adobe Systems Inc.	Application Software	3.8
Microsoft Corp.	Systems Software	3.7
FedEx Corp.	Air Freight & Logistics	3.5
Roche Holding AG	Pharmaceuticals	3.4
Google Inc.	Internet Software
	& Services	3.3
Novartis AG	Pharmaceuticals	2.6
Top Ten		41.4%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 Annualized.
4 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the annualized expense ratio was 0.36%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception Date	One Year	Five Years	Ten Years
Capital Growth Portfolio	12/3/2002	8.33%	18.93%	10.82%

1 Six months ended June 30, 2015.
See Financial Highlights for dividend and capital gains information.

Vanguard Capital Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s
Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the
SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.2%)
Consumer Discretionary (9.2%)
	L Brands Inc.	198,100	16,983
*	DIRECTV	137,161	12,727
	Walt Disney Co.	88,100	10,056
	TJX Cos. Inc.	128,900	8,529
	Ross Stores Inc.	169,700	8,249
*	Sony Corp. ADR	272,000	7,722
	Carnival Corp.	131,500	6,495
*	Bed Bath & Beyond Inc.	41,700	2,877
	Royal Caribbean Cruises
	Ltd.	23,300	1,834
*	Amazon.com Inc.	3,500	1,519
	Whirlpool Corp.	6,600	1,142
	VF Corp.	13,500	942
	Time Warner Cable Inc.	4,700	837
			79,912
Consumer Staples (0.5%)
	CVS Health Corp.	41,300	4,331

Energy (1.7%)
	Schlumberger Ltd.	54,100	4,663
	EOG Resources Inc.	41,700	3,651
^	Transocean Ltd.	193,600	3,121
	Noble Energy Inc.	48,800	2,083
	Exxon Mobil Corp.	11,200	932
	National Oilwell Varco Inc.	10,800	521
			14,971
Financials (6.1%)
	Charles Schwab Corp.	488,600	15,953
	Marsh & McLennan Cos.
	Inc.	211,900	12,015
	Wells Fargo & Co.	161,200	9,066
	Chubb Corp.	53,400	5,080
	Progressive Corp.	120,700	3,359
	JPMorgan Chase & Co.	38,400	2,602
	US Bancorp	43,100	1,871
	CME Group Inc.	15,100	1,405
	Discover Financial Services	14,200	818
	American Express Co.	7,800	606
			52,775
Health Care (29.2%)
*	Biogen Inc.	156,200	63,095
	Eli Lilly & Co.	542,700	45,310
	Amgen Inc.	267,971	41,139
	Roche Holding AG	106,500	29,862
	Novartis AG ADR	231,050	22,721
	Medtronic plc	165,900	12,293
	Johnson & Johnson	111,000	10,818

*	Boston Scientific Corp.	514,102	9,100
	Thermo Fisher Scientific Inc.	47,900	6,215
	Abbott Laboratories	123,300	6,052
	GlaxoSmithKline plc ADR	58,100	2,420
	Sanofi ADR	46,300	2,293
	AbbVie Inc.	14,000	941
			252,259
Industrials (14.8%)
	FedEx Corp.	176,700	30,110
	Southwest Airlines Co.	641,250	21,219
	Airbus Group SE	206,700	13,464
	Alaska Air Group Inc.	124,800	8,041
	Honeywell International Inc.	69,600	7,097
	Caterpillar Inc.	76,500	6,489
	Union Pacific Corp.	66,900	6,380
*	United Continental Holdings
	Inc.	100,900	5,349
	Deere & Co.	44,200	4,290
	United Parcel Service Inc.
	Class B	40,950	3,968
	Delta Air Lines Inc.	84,600	3,475
	Boeing Co.	23,200	3,218
	American Airlines Group Inc.	70,200	2,803
	United Technologies Corp.	20,400	2,263
	CH Robinson Worldwide Inc.	35,200	2,196
	Pentair plc	28,300	1,946
	Rockwell Automation Inc.	13,600	1,695
	CSX Corp.	42,500	1,388
	Safran SA	18,900	1,284
*	Hertz Global Holdings Inc.	38,400	696
	Expeditors International of
	Washington Inc.	14,100	650
			128,021
Information Technology (29.6%)
	Texas Instruments Inc.	646,100	33,281
*	Adobe Systems Inc.	407,100	32,979
	Microsoft Corp.	721,400	31,850
*	Google Inc. Class A	26,500	14,311
*	Google Inc. Class C	26,570	13,830
	Hewlett-Packard Co.	459,450	13,788
	QUALCOMM Inc.	171,200	10,722
	Intuit Inc.	103,200	10,399
	Intel Corp.	334,000	10,159
	EMC Corp.	319,700	8,437
	NetApp Inc.	241,500	7,622
*	Alibaba Group Holding Ltd.
	ADR	92,500	7,610
*	Micron Technology Inc.	387,800	7,306
	Cisco Systems Inc.	242,700	6,665

Telefonaktiebolaget LM
Ericsson ADR	602,200	6,287
Oracle Corp.	141,300	5,694
KLA-Tencor Corp.	90,900	5,110
NVIDIA Corp.	251,750	5,063
Visa Inc. Class A	73,200	4,915
Plantronics Inc.	67,150	3,781
Activision Blizzard Inc.	116,000	2,808
Analog Devices Inc.	42,400	2,721
Broadcom Corp. Class A	45,900	2,363
Corning Inc.	98,350	1,940
* eBay Inc.	31,700	1,910
* BlackBerry Ltd.	195,800	1,602
Apple Inc.	9,500	1,192
MasterCard Inc. Class A	9,800	916
* Entegris Inc.	46,900	683
SanDisk Corp.	8,700	507
		256,451
Materials (2.1%)
Monsanto Co.	116,900	12,460
Potash Corp. of
Saskatchewan Inc.	104,700	3,243
Praxair Inc.	17,400	2,080
		17,783
Total Common Stocks
(Cost $537,595)		806,503
Temporary Cash Investment (7.2%)
Money Market Fund (7.2%)
[1,2] Vanguard Market Liquidity
Fund, 0.137%
(Cost $62,673)	62,673,028	62,673
Total Investments (100.4%)
(Cost $600,268)		869,176
Other Assets and Liabilities (–0.4%)
Other Assets		1,558
Liabilities[2]		(4,870)
		(3,312)
Net Assets (100%)
Applicable to 33,188,503 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		865,864
Net Asset Value Per Share		$26.09

At June 30, 2015, net assets consisted of:
		Amount
		($000)
Paid-in Capital		576,987
Undistributed Net Investment Income		5,304
Accumulated Net Realized Gains		14,667
Unrealized Appreciation (Depreciation)
Investment Securities		268,908
Foreign Currencies		(2)
Net Assets		865,864

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,209,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,275,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Dividends[1]	7,661
Interest [2]	42
Securities Lending	106
Total Income	7,809
Expenses
Investment Advisory Fees—Note B	652
The Vanguard Group—Note C
Management and Administrative	812
Marketing and Distribution	75
Custodian Fees	9
Shareholders’ Reports	4
Trustees’ Fees and Expenses	1
Total Expenses	1,553
Net Investment Income	6,256
Realized Net Gain (Loss)
Investment Securities Sold	14,710
Foreign Currencies	(31)
Realized Net Gain (Loss)	14,679
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(16,547)
Foreign Currencies	18
Change in Unrealized Appreciation
(Depreciation)	(16,529)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,406

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,256	9,373
Realized Net Gain (Loss)	14,679	28,567
Change in Unrealized Appreciation (Depreciation)	(16,529)	82,133
Net Increase (Decrease) in Net Assets Resulting from Operations	4,406	120,073
Distributions
Net Investment Income	(9,459)	(6,008)
Realized Capital Gain	(28,597)	(13,257)
Total Distributions	(38,056)	(19,265)
Capital Share Transactions
Issued	104,105	172,797
Issued in Lieu of Cash Distributions	38,056	19,265
Redeemed	(71,768)	(95,031)
Net Increase (Decrease) from Capital Share Transactions	70,393	97,031
Total Increase (Decrease)	36,743	197,839
Net Assets
Beginning of Period	829,121	631,282
End of Period[3]	865,864	829,121

1 Dividends are net of foreign withholding taxes of $319,000.
2 Interest income from an affiliated company of the portfolio was $42,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,304,000 and $8,538,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$27.15	$23.60	$17.68	$15.69	$16.38	$15.04
Investment Operations
Net Investment Income	.182	.304	.219	.255	.154	.156[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.031)	3.945	6.421	2.152	(.274)	1.759
Total from Investment Operations	.151	4.249	6.640	2.407	(.120)	1.915
Distributions
Dividends from Net Investment Income	(.301)	(.218)	(.250)	(.165)	(.145)	(.135)
Distributions from Realized Capital Gains	(.910)	(.481)	(.470)	(.252)	(.425)	(.440)
Total Distributions	(1.211)	(.699)	(.720)	(.417)	(.570)	(.575)
Net Asset Value, End of Period	$26.09	$27.15	$23.60	$17.68	$15.69	$16.38

Total Return	0.51%	18.43%	38.48%	15.47%	–0.93%	13.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$866	$829	$631	$395	$370	$337
Ratio of Total Expenses to
Average Net Assets	0.36%	0.40%	0.41%	0.41%	0.42%	0.44%
Ratio of Net Investment Income to
Average Net Assets	1.45%	1.31%	1.13%	1.48%	1.03%	1.05%[1]
Portfolio Turnover Rate	7%	11%	7%	6%	11%	7%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.031 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Vanguard Capital Growth Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2015, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $78,000 to Vanguard

Vanguard Capital Growth Portfolio

(included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	761,893	44,610	—
Temporary Cash Investments	62,673	—	—
Total	824,566	44,610	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $600,268,000. Net unrealized appreciation of investment securities for tax purposes was $268,908,000, consisting of unrealized gains of $282,457,000 on securities that had risen in value since their purchase and $13,549,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2015, the portfolio purchased $69,544,000 of investment securities and sold $29,633,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	3,864	6,829
Issued in Lieu of Cash Distributions	1,442	811
Redeemed	(2,659)	(3,842)
Net Increase (Decrease) in Shares Outstanding	2,647	3,798

At June 30, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 62% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,005.05	$1.79
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	1.81

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Capital Growth Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has renewed the portfolio’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach that the advisor employs is designed to emphasize individual decision-making and enable each portfolio manager to invest only in his highest-conviction ideas. The firm has managed the portfolio since its inception in 2002.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Conservative Allocation Portfolio

U.S. stocks set a new high mark but generally stayed within a narrow range to finish the six months ended June 30, 2015, with a tepid return of close to 2%. International stocks did better for U.S. investors, returning about 5%. The U.S. bond market was nearly flat, and international bonds posted negative returns as a strong dollar hurt results for U.S. investors.

Vanguard Conservative Allocation Portfolio returned 1.00%, in line with its benchmark (+1.07%) and ahead of the average return of peer funds (+0.75%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

With brighter growth prospects, bond yields rose and prices fell

The Conservative Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. It targets an asset allocation of approximately 60% bonds and 40% stocks through these holdings: VVIF Total Bond Market Index Portfolio (48%), VVIF Equity Index Portfolio (22%), Vanguard Total International Bond Index Fund (12%), Vanguard Total International Stock Index Fund (12%), and Vanguard Extended Market Index Fund (6%).

The portfolio’s stock gains for the half year were offset by negative returns for bonds. Bonds seemed less attractive to investors as economic growth improved in many developed markets and the Federal Reserve contemplated a rate increase.

The yield on the 10-year Treasury note rose from 2.19% at the beginning of the year to 2.33% by the end of June. (Bond prices and yields move in opposite directions.) The Total Bond Market Index Portfolio returned –0.26% as the broad U.S. bond market posted its first quarterly decline since 2013.

In Europe, investors gained more confidence in economic growth. Bond yields bounced back from their very low (and in some cases negative) levels, and the Total International Bond Index Fund returned –0.84% for Investor Shares.

Results were worse for U.S. investors because of the dollar’s strength, but the fund’s strategy of currency hedging largely negated that effect.

U.S. stock returns were outdone by those from markets elsewhere

Uncertainty on multiple fronts—including Federal Reserve policy, U.S. economic indicators, Greek debt negotiations, and slower growth in China—weighed on U.S. stocks. Still, major U.S. stock indexes notched fresh highs in the second quarter before swooning a bit in late June to finish with a return of close to 2%.

Small-capitalization stocks did better than large-caps, and so-called growth stocks (those believed to have prospects for above-average growth) outperformed value stocks. Health care stocks were standouts, but energy and utility companies pulled down results.

International stock markets performed better for U.S. investors, returning about 5% even though the dollar rose in value against other major currencies such as the euro and the yen. (A rising dollar reduces returns generated abroad when converted back to dollars.)

As your investment costs go down, your chance for success can go up Market returns are beyond any investor’s control. But fortunately, you can control how much you pay to invest. And what you pay can greatly affect your chance of success.

As you know, at Vanguard, we take minimizing costs seriously. Indeed, that’s one of our four investment principles.

It’s also smart to stay broadly diversified across all markets. The Conservative Allocation Portfolio makes it simple and cost-efficient to maintain such diversification, which can reduce the risk of volatility in your overall portfolio.

Total Returns
		Six Months Ended
		June 30, 2015
Vanguard Conservative Allocation Portfolio		1.00%
Conservative Allocation Composite Index[1]		1.07
Variable Insurance Mixed-Asset Target Allocation Conservative Funds Average[2]		0.75

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
	Acquired Fund	Target Allocation
	Fees and	Conservative
	Expenses[3]	Funds Average[4]
Conservative Allocation Portfolio	0.19%	0.44%

1 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex
US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 This figure—drawn from the prospectus dated April 30, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2015, the annualized acquired fund fees and expenses were 0.16%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Conservative Allocation Portfolio

Portfolio Profile
As of June 30, 2015

Total Portfolio Characteristics

Yield[1]	2.1%
Acquired Fund Fees and Expenses[2]	0.19%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	48.5%
Vanguard Variable Insurance Fund
Equity Index Portfolio	22.1
Vanguard Total International Bond
Index Fund Investor Shares	12.0
Vanguard Total International Stock
Index Fund Investor Shares	11.9
Vanguard Extended Market Index
Fund Investor Shares	5.5

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2015, the annualized acquired fund fees and expenses were 0.16%.

Vanguard Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): October 19, 2011–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015
			Since
	Inception Date	One Year	Inception
Conservative Allocation Portfolio	10/19/2011	2.77%	7.69%

1 Six months ended June 30, 2015.
2 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex
US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.
See Financial Highlights for dividend and capital gains information.

Vanguard Conservative Allocation Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Funds (27.6%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	1,221,073	40,564
Vanguard Extended
Market Index Fund
Investor Shares	143,356	10,004
		50,568
International Stock Fund (11.9%)
Vanguard Total
International Stock
Index Fund
Investor Shares	1,349,233	21,817

U.S. Bond Fund (48.4%)
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	7,585,329	88,900

International Bond Fund (12.0%)
Vanguard Total
International Bond
Index Fund
Investor Shares	2,109,580	22,045
Total Investment Companies
(Cost $180,616)		183,330
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market
Liquidity Fund,
0.137% (Cost $144)	144,340	144
Total Investments (100.0%)
(Cost $180,760)		183,474

Other Assets and Liabilities (0.0%)
Other Assets	1,020
Liabilities	(1,064)
(44)
Net Assets (100%)
Applicable to 7,671,223 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	183,430
Net Asset Value Per Share	$23.91

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	175,194
Undistributed Net Investment Income	2,909
Accumulated Net Realized Gains	2,613
Unrealized Appreciation (Depreciation)	2,714
Net Assets	183,430

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Income Distributions Received	2,951
Net Investment Income—Note B	2,951
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,532
Affiliated Investment Securities Sold	1,091
Realized Net Gain (Loss)	2,623
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(4,143)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,431

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,951	2,697
Realized Net Gain (Loss)	2,623	2,784
Change in Unrealized Appreciation (Depreciation)	(4,143)	3,200
Net Increase (Decrease) in Net Assets Resulting from Operations	1,431	8,681
Distributions
Net Investment Income	(2,725)	(1,866)
Realized Capital Gain[1]	(2,767)	(3,046)
Total Distributions	(5,492)	(4,912)
Capital Share Transactions
Issued	39,567	67,986
Issued in Lieu of Cash Distributions	5,492	4,912
Redeemed	(17,222)	(18,517)
Net Increase (Decrease) from Capital Share Transactions	27,837	54,381
Total Increase (Decrease)	23,776	58,150
Net Assets
Beginning of Period	159,654	101,504
End of Period[2]	183,430	159,654

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $106,000 and $822,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,909,000 and $2,683,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Financial Highlights

	Six Months				Oct. 19,
	Ended				2011[1] to
	June 30,	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$24.44	$23.86	$22.27	$20.44	$20.00
Investment Operations
Net Investment Income	. 411[2]	.495[2]	.514[2]	. 424 [2]	.172[2]
Capital Gain Distributions Received	. 213 [2]	.130[2]	. 252 [2]	.197[2]	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.374)	.971	1.229	1.268	.268
Total from Investment Operations	.250	1.596	1.995	1.889	.440
Distributions
Dividends from Net Investment Income	(.387)	(.386)	(.215)	(.041)	—
Distributions from Realized Capital Gains	(.393)	(.630)	(.190)	(.018)	—
Total Distributions	(.780)	(1.016)	(.405)	(.059)	—
Net Asset Value, End of Period	$23.91	$24.44	$23.86	$22.27	$20.44

Total Return	1.00%	6.91%	9.06%	9.25%	2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$183	$160	$102	$61	$11
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.19%	0.19%	0.20%	0.25%[3]
Ratio of Net Investment Income to
Average Net Assets	1.93%	2.07%	2.23%	1.97%	0.75%[3]
Portfolio Turnover Rate	12%	13%	37%	17%	20%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Notes to Financial Statements

Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each portfolio is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2015, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2015, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Conservative Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $180,760,000. Net unrealized appreciation of investment securities for tax purposes was $2,714,000, consisting of unrealized gains of $5,940,000 on securities that had risen in value since their purchase and $3,226,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	1,615	2,840
Issued in Lieu of Cash Distributions	228	212
Redeemed	(704)	(774)
Net Increase (Decrease) in Shares Outstanding	1,139	2,278

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Dec. 31,					June 30,
	2014			Proceeds from	Capital Gain	2015
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	8,769	1,298	508	4	—	10,004
Vanguard Market Liquidity Fund	126	NA1	NA1	—	—	144
Vanguard Total International
Bond Index Fund	18,597	3,863	70	139	—	22,045
Vanguard Total International
Stock Index Fund	19,000	3,279	1,249	290	—	21,817
Vanguard Variable Insurance
Fund—Equity Index Portfolio	35,715	8,682	2,492	645	1,181	40,564
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	77,541	20,044	6,087	1,873	351	88,900
Total	159,748	37,166	10,406	2,951	1,532	183,474
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,010.00	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	0.80

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (181/365).

Vanguard Conservative Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Conservative Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services since the portfolio’s inception in 2011, and took into account the organizational depth and stability of the advisor.

The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Diversified Value Portfolio

For the six months ended June 30, 2015, U.S. stocks navigated several challenges en route to posting modest results. In general, large-capitalization stocks trailed small-caps, and value stocks lagged their growth-oriented counterparts. This was not an ideal market environment for your portfolio, which invests in stocks of large-cap value companies.

Vanguard Diversified Value Portfolio returned a modest 0.79% for the half year, outpacing its benchmark, the Russell 1000 Value Index, and slightly surpassing the average return of its peers.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Weakness across several sectors muted the portfolio’s performance

Barrow, Hanley, Mewhinney & Strauss, the portfolio’s advisor, looks for good-quality companies that are considered underappreciated by the market. It is generally committed to holding those companies as long as their valuations are attractive and their outlooks positive.

As mentioned earlier, value stocks weren’t particularly popular over the half year. Still, six of the nine market sectors represented in the portfolio produced positive results. (The portfolio held no materials stocks during the six months covered in this report.)

Health care stocks contributed the most to results. The sector, which was generally strong across the board, received a boost in late June when the Supreme Court upheld a key provision of the Affordable Care Act. Stocks of managed-care providers rose as speculation intensified about consolidation within the industry. Pharmaceutical companies benefited from rich drug pipelines that are expected to remain productive.

The portfolio’s information technology holdings weighed most on results. Although many growth-oriented tech firms did well, the slower-growing, more traditional companies—like those held in your portfolio—lagged. In particular, software companies and semiconductor makers faced challenges as demand for personal computers fell. Utilities and industrial stocks also detracted from performance.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

Total Returns
		Six Months Ended
		June 30, 2015
Vanguard Diversified Value Portfolio		0.79%
Russell 1000 Value Index		–0.61
Variable Insurance Large-Cap Value Funds Average[1]		0.71

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio 0.34%		0.87%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the Diversified Value Portfolio’s annualized expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Diversified Value Portfolio

Advisor’s Report

Vanguard Diversified Value Portfolio returned 0.79% for the six months ended June 30, 2015. The Russell 1000 Value Index returned –0.61%, and the MSCI US Prime Market 750 Index returned 1.70%.

The investment environment

Although Greece and China dominated the headlines, the U.S. economy maintained its global leadership over the first half of 2015. As a result, the Federal Reserve continued to guide market expectations for an increase in short-term interest rates. This was in sharp contrast to many other parts of the globe; more than 20 central banks cut rates in response to weakening economic conditions. Despite the modest fundamental backdrop, many international markets generally responded positively to the monetary easing. For example, stock markets in France, Germany, and Japan saw double-digit increases in local currency terms. In dollar terms, the returns were a bit more modest but still respectable.

The notoriously volatile Chinese market is up 26% year-to-date as of this writing, although down 23% from its highs in June. U.S. markets have been flat to slightly higher, depending on the index, taking a pause in the first half of 2015. The second half of 2014 was characterized by a 13% rise in the U.S. dollar, a precipitous drop in oil prices, and a strong preference for U.S. stocks and bonds. Over the first half of 2015, the strength of the dollar moderated a bit, oil prices rebounded modestly, U.S. interest rates rose, and investors shifted their preference to international markets.

The drama in Greece continued to unfold. More recently, it appears the Greeks may have finally relented, accepting austerity for yet another bailout as their banks continue to fail in slow motion amid capital controls and limited withdrawals. However, uncertainty remains, and it is difficult to see a path other than nationalization and recapitalization for the banks. From a global perspective, the crisis has unfolded in slow motion for about five years, giving European banks outside Greece and markets as a whole time to adjust to the increasing probability of a default and exit from the euro zone. As a result, global markets took the possibility of a “Grexit” in stride, with elevated, but still contained, volatility. However, the situation still has the potential to increase volatility, as we head further into uncharted territory in the euro experiment.

U.S. earnings growth slowed a bit over the half year, mostly because of softness in the market for crude oil. For the first quarter, the Standard & Poor’s 500 Index earnings per share (EPS) was down 5.6% year-over-year. Excluding the energy sector, EPS grew 8.5%, showing much healthier fundamentals for the rest of the economy. The year-over-year drop in the price of crude oil, along with the continued strong dollar, is likely to keep benefiting the U.S. consumer at the expense of oil-producing countries and the energy sector as a whole.

Our successes and shortfalls

After a strong showing in 2014, performance overall was mediocre for the U.S. equity markets in the first half of 2015. The portfolio performed solidly against the Russell 1000 Value Index.

Relative to the benchmark, the energy sector was the largest contributor to performance, thanks to stock selection. Refiners Marathon Petroleum and Phillips 66 led the outperformance. These refiners were spun out of the integrated oil companies, Marathon Petroleum in 2011 and Phillips 66 in 2012, and when we added to our holdings in them, the consensus view was one of perennial lower returns on invested capital and subpar management teams. As is often the case, these companies were managed much better standing alone than they were inside a larger conglomerate. Both have taken advantage of high returns, which have resulted in large part from increasing domestic crude production, and are investing these proceeds wisely for shareholders’ benefit.

The consumer staples sector also bolstered performance. Imperial Tobacco was a strong contributor. In June, it completed its previously announced $7.1 billion acquisition of several brands from Reynolds American and Lorillard. The deal has the potential to add 10% to 15% to Imperial’s EPS, leading to the shares’ outperformance.

Technology stocks impeded performance. Demand slowed for handsets and tablets, in part because the strong U.S. dollar has pushed up their prices overseas. Also, the personal computer market slowed markedly after a strong rebound in 2014. These stocks have entrenched business models and strong balance sheets and cash flow profiles, and they carry a discounted valuation. The average valuation, measured by price/earnings, is 13 times forward earnings, relative to the overall market valuation of 16 times forward earnings.

Another hindrance to performance was American Express, which essentially was set back a year in earnings growth after Costco ended its partnership with the company as its exclusive credit-card carrier. Altough this was a major blow, the Costco relationship seems to have been a unique situation that is not likely to recur. American Express shares, which typically trade close to a market multiple, are trading for a 20% valuation discount to the market.

Our portfolio positioning

The performance of U.S. equity markets overall was muted during the period. After a strong five-year run, a pause in the advance is neither surprising nor necessarily distressing. Although volatility has rebounded a bit amid the Greek news and weakness in China, the U.S. market remains resilient.

Vanguard Diversified Value Portfolio

We remain focused on buying a concentrated portfolio of good companies trading at valuations below the broad market for reasons that we believe are temporary or overblown. This bottom-up investing approach leads us to a portfolio that is more defensively positioned than the broad market. The portfolio is overweighted in consumer staples and health care and underweighted in financials and basic materials. We remain optimistic that the combination of a fundamental premium and a valuation advantage positions the portfolio well for the future.

Portfolio Manager:

James P. Barrow, Executive Director

Associate Portfolio Managers:

Jeff Fahrenbruch, Managing Director

David Ganucheau, Managing Director

Barrow, Hanley, Mewhinney & Strauss, LLC

July 13, 2015

Vanguard Diversified Value Portfolio

Portfolio Profile
As of June 30, 2015

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	43	684	3,854
Median Market Cap $79.7B		$57.7B	$49.5B
Price/Earnings Ratio	17.5x	18.3x	21.6x
Price/Book Ratio	2.1x	1.9x	2.8x
Yield[3]	2.5%	2.5%	1.9%
Return on Equity	16.8%	13.3%	17.4%
Earnings Growth Rate	5.8%	7.2%	11.6%
Foreign Holdings	9.0%	0.0%	0.0%
Turnover Rate[4]	9%	—	—
Expense Ratio[5]	0.34%	—	—
Short-Term Reserves	1.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.89
Beta	0.91	0.90

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	7.9%	5.4%	13.5%
Consumer Staples	11.6	6.7	8.2
Energy	12.3	14.2	7.2
Financials	23.5	29.5	17.9
Health Care	18.1	11.8	15.1
Industrials	10.3	10.2	10.8
Information Technology	9.3	11.0	18.9
Materials	0.0	3.0	3.5
Telecommunication
Services	3.9	2.5	2.0
Utilities	3.1	5.7	2.9

Ten Largest Holdings[6] (% of total net assets)

Wells Fargo & Co.	Diversified Banks	4.3%
Medtronic plc	Health Care
	Equipment	3.8
JPMorgan Chase & Co. Diversified Banks		3.7
PNC Financial Services
Group Inc.	Regional Banks	3.5
Microsoft Corp.	Systems Software	3.4
Anthem Inc.	Managed Health Care	3.3
Philip Morris
International Inc.	Tobacco	3.2
Pfizer Inc.	Pharmaceuticals	3.2
Target Corp.	General Merchandise
	Stores	3.1
Phillips 66	Oil & Gas Refining &
	Marketing	3.1
Top Ten		34.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the Diversified Value Portfolio’s annualized expense ratio was 0.28%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception Date	One Year	Five Years	Ten Years
Diversified Value Portfolio	2/8/1999	2.77%	15.75%	6.92%

1 Six months ended June 30, 2015.
See Financial Highlights for dividend and capital gains information.

Vanguard Diversified Value Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.9%)
Consumer Discretionary (7.8%)
Target Corp.	429,700	35,076
Ford Motor Co.	2,025,900	30,409
Johnson Controls Inc.	480,500	23,799
		89,284
Consumer Staples (11.5%)
Philip Morris International
Inc.	462,200	37,055
Imperial Tobacco Group
plc ADR	339,100	32,723
Wal-Mart Stores Inc.	335,400	23,790
Altria Group Inc.	435,200	21,286
Diageo plc ADR	142,300	16,512
		131,366
Energy (12.1%)
Phillips 66	434,972	35,041
Marathon Petroleum Corp.	537,200	28,101
ConocoPhillips	454,244	27,895
Occidental Petroleum Corp.	316,300	24,599
BP plc ADR	380,300	15,197
^ Seadrill Ltd.	756,100	7,818
		138,651
Financials (23.2%)
Wells Fargo & Co.	877,500	49,351
JPMorgan Chase & Co.	626,250	42,435
PNC Financial Services
Group Inc.	415,572	39,749
Bank of America Corp.	1,649,046	28,067
Capital One Financial
Corp.	295,800	26,021
Citigroup Inc.	462,930	25,572
American Express Co.	321,900	25,018
XL Group plc Class A	340,300	12,659
Navient Corp.	595,400	10,842
* SLM Corp.	595,200	5,875
		265,589
Health Care (17.9%)
Medtronic plc	585,800	43,408
Anthem Inc.	232,400	38,146
Pfizer Inc.	1,088,614	36,501
Sanofi ADR	625,300	30,971
Johnson & Johnson	287,100	27,981
Merck & Co. Inc.	476,200	27,110
		204,117

Industrials (10.2%)
General Dynamics Corp.	217,400	30,803
Raytheon Co.	276,000	26,408
Honeywell International
Inc.	247,100	25,197
Emerson Electric Co.	347,700	19,273
Xylem Inc.	387,000	14,346
		116,027
Information Technology (9.2%)
Microsoft Corp.	883,000	38,984
Oracle Corp.	673,000	27,122
QUALCOMM Inc.	364,400	22,822
Intel Corp.	524,500	15,953
		104,881
Telecommunication Services (3.9%)
Verizon Communications
Inc.	722,860	33,692
AT&T Inc.	300,127	10,661
		44,353
Utilities (3.1%)
CenterPoint Energy Inc.	1,018,200	19,377
Entergy Corp.	220,600	15,552
		34,929
Total Common Stocks
(Cost $945,475)		1,129,197
Temporary Cash Investment (1.5%)
Money Market Fund (1.5%)
[1,2] Vanguard Market Liquidity
Fund, 0.137%
(Cost $17,151)	17,150,917	17,151
Total Investments (100.4%)
(Cost $962,626)		1,146,348
Other Assets and Liabilities (–0.4%)
Other Assets		3,295
Liabilities[2]		(7,376)
		(4,081)
Net Assets (100%)
Applicable to 66,809,671 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,142,267
Net Asset Value Per Share		$17.10

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	902,835
Undistributed Net Investment Income	13,871
Accumulated Net Realized Gains	41,839
Unrealized Appreciation (Depreciation)	183,722
Net Assets	1,142,267

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,695,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,803,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Dividends[1]	17,402
Interest [2]	14
Securities Lending	12
Total Income	17,428
Expenses
Investment Advisory Fees—Note B
Basic Fee	734
Performance Adjustment	(164)
The Vanguard Group—Note C
Management and Administrative	933
Marketing and Distribution	104
Custodian Fees	7
Shareholders’ Reports	3
Trustees’ Fees and Expenses	1
Total Expenses	1,618
Net Investment Income	15,810
Realized Net Gain (Loss) on
Investment Securities Sold	41,879
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(48,766)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,923

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,810	28,982
Realized Net Gain (Loss)	41,879	74,914
Change in Unrealized Appreciation (Depreciation)	(48,766)	5,239
Net Increase (Decrease) in Net Assets Resulting from Operations	8,923	109,135
Distributions
Net Investment Income	(29,016)	(25,554)
Realized Capital Gain [3]	(74,968)	(44,951)
Total Distributions	(103,984)	(70,505)
Capital Share Transactions
Issued	35,919	187,623
Issued in Lieu of Cash Distributions	103,984	70,505
Redeemed	(115,533)	(200,014)
Net Increase (Decrease) from Capital Share Transactions	24,370	58,114
Total Increase (Decrease)	(70,691)	96,744
Net Assets
Beginning of Period	1,212,958	1,116,214
End of Period[4]	1,142,267	1,212,958

1 Dividends are net of foreign withholding taxes of $151,000.
2 Interest income from an affiliated company of the portfolio was $14,000.
3 Includes fiscal 2015 and 2014 short-term gain distributions totaling $3,051,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,871,000 and $27,077,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.65	$18.10	$14.31	$12.57	$12.33	$11.55
Investment Operations
Net Investment Income	.258	.447	.412	.358	.315	.249
Net Realized and Unrealized Gain (Loss)
on Investments	(.138)	1.248	3.731	1.702	.175	.821
Total from Investment Operations	.120	1.695	4.143	2.060	.490	1.070
Distributions
Dividends from Net Investment Income	(.466)	(.415)	(.353)	(.320)	(.250)	(.290)
Distributions from Realized Capital Gains	(1.204)	(.730)	—	—	—	—
Total Distributions	(1.670)	(1.145)	(.353)	(.320)	(.250)	(.290)
Net Asset Value, End of Period	$17.10	$18.65	$18.10	$14.31	$12.57	$12.33

Total Return	0.79%	9.83%	29.40%	16.50%	3.92%	9.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,142	$1,213	$1,116	$868	$732	$771
Ratio of Total Expenses to
Average Net Assets[1]	0.28%	0.34%	0.35%	0.35%	0.39%	0.40%
Ratio of Net Investment Income to
Average Net Assets	2.71%	2.50%	2.50%	2.65%	2.41%	2.15%
Portfolio Turnover Rate	9%	16%	20%	14%	14%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), (0.01%), (0.01%), (0.01%), and (0.02%).

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Diversified Value Portfolio

4. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the MSCI Prime Market 750 Index. For the six months ended June 30, 2015, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $164,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $103,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2015, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Diversified Value Portfolio

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $962,626,000. Net unrealized appreciation of investment securities for tax purposes was $183,722,000, consisting of unrealized gains of $280,911,000 on securities that had risen in value since their purchase and $97,189,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2015, the portfolio purchased $51,501,000 of investment securities and sold $71,835,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	2,015	10,351
Issued in Lieu of Cash Distributions	6,178	4,059
Redeemed	(6,423)	(11,035)
Net Increase (Decrease) in Shares Outstanding	1,770	3,375

At June 30, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 38% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,007.87	$1.39
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.41	1.40

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Diversified Value Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has renewed the portfolio’s investment advisory arrangement with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Barrow Hanley, founded in 1979, is known for its commitment to value investing. A subsidiary of Old Mutual Asset Management, Barrow Hanley remains independently managed. Using fundamental research, the firm seeks to make long-term investments in quality or improving businesses that are undervalued due to short-term disappointments. Barrow Hanley seeks to construct a portfolio with strict adherence to valuation factors, with a below-average price/earnings and price/book value ratios, and above-average current yields. The firm has managed the portfolio since its inception in 1999.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Barrow Hanley in determining whether to approve the advisory fee because Barrow Hanley is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Barrow Hanley without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Equity Income Portfolio

Vanguard Equity Income Portfolio returned –0.43% for the first six months of 2015. Amid muted stock market returns in general, the types of companies in which the portfolio’s advisors invest—ones that tend to be larger and oriented more toward value than growth—weren’t the market’s sweet spot. Still, the portfolio’s result led its comparative standards. But after modestly outperforming the broad U.S. market in 2014, higher-yielding stocks fell behind: The broad market returned nearly 2%.

On June 30, the portfolio’s 30-day SEC yield stood at 2.84%, slightly higher than where it began the period. The portfolio’s yield was more than one percentage point higher than that of the broad market (as reflected in Vanguard Total Stock Market Index Portfolio).

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Consumer stocks lifted results during a choppy half year

The first half of 2015 could be described as lackluster, both for the U.S. stock market in general and for the economy. Another harsh winter, plus a labor dispute at a major West Coast port, dealt what seems to have been a temporary blow to the economy, which shrank a bit during the first quarter. And for most of the half year, consumer spending was soft.

Even so, the portfolio’s consumer discretionary and consumer staples stocks helped lift its returns above the benchmark’s. In consumer staples, for example, the advisors’ holdings posted a small gain, while the sector declined in the benchmark.

Across the portfolio more broadly, three sectors declined: energy, industrials, and utilities. Each also declined in the benchmark, but energy and industrials held back the portfolio’s relative performance.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

Total Returns
Six Months Ended
June 30, 2015
Vanguard Equity Income Portfolio	–0.43%
FTSE High Dividend Yield Index	–0.56
Variable Insurance Equity Income Funds Average[1]	–0.85

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
Variable Insurance
Equity Income
Portfolio	Funds Average
Equity Income Portfolio 0.32%	0.86%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the Equity Income Portfolio’s annualized expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Equity Income Portfolio

Advisors’ Report

Vanguard Equity Income Portfolio returned –0.43% for the six months ended June 30, 2015, ahead of the return of the FTSE High Dividend Yield Index and the average return of peer funds. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during the first half of 2015 and its effect on the portfolio’s positioning. These reports were prepared on July 13, 2015.

Wellington Management Company llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA, Senior Managing Director

GDP growth was off to a slow start in the first part of 2015, with challenges from poor weather, a California port strike, and the strong dollar. The oil price collapse brought both good and bad news but should be favorable overall to the U.S. economy. U.S. consumers benefit disproportionately from savings on gasoline and heating bills, while the strong dollar provides another boost through reduced import costs. Corporate energy investments have been strong in recent years and are slowing. We believe this will be a drag on the economy in 2015, particularly in strong oil and gas states such as Texas and Oklahoma. In aggregate, our forecast for U.S. economic growth is unchanged, and we expect a rebound in the second half of the year.

Energy stocks have been mixed this year, with some showing sizable rebounds from last year’s sell-off. Oil prices have been difficult to predict, particularly as U.S. supply is decreasing and OPEC supply is increasing. The supply response to the lower price has been swift in North America, where exploration and production companies have announced plans to cut capital spending by about 30%. U.S. oil production could turn negative in the second half of 2015. Lower prices are a positive for oil consumption, but the timing of the price recovery is uncertain.

Predicting interest rates also has been a futile exercise in recent years, but employment data support a modest increase in 2015. Inflation has moderated with the oil price decline, but wages appear to have taken a positive turn. Companies including Walmart, McDonald’s, and Aetna recently announced sizable wage increases.

Although the Federal Reserve has removed the word “patient” from recent statements about when it will raise interest rates, we expect it will remain cautious. Data are relatively strong domestically but less favorable outside the United States, with negative interest rates and weak growth in many major countries.

Global uncertainties are now dominating investor psychology. Our base case would be that the financial crisis in Greece and the bursting of the equity bubble in China will not derail the global recovery, but we acknowledge the increased contagion risks, the possibility of unanticipated stress in the global financial system, continued foreign exchange challenges from a stronger dollar, and potential hits to consumer and business confidence. Some increased caution is warranted as we watch closely for any new data that indicate more fallout on the real economy—and our companies’ earnings—than our base case anticipates.

Significant purchases for our portion of the portfolio included new positions in Union Pacific, Duke Energy, Raytheon, Honeywell International, and IBM. We also added to our holdings in Marathon Oil.

The stock of Union Pacific, one of the nation’s largest railroad operators, traded lower because of weak volumes. The company enjoys strong pricing and cost control, and we anticipate improved volumes through the later part of the year and into 2016.

The energy sector has been weak because of concerns about rising interest rates, creating an attractive valuation for us to purchase shares in Duke.

Raytheon recently won sizable new contracts, which we believe signals future share gains. A material share repurchase plan and 2.5% dividend yield, combined with a strong growth outlook, make the aerospace and defense company attractive from a total return valuation perspective.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	64	606	Employs a fundamental approach to identify desirable
Company llp individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Equity	35	329	Employs a quantitative fundamental management
Investment Group approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	1	16	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Equity Income Portfolio

We sold our holdings in Unilever, WPP, AkzoNobel, and DuPont because of valuation. We also eliminated ConocoPhillips because of eroding fundamentals and Baxter International because of potential dividend reduction.

Looking to the second half of 2015, we are conscious of increased geopolitical uncertainty, with Greece and China being key recent examples. Although we have no direct holdings in Greek or Chinese-domiciled stocks, we are closely watching, evaluating, and trying to quantify the potential revenue impacts on portfolio holdings from these slowdowns. Conditions in the United States are generally still tracking positively, with lower unemployment, higher wages, more new home sales, and peaking consumer confidence levels; however, it is important to note that the United States is not immune from what happens in the rest of the world.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with superior total return potential at discounted valuations.

Vanguard Equity Investment Group

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

U.S. equities slowed their upward march from strong 2014 results, as the broad market was up almost 2%. Small-capitalization stocks outperformed large-caps by about 3 percentage points, and growth-oriented companies broadly outpaced their value counterparts by nearly 5 percentage points. Globally, the U.S. equity market underperformed international markets.

The FTSE High Dividend Yield Index benchmark returned –0.85%, behind the broad U.S. market. Six of the ten industry sectors advanced, particularly financials, health care, and telecommunication services.

The U.S. economy contracted 0.2% in the first quarter, compared with an annual growth rate of 2.6% in the fourth quarter of 2014. Deceleration in consumption, along with decreases in exports, nonresi-dential fixed investment, and spending by state and local governments, weighed on growth. The economy faced challenges, including a harsh winter that hindered personal spending, a strong U.S. dollar that dampened exports, and substantially lower corporate spending driven by the energy sector amid falling oil prices. However, nonfarm payrolls rose 223,000 in June, and the unemployment rate declined to 5.3%.

The timing and amount of interest rate increases by the Federal Reserve remained uncertain. Dialogue about finances and reforms between Greece and the euro zone contributed to increased market volatility and a heightened sense of risk in June among investors. In China, large fluctuations in the stock market and trading suspensions unnerved global markets.

Although it’s important to understand how our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific fundamentals—not on technical analysis of stock price movements. We compare all the stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will enable them to outperform over the long run.

To do this, we use a strict quantitative process that systematically focuses on five key traits: (1) high quality—healthy balance sheets and consistent cash flow generation; (2) effective use of capital—sound investment policies that favor internal over external funding; (3) consistent earnings growth—a demonstrated ability to increase earnings year after year; (4) strong market sentiment—market confirmation of our view; and (5) reasonable valuation— avoidance of overpriced stocks.

Using these criteria, we generate a composite expected return for all the stocks we follow each day, seeking to capitalize on investor biases across the market. We then monitor our portfolio, based on those scores, and make adjustments when appropriate to maximize expected return while minimizing exposure to risks relative to the benchmark (such as industry selection) that our research indicates do not improve returns.

Our quality and growth models added value over the half year, but our management decisions, sentiment, and valuation models did not perform as expected.

Our relative performance was the strongest in information technology and materials. Strong contributors in IT were EarthLink Holdings, Apple, and Broadridge Financial Solutions, while LyondellBasell Industries and Avery Dennison helped in materials.

Disappointments included Paragon Offshore, ONEOK, and Targa Resources in energy; CenturyLink in telecommunications; and Walmart and Ingredion in consumer staples.

Vanguard Equity Income Portfolio

Portfolio Profile
As of June 30, 2015

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	145	432	3,854
Median Market Cap $98.8B		$102.1B	$49.5B
Price/Earnings Ratio	17.8x	18.0x	21.6x
Price/Book Ratio	2.6x	2.6x	2.8x
Yield[3]	2.8%	3.3%	1.9%
Return on Equity	18.4%	18.6%	17.4%
Earnings Growth Rate	7.8%	5.4%	11.6%
Foreign Holdings	7.0%	0.0%	0.0%
Turnover Rate[4]	43%	—	—
Expense Ratio[5]	0.32%	—	—
Short-Term Reserves	0.7%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.85
Beta	0.96	0.91

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	5.9%	6.6%	13.5%
Consumer Staples	11.7	13.8	8.2
Energy	11.3	12.0	7.2
Financials	16.8	14.6	17.9
Health Care	12.9	12.1	15.1
Industrials	12.9	11.3	10.8
Information Technology	14.0	13.7	18.9
Materials	2.8	3.6	3.5
Telecommunication
Services	4.5	4.8	2.0
Utilities	7.2	7.5	2.9

Ten Largest Holdings[6] (% of total net assets)

Wells Fargo & Co.	Diversified Banks	4.1%
Microsoft Corp.	Systems Software	3.9
JPMorgan Chase & Co.	Diversified Banks	3.4
Johnson & Johnson	Pharmaceuticals	3.1
Exxon Mobil Corp.	Integrated Oil & Gas	3.0
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	2.9
Merck & Co. Inc.	Pharmaceuticals	2.6
General Electric Co.	Industrial
	Conglomerates	2.5
Home Depot Inc.	Home Improvement
	Retail	2.3
Pfizer Inc.	Pharmaceuticals	2.2
Top Ten		30.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the Equity Income Portfolio’s annualized expense ratio was 0.30%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception Date	One Year	Five Years	Ten Years
Equity Income Portfolio	6/7/1993	3.10%	16.94%	8.13%

1 Six months ended June 30, 2015.
2 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Income Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.8%)[1]
Consumer Discretionary (5.8%)
Home Depot Inc.	195,200	21,693
McDonald’s Corp.	91,396	8,689
Thomson Reuters Corp.	131,100	4,991
Target Corp.	44,700	3,649
General Motors Co.	95,700	3,190
Carnival Corp.	55,600	2,746
Leggett & Platt Inc.	41,700	2,030
Cablevision Systems Corp.
Class A	80,920	1,937
H&R Block Inc.	65,200	1,933
Omnicom Group Inc.	24,900	1,730
Cracker Barrel Old Country
Store Inc.	7,200	1,074
Cato Corp. Class A	26,900	1,043
Ford Motor Co.	42,600	639
		55,344
Consumer Staples (11.5%)
Kraft Foods Group Inc.	191,365	16,293
Coca-Cola Co.	325,124	12,755
Procter & Gamble Co.	157,600	12,331
Wal-Mart Stores Inc.	164,885	11,695
Philip Morris International
Inc.	128,373	10,292
Altria Group Inc.	183,080	8,954
PepsiCo Inc.	90,200	8,419
British American Tobacco
plc	113,489	6,111
Diageo plc ADR	45,200	5,245
Anheuser-Busch InBev NV
ADR	39,800	4,803
Reynolds American Inc.	37,000	2,762
Dr Pepper Snapple Group
Inc.	31,300	2,282
Clorox Co.	20,600	2,143
Vector Group Ltd.	78,400	1,839
Universal Corp.	31,500	1,805
Kimberly-Clark Corp.	14,560	1,543
		109,272
Energy (11.0%)
Exxon Mobil Corp.	337,250	28,059
Chevron Corp.	215,900	20,828
Occidental Petroleum Corp.	123,950	9,639
Phillips 66	119,400	9,619
Suncor Energy Inc.	331,200	9,115
Marathon Oil Corp.	287,900	7,641
Enbridge Inc.	110,400	5,166
Valero Energy Corp.	49,200	3,080
^ Nordic American Tankers
Ltd.	130,800	1,861
PBF Energy Inc. Class A	63,900	1,816
Western Refining Inc.	39,800	1,736
Delek US Holdings Inc.	45,900	1,690
Noble Corp. plc	108,600	1,671
ConocoPhillips	22,200	1,363

Kinder Morgan Inc.	26,900	1,033
HollyFrontier Corp.	6,000	256
Spectra Energy Corp.	3,500	114
		104,687
Financials (16.5%)
Wells Fargo & Co.	694,400	39,053
JPMorgan Chase & Co.	482,600	32,701
Marsh & McLennan Cos.
Inc.	277,100	15,712
PNC Financial Services
Group Inc.	128,500	12,291
BlackRock Inc.	30,900	10,691
MetLife Inc.	158,100	8,852
ACE Ltd.	74,200	7,545
M&T Bank Corp.	53,500	6,684
US Bancorp	120,600	5,234
Travelers Cos. Inc.	29,900	2,890
CME Group Inc.	28,800	2,680
PartnerRe Ltd.	16,100	2,069
Axis Capital Holdings Ltd.	38,200	2,039
Validus Holdings Ltd.	42,600	1,874
Navient Corp.	101,700	1,852
Janus Capital Group Inc.	98,400	1,685
Principal Financial Group
Inc.	23,500	1,205
Maiden Holdings Ltd.	45,900	724
First American Financial
Corp.	18,800	699
Huntington Bancshares Inc.	27,100	306
National Penn Bancshares
Inc.	23,700	267
City Holding Co.	3,000	148
Brookline Bancorp Inc.	10,000	113
		157,314
Health Care (12.6%)
Johnson & Johnson	306,486	29,870
Merck & Co. Inc.	428,374	24,387
Pfizer Inc.	625,899	20,986
Bristol-Myers Squibb Co.	178,060	11,848
Eli Lilly & Co.	115,220	9,620
Roche Holding AG	21,928	6,149
AbbVie Inc.	91,100	6,121
AstraZeneca plc ADR	90,600	5,772
Novartis AG	36,780	3,618
Quality Systems Inc.	89,200	1,478
		119,849
Industrials (12.7%)
General Electric Co.	895,652	23,797
3M Co.	91,740	14,156
Eaton Corp. plc	202,400	13,660
United Technologies Corp.	107,800	11,958
United Parcel Service Inc.
Class B	79,800	7,733
Union Pacific Corp.	68,100	6,495
Honeywell International Inc.	57,900	5,904
Raytheon Co.	61,700	5,903

Boeing Co.	36,900	5,119
Lockheed Martin Corp.	21,700	4,034
Schneider Electric SE	53,852	3,729
Waste Management Inc.	67,400	3,124
Caterpillar Inc.	35,500	3,011
Illinois Tool Works Inc.	30,400	2,790
PACCAR Inc.	39,900	2,546
General Dynamics Corp.	13,570	1,923
Aircastle Ltd.	79,500	1,802
Pitney Bowes Inc.	64,100	1,334
General Cable Corp.	63,700	1,257
RR Donnelley & Sons Co.	7,900	138
		120,413
Information Technology (13.7%)
Microsoft Corp.	840,500	37,108
Cisco Systems Inc.	741,200	20,353
Intel Corp.	664,300	20,205
Analog Devices Inc.	177,200	11,374
International Business
Machines Corp.	65,600	10,670
Texas Instruments Inc.	105,100	5,414
Maxim Integrated Products
Inc.	153,500	5,307
Symantec Corp.	224,900	5,229
QUALCOMM Inc.	38,600	2,417
Western Union Co.	105,100	2,137
EarthLink Holdings Corp.	256,500	1,921
Apple Inc.	14,500	1,819
Computer Sciences Corp.	24,800	1,628
Seagate Technology plc	28,700	1,363
Leidos Holdings Inc.	31,400	1,268
Broadridge Financial
Solutions Inc.	23,100	1,155
Science Applications
International Corp.	21,700	1,147
		130,515
Materials (2.8%)
Dow Chemical Co.	196,300	10,045
International Paper Co.	109,610	5,216
Nucor Corp.	87,400	3,852
LyondellBasell Industries
NV Class A	33,400	3,457
Avery Dennison Corp.	34,100	2,078
EI du Pont de Nemours
& Co.	28,066	1,795
		26,443
Other (0.8%)
^,2 Vanguard High Dividend
Yield ETF	119,332	8,033

Telecommunication Services (4.3%)
Verizon Communications
Inc.	582,317	27,142
BCE Inc.	137,400	5,837
AT&T Inc.	153,795	5,463
CenturyLink Inc.	70,800	2,080
		40,522

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Utilities (7.1%)
UGI Corp.	241,800	8,330
Xcel Energy Inc.	227,800	7,331
Duke Energy Corp.	94,400	6,666
Eversource Energy	140,300	6,371
National Grid plc	462,022	5,947
Dominion Resources Inc.	88,400	5,911
NextEra Energy Inc.	51,840	5,082
Exelon Corp.	83,100	2,611
American Electric Power
Co. Inc.	48,900	2,590
Public Service Enterprise
Group Inc.	63,800	2,506
Edison International	41,000	2,279
PPL Corp.	76,000	2,240
Entergy Corp.	29,600	2,087
WGL Holdings Inc.	32,700	1,775
Vectren Corp.	42,900	1,651
American States Water
Co.	42,900	1,604
Consolidated Edison Inc.	17,500	1,013
CMS Energy Corp.	17,100	544
Atmos Energy Corp.	9,200	472
		67,010
Total Common Stocks
(Cost $781,449)		939,402
Temporary Cash Investments (1.7%)[1]
Money Market Fund (1.1%)
[3,4] Vanguard Market
Liquidity Fund, 0.137%	10,650,652	10,651

	Face	Market
	Amount	Value•
	($000)	($000)
Repurchase Agreement (0.5%)
BNP Paribas Securities
Corp. 0.100%, 7/1/15,
(Dated 6/30/15,
Repurchase Value
$4,800,000,
collateralized by Federal
Home Loan Mortgage
Corp. 4.500%–6.500%,
10/1/18–11/1/43, and
Government National
Mortgage Assn.
3.500%–4.000%,
10/20/41–6/20/45, with
a value of $4,896,000)	4,800	4,800

U.S. Government and Agency Obligations (0.1%)
[5,6] Fannie Mae Discount
Notes, 0.070%, 7/15/15	700	700
[5,6] Freddie Mac Discount
Notes, 0.118%, 7/31/15	100	100
		800
Total Temporary Cash Investments
(Cost $16,251)		16,251
Total Investments (100.5%)
(Cost $797,700)		955,653
Other Assets and Liabilities (–0.5%)
Other Assets		4,259
Liabilities[4]		(8,958)
		(4,699)
Net Assets (100%)
Applicable to 45,395,427 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		950,954
Net Asset Value Per Share		$20.95

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	740,799
Undistributed Net Investment Income	11,569
Accumulated Net Realized Gains	40,731
Unrealized Appreciation (Depreciation)
Investment Securities	157,953
Futures Contracts	(104)
Foreign Currencies	6
Net Assets	950,954

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,899,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.8% and 0.7%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $1,998,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Dividends[1,2]	14,416
Interest[1]	12
Securities Lending	51
Total Income	14,479
Expenses
Investment Advisory Fees—Note B
Basic Fee	492
Performance Adjustment	(29)
The Vanguard Group—Note C
Management and Administrative	881
Marketing and Distribution	75
Custodian Fees	20
Shareholders’ Reports	5
Trustees’ Fees and Expenses	1
Total Expenses	1,445
Net Investment Income	13,034
Realized Net Gain (Loss)
Investment Securities Sold[1]	40,367
Futures Contracts	723
Foreign Currencies	(13)
Realized Net Gain (Loss)	41,077
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(57,541)
Futures Contracts	(401)
Foreign Currencies	21
Change in Unrealized Appreciation
(Depreciation)	(57,921)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(3,810)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,034	25,140
Realized Net Gain (Loss)	41,077	58,114
Change in Unrealized Appreciation (Depreciation)	(57,921)	17,734
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,810)	100,988
Distributions
Net Investment Income	(25,120)	(22,248)
Realized Capital Gain [3]	(58,331)	(46,098)
Total Distributions	(83,451)	(68,346)
Capital Share Transactions
Issued	31,939	63,402
Issued in Lieu of Cash Distributions	83,451	68,346
Redeemed	(55,013)	(97,512)
Net Increase (Decrease) from Capital Share Transactions	60,377	34,236
Total Increase (Decrease)	(26,884)	66,878
Net Assets
Beginning of Period	977,838	910,960
End of Period[4]	950,954	977,838

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $55,000, $9,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $148,000.
3 Includes fiscal 2015 and 2014 short-term gain distributions totaling $5,563,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,569,000 and $23,668,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.04	$22.36	$17.63	$15.93	$14.78	$13.26
Investment Operations
Net Investment Income	.293	.603	.532	.481	.417	.374
Net Realized and Unrealized Gain (Loss)
on Investments	(.403)	1.782	4.681	1.632	1.088	1.540
Total from Investment Operations	(.110)	2.385	5.213	2.113	1.505	1.914
Distributions
Dividends from Net Investment Income	(.596)	(.555)	(.483)	(.413)	(.355)	(.394)
Distributions from Realized Capital Gains	(1.384)	(1.150)	—	—	—	—
Total Distributions	(1.980)	(1.705)	(.483)	(.413)	(.355)	(.394)
Net Asset Value, End of Period	$20.95	$23.04	$22.36	$17.63	$15.93	$14.78

Total Return	–0.43%	11.41%	30.04%	13.40%	10.27%	14.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$951	$978	$911	$672	$563	$474
Ratio of Total Expenses to
Average Net Assets[1]	0.30%	0.32%	0.32%	0.33%	0.33%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.70%	2.69%	2.71%	2.99%	2.92%	2.82%
Portfolio Turnover Rate	43%	31%	34%	28%	27%	40%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.00%, 0.00%, 0.01%, and 0.01%.

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix

Vanguard Equity Income Portfolio

system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2015, the portfolio’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays

Vanguard Equity Income Portfolio

and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp is subject to quarterly adjustments based on performance for the preceding three years relative to the FTSE High Dividend Yield Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $182,000 for the six months ended June 30, 2015.

For the six months ended June 30, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the portfolio’s average net assets, before a decrease of $29,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $87,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	913,850	25,552	—
Temporary Cash Investments	10,651	5,600	—
Futures Contracts—Assets[1]	17	—	—
Total	924,518	31,152	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Income Portfolio

E. At June 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2015	16	8,218	(87)
E-mini S&P 500 Index	September 2015	10	1,027	(17)
				(104)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $797,771,000. Net unrealized appreciation of investment securities for tax purposes was $157,882,000, consisting of unrealized gains of $177,810,000 on securities that had risen in value since their purchase and $19,928,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2015, the portfolio purchased $207,123,000 of investment securities and sold $203,104,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	1,441	2,874
Issued in Lieu of Cash Distributions	4,004	3,255
Redeemed	(2,492)	(4,434)
Net Increase (Decrease) in Shares Outstanding	2,953	1,695

At June 30, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 76% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$995.68	$1.48
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.31	1.51

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Equity Income Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has renewed the portfolio’s investment advisory arrangements with Wellington Management Company llp (Wellington Management) and Vanguard’s Equity Investment Group (through its Quantitative Equity Group). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following: Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Utilizing fundamental research, Wellington Management seeks to build a portfolio with an above-market yield, superior growth rate, and more attractive valuation. While every company purchased for the portfolio will pay a dividend, the goal is to build a portfolio with an above-market yield in aggregate, allowing for individual companies with below-market yields. Normalized earnings, normalized price/earnings ratios, and improving returns on capital are key to the research process. The firm has advised a portion of the portfolio since 2003.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. Wellington Management’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® Equity Index Portfolio

Vanguard Equity Index Portfolio returned 1.18% for the six months ended June 30, 2015, as U.S. stocks hit an all-time high but finished with a meager gain. The portfolio’s performance was in line with its benchmark index (+1.23%) but slightly behind the average return of peer funds (+1.37%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Health care stocks did best but energy firms suffered

Uncertainty on multiple fronts—including Federal Reserve policy, U.S. economic indicators, Greek debt negotiations, and slower growth in China—weighed on capital market returns during the period. Some volatility ensued as investors reacted to the latest developments. Stocks swooned in late June during the Greek stalemate.

Still, major U.S. indexes notched fresh highs. The broad U.S. stock market, as measured by the CRSP US Total Market Index, returned 1.89%. Smaller-

capitalization stocks did better than large-caps. The Standard & Poor’s 500 Index, dominated by larger companies, trailed the overall market by a tad. And growth stocks generally outpaced their value counterparts. Value stocks tend to sell at relatively low prices in relation to their earnings or book value, reflecting the lower sales and earnings growth prospects of the underlying companies. Growth stocks, by contrast, typically have higher valuations because of their underlying companies’ earnings and revenue potential. The two categories frequently swap leadership positions from one period to another.

Five of the ten industry sectors in Vanguard Equity Index Portfolio advanced, with health care and consumer discretionary stocks contributing the most. Health care stocks returned about 10% as the Supreme Court’s rejection of a challenge to the Affordable Care Act removed some uncertainty that had hung over the industry.

The consumer discretionary sector was another strong performer, returning about 7%. After a winter slowdown, consumer spending showed signs of reviving amid encouraging employment and housing data. Internet and catalog retailers were the best subsector as customers increasingly gravitated toward online shopping.

Energy was the leading detractor; lower oil prices continued to hurt profit margins. Utilities lost even more ground as investors switched from income-oriented to faster-growing companies.

As your investment costs go down, your chance for success can go up

Market returns are beyond any investor’s control. But fortunately, you can control how much you pay to invest. And what you pay can greatly affect your chance for success.

As you know, at Vanguard, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

In a welcome development, investors are recognizing the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of mutual fund cash flows have gone into funds ranked in the lowest 20% in in terms of their expenses. We applaud this trend because it means investors are keeping more of their returns. By doing so, they’re giving themselves a better chance of reaching their goals.

It’s also smart to stay broadly diversified. The Equity Index Portfolio makes it simple and cost-efficient to maintain diversification among U.S. stocks, which can reduce the risk of volatility inherent to equity investing.

Total Returns
Six Months Ended
June 30, 2015
Vanguard Equity Index Portfolio	1.18%
S&P 500 Index	1.23
Variable Insurance Large-Cap Core Funds Average[1]	1.37

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.16%	0.40%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the portfolio’s annualized expense ratio was 0.14%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Equity Index Portfolio

Portfolio Profile
As of June 30, 2015

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	505	501	3,854
Median Market Cap	$80.4B	$80.4B	$49.5B
Price/Earnings Ratio	20.1x	20.0x	21.6x
Price/Book Ratio	2.8x	2.8x	2.8x
Yield[3]	2.0%	2.1%	1.9%
Return on Equity	18.9%	18.7%	17.4%
Earnings Growth Rate	11.3%	11.3%	11.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	4%	—	—
Expense Ratio[5]	0.16%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.98
Beta	1.00	0.97

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.8%	12.8%	13.5%
Consumer Staples	9.4	9.4	8.2
Energy	7.8	7.9	7.2
Financials	16.5	16.5	17.9
Health Care	15.4	15.4	15.1
Industrials	10.1	10.1	10.8
Information Technology	19.7	19.7	18.9
Materials	3.2	3.1	3.5
Telecommunication
Services	2.3	2.3	2.0
Utilities	2.8	2.8	2.9

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	3.9%
Microsoft Corp.	Systems Software	2.0
Exxon Mobil Corp.	Integrated Oil & Gas	1.9
Google Inc.	Internet Software
	& Services	1.7
Johnson & Johnson	Pharmaceuticals	1.5
General Electric Co.	Industrial Conglomerates	1.5
Wells Fargo & Co.	Diversified Banks	1.4
JPMorgan Chase
& Co.	Diversified Banks	1.4
Berkshire Hathaway
Inc.	Multi-Sector Holdings	1.4
Procter & Gamble Co. Household Products		1.2
Top Ten		17.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the annualized expense ratio was 0.14%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	7.28%	17.16%	7.79%

1 Six months ended June 30, 2015.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (12.7%)
	Walt Disney Co.	338,935	38,686
*	Amazon.com Inc.	82,902	35,987
	Home Depot Inc.	282,011	31,340
	Comcast Corp. Class A	519,145	31,221
	McDonald’s Corp.	208,091	19,783
	Starbucks Corp.	325,802	17,468
	NIKE Inc. Class B	151,239	16,337
	Time Warner Inc.	179,051	15,651
	Lowe’s Cos. Inc.	202,501	13,561
*	Priceline Group Inc.	11,259	12,963
	Ford Motor Co.	863,081	12,955
	Twenty-First Century Fox
	Inc. Class A	384,130	12,501
	Target Corp.	138,404	11,298
	Time Warner Cable Inc.	61,293	10,921
*	DIRECTV	109,202	10,133
	General Motors Co.	293,127	9,770
	TJX Cos. Inc.	147,525	9,762
*	Netflix Inc.	13,163	8,647
	Yum! Brands Inc.	93,945	8,463
	Johnson Controls Inc.	142,225	7,044
	CBS Corp. Class B	98,081	5,443
	Delphi Automotive plc	62,819	5,345
	VF Corp.	73,840	5,150
	Viacom Inc. Class B	77,326	4,998
	Dollar General Corp.	64,288	4,998
*	O’Reilly Automotive Inc.	22,007	4,973
	Macy’s Inc.	72,823	4,913
	Carnival Corp.	97,625	4,822
*	AutoZone Inc.	6,873	4,584
	L Brands Inc.	53,289	4,568
	Ross Stores Inc.	89,752	4,363
*	Chipotle Mexican Grill Inc.
	Class A	6,746	4,081
	Omnicom Group Inc.	53,515	3,719
*	Dollar Tree Inc.	44,828	3,541
	Marriott International Inc.
	Class A	44,704	3,326
*	Under Armour Inc. Class A	36,567	3,051
*	CarMax Inc.	45,487	3,012
	Starwood Hotels & Resorts
	Worldwide Inc.	37,047	3,004
	Whirlpool Corp.	17,115	2,962
	Genuine Parts Co.	32,918	2,947
	Hanesbrands Inc.	87,235	2,907
	Royal Caribbean Cruises Ltd.	35,892	2,824
	BorgWarner Inc.	49,250	2,799
	Kohl’s Corp.	43,571	2,728
	Tractor Supply Co.	29,646	2,666
*	Mohawk Industries Inc.	13,558	2,588
*	Bed Bath & Beyond Inc.	37,308	2,573
	Harley-Davidson Inc.	45,536	2,566
	Newell Rubbermaid Inc.	58,435	2,402
	Expedia Inc.	21,717	2,375
	Nordstrom Inc.	30,746	2,291
	Tiffany & Co.	24,307	2,231
	Gap Inc.	57,109	2,180

	Wyndham Worldwide Corp.	26,176	2,144
	Staples Inc.	139,551	2,137
*	TripAdvisor Inc.	24,317	2,119
	Coach Inc.	60,161	2,082
	Best Buy Co. Inc.	63,591	2,074
	PVH Corp.	17,805	2,051
	DR Horton Inc.	72,627	1,987
	Lennar Corp. Class A	38,445	1,962
	Darden Restaurants Inc.	27,349	1,944
	Mattel Inc.	72,858	1,872
	Harman International
	Industries Inc.	15,452	1,838
*	Michael Kors Holdings Ltd.	43,259	1,821
	Hasbro Inc.	24,090	1,802
	Goodyear Tire & Rubber Co.	58,384	1,760
	H&R Block Inc.	59,318	1,759
*	Discovery Communications
	Inc.	56,518	1,757
	Wynn Resorts Ltd.	17,755	1,752
	Ralph Lauren Corp. Class A	13,032	1,725
	Interpublic Group of Cos.
	Inc.	88,767	1,711
	Family Dollar Stores Inc.	20,772	1,637
	Comcast Corp. Special
	Class A	26,563	1,592
*	News Corp. Class A	107,523	1,569
*	TEGNA Inc.	48,832	1,566
	Leggett & Platt Inc.	29,844	1,453
	PulteGroup Inc.	71,425	1,439
	Scripps Networks
	Interactive Inc. Class A	20,871	1,364
	Garmin Ltd.	26,015	1,143
	Cablevision Systems Corp.
	Class A	47,223	1,130
*	Discovery
	Communications Inc.
	Class A	32,018	1,065
*	AutoNation Inc.	16,181	1,019
^	GameStop Corp. Class A	23,709	1,019
*	Urban Outfitters Inc.	21,909	767
*	Fossil Group Inc.	9,459	656
			505,137
Consumer Staples (9.3%)
	Procter & Gamble Co.	589,024	46,085
	Coca-Cola Co.	851,587	33,408
	PepsiCo Inc.	320,500	29,915
	Philip Morris International
	Inc.	336,300	26,961
	CVS Health Corp.	244,961	25,692
	Wal-Mart Stores Inc.	342,629	24,303
	Altria Group Inc.	426,975	20,883
	Walgreens Boots Alliance
	Inc.	189,435	15,996
	Mondelez International Inc.
	Class A	353,155	14,529
	Costco Wholesale Corp.	95,472	12,894
	Colgate-Palmolive Co.	184,672	12,079
	Kraft Foods Group Inc.	128,420	10,934
	Kimberly-Clark Corp.	79,112	8,384

	Kroger Co.	106,319	7,709
	General Mills Inc.	129,114	7,194
	Reynolds American Inc.	90,278	6,740
	Archer-Daniels-Midland Co.	134,412	6,481
	Sysco Corp.	128,908	4,654
*	Monster Beverage Corp.	31,922	4,278
	Constellation Brands Inc.
	Class A	36,805	4,270
	Estee Lauder Cos. Inc.
	Class A	48,468	4,200
	ConAgra Foods Inc.	92,771	4,056
	Mead Johnson Nutrition Co.	43,981	3,968
	Kellogg Co.	54,518	3,418
	Brown-Forman Corp.
	Class B	33,875	3,394
	Whole Foods Market Inc.	77,740	3,066
	Dr Pepper Snapple Group
	Inc.	41,542	3,028
	Clorox Co.	28,587	2,974
	Hershey Co.	31,890	2,833
	Tyson Foods Inc. Class A	62,932	2,683
	Molson Coors Brewing Co.
	Class B	34,460	2,406
	JM Smucker Co.	20,995	2,276
	McCormick & Co. Inc.	27,665	2,239
	Coca-Cola Enterprises Inc.	46,865	2,036
	Keurig Green Mountain Inc.	24,978	1,914
	Campbell Soup Co.	38,316	1,826
	Hormel Foods Corp.	29,060	1,638
			371,344
Energy (7.8%)
	Exxon Mobil Corp.	907,727	75,523
	Chevron Corp.	408,261	39,385
	Schlumberger Ltd.	275,505	23,746
	ConocoPhillips	267,687	16,439
	Kinder Morgan Inc.	376,584	14,457
	Occidental Petroleum Corp.	166,845	12,975
	EOG Resources Inc.	119,182	10,434
	Phillips 66	117,540	9,469
	Anadarko Petroleum Corp.	110,309	8,611
	Williams Cos. Inc.	146,431	8,404
	Halliburton Co.	184,770	7,958
	Valero Energy Corp.	110,135	6,894
	Marathon Petroleum Corp.	118,304	6,188
	Baker Hughes Inc.	94,385	5,824
	Devon Energy Corp.	83,623	4,975
	Spectra Energy Corp.	145,233	4,735
	Apache Corp.	81,689	4,708
	Pioneer Natural
	Resources Co.	32,447	4,500
	National Oilwell Varco Inc.	84,122	4,061
	Marathon Oil Corp.	146,283	3,882
	Noble Energy Inc.	84,086	3,589
	Hess Corp.	53,086	3,550
	Cabot Oil & Gas Corp.	89,824	2,833
	EQT Corp.	33,157	2,697
	Tesoro Corp.	27,363	2,310
	Cimarex Energy Co.	20,206	2,229

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
*	Cameron International
	Corp.	41,757	2,187
*	FMC Technologies Inc.	49,910	2,071
*	Southwestern Energy Co.	84,075	1,911
	Range Resources Corp.	36,181	1,787
	ONEOK Inc.	44,912	1,773
	Helmerich & Payne Inc.	23,228	1,636
	Murphy Oil Corp.	35,937	1,494
*	Newfield Exploration Co.	35,438	1,280
^	Chesapeake Energy Corp.	111,443	1,245
^	Transocean Ltd.	73,258	1,181
	Ensco plc Class A	50,529	1,125
	CONSOL Energy Inc.	49,606	1,078
	Noble Corp. plc	52,089	802
	Diamond Offshore
	Drilling Inc.	14,976	386
			310,332
Financials (16.4%)
	Wells Fargo & Co.	1,017,260	57,211
	JPMorgan Chase & Co.	805,632	54,590
*	Berkshire Hathaway Inc.
	Class B	364,463	49,607
	Bank of America Corp.	2,279,846	38,803
	Citigroup Inc.	658,727	36,388
	Goldman Sachs Group Inc.	87,226	18,212
	American International
	Group Inc.	289,460	17,894
	US Bancorp	384,782	16,700
	American Express Co.	189,790	14,750
	MetLife Inc.	242,268	13,565
	Morgan Stanley	333,716	12,945
	Simon Property Group Inc.	67,518	11,682
	PNC Financial Services
	Group Inc.	112,496	10,760
	Capital One Financial Corp.	118,628	10,436
	Bank of New York Mellon
	Corp.	243,068	10,202
	BlackRock Inc.	27,568	9,538
	Prudential Financial Inc.	98,165	8,591
	American Tower
	Corporation	91,940	8,577
	Charles Schwab Corp.	250,961	8,194
	ACE Ltd.	70,993	7,219
	State Street Corp.	89,400	6,884
	Travelers Cos. Inc.	69,551	6,723
	Marsh & McLennan Cos.
	Inc.	116,971	6,632
	CME Group Inc.	68,935	6,415
	BB&T Corp.	158,395	6,385
	Aon plc	61,186	6,099
	McGraw Hill Financial Inc.	59,245	5,951
	Crown Castle International
	Corp.	73,129	5,872
	Aflac Inc.	93,964	5,845
	Public Storage	31,599	5,826
	Allstate Corp.	88,584	5,746
	Discover Financial Services	96,443	5,557
	Equity Residential	78,804	5,530
	Intercontinental Exchange
	Inc.	24,225	5,417
	Health Care REIT Inc.	76,231	5,003
	Ameriprise Financial Inc.	39,327	4,913
	SunTrust Banks Inc.	111,831	4,811
	Chubb Corp.	49,773	4,735
	AvalonBay Communities
	Inc.	28,720	4,591
	Ventas Inc.	71,897	4,464
	T. Rowe Price Group Inc.	57,039	4,434
*	Berkshire Hathaway Inc.
	Class A	21	4,302
	Prologis Inc.	113,621	4,215

	Moody’s Corp.	38,640	4,172
	Franklin Resources Inc.	84,824	4,159
	Boston Properties Inc.	33,187	4,017
	Hartford Financial Services
	Group Inc.	91,264	3,794
	HCP Inc.	100,231	3,655
	Fifth Third Bancorp	175,414	3,652
	Northern Trust Corp.	47,647	3,643
	Vornado Realty Trust	38,094	3,616
	M&T Bank Corp.	28,801	3,598
	Weyerhaeuser Co.	113,055	3,561
	Invesco Ltd.	93,554	3,507
	General Growth Properties
	Inc.	136,682	3,507
	Lincoln National Corp.	55,250	3,272
	Host Hotels & Resorts Inc.	164,518	3,262
	Progressive Corp.	115,379	3,211
	Principal Financial Group Inc.	59,564	3,055
	Essex Property Trust Inc.	14,187	3,015
	Regions Financial Corp.	289,653	3,001
	KeyCorp	184,182	2,766
*	Affiliated Managers Group
	Inc.	11,888	2,599
	XL Group plc Class A	66,643	2,479
	Loews Corp.	64,327	2,477
	SL Green Realty Corp.	21,654	2,380
	Macerich Co.	30,677	2,289
*	CBRE Group Inc. Class A	60,916	2,254
	Realty Income Corp.	50,409	2,238
	Kimco Realty Corp.	89,922	2,027
	Huntington Bancshares Inc.	174,445	1,973
	Comerica Inc.	38,428	1,972
	Unum Group	54,123	1,935
*	E*TRADE Financial Corp.	63,151	1,891
	Leucadia National Corp.	67,914	1,649
	Cincinnati Financial Corp.	31,815	1,596
	Torchmark Corp.	27,334	1,591
	Plum Creek Timber Co. Inc.	37,969	1,540
	Navient Corp.	84,235	1,534
	Zions Bancorporation	43,695	1,387
	Apartment Investment
	& Management Co.	33,833	1,249
	Iron Mountain Inc.	40,269	1,248
	NASDAQ OMX Group Inc.	25,417	1,241
	Legg Mason Inc.	21,424	1,104
	People’s United Financial
	Inc.	66,426	1,077
	Hudson City Bancorp Inc.	103,804	1,026
	Assurant Inc.	15,087	1,011
*	Genworth Financial Inc.
	Class A	108,089	818
			653,262
Health Care (15.4%)
	Johnson & Johnson	602,050	58,676
	Pfizer Inc.	1,336,770	44,822
	Gilead Sciences Inc.	319,038	37,353
	Merck & Co. Inc.	613,361	34,919
*	Allergan plc	85,199	25,855
	Amgen Inc.	165,146	25,353
	UnitedHealth Group Inc.	206,700	25,217
	AbbVie Inc.	373,374	25,087
	Bristol-Myers Squibb Co.	361,896	24,081
	Medtronic plc	309,447	22,930
*	Biogen Inc.	51,068	20,628
*	Celgene Corp.	172,180	19,927
	Eli Lilly & Co.	212,009	17,701
	Abbott Laboratories	323,230	15,864
*	Express Scripts Holding Co. 158,410		14,089
	McKesson Corp.	50,294	11,307
	Thermo Fisher Scientific Inc.	86,339	11,203
	Aetna Inc.	75,886	9,672

	Anthem Inc.	57,558	9,448
	Cigna Corp.	55,809	9,041
*	Alexion Pharmaceuticals Inc.	48,543	8,775
*	Regeneron Pharmaceuticals
	Inc.	16,343	8,337
	Baxter International Inc.	118,193	8,265
*	Vertex Pharmaceuticals Inc.	52,885	6,530
	Becton Dickinson and Co.	45,547	6,452
	Humana Inc.	32,544	6,225
	Stryker Corp.	64,788	6,192
*	Mylan NV	89,232	6,055
	Cardinal Health Inc.	71,869	6,012
	Perrigo Co. plc	31,754	5,869
*	HCA Holdings Inc.	62,780	5,695
	Zoetis Inc.	108,471	5,230
*	Boston Scientific Corp.	291,062	5,152
	AmerisourceBergen Corp.
	Class A	45,206	4,807
*	Cerner Corp.	66,476	4,591
	St. Jude Medical Inc.	60,979	4,456
	Zimmer Biomet Holdings
	Inc.	37,008	4,042
*	Intuitive Surgical Inc.	7,992	3,872
*	Endo International plc	44,112	3,514
*	Hospira Inc.	37,517	3,328
*	Edwards Lifesciences Corp.	23,261	3,313
*	Mallinckrodt plc	25,461	2,997
*	DaVita HealthCare Partners
	Inc.	37,204	2,957
	Universal Health Services
	Inc. Class B	19,852	2,821
	Agilent Technologies Inc.	72,331	2,791
	CR Bard Inc.	16,064	2,742
*	Laboratory Corp. of America
	Holdings	21,778	2,640
*	Henry Schein Inc.	18,050	2,565
*	Waters Corp.	17,907	2,299
	Quest Diagnostics Inc.	31,080	2,254
*	Varian Medical Systems Inc.	21,572	1,819
	DENTSPLY International Inc.	30,204	1,557
	PerkinElmer Inc.	24,356	1,282
*	Tenet Healthcare Corp.	21,694	1,256
	Patterson Cos. Inc.	18,500	900
			610,765
Industrials (10.1%)
	General Electric Co.	2,187,316	58,117
	3M Co.	137,737	21,253
	United Technologies Corp.	179,738	19,938
	Boeing Co.	139,656	19,373
	Union Pacific Corp.	190,166	18,136
	Honeywell International Inc. 169,723		17,307
	United Parcel Service Inc.
	Class B	150,695	14,604
	Danaher Corp.	133,492	11,426
	Caterpillar Inc.	130,933	11,106
	Lockheed Martin Corp.	58,146	10,809
	FedEx Corp.	57,155	9,739
	General Dynamics Corp.	67,832	9,611
	Emerson Electric Co.	145,210	8,049
	Delta Air Lines Inc.	178,232	7,322
	Deere & Co.	72,291	7,016
	CSX Corp.	214,249	6,995
	Eaton Corp. plc	101,177	6,828
	Illinois Tool Works Inc.	73,510	6,748
	Northrop Grumman Corp.	42,147	6,686
	Raytheon Co.	66,510	6,364
	American Airlines Group
	Inc.	150,108	5,995
	Precision Castparts Corp.	29,950	5,986
	Norfolk Southern Corp.	66,261	5,789
	PACCAR Inc.	77,130	4,922

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Southwest Airlines Co.	144,789	4,791
	Cummins Inc.	36,484	4,786
	Waste Management Inc.	92,535	4,289
	Ingersoll-Rand plc	57,479	3,875
	Roper Technologies Inc.	21,857	3,769
	Rockwell Automation Inc.	29,256	3,646
	Nielsen NV	80,045	3,584
	Tyco International plc	91,435	3,518
	Stanley Black & Decker Inc.	33,227	3,497
	Parker-Hannifin Corp.	30,012	3,491
	WW Grainger Inc.	12,920	3,058
	Pall Corp.	23,312	2,901
	AMETEK Inc.	52,504	2,876
	Pentair plc	39,574	2,721
	Textron Inc.	60,290	2,691
	Rockwell Collins Inc.	28,661	2,647
	Equifax Inc.	25,720	2,497
	Fastenal Co.	59,168	2,496
*	Stericycle Inc.	18,512	2,479
	Dover Corp.	35,154	2,467
	Kansas City Southern	23,857	2,176
	Republic Services Inc.
	Class A	53,902	2,111
	Snap-on Inc.	12,736	2,028
	L-3 Communications
	Holdings Inc.	17,881	2,027
[2]	Masco Corp.	75,955	1,891
	CH Robinson Worldwide
	Inc.	31,582	1,970
	Expeditors International of
	Washington Inc.	41,258	1,902
*	United Rentals Inc.	20,858	1,828
	Cintas Corp.	21,050	1,781
	Fluor Corp.	31,876	1,690
	JB Hunt Transport Services
	Inc.	19,980	1,640
	Robert Half International
	Inc.	29,139	1,617
	Flowserve Corp.	29,044	1,529
	Xylem Inc.	39,248	1,455
*	Quanta Services Inc.	46,194	1,331
	ADT Corp.	37,078	1,245
	Allegion plc	20,693	1,244
*	Jacobs Engineering Group
	Inc.	27,872	1,132
	Ryder System Inc.	11,483	1,003
	Dun & Bradstreet Corp.	7,767	948
	Pitney Bowes Inc.	43,458	904
	Joy Global Inc.	21,345	773
			400,423
Information Technology (19.6%)
	Apple Inc.	1,250,659	156,864
	Microsoft Corp.	1,756,144	77,534
*	Facebook Inc. Class A	457,288	39,219
*	Google Inc. Class A	62,132	33,554
*	Google Inc. Class C	62,311	32,434
	International Business
	Machines Corp.	198,852	32,345
	Intel Corp.	1,029,889	31,324
	Cisco Systems Inc.	1,104,043	30,317
	Visa Inc. Class A	419,658	28,180
	Oracle Corp.	692,077	27,891
	QUALCOMM Inc.	353,763	22,156
	MasterCard Inc. Class A	210,450	19,673
*	eBay Inc.	240,074	14,462
	Accenture plc Class A	135,765	13,139
	Hewlett-Packard Co.	392,640	11,783
	Texas Instruments Inc.	226,269	11,655
	EMC Corp.	421,754	11,130
*	Salesforce.com inc	132,120	9,200
*	Adobe Systems Inc.	102,979	8,342

	Automatic Data Processing
	Inc.	101,733	8,162
*	Cognizant Technology
	Solutions Corp. Class A	132,544	8,097
*	Yahoo! Inc.	189,479	7,445
	Avago Technologies Ltd.
	Class A	55,702	7,404
	Broadcom Corp. Class A	117,968	6,074
	Intuit Inc.	59,959	6,042
	TE Connectivity Ltd.	88,279	5,676
	Corning Inc.	274,888	5,424
	Applied Materials Inc.	267,404	5,140
*	Electronic Arts Inc.	67,560	4,493
*	Micron Technology Inc.	233,999	4,409
	Analog Devices Inc.	68,103	4,371
	Skyworks Solutions Inc.	41,387	4,308
*	Fiserv Inc.	51,430	4,260
*	Alliance Data Systems Corp.	13,439	3,923
	Amphenol Corp. Class A	66,800	3,872
	Fidelity National Information
	Services Inc.	61,774	3,818
	Western Digital Corp.	47,195	3,701
	Symantec Corp.	148,052	3,442
	Altera Corp.	65,279	3,342
	Paychex Inc.	70,999	3,328
	Seagate Technology plc	68,750	3,266
	Equinix Inc.	12,357	3,139
*	Red Hat Inc.	39,568	3,004
	Lam Research Corp.	34,325	2,792
*	Akamai Technologies Inc.	38,552	2,692
	SanDisk Corp.	45,041	2,622
*	Qorvo Inc.	32,449	2,605
	Xilinx Inc.	56,276	2,485
*	Autodesk Inc.	49,471	2,477
*	Citrix Systems Inc.	34,896	2,448
	Xerox Corp.	225,917	2,404
	Linear Technology Corp.	52,097	2,304
	Motorola Solutions Inc.	40,139	2,302
	Western Union Co.	112,299	2,283
	NVIDIA Corp.	111,206	2,236
	NetApp Inc.	67,173	2,120
	Microchip Technology Inc.	44,007	2,087
	Harris Corp.	26,659	2,050
	CA Inc.	68,647	2,011
	Computer Sciences Corp.	30,414	1,996
	Juniper Networks Inc.	76,071	1,976
	KLA-Tencor Corp.	35,093	1,973
*	F5 Networks Inc.	15,506	1,866
	Total System Services Inc.	35,448	1,481
*	VeriSign Inc.	22,850	1,410
*	Teradata Corp.	31,108	1,151
	FLIR Systems Inc.	30,063	927
*	First Solar Inc.	16,425	772
			778,812
Materials (3.1%)
[3]	EI du Pont de Nemours
	& Co.	196,512	11,938
	Dow Chemical Co.	235,148	12,033
	Monsanto Co.	103,380	11,019
	LyondellBasell Industries
	NV Class A	85,396	8,840
	Praxair Inc.	62,534	7,476
	PPG Industries Inc.	59,146	6,785
	Ecolab Inc.	58,275	6,589
	Air Products & Chemicals
	Inc.	42,035	5,752
	Sherwin-Williams Co.	17,153	4,717
	International Paper Co.	91,806	4,369
	Freeport-McMoRan Inc.	225,090	4,191
	Sigma-Aldrich Corp.	26,015	3,625
	CF Industries Holdings Inc.	51,565	3,315

	Mosaic Co.	67,543	3,164
	Nucor Corp.	69,360	3,057
	Alcoa Inc.	265,379	2,959
	Newmont Mining Corp.	114,081	2,665
	Eastman Chemical Co.	32,406	2,651
	Vulcan Materials Co.	28,877	2,424
	Sealed Air Corp.	45,296	2,327
	Ball Corp.	29,972	2,103
	Martin Marietta Materials
	Inc.	13,524	1,914
	International Flavors
	& Fragrances Inc.	17,442	1,906
	Rock-Tenn Co. Class A	28,500	1,716
	MeadWestvaco Corp.	36,078	1,702
	Airgas Inc.	14,879	1,574
	FMC Corp.	28,794	1,513
	Avery Dennison Corp.	19,728	1,202
*	Owens-Illinois Inc.	35,769	821
	Allegheny Technologies
	Inc.	23,473	709
			125,057
Telecommunication Services (2.3%)
	Verizon Communications
	Inc.	885,408	41,269
	AT&T Inc.	1,127,381	40,045
	CenturyLink Inc.	122,774	3,607
*	Level 3 Communications
	Inc.	63,765	3,358
	Frontier Communications
	Corp.	249,002	1,233
			89,512
Utilities (2.8%)
	Duke Energy Corp.	150,212	10,608
	NextEra Energy Inc.	96,489	9,459
	Dominion Resources Inc.	128,668	8,604
	Southern Co.	197,292	8,266
	Exelon Corp.	187,023	5,876
	American Electric Power
	Co. Inc.	106,363	5,634
	PG&E Corp.	104,125	5,113
	Sempra Energy	50,511	4,998
	Public Service Enterprise
	Group Inc.	109,587	4,305
	PPL Corp.	145,269	4,281
	Edison International	70,813	3,936
	Consolidated Edison Inc.	63,667	3,685
	Xcel Energy Inc.	110,140	3,544
	NiSource Inc.	68,951	3,143
	Eversource Energy	69,034	3,135
	WEC Energy Group Inc.	68,002	3,058
	FirstEnergy Corp.	91,702	2,985
	DTE Energy Co.	38,948	2,907
	Entergy Corp.	38,893	2,742
	Ameren Corp.	52,311	1,971
	AES Corp.	147,070	1,950
	CMS Energy Corp.	59,360	1,890
	CenterPoint Energy Inc.	92,589	1,762
	NRG Energy Inc.	72,774	1,665
	SCANA Corp.	30,851	1,563
	Pepco Holdings Inc.	54,476	1,468
	Pinnacle West Capital
	Corp.	23,857	1,357
	AGL Resources Inc.	25,804	1,201
	TECO Energy Inc.	50,649	894
			112,000
Total Common Stocks
(Cost $2,986,476)			3,956,644

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.6%)
[4,5] Vanguard Market
Liquidity Fund,
0.137%	23,071,529	23,072

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[6,7] Federal Home Loan
Bank Discount Notes,
0.140%, 7/8/15	1,000	1,000
[6] Federal Home Loan
Bank Discount Notes,
0.090%, 9/18/15	200	200
		1,200
Total Temporary Cash Investments
(Cost $24,272)		24,272
Total Investments (100.1%)
(Cost $3,010,748)		3,980,916
Other Assets and Liabilities (–0.1%)
Other Assets		8,900
Liabilities[5]		(13,971)
		(5,071)
Net Assets (100%)
Applicable to 119,671,188 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,975,845
Net Asset Value Per Share $33.22

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,915,651
Undistributed Net Investment Income	46,990
Accumulated Net Realized Gains	43,346
Unrealized Appreciation (Depreciation)
Investment Securities	970,168
Futures Contracts	(310)
Net Assets	3,975,845

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,001,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 The market value of Masco Corp. is adjusted by $134,000 to account for the when-issued sale on June 30, 2015, of shares of TopBuild Corp. to be received through a spin-off from Masco Corp. The TopBuild Corp.
shares were sold because TopBuild Corp. is not part of the benchmark index, and the when-issued sale was settled on July 7, 2015, after receipt of the shares from Masco Corp.
3 The market value of EI du Pont de Nemours & Co. (“Dupont”) is adjusted by $629,000 to account for the when-issued sale on June 30, 2015, of shares of Chemours Co. to be received through a spin-off from Dupont.
The Chemours Co. shares were sold because Chemours Co. is not part of the benchmark index, and the when-issued sale was settled on July 7, 2015, after receipt of the shares from Dupont.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $1,057,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $1,000,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Dividends	53,708
Interest[1]	20
Securities Lending	39
Total Income	53,767
Expenses
The Vanguard Group—Note B
Investment Advisory Services	370
Management and Administrative	1,982
Marketing and Distribution	343
Custodian Fees	40
Shareholders’ Reports	6
Trustees’ Fees and Expenses	1
Total Expenses	2,742
Net Investment Income	51,025
Realized Net Gain (Loss)
Investment Securities Sold	42,896
Futures Contracts	1,144
Realized Net Gain (Loss)	44,040
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(49,210)
Futures Contracts	(780)
Change in Unrealized Appreciation
(Depreciation)	(49,990)
Net Increase (Decrease) in Net Assets
Resulting from Operations	45,075

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,025	63,178
Realized Net Gain (Loss)	44,040	118,137
Change in Unrealized Appreciation (Depreciation)	(49,990)	245,427
Net Increase (Decrease) in Net Assets Resulting from Operations	45,075	426,742
Distributions
Net Investment Income	(63,303)	(55,364)
Realized Capital Gain[2]	(115,925)	(61,250)
Total Distributions	(179,228)	(116,614)
Capital Share Transactions
Issued	353,573	615,339
Issued in Lieu of Cash Distributions	179,228	116,614
Redeemed	(206,673)	(457,588)
Net Increase (Decrease) from Capital Share Transactions	326,128	274,365
Total Increase (Decrease)	191,975	584,493
Net Assets
Beginning of Period	3,783,870	3,199,377
End of Period[3]	3,975,845	3,783,870

1 Interest income from an affiliated company of the portfolio was $18,000.
2 Includes fiscal 2015 and 2014 short-term gain distributions totaling $2,114,000 and $2,793,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $46,990,000 and $59,268,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$34.44	$31.50	$24.93	$22.85	$23.51	$21.11
Investment Operations
Net Investment Income	. 423[1]	.587	.545	.512	.466	.410
Net Realized and Unrealized Gain (Loss)
on Investments	(.032)	3.522	7.235	3.062	.034	2.678
Total from Investment Operations	.391	4.109	7.780	3.574	.500	3.088
Distributions
Dividends from Net Investment Income	(.569)	(.555)	(.505)	(.474)	(.390)	(.442)
Distributions from Realized Capital Gains	(1.042)	(.614)	(.705)	(1.020)	(.770)	(.246)
Total Distributions	(1.611)	(1.169)	(1.210)	(1.494)	(1.160)	(.688)
Net Asset Value, End of Period	$33.22	$34.44	$31.50	$24.93	$22.85	$23.51

Total Return	1.18%	13.51%	32.18%	15.86%	1.93%	14.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,976	$3,784	$3,199	$2,418	$2,132	$2,287
Ratio of Total Expenses to
Average Net Assets	0.14%	0.16%	0.16%	0.17%	0.17%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.28%[1]	1.88%	1.96%	2.13%	1.92%	1.91%
Portfolio Turnover Rate	4%	7%	8%	9%	8%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.12 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2015, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period 3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities

Vanguard Equity Index Portfolio

lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $356,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,956,644	—	—
Temporary Cash Investments	23,072	1,200	—
Futures Contracts—Assets[1]	40	—	—
Total	3,979,756	1,200	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. At June 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2015	37	19,003	(261)
E-mini S&P 500 Index	September 2015	18	1,849	(49)
				(310)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $3,010,748,000. Net unrealized appreciation of investment securities for tax purposes was $970,168,000, consisting of unrealized gains of $1,162,671,000 on securities that had risen in value since their purchase and $192,503,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2015, the portfolio purchased $258,163,000 of investment securities and sold $73,424,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	10,435	18,705
Issued in Lieu of Cash Distributions	5,441	3,807
Redeemed	(6,068)	(14,225)
Net Increase (Decrease) in Shares Outstanding	9,808	8,287

At June 30, 2015, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 34% or more of the portfolio’s net assets, with a combined ownership of 69%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,011.75	$0.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.10	0.70

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Growth Portfolio

Growth-oriented companies reclaimed the lead from their value-oriented counterparts in the first half of 2015. The Russell 1000 Growth Index, the portfolio’s benchmark, returned 3.96%; the Russell 1000 Value Index returned –0.61%. And among smaller companies, growth stocks led by a wider margin. In another reversal from 2014, large-capitalization stocks generally lagged small-caps.

Against this backdrop, Vanguard Growth Portfolio returned 5.78% for the six months ended June 30, ahead of its benchmark and its peer-group average.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

All industry groups advanced, led by health care stocks

Despite the stock market’s ups and downs, the portfolio finished in positive territory in all industry sectors. In contrast, three sectors declined in the benchmark (including the tiny utilities sector, in which the portfolio had no holdings).

Health care, one of the portfolio’s larger sectors, was the star performer, returning more than 14%. And within health care, which is traditionally thought of as growth-oriented, pharmaceuticals and life sciences companies posted some of the largest gains. In addition to strong absolute results, health care provided a notable boost over the benchmark. So, too, did the smaller industrial sector.

In information technology, which has traditionally been the portfolio’s largest sector by far—more than one-third of total assets—the advisors’ selections came close to the sector’s single-digit return in the benchmark. But with an above-benchmark stake, IT holdings modestly held back results.

For more on the Growth Portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

Total Returns
Six Months Ended
June 30, 2015
Vanguard Growth Portfolio	5.78%
Russell 1000 Growth Index	3.96
Variable Insurance Large-Cap Growth Funds Average[1]	4.80

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.43%	0.89%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the Growth Portfolio’s expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Growth Portfolio

Advisors’ Report

Vanguard Growth Portfolio returned 5.78% for the six months ended June 30, 2015, ahead of the 3.96% return of the benchmark Russell 1000 Growth Index and the 4.80% average return of peer funds.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the six months and of the effect it had on the portfolio’s positioning. These reports were prepared on July 13, 2015.

Wellington Management Company llp

Portfolio Manager:

Andrew J. Shilling, CFA,
Senior Managing Director

Our portion of the portfolio seeks to outperform growth indexes and, longer-term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics.

Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth.

U.S. equities, as measured by the S&P 500 Index, gained 1.23% for the period. Growth stocks outperformed value, and small-caps led their larger peers.

Strong stock selection within the industrial, health care, and consumer staples sectors outweighed weaker selection within consumer discretionary. Sector allocation, an indirect result of our stock-specific decisions, also aided relative results. Most notably, our overweight allocations to health care and consumer discretionary and our underweight exposure to industrials were helpful.

Netflix, a U.S.-based subscription service provider for television shows and movies, was our largest relative contributor. The stock rallied more than 90% as the company reported U.S. subscriber growth well above market expectations. Netflix has begun to expand internationally, with operations in Europe, Brazil, and Australia. Attractive growth opportunities remain in South America and Asia, including an expected launch in Japan later this year.

WeWork, a privately held company that rents office space to entrepreneurs, also aided relative results. The company announced strong growth in memberships and locations. On the back of its now more than 29,000 members and 500 employees, WeWork also announced it had closed a sizable additional round of financing in June. We believe it remains well-positioned for continued growth.

At the period’s close, we were most overweighted in information technology and consumer discretionary. In consumer

Vanguard Growth Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	38	184	Employs proprietary fundamental research and a
Company llp rigorous valuation discipline in an effort to invest in
			high-quality, large-capitalization, sustainable-growth
			companies. The firm’s philosophy is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research focused
			on longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Jackson Square Partners, LLC	37	179	Uses a bottom-up approach, seeking companies that
have large end-market potential, dominant business
			models, and strong free-cash-flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
William Blair Investment	21	101	Uses a fundamental investment approach in pursuit
Management, LLC of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	4	23	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Growth Portfolio

discretionary, we continue to find attractive long-term growth opportunities across a diverse set of industries, including home-building, internet and home improvement retailing, and restaurants. We were most underweighted in consumer staples, and we had no exposure to telecommunication services or utilities.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA

Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

Our largest relative contributor was Electronic Arts. The company reported strong financial results and gave positive forward guidance driven, in part, by several individual game titles, cost controls, and growth in digital game sales (including mobile). The company also had a particularly strong showing at this year’s Electronic Entertainment Expo. We believe it should continue to benefit from upcoming and established game franchises and within the digital downloads and mobile phone gaming channels, which should be increasingly important for its growth.

Qualcomm was the largest detractor from our performance. The stock experienced weakness amid an increasingly competitive environment in the semiconductor industry. To stay competitive, Qualcomm is under pressure to pursue various strategies to increase shareholder value. We are closely monitoring the company for any developments. We believe it benefits from its unique intellectual property and patent position in the industry and its technology applications to the significant growth and proliferation of wireless devices.

Despite positive absolute returns in the equity market the past few years, we believe that relatively tepid market sentiment shows that more than just fundamental factors are affecting stock prices. A lack of significant bull market sentiment suggests that many investors appear to be struggling with predicting the pace of global recovery and are assessing factors that threaten economic fundamentals (for example, central bank actions and fiscal policy debates across the globe). We believe that the lingering effects of the credit crisis years ago could lead to moderate growth, at best, for the intermediate term. In such a tenuous environment, we believe that the quality of a company’s business model, competitive position, and management may prove to be of utmost importance.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong, long-term-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

William Blair Investment
Management, LLC

Portfolio Managers:

James Golan, CFA, Partner

David Ricci, CFA, Partner

The equity market advanced over the half year, given the backdrop of accommodative monetary policy across global central banks. Notwithstanding the debt crisis in Greece, an improving economy in Europe stood in contrast to China and other emerging economies that continued to slow. The U.S. economy seemed to regain solid footing after a disappointing first quarter, thanks to healthy consumer spending, solid housing market activity, and diminishing labor market slack. Although the strong U.S. dollar and weak commodity prices have contributed to a benign inflation environment, labor market health and signs of wage growth acceleration are viewed as likely support for the Federal Reserve to proceed with interest rate increases later this year. In addition to solid U.S. economic data, the equity market was supported by strong mergers and acquisitions activity driven by healthy corporate balance sheets, the availability of cheap debt financing, and a generally favorable market response to deal announcements.

We benefited from our stock selection and from positive trends for our investment style. Several of our top contributors came from the consumer discretionary sector, including Amazon.com, Starbucks, O’Reilly Automotive, and Dollar General. Amazon. com benefited from strong results for its Amazon Web Services segment and improved operating margins in its core North American e-commerce business. In industrials, Equifax was a standout performer because of accelerating business momentum driven by excellent execution, along with continued low interest rates. From a style perspective, our higher growth bias relative to the benchmark was rewarded.

Our largest detractors were Keurig Green Mountain (consumer staples) and Union Pacific (industrials). Keurig Green Mountain declined because of poor execution of its Keurig 2.0 brewer launch during the holiday season and a disappointing reaction to its forthcoming Kold platform. Shares of Union Pacific declined because of lower volumes of coal (driven by mild winter weather) and crude-by-rail (driven by lower energy prices). Other notable underperformers included Precision Castparts (industrials), IDEXX Laboratories (health care), and Mead Johnson Nutrition (consumer staples).

With broadly elevated valuation levels in the U.S. stock market, corporations’ ability to deliver earnings growth will be a critical driver of stock performance going forward. We are optimistic, as our investment style leads us to durable business models that can produce sustainable, above-average earnings growth over the long run.

Vanguard Growth Portfolio

Portfolio Profile
As of June 30, 2015

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	121	644	3,854
Median Market Cap $40.5B		$59.7B	$49.5B
Price/Earnings Ratio	29.0x	24.8x	21.6x
Price/Book Ratio	5.5x	5.9x	2.8x
Yield[3]	0.5%	1.5%	1.9%
Return on Equity	22.7%	23.6%	17.4%
Earnings Growth Rate	19.3%	15.9%	11.6%
Foreign Holdings	4.8%	0.0%	0.0%
Turnover Rate[4]	35%	—	—
Expense Ratio[5]	0.43%	—	—
Short-Term Reserves	1.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.85
Beta	1.06	1.03

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	21.3%	21.0	13.5
Consumer Staples	6.7	10.5	8.2
Energy	3.7	1.0	7.2
Financials	6.6	5.2	17.9
Health Care	18.9	18.3	15.1
Industrials	6.9	11.2	10.8
Information Technology	34.3	27.1	18.9
Materials	1.0	3.9	3.5
Telecommunication
Services	0.5	1.8	2.0
Utilities	0.1	0.0	2.9

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	4.2%
MasterCard Inc.	Data Processing &
	Outsourced Services	3.5
Google Inc.	Internet Software &
	Services	3.3
Visa Inc.	Data Processing &
	Outsourced Services	2.4
Celgene Corp.	Biotechnology	2.4
Allergan plc	Pharmaceuticals	2.0
Home Depot Inc.	Home Improvement
	Retail	2.0
Qualcomm Inc.	Communications
	Equipment	2.0
Biogen Inc.	Biotechnology	1.9
eBay Inc.	Internet Software &
	Services	1.9
Top Ten		25.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the Growth Portfolio’s expense ratio was 0.43%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception Date	One Year	Five Years	Ten Years
Growth Portfolio	6/7/1993	13.60%	19.07%	8.52%

1 Six months ended June 30, 2015.
See Financial Highlights for dividend and capital gains information.

Vanguard Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.0%)[1]
Consumer Discretionary (20.2%)
	Home Depot Inc.	89,398	9,935
*	Amazon.com Inc.	17,542	7,615
*	Liberty Interactive Corp.
	QVC Group Class A	241,025	6,688
*	TripAdvisor Inc.	65,803	5,734
	L Brands Inc.	60,850	5,217
	Dollar General Corp.	58,720	4,565
	NIKE Inc. Class B	42,150	4,553
*	Discovery Communications
	Inc.	125,963	3,915
	Starbucks Corp.	65,244	3,498
	Lowe’s Cos. Inc.	51,610	3,456
	Lennar Corp. Class A	60,992	3,113
*	Priceline Group Inc.	2,661	3,064
*	AutoZone Inc.	4,579	3,054
	DR Horton Inc.	108,547	2,970
	Ross Stores Inc.	60,649	2,948
*	Netflix Inc.	4,414	2,900
*	O’Reilly Automotive Inc.	11,850	2,678
	Harley-Davidson Inc.	46,105	2,598
*	Sally Beauty Holdings Inc.	81,250	2,566
	Dunkin’ Brands Group Inc.	45,234	2,488
	Wynn Resorts Ltd.	24,980	2,465
	Harman International
	Industries Inc.	19,558	2,326
	Las Vegas Sands Corp.	39,394	2,071
	BorgWarner Inc.	33,940	1,929
	VF Corp.	22,510	1,570
*	Discovery Communications
	Inc. Class A	46,578	1,549
	Wyndham Worldwide Corp.	16,657	1,364
*	Tesla Motors Inc.	4,720	1,266
			98,095
Consumer Staples (6.1%)
	Walgreens Boots Alliance
	Inc.	94,305	7,963
	Estee Lauder Cos. Inc.
	Class A	55,100	4,775
*	Monster Beverage Corp.	33,250	4,456
	Mondelez International Inc.
	Class A	77,630	3,194
	CVS Health Corp.	28,846	3,025
	Anheuser-Busch InBev NV
	ADR	17,207	2,076
	Keurig Green Mountain Inc.	20,299	1,556
	Mead Johnson Nutrition Co.	15,970	1,441
	Whole Foods Market Inc.	27,178	1,072
			29,558
Energy (3.2%)
	Williams Cos. Inc.	92,000	5,280
	EOG Resources Inc.	44,100	3,861
	Kinder Morgan Inc.	97,750	3,752
	Schlumberger Ltd.	26,600	2,293

*	Cobalt International Energy
	Inc.	48,785	474
			15,660
Financials (5.7%)
	Crown Castle International
	Corp.	77,850	6,251
	Intercontinental Exchange
	Inc.	23,242	5,197
*	Affiliated Managers Group
	Inc.	17,650	3,858
	Citigroup Inc.	51,610	2,851
	American Tower
	Corporation	27,747	2,589
	BlackRock Inc.	7,030	2,432
	Moody’s Corp.	21,310	2,301
*	Markel Corp.	2,645	2,118
			27,597
Health Care (17.7%)
*	Celgene Corp.	102,681	11,884
*	Allergan plc	32,863	9,973
*	Biogen Inc.	22,829	9,222
	Bristol-Myers Squibb Co.	111,702	7,433
	Gilead Sciences Inc.	61,316	7,179
*	Valeant Pharmaceuticals
	International Inc.	30,935	6,872
	Novo Nordisk A/S ADR	107,175	5,869
*	Cerner Corp.	67,435	4,657
*	Regeneron Pharmaceuticals
	Inc.	5,648	2,881
*	Edwards Lifesciences Corp.	19,490	2,776
*	Illumina Inc.	10,928	2,386
*	IDEXX Laboratories Inc.	36,540	2,344
*	IMS Health Holdings Inc.	69,693	2,136
	Zoetis Inc.	43,870	2,115
*	Medivation Inc.	16,150	1,844
	Medtronic plc	23,365	1,731
*	Vertex Pharmaceuticals Inc.	13,369	1,651
	Merck & Co. Inc.	27,753	1,580
	AstraZeneca plc ADR	17,145	1,092
	McKesson Corp.	2,095	471
*	Teladoc Inc.	1,300	25
			86,121
Industrials (6.2%)
	Equifax Inc.	61,607	5,981
*	Stericycle Inc.	33,186	4,444
	Union Pacific Corp.	37,810	3,606
	Nielsen NV	60,881	2,726
*	IHS Inc. Class A	18,598	2,392
*	TransDigm Group Inc.	10,170	2,285
	AMETEK Inc.	39,580	2,168
*	Verisk Analytics Inc. Class A	27,514	2,002
	Precision Castparts Corp.	8,910	1,781
	Kansas City Southern	17,155	1,564
	JB Hunt Transport Services
	Inc.	10,365	851

	Fortune Brands Home &
	Security Inc.	8,220	377
*	TransUnion	4,200	105
			30,282
Information Technology (32.5%)
	Apple Inc.	164,341	20,613
	MasterCard Inc. Class A	179,734	16,802
	Visa Inc. Class A	177,475	11,917
	Qualcomm Inc.	154,816	9,696
*	Google Inc. Class C	18,315	9,533
*	eBay Inc.	152,891	9,210
*	Adobe Systems Inc.	105,357	8,535
	Equinix Inc.	30,785	7,819
*	Facebook Inc. Class A	80,712	6,922
*	Google Inc. Class A	12,385	6,688
*	Electronic Arts Inc.	88,000	5,852
	Microsoft Corp.	128,372	5,668
*	Baidu Inc. ADR	27,806	5,536
	Intuit Inc.	52,138	5,254
*	Red Hat Inc.	42,190	3,204
	Texas Instruments Inc.	55,890	2,879
*	Alliance Data Systems
	Corp.	9,433	2,754
*	Cognizant Technology
	Solutions Corp. Class A	43,804	2,676
*	FleetCor Technologies Inc.	16,483	2,572
*	Salesforce.com inc	34,847	2,426
*	Akamai Technologies Inc.	30,850	2,154
	CDW Corp.	55,382	1,899
*	Alibaba Group Holding Ltd.
	ADR	21,200	1,744
*	Zillow Group Inc. Class A	18,645	1,617
*	Workday Inc. Class A	19,382	1,481
*	Yelp Inc. Class A	33,975	1,462
*	ServiceNow Inc.	19,546	1,452
			158,365
Materials (0.8%)
	Sherwin-Williams Co.	8,523	2,344
	Eagle Materials Inc.	20,747	1,583
			3,927
Other (0.2%)
[2]	Vanguard Growth ETF	8,500	910
*,3 WeWork Class A PP		4,015	132
			1,042
Telecommunication Services (0.4%)
*	SBA Communications
	Corp. Class A	17,000	1,954
Total Common Stocks
(Cost $333,627)			452,601

Vanguard Growth Portfolio

		Market
		Value•
	Shares	($000)
Preferred Stocks (1.4%)
*,3 Uber Technologies PP	104,984	4,161
*,3 Pinterest Prf G PP	24,865	893
*,3 Cloudera, Inc. Pfd.	21,972	725
*,3 WeWork Pfd. D1 PP	19,954	656
*,3 WeWork Pfd. D2 PP	15,678	516
Total Preferred Stocks
(Cost $3,434)		6,951
Convertible Preferred Stocks (0.2%)
*,3 Airbnb Inc. (Cost $928)	9,972	928
Temporary Cash Investments (5.5%)[1]
Money Market Fund (4.9%)
[4] Vanguard Market Liquidity
Fund, 0.137%	23,812,817	23,813

	Face
	Amount
	($000)
Repurchase Agreement (0.3%)
Bank of America
Securities, LLC
0.120%, 7/1/15
(Dated 6/30/15,
Repurchase Value
$1,400,000, collateralized
by U.S. Treasury
Note/Bond, 2.000%,
2/15/22, with a value of
$1,428,000)	1,400	1,400

U.S. Government and Agency Obligations (0.3%)
[5,6] Federal Home Loan Bank
Discount Notes, 0.133%,
7/31/15	500	500
[5,6] Federal Home Loan Bank
Discount Notes, 0.088%,
9/4/15	500	500
[6,7] Freddie Mac Discount
Notes, 0.125%, 10/30/15	300	300
		1,300
Total Temporary Cash Investments
(Cost $26,513)		26,513
Total Investments (100.1%)
(Cost $364,502)		486,993

Market
Value•
($000)
Other Assets and Liabilities (–0.1%)
Other Assets	2,059
Liabilities	(2,552)
(493)
Net Assets (100%)
Applicable to 21,995,808 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	486,500
Net Asset Value Per Share	$22.12

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	334,660
Undistributed Net Investment Income	415
Accumulated Net Realized Gains	29,221
Unrealized Appreciation (Depreciation)
Investment Securities	122,491
Futures Contracts	(287)
Net Assets	486,500

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.4% and 1.1%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Restricted securities totaling $8,011,000, representing 1.6% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $1,000,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
PP—Private Placement.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Dividends[1,2]	2,338
Interest[1]	15
Securities Lending	1
Total Income	2,354
Expenses
Investment Advisory Fees—Note B
Basic Fee	329
Performance Adjustment	60
The Vanguard Group—Note C
Management and Administrative	565
Marketing and Distribution	32
Custodian Fees	9
Shareholders’ Reports	4
Total Expenses	999
Expenses Paid Indirectly	(5)
Net Expenses	994
Net Investment Income	1,360
Realized Net Gain (Loss)
Investment Securities Sold[1]	29,122
Futures Contracts	700
Realized Net Gain (Loss)	29,822
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(4,580)
Futures Contracts	(851)
Change in Unrealized Appreciation
(Depreciation)	(5,431)
Net Increase (Decrease) in Net Assets
Resulting from Operations	25,751

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,360	2,715
Realized Net Gain (Loss)	29,822	44,073
Change in Unrealized Appreciation (Depreciation)	(5,431)	7,271
Net Increase (Decrease) in Net Assets Resulting from Operations	25,751	54,059
Distributions
Net Investment Income	(2,749)	(1,795)
Realized Capital Gain [3]	(44,406)	(2,114)
Total Distributions	(47,155)	(3,909)
Capital Share Transactions
Issued	38,845	34,235
Issued in Lieu of Cash Distributions	47,155	3,909
Redeemed	(24,525)	(52,828)
Net Increase (Decrease) from Capital Share Transactions	61,475	(14,684)
Total Increase (Decrease)	40,071	35,466
Net Assets
Beginning of Period	446,429	410,963
End of Period[4]	486,500	446,429

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $5,000, $13,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $21,000.
3 Includes fiscal 2015 and 2014 short-term gain distributions totaling $2,729,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $415,000 and $1,804,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.24	$20.62	$15.32	$12.99	$13.18	$11.87
Investment Operations
Net Investment Income	.066	.140	.089	.082	.072	.087[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.233	2.676	5.296	2.312	(.177)	1.308
Total from Investment Operations	1.299	2.816	5.385	2.394	(.105)	1.395
Distributions
Dividends from Net Investment Income	(.141)	(.090)	(.085)	(.064)	(.085)	(.085)
Distributions from Realized Capital Gains	(2.278)	(.106)	—	—	—	—
Total Distributions	(2.419)	(.196)	(.085)	(.064)	(.085)	(.085)
Net Asset Value, End of Period	$22.12	$23.24	$20.62	$15.32	$12.99	$13.18

Total Return	5.78%	13.79%	35.28%	18.43%	–0.84%	11.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$487	$446	$411	$321	$260	$271
Ratio of Total Expenses to
Average Net Assets[2]	0.43%	0.43%	0.41%	0.41%	0.40%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.58%	0.65%	0.50%	0.58%	0.54%	0.73%[1]
Portfolio Turnover Rate	35%	39%	38%	43%	45%	105%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.014 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.01%, (0.01%), (0.01%), (0.01%), and (0.02%).

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Vanguard Growth Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2015, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in

Vanguard Growth Portfolio

Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp, Jackson Square Partners, LLC, and William Blair Investment Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before an increase of $60,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $43,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2015, these arrangements reduced the portfolio’s expenses by $5,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Growth Portfolio

The following table summarizes the market value of the portfolio’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	452,469	—	132
Preferred Stocks	—	—	6,951
Convertible Preferred Stocks	—	—	928
Temporary Cash Investments	23,813	2,700	—
Futures Contracts—Assets[1]	40	—	—
Total	476,322	2,700	8,011
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2015. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks,
Preferred Stocks, and
Convertible Preferred
Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2014	4,883
Purchases	1,821
Change in Unrealized Appreciation (Depreciation)	1,307
Balance as of June 30, 2015	8,011
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2015, was $1,307,000.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of June 30, 2015:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	132	Market Approach	Purchase Price	$32.890
Preferred Stocks	6,951	Market Approach	Recent Market Transaction	39.639
			Purchase Price	32.890
			Recent Market Transaction	33.000
			Purchase Price	35.895
Convertible Preferred
Stocks	928	Market Approach	Purchase Price	93.094

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

Vanguard Growth Portfolio

F. At June 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2015	33	16,949	(222)
E-mini S&P 500 Index	September 2015	40	4,109	(65)
				(287)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $364,502,000. Net unrealized appreciation of investment securities for tax purposes was $122,491,000, consisting of unrealized gains of $130,082,000 on securities that had risen in value since their purchase and $7,591,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended June 30, 2015, the portfolio purchased $86,437,000 of investment securities and sold $78,829,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	1,695	1,585
Issued in Lieu of Cash Distributions	2,170	192
Redeemed	(1,082)	(2,490)
Net Increase (Decrease) in Shares Outstanding	2,783	(713)

At June 30, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 80% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

J. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,057.76	$2.19
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.66	2.16

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has renewed the portfolio’s investment advisory arrangements with Jackson Square Partners, LLC (Jackson Square), Wellington Management Company llp (Wellington Management), and William Blair Investment Management, LLC (formerly William Blair & Company, L.L.C.) (William Blair). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following: Jackson Square. Jackson Square invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and expects to grow faster than the U.S. economy. Jackson Square uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of securities. Members of Jackson Square’s management team have managed a portion of the portfolio since 2010.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional managers. The firm employs a traditional bottom-up fundamental research approach to identify securities with sustainable growth advantage at reasonable valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past then thoroughly reviews each company’s business model and assesses its valuation. Wellington Management has managed a portion of the portfolio since 2010.

William Blair. Founded in 1935, William Blair is an independently owned, full-service investment firm. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, the advisor invests in quality companies that it believes will grow faster than the market expects or sustain an above-average growth rate for longer than the market expects. In selecting stocks, William Blair considers each company’s leadership position within the market it serves, the quality of products or services provided, return on equity, accounting policies, and the quality of the management team. William Blair has advised a portion of the portfolio since 2004.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Jackson Square, Wellington Management, or William Blair in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Jackson Square, Wellington Management, and William Blair without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® High Yield Bond Portfolio

Overall demand for bonds faltered and volatility increased over the six months ended June 30, 2015. Although price declines for longer-dated securities in particular pushed the return for investment-grade bonds into negative territory, high-yield bonds fared better.

Vanguard High Yield Bond Portfolio returned 1.92% for the half year, trailing the return for its benchmark and the average return for its peer group. Breaking down that performance shows that the fall in the value of the portfolio’s holdings shaved roughly 3 percentage points from its return, while interest payments added about 5 percentage points.

Because bond prices and yields move in opposite directions, the portfolio’s 30-day SEC yield rose to 5.12% at the end of June, compared with 5.05% six months earlier.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The period brought better prospects for growth and inflation

Some of the uncertainties weighing on the global economy lifted a little as the half year progressed. Deflationary fears, which stood center stage at the beginning of the period, gradually subsided as the price of oil stabilized after its precipitous fall. At home, growth seemed to get back on track after a first quarter marked by severe winter weather in the Northeast and a port strike on the West Coast. And abroad, the pace of expansion in the euro zone and Japan proved more robust than expected. These improvements helped counter negative developments, notably more flare-ups in the Greek debt crisis and what looks like permanently slower growth in China.

The energy sector regained some ground lost last year

Given this generally positive economic backdrop, corporate balance sheets held up and the default rate remained low among high-yield issuers. The average spread between high-yield bonds and Treasuries narrowed by 7 basis points to 476 at the end of June, indicating that investors were a little more comfortable with taking on the risk associated with high-yield, or “junk,” bonds. (A basis point is one-hundredth of a percentage point.)

The spread contraction was much sharper for bonds issued by energy companies because of the upturn in the price of oil that occurred in the second quarter and lifted the outlook for that sector. The average spread between energy bonds and Treasuries fluctuated across the period but finished the half year 68 basis points tighter at 661.

The portfolio has a smaller percentage of its assets allocated to energy securities than the benchmark does. That helped relative performance last year during the downturn in the sector but held back the portfolio for this reporting period. Other areas of relative weakness for the portfolio included security selection in energy and the mining and metals sector.

There were some pockets of outperformance as well, notably in the wireline and aerospace and defense sectors.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

Total Returns
Six Months Ended
June 30, 2015
Vanguard High Yield Bond Portfolio	1.92%
High-Yield Corporate Composite Index[1]	2.55
Variable Insurance High Yield Funds Average[2]	2.51

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		High Yield
	Portfolio	Funds Average
High Yield Bond Portfolio	0.29%	0.84%

1 Consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the portfolio’s annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment

For the first six months of 2015, the High Yield Bond Portfolio returned 1.92%, compared with the benchmark return of 2.55%. High-yield markets benefited from accommodative monetary policy and the stabilization in oil prices, as well as coupon income. These factors offset the modest increase in U.S. Treasury yields and higher volatility in fixed income markets over the six-month period as investors grappled with a mixed global economic backdrop and uncertainty over Greece’s commitment to austerity.

The 10-year U.S. Treasury yield ended 2014 at 2.19%, but increased to 2.33% by the end of June 2015. As bond yields and prices are inversely correlated, bond prices declined. Longer-duration and interest rate-sensitive fixed income assets suffered along with underlying Treasuries. Credit-sensitive sectors, including the high-yield market, rallied along with equities, as continued improvements in U.S. economic conditions offset the flare-up in Greece’s debt crisis at the end of the period.

For the six months ended June 30, 2015, there was some dispersion in performance by credit quality. B-rated bonds performed best, returning 3.01%, according to Barclays High Yield Index data. Meanwhile, Caa-rated bonds benefited from coupon income, and returned 2.50%; Ba-rated bonds lagged because of their greater sensitivity to changes in interest rates, returning 2.31%. The spread of the high-yield market narrowed to 476 basis points over Treasuries, down from 483 basis points at the end of 2014. The average price of high-yield bonds declined $1 to $98 during the period.

Overall corporate fundamentals remain healthy and debt levels at most companies are stable. With our expectation of continued above-trend U.S. GDP growth over the second half of 2015, we believe most high-yield companies will be able to sustain solid credit profiles. We have seen a pickup in shareholder-friendly activity, however, including mergers and acquisitions, and weakening of bondholder covenants, which may put pressure on balance sheets. But at this point, defaults remain manageable, with Moody’s trailing 12-month global speculative grade default rate at 2.4% as of the end of May, still well below the long-term average of 3.9%.

The new-issue market continued its torrid pace over the first half of 2015, pricing nearly $200 billion, on pace for a record full year of issuance. The steep decline in energy prices that occurred in late 2014 continued to have an impact on issuers who are sensitive to commodity prices, but while the problems now affecting high-yield energy credits are justifiable, they are relatively isolated to that industry. We are looking to take advantage of recent dislocations created by the sell-off in non-energy names, where wider spreads are attractive and the credits are well-supported by strong fundamentals.

The portfolio’s successes

The portfolio benefited from positive credit selection in the wireline sector, as well as its underweight exposure to the wireline and aerospace and defense sectors.

The portfolio’s shortfalls

Security selection within metals and mining weighed on relative returns. An underweight allocation to, and security selection within, the energy sector also detracted from performance, as did an overweight allocation to the cable satellite sector.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these credits have more consistent businesses and greater predictability of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and to provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry and to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA
Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

July 17, 2015

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of June 30, 2015

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	393	1,929	2,238
Yield[3]	5.1%	5.6%	6.6%
Yield to Maturity	5.8%[4]	5.8%	6.9%
Average Coupon	6.1%	6.2%	6.8%
Average Effective
Maturity	5.4 years	5.5 years	5.4 years
Average Duration	4.5 years	4.4 years	4.4 years
Expense Ratio[5]	0.29%	—	—
Short-Term Reserves	2.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.93
Beta	1.00	0.92

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	1.7%
1–5 Years	25.6
5–10 Years	67.5
10–20 Years	3.8
20–30 Years	1.0
Over 30 Years	0.4

Sector Diversification[6] (% of portfolio)

Basic Industry	6.4%
Capital Goods	5.8
Communication	21.4
Consumer Cyclical	8.1
Consumer Non-Cyclical	15.3
Energy	10.9
Finance	14.1
Technology	9.7
Transportation	1.8
Treasury/Agency	0.8
Utilities	5.7

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 High-Yield Corporate Composite Index.
2 Barclays U.S. Corporate High Yield Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the portfolio’s annualized expense ratio was 0.27%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

				Ten Years
	Inception Date	One Year Five Years		Capital	Income	Total
High Yield Bond Portfolio	6/3/1996	1.55%	8.02%	–0.68%	7.05%	6.37%

1 Benchmark history is unavailable prior to May 31, 2005.
2 Six months ended June 30, 2015.
3 Consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index.
See Financial Highlights for dividend and capital gains information.

Vanguard High Yield Bond Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.7%)
U.S. Government Securities (0.7%)
	United States Treasury Note/Bond
	(Cost $4,078)	0.875%	11/30/16	4,060	4,083
Asset-Backed/Commercial Mortgage-Backed Securities (0.4%)
[1]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc. (Cost $1,926)	5.500%	4/1/23	1,928	1,919
Corporate Bonds (95.5%)
Finance (13.0%)
	Banking (2.8%)
[1,2] Credit Suisse Group AG		6.250%	12/29/49	2,940	2,808
[1]	HSBC Holdings plc	5.625%	12/29/49	1,150	1,151
[1]	HSBC Holdings plc	6.375%	12/29/49	2,305	2,305
	Royal Bank of Scotland Group plc	6.125%	12/15/22	3,515	3,780
	Royal Bank of Scotland Group plc	6.000%	12/19/23	715	761
	Royal Bank of Scotland Group plc	5.125%	5/28/24	1,025	1,022
[1,2] Societe Generale SA		6.000%	10/27/49	1,930	1,810
	UBS AG	7.625%	8/17/22	1,305	1,511

	Finance Companies (8.1%)
[2]	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	3.750%	5/15/19	1,480	1,467
[2]	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.500%	5/15/21	1,810	1,826
[2]	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	5.000%	10/1/21	755	777
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.625%	7/1/22	585	586
	Aircastle Ltd.	6.250%	12/1/19	345	376
	Aircastle Ltd.	5.125%	3/15/21	30	30
	Aircastle Ltd.	5.500%	2/15/22	830	849
	CIT Group Inc.	5.250%	3/15/18	3,045	3,140
[2]	CIT Group Inc.	6.625%	4/1/18	3,005	3,212
[2]	CIT Group Inc.	5.500%	2/15/19	2,720	2,832
	CIT Group Inc.	3.875%	2/19/19	1,100	1,089
	CIT Group Inc.	5.375%	5/15/20	3,415	3,560
	CIT Group Inc.	5.000%	8/15/22	3,200	3,168
	Homer City Generation LP	8.734%	10/1/26	3,752	3,808
	International Lease Finance Corp.	8.750%	3/15/17	640	700
	International Lease Finance Corp.	3.875%	4/15/18	1,260	1,271
	International Lease Finance Corp.	5.875%	4/1/19	1,420	1,516
	International Lease Finance Corp.	6.250%	5/15/19	2,042	2,213
	International Lease Finance Corp.	8.250%	12/15/20	1,511	1,792
	International Lease Finance Corp.	4.625%	4/15/21	970	980
	International Lease Finance Corp.	8.625%	1/15/22	900	1,107
	International Lease Finance Corp.	5.875%	8/15/22	90	97
	iStar Financial Inc.	4.875%	7/1/18	295	292
	iStar Financial Inc.	5.000%	7/1/19	190	187
	Navient Corp.	8.450%	6/15/18	1,100	1,224
	Navient Corp.	5.500%	1/15/19	2,445	2,494
	Navient Corp.	8.000%	3/25/20	2,000	2,230
	Navient Corp.	7.250%	1/25/22	615	650
	Navient Corp.	5.500%	1/25/23	825	786

	Insurance (1.2%)
[2]	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,864
	Unum Group	7.375%	6/15/32	175	204
[1]	Voya Financial Inc.	5.650%	5/15/53	2,725	2,776
	WellCare Health Plans Inc.	5.750%	11/15/20	1,915	1,992

	Other Finance (0.6%)
[2]	Argos Merger Sub Inc.	7.125%	3/15/23	2,265	2,376
	CNO Financial Group Inc.	4.500%	5/30/20	150	152
	CNO Financial Group Inc.	5.250%	5/30/25	665	673

	Real Estate Investment Trusts (0.3%)
	Felcor Lodging LP	5.625%	3/1/23	1,315	1,354
[2]	Felcor Lodging LP	6.000%	6/1/25	360	366
					71,164
Industrial (78.0%)
	Basic Industry (6.6%)
	AK Steel Corp.	7.625%	10/1/21	2,540	2,076
	ArcelorMittal	5.125%	6/1/20	295	298
	ArcelorMittal	6.000%	8/5/20	485	508
	ArcelorMittal	6.250%	3/1/21	220	232
	ArcelorMittal	7.000%	2/25/22	560	605
	ArcelorMittal	6.125%	6/1/25	670	670
[3,4] Arch Coal Inc. Bank Loan		6.250%	5/16/18	3,437	2,350
	Axiall Corp.	4.875%	5/15/23	230	222
[2]	Cascades Inc.	5.500%	7/15/22	300	290
	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.	8.500%	12/15/19	180	153
[2,5] Constellium NV		4.625%	5/15/21	125	127
[2]	Constellium NV	8.000%	1/15/23	1,520	1,550
	Eagle Spinco Inc.	4.625%	2/15/21	760	735
[2]	FMG Resources August 2006 Pty Ltd.	9.750%	3/1/22	200	207
[2]	FMG Resources August 2006 Pty Ltd.	6.875%	4/1/22	5,260	3,721
	Hexion US Finance Corp.	6.625%	4/15/20	4,055	3,731
[2]	Huntsman International LLC	5.125%	11/15/22	1,165	1,148
[2,5] INEOS Group Holdings SA		5.750%	2/15/19	790	892
[2]	INEOS Group Holdings SA	5.875%	2/15/19	1,385	1,392
	Novelis Inc.	8.375%	12/15/17	1,120	1,159
	Novelis Inc.	8.750%	12/15/20	2,715	2,864
	Peabody Energy Corp.	6.000%	11/15/18	390	187
	Peabody Energy Corp.	6.500%	9/15/20	120	42
	Peabody Energy Corp.	6.250%	11/15/21	240	79
[2]	Peabody Energy Corp.	10.000%	3/15/22	1,600	992
	Peabody Energy Corp.	7.875%	11/1/26	1,570	546
	Steel Dynamics Inc.	5.125%	10/1/21	1,320	1,322
	Steel Dynamics Inc.	5.500%	10/1/24	1,185	1,185
	United States Steel Corp.	7.375%	4/1/20	1,220	1,278
	United States Steel Corp.	6.875%	4/1/21	1,080	1,088
	United States Steel Corp.	6.650%	6/1/37	460	408
[2,5] VWR Funding Inc.		4.625%	4/15/22	3,400	3,658

	Capital Goods (5.3%)
[2]	Ardagh Packaging Finance plc	9.125%	10/15/20	880	931
[2]	Ashtead Capital Inc.	6.500%	7/15/22	825	879
[2]	BlueLine Rental Finance Corp.	7.000%	2/1/19	475	489
[2]	Building Materials Corp. of America	6.750%	5/1/21	2,289	2,392
[2]	Building Materials Corp. of America	5.375%	11/15/24	1,085	1,070

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Case New Holland Inc.	7.875%	12/1/17	2,660	2,906
[2]	Cemex Finance LLC	6.000%	4/1/24	290	286
[2]	Cemex SAB de CV	6.125%	5/5/25	3,580	3,531
	Clean Harbors Inc.	5.250%	8/1/20	2,006	2,024
	Clean Harbors Inc.	5.125%	6/1/21	1,493	1,487
	CNH Industrial Capital LLC	3.625%	4/15/18	1,145	1,149
[2]	CNH Industrial Capital LLC	3.875%	7/16/18	665	665
	CNH Industrial Capital LLC	3.375%	7/15/19	257	250
[2]	HD Supply Inc.	5.250%	12/15/21	1,265	1,273
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	1,380	1,454
	Masco Corp.	7.750%	8/1/29	480	556
	Masco Corp.	6.500%	8/15/32	120	125
	Owens Corning	9.000%	6/15/19	143	170
	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	5.750%	10/15/20	985	1,010
	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	6.875%	2/15/21	1,165	1,217
	United Rentals North America Inc.	7.375%	5/15/20	1,755	1,880
	United Rentals North America Inc.	7.625%	4/15/22	1,470	1,582
	United Rentals North America Inc.	6.125%	6/15/23	355	360
	United Rentals North America Inc.	4.625%	7/15/23	370	363
	United Rentals North America Inc.	5.500%	7/15/25	475	460
[2]	USG Corp.	5.500%	3/1/25	263	261
	Vulcan Materials Co.	7.150%	11/30/37	220	242

	Communication (25.1%)
[2]	Altice Financing SA	6.625%	2/15/23	615	610
	Belo Corp.	7.250%	9/15/27	290	304
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.250%	3/15/21	250	249
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	6.500%	4/30/21	275	287
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.250%	9/30/22	365	360
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.125%	2/15/23	400	389
[2]	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.125%	5/1/23	2,990	2,904
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.750%	9/1/23	1,150	1,150
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.750%	1/15/24	145	146
[2]	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.375%	5/1/25	2,441	2,374
[2]	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.875%	5/1/27	745	727
[2]	Cequel Communications
	Holdings I LLC / Cequel Capital Corp.	5.125%	12/15/21	1,935	1,742
	Crown Castle International Corp.	4.875%	4/15/22	945	950
	CSC Holdings LLC	7.875%	2/15/18	1,090	1,196
	CSC Holdings LLC	7.625%	7/15/18	1,685	1,845
	CSC Holdings LLC	8.625%	2/15/19	895	1,016
	CSC Holdings LLC	6.750%	11/15/21	510	538
	DISH DBS Corp.	7.875%	9/1/19	795	881
	DISH DBS Corp.	6.750%	6/1/21	3,830	3,993
	DISH DBS Corp.	5.875%	7/15/22	3,405	3,337
	DISH DBS Corp.	5.000%	3/15/23	525	486
	DISH DBS Corp.	5.875%	11/15/24	245	235
	Embarq Corp.	7.995%	6/1/36	720	804
	Gannett Co. Inc.	5.125%	10/15/19	750	773
	Gannett Co. Inc.	5.125%	7/15/20	1,995	2,042
[2]	Gannett Co. Inc.	4.875%	9/15/21	135	134
	Gannett Co. Inc.	6.375%	10/15/23	2,220	2,312
[2]	Gannett Co. Inc.	5.500%	9/15/24	65	64
	Hughes Satellite Systems Corp.	6.500%	6/15/19	2,769	3,018
	IAC/InterActiveCorp	4.875%	11/30/18	640	659
	IAC/InterActiveCorp	4.750%	12/15/22	570	557

[2]	Inmarsat Finance plc	4.875%	5/15/22	1,115	1,073
	Intelsat Jackson Holdings SA	7.250%	4/1/19	3,625	3,670
	Intelsat Jackson Holdings SA	7.250%	10/15/20	4,165	4,123
	Intelsat Jackson Holdings SA	7.500%	4/1/21	2,505	2,480
	Intelsat Jackson Holdings SA	5.500%	8/1/23	1,540	1,363
	Lamar Media Corp.	5.875%	2/1/22	585	604
	Lamar Media Corp.	5.000%	5/1/23	1,070	1,063
	Level 3 Escrow II Inc.	5.375%	8/15/22	2,515	2,540
	Level 3 Financing Inc.	6.125%	1/15/21	130	136
[2]	Level 3 Financing Inc.	5.625%	2/1/23	870	881
[2]	Level 3 Financing Inc.	5.125%	5/1/23	1,120	1,098
[2]	Level 3 Financing Inc.	5.375%	5/1/25	1,120	1,081
[3,4] Level 3 Financing Inc. Bank Loan		4.000%	1/15/20	1,271	1,269
	Liberty Interactive LLC	8.500%	7/15/29	1,465	1,582
	Liberty Interactive LLC	8.250%	2/1/30	3,645	3,855
[2,5] Matterhorn Telecom SA		3.875%	5/1/22	1,291	1,363
[2,5] Matterhorn Telecom SA		4.875%	5/1/22	610	646
	MetroPCS Wireless Inc.	6.625%	11/15/20	2,175	2,262
	National CineMedia LLC	6.000%	4/15/22	1,095	1,132
[2]	NBCUniversal Enterprise Inc.	5.250%	3/29/49	1,940	2,064
[2]	Netflix Inc.	5.875%	2/15/25	1,720	1,780
[2]	Nielsen Finance LLC /
	Nielsen Finance Co.	5.000%	4/15/22	4,155	4,082
[2]	Numericable Group SA	4.875%	5/15/19	800	790
[2]	Numericable Group SA	6.000%	5/15/22	1,275	1,253
	Quebecor Media Inc.	5.750%	1/15/23	2,430	2,442
	Qwest Corp.	6.875%	9/15/33	566	560
	SBA Communications Corp.	5.625%	10/1/19	1,295	1,347
	SBA Communications Corp.	4.875%	7/15/22	1,545	1,503
	SBA Telecommunications Inc.	5.750%	7/15/20	1,151	1,193
[2]	Sirius XM Radio Inc.	4.250%	5/15/20	305	302
[2]	Sirius XM Radio Inc.	4.625%	5/15/23	390	367
[2]	Softbank Corp.	4.500%	4/15/20	5,125	5,131
	Sprint Corp.	7.250%	9/15/21	2,960	2,912
	Sprint Corp.	7.875%	9/15/23	2,095	2,037
	Sprint Corp.	7.125%	6/15/24	770	716
[2]	Sprint Nextel Corp.	9.000%	11/15/18	3,185	3,599
[2]	Sprint Nextel Corp.	7.000%	3/1/20	3,820	4,149
	T-Mobile USA Inc.	5.250%	9/1/18	420	432
	T-Mobile USA Inc.	6.464%	4/28/19	1,295	1,334
	T-Mobile USA Inc.	6.633%	4/28/21	2,665	2,772
	T-Mobile USA Inc.	6.125%	1/15/22	330	339
	T-Mobile USA Inc.	6.731%	4/28/22	1,580	1,647
	T-Mobile USA Inc.	6.836%	4/28/23	90	94
	T-Mobile USA Inc.	6.500%	1/15/24	140	145
	Time Warner Cable Inc.	5.500%	9/1/41	1,500	1,397
[3,4] Tribune Company Bank Loan		3.750%	12/27/20	3,417	3,413
[2]	Tribune Media Co.	5.875%	7/15/22	2,000	2,020
[2]	Unitymedia Hessen GmbH & Co. KG /
	Unitymedia NRW GmbH	5.500%	1/15/23	1,190	1,232
[2]	Univision Communications Inc.	5.125%	2/15/25	3,920	3,783
[2]	UPCB Finance V Ltd.	7.250%	11/15/21	1,233	1,325
[2]	UPCB Finance VI Ltd.	6.875%	1/15/22	991	1,053
	Videotron Ltd.	9.125%	4/15/18	73	74
	Videotron Ltd.	5.000%	7/15/22	3,053	3,045
[2]	Videotron Ltd.	5.375%	6/15/24	215	217
[2]	Virgin Media Secured Finance plc	5.375%	4/15/21	1,157	1,188
[2]	Wind Acquisition Finance SA	4.750%	7/15/20	2,185	2,164
[2]	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	3,315	3,265
[2]	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	1,430	1,401

	Consumer Cyclical (7.2%)
[2]	Activision Blizzard Inc.	5.625%	9/15/21	1,455	1,524
[2]	Activision Blizzard Inc.	6.125%	9/15/23	1,555	1,687
	ADT Corp.	5.250%	3/15/20	300	315
	ADT Corp.	6.250%	10/15/21	2,285	2,416
[2]	Carlson Travel Holdings Inc.	7.500%	8/15/19	525	534
[2]	Carlson Wagonlit BV	6.875%	6/15/19	2,440	2,568

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Cedar Fair LP / Canada’s Wonderland
	Co. / MagnumManagement Corp.	5.375%	6/1/24	835	842
	Chrysler Group LLC / CG Co-Issuer Inc.	8.250%	6/15/21	2,355	2,567
	Dana Holding Corp.	5.375%	9/15/21	557	570
[3,4] Delta Alpha Topco Bank Loan		7.750%	7/29/22	1,650	1,647
[2]	Family Tree Escrow LLC	5.250%	3/1/20	230	241
[2]	Family Tree Escrow LLC	5.750%	3/1/23	1,495	1,566
	General Motors Financial Co. Inc.	4.250%	5/15/23	470	475
	Group 1 Automotive Inc.	5.000%	6/1/22	580	581
[3,4] Ion Media Networks Bank Loan		4.750%	12/18/20	1,424	1,422
	KB Home	4.750%	5/15/19	830	821
	KB Home	8.000%	3/15/20	120	133
	KB Home	7.000%	12/15/21	150	155
	KB Home	7.500%	9/15/22	215	224
	KB Home	7.625%	5/15/23	1,300	1,365
	L Brands Inc.	7.000%	5/1/20	580	655
	L Brands Inc.	6.625%	4/1/21	1,430	1,582
	L Brands Inc.	5.625%	2/15/22	310	326
[3,4] La Quinta Intermediate Holdings
	LLC Bank Loan	4.000%	4/14/21	1,847	1,844
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,820	1,834
[2]	Netflix Inc.	5.500%	2/15/22	905	934
	Penske Automotive Group Inc.	5.750%	10/1/22	242	253
	Penske Automotive Group Inc.	5.375%	12/1/24	358	364
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	605	633
	Service Corp. International	8.000%	11/15/21	1,225	1,427
	Service Corp. International	5.375%	1/15/22	905	954
[2]	Shea Homes LP / Shea Homes
	Funding Corp.	5.875%	4/1/23	450	453
[2]	Shea Homes LP / Shea Homes
	Funding Corp.	6.125%	4/1/25	450	449
	Sonic Automotive Inc.	7.000%	7/15/22	30	32
	Sonic Automotive Inc.	5.000%	5/15/23	265	261
	Tenneco Inc.	6.875%	12/15/20	1,275	1,339
[3,4] US Foods Inc. Bank Loan		4.500%	3/31/17	1,277	1,278
	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp.	5.375%	3/15/22	1,620	1,657
[2]	ZF North America Capital Inc.	4.500%	4/29/22	470	462
[2]	ZF North America Capital Inc.	4.750%	4/29/25	1,125	1,091

	Consumer Noncyclical (13.5%)
	Amsurg Corp.	5.625%	7/15/22	2,645	2,665
	ARAMARK Corp.	5.750%	3/15/20	1,413	1,477
[2]	Capsugel SA	7.000%	5/15/19	1,495	1,521
	CHS/Community Health Systems Inc.	5.125%	8/15/18	1,790	1,830
	CHS/Community Health Systems Inc.	7.125%	7/15/20	1,060	1,118
	CHS/Community Health Systems Inc.	5.125%	8/1/21	525	535
	CHS/Community Health Systems Inc.	6.875%	2/1/22	4,720	4,980
[2]	Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	1,575	1,601
[2]	Endo Finance LLC / Endo Ltd. /
	Endo Finco Inc.	6.000%	7/15/23	1,120	1,145
[2]	Envision Healthcare Corp.	5.125%	7/1/22	2,806	2,827
	ExamWorks Group Inc.	5.625%	4/15/23	450	459
[2]	Fresenius Medical Care US
	Finance II Inc.	5.625%	7/31/19	1,325	1,431
[2]	Fresenius Medical Care US Finance Inc.	5.750%	2/15/21	1,070	1,139
	Grifols Worldwide Operations Ltd.	5.250%	4/1/22	510	512
	HCA Holdings Inc.	6.250%	2/15/21	1,020	1,099
	HCA Inc.	3.750%	3/15/19	590	594
	HCA Inc.	6.500%	2/15/20	3,875	4,330
	HCA Inc.	5.875%	3/15/22	1,850	2,007
	HCA Inc.	4.750%	5/1/23	2,100	2,121
	HCA Inc.	5.875%	5/1/23	300	319
	HCA Inc.	5.375%	2/1/25	2,005	2,030
	HCA Inc.	7.690%	6/15/25	130	148
[2]	Hologic Inc.	5.250%	7/15/22	785	802
[2]	Hypermarcas SA	6.500%	4/20/21	2,020	2,115
[2]	IMS Health Inc.	6.000%	11/1/20	3,136	3,238
	Kinetic Concepts Inc / KCI USA Inc	10.500%	11/1/18	2,300	2,449

[3,4] Lands’ End, Inc. Bank Loan		4.250%	3/12/21	3,132	2,986
	LifePoint Hospitals Inc.	5.500%	12/1/21	540	557
[2]	MPH Acquisition Holdings LLC	6.625%	4/1/22	1,345	1,379
[3,4] MPH Acquisition Holdings LLC
	Bank Loan	3.750%	3/31/21	1,118	1,112
	Party City Holdings Inc.	8.875%	8/1/20	3,260	3,476
[2]	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	750	755
[2]	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	1,347	1,364
	Tenet Healthcare Corp.	6.250%	11/1/18	1,500	1,635
[2]	Tenet Healthcare Corp.	5.000%	3/1/19	1,560	1,556
[2]	Tenet Healthcare Corp.	5.500%	3/1/19	785	796
	Tenet Healthcare Corp.	4.750%	6/1/20	835	850
	Tenet Healthcare Corp.	4.500%	4/1/21	932	923
	Tenet Healthcare Corp.	4.375%	10/1/21	3,520	3,450
	Tenet Healthcare Corp.	8.125%	4/1/22	1,550	1,697
[2]	THC Escrow Corp. II	6.750%	6/15/23	375	382
[2]	VRX Escrow Corp.	6.125%	4/15/25	5,960	6,139

	Energy (10.2%)
	AmeriGas Finance LLC /
	AmeriGas Finance Corp.	6.750%	5/20/20	1,190	1,252
	AmeriGas Finance LLC /
	AmeriGas Finance Corp.	7.000%	5/20/22	1,340	1,424
	Antero Resources Corp.	5.375%	11/1/21	715	690
	Antero Resources Corp.	5.125%	12/1/22	1,840	1,739
[2]	Antero Resources Corp.	5.625%	6/1/23	460	445
	Chesapeake Energy Corp.	6.625%	8/15/20	1,040	1,014
	Chesapeake Energy Corp.	6.125%	2/15/21	45	42
	Chesapeake Energy Corp.	4.875%	4/15/22	346	300
	Concho Resources Inc.	7.000%	1/15/21	1,032	1,081
	Concho Resources Inc.	6.500%	1/15/22	745	777
	Concho Resources Inc.	5.500%	10/1/22	2,440	2,428
[2]	Crestwood Midstream Partners LP /
	Crestwood Midstream Finance Corp.	6.250%	4/1/23	1,170	1,214
[2]	DCP Midstream LLC	9.750%	3/15/19	450	526
[2]	DCP Midstream LLC	5.350%	3/15/20	335	348
	DCP Midstream Operating LP	4.950%	4/1/22	1,136	1,129
	DCP Midstream Operating LP	5.600%	4/1/44	875	791
[3,4] Energy Future Intermediate Holding
	Company LLC Bank Loan	4.250%	6/6/16	475	475
	Energy Transfer Equity LP	7.500%	10/15/20	2,460	2,774
	Energy Transfer Equity LP	5.500%	6/1/27	2,430	2,418
	EP Energy LLC /
	Everest Acquisition Finance Inc.	9.375%	5/1/20	2,239	2,399
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	2,303	2,315
	Harvest Operations Corp.	6.875%	10/1/17	2,500	2,312
	Kinder Morgan Inc.	7.750%	1/15/32	740	847
	Laredo Petroleum Inc.	5.625%	1/15/22	1,555	1,532
	Laredo Petroleum Inc.	7.375%	5/1/22	510	536
	Laredo Petroleum Inc.	6.250%	3/15/23	1,705	1,726
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	4.875%	12/1/24	1,410	1,377
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	4.875%	6/1/25	2,685	2,618
[2]	Matador Resources Co.	6.875%	4/15/23	700	715
[2]	MEG Energy Corp.	6.500%	3/15/21	496	481
[2]	MEG Energy Corp.	6.375%	1/30/23	850	791
[2]	MEG Energy Corp.	7.000%	3/31/24	1,439	1,378
[2]	Paragon Offshore plc	6.750%	7/15/22	1,020	337
[2]	Paragon Offshore plc	7.250%	8/15/24	730	237
	QEP Resources Inc.	6.800%	3/1/20	220	229
	QEP Resources Inc.	6.875%	3/1/21	460	478
	QEP Resources Inc.	5.375%	10/1/22	235	227
	QEP Resources Inc.	5.250%	5/1/23	150	146
	Range Resources Corp.	6.750%	8/1/20	575	595
	Range Resources Corp.	5.750%	6/1/21	1,435	1,485
	Range Resources Corp.	5.000%	8/15/22	415	405
[2]	Rice Energy Inc.	7.250%	5/1/23	740	759
	Rosetta Resources Inc.	5.625%	5/1/21	290	306

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Rosetta Resources Inc.	5.875%	6/1/22	1,615	1,716
	Rosetta Resources Inc.	5.875%	6/1/24	305	328
[2]	Seadrill Ltd.	6.125%	9/15/17	2,260	1,977
[2]	SM Energy Co.	6.125%	11/15/22	725	743
[2]	Southern Star Central Corp.	5.125%	7/15/22	480	491
	Tesoro Corp.	5.125%	4/1/24	996	1,001
[2]	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp.	5.500%	10/15/19	165	172
[2]	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp.	6.250%	10/15/22	1,120	1,159
	WPX Energy Inc.	6.000%	1/15/22	956	946
	WPX Energy Inc.	5.250%	9/15/24	1,994	1,834

	Technology (8.8%)
[2]	Alcatel-Lucent USA Inc.	4.625%	7/1/17	200	205
[2]	Alcatel-Lucent USA Inc.	6.750%	11/15/20	300	316
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	860	888
[2]	Audatex North America Inc.	6.000%	6/15/21	2,605	2,677
[2]	Audatex North America Inc.	6.125%	11/1/23	995	1,025
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	3,865	3,991
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	730	717
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	485	485
	Equinix Inc.	4.875%	4/1/20	315	319
	Equinix Inc.	5.375%	4/1/23	680	677
[2]	First Data Corp.	7.375%	6/15/19	845	875
[2]	First Data Corp.	8.875%	8/15/20	451	473
[2]	First Data Corp.	6.750%	11/1/20	1,184	1,251
[2]	First Data Corp.	8.250%	1/15/21	3,610	3,808
	First Data Corp.	11.250%	1/15/21	310	343
	First Data Corp.	12.625%	1/15/21	1,510	1,748
	First Data Corp.	11.750%	8/15/21	793	892
[3,4] First Data Corp. Bank Loan		3.500%	3/23/18	1,190	1,186
[3,4] First Data Corp. Bank Loan		3.687%	3/23/18	1,613	1,607
	Flextronics International Ltd.	4.625%	2/15/20	800	823
	Flextronics International Ltd.	5.000%	2/15/23	665	677
[2]	Freescale Semiconductor Inc.	5.000%	5/15/21	1,720	1,772
[2]	Freescale Semiconductor Inc.	6.000%	1/15/22	725	768
[3,4] Freescale Semiconductor Inc.
	Bank Loan	4.250%	3/1/20	2,827	2,829
[2]	Infor Software Parent LLC	7.125%	5/1/21	530	531
[2]	Infor US Inc.	6.500%	5/15/22	3,345	3,412
[2,6] Iron Mountain Europe plc		6.125%	9/15/22	755	1,217
	Iron Mountain Inc.	5.750%	8/15/24	825	827
	NCR Corp.	4.625%	2/15/21	2,085	2,106
[2]	NXP BV / NXP Funding LLC	3.750%	6/1/18	1,190	1,206
[2]	NXP BV / NXP Funding LLC	4.125%	6/15/20	545	546
[2]	NXP BV / NXP Funding LLC	4.625%	6/15/22	650	641
[2]	NXP BV / NXP Funding LLC	5.750%	3/15/23	255	264
[2]	Open Text Corp.	5.625%	1/15/23	970	967
[2]	Sensata Technologies BV	5.625%	11/1/24	70	73
[2]	Sensata Technologies BV	5.000%	10/1/25	1,500	1,459
[2]	SS&C Technologies Holdings Inc.	5.875%	7/15/23	620	625
	SunGard Data Systems Inc.	6.625%	11/1/19	3,690	3,810

	Transportation (1.3%)
[2]	Avis Budget Car Rental LLC /
	Avis Budget Finance Inc.	5.125%	6/1/22	950	924
[1]	Continental Airlines 2007-1 Class B
	Pass Through Trust	6.903%	4/19/22	526	556
	Hertz Corp.	4.250%	4/1/18	390	391
	Hertz Corp.	6.750%	4/15/19	2,000	2,053
	Hertz Corp.	5.875%	10/15/20	660	669
	Hertz Corp.	7.375%	1/15/21	2,230	2,322
					425,043

Utilities (4.5%)
Electric (4.5%)
AES Corp.	8.000%	6/1/20	815	941
AES Corp.	4.875%	5/15/23	600	572
AES Corp.	5.500%	3/15/24	3,455	3,360
[2] Calpine Corp.	6.000%	1/15/22	500	529
Calpine Corp.	5.375%	1/15/23	1,025	998
[2] Calpine Corp.	5.875%	1/15/24	285	302
Calpine Corp.	5.750%	1/15/25	3,695	3,593
DPL Inc.	7.250%	10/15/21	2,345	2,489
[2] Dynegy Inc.	7.375%	11/1/22	2,045	2,157
Dynegy Inc.	5.875%	6/1/23	1,215	1,182
[2] Dynegy Inc.	7.625%	11/1/24	1,610	1,703
GenOn Energy Inc.	7.875%	6/15/17	575	584
GenOn Energy Inc.	9.500%	10/15/18	1,800	1,840
GenOn Energy Inc.	9.875%	10/15/20	745	758
NRG Energy Inc.	7.875%	5/15/21	190	201
NRG Energy Inc.	6.250%	7/15/22	1,544	1,575
NRG Energy Inc.	6.625%	3/15/23	300	309
NRG Energy Inc.	6.250%	5/1/24	1,416	1,407
				24,500
Total Corporate Bonds (Cost $521,936)				520,707

			Shares
Convertible Preferred Stocks (0.2%)
[2] Alere Inc. (Cost $979)	6.375%	970,000		983
Preferred Stocks (1.1%)
Citigroup Capital XIII Pfd.	7.875%		7,975	207
GMAC Capital Trust I Pfd.	8.125%	136,650		3,551
Hartford Financial Services
Group Inc. Pfd.	7.875%	79,900		2,383
Total Preferred Stocks (Cost $5,789)				6,141
Other (0.0%)
* MediaNews Group Inc. Warrants
Exp. 03/19/2017 (Cost $778)			2,084	10
Temporary Cash Investment (1.4%)

			Face
Amount
			($000)
Repurchase Agreement (1.4%)
Bank of America Securities, LLC
(Dated 6/30/15, Repurchase Value
$7,400,000, collateralized by U.S.
Treasury Note/Bond, 2.000%,
2/15/22, with a value of $7,548,000)
(Cost $7,400)	0.120%	7/1/15	7,400	7,400
Total Investments (99.3%) (Cost $542,886)				541,243
Other Assets and Liabilities (0.7%)
Other Assets				13,046
Liabilities				(9,112)
				3,934
Net Assets (100%)
Applicable to 69,389,820 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				545,177
Net Asset Value Per Share				$7.86

Vanguard High Yield Bond Portfolio

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	530,366
Undistributed Net Investment Income	13,127
Accumulated Net Realized Gains	3,286
Unrealized Appreciation (Depreciation)
Investment Securities	(1,643)
Forward Currency Contracts	40
Foreign Currencies	1
Net Assets 545,177

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate value of these securities was $183,135,000, representing 33.6% of net assets.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective.
At June 30, 2015, the aggregate value of these securities was $23,418,000, representing 4.3% of net assets.
5 Face amount denominated in euro.
6 Face amount denominated in British pounds.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Dividends	226
Interest	15,039
Total Income	15,265
Expenses
Investment Advisory Fees—Note B	163
The Vanguard Group—Note C
Management and Administrative	511
Marketing and Distribution	49
Custodian Fees	8
Shareholders’ Reports	2
Total Expenses	733
Net Investment Income	14,532
Realized Net Gain (Loss)
Investment Securities Sold	3,525
Foreign Currencies and
Forward Currency Contracts	(322)
Realized Net Gain (Loss)	3,203
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(7,814)
Foreign Currencies and
Forward Currency Contracts	(11)
Change in Unrealized Appreciation
(Depreciation)	(7,825)
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,910

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,532	28,464
Realized Net Gain (Loss)	3,203	9,170
Change in Unrealized Appreciation (Depreciation)	(7,825)	(14,918)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,910	22,716
Distributions
Net Investment Income	(27,866)	(29,274)
Realized Capital Gain	(856)	—
Total Distributions	(28,722)	(29,274)
Capital Share Transactions
Issued	49,270	103,818
Issued in Lieu of Cash Distributions	28,722	29,274
Redeemed	(47,592)	(101,695)
Net Increase (Decrease) from Capital Share Transactions	30,400	31,397
Total Increase (Decrease)	11,588	24,839
Net Assets
Beginning of Period	533,589	508,750
End of Period[1]	545,177	533,589

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,127,000 and $26,701,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.14	$8.24	$8.33	$7.72	$7.78	$7.46
Investment Operations
Net Investment Income	.209	.416	.458	.420	.516	.568
Net Realized and Unrealized Gain (Loss)
on Investments	(.053)	(.061)	(.108)	.641	.004	.290
Total from Investment Operations	.156	.355	.350	1.061	.520	.858
Distributions
Dividends from Net Investment Income	(.423)	(.455)	(.440)	(.451)	(.580)	(.538)
Distributions from Realized Capital Gains	(.013)	—	—	—	—	—
Total Distributions	(.436)	(.455)	(.440)	(.451)	(.580)	(.538)
Net Asset Value, End of Period	$7.86	$8.14	$8.24	$8.33	$7.72	$7.78

Total Return	1.92%	4.40%	4.35%	14.30%	6.93%	12.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$545	$534	$509	$546	$397	$355
Ratio of Total Expenses to
Average Net Assets	0.27%	0.29%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	5.38%	5.24%	5.51%	6.10%	6.85%	7.54%
Portfolio Turnover Rate	39%	35%	37%	29%	37%	38%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Vanguard High Yield Bond Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended June 30, 2015, the portfolio’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged

Vanguard High Yield Bond Portfolio

administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2015, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $49,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,083	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,919	—
Corporate Bonds	—	520,707	—
Convertible Preferred Stocks	—	983	—
Preferred Stocks	—	6,141	—
Other	—	—	10
Temporary Cash Investments	—	7,400	—
Forward Currency Contracts—Assets	—	41	—
Forward Currency Contracts—Liabilities	—	(1)	—
Total	—	541,273	10

Vanguard High Yield Bond Portfolio

E. At June 30, 2015, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	7/31/15	USD	4,598	EUR	4,103	22
UBS AG	9/16/15	USD	2,287	EUR	2,032	19
BNP Paribas	7/31/15	USD	1,210	GBP	771	(1)
						40
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2015, the portfolio realized net foreign currency losses of $240,000, (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2015, the cost of investment securities for tax purposes was $542,886,000. Net unrealized depreciation of investment securities for tax purposes was $1,643,000, consisting of unrealized gains of $10,973,000 on securities that had risen in value since their purchase and $12,616,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2015, the portfolio purchased $124,135,000 of investment securities and sold $92,564,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. Government securities were $0 and $8,153,000, respectively.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	6,094	12,663
Issued in Lieu of Cash Distributions	3,659	3,659
Redeemed	(5,912)	(12,508)
Net Increase (Decrease) in Shares Outstanding	3,841	3,814

At June 30, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 61% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,019.23	$1.35
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.46	1.35

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard High Yield Bond Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is supported by a dedicated team of high-yield and bank loan analysts who conduct in-depth credit research on the universe of high-yield issuers, seeking to identify issuers with stable or improving business prospects and attractive yields. The advisor focuses on higher-quality bonds, as it believes that these issues offer a more attractive risk/return trade-off over the long term than lower-rated bonds within the high-yield universe. Wellington Management seeks to maintain credit quality and diversification guidelines to minimize the risk of potential defaults. Wellington Management has advised the portfolio since its inception in 1996.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® International Portfolio

Stock market returns globally were muted for the first six months of 2015, but international stocks edged ahead of the broad U.S. market. The U.S. dollar gained strength against most major currencies, trimming local-market returns when translated into dollars for U.S.-based investors. But as the dollar gave back some gains later in the half year, the currency translation effect was moderated.

Vanguard International Portfolio returned 6.75%, ahead of its comparative standards. European holdings were a notable contributor.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

With gains across the globe, developed Europe gave a boost

The portfolio posted gains across all the developed regions and in emerging markets. Some of the highest returns came from developed Pacific markets, especially Hong Kong and Japan.

Holdings in developed European countries, which made up more than half of total assets, were a source of both absolute and relative strength in the half year after lagging in 2014. An above-benchmark stake in Europe helped, as did favorable stock selection. Italy is a good example: The advisors’ larger commitment was rewarded with country returns several percentage points higher than in the benchmark.

The portfolio’s positioning in Canada was also a source of relative strength. Although Canadian stocks declined in both the index and the portfolio, the advisors’ lighter stake helped mitigate some of the impact—especially in energy and financials.

In emerging markets, which constituted about one-fifth of both the portfolio and the benchmark, the portfolio performed in line with returns in the index. In two of the larger emerging markets, Brazil and India, the advisors’ positioning added value compared with the benchmark.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

Total Returns
Six Months Ended
June 30, 2015
Vanguard International Portfolio	6.75%
MSCI All Country World Index ex USA	4.03
Variable Insurance International Funds Average[1]	6.08

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.46%	0.96%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the International Portfolio’s expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard International Portfolio

Advisors’ Report

For the six months ended June 30, 2015, the International Portfolio returned 6.75%, ahead of the 4.03% return of its benchmark index and the 6.08% average return of peer funds. The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the half year and its effect on the portfolio’s positioning. These reports were prepared on July 16, 2015.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson,
Head of Global Equities

Kave Sigaroudinia,
Head of EAFE Alpha Research

We remain enthusiastic about the opportunity for international growth investment and believe that many long-term trends reflected in our portion of the portfolio are highly durable: the growth of a productive and competitive China, the emergence of a consuming and saving middle class in Asia, reform and recovery in Europe, and the vital force of technological change.

In seeking beneficiaries of such trends, we focus on finding innovative companies that have a good chance of becoming much larger, as well as companies with long-lasting opportunities where we believe that special cultures and management are strongly embedded. The environment in the first half of 2015 supported this approach, as the disruptive forces of technology appeared to get stronger and the range of potential victims—often substantial and highly valued companies—widened.

Three of our largest holdings enjoyed good returns for the first half of the year: Tencent, a Chinese social media and gaming company whose mobile advertising revenues are growing rapidly; Amazon.com, whose Web Services business is expanding strongly with increasingly attractive returns; and Italian car maker Fiat, whose upcoming listing of Ferrari and relaunch of Alfa Romeo have injected some glamour into the share price. Weaker performers included Elekta, a Swedish equipment provider in the currently depressed radiation oncology market, and Australian iron ore miner Fortescue, hit by lower commodity prices.

During the period, we added two holdings in unlisted companies: music streaming service Spotify and online retailer Home24. We are excited by the dynamic growth opportunities both companies present.

We also added new holdings in German chemical titan BASF, based on our admiration for its culture of research and long-term investment, and Dutch semiconductor equipment maker ASML, whose position at the heart of electronics innovation appears increasingly pivotal. We added substantially to holdings in China’s Alibaba and U.K.-based Rolls-Royce.

These investments necessitated our selling several slower-growing holdings, including Volvo, HeidelbergCement, and Singapore Exchange, as well as commodity companies Vale, CNOOC, and SQM, whose long-term outlook we consider insufficiently attractive. We sold a longstanding investment in Swiss plumbing equipment maker Geberit after a large acquisition that we felt was ill-judged.

Schroder Investment Management
North America Inc.

Portfolio Manager:

Simon Webber, CFA

The last six months have been an eventful period in which concerns about Greece, a liquidity-driven stock market bubble in China, and energy market uncertainty worried investors, yet international equities still managed to outperform their U.S. counterparts. With many European sovereign bonds initially falling to negative yields early in the year, signs of an upward turn in inflation led the market to begin reassessing interest rate exposure. We believe a normalizing bond market will support the financial sector and have been gradually increasing our exposure. For example, we added to our holding in Lloyds and initiated a position in Japanese leasing and private equity group Orix.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	58	1,423	Uses a bottom-up, stock-driven approach to select
			stocks that it believes have above-average growth
			rates and trade at reasonable prices.
Schroder Investment	23	573	Uses fundamental research to identify high-quality
Management			companies in developed and emerging markets that
North America Inc.			it believes have above-average growth potential.
M&G Investment	14	353	Uses a long-term, bottom-up investment approach
Management Limited that focuses on identifying the stocks of under
			appreciated, quality companies that it believes will
			deliver high returns and have the potential for growth.
Cash Investments	5	108	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard International Portfolio

Another key characteristic of the period was the visible pickup in mergers and acquisitions (M&A), with several high-profile deals taking place. Health care saw the most activity; this supported the sector’s strong returns. We initiated a position in Swiss group Lonza, which specializes in making biologic pharmaceuticals and has a good pipeline of contracts to supply many new drugs coming to market.

Despite some M&A activity of its own (Royal Dutch Shell acquiring BG Group) and some stabilization in oil prices, the energy sector continued to perform poorly overall. One of our largest financial holdings, TD Bank, declined amid concerns about its exposure to energy sector loans, particularly early in the half year. However, the bank has a gross exposure to energy of less than 1% of its loan book, and we believe that credit concerns are unwarranted. We added to our position and were rewarded as shares recovered since the lows of mid-January.

We benefited from some emerging-market holdings in which we have high conviction (Brazilian drugstore chain Raia Drogasil and Indian telecom operator Idea Cellular).

We also were helped by our positions in Japanese industrials (Fanuc and SMC), as improving corporate governance and cash deployment were supportive.

Equity markets remain finely balanced, but we believe they are likely to continue to grind higher this year, supported by robust corporate earnings across most developed markets, particularly in Europe. European financial institutions and crisis mechanisms are significantly stronger than during the 2011 euro crisis, and the euro zone is therefore much better placed to manage any potential fallout if Greece leaves the currency bloc. Exceptionally high volatility in China’s stock market is a concern, but that market is also likely to lead to some good opportunities for long-term investors in the months ahead.

M&G Investment
Management Limited

Portfolio Manager:

Charles Anniss, CFA

The past six months offered a mixed bag for international equity markets. A surge of ebullient investor sentiment followed the introduction of the European Central Bank’s new quantitative easing program, with the mood further enlivened by accommodative policy from other major central banks, some good corporate earnings, and a stabilization of oil prices. This bullish atmosphere, however, became overshadowed by the Greek debt crisis and the stock market rout in China, which made the mood considerably more downbeat. Risk assets subsequently came under pressure, and some of those earlier equity gains were wiped off.

Although the final weeks of the period saw general declines across sectors, utilities were particularly hard hit, and our lack of exposure proved beneficial. Conversely, health care and consumer discretionary were standouts for the period as a whole, and our overweight allocation to both was supportive. Our overweight allocation to industrials also was helpful, as was stock-picking within the sector, particularly among capital goods companies. One of our strongest performers was European aerospace giant Airbus Group, which we were pleased to see recovering from a period of weak performance last year.

Japanese engineering components distributor Misumi, another capital goods business, also boosted returns, aided by particularly buoyant markets in Japan. This positive sentiment was similarly reflected in the share price of our leading contributor for the period, insurer Tokio Marine, which agreed to acquire U.S. peer HCC Insurance Holdings to build on its U.S. business; the announcement was generally well-received. Our holding in cigarette maker Japan Tobacco, which we added after visiting the company during a research trip in February, also provided a boost.

On the downside, stock selection in information technology and energy weighed on performance. Canadian global energy services firm ShawCor, for example, reported lower profits in light of a pullback in North American oil field activity and reduced operations in its Asia Pacific region after some Australia-based liquid natural gas projects were completed; investors reacted badly to the news, and its shares fell.

Other stocks that detracted included Banco Bradesco, Brazil’s second-largest private-sector bank, which declined amid difficult domestic market conditions, and South Korea’s Hankook Tire. Hankook has seen a tough end-market environment in Europe, as profits have been hit by a weak euro and stiffer competition in China, all against a backdrop of generally falling prices for tires.

We added two new holdings: Japan Tobacco and ResMed, a global maker of equipment to treat respiratory conditions. We also eliminated three positions where we had lost confidence in the investment case: Brazilian oil company Petroleo Brasileiro (Petrobras), Taiwanese chip maker Mediatek, and Canadian miner Dominion Diamond.

Vanguard International Portfolio

Portfolio Profile
As of June 30, 2015

Portfolio Characteristics
Comparative
	Portfolio	Index[1]
Number of Stocks	176	1,835
Turnover Rate[2]	22%	—
Expense Ratio[3]	0.46%	—
Short-Term Reserves	0.8%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.92
Beta	1.05

Sector Diversification (% of equity exposure)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	20.0%	11.8%
Consumer Staples	6.7	9.9
Energy	2.3	6.9
Financials	25.9	27.9
Health Care	7.5	9.0
Industrials	11.6	11.0
Information Technology	16.3	7.4
Materials	5.8	7.5
Telecommunication Services	3.7	5.2
Utilities	0.2	3.4

Ten Largest Holdings[4] (% of total net assets)

Tencent Holdings Ltd.	Internet Software &
	Services	3.5%
AIA Group Ltd.	Life & Health
	Insurance	3.2
Baidu Inc.	Internet Software &
	Services	2.9
Inditex SA	Apparel Retail	2.6
Fiat Chrysler	Automobile
Automobiles NV	Manufacturers	2.5
Alibaba Group	Internet Software &
Holding Ltd.	Services	2.3
SoftBank Corp.	Wireless
	Telecommunication
	Services	2.1
Amazon.com Inc.	Internet Retail	2.1
Rolls-Royce Holdings	Aerospace &
	Defense	1.9
Banco Popular
Espanol SA	Diversified Banks	1.7
Top Ten		24.8%

Allocation by Region

Market Diversification (% of equity exposure)
Comparative
	Portfolio[5]	Index[1]
Europe
United Kingdom	15.0%	14.5%
Germany	7.1	6.4
Spain	6.5	2.5
Sweden	5.3	2.1
Switzerland	5.1	6.6
France	5.0	6.9
Italy	5.0	1.7
Denmark	1.7	1.2
Netherlands	1.4	2.0
Norway	1.3	0.5
Ireland	1.1	0.3
Other European Markets	0.6	1.8
Subtotal	55.1%	46.5%
Pacific
Japan	12.0%	16.2%
Hong Kong	5.1	2.3
South Korea	1.9	3.1
Australia	1.8	4.9
Other Pacific Markets	0.3	1.1
Subtotal	21.1%	27.6%
Emerging Markets
China	10.8%	5.5%
India	2.3	1.7
Other Emerging Markets	4.9	11.4
Subtotal	18.0%	18.6%
North America
United States	3.5%	0.0%
Canada	1.7	6.7
Subtotal	5.2%	6.7%
Middle East	0.6%	0.4%
Other	0.0%	0.2%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 Annualized.
3 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the International Portfolio’s expense ratio was 0.40%.
4 The holdings listed exclude any temporary cash investments and equity index products.
5 Market percentages exclude currency contracts held by the portfolio.

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception Date	One Year	Five Years	Ten Years
International Portfolio	6/3/1994	–1.90%	10.52%	7.41%

1 Six months ended June 30, 2015.
2 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard International Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.1%)[1]
Australia (1.3%)
	James Hardie
	Industries plc	762,900	10,154
	Orica Ltd.	434,103	7,126
	Cochlear Ltd.	80,563	4,979
^	Fortescue Metals
	Group Ltd.	2,766,345	4,074
	Brambles Ltd.	422,336	3,445
	Amcor Ltd.	269,655	2,850
			32,628
Brazil (0.7%)
	Raia Drogasil SA	543,886	7,011
	Banco Bradesco SA
	Preference Shares	601,414	5,513
	BM&FBovespa SA -
	Bolsa de Valores
	Mercadorias e Futuros	990,200	3,733
	Ambev SA	141,300	868
			17,125
Canada (1.7%)
^	Toronto-Dominion Bank	403,923	17,153
	First Quantum
	Minerals Ltd.	510,054	6,669
	Suncor Energy Inc.	233,977	6,444
	Bank of Nova Scotia	124,822	6,443
	ShawCor Ltd.	146,886	4,303
			41,012
China (10.7%)
	Tencent Holdings Ltd.	4,308,200	86,149
*	Baidu Inc. ADR	352,200	70,116
*	Alibaba Group
	Holding Ltd. ADR	685,052	56,359
*	New Oriental Education
	& Technology Group Inc.
	ADR	557,300	13,665
*	JD.com Inc. ADR	205,700	7,015
	China Pacific Insurance
	Group Co. Ltd.	1,375,800	6,591
*	Youku Tudou Inc. ADR	226,911	5,566
	Mindray Medical
	International Ltd. ADR	183,450	5,228
	CNOOC Ltd.	3,506,000	4,973
	Beijing Enterprises
	Holdings Ltd.	533,500	4,009
	Shandong Weigao Group
	Medical Polymer
	Co. Ltd.	4,796,000	3,579
			263,250
Denmark (1.7%)
	Novozymes A/S	426,061	20,243
	Novo Nordisk A/S Class B	255,622	14,027
	Chr Hansen Holding A/S	163,100	7,953
			42,223

Finland (0.3%)
Nokia Oyj	1,180,073	8,044

France (4.5%)
L’Oreal SA	105,858	18,940
Essilor International SA	143,482	17,189
Kering	89,975	16,086
Sanofi	99,216	9,815
Societe Generale SA	180,928	8,490
Airbus Group SE	119,807	7,804
^ Publicis Groupe SA	98,302	7,287
Schneider Electric SE	96,293	6,667
TOTAL SA	130,874	6,420
Accor SA	118,371	5,991
Safran SA	83,426	5,670
		110,359
Germany (6.6%)
SAP SE	262,198	18,374
*,2 Zalando SE	482,807	16,133
Fresenius Medical Care
AG & Co. KGaA	170,836	14,143
BASF SE	144,474	12,713
Volkswagen AG	52,448	12,144
Bayerische Motoren
Werke AG	98,391	10,775
Continental AG	37,576	8,897
Bayer AG	62,196	8,710
HeidelbergCement AG	105,780	8,384
*,3 Home 24AG	2,691	7,637
GEA Group AG	153,133	6,832
MTU Aero Engines AG	69,000	6,494
adidas AG	83,856	6,416
*,3 Rocket Internet AG	149,231	5,941
*,2 Rocket Internet SE	129,326	5,717
* MorphoSys AG	67,732	4,866
Deutsche Bank AG	139,162	4,184
^,* AIXTRON SE	274,000	1,851
^,* SMA Solar Technology AG	56,603	1,264
Bayer AG (London Shares)	889	124
		161,599
Hong Kong (5.0%)
AIA Group Ltd.	12,114,600	79,213
Hong Kong Exchanges
and Clearing Ltd.	553,160	19,490
Jardine Matheson
Holdings Ltd.	227,251	12,883
Techtronic Industries
Co. Ltd.	1,984,500	6,489
Hang Lung
Properties Ltd.	1,822,000	5,415
		123,490
India (2.3%)
Housing Development
Finance Corp. Ltd.	863,800	17,571
Idea Cellular Ltd.	4,660,884	12,868

* HDFC Bank Ltd.	444,456	7,440
Zee Entertainment
Enterprises Ltd.	1,207,347	6,968
*,2,3 Flipkart G Series	37,575	5,143
Larsen & Toubro Ltd.	110,621	3,092
*,2,3 Flipkart H Series	16,044	2,282
		55,364
Indonesia (0.2%)
Bank Mandiri Persero
Tbk PT	5,834,800	4,386

Ireland (1.1%)
Kerry Group plc Class A	185,846	13,786
* Bank of Ireland	32,956,683	13,341
Kerry Group plc
Class A (London Shares)	2,735	201
		27,328
Israel (0.6%)
* Check Point Software
Technologies Ltd.	174,247	13,861

Italy (4.9%)
* Fiat Chrysler
Automobiles NV	4,194,416	61,533
^ UniCredit SPA	5,508,169	37,020
EXOR SPA	331,840	15,852
Intesa Sanpaolo SPA
(Registered)	1,400,276	5,085
		119,490
Japan (10.9%)
SoftBank Corp.	883,200	52,023
SMC Corp.	132,700	39,932
Rakuten Inc.	2,248,700	36,303
Sumitomo Mitsui
Financial Group Inc.	407,100	18,124
Astellas Pharma Inc.	1,084,500	15,450
Bridgestone Corp.	370,000	13,676
M3 Inc.	558,700	11,231
Tokio Marine Holdings Inc.	261,600	10,880
Toyota Motor Corp.	146,800	9,823
Sekisui Chemical Co. Ltd.	661,000	8,115
MISUMI Group Inc.	561,000	7,964
Kubota Corp.	501,000	7,944
Suzuki Motor Corp.	235,200	7,938
Japan Tobacco Inc.	222,800	7,920
SBI Holdings Inc.	477,700	6,567
ORIX Corp.	346,200	5,141
Daikin Industries Ltd.	62,700	4,507
FANUC Corp.	20,400	4,174
		267,712
Mexico (0.2%)
Grupo Financiero Banorte
SAB de CV	892,821	4,899

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Netherlands (1.2%)
ASML Holding NV	149,126	15,512
ING Groep NV	561,069	9,317
Akzo Nobel NV	75,830	5,536
		30,365
Norway (1.2%)
Statoil ASA	710,417	12,704
Schibsted ASA Class A	214,063	6,632
* Schibsted ASA Class B	214,063	6,471
DNB ASA	293,412	4,886
		30,693
Peru (0.8%)
Credicorp Ltd.	140,128	19,467

Portugal (0.2%)
Jeronimo Martins
SGPS SA	343,323	4,427

Russia (0.9%)
Magnit PJSC GDR	329,132	18,308
* Mail.Ru Group Ltd. GDR	139,000	2,900
		21,208
Singapore (0.3%)
DBS Group Holdings Ltd.	465,311	7,140

South Africa (0.2%)
Sasol Ltd.	145,368	5,383

South Korea (1.9%)
NAVER Corp.	26,183	14,863
^,* Celltrion Inc.	209,202	14,631
Samsung Electronics
Co. Ltd.	6,493	7,367
Hankook Tire Co. Ltd.	148,777	5,595
Hyundai Motor Co.	31,028	3,777
		46,233
Spain (6.3%)
Inditex SA	1,992,282	64,983
* Banco Popular Espanol
SA	8,637,220	42,026
* Banco Santander SA	3,016,397	21,217
Distribuidora
Internacional de
Alimentacion SA	1,433,395	10,985
Banco Bilbao Vizcaya
Argentaria SA	877,315	8,645
Telefonica SA	487,345	6,942
		154,798
Sweden (5.3%)
* Svenska Handelsbanken
AB Class A	2,703,555	39,467
* Atlas Copco AB Class A	1,335,677	37,370
Investment AB Kinnevik	1,008,476	31,898
* Assa Abloy AB Class B	394,328	7,424
Alfa Laval AB	393,219	6,921
Elekta AB Class B	920,856	5,774
Sandvik AB	138,176	1,528
		130,382
Switzerland (5.1%)
Syngenta AG	69,095	28,192
Nestle SA	330,124	23,819
Roche Holding AG	79,028	22,159
Cie Financiere Richemont
SA	190,704	15,500
Novartis AG	95,823	9,425

Holcim Ltd.	109,669	8,092
Credit Suisse Group AG	258,696	7,137
Zurich Insurance Group AG	20,174	6,141
Lonza Group AG	38,176	5,103
		125,568
Taiwan (0.7%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	3,703,000	16,843

Thailand (0.5%)
Kasikornbank PCL	1,446,600	8,071
Kasikornbank PCL
(Foreign)	778,500	4,343
		12,414
Turkey (0.6%)
BIM Birlesik Magazalar AS	888,392	15,909

United Kingdom (13.7%)
Rolls-Royce Holdings plc	3,430,166	46,854
ARM Holdings plc	2,322,337	38,003
Prudential plc	1,318,860	31,784
Standard Chartered plc	1,341,435	21,482
HSBC Holdings plc	1,857,390	16,632
Aggreko plc	729,423	16,476
Vodafone Group plc	3,282,871	11,976
BHP Billiton plc	517,966	10,184
* Ocado Group plc	1,403,300	9,824
Capita plc	489,918	9,519
Lloyds Banking Group plc	6,765,159	9,080
Royal Dutch Shell plc
Class A	317,316	9,024
Carnival plc	171,164	8,752
Diageo plc	293,677	8,505
Inchcape plc	618,335	7,871
* ASOS plc	127,046	7,746
G4S plc	1,821,898	7,682
Unilever plc	174,624	7,498
Burberry Group plc	297,974	7,351
WPP plc	325,548	7,307
Ultra Electronics
Holdings plc	262,252	7,302
Spectris plc	208,096	6,895
Reckitt Benckiser
Group plc	77,945	6,722
*,3 Spotify Ltd.	2,961	6,599
Intertek Group plc	147,843	5,685
Imperial Tobacco
Group plc	93,903	4,523
Barclays plc	1,095,950	4,492
		335,768
United States (3.5%)
* Amazon.com Inc.	119,791	52,000
MercadoLibre Inc.	130,900	18,549
Samsonite International
SA	2,813,300	9,713
ResMed Inc.	96,478	5,438
		85,700
Total Common Stocks
(Cost $1,947,653)		2,335,068
Temporary Cash Investments (6.3%)[1]
Money Market Fund (6.0%)
[4,5] Vanguard Market
Liquidity Fund,
0.137%	146,818,118	146,818

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.3%)
[6,7,8] Federal Home Loan
Bank Discount Notes,
0.140%, 7/8/15	2,900	2,900
[6,7] Federal Home Loan
Bank Discount Notes,
0.135%, 8/5/15	5,000	5,000
		7,900
Total Temporary Cash Investments
(Cost $154,718)		154,718
Total Investments (101.4%)
(Cost $2,102,371)		2,489,786
Other Assets and Liabilities (–1.4%)
Other Assets		31,024
Liabilities[5]		(64,245)
		(33,221)

Net Assets (100%)
Applicable to 115,354,478 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,456,565
Net Asset Value Per Share		$21.30

Vanguard International Portfolio

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,026,472
Undistributed Net Investment Income	19,687
Accumulated Net Realized Gains	24,490
Unrealized Appreciation (Depreciation)
Investment Securities	387,415
Futures Contracts	(981)
Forward Currency Contracts	(244)
Foreign Currencies	(274)
Net Assets	2,456,565

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $28,681,000.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.3% and 2.1%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate value of these securities was $29,275,000, representing 1.2% of net assets.
3 Restricted securities totaling $27,602,000, representing 1.1% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $30,520,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $6,660,000 have been segregated as initial margin for open futures contracts.
8 Securities with a value of $506,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Dividends[1]	27,149
Interest [2]	76
Securities Lending	1,093
Total Income	28,318
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,771
Performance Adjustment	352
The Vanguard Group—Note C
Management and Administrative	2,230
Marketing and Distribution	205
Custodian Fees	177
Shareholders’ Reports	7
Trustees’ Fees and Expenses	2
Total Expenses	4,744
Net Investment Income	23,574
Realized Net Gain (Loss)
Investment Securities Sold	21,436
Futures Contracts	6,951
Foreign Currencies and Forward
Currency Contracts	(3,037)
Realized Net Gain (Loss)	25,350
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	99,205
Futures Contracts	(3,643)
Foreign Currencies and Forward
Currency Contracts	887
Change in Unrealized Appreciation
(Depreciation)	96,449
Net Increase (Decrease) in Net Assets
Resulting from Operations	145,373

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,574	42,606
Realized Net Gain (Loss)	25,350	106,981
Change in Unrealized Appreciation (Depreciation)	96,449	(289,337)
Net Increase (Decrease) in Net Assets Resulting from Operations	145,373	(139,750)
Distributions
Net Investment Income	(42,431)	(32,280)
Realized Capital Gain	(34,854)	—
Total Distributions	(77,285)	(32,280)
Capital Share Transactions
Issued	301,119	298,546
Issued in Lieu of Cash Distributions	77,285	32,280
Redeemed	(192,638)	(240,402)
Net Increase (Decrease) from Capital Share Transactions	185,766	90,424
Total Increase (Decrease)	253,854	(81,606)
Net Assets
Beginning of Period	2,202,711	2,284,317
End of Period[3]	2,456,565	2,202,711

1 Dividends are net of foreign withholding taxes of $2,670,000.
2 Interest income from an affiliated company of the portfolio was $70,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $19,687,000 and $38,962,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.63	$22.28	$18.35	$15.58	$18.29	$16.05
Investment Operations
Net Investment Income	.201	.401[1]	.301	.324	.352	.262
Net Realized and Unrealized Gain (Loss)
on Investments	1.183	(1.736)	3.909	2.792	(2.782)	2.239
Total from Investment Operations	1.384	(1.335)	4.210	3.116	(2.430)	2.501
Distributions
Dividends from Net Investment Income	(.392)	(.315)	(.280)	(.346)	(.280)	(.261)
Distributions from Realized Capital Gains	(.322)	—	—	—	—	—
Total Distributions	(.714)	(.315)	(.280)	(.346)	(.280)	(.261)
Net Asset Value, End of Period	$21.30	$20.63	$22.28	$18.35	$15.58	$18.29

Total Return	6.75%	–6.05%	23.26%	20.14%	–13.54%	15.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,457	$2,203	$2,284	$1,754	$1,507	$1,789
Ratio of Total Expenses to
Average Net Assets[2]	0.40%	0.46%	0.47%	0.49%	0.51%	0.51%
Ratio of Net Investment Income to
Average Net Assets	1.99%	1.89%[1]	1.63%	1.89%	1.97%	1.59%
Portfolio Turnover Rate	22%	24%	22%	29%	33%	40%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.061 and 0.28%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.04%, 0.04%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The portfolio enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

Vanguard International Portfolio

The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended June 30, 2015, the portfolio’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The portfolio’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

Vanguard International Portfolio

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $352,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $222,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	135,562	32,641	—
Common Stocks—Other	171,809	1,973,395	21,661
Temporary Cash Investments	146,818	7,900	—
Futures Contracts—Assets[1]	158	—	—
Futures Contracts—Liabilities[1]	(639)	—	—
Forward Currency Contracts—Assets	—	138	—
Forward Currency Contracts—Liabilities	—	(382)	—
Total	453,708	2,013,692	21,661
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	158	138	296
Liabilities	(639)	(382)	(1,021)

Vanguard International Portfolio

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2015, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	6,951	—	6,951
Forward Currency Contracts	—	(2,619)	(2,619)
Realized Net Gain (Loss) on Derivatives	6,951	(2,619)	4,332

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(3,643)	—	(3,643)
Forward Currency Contracts	—	913	913
Change in Unrealized Appreciation (Depreciation) on Derivatives	(3,643)	913	(2,730)

At June 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2015	943	36,102	7
Topix Index	September 2015	224	29,848	(139)
FTSE 100 Index	September 2015	247	25,227	(643)
S&P ASX 200 Index	September 2015	120	12,444	(206)
				(981)

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At June 30, 2015, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	9/23/15	EUR	28,899	USD	32,548	(290)
Morgan Stanley Capital Services LLC	9/15/15	JPY	3,271,832	USD	26,677	85
Citibank, N.A.	9/23/15	GBP	16,450	USD	25,802	30
The Toronto-Dominion Bank	9/22/15	AUD	14,401	USD	11,119	(60)
Deutsche Bank AG	9/23/15	EUR	3,503	USD	3,938	(28)
Deutsche Bank AG	9/15/15	JPY	397,680	USD	3,230	23
Morgan Stanley Capital Services LLC	9/22/15	AUD	2,059	USD	1,585	(4)
						(244)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At June 30, 2015, the counterparty had deposited in segregated accounts securities with a value of $41,000 in connection with amounts due to the portfolio for open forward currency contracts.

Vanguard International Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2015, the portfolio realized net foreign currency losses of $418,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2015, the cost of investment securities for tax purposes was $2,102,371,000. Net unrealized appreciation of investment securities for tax purposes was $387,415,000, consisting of unrealized gains of $524,626,000 on securities that had risen in value since their purchase and $137,211,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2015, the portfolio purchased $364,236,000 of investment securities and sold $252,779,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	13,860	13,861
Issued in Lieu of Cash Distributions	3,671	1,495
Redeemed	(8,950)	(11,123)
Net Increase (Decrease) in Shares Outstanding	8,581	4,233

At June 30, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 38% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,067.50	$2.05
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard International Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has renewed the portfolio’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford), M&G Investment Management Limited (M&G), and Schroder Investment Management North America Inc. (Schroders Inc.), as well as the sub-advisory agreement with Schroder Investment North America Ltd. (Schroder Ltd.). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following: Baillie Gifford. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford uses fundamental research to make long-term investments in companies that have above-average growth potential resulting from sustainable competitive advantages, special cultures and management, or competitive strength in underestimated technology shifts. Baillie Gifford believes that equities’ asymmetrical return pattern means that alpha is generated by focusing on the upside and the potential to earn exponential returns rather than being overly concerned with avoiding losing investments. The advisor takes a bottom-up, stock-driven approach to sector and country allocation. Baillie Gifford has advised a portion of the portfolio since 2003.

M&G. M&G, founded in 1931, specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. M&G constructs a portfolio using a long-term, bottom-up investment approach that focuses on identifying underappreciated, quality companies with high return and growth potential. At the core of the firm’s approach is the identification of companies with “scarce assets” that are difficult to replicate and should provide a sustainable competitive advantage that supports high returns on capital for prolonged periods. In return, these higher returns on capital should allow companies to reinvest in their businesses and compound value over time, ultimately increasing the companies’ share prices. M&G has advised a portion of the portfolio since 2008.

Schroder. Schroder plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), has existed for more than 200 years and has investment management experience dating back to 1926. Schroder uses fundamental research to identify quality growth stocks with sustainable competitive advantages selling at attractive valuations. Bottom-up research is conducted within the context of key structural trends shaping the global economy or a given industry that will drive a company’s growth prospects. The portfolio’s holdings are classified as either “core” or “opportunistic.” Core holdings generally constitute two-thirds of the portfolio and tend to be longer-term holdings because of competitive advantages that can support above-average growth rates for an extended period. Opportunistic holdings tend to be shorter-term and more cyclical in nature. Schroder Inc. has advised the portfolio since its inception in 1994, and its affiliate Schroder Ltd. has advised the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Vanguard International Portfolio

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Baillie Gifford, M&G, or Schroder in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with Baillie Gifford, M&G, and Schroder without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® Mid-Cap Index Portfolio

Vanguard Mid-Cap Index Portfolio returned 3.03% for the six months ended June 30, 2015, as U.S. stocks hit an all-time high but finished with a meager gain. The portfolio’s performance was in line with its benchmark index (3.09%) but behind the average return of peer funds (3.67%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Health care stocks did best but energy firms suffered

Uncertainty on multiple fronts—including Federal Reserve policy, U.S. economic indicators, Greek debt negotiations, and slower growth in China—weighed on capital market returns during the period. Some volatility ensued as investors reacted to the latest developments. Still, major stock indexes notched fresh highs in the second quarter before swooning a bit in late June during the stalemate in Greece.

Smaller-capitalization stocks did better than large-caps, and growth stocks generally outpaced their value counterparts. Value stocks tend to sell at relatively low prices in relation to their earnings or book value, reflecting the lower sales and earnings growth prospects of the underlying companies. Growth stocks, by contrast, typically have higher valuations because of their underlying companies’ earnings and revenue potential. The two categories frequently swap leadership positions from one period to another.

Six of the ten industry sectors in Vanguard Mid-Cap Index Portfolio advanced, with health care stocks contributing by far the most to the bottom line. Health care providers welcomed the Supreme Court’s rejection of a challenge to the Affordable Care Act, which removed some uncertainty that had hung over the industry. Meanwhile, mid-cap pharmaceutical and biotechnology stocks soared more than 25%.

In basic materials, companies focused on construction materials rose 28% in response to encouraging employment and housing data.

Stocks of energy companies lost some steam as lower oil prices continued to hurt profit margins. Utilities gave up even more ground as investors gravitated from income-oriented to faster-growing companies.

As your investment costs go down, your chance for success can go up

Market returns are beyond any investor’s control. But fortunately, you can control how much you pay to invest. And what you pay can greatly affect your chance for success.

As you know, at Vanguard, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

In a welcome development, investors are recognizing the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of mutual fund cash flows have gone into funds ranked in the lowest 20% in terms of their expenses. We applaud this trend because it means investors are keeping more of their returns. By doing so, they’re giving themselves a better chance of reaching their goals.

It’s also smart to stay broadly diversified. The Mid-Cap Index Portfolio makes it simple and cost-efficient to maintain diversification across the U.S. mid-cap market, which can reduce the risk of volatility inherent to equity investing.

Total Returns
		Six Months Ended
		June 30, 2015
Vanguard Mid-Cap Index Portfolio		3.03%
CRSP US Mid Cap Index		3.09
Variable Insurance Mid-Cap Core Funds Average[1]		3.67

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mid-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.24%	0.80%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the portfolio’s annualized expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of June 30, 2015

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	371	371	3,854
Median Market Cap $11.2B		$11.1B	$49.5B
Price/Earnings Ratio	26.1x	25.4x	21.6x
Price/Book Ratio	2.8x	2.8x	2.8x
Yield[3]	1.2%	1.4%	1.9%
Return on Equity	16.1%	15.7%	17.4%
Earnings Growth Rate	13.6%	13.5%	11.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	23%	—	—
Expense Ratio[5]	0.24%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Target Index[6]	Broad Index[2]
R-Squared	1.00	0.93
Beta	1.00	1.03

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Basic Materials	4.4%	4.4%	2.7%
Consumer Goods	14.5	14.5	9.8
Consumer Services	13.6	13.6	14.3
Financials	18.4	18.3	19.1
Health Care	9.0	9.0	14.2
Industrials	16.0	16.1	12.3
Oil & Gas	6.2	6.2	7.2
Technology	12.1	12.1	15.6
Telecommunications	1.1	1.1	2.0
Utilities	4.7	4.7	2.8

Ten Largest Holdings[7] (% of total net assets)

BioMarin Pharmaceutical
Inc.	Biotechnology	0.7%
O’Reilly Automotive Inc.	Specialty Retailers	0.7
Cerner Corp.	Software	0.7
AvalonBay Communities
Inc.	Residential REITs	0.6
Monster Beverage Corp.	Soft Drinks	0.6
Ross Stores Inc.	Apparel Retailers	0.6
Skyworks Solutions Inc.	Semiconductors	0.6
Electronic Arts Inc.	Toys	0.6
Fiserv Inc.	Financial
	Administration	0.6
Constellation Brands Inc.	Distillers & Vintners	0.6
Top Ten		6.3%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 CRSP US Mid Cap Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the annualized expense ratio was 0.19%.
6 Spliced Mid-Cap Index: MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception Date	One Year	Five Years	Ten Years
Mid-Cap Index Portfolio	2/9/1999	8.53%	18.09%	9.28%

1 Six months ended June 30, 2015.
2 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Mid-Cap Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.3%)
Basic Materials (4.4%)
	Sigma-Aldrich Corp.	52,694	7,343
	CF Industries Holdings Inc.	103,530	6,655
	Alcoa Inc.	537,541	5,994
	Celanese Corp. Class A	67,391	4,844
	Eastman Chemical Co.	58,537	4,790
	International Flavors
	& Fragrances Inc.	35,633	3,894
	Ashland Inc.	29,789	3,631
*	WR Grace & Co.	31,767	3,186
	Airgas Inc.	29,677	3,139
	FMC Corp.	58,412	3,070
	Albemarle Corp.	49,064	2,712
	Newmont Mining Corp.	115,475	2,697
	Avery Dennison Corp.	39,854	2,429
	CONSOL Energy Inc.	100,150	2,177
	Huntsman Corp.	91,195	2,013
	Reliance Steel & Aluminum
	Co.	30,956	1,872
*	Axalta Coating Systems Ltd.	55,245	1,828
	Westlake Chemical Corp.	17,502	1,200
			63,474
Consumer Goods (14.6%)
*	Monster Beverage Corp.	67,351	9,026
*	Electronic Arts Inc.	131,429	8,740
	Constellation Brands Inc.
	Class A	71,621	8,309
	ConAgra Foods Inc.	187,814	8,211
*	Under Armour Inc. Class A	78,920	6,585
	Dr Pepper Snapple Group
	Inc.	84,366	6,150
	Clorox Co.	57,747	6,007
	Whirlpool Corp.	34,637	5,994
	Hanesbrands Inc.	176,652	5,886
	Tyson Foods Inc. Class A	133,702	5,700
	Genuine Parts Co.	63,652	5,699
	BorgWarner Inc.	99,508	5,656
	JM Smucker Co.	50,048	5,426
	Delphi Automotive plc	63,561	5,408
	Bunge Ltd.	60,020	5,270
*	Mohawk Industries Inc.	27,369	5,225
	Harley-Davidson Inc.	91,545	5,159
	Newell Rubbermaid Inc.	117,607	4,835
	Church & Dwight Co. Inc.	57,251	4,645
	Molson Coors Brewing Co.
	Class B	64,174	4,480
	Coach Inc.	121,539	4,206
*	Jarden Corp.	80,515	4,167
	PVH Corp.	36,147	4,164
	Polaris Industries Inc.	27,606	4,089
	Coca-Cola Enterprises Inc.	91,756	3,986
	DR Horton Inc.	144,209	3,946
	Keurig Green Mountain Inc.	50,847	3,896
	McCormick & Co. Inc.	48,110	3,894
	Lear Corp.	33,981	3,815
	Mattel Inc.	148,086	3,804

	Harman International
	Industries Inc.	31,127	3,702
	Lennar Corp. Class A	71,948	3,672
	Hasbro Inc.	49,070	3,670
*	LKQ Corp.	119,655	3,619
	Edgewell Personal Care Co.	27,176	3,575
	Ralph Lauren Corp. Class A	26,387	3,493
	Leucadia National Corp.	136,325	3,310
	Hormel Foods Corp.	57,717	3,253
*	WABCO Holdings Inc.	24,412	3,020
	PulteGroup Inc.	143,623	2,894
*	lululemon athletica Inc.	43,428	2,836
*	NVR Inc.	1,693	2,269
	Snap-on Inc.	12,671	2,018
*	Michael Kors Holdings Ltd.	41,598	1,751
	Coty Inc. Class A	32,136	1,027
*	GoPro Inc. Class A	14,631	771
^	Pilgrim’s Pride Corp.	28,322	651
*	Fossil Group Inc.	9,156	635
*	Fitbit Inc.	15,045	575
	Lennar Corp. Class B	4,820	208
			209,327
Consumer Services (13.6%)
*	O’Reilly Automotive Inc.	42,189	9,534
	Ross Stores Inc.	181,988	8,847
*	Chipotle Mexican Grill Inc.
	Class A	13,655	8,261
*	Dollar Tree Inc.	86,193	6,809
	Marriott International Inc.
	Class A	84,688	6,300
	Nielsen NV	137,599	6,160
*	CarMax Inc.	91,999	6,091
	Royal Caribbean Cruises Ltd.	77,358	6,087
*	Charter Communications Inc.
	Class A	34,353	5,883
	Tractor Supply Co.	60,069	5,403
	Advance Auto Parts Inc.	32,194	5,128
	Dollar General Corp.	63,521	4,938
	AmerisourceBergen Corp.
	Class A	45,909	4,882
	Expedia Inc.	42,919	4,693
	Nordstrom Inc.	62,509	4,657
	Signet Jewelers Ltd.	35,113	4,503
*	United Continental Holdings
	Inc.	84,061	4,456
	Tiffany & Co.	48,282	4,432
	Wyndham Worldwide Corp.	52,845	4,329
	Staples Inc.	281,729	4,313
	Best Buy Co. Inc.	131,009	4,272
*	TripAdvisor Inc.	48,608	4,236
*	Ulta Salon Cosmetics
	& Fragrance Inc.	26,754	4,132
	Foot Locker Inc.	61,247	4,104
	Family Dollar Stores Inc.	47,634	3,754
*	IHS Inc. Class A	28,559	3,674
*	MGM Resorts International		3,597
	H&R Block Inc.	120,435	3,571
	Darden Restaurants Inc.	49,836	3,542

*	Discovery Communications
	Inc.	113,853	3,539
	Interpublic Group of Cos.
	Inc.	180,650	3,481
*	Norwegian Cruise Line
	Holdings Ltd.	60,344	3,382
*	Hertz Global Holdings Inc.	180,253	3,266
*	News Corp. Class A	220,253	3,214
	Williams-Sonoma Inc.	36,036	2,965
	FactSet Research Systems
	Inc.	17,355	2,820
*	Liberty Interactive Corp.
	QVC Group Class A	96,768	2,685
	Aramark	83,187	2,576
*	AutoNation Inc.	34,871	2,196
*	Discovery Communications
	Inc. Class A	65,129	2,166
	Scripps Networks Interactive
	Inc. Class A	32,987	2,156
	Omnicare Inc.	21,132	1,992
	Tribune Media Co. Class A	35,406	1,890
	Alaska Air Group Inc.	28,275	1,822
	Wynn Resorts Ltd.	17,717	1,748
*	Urban Outfitters Inc.	42,684	1,494
*	Sprouts Farmers Market Inc.	53,616	1,447
*	Hyatt Hotels Corp. Class A	14,324	812
			196,239
Financials (18.3%)
	AvalonBay Communities Inc.	58,177	9,301
	Moody’s Corp.	75,580	8,160
	Hartford Financial Services
	Group Inc.	184,667	7,677
	Principal Financial Group Inc.	129,456	6,640
	Lincoln National Corp.	111,346	6,594
	M&T Bank Corp.	52,653	6,578
	Equinix Inc.	25,032	6,358
	Essex Property Trust Inc.	28,743	6,108
	Regions Financial Corp.	589,336	6,105
	KeyCorp	373,032	5,603
*	Affiliated Managers Group
	Inc.	24,066	5,261
	Macerich Co.	69,271	5,168
	Equifax Inc.	52,335	5,081
	Health Care REIT Inc.	77,111	5,061
	XL Group plc Class A	134,190	4,992
	SL Green Realty Corp.	43,565	4,787
	Voya Financial Inc.	100,691	4,679
*	Markel Corp.	5,833	4,670
*	CBRE Group Inc. Class A	124,511	4,607
	Western Union Co.	225,909	4,593
	Realty Income Corp.	101,807	4,519
*	Ally Financial Inc.	190,562	4,274
	FNF Group	115,133	4,259
	Huntington Bancshares Inc.	355,572	4,021
	Comerica Inc.	78,287	4,018
	Digital Realty Trust Inc.	59,380	3,959
	First Republic Bank	62,339	3,929
	Unum Group	109,085	3,900

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Kimco Realty Corp.	171,377	3,863
	Citizens Financial Group Inc.	141,014	3,851
	Federal Realty Investment
	Trust	30,058	3,850
	Annaly Capital Management
	Inc.	416,770	3,830
	UDR Inc.	113,308	3,629
	CIT Group Inc.	76,126	3,539
*	Arch Capital Group Ltd.	51,580	3,454
	Cincinnati Financial Corp.	68,178	3,421
	New York Community
	Bancorp Inc.	184,465	3,390
	Raymond James Financial
	Inc.	56,672	3,376
	Jones Lang LaSalle Inc.	19,618	3,355
	Willis Group Holdings plc	70,454	3,304
	American Realty Capital
	Properties Inc.	395,928	3,219
	SEI Investments Co.	65,348	3,204
	Lazard Ltd. Class A	56,653	3,186
	Plum Creek Timber Co. Inc.	76,818	3,116
	Navient Corp.	170,223	3,100
	Torchmark Corp.	52,453	3,054
*	Realogy Holdings Corp.	64,191	2,999
	MSCI Inc. Class A	46,663	2,872
	American Capital Agency
	Corp.	154,343	2,835
	Zions Bancorporation	88,893	2,821
	Camden Property Trust	37,919	2,817
	Alexandria Real Estate
	Equities Inc.	31,466	2,752
	Reinsurance Group of
	America Inc. Class A	28,967	2,748
	Everest Re Group Ltd.	14,618	2,661
	NASDAQ OMX Group Inc.	51,606	2,519
	Legg Mason Inc.	48,511	2,500
	Iron Mountain Inc.	78,374	2,429
	PartnerRe Ltd.	18,816	2,418
	Axis Capital Holdings Ltd.	41,842	2,233
	People’s United Financial
	Inc.	134,917	2,187
	WR Berkley Corp.	41,021	2,130
	Hudson City Bancorp Inc.	208,196	2,057
*	E*TRADE Financial Corp.	63,233	1,894
	Brixmor Property Group Inc.	77,847	1,801
	LPL Financial Holdings Inc.	35,637	1,657
*	Alleghany Corp.	3,321	1,557
*	Santander Consumer USA
	Holdings Inc.	45,838	1,172
	Assurant Inc.	14,864	996
	Communications Sales
	& Leasing Inc.	26,123	646
*	LendingClub Corp.	32,602	481
			263,825
Health Care (9.1%)
*	BioMarin Pharmaceutical Inc.	70,536	9,648
*	Incyte Corp.	70,867	7,385
*	Endo International plc	89,179	7,103
*	Hospira Inc.	76,060	6,747
*	Edwards Lifesciences Corp.	47,319	6,740
*	Mallinckrodt plc	51,263	6,035
*	DaVita HealthCare Partners
	Inc.	75,661	6,013
	Universal Health Services
	Inc. Class B	40,426	5,744
	CR Bard Inc.	32,533	5,553
*	Laboratory Corp. of America
	Holdings	43,950	5,328
*	Henry Schein Inc.	36,788	5,228
*	Boston Scientific Corp.	294,740	5,217

	Quest Diagnostics Inc.	62,851	4,558
*	Jazz Pharmaceuticals plc	25,427	4,477
*	Waters Corp.	34,367	4,412
*	Alkermes plc	65,042	4,185
*	Hologic Inc.	104,474	3,976
*	Medivation Inc.	34,421	3,931
*	Varian Medical Systems Inc.	43,725	3,687
	ResMed Inc.	61,658	3,476
*	Envision Healthcare Holdings
	Inc.	81,287	3,209
	DENTSPLY International Inc.	61,167	3,153
*	IDEXX Laboratories Inc.	40,960	2,627
*	Quintiles Transnational
	Holdings Inc.	32,086	2,330
*	Centene Corp.	23,343	1,877
	Cooper Cos. Inc.	10,533	1,875
	Patterson Cos. Inc.	38,308	1,864
*	Alnylam Pharmaceuticals Inc.	14,707	1,763
*	Bluebird Bio Inc.	7,082	1,192
*	Intercept Pharmaceuticals
	Inc.	3,415	824
			130,157
Industrials (16.1%)
*	Fiserv Inc.	104,144	8,626
	Amphenol Corp. Class A	135,858	7,876
	Fidelity National Information
	Services Inc.	124,730	7,708
	Roper Technologies Inc.	44,223	7,627
*	Alliance Data Systems Corp.	25,912	7,565
	WW Grainger Inc.	26,491	6,269
	Pall Corp.	47,016	5,851
	AMETEK Inc.	106,215	5,818
	Pentair plc	78,656	5,408
	Rockwell Collins Inc.	58,190	5,374
*	FleetCor Technologies Inc.	34,323	5,356
*	TransDigm Group Inc.	22,261	5,001
*	Stericycle Inc.	37,248	4,988
	Fastenal Co.	116,417	4,910
	Textron Inc.	109,950	4,907
	Vulcan Materials Co.	58,340	4,897
*	Verisk Analytics Inc. Class A	66,269	4,822
	Sealed Air Corp.	91,957	4,725
	Kansas City Southern	48,381	4,412
	Ball Corp.	60,298	4,230
*	Mettler-Toledo International
	Inc.	12,236	4,178
	Masco Corp.	152,494	4,067
	CH Robinson Worldwide Inc.	63,770	3,979
	Martin Marietta Materials
	Inc.	28,046	3,969
*	Sensata Technologies
	Holding NV	74,684	3,939
	Towers Watson & Co.
	Class A	30,319	3,814
	Wabtec Corp.	40,154	3,784
*	United Rentals Inc.	42,365	3,712
	L-3 Communications
	Holdings Inc.	32,422	3,676
	Expeditors International of
	Washington Inc.	79,453	3,663
*	WestRock Co.	57,712	3,515
	MeadWestvaco Corp.	73,397	3,464
	Fluor Corp.	64,120	3,399
	Cintas Corp.	40,021	3,385
	JB Hunt Transport Services
	Inc.	40,742	3,345
*	Crown Holdings Inc.	60,869	3,221
	Robert Half International Inc.	56,045	3,111
	Flowserve Corp.	58,832	3,098
	ManpowerGroup Inc.	34,213	3,058

	Xylem Inc.	79,340	2,941
	Macquarie Infrastructure
	Corp.	32,935	2,721
*	Trimble Navigation Ltd.	113,572	2,664
*	Quanta Services Inc.	89,532	2,580
	Xerox Corp.	241,448	2,569
	B/E Aerospace Inc.	46,361	2,545
	ADT Corp.	75,027	2,519
	Dover Corp.	35,081	2,462
	Avnet Inc.	59,483	2,445
	Hubbell Inc. Class B	22,150	2,398
*	Arrow Electronics Inc.	41,784	2,332
*	Jacobs Engineering Group
	Inc.	54,938	2,232
	Donaldson Co. Inc.	59,795	2,141
^	Chicago Bridge & Iron Co.
	NV	42,769	2,140
	Allison Transmission
	Holdings Inc.	70,518	2,063
	Owens Corning	48,984	2,021
	FLIR Systems Inc.	61,367	1,891
*	Colfax Corp.	37,874	1,748
	Fortune Brands Home
	& Security Inc.	34,923	1,600
	AGCO Corp.	16,431	933
	MDU Resources Group Inc.	42,409	828
	Joy Global Inc.	21,200	767
	Rock-Tenn Co. Class A	500	30
			231,317
Oil & Gas (6.2%)
*	Cheniere Energy Inc.	98,824	6,845
*	Concho Resources Inc.	52,585	5,987
	Cabot Oil & Gas Corp.	181,951	5,739
	EQT Corp.	66,731	5,428
	Tesoro Corp.	55,047	4,647
	Cimarex Energy Co.	41,647	4,594
*	Cameron International Corp.	84,171	4,408
*	FMC Technologies Inc.	100,974	4,190
*	Southwestern Energy Co.	168,243	3,824
*	Weatherford International
	plc	306,596	3,762
	HollyFrontier Corp.	85,205	3,638
	Range Resources Corp.	70,327	3,473
	Helmerich & Payne Inc.	44,679	3,146
	Murphy Oil Corp.	73,878	3,071
*	Whiting Petroleum Corp.	89,193	2,997
^	Chesapeake Energy Corp.	261,904	2,926
*	Dresser-Rand Group Inc.	33,657	2,867
	OGE Energy Corp.	87,303	2,494
^	Transocean Ltd.	150,818	2,431
	Energen Corp.	34,455	2,353
	Ensco plc Class A	102,440	2,281
	Core Laboratories NV	18,767	2,140
	Oceaneering International
	Inc.	43,214	2,013
	Noble Corp. plc	105,545	1,624
*	Antero Resources Corp.	30,267	1,039
*	Cobalt International Energy
	Inc.	76,925	747
	Diamond Offshore Drilling
	Inc.	13,334	344
			89,008
Technology (12.2%)
*	Cerner Corp.	136,163	9,403
	Skyworks Solutions Inc.	84,053	8,750
	Altera Corp.	132,410	6,779
	Seagate Technology plc	132,613	6,299
*	Red Hat Inc.	80,694	6,127
*	Palo Alto Networks Inc.	33,132	5,788
	Lam Research Corp.	69,688	5,669

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	Catamaran Corp.	91,069	5,562
*	Qorvo Inc.	65,772	5,280
*	Akamai Technologies Inc.	74,607	5,209
*	Autodesk Inc.	100,127	5,014
	Xilinx Inc.	113,167	4,997
*	Citrix Systems Inc.	70,192	4,925
*	ServiceNow Inc.	63,986	4,755
	Linear Technology Corp.	105,375	4,661
	NVIDIA Corp.	224,800	4,521
	Maxim Integrated Products
	Inc.	124,267	4,297
	Juniper Networks Inc.	164,099	4,262
	Harris Corp.	54,126	4,163
	Computer Sciences Corp.	61,779	4,055
	Microchip Technology Inc.	84,055	3,986
	KLA-Tencor Corp.	70,038	3,937
	Western Digital Corp.	48,303	3,788
*	F5 Networks Inc.	31,434	3,783
*	Splunk Inc.	52,386	3,647
*	ANSYS Inc.	39,284	3,584
*	Workday Inc. Class A	46,729	3,570
*	Synopsys Inc.	67,737	3,431
*	Gartner Inc.	34,507	2,960
*	VeriSign Inc.	45,890	2,832
*	FireEye Inc.	54,765	2,679
	SanDisk Corp.	45,488	2,648
	Marvell Technology Group
	Ltd.	180,998	2,386
*	Teradata Corp.	62,166	2,300
	Garmin Ltd.	50,276	2,209
	NetApp Inc.	68,047	2,148
*	Rackspace Hosting Inc.	52,995	1,971
*	SunEdison Inc.	64,950	1,943
*	Nuance Communications
	Inc.	109,491	1,917
	CDK Global Inc.	34,967	1,888
*	Freescale Semiconductor
	Ltd.	47,195	1,886
*	IMS Health Holdings Inc.	51,790	1,587
*	NetSuite Inc.	15,328	1,406
*	Tableau Software Inc.
	Class A	10,881	1,255
*	Premier Inc. Class A	16,510	635
			174,892
Telecommunications (1.1%)
*	Level 3 Communications
	Inc.	124,693	6,568
*	SBA Communications Corp.
	Class A	57,001	6,553
	Frontier Communications
	Corp.	504,509	2,497
*	Zayo Group Holdings Inc.	26,535	683
			16,301
Utilities (4.7%)
	NiSource Inc.	139,549	6,362
	Eversource Energy	139,707	6,344
	WEC Energy Group Inc.	138,899	6,246

DTE Energy Co.	78,920	5,891
Ameren Corp.	106,200	4,002
AES Corp.	298,602	3,959
CMS Energy Corp.	121,005	3,853
American Water Works Co.
Inc.	78,646	3,825
ONEOK Inc.	91,281	3,604
CenterPoint Energy Inc.	178,554	3,398
NRG Energy Inc.	145,956	3,339
Pepco Holdings Inc.	110,621	2,980
* Calpine Corp.	162,967	2,932
Alliant Energy Corp.	49,373	2,850
SCANA Corp.	56,257	2,849
Pinnacle West Capital Corp.	48,469	2,757
National Fuel Gas Co.	35,124	2,068
		67,259
Total Common Stocks
(Cost $1,101,970)		1,441,799
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[1,2] Vanguard Market
Liquidity Fund,
0.137%	6,500,345	6,500

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3] Federal Home Loan
Bank Discount Notes,
0.085%, 7/24/15	100,000	100
[3] Federal Home Loan
Bank Discount Notes,
0.075%, 7/29/15	100,000	100
[3] Federal Home Loan
Bank Discount Notes,
0.088%, 7/31/15	100,000	100
		300
Total Temporary Cash Investments
(Cost $6,800)		6,800
Total Investments (100.8%)
(Cost $1,108,770)		1,448,599
Other Assets and Liabilities (–0.8%)
Other Assets		2,142
Liabilities[2]		(13,350)
		(11,208)
Net Assets (100%)
Applicable to 66,249,419 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,437,391
Net Asset Value Per Share $21.70

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,036,298
Undistributed Net Investment Income	6,312
Accumulated Net Realized Gains	54,952
Unrealized Appreciation (Depreciation)	339,829
Net Assets	1,437,391

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,619,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $3,752,000 of collateral received for securities on loan.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Dividends	9,110
Interest[1]	4
Securities Lending	123
Total Income	9,237
Expenses
The Vanguard Group—Note B
Investment Advisory Services	134
Management and Administrative	1,035
Marketing and Distribution	135
Custodian Fees	31
Shareholders’ Reports	5
Trustees’ Fees and Expenses	1
Total Expenses	1,341
Net Investment Income	7,896
Realized Net Gain (Loss)
Investment Securities Sold	54,916
Futures Contracts	132
Realized Net Gain (Loss)	55,048
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(22,509)
Net Increase (Decrease) in Net Assets
Resulting from Operations	40,435

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,896	16,300
Realized Net Gain (Loss)	55,048	73,225
Change in Unrealized Appreciation (Depreciation)	(22,509)	72,025
Net Increase (Decrease) in Net Assets Resulting from Operations	40,435	161,550
Distributions
Net Investment Income	(16,326)	(11,574)
Realized Capital Gain[2]	(73,163)	(45,832)
Total Distributions	(89,489)	(57,406)
Capital Share Transactions
Issued	133,310	223,561
Issued in Lieu of Cash Distributions	89,489	57,405
Redeemed	(99,900)	(193,742)
Net Increase (Decrease) from Capital Share Transactions	122,899	87,225
Total Increase (Decrease)	73,845	191,369
Net Assets
Beginning of Period	1,363,546	1,172,177
End of Period[3]	1,437,391	1,363,546

1 Interest income from an affiliated company of the portfolio was $4,000.
2 Includes fiscal 2015 and 2014 short-term gain distributions totaling $2,315,000 and $17,071,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,312,000 and $14,742,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.49	$20.77	$16.13	$14.49	$14.93	$12.02
Investment Operations
Net Investment Income	.120	.266	.203	.205	.172	.150
Net Realized and Unrealized Gain (Loss)
on Investments	.559	2.446	5.262	2.071	(.462)	2.881
Total from Investment Operations	.679	2.712	5.465	2.276	(.290)	3.031
Distributions
Dividends from Net Investment Income	(.268)	(.200)	(.200)	(.178)	(.150)	(.121)
Distributions from Realized Capital Gains	(1.201)	(.792)	(.625)	(.458)	—	—
Total Distributions	(1.469)	(.992)	(.825)	(.636)	(.150)	(.121)
Net Asset Value, End of Period	$21.70	$22.49	$20.77	$16.13	$14.49	$14.93

Total Return	3.03%	13.59%	34.93%	15.82%	–2.04%	25.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,437	$1,364	$1,172	$820	$750	$824
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.25%	0.26%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.21%	1.29%	1.15%	1.30%	1.11%	1.19%
Portfolio Turnover Rate	23%	16%	35%	23%	27%	22%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2015, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities

Vanguard Mid-Cap Index Portfolio

lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $128,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,441,799	—	—
Temporary Cash Investments	6,500	300	—
Total	1,448,299	300	—

Vanguard Mid-Cap Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $1,108,770,000. Net unrealized appreciation of investment securities for tax purposes was $339,829,000, consisting of unrealized gains of $380,946,000 on securities that had risen in value since their purchase and $41,117,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2015, the portfolio purchased $207,140,000 of investment securities and sold $158,872,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	5,957	10,549
Issued in Lieu of Cash Distributions	4,130	2,839
Redeemed	(4,463)	(9,199)
Net Increase (Decrease) in Shares Outstanding	5,624	4,189

At June 30, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 49% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,030.28	$0.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.85	0.95

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Mid-Cap Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Moderate Allocation Portfolio

U.S. stocks set a new high mark but generally stayed within a narrow range to finish the six months ended June 30, 2015, with a tepid return of close to 2%. International stocks did better for U.S. investors, returning about 5%. The U.S. bond market was nearly flat, and international bonds posted negative returns as a strong dollar hurt results for U.S. investors.

Vanguard Moderate Allocation Portfolio returned 1.65%, in line with its benchmark (+1.69%) and ahead of the average return of peer funds (+1.37%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

U.S. stock returns were outdone by those from markets elsewhere

The Moderate Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. Although the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% stocks and 40% bonds. Its holdings consist of VVIF Equity Index Portfolio (34%), VVIF Total Bond Market Index Portfolio (32%), Vanguard Total International Stock Index Fund (18%), Vanguard Extended Market Index Fund (8%), and Vanguard Total International Bond Index Fund (8%).

Uncertainty on multiple fronts—including Federal Reserve policy, U.S. economic indicators, Greek debt negotiations, and slower growth in China—weighed on U.S. stocks. Still, major U.S. stock indexes notched fresh highs in the second quarter before swooning a bit in late June to finish with a return close to 2%.

Small-capitalization stocks did better than large-caps, and so-called growth stocks outperformed value stocks. Health care stocks were standouts, but energy and utility companies pulled down results.

International stock markets performed better for U.S. investors, returning about 5% even though the dollar rose in value against other major currencies such as the euro and the yen. (A rising dollar reduces returns generated abroad when converted back to dollars.)

With brighter growth prospects, bond yields rose and prices fell

The portfolio’s stock gains for the half year were offset by negative returns for bonds. Bonds seemed less attractive to investors as economic growth improved in many developed markets and the Federal Reserve contemplated a rate increase.

The yield on the 10-year Treasury note rose from 2.19% at the beginning of the year to 2.33% by the end of June. (Bond prices and yields move in opposite directions.) The Total Bond Market Index Portfolio returned –0.26% as the broad U.S. bond market posted its first quarterly decline since 2013.

In Europe, investors gained more confidence in economic growth. Bond yields bounced back from their very low (and in some cases negative) levels, and the Total International Bond Index Fund returned –0.84% for Investor Shares. Results were worse for U.S. investors because of the dollar’s strength, but the fund’s strategy of currency hedging reduced that effect.

As your investment costs go down, your chance for success can go up

Market returns are beyond any investor’s control. But fortunately, you can control how much you pay to invest. And what you pay can greatly affect your chance of success.

As you know, at Vanguard, we take minimizing costs seriously. Indeed, that’s one of our four investment principles.

It’s also smart to stay broadly diversified across all markets. The Moderate Allocation Portfolio makes it simple and cost-efficient to maintain such diversification, which can reduce the risk of volatility in your overall portfolio.

Total Returns
Six Months Ended
June 30, 2015
Vanguard Moderate Allocation Portfolio	1.65%
Moderate Allocation Composite Index[1]	1.69
Variable Insurance Mixed-Asset Target Allocation Moderate Funds Average[2]	1.37

Expense Ratios
Your Portfolio Compared With Its Peer Group
Variable Insurance
Mixed-Asset
	Acquired Fund	Target Allocation
	Fees and	Moderate Funds
	Expenses[3]	Average[4]
Moderate Allocation Portfolio	0.19%	0.54%

1 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD
Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 This figure—drawn from the prospectus dated April 30, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2015, the annualized acquired fund fees and expenses were 0.16%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Moderate Allocation Portfolio

Portfolio Profile
As of June 30, 2015

Total Portfolio Characteristics

Yield[1]	2.0%
Acquired Fund Fees and Expenses[2]	0.19%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	33.6%
Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	32.5
Vanguard Total International Stock
Index Fund Investor Shares	17.9
Vanguard Extended Market Index
Fund Investor Shares	8.2
Vanguard Total International Bond
Index Fund Investor Shares	7.8

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2015, the annualized acquired fund fees and expenses were 0.16%.

Vanguard Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): October 19, 2011–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015
			Since
Inception Date		One Year	Inception
Moderate Allocation Portfolio	10/19/2011	3.01%	10.21%

1 Six months ended June 30, 2015.
2 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index
(USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
See Financial Highlights for dividend and capital gains information.

Vanguard Moderate Allocation Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (41.8%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	2,466,481	81,936
Vanguard Extended
Market Index Fund
Investor Shares	288,319	20,119
		102,055
International Stock Fund (17.9%)
Vanguard Total
International Stock
Index Fund
Investor Shares	2,698,591	43,636

U.S. Bond Fund (32.5%)
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	6,763,290	79,266

International Bond Fund (7.8%)
Vanguard Total
International Bond
Index Fund
Investor Shares	1,816,905	18,987
Total Investment Companies
(Cost $232,132)		243,944
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market
Liquidity Fund,
0.137% (Cost $53)	52,978	53
Total Investments (100.0%)
(Cost $232,185)		243,997

Other Assets and Liabilities (0.0%)
Other Assets	732
Liabilities	(686)
46
Net Assets (100%)
Applicable to 9,288,536 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	244,043
Net Asset Value Per Share	$26.27

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	225,597
Undistributed Net Investment Income	3,410
Accumulated Net Realized Gains	3,224
Unrealized Appreciation (Depreciation)	11,812
Net Assets	244,043

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Income Distributions Received	3,467
Net Investment Income—Note B	3,467
Realized Net Gain (Loss)
Capital Gain Distributions Received	2,508
Affiliated Investment Securities Sold	739
Realized Net Gain (Loss)	3,247
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(3,694)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,020

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,467	3,320
Realized Net Gain (Loss)	3,247	3,098
Change in Unrealized Appreciation (Depreciation)	(3,694)	4,621
Net Increase (Decrease) in Net Assets Resulting from Operations	3,020	11,039
Distributions
Net Investment Income	(3,364)	(2,047)
Realized Capital Gain[1]	(3,106)	(2,650)
Total Distributions	(6,470)	(4,697)
Capital Share Transactions
Issued	53,727	68,329
Issued in Lieu of Cash Distributions	6,470	4,697
Redeemed	(10,819)	(14,549)
Net Increase (Decrease) from Capital Share Transactions	49,378	58,477
Total Increase (Decrease)	45,928	64,819
Net Assets
Beginning of Period	198,115	133,296
End of Period[2]	244,043	198,115

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $169,000 and $360,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,410,000 and $3,307,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Financial Highlights

	Six Months				Oct. 19,
	Ended				2011[1] to
	June 30,	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.63	$25.72	$22.82	$20.47	$20.00
Investment Operations
Net Investment Income	. 417 [2]	.521[2]	.505[2]	.487[2]	.300[2]
Capital Gain Distributions Received	. 302 [2]	.172[2]	. 263 [2]	. 276 [2]	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.277)	1.066	2.612	1.657	.170
Total from Investment Operations	.442	1.759	3.380	2.420	.470
Distributions
Dividends from Net Investment Income	(.417)	(.370)	(.245)	(.064)	—
Distributions from Realized Capital Gains	(.385)	(.479)	(.235)	(.006)	—
Total Distributions	(.802)	(.849)	(.480)	(.070)	—
Net Asset Value, End of Period	$26.27	$26.63	$25.72	$22.82	$20.47

Total Return	1.65%	7.03%	15.02%	11.84%	2.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$244	$198	$133	$63	$13
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.19%	0.19%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	1.88%	2.00%	2.08%	2.21%	1.24%[3]
Portfolio Turnover Rate	7%	9%	21%	12%	2%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Notes to Financial Statements

Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each portfolio is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2015, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2015, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Moderate Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $232,185,000. Net unrealized appreciation of investment securities for tax purposes was $11,812,000, consisting of unrealized gains of $14,339,000 on securities that had risen in value since their purchase and $2,527,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	2,007	2,629
Issued in Lieu of Cash Distributions	246	186
Redeemed	(403)	(558)
Net Increase (Decrease) in Shares Outstanding	1,850	2,257

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			June 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	16,257	3,272	202	7	—	20,119
Vanguard Market Liquidity Fund	117	NA1	NA1	—	—	53
Vanguard Total International
Bond Index Fund	15,680	3,599	—	115	—	18,987
Vanguard Total International
Stock Index Fund	35,509	7,920	1,166	573	—	43,636
Vanguard Variable Insurance
Fund—Equity Index Portfolio	66,383	19,298	1,127	1,209	2,215	81,936
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	64,254	22,276	5,054	1,563	293	79,266
Total	198,200	56,365	7,549	3,467	2,508	243,997
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,016.54	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	0.80

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (181/365).

Vanguard Moderate Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Moderate Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services since the portfolio’s inception in 2011, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Money Market Portfolio

Returns for money market funds and savings accounts have been hamstrung by the Federal Reserve’s target of 0%–0.25% for short-term interest rates since 2008. The Money Market Portfolio’s return of 0.06% stems from this overarching environment, which in turn, reflects the Fed’s extraordinary efforts to stimulate and sustain economic growth.

Nonetheless, the portfolio’s return was a touch ahead of the 0.00% result of both its benchmark and its variable insurance money market fund peers. The portfolio also maintained a net asset value of $1 per share during the period, as is expected but not guaranteed. On June 30, 2015, the portfolio’s 7-day SEC yield was 0.12%, up from 0.10% six months earlier.

Please note that the portfolio returns and yield of Vanguard Variable Insurance Fund Money Market Portfolio are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses. Accordingly, given the low rate environment, it is possible that while the portfolio maintains a $1 net asset value, the value of shares of the portfolio held indirectly through either Vanguard Variable Annuity or one of the other plans that invest in the portfolio could fall below $1.

Also, just a reminder that in 2014, the Securities and Exchange Commission adopted regulatory changes governing money market funds, which fund sponsors must adopt by October 2016. Your portfolio’s last annual report noted that the vast majority of investors in Vanguard money market funds would not be affected by the new rules—and that’s still the case.

Safety and liquidity are top two priorities

The Fed has been careful to take a “wait and see” approach to raising interest rates and has indicated that any changes will depend on the progress of the economy, which has emitted positive and negative signals over the past six months. While there had been signs that the Fed might begin to raise rates in the middle of the year, it now appears unlikely that a rate hike will occur before September.

Of course, investors have had good reason to be discouraged with money market returns over the past six-plus years, especially if they have traditionally relied on such investments for income. Delivering income is one of the Money Market Portfolio’s main objectives, but it’s third behind providing safety and liquidity. The portfolio’s advisor, Vanguard Fixed Income Group, takes a conservative approach and invests only in holdings from top-tier issuers (as determined by nationally recognized credit-rating services). Every potential investment is researched by our team of experienced credit analysts.

Yankee/foreign issues are the portfolio’s largest single investment. These securities, denominated in U.S. dollars to eliminate currency risk, are from highly rated foreign issuers and do not include financial paper from economically troubled countries in southern Europe. The Fixed Income Group, which has avoided any direct exposure to Greece in recent years, has taken the additional step of ensuring it has no indirect exposure either.

Treasury floating-rate notes became cheaper toward the end of last year, and the Fixed Income Group has increased its allocation to these securities with the objective of adding value through a high-safety instrument.

Total Returns
Six Months Ended
June 30, 2015
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.12%)	0.06%
Citigroup Three-Month U.S. Treasury Bill Index	0.00
Variable Insurance Money Market Funds Average[1]	0.00

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Money Market
	Portfolio	Funds Average
Money Market Portfolio	0.16%	0.22%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. The peer-group expense ratio is derived from data provided by Lipper and captures information through year-end 2014. In most, if not all, cases, the expense ratios for funds in the peer group are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors.
In contrast, the expense ratio for Vanguard Money Market Portfolio shown in the table above does not reflect expense reductions. For the six months ended June 30, 2015, the portfolio’s annualized expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized expense ratio was 0.16%.

Vanguard Money Market Portfolio

Portfolio Profile
As of June 30, 2015

Financial Attributes

Yield[1]	0.12%
Average Weighted Maturity	44 days
Expense Ratio[2]	0.16%

Sector Diversification[3] (% of portfolio)

Certificates of Deposit	8.6%
U.S. Commercial Paper	10.4
U.S. Government Obligations	35.3
U.S. Treasury Bills	2.5
Yankee/Foreign	41.5
Other	1.7

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Credit Quality. The Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7.

1 7-day SEC yield.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the portfolio’s annualized expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized expense ratio was 0.16%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of June 30, 2015, was 0.12%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception Date	One Year	Five Years	Ten Years
Money Market Portfolio	5/2/1991	0.10%	0.14%	1.62%

1 Six months ended June 30, 2015.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend information.

Vanguard Money Market Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Face					Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations		(37.6%)
[2]	Fannie Mae Discount Notes	0.075%	7/1/15	3,000	3,000
[2]	Fannie Mae Discount Notes	0.080%	7/8/15	1,115	1,115
[2]	Fannie Mae Discount Notes	0.075%–0.090%	7/15/15	2,200	2,200
[2]	Fannie Mae Discount Notes	0.050%	7/22/15	10,900	10,900
[2]	Fannie Mae Discount Notes	0.050%	8/3/15	16,000	15,999
[3]	Federal Home Loan Bank
	Discount Notes	0.065%	7/1/15	5,000	5,000
[3]	Federal Home Loan Bank
	Discount Notes	0.070%–0.085%	7/6/15	25,542	25,542
[3]	Federal Home Loan Bank
	Discount Notes	0.075%–0.089%	7/8/15	17,450	17,450
[3]	Federal Home Loan Bank
	Discount Notes	0.078%–0.080%	7/10/15	5,100	5,100
[3]	Federal Home Loan Bank
	Discount Notes	0.080%	7/13/15	1,000	1,000
[3]	Federal Home Loan Bank
	Discount Notes	0.080%–0.095%	7/15/15	18,479	18,478
[3]	Federal Home Loan Bank
	Discount Notes	0.080%	7/16/15	1,025	1,025
[3]	Federal Home Loan Bank
	Discount Notes	0.075%–0.090%	7/17/15	13,325	13,324
[3]	Federal Home Loan Bank
	Discount Notes	0.076%–0.090%	7/22/15	13,373	13,372
[3]	Federal Home Loan Bank
	Discount Notes	0.075%–0.090%	7/24/15	9,915	9,914
[3]	Federal Home Loan Bank
	Discount Notes	0.075%–0.092%	7/29/15	3,675	3,675
[3]	Federal Home Loan Bank
	Discount Notes	0.070%–0.080%	7/31/15	7,300	7,299
[3]	Federal Home Loan Bank
	Discount Notes	0.075%	8/3/15	2,000	2,000
[3]	Federal Home Loan Bank
	Discount Notes	0.070%–0.095%	8/5/15	18,020	18,019
[3]	Federal Home Loan Bank
	Discount Notes	0.070%–0.071%	8/7/15	40,000	39,997
[3]	Federal Home Loan Bank
	Discount Notes	0.070%	8/11/15	2,300	2,300
[3]	Federal Home Loan Bank
	Discount Notes	0.070%–0.100%	8/12/15	8,893	8,892
[3]	Federal Home Loan Bank
	Discount Notes	0.070%	8/13/15	4,000	4,000
[3]	Federal Home Loan Bank
	Discount Notes	0.065%–0.096%	8/14/15	16,475	16,473
[3]	Federal Home Loan Bank
	Discount Notes	0.075%	8/17/15	575	575
[3]	Federal Home Loan Bank
	Discount Notes	0.100%	8/19/15	2,600	2,600
[3]	Federal Home Loan Bank
	Discount Notes	0.070%	8/21/15	3,575	3,575
[3]	Federal Home Loan Bank
	Discount Notes	0.100%	10/2/15	1,500	1,500
[2,4] Federal National Mortgage Assn.		0.155%	8/5/15	15,000	15,000
[2,4] Federal National Mortgage Assn.		0.177%	10/21/15	1,000	1,000

[2]	Freddie Mac Discount Notes	0.080%–0.085%	7/7/15	7,742	7,742
[2]	Freddie Mac Discount Notes	0.080%	7/14/15	2,205	2,205
[2]	Freddie Mac Discount Notes	0.050%–0.075%	7/21/15	11,200	11,200
[2]	Freddie Mac Discount Notes	0.050%	7/22/15	1,000	1,000
[2]	Freddie Mac Discount Notes	0.048%	8/3/15	5,000	5,000
[2]	Freddie Mac Discount Notes	0.057%	8/10/15	8,000	7,999
[2]	Freddie Mac Discount Notes	0.060%	8/11/15	4,700	4,700
[2]	Freddie Mac Discount Notes	0.063%	8/17/15	4,000	4,000
[2]	Freddie Mac Discount Notes	0.095%	9/2/15	1,750	1,750
	United States Treasury Bill	0.135%	7/2/15	20,000	20,000
	United States Treasury Bill	0.160%	9/17/15	8,000	7,997
	United States Treasury Floating
	Rate Note	0.060%	1/31/16	3,000	2,999
	United States Treasury Floating
	Rate Note	0.084%	4/30/16	2,000	2,000
	United States Treasury Floating
	Rate Note	0.068%	10/31/16	14,500	14,489
	United States Treasury Floating
	Rate Note	0.099%	1/31/17	24,296	24,295
	United States Treasury Note/Bond	4.250%	8/15/15	15,122	15,200
	United States Treasury Note/Bond	1.250%	8/31/15	3,500	3,507
	United States Treasury Note/Bond	1.250%	9/30/15	25,000	25,074
Total U.S. Government and Agency Obligations (Cost $431,481)					431,481
Commercial Paper (35.1%)
Bank Holding Company (0.3%)
	State Street Corp.	0.190%	7/27/15	1,500	1,500
	State Street Corp.	0.200%	9/18/15	1,500	1,499
					2,999
Finance—Auto (4.8%)
	American Honda Finance Corp.	0.150%	7/22/15	5,000	4,999
	American Honda Finance Corp.	0.140%	8/6/15	15,000	14,998
	American Honda Finance Corp.	0.150%	8/21/15	750	750
	American Honda Finance Corp.	0.140%	8/26/15	2,500	2,499
	American Honda Finance Corp.	0.140%	9/4/15	2,000	1,999
	American Honda Finance Corp.	0.140%	9/8/15	1,000	1,000
	American Honda Finance Corp.	0.140%	9/9/15	750	750
	American Honda Finance Corp.	0.140%	9/10/15	500	500
	American Honda Finance Corp.	0.140%	9/11/15	500	500
[5]	BMW US Capital LLC	0.160%	7/6/15	9,500	9,500
[5]	BMW US Capital LLC	0.140%	8/10/15	750	750
[5]	BMW US Capital LLC	0.140%	9/8/15	250	250
[5]	BMW US Capital LLC	0.140%	9/9/15	1,500	1,500
[5]	BMW US Capital LLC	0.140%	9/14/15	1,250	1,250
	Toyota Motor Credit Corp.	0.170%	7/2/15	2,000	2,000
	Toyota Motor Credit Corp.	0.290%	8/3/15	1,000	1,000
	Toyota Motor Credit Corp.	0.250%	8/20/15	2,250	2,249
	Toyota Motor Credit Corp.	0.250%	11/2/15	500	499
	Toyota Motor Credit Corp.	0.280%	11/23/15	1,000	999
[4]	Toyota Motor Credit Corp.	0.267%	11/24/15	2,000	2,000
	Toyota Motor Credit Corp.	0.280%	12/3/15	1,000	999
	Toyota Motor Credit Corp.	0.287%	4/15/16	4,000	4,000
					54,991

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
Finance—Other (2.1%)
[4]	General Electric Capital Corp.	0.245%	7/15/15	1,500	1,500
	General Electric Capital Corp.	0.280%	8/3/15	4,000	3,999
	General Electric Capital Corp.	0.280%	8/4/15	2,000	2,000
[4]	General Electric Capital Corp.	0.258%	8/11/15	500	500
	General Electric Capital Corp.	0.270%	8/24/15	2,000	1,999
	General Electric Capital Corp.	0.301%	9/17/15	250	250
	General Electric Capital Corp.	0.301%	9/24/15	1,250	1,249
	General Electric Capital Corp.	0.321%	12/7/15	2,000	1,997
	General Electric Capital Corp.	0.321%	12/8/15	2,000	1,997
	General Electric Capital Corp.	0.321%	12/23/15	2,000	1,997
[5]	Old Line Funding LLC	0.200%	8/5/15	3,900	3,899
[5]	Old Line Funding LLC	0.180%	8/6/15	1,000	1,000
[5]	Old Line Funding LLC	0.200%	8/25/15	2,000	1,999
					24,386
Foreign Banks (10.0%)
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.236%	7/27/15	2,000	2,000
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.245%	8/4/15	4,000	4,000
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.266%	10/27/15	2,000	2,000
[5]	Australia & New Zealand Banking
	Group, Ltd.	0.280%	10/30/15	1,600	1,598
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.273%	11/3/15	3,500	3,500
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.295%	1/15/16	4,000	4,000
[5]	Australia & New Zealand Banking
	Group, Ltd.	0.296%	1/29/16	2,000	2,000
[5]	Australia & New Zealand Banking
	Group, Ltd.	0.296%	1/29/16	3,000	3,000
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.294%	4/8/16	3,000	3,000
[4,5] Bank of Nova Scotia		0.265%	10/5/15	3,500	3,500
[5]	Bank of Nova Scotia	0.310%	11/2/15	4,600	4,595
[5]	Bank of Nova Scotia	0.310%	12/1/15	5,000	4,993
[5]	Commonwealth Bank of Australia	0.250%	7/2/15	3,000	3,000
[5]	Commonwealth Bank of Australia	0.271%	10/6/15	2,000	2,000
[5]	Commonwealth Bank of Australia	0.274%	10/9/15	2,000	2,000
[5]	Commonwealth Bank of Australia	0.275%	10/13/15	3,000	3,000
[4,5] Commonwealth Bank of Australia		0.287%	2/19/16	2,000	2,000
[4,5] Commonwealth Bank of Australia		0.307%	3/14/16	2,250	2,250
[4,5] Commonwealth Bank of Australia		0.297%	3/31/16	1,500	1,500
[4,5] Commonwealth Bank of Australia		0.327%	5/23/16	5,000	5,000
[5]	National Australia Bank Ltd.	0.190%	8/24/15	5,000	4,999
[5]	National Australia Bank Ltd.	0.270%	8/25/15	10,000	9,996
[5]	National Australia Bank Ltd.	0.310%	12/1/15	5,000	4,993
[5]	National Australia Bank Ltd.	0.341%	12/14/15	5,000	4,992
[4,5] Westpac Banking Corp.		0.274%	9/2/15	7,000	7,000
[4,5] Westpac Banking Corp.		0.276%	9/15/15	7,000	7,000
[4,5] Westpac Banking Corp.		0.297%	2/22/16	3,500	3,500
[4,5] Westpac Banking Corp.		0.305%	4/4/16	5,000	5,000
[4,5] Westpac Banking Corp.		0.336%	5/27/16	3,000	3,000
[4,5] Westpac Banking Corp.		0.333%	6/2/16	5,000	5,000
					114,416
Foreign Governments (6.7%)
[5]	CDP Financial Inc.	0.230%	7/2/15	750	750
[5]	CDP Financial Inc.	0.230%	7/20/15	1,000	1,000
[5]	CDP Financial Inc.	0.180%–0.230%	7/21/15	1,750	1,750
[5]	CDP Financial Inc.	0.180%	7/22/15	7,000	6,999
[5]	CDP Financial Inc.	0.230%	7/23/15	250	250
[5]	CDP Financial Inc.	0.190%	8/5/15	500	500
[5]	CDP Financial Inc.	0.170%	8/14/15	250	250
[5]	CDP Financial Inc.	0.170%–0.190%	8/17/15	10,500	10,497
[5]	CDP Financial Inc.	0.180%–0.200%	9/15/15	500	500
[5]	CDP Financial Inc.	0.200%	9/16/15	250	250
[5]	CDP Financial Inc.	0.190%	9/30/15	250	250
[6]	CPPIB Capital Inc.	0.155%	7/8/15	1,000	1,000

[6]	CPPIB Capital Inc.	0.150%	7/16/15	250	250
[6]	CPPIB Capital Inc.	0.155%	7/28/15	500	500
[6]	CPPIB Capital Inc.	0.160%	8/5/15	500	500
[6]	CPPIB Capital Inc.	0.155%	9/3/15	1,500	1,499
[6]	CPPIB Capital Inc.	0.150%–0.155%	9/9/15	3,823	3,822
[6]	CPPIB Capital Inc.	0.155%–0.160%	9/10/15	2,000	1,999
[6]	CPPIB Capital Inc.	0.160%	9/11/15	250	250
[6]	CPPIB Capital Inc.	0.150%	9/14/15	500	500
[6]	CPPIB Capital Inc.	0.190%–0.200%	10/15/15	1,800	1,799
[6]	CPPIB Capital Inc.	0.205%	10/30/15	2,000	1,998
[6]	CPPIB Capital Inc.	0.205%	11/2/15	4,250	4,247
[6]	CPPIB Capital Inc.	0.205%	11/9/15	250	250
[6]	CPPIB Capital Inc.	0.205%	11/10/15	2,750	2,748
[6]	CPPIB Capital Inc.	0.205%	11/12/15	750	749
	Export Development Canada	0.200%	10/13/15	1,000	999
[5]	Hydro-Quebec	0.070%	7/6/15	2,737	2,737
[5]	Hydro-Quebec	0.070%	7/7/15	1,000	1,000
[5]	Hydro-Quebec	0.140%	8/31/15	1,000	1,000
	Province of Ontario	0.140%	8/26/15	3,000	2,999
	Province of Ontario	0.140%	8/28/15	1,000	1,000
	Province of Ontario	0.140%	9/1/15	1,500	1,499
[6]	PSP Capital Inc.	0.160%	7/6/15	500	500
[6]	PSP Capital Inc.	0.170%	7/7/15	250	250
[6]	PSP Capital Inc.	0.160%	7/17/15	250	250
[6]	PSP Capital Inc.	0.160%	7/20/15	250	250
[6]	PSP Capital Inc.	0.160%	7/30/15	250	250
[6]	PSP Capital Inc.	0.160%	8/4/15	250	250
[6]	PSP Capital Inc.	0.165%	8/12/15	5,000	4,999
[6]	PSP Capital Inc.	0.240%	8/17/15	500	500
[6]	PSP Capital Inc.	0.240%	8/20/15	1,000	1,000
[6]	PSP Capital Inc.	0.160%–0.190%	9/8/15	750	750
[6]	PSP Capital Inc.	0.270%	9/17/15	1,000	999
[6]	PSP Capital Inc.	0.170%	9/18/15	500	500
[6]	PSP Capital Inc.	0.270%	9/21/15	500	500
[6]	PSP Capital Inc.	0.180%	9/28/15	500	500
[5]	Quebec	0.070%	7/2/15	750	750
[5]	Quebec	0.140%	8/31/15	250	250
[5]	Quebec	0.145%	9/1/15	6,000	5,998
[5]	Quebec	0.150%	9/14/15	250	250
[5]	Quebec	0.150%	9/15/15	250	250
[5]	Quebec	0.150%	9/17/15	1,000	1,000
[5]	Quebec	0.150%	9/22/15	1,000	1,000
					77,337
Foreign Industrial (6.9%)
[5]	BASF SE	0.140%	7/1/15	500	500
[5]	BASF SE	0.140%	7/7/15	250	250
[5]	BASF SE	0.210%	8/26/15	1,000	1,000
[5]	BASF SE	0.210%	9/1/15	2,000	1,999
[5]	BASF SE	0.170%–0.220%	9/28/15	5,585	5,582
[5]	BASF SE	0.170%–0.300%	9/29/15	4,500	4,497
[5]	BASF SE	0.170%	9/30/15	1,000	999
[5]	Nestle Capital Corp.	0.250%	7/15/15	5,000	4,999
[5]	Nestle Capital Corp.	0.250%	7/17/15	2,500	2,500
[5]	Nestle Capital Corp.	0.175%	8/7/15	1,500	1,500
[5]	Nestle Capital Corp.	0.150%–0.155%	9/8/15	750	750
[5]	Nestle Capital Corp.	0.150%	9/9/15	1,250	1,249
	Nestle Finance International Ltd.	0.175%	8/3/15	1,000	1,000
	Nestle Finance International Ltd.	0.175%	8/4/15	1,000	1,000
	Nestle Finance International Ltd.	0.175%	8/5/15	1,500	1,500
	Nestle Finance International Ltd.	0.175%	8/6/15	1,000	1,000
	Nestle Finance International Ltd.	0.135%	9/14/15	600	600
	Nestle Finance International Ltd.	0.140%	9/15/15	250	250
	Nestle Finance International Ltd.	0.140%	9/18/15	1,000	1,000
	Nestle Finance International Ltd.	0.140%	9/28/15	500	500
	Nestle Finance International Ltd.	0.150%	10/1/15	4,500	4,498
[5]	Novartis Finance Corp.	0.150%	8/3/15	250	250
[5]	Novartis Finance Corp.	0.150%	8/11/15	1,250	1,250
[5]	Novartis Finance Corp.	0.220%	10/1/15	4,000	3,998
[5]	Novartis Finance Corp.	0.220%	10/2/15	500	500

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[5]	Novartis Finance Corp.	0.270%	11/5/15	500	499
[5]	Reckitt Benckiser Treasury
	Services plc	0.230%	7/30/15	2,600	2,599
[5]	Reckitt Benckiser Treasury
	Services plc	0.150%	8/20/15	1,250	1,250
[5]	Reckitt Benckiser Treasury
	Services plc	0.160%	8/27/15	2,000	1,999
[5]	Reckitt Benckiser Treasury
	Services plc	0.150%–0.180%	9/1/15	7,000	6,998
[5]	Reckitt Benckiser Treasury
	Services plc	0.170%	9/8/15	3,000	2,999
[5]	Roche Holdings Inc.	0.130%	7/7/15	250	250
[5]	Shell International Finance BV	0.140%	7/8/15	1,250	1,250
[5]	Shell International Finance BV	0.140%	7/10/15	4,000	4,000
[5]	Shell International Finance BV	0.140%	7/13/15	500	500
[5]	Siemens Capital Co. LLC	0.180%	9/25/15	250	250
[5]	Siemens Capital Co. LLC	0.150%–0.180%	9/28/15	7,000	6,997
[5]	Total Capital Canada Ltd.	0.140%	9/8/15	3,594	3,593
[5]	Total Capital Canada Ltd.	0.140%	9/14/15	500	500
[5]	Total Capital Canada Ltd.	0.220%	10/29/15	791	790
	Toyota Credit Canada Inc.	0.311%	8/10/15	1,000	1,000
	Toyota Credit Canada Inc.	0.290%	11/16/15	500	499
					79,144
Industrial (4.3%)
[5]	Emerson Electric Co.	0.130%	8/13/15	1,000	1,000
[5]	Emerson Electric Co.	0.150%	8/27/15	1,150	1,150
[5]	Emerson Electric Co.	0.140%	8/31/15	500	500
[5]	Emerson Electric Co.	0.150%	9/9/15	250	250
	Exxon Mobil Corp.	0.130%	8/24/15	3,000	2,999
	Exxon Mobil Corp.	0.140%	9/15/15	5,000	4,999
	Exxon Mobil Corp.	0.140%	9/16/15	1,000	1,000
[5]	Google Inc.	0.160%	9/30/15	975	975
[5]	Henkel of America Inc.	0.170%	7/29/15	1,000	1,000
[5]	John Deere Capital Corp.	0.140%	8/6/15	750	750
[5]	John Deere Capital Corp.	0.130%	8/18/15	1,000	1,000
[5]	The Coca-Cola Co.	0.210%	7/17/15	1,500	1,500
[5]	The Coca-Cola Co.	0.250%	8/6/15	3,000	2,999
[5]	The Coca-Cola Co.	0.250%	8/7/15	6,250	6,248
[5]	The Coca-Cola Co.	0.290%	9/3/15	5,500	5,497
[5]	The Coca-Cola Co.	0.290%	9/4/15	1,500	1,499
[5]	The Coca-Cola Co.	0.280%	9/10/15	750	750
[5]	The Coca-Cola Co.	0.270%	9/17/15	1,000	999
[5]	The Coca-Cola Co.	0.160%	9/21/15	1,800	1,799
[5]	The Coca-Cola Co.	0.291%–0.300%	9/23/15	3,000	2,998
[5]	The Coca-Cola Co.	0.291%	9/24/15	2,000	1,999
[5]	The Coca-Cola Co.	0.280%	9/25/15	1,000	999
[5]	The Coca-Cola Co.	0.250%	11/13/15	500	500
[5]	The Coca-Cola Co.	0.240%	11/16/15	1,000	999
[5]	The Coca-Cola Co.	0.240%	11/17/15	250	250
[5]	The Coca-Cola Co.	0.250%	11/18/15	500	499
[5]	The Coca-Cola Co.	0.240%	11/19/15	1,000	999
[5]	The Coca-Cola Co.	0.260%	12/3/15	750	749
[5]	The Coca-Cola Co.	0.260%	12/4/15	750	749
[5]	The Coca-Cola Co.	0.260%	12/7/15	1,000	999
[5]	The Coca-Cola Co.	0.260%	12/8/15	500	499
[5]	The Coca-Cola Co.	0.260%	12/16/15	325	325
					49,478
Total Commercial Paper (Cost $402,751)					402,751
Certificates of Deposit (21.5%)
Domestic Banks (6.1%)
	Citibank NA	0.425%	8/27/15	500	500
	Citibank NA	0.200%	9/24/15	6,000	6,000
	JPMorgan Chase Bank NA	0.250%	7/30/15	250	250
	State Street Bank & Trust Co.	0.180%	7/2/15	2,000	2,000
[4]	State Street Bank & Trust Co.	0.266%	7/13/15	10,000	10,000
[4]	State Street Bank & Trust Co.	0.287%	12/23/15	6,250	6,250
[4]	State Street Bank & Trust Co.	0.286%	12/29/15	3,000	3,000
[4]	State Street Bank & Trust Co.	0.284%	1/6/16	10,000	10,000

[4]	Wells Fargo Bank NA	0.265%	8/17/15	4,000	4,000
[4]	Wells Fargo Bank NA	0.265%	8/18/15	4,500	4,500
[4]	Wells Fargo Bank NA	0.267%	8/21/15	4,000	4,000
[4]	Wells Fargo Bank NA	0.287%	11/20/15	5,000	5,000
[4]	Wells Fargo Bank NA	0.286%	11/25/15	5,000	5,000
[4]	Wells Fargo Bank NA	0.303%	2/9/16	4,000	4,000
[4]	Wells Fargo Bank NA	0.303%	3/9/16	3,000	3,000
[4]	Wells Fargo Bank NA	0.314%	5/6/16	3,000	3,000
					70,500
Eurodollar Certificates of Deposit (1.4%)
	Australia & New Zealand Banking
	Group, Ltd.	0.200%	8/10/15	1,000	1,000
	Australia & New Zealand Banking
	Group, Ltd.	0.240%	9/1/15	3,000	3,000
	Australia & New Zealand Banking
	Group, Ltd.	0.280%	11/2/15	4,000	4,000
	Commonwealth Bank of Australia	0.210%	7/27/15	3,000	3,000
[4]	National Australia Bank Ltd.	0.247%	10/22/15	5,000	5,000
					16,000
Yankee Certificates of Deposit (14.0%)
	Bank of Montreal (Chicago Branch)	0.210%	7/10/15	6,000	6,000
	Bank of Montreal (Chicago Branch)	0.180%	8/20/15	3,500	3,500
	Bank of Montreal (Chicago Branch)	0.220%	9/15/15	5,000	5,000
[4]	Bank of Montreal (Chicago Branch)	0.267%	11/25/15	5,000	5,000
	Bank of Montreal (Chicago Branch)	0.310%	12/3/15	4,000	4,000
	Bank of Montreal (Chicago Branch)	0.310%	12/9/15	4,000	4,000
[4]	Bank of Nova Scotia (Houston Branch)	0.254%	7/6/15	5,000	5,000
[4]	Bank of Nova Scotia (Houston Branch)	0.245%	8/17/15	3,000	3,000
[4]	Bank of Nova Scotia (Houston Branch)	0.244%	9/2/15	5,000	5,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.250%	7/21/15	1,000	1,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.250%	8/3/15	5,000	5,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.270%	8/27/15	5,000	5,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.270%	8/28/15	5,000	5,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.350%	11/13/15	8,000	8,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.350%	11/18/15	750	750
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.350%	11/23/15	3,000	3,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.080%	7/2/15	10,000	10,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.160%	7/2/15	1,500	1,500
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.160%	7/16/15	3,000	3,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.310%	11/2/15	500	500
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.300%	11/16/15	6,000	6,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.360%	1/4/16	8,000	8,000
[4]	Commonwealth Bank of Australia
	(New York Branch)	0.287%	2/24/16	500	500
[4]	Royal Bank of Canada
	(New York Branch)	0.255%	9/18/15	4,750	4,750
[4]	Royal Bank of Canada
	(New York Branch)	0.245%	10/9/15	3,000	3,000
[4]	Royal Bank of Canada
	(New York Branch)	0.247%	10/22/15	4,250	4,250
	Royal Bank of Canada
	(New York Branch)	0.280%	11/3/15	1,000	1,000
[4]	Royal Bank of Canada
	(New York Branch)	0.255%	11/4/15	3,500	3,500
	Royal Bank of Canada
	(New York Branch)	0.300%	11/19/15	7,000	7,000

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[4]	Royal Bank of Canada
	(New York Branch)	0.257%	11/20/15	2,500	2,500
[4]	Royal Bank of Canada
	(New York Branch)	0.297%	12/22/15	1,000	1,000
[4]	Toronto Dominion Bank
	(New York Branch)	0.257%	7/20/15	5,000	5,000
[4]	Toronto Dominion Bank
	(New York Branch)	0.255%	8/4/15	5,000	5,000
	Toronto Dominion Bank
	(New York Branch)	0.260%	8/12/15	3,500	3,500
	Toronto Dominion Bank
	(New York Branch)	0.190%	8/20/15	1,000	1,000
	Toronto Dominion Bank
	(New York Branch)	0.270%	10/5/15	750	750
	Toronto Dominion Bank
	(New York Branch)	0.300%	10/20/15	5,000	5,000
	Toronto Dominion Bank
	(New York Branch)	0.290%	11/13/15	6,000	6,000
	Toronto Dominion Bank
	(New York Branch)	0.300%	11/20/15	500	500
	Toronto Dominion Bank
	(New York Branch)	0.310%	12/1/15	7,000	7,000
	Westpac Banking Corp.
	(New York Branch)	0.276%	8/7/15	1,600	1,600
[4]	Westpac Banking Corp.
	(New York Branch)	0.333%	6/3/16	1,000	1,000
					161,100
Total Certificates of Deposit (Cost $247,600)					247,600
Other Notes (2.4%)
	Bank of America NA	0.250%	7/14/15	1,500	1,500
	Bank of America NA	0.300%	7/17/15	9,000	9,000
	Bank of America NA	0.250%	7/20/15	2,000	2,000
	Bank of America NA	0.240%	8/3/15	4,000	4,000
	Bank of America NA	0.250%	8/6/15	1,750	1,750
	Bank of America NA	0.230%	8/11/15	1,500	1,500
	Bank of America NA	0.250%	8/20/15	1,750	1,750
	Bank of America NA	0.240%	8/24/15	1,500	1,500
	Bank of America NA	0.250%	9/2/15	1,000	1,000
	Bank of America NA	0.240%	9/17/15	4,000	4,000
Total Other Notes (Cost $28,000)					28,000
Corporate Bonds (2.0%)
Finance (0.2%)
	Bank of Nova Scotia	2.050%	10/7/15	1,500	1,507
	JPMorgan Chase Bank NA	0.528%	7/30/15	750	750
					2,257
Industrial (1.8%)
	Caterpillar Financial Services Corp.	0.436%	8/28/15	6,250	6,252
	Toyota Motor Credit Corp.	0.282%	8/26/15	3,500	3,500
	Toyota Motor Credit Corp.	0.436%	9/18/15	1,500	1,500
	Toyota Motor Credit Corp.	0.279%	10/29/15	2,000	2,000
	Toyota Motor Credit Corp.	0.302%	6/13/16	6,000	6,000
	Wal-Mart Stores Inc.	1.500%	10/25/15	1,035	1,039
					20,291
Total Corporate Bonds (Cost $22,548)					22,548

Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
Province of Ontario (Cost $500)	0.327%	8/13/15	500	500
Taxable Municipal Bonds (0.6%)
Taxable Municipal Bonds (0.6%)
[6,7] BlackRock Municipal Bond Trust
TOB VRDO	0.140%	7/1/15	285	285
[6,7] BlackRock Municipal Income
Investment Quality Trust TOB VRDO	0.140%	7/1/15	300	300
[6] BlackRock Municipal Income Trust II
TOB VRDO	0.140%	7/1/15	1,000	1,000
[6,7] BlackRock Municipal Income Trust
TOB VRDO	0.140%	7/1/15	1,650	1,650
[6,7] BlackRock MuniHoldings Fund II, Inc.
TOB VRDO	0.140%	7/1/15	330	330
[6,7] BlackRock MuniHoldings Fund, Inc.
TOB VRDO	0.140%	7/1/15	195	195
[6,7] BlackRock MuniHoldings Quality
Fund II, Inc. TOB VRDO	0.140%	7/1/15	1,550	1,550
[6,7] BlackRock MuniHoldings Quality
Fund II, Inc. TOB VRDO	0.140%	7/1/15	390	390
[6] BlackRock MuniVest Fund, Inc.
TOB VRDO	0.140%	7/1/15	1,000	1,000
[6,7] BlackRock MuniYield Investment
Quality Fund TOB VRDO	0.140%	7/1/15	130	130
[6,7] BlackRock Strategic Municipal Trust
TOB VRDO	0.140%	7/1/15	200	200
[6,7] Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.230%	7/7/15	145	145
[6] Massachusetts Transportation Fund
Revenue TOB VRDO	0.230%	7/7/15	100	100
[6] Seattle WA Municipal Light & Power
Revenue TOB VRDO	0.230%	7/7/15	100	100
Total Taxable Municipal Bonds (Cost $7,375)				7,375
Total Investments (99.3%) (Cost $1,140,255) 1,140,255
Other Assets and Liabilities (0.7%)
Other Assets				12,888
Liabilities				(4,355)
				8,533
Net Assets (100%)
Applicable to 1,148,292,810 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 1,148,788
Net Asset Value per Share				$1.00

Vanguard Money Market Portfolio

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in-Capital	1,148,692
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	96
Net Assets	1,148,788

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.”
At June 30, 2015, the aggregate value of these securities was $278,572,000, representing 24.2% of net assets.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate value of these securities was $40,984,000, representing 3.6% of net assets.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Interest	981
Total Income	981
Expenses
The Vanguard Group—Note B
Investment Advisory Services	15
Management and Administrative	726
Marketing and Distribution	143
Custodian Fees	10
Shareholders’ Reports	3
Total Expenses	897
Expense Reduction—Note B	(557)
Net Expenses	340
Net Investment Income	641
Realized Net Gain (Loss) on
Investment Securities Sold	8
Net Increase (Decrease) in Net Assets
Resulting from Operations	649

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	641	1,193
Realized Net Gain (Loss)	8	9
Net Increase (Decrease) in Net Assets Resulting from Operations	649	1,202
Distributions
Net Investment Income	(641)	(1,193)
Realized Capital Gain	—	—
Total Distributions	(641)	(1,193)
Capital Share Transactions (at $1.00 per share)
Issued	268,513	536,198
Issued in Lieu of Cash Distributions	641	1,193
Redeemed	(317,743)	(647,755)
Net Increase (Decrease) from Capital Share Transactions	(48,589)	(110,364)
Total Increase (Decrease)	(48,581)	(110,355)
Net Assets
Beginning of Period	1,197,369	1,307,724
End of Period	1,148,788	1,197,369

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0006	.001	.001	.001	.002	.002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.0006	.001	.001	.001	.002	.002
Distributions
Dividends from Net Investment Income	(.0006)	(.001)	(.001)	(.001)	(.002)	(.002)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.0006)	(.001)	(.001)	(.001)	(.002)	(.002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.06%	0.10%	0.11%	0.14%	0.17%	0.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,149	$1,197	$1,308	$1,108	$1,218	$1,214
Ratio of Total Expenses to
Average Net Assets	0.06%[1]	0.06%[1]	0.06%[1]	0.06%[1]	0.06%[1]	0.06%[1]
Ratio of Net Investment Income to
Average Net Assets	0.11%	0.10%	0.11%	0.14%	0.17%	0.23%

The expense ratio and net income ratio for the current period have been annualized.
1 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2015, 0.16% for 2014, 0.16% for 2013,
0.16% for 2012, 0.18% for 2011, and 0.18% for 2010. See Note B in the Notes to Financial Statements.

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral. The portfolio had no open repurchase agreements at June 30, 2015.

Vanguard Money Market Portfolio

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $100,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended June 30, 2015, Vanguard’s expenses were reduced by $557,000 (an effective annual rate of 0.10% of the portfolio’s average net assets).

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2015, 100% of the market value of the portfolio’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. At June 30, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 63% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

E. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.56	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.30

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365). If certain fees were not voluntarily waived by Vanguard during the period, the annualized expense ratio would have been 0.16% and the expenses paid in the actual and hypothetical examples above would have been $0.79 and $0.80, respectively.

Vanguard Money Market Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Money Market Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® REIT Index Portfolio

Concerns about the potential for higher U.S. interest rates caused investors to sell off a portion of the strong gains they received from real estate investment trusts last year. As a result, REITs lost some ground and underperformed U.S. stocks for the six months ended June 30, 2015. The REIT Index Portfolio returned –6.31%, in line with its benchmark (–6.19%) but behind the average return of its peers (–5.79%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

REITs were affected by a shift in interest rate expectations

After easily outperforming the overall U.S. stock market in 2014, REITs trailed the market return of close to 2% for the half year.

Two years ago, the REIT market reacted negatively to the announced unwinding of the Federal Reserve’s bond-buying program, which heightened fears of higher short-term interest rates. Higher rates can make financing more expensive for REITs.

Despite the end of the buying program in late 2014, rates stayed close to rock-bottom levels, and REITs posted robust returns last year. But during the first half of 2015, investors once more became wary of the prospect of higher short-term rates and REITs suffered again, this time more significantly. The Fed has signaled that the ongoing recovery in the U.S. economy could soon trigger the first hike in its official short-term rate in nearly a decade.

When short-term rates do rise, REITs could become less desirable. They have benefited from the current low-yield environment because their regular dividends have been attractive to investors willing to take on the risk of equity volatility.

On the other hand, if rates rise slowly in response to a stronger economy, REITs could ultimately benefit from increased demand.

The largest REIT arena, retail, returned –7%. Four other subsectors all returned between –10% and –12%: hotel and resort, diversified, industrial, and health care REITs. Office REITs returned –6%.

The second-largest subset, residential REITs, eked out a positive 1% return as demand for apartments remained strong in the wake of the slump in home ownership. The only other subset to avoid a loss was specialized REITs, which also advanced 1%.

As your investment costs go down, your chance for success can go up

The backtracking of the REIT market we’ve seen this year is a fresh reminder that market fortunes can turn and are, in fact, beyond any investor’s control. But fortunately, you can control how much you pay to invest. And what you pay can greatly affect your chance for success.

As you know, at Vanguard, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

In a welcome development, investors are recognizing the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of mutual fund cash flows have gone into funds that charge the lowest 20% in terms of their expenses. We applaud this trend because it means investors are keeping more of their returns. By doing so, they’re giving themselves a better chance of reaching their goals.

Staying broadly diversified across all market segments is also a smart strategy. Although REITs make up only a small part of the U.S. stock market, the REIT Index Portfolio can be a suitable component of a diversified, cost-efficient financial approach.

Total Returns
Six Months Ended
June 30, 2015
Vanguard REIT Index Portfolio	–6.31%
MSCI US REIT Index	–6.19
Variable Insurance Real Estate Funds Average[1]	–5.79

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.27%	1.08%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the portfolio’s annualized expense ratio was 0.23%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard REIT Index Portfolio

Portfolio Profile
As of June 30, 2015

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	144	144	3,854
Median Market Cap	$9.1B	$9.1B	$49.5B
Price/Earnings Ratio	34.1x	34.1x	21.6x
Price/Book Ratio	2.2x	2.2x	2.8x
Dividend Yield[3]	4.0%	4.0%	1.9%
Return on Equity	5.8%	5.8%	17.4%
Earnings Growth Rate	19.5%	19.5%	11.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	20%	—	—
Expense Ratio[5]	0.27%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.05
Beta	1.00	0.35

Portfolio Allocation by REIT Type

Retail	24.7%
Residential	17.1
Office	16.7
Health Care	13.0
Specialized	9.1
Hotel & Resort	7.8
Diversified	7.5
Industrial	4.1

Ten Largest Holdings[6] (% of total net assets)

Simon Property Group
Inc.	Retail REITs	8.2%
Public Storage	Specialized REITs	4.1
Equity Residential	Residential REITs	3.9
Health Care REIT Inc.	Health Care REITs	3.4
AvalonBay Communities
Inc.	Residential REITs	3.2
Ventas Inc.	Health Care REITs	3.1
Prologis Inc.	Industrial REITs	2.9
Boston Properties Inc.	Office REITs	2.8
HCP Inc.	Health Care REITs	2.5
Vornado Realty Trust	Office REITs	2.4
Top Ten		36.5%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the annualized expense ratio was 0.23%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception Date	One Year	Five Years	Ten Years
REIT Index Portfolio	2/9/1999	3.71%	14.05%	6.94%

1 Six months ended June 30, 2015.
2 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard REIT Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (100.0%)
Diversified REITs (7.5%)
American Realty Capital
Properties Inc.	1,274,921	10,365
Duke Realty Corp.	485,480	9,015
WP Carey Inc.	139,303	8,211
NorthStar Realty Finance
Corp.	463,974	7,377
Liberty Property Trust	209,629	6,754
Spirit Realty Capital Inc.	617,313	5,969
Cousins Properties Inc.	290,150	3,012
Lexington Realty Trust	297,956	2,527
Washington REIT	96,038	2,492
Empire State Realty Trust
Inc.	145,702	2,486
PS Business Parks Inc.	28,493	2,056
Select Income REIT	93,418	1,928
American Assets Trust Inc.	45,938	1,801
STORE Capital Corp.	71,478	1,437
Investors Real Estate Trust	169,331	1,209
First Potomac Realty Trust	82,804	853
RAIT Financial Trust	116,723	713
Winthrop Realty Trust	43,735	663
Whitestone REIT	38,176	497
One Liberty Properties Inc.	18,417	392
		69,757
Health Care REITs (13.0%)
Health Care REIT Inc.	488,520	32,062
Ventas Inc.	465,815	28,922
HCP Inc.	648,822	23,662
Omega Healthcare
Investors Inc.	230,967	7,929
Senior Housing Properties
Trust	330,933	5,808
Healthcare Trust of
America Inc. Class A	176,182	4,219
Medical Properties Trust
Inc.	294,024	3,855
Healthcare Realty Trust
Inc.	140,096	3,259
National Health Investors
Inc.	50,286	3,133
Sabra Health Care REIT
Inc.	91,804	2,363
LTC Properties Inc.	50,000	2,080
New Senior Investment
Group Inc.	118,358	1,582
Physicians Realty Trust	87,033	1,337
Universal Health Realty
Income Trust	17,877	831
CareTrust REIT Inc.	42,425	537
		121,579
Hotel & Resort REITs (7.8%)
Host Hotels & Resorts
Inc.	1,066,749	21,154
Hospitality Properties
Trust	211,102	6,084

	LaSalle Hotel Properties	158,981	5,637
	RLJ Lodging Trust	185,800	5,533
*	Strategic Hotels & Resorts
	Inc.	367,561	4,455
	Sunstone Hotel Investors
	Inc.	293,778	4,410
	Pebblebrook Hotel Trust	101,039	4,333
	DiamondRock Hospitality
	Co.	282,946	3,624
	Ryman Hospitality
	Properties Inc.	64,674	3,435
	Xenia Hotels & Resorts Inc.	149,653	3,253
	Chesapeake Lodging Trust	83,180	2,535
	FelCor Lodging Trust Inc.	188,723	1,865
	Hersha Hospitality Trust
	Class A	63,024	1,616
	Summit Hotel Properties
	Inc.	121,247	1,577
	Chatham Lodging Trust	53,876	1,426
	Ashford Hospitality Trust
	Inc.	139,795	1,183
	Ashford Hospitality Prime
	Inc.	34,173	513
			72,633
Industrial REITs (4.1%)
	Prologis Inc.	721,201	26,756
	DCT Industrial Trust Inc.	124,192	3,905
	First Industrial Realty Trust
	Inc.	156,124	2,924
	EastGroup Properties Inc.	45,380	2,552
	STAG Industrial Inc.	90,998	1,820
	Monmouth Real Estate
	Investment Corp.	73,980	719
			38,676
Office REITs (16.7%)
	Boston Properties Inc.	215,672	26,105
	Vornado Realty Trust	238,142	22,607
	SL Green Realty Corp.	138,843	15,257
	Digital Realty Trust Inc.	190,992	12,735
	Alexandria Real Estate
	Equities Inc.	101,366	8,865
	Kilroy Realty Corp.	121,589	8,165
	BioMed Realty Trust Inc.	286,825	5,547
	Douglas Emmett Inc.	194,332	5,235
	Highwoods Properties Inc.	130,998	5,233
*	Equity Commonwealth	173,519	4,454
	Columbia Property Trust Inc.	167,277	4,107
	Paramount Group Inc.	224,245	3,848
	Piedmont Office Realty
	Trust Inc. Class A	217,345	3,823
	Brandywine Realty Trust	253,126	3,362
	Corporate Office Properties
	Trust	130,410	3,070
	Hudson Pacific Properties
	Inc.	106,092	3,010
	DuPont Fabros Technology
	Inc.	93,113	2,742

CyrusOne Inc.	86,591	2,550
New York REIT Inc.	228,706	2,276
Mack-Cali Realty Corp.	119,146	2,196
Parkway Properties Inc.	117,496	2,049
Gramercy Property Trust
Inc.	78,758	1,841
Government Properties
Income Trust	99,116	1,839
CoreSite Realty Corp.	37,369	1,698
QTS Realty Trust Inc.
Class A	45,864	1,672
Franklin Street Properties
Corp.	127,057	1,437
		155,723
Residential REITs (17.1%)
Equity Residential	512,321	35,950
AvalonBay Communities
Inc.	185,883	29,717
Essex Property Trust Inc.	91,713	19,489
UDR Inc.	364,409	11,672
Camden Property Trust	122,217	9,078
Apartment Investment
& Management Co.
Class A	217,646	8,038
Mid-America Apartment
Communities Inc.	105,947	7,714
American Campus
Communities Inc.	157,910	5,952
Home Properties Inc.	81,361	5,943
Equity LifeStyle Properties
Inc.	112,772	5,930
Sun Communities Inc.	71,542	4,423
Post Properties Inc.	76,928	4,183
American Homes 4 Rent
Class A	237,610	3,811
Associated Estates Realty
Corp.	81,475	2,333
Education Realty Trust Inc.	67,744	2,124
Starwood Waypoint
Residential Trust	53,225	1,265
* American Residential
Properties Inc.	43,025	796
Silver Bay Realty Trust Corp.	48,767	794
Campus Crest Communities
Inc.	91,876	509
		159,721
Retail REITs (24.7%)
Simon Property Group Inc.	442,678	76,592
General Growth Properties
Inc.	810,445	20,796
Macerich Co.	189,246	14,118
Realty Income Corp.	316,936	14,069
Kimco Realty Corp.	581,044	13,097
Federal Realty Investment
Trust	96,602	12,374
Regency Centers Corp.	132,531	7,817
DDR Corp.	431,953	6,678

Vanguard REIT Index Portfolio

		Market
		Value•
	Shares	($000)
National Retail Properties
Inc.	186,617	6,533
Taubman Centers Inc.	89,193	6,199
Brixmor Property Group
Inc.	252,021	5,829
Weingarten Realty
Investors	163,865	5,357
Retail Properties of
America Inc.	333,150	4,641
Tanger Factory Outlet
Centers Inc.	134,424	4,261
CBL & Associates
Properties Inc.	239,727	3,883
WP GLIMCHER Inc.	260,781	3,528
Urban Edge Properties	139,771	2,906
Kite Realty Group Trust	117,687	2,880
Acadia Realty Trust	95,945	2,793
Equity One Inc.	105,842	2,470
Pennsylvania REIT	97,216	2,074
Retail Opportunity
Investments Corp.	131,289	2,051
Ramco-Gershenson
Properties Trust	109,862	1,793
Excel Trust Inc.	85,086	1,342
Alexander’s Inc.	3,229	1,324
Inland Real Estate Corp.	127,587	1,202
Rouse Properties Inc.	57,086	933
Saul Centers Inc.	17,658	868
Agree Realty Corp.	24,681	720
Urstadt Biddle Properties
Inc. Class A	37,548	701
Cedar Realty Trust Inc.	102,125	654
Getty Realty Corp.	37,814	619
		231,102
Specialized REITs (9.1%)
Public Storage	206,846	38,136
Extra Space Storage Inc.	155,677	10,153
Iron Mountain Inc.	281,017	8,712
Corrections Corp. of
America	164,454	5,440
CubeSmart	233,347	5,404
Gaming and Leisure
Properties Inc.	128,006	4,693
EPR Properties	80,298	4,399
Sovran Self Storage Inc.	49,789	4,327
GEO Group Inc.	104,527	3,571
		84,835
Total Investments (100.0%)
(Cost $937,422)		934,026

Market
Value•
($000)
Other Assets and Liabilities (0.0%)
Other Assets	7,317
Liabilities	(7,702)
(385)
Net Assets (100%)
Applicable to 73,986,945 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	933,641
Net Asset Value Per Share	$12.62

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	889,647
Undistributed Net Investment Income	11,512
Accumulated Net Realized Gains	35,878
Unrealized Appreciation (Depreciation)	(3,396)
Net Assets	933,641

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Dividends	13,870
Interest[1]	1
Total Income	13,871
Expenses
The Vanguard Group—Note B
Investment Advisory Services	102
Management and Administrative	959
Marketing and Distribution	108
Custodian Fees	28
Shareholders’ Reports	5
Total Expenses	1,202
Net Investment Income	12,669
Realized Net Gain (Loss)
Capital Gain Distributions Received	2,185
Investment Securities Sold	33,759
Realized Net Gain (Loss)	35,944
Change in Unrealized Appreciation
(Depreciation) of Investment Securities (113,373)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(64,760)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,669	21,720
Realized Net Gain (Loss)	35,944	34,480
Change in Unrealized Appreciation (Depreciation)	(113,373)	155,898
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,760)	212,098
Distributions
Net Investment Income	(18,254)	(21,192)
Realized Capital Gain[2]	(34,545)	(40,415)
Total Distributions	(52,799)	(61,607)
Capital Share Transactions
Issued	114,300	264,168
Issued in Lieu of Cash Distributions	52,799	61,607
Redeemed	(125,244)	(121,670)
Net Increase (Decrease) from Capital Share Transactions	41,855	204,105
Total Increase (Decrease)	(75,704)	354,596
Net Assets
Beginning of Period	1,009,345	654,749
End of Period[3]	933,641	1,009,345

1 Interest income from an affiliated company of the portfolio was $1,000.
2 Includes fiscal 2015 and 2014 short-term gain distributions totaling $1,018,000 and $877,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,512,000 and $17,097,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.17	$11.87	$12.12	$10.90	$10.35	$8.30
Investment Operations
Net Investment Income	.167	.307	.308	.264	.231	.198
Net Realized and Unrealized Gain (Loss)
on Investments	(.991)	3.061	.002	1.594	.634	2.108
Total from Investment Operations	(.824)	3.368	.310	1.858	.865	2.306
Distributions
Dividends from Net Investment Income	(.251)	(.367)	(.255)	(.233)	(.185)	(.256)
Distributions from Realized Capital Gains	(.475)	(.701)	(.305)	(.405)	(.130)	—
Total Distributions	(.726)	(1.068)	(.560)	(.638)	(.315)	(.256)
Net Asset Value, End of Period	$12.62	$14.17	$11.87	$12.12	$10.90	$10.35

Total Return	–6.31%	30.11%	2.33%	17.46%	8.44%	28.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$934	$1,009	$655	$644	$516	$466
Ratio of Total Expenses to
Average Net Assets	0.23%	0.27%	0.27%	0.28%	0.28%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.45%	3.96%	2.50%	2.36%	2.21%	2.23%
Portfolio Turnover Rate	20%	11%	19%	8%	13%	17%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $88,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard REIT Index Portfolio

At June 30, 2015, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $937,422,000. Net unrealized depreciation of investment securities for tax purposes was $3,396,000, consisting of unrealized gains of $86,958,000 on securities that had risen in value since their purchase and $90,354,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2015, the portfolio purchased $111,306,000 of investment securities and sold $104,617,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	7,950	20,295
Issued in Lieu of Cash Distributions	3,777	5,186
Redeemed	(8,983)	(9,411)
Net Increase (Decrease) in Shares Outstanding	2,744	16,070

At June 30, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 52% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$936.86	$1.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.65	1.15

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard REIT Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund REIT Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Short-Term Investment-Grade Portfolio

Short-term bonds performed better than the broad U.S. bond market over the period ended June 30, 2015. The Short-Term Investment-Grade Portfolio’s performance reflected this market climate, as the portfolio returned 0.93% for the period. If not for income returns, the portfolio would have lost value as prices declined. The portfolio was in line with its benchmark, which returned 1.04%, and surpassed the average return for its peer group of 0.68%.

Yields rose overall during the half year, but more modestly on the shorter end of the yield curve. The portfolio’s 30-day SEC yield was 1.78% on June 30, up from 1.67% six months earlier.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Shorter-term bonds proved more resilient

Competing forces triggered volatility in the broad U.S. bond market, which circled back to a slightly negative return for the six months ended June 30, 2015. Even though the Federal Reserve has been extremely cautious in its approach to raising short-term interest rates, the prospect of an eventual hike is still a concern to investors, as it may reduce the value of outstanding bonds. At the same time, bond prices received some support from investors seeking safe-haven assets amid the Greek debt crisis and sketchy global economic growth.

Bonds at the shorter end of the maturity spectrum were affected less than the broad bond market as longer-term bonds are more vulnerable to an increase in interest rates. Investors who preferred the perceived safety of shorter-term maturities generally received higher returns than those who opted for longer-dated bonds.

Vanguard Fixed Income Group, the portfolio’s advisor, also found several opportunities to add value. The portfolio benefited from its exposure to commercial mortgage-backed securities, for example, which are not included in the benchmark. Security selection was generally positive, especially among foreign agencies.

However, the advisor’s conservative investment strategy wasn’t a help in this period. The Fixed Income Group traditionally maintains an allocation to short-term Treasury securities for liquidity purposes. This exposure muted returns as the Treasury holdings lagged the portfolio’s investment-grade bonds of comparable maturities.

There was a negligible impact from the portfolio’s shorter duration, a measure of its sensitivity to interest rate changes. Compared with the benchmark’s duration of 2.8 years, the portfolio’s average duration as of June 30 was 2.6 years. However, the portfolio’s exposure to securities with maturities greater than five years dragged on performance as rates rose on the longer end of the curve.

Total Returns
Six Months Ended
June 30, 2015
Vanguard Short-Term Investment-Grade Portfolio	0.93%
Barclays U.S. 1–5 Year Credit Bond Index	1.04
Variable Insurance Short-Intermediate Investment Grade Debt Funds Average[1]	0.68

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Short-Intermediate
		Investment Grade Debt
	Portfolio	Funds Average
Short-Term Investment-Grade Portfolio	0.20%	0.61%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the portfolio’s annualized expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of June 30, 2015

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	2,038	2,292	9,454
Yield[3]	1.8%	1.9%	2.4%
Yield to Maturity	1.9%[4]	1.9%	2.4%
Average Coupon	3.1%	3.5%	3.2%
Average Effective
Maturity	3.1 years	2.9 years	7.8 years
Average Duration	2.6 years	2.8 years	5.6 years
Expense Ratio[5]	0.20%	—	—
Short-Term Reserves	1.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.68
Beta	0.87	0.37

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	15.6%
1–3 Years	46.3
3–5 Years	26.8
5–7 Years	5.2
7–10 Years	5.6
10–20 Years	0.0
20–30 Years	0.3
Over 30 Years	0.2

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	17.7%
Finance	29.6
Foreign	7.2
Government Mortgage-Backed	0.5
Industrial	29.1
Treasury/Agency	10.6
Utilities	4.2
Other	1.1

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. 1–5 Year Credit Bond Index.
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the portfolio’s annualized expense ratio was 0.16%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Portfolio	2/8/1999	1.03%	2.45%	0.42%	3.28%	3.70%

1 Six months ended June 30, 2015.
See Financial Highlights for dividend and capital gains information.

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s
Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the
SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (10.4%)
U.S. Government Securities (10.3%)
United States Treasury Inflation
Indexed Bonds	0.750%	2/15/45	2,500	2,273
United States Treasury Note/Bond	0.250%	12/15/15	3,800	3,802
United States Treasury Note/Bond	0.250%	12/31/15	9,300	9,304
United States Treasury Note/Bond	2.125%	12/31/15	4,500	4,544
United States Treasury Note/Bond	0.375%	3/15/16	4,500	4,505
United States Treasury Note/Bond	1.750%	5/31/16	4,200	4,255
[1] United States Treasury Note/Bond	0.500%	6/15/16	13,800	13,828
United States Treasury Note/Bond	0.500%	6/30/16	9,000	9,016
United States Treasury Note/Bond	0.625%	7/15/16	7,200	7,220
United States Treasury Note/Bond	1.000%	8/31/16	8,100	8,157
United States Treasury Note/Bond	0.875%	9/15/16	2,300	2,313
United States Treasury Note/Bond	0.500%	9/30/16	50	50
United States Treasury Note/Bond	0.375%	10/31/16	3,850	3,846
United States Treasury Note/Bond	1.000%	10/31/16	9,000	9,066
United States Treasury Note/Bond	0.625%	9/30/17	1,000	997
[2] United States Treasury Note/Bond	0.875%	11/15/17	13,500	13,521
United States Treasury Note/Bond	1.000%	12/15/17	4,350	4,367
United States Treasury Note/Bond	0.875%	1/15/18	6,000	6,000
United States Treasury Note/Bond	0.750%	3/31/18	1,100	1,094
United States Treasury Note/Bond	0.750%	4/15/18	1,000	994
United States Treasury Note/Bond	1.125%	6/15/18	21,650	21,725
				130,877
Conventional Mortgage-Backed Securities (0.0%)
[3,4] Fannie Mae Pool	6.000%	12/1/16	10	11
[3,4] Fannie Mae Pool	6.500%	9/1/16	10	10
[3,4] Freddie Mac Gold Pool	6.000%	4/1/17	11	12
				33
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4,5] Fannie Mae Pool	2.125%	12/1/32	11	11
[3,4,5] Fannie Mae Pool	2.250%	9/1/32	8	9
[3,4,5] Fannie Mae Pool	2.285%	8/1/33	123	128
[3,4,5] Fannie Mae Pool	2.310%	7/1/32	9	10
[3,4,5] Fannie Mae Pool	2.318%	6/1/33	94	99
[3,4,5] Fannie Mae Pool	2.340%	9/1/32	1	1
[3,4,5] Fannie Mae Pool	2.356%	2/1/37	36	38
[3,4,5] Fannie Mae Pool	2.425%	7/1/33	177	182
[3,4,5] Fannie Mae Pool	2.439%	8/1/37	15	16
[3,4,5] Fannie Mae Pool	2.460%	5/1/33	76	81
[3,4,5] Fannie Mae Pool	2.586%	5/1/33	17	18
[3,4,5] Freddie Mac Non Gold Pool	2.250%	8/1/37	56	61
[3,4,5] Freddie Mac Non Gold Pool	2.379%	9/1/32	6	7
[3,4,5] Freddie Mac Non Gold Pool	2.393%	9/1/32	24	24
[3,4,5] Freddie Mac Non Gold Pool	2.461%	10/1/32–
		8/1/33	41	44
[3,4,5] Freddie Mac Non Gold Pool	2.551%	1/1/33	13	15
[3,4,5] Freddie Mac Non Gold Pool	2.586%	2/1/33	15	15
				759
Total U.S. Government and Agency Obligations (Cost $131,649)				131,669
Asset-Backed/Commercial Mortgage-Backed Securities (18.0%)
[3,5] Ally Master Owner Trust Series 2010-4 1.256%		8/15/17	658	659
[3,5,6] Ally Master Owner Trust Series 2010-4 1.735%		8/15/17	990	991
[3,5,6] Ally Master Owner Trust Series 2010-4 2.135%		8/15/17	750	751
[3]	Ally Master Owner Trust Series 2012-5 1.540%	9/15/19	2,050	2,057
[3,5] Ally Master Owner Trust Series 2014-1 0.655%		1/15/19	250	250

[3]	Ally Master Owner Trust Series 2014-1 1.290%	1/15/19	450	451
[3]	Ally Master Owner Trust Series 2014-3 1.330%	3/15/19	270	271
[3,5] American Express Credit Account
Secured Note Trust 2008-2	1.446%	9/15/20	207	212
[3,5] American Express Credit Account
Secured Note Trust 2012-4	0.736%	5/15/20	700	699
[3,5,6] American Homes 4 Rent 2014-SFR1	1.250%	6/17/31	128	127
[3,5,6] American Homes 4 Rent 2014-SFR1	1.600%	6/17/31	110	109
[3,6] American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	297	301
[3,6] American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	80	81
[3,6] American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	436	445
[3,6] American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	379	376
[3,6] Americold 2010 LLC Trust Series
2010-ART	4.954%	1/14/29	455	504
[3,6] Americold 2010 LLC Trust Series
2010-ART	6.811%	1/14/29	275	319
[3] AmeriCredit Automobile Receivables
Trust 2013-1	1.570%	1/8/19	80	80
[3] AmeriCredit Automobile Receivables
Trust 2013-2	1.790%	3/8/19	300	301
[3] AmeriCredit Automobile Receivables
Trust 2013-3	2.380%	6/10/19	400	404
[3] AmeriCredit Automobile Receivables
Trust 2013-3	3.000%	7/8/19	500	508
[3] AmeriCredit Automobile Receivables
Trust 2013-4	2.720%	9/9/19	80	81
[3] AmeriCredit Automobile Receivables
Trust 2013-4	3.310%	10/8/19	110	112
[3] AmeriCredit Automobile Receivables
Trust 2013-5	2.290%	11/8/19	155	156
[3] AmeriCredit Automobile Receivables
Trust 2013-5	2.860%	12/9/19	175	177
[3] AmeriCredit Automobile Receivables
Trust 2014-1	2.150%	3/9/20	100	100
[3] AmeriCredit Automobile Receivables
Trust 2014-2	2.180%	6/8/20	280	281
[3,6] AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	280	279
[3,6] Applebee’s Funding LLC/IHOP
Funding LLC 2014-1	4.277%	9/5/44	270	273
[3,6] ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	160	159
[3,6] ARL Second LLC 2014-1A	2.920%	6/15/44	247	246
[3,6] Arran Residential Mortgages
Funding 2011-1 plc	1.726%	11/19/47	190	191
[3,6] Aventura Mall Trust 2013-AVM	3.867%	12/5/32	480	506
[3,6] Avis Budget Rental Car Funding
AESOP LLC 2015-1A	2.500%	7/20/21	730	725
[3,6] Avis Budget Rental Car Funding
AESOP LLC 2015-2A	2.630%	12/20/21	650	648
[3,6] BAMLL Commercial Mortgage
Securities Trust 2012-PARK	2.959%	12/10/30	125	125
[3] Banc of America Commercial
Mortgage Trust 2006-5	5.415%	9/10/47	510	529
[3] Banc of America Commercial
Mortgage Trust 2006-6	5.347%	10/10/45	1,048	1,093
[3] Banc of America Commercial
Mortgage Trust 2007-2	5.732%	4/10/49	795	840
[3] Banc of America Commercial
Mortgage Trust 2008-1	6.386%	2/10/51	1,378	1,499
[3] Banc of America Commercial
Mortgage Trust 2008-1	6.430%	2/10/51	132	143

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,7] Banc of America Funding 2006-H Trust		2.817%	9/20/46	499	418
[3]	Bank of America Mortgage
	2002-J Trust	3.581%	9/25/32	1	1
[3,6] Bank of America Student Loan
	Trust 2010-1A	1.075%	2/25/43	643	646
[3,6] Beacon Container Finance LLC 2012-1A 3.720%			9/20/27	327	332
[3,7] Bear Stearns ARM Trust 2006-4		2.500%	10/25/36	679	577
[3,7] Bear Stearns ARM Trust 2007-3		2.774%	5/25/47	552	464
[3]	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR9	4.943%	9/11/42	310	310
[3]	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.533%	9/11/41	529	549
[3]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.896%	6/11/40	555	591
[3]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	1,845	1,981
[3]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.710%	9/11/42	908	976
[3]	Brazos Higher Education Authority Inc.
	Series 2005-3	0.481%	6/25/26	350	343
[3]	Brazos Higher Education Authority Inc.
	Series 2010-1	1.182%	5/25/29	506	508
[3]	Brazos Higher Education Authority Inc.
	Series 2011-1	1.082%	2/25/30	720	724
[3]	Cabela’s Credit Card Master Note
	Trust 2015-1A	2.260%	3/15/23	220	222
[3,6] CAL Funding II Ltd. Series 2012-1A		3.470%	10/25/27	147	147
[3,6] CAL Funding II Ltd. Series 2013-1A		3.350%	3/27/28	271	272
[3]	Capital Auto Receivables Asset
	Trust 2013-1	1.290%	4/20/18	150	150
[3]	Capital Auto Receivables Asset
	Trust 2013-1	1.740%	10/22/18	130	130
[3]	Capital Auto Receivables Asset
	Trust 2013-3	3.690%	2/20/19	315	323
[3]	Capital Auto Receivables Asset
	Trust 2013-4	1.470%	7/20/18	545	547
[3]	Capital Auto Receivables Asset
	Trust 2013-4	2.060%	10/22/18	370	373
[3]	Capital Auto Receivables Asset
	Trust 2013-4	2.670%	2/20/19	330	335
[3]	Capital Auto Receivables Asset
	Trust 2013-4	3.220%	5/20/19	290	295
[3]	Capital Auto Receivables Asset
	Trust 2014-1	1.690%	10/22/18	300	302
[3]	Capital Auto Receivables Asset
	Trust 2014-1	2.220%	1/22/19	150	152
[3]	Capital Auto Receivables Asset
	Trust 2014-1	2.840%	4/22/19	100	102
[3]	Capital Auto Receivables Asset
	Trust 2014-1	3.390%	7/22/19	100	102
[3,5] Capital One Multi-asset Execution
	Trust 2007-A5	0.226%	7/15/20	416	413
[3,5] Capital One Multi-Asset Execution
	Trust 2014-A3	0.554%	1/18/22	935	935
[3]	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	140	141
[3]	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	85	86
[3]	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	50	50
[3]	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	100	100
[3]	Carmax Auto Owner Trust 2015-1	1.830%	7/15/20	70	70
[3]	Carmax Auto Owner Trust 2015-2	3.040%	11/15/21	140	140
[3]	CenterPoint Energy Transition Bond Co.
	IV LLC 2012-1	2.161%	10/15/21	700	712
[3,6] CFCRE Commercial Mortgage
	Trust 2011-C1	5.721%	4/15/44	36	41
[3,6] CFCRE Commercial Mortgage
	Trust 2011-C2	5.760%	12/15/47	390	451
[3,5] Chase Issuance Trust 2007-C1		0.646%	4/15/19	800	795
[3,5] Chase Issuance Trust 2012-A10		0.446%	12/16/19	2,393	2,389
[3]	CHL Mortgage Pass-Through
	Trust 2003-HYB3	2.507%	11/19/33	35	33

[3,7] CHL Mortgage Pass-Through
	Trust 2006-HYB1	2.436%	3/20/36	334	272
[3,7] CHL Mortgage Pass-Through
	Trust 2007-HYB2	2.585%	2/25/47	369	285
[3,6] Chrysler Capital Auto Receivables
	Trust 2013-AA	1.830%	3/15/19	100	100
[3,6] Chrysler Capital Auto Receivables
	Trust 2013-AA	2.280%	7/15/19	115	116
[3,6] Chrysler Capital Auto Receivables
	Trust 2013-AA	2.930%	8/17/20	125	126
[3,6] Chrysler Capital Auto Receivables
	Trust 2014-AA	2.280%	11/15/19	240	240
[3,6] Cit Equipment Collateral 2013-VT1		1.130%	7/20/20	485	485
[3,5] Citibank Credit Card Issuance
	Trust 2008-A7	1.562%	5/20/20	1,500	1,544
[3]	Citibank Credit Card Issuance
	Trust 2014-A1	2.880%	1/23/23	200	206
[3]	Citibank Credit Card Issuance
	Trust 2014-A6	2.150%	7/15/21	2,240	2,264
[3]	Citigroup Commercial Mortgage
	Trust 2012-GC8	3.024%	9/10/45	150	152
[3,6] Citigroup Commercial Mortgage
	Trust 2012-GC8	3.683%	9/10/45	52	54
[3]	Citigroup Commercial Mortgage
	Trust 2013-GC11	1.987%	4/10/46	115	116
[3]	Citigroup Commercial Mortgage
	Trust 2013-GC11	3.093%	4/10/46	150	151
[3]	Citigroup Commercial Mortgage
	Trust 2013-GC15	3.161%	9/10/46	800	833
[3]	Citigroup Commercial Mortgage
	Trust 2013-GC15	3.942%	9/10/46	200	213
[3,5,6] Citigroup Commercial Mortgage
	Trust 2014-388G	0.936%	6/15/33	500	500
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC19	4.023%	3/10/47	40	42
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC21	3.477%	5/10/47	270	281
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC21	3.855%	5/10/47	560	587
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC23	3.622%	7/10/47	140	144
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC23	3.863%	7/10/47	250	258
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC23	4.175%	7/10/47	90	91
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC23	4.454%	7/10/47	153	153
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.635%	10/10/47	840	863
[3]	Citigroup Commercial Mortgage
	Trust 2015-GC27	2.944%	2/10/48	180	181
[3]	Citigroup Commercial Mortgage
	Trust 2015-GC27	3.137%	2/10/48	480	473
[3]	Citigroup Commercial Mortgage
	Trust 2015-GC31	3.762%	6/10/45	675	695
[3,7] Citigroup Mortgage Loan
	Trust 2007-AR8	2.776%	7/25/37	265	247
[3,6] CKE Restaurant Holdings Inc.
	2013-1A	4.474%	3/20/43	556	568
[3,6] CLI Funding V LLC 2013-1A		2.830%	3/18/28	512	509
[3]	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	556	586
[3,5,6] Colony American Homes 2014-1		1.400%	5/17/31	293	292
[3,5,6] Colony American Homes 2014-1		1.600%	5/17/31	395	388
[3,5,6] Colony American Homes 2015-1		1.387%	7/17/32	270	267
[3,5,6] Colony American Homes Single-Family
	Rental Pass-Through Certificates
	2014-2	1.536%	7/17/31	350	344
[3]	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	500	499
[3]	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	539	564
[3]	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	864	901

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	COMM 2007-C9 Mortgage Trust	5.989%	12/10/49	590	633
[3]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	77
[3]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	105
[3]	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	505	504
[3]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	260	259
[3]	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	70	69
[3]	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	270	289
[3]	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	1,047	1,137
[3]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	350	367
[3]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	870	932
[3]	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	610	657
[3]	COMM 2013-CCRE13 Mortgage Trust	4.913%	12/10/23	110	120
[3]	COMM 2013-CCRE13 Mortgage Trust	4.913%	12/10/23	200	210
[3]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	535	558
[3]	COMM 2013-CCRE9 Mortgage Trust	4.376%	7/10/45	635	692
[3,6] COMM 2013-CCRE9 Mortgage Trust		4.400%	7/10/45	250	268
[3]	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	550	571
[3]	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	250	266
[3,6] COMM 2013-CR9 Mortgage Trust		4.400%	7/10/45	200	204
[3]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	760	791
[3,6] COMM 2013-LC13 Mortgage Trust		3.774%	8/10/46	250	267
[3]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	315	341
[3,6] COMM 2013-LC13 Mortgage Trust		4.557%	8/10/46	435	475
[3]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	100	100
[3,6] COMM 2013-SFS Mortgage Trust		3.086%	4/12/35	110	109
[3,6] COMM 2014-277P Mortgage Trust		3.732%	8/10/49	910	931
[3]	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	180	188
[3]	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	130	138
[3]	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	240	259
[3]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	300	310
[3]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	390	417
[3]	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	250	271
[3]	COMM 2014-CCRE15 Mortgage Trust	4.868%	2/10/47	150	164
[3]	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	820	868
[3]	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	650	685
[3]	COMM 2014-CR17 Mortgage Trust	4.896%	5/10/47	80	83
[3]	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	300	312
[3]	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	655	685
[3]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	465	489
[3]	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	90	91
[3]	Commercial Mortgage Trust 2006-GG7	6.013%	7/10/38	333	340
[6]	Commonwealth Bank of Australia	2.000%	6/18/19	600	603
[3,6] Core Industrial Trust 2015-TEXW		3.077%	2/10/34	1,040	1,040
[3]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	6.000%	6/15/38	517	528
[3]	Credit Suisse Commercial Mortgage
	Trust Series 2008-C1	6.168%	2/15/41	793	865
[3]	CSAIL Commercial Mortgage
	Trust 2015-C2	3.504%	6/15/57	1,000	1,014
[3,6] DB Master Finance LL 2015-1		3.262%	2/20/45	217	218
[3]	Discover Card Execution Note
	Trust 2012-A6	1.670%	1/18/22	2,700	2,678
[3,5] Discover Card Execution Note
	Trust 2013-A1	0.485%	8/17/20	1,305	1,304
[3]	Discover Card Execution Note
	Trust 2014-A4	2.120%	12/15/21	1,400	1,414
[3,6] Drive Auto Receivables Trust 2015-A		2.280%	6/17/19	290	290
[3,6] Drive Auto Receivables Trust 2015-A		3.060%	5/17/21	190	191
[3,6] Drive Auto Receivables Trust 2015-A		4.120%	6/15/22	140	141
[3,6] Drive Auto Receivables Trust 2015-B		1.300%	6/15/18	160	160
[3,6] Drive Auto Receivables Trust 2015-BA		2.120%	6/17/19	180	180
[3,6] Drive Auto Receivables Trust 2015-BA		2.760%	7/15/21	420	420
[3,6] Drive Auto Receivables Trust 2015-BA		3.840%	7/15/21	250	249
[3,5,6] Edsouth Indenture No 5 LLC 2015-1		1.059%	10/25/56	917	920
[3,6] Enterprise Fleet Financing LLC
	Series 2011-3	2.100%	5/20/17	53	53
[3,6] Enterprise Fleet Financing LLC
	Series 2012-2	0.720%	4/20/18	20	20
[3,6] Enterprise Fleet Financing LLC
	Series 2012-2	0.930%	4/20/18	250	250

[3,6] Enterprise Fleet Financing LLC
	Series 2015-1	1.740%	9/20/20	140	140
[3,5] Fannie Mae Connecticut Avenue
	Securities 2015-C01	1.687%	2/25/25	120	120
[3,5] Fannie Mae Connecticut Avenue
	Securities 2015-C01	1.687%	2/25/25	131	131
[3,5] Fannie Mae Connecticut Avenue
	Securities 2015-C02	1.335%	5/25/25	140	139
[3,5] Fannie Mae Connecticut Avenue
	Securities 2015-C02	1.385%	5/25/25	260	259
[3,7] First Horizon Mortgage Pass-Through
	Trust 2006-AR3	2.064%	11/25/36	267	224
[7]	First Horizon Mortgage Pass-Through
	Trust 2006-AR4	2.553%	1/25/37	563	484
[3]	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	450	450
[3]	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	350	350
[3]	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	540	540
[3]	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	200	200
[3]	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	100	101
[3]	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	300	301
[3]	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	310	311
[3,6] Ford Credit Auto Owner Trust 2014-1		2.260%	11/15/25	630	638
[3,6] Ford Credit Auto Owner Trust 2014-1		2.410%	11/15/25	160	161
[3,6] Ford Credit Auto Owner Trust 2014-2		2.310%	4/15/26	630	638
[3,6] Ford Credit Auto Owner Trust 2014-2		2.510%	4/15/26	140	141
[3,6] Ford Credit Auto Owner Trust 2015-1		2.120%	7/15/26	510	510
[3]	Ford Credit Auto Owner Trust 2015-B	2.040%	10/15/20	310	310
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-2	1.920%	1/15/19	700	708
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	1.490%	9/15/19	2,722	2,729
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	1.690%	9/15/19	200	201
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	2.140%	9/15/19	200	202
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-1	1.370%	1/15/18	640	641
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-1	1.820%	1/15/18	240	241
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.100%	6/15/20	150	151
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.290%	6/15/20	150	151
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.790%	6/15/20	60	61
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	1.400%	2/15/19	200	201
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	2.310%	2/15/21	100	101
[3,5] Ford Credit Floorplan Master Owner
	Trust A Series 2014-2	0.673%	2/15/21	130	130
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-4	1.400%	8/15/19	1,680	1,683
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2015-2	1.980%	1/15/22	273	272
[3,6] FRS I LLC 2013-1A		1.800%	4/15/43	114	113
[3,6] FRS I LLC 2013-1A		3.080%	4/15/43	491	492
[3,5] GE Capital Credit Card Master Note
	Trust Series 2011-2	1.186%	5/15/19	1,200	1,203
[3]	GE Capital Credit Card Master Note
	Trust Series 2012-2	2.220%	1/15/22	2,000	2,022
[3]	GE Capital Credit Card Master Note
	Trust Series 2012-6	1.360%	8/17/20	1,560	1,560
[3,5] GE Dealer Floorplan Master Note
	Trust Series 2012-2	0.937%	4/22/19	900	903
[3,5] GE Dealer Floorplan Master Note
	Trust Series 2012-4	0.627%	10/20/17	600	600
[3,5] GE Dealer Floorplan Master Note
	Trust Series 2015-2	0.837%	1/20/22	170	170
[3,6] GM Financial Leasing Trust 2014-1A		1.760%	5/21/18	300	301
[3]	GM Financial Leasing Trust 2015-1	1.730%	6/20/19	150	151

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3] GM Financial Leasing Trust 2015-2	2.420%	7/22/19	140	141
[3] GM Financial Leasing Trust 2015-2	2.990%	7/22/19	120	120
[3] GMACM Mortgage Loan
Trust 2005-AR6	2.829%	11/19/35	105	99
[3,6] GMF Floorplan Owner Revolving
Trust 2015-1	1.650%	5/15/20	1,450	1,450
[3,6] GMF Floorplan Owner Revolving
Trust 2015-1	1.970%	5/15/20	150	150
[3,6] Golden Credit Card Trust 2012-2A	1.770%	1/15/19	2,200	2,222
[3,5,6] Golden Credit Card Trust 2015-1A	0.626%	2/15/20	1,200	1,200
[3,6] Golden Credit Card Trust 2015-2A	2.020%	4/15/22	1,345	1,336
[3,6] GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	500	518
[3,5] Granite Master Issuer plc
Series 2007-1	0.327%	12/20/54	78	78
[3,5] Granite Master Issuer plc
Series 2007-2	0.265%	12/17/54	26	26
[3,6] Great America Leasing
Receivables 2013-1	1.160%	5/15/18	300	300
[3,6] Great America Leasing
Receivables 2015-1	2.020%	6/21/21	120	121
[3,6] GS Mortgage Securities Trust 2010-C2	5.396%	12/10/43	100	109
[3,6] GS Mortgage Securities
Trust 2011-GC3	5.737%	3/10/44	70	79
[3,6] GS Mortgage Securities
Trust 2012-ALOHA	3.551%	4/10/34	695	722
[3,6] GS Mortgage Securities
Trust 2012-BWTR	2.954%	11/5/34	860	855
[3,6] GS Mortgage Securities
Trust 2012-GC6	4.948%	1/10/45	25	28
[3] GS Mortgage Securities
Trust 2013-GC13	4.172%	7/10/46	525	566
[3] GS Mortgage Securities
Trust 2013-GCJ12	3.135%	6/10/46	225	226
[3] GS Mortgage Securities
Trust 2013-GCJ12	3.777%	6/10/46	200	204
[3] GS Mortgage Securities
Trust 2013-GCJ14	2.995%	8/10/46	470	489
[3] GS Mortgage Securities
Trust 2013-GCJ14	3.817%	8/10/46	200	211
[3] GS Mortgage Securities
Trust 2013-GCJ14	4.243%	8/10/46	1,000	1,083
[3] GS Mortgage Securities
Trust 2014-GC20	3.998%	4/10/47	575	610
[3] GS Mortgage Securities
Trust 2014-GC24	3.931%	9/10/47	990	1,041
[3] GS Mortgage Securities
Trust 2014-GC24	4.640%	9/10/47	230	240
[3] GS Mortgage Securities
Trust 2014-GC24	4.661%	9/10/47	330	336
[3] GS Mortgage Securities
Trust 2014-GC26	3.629%	11/10/47	350	359
[3] GS Mortgage Securities
Trust 2015-GC28	3.396%	2/10/48	170	171
[3] GS Mortgage Securities
Trust 2015-GC30	3.382%	5/10/50	400	403
[6] GTP Acquisition Partners I LLC	3.482%	6/16/25	630	621
[3,6] Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	1,250	1,264
[3,6] Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	1,330	1,368
[3,6] Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	1,500	1,498
[3,6] Hilton USA Trust 2013-HLT	2.662%	11/5/30	380	380
[3,6] Hilton USA Trust 2013-HLT	3.367%	11/5/30	395	397
[3,6] Hilton USA Trust 2013-HLT	3.714%	11/5/30	180	181
[3,6] Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	770	758
[3,6] Hyundai Auto Lease Securitization
Trust 2014-A	1.300%	7/16/18	200	200
[3,6] Hyundai Auto Lease Securitization
Trust 2014-B	1.540%	12/17/18	250	250
[3,6] Hyundai Auto Lease Securitization
Trust 2015-A	1.650%	8/15/19	370	371
[3,6] Hyundai Auto Lease Securitization
Trust 2015-A	2.070%	11/15/19	500	500

[3,6] Hyundai Auto Lease Securitization
	Trust 2015-B	2.210%	5/15/20	375	375
[3]	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	200	202
[3]	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	160	160
[3]	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	250	252
[3]	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	150	153
[3]	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	130	132
[3]	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	200	201
[3]	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	140	141
[3]	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	250	251
[3,5,6] Hyundai Floorplan Master Owner
	Trust Series 2013-1	0.835%	5/15/18	150	150
[3,6] Icon Brands Holdings LLC 2012-1		4.229%	1/25/43	420	421
	Illinois Student Assistance
	Commission Series 2010-1	1.327%	4/25/22	410	410
[3,5,6] Invitation Homes 2014-SFR1 Trust		1.685%	6/17/31	610	604
[3,5,6] Invitation Homes 2014-SFR2 Trust		1.286%	9/17/31	290	287
[3,5,6] Invitation Homes 2014-SFR2 Trust		1.786%	9/17/31	220	219
[3,5,6] Invitation Homes 2015-SFR2 Trust		1.535%	6/17/32	196	195
[3,6] Irvine Core Office Trust 2013-IRV		3.279%	5/15/48	350	354
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP6	5.471%	4/15/43	647	660
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP7	6.100%	4/15/45	837	865
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-C1	5.716%	2/15/51	119	126
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-CIBC20	5.746%	2/12/51	1,029	1,102
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-LDP10	5.439%	1/15/49	896	945
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-LDP12	5.850%	2/15/51	642	687
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C1	4.608%	6/15/43	120	126
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	3.616%	11/15/43	75	78
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	4.070%	11/15/43	70	75
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.697%	11/15/43	170	182
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.697%	11/15/43	150	165
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.388%	2/15/46	440	469
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.717%	2/15/46	625	688
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	5.360%	2/15/46	70	76
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C5	5.500%	8/15/46	100	115
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	420	438
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	440	439
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	3.424%	10/15/45	100	102
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	650	696
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	150	152
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	950	945
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C13	3.994%	1/15/46	340	362
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.674%	12/15/46	280	295
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.881%	12/15/46	30	32
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	300	322

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.517%	12/15/46	400	433
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	5.111%	12/15/46	550	602
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	5.176%	12/15/46	270	290
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	1.855%	4/15/46	115	115
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	275	274
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	420	438
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.162%	7/15/45	180	190
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.019%	8/15/46	280	290
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	360	381
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	230	247
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	640	662
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	100	105
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	800	858
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.927%	11/15/45	430	469
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	5.251%	11/15/45	340	366
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C17	4.199%	1/15/47	485	522
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	450	480
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	300	322
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.970%	2/15/47	300	326
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.970%	2/15/47	150	157
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.428%	8/15/47	220	228
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	300	308
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	960	972
[5]	Kentucky Higher Education Student
	Loan Corp. 2013-2	0.784%	9/1/28	272	272
[3,6] Kildare Securities Ltd. 2007-1A		0.402%	12/10/43	31	31
[3,6] Ladder Capital Commercial Mortgage
	2013-GCP Mortgage Trust	3.388%	5/15/31	450	466
[3,6] Lanark Master Issuer plc 2012-2A		1.684%	12/22/54	520	522
[3,6] Lanark Master Issuer plc 2013-1A		0.784%	12/22/54	298	298
[3]	LB-UBS Commercial Mortgage
	Trust 2006-C3	5.641%	3/15/39	1,319	1,343
[3]	LB-UBS Commercial Mortgage
	Trust 2006-C4	6.028%	6/15/38	257	262
[3]	LB-UBS Commercial Mortgage
	Trust 2006-C6	5.342%	9/15/39	510	528
[3]	LB-UBS Commercial Mortgage
	Trust 2006-C7	5.347%	11/15/38	235	245
[3]	LB-UBS Commercial Mortgage
	Trust 2007-C2	5.387%	2/15/40	578	612
[3]	LB-UBS Commercial Mortgage
	Trust 2007-C7	5.866%	9/15/45	748	811
[3,6] Macquarie Equipment Funding
	Trust 2012-A	0.850%	10/22/18	131	131
[3,6] Madison Avenue Trust 2013-650M		3.843%	10/12/32	295	315
[3,6] Master Credit Card Trust 2012-2A		1.970%	4/21/17	100	100
[3,6] Master Credit Card Trust 2013-3A		2.280%	1/22/18	100	100

[3]	MASTR Adjustable Rate Mortgages
	Trust 2004-3	2.176%	4/25/34	38	36
[3,5] MBNA Credit Card Master Note
	Trust 2004-A3	0.446%	8/16/21	2,205	2,195
[3,6] Mercedes-Benz Master Owner
	Trust 2012-A	0.790%	11/15/17	870	870
[3,5,6] Mercedes-Benz Master Owner
	Trust 2015-B	0.565%	4/15/20	250	250
[3]	Merrill Lynch Mortgage Investors
	Trust MLMI Series 2003-A2	1.923%	2/25/33	63	61
[3]	Merrill Lynch Mortgage Investors
	Trust MLMI Series 2003-A4	2.712%	7/25/33	20	20
[3]	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	219	226
[3]	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	196	211
[3,6] Miramax LLC 2014-1A		3.340%	7/20/26	105	105
[3]	ML-CFC Commercial Mortgage
	Trust 2006-2	6.057%	6/12/46	212	218
[3]	ML-CFC Commercial Mortgage
	Trust 2007-6	5.331%	3/12/51	142	142
[3,6] MMAF Equipment Finance LLC 2009-A		3.510%	1/15/30	81	81
[3,6] MMAF Equipment Finance LLC 2011-A		2.100%	7/15/17	398	400
[3,6] MMAF Equipment Finance LLC 2011-A		3.040%	8/15/28	700	718
[3,6] MMAF Equipment Finance LLC 2012-A		1.980%	6/10/32	370	373
[3,6] MMAF Equipment Finance LLC 2015-A		2.490%	2/19/36	800	801
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	500	509
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.792%	8/15/45	50	52
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C6	2.858%	11/15/45	140	140
[3,6] Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	525	520
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.218%	7/15/46	650	698
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.085%	8/15/46	500	519
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.362%	8/15/46	1,080	1,165
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.824%	10/15/46	190	202
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C13	4.039%	11/15/46	200	213
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	130	129
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	60	60
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	595	597
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	450	478
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.384%	2/15/47	450	478
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C15	4.051%	4/15/47	120	127
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	660	692
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.094%	6/15/47	230	239
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.483%	6/15/47	300	313
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.916%	6/15/47	300	310
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	3.741%	8/15/47	370	383
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	4.011%	8/15/47	130	134
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.923%	10/15/47	450	472
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.326%	12/15/47	310	319

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	140	142
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.069%	2/15/48	175	177
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	100	99
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.306%	5/15/46	355	353
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	880	901
[3]	Morgan Stanley Capital I
	Trust 2006-HQ9	5.728%	7/12/44	1,241	1,285
[3]	Morgan Stanley Capital I
	Trust 2006-IQ12	5.319%	12/15/43	268	279
[3]	Morgan Stanley Capital I
	Trust 2007-IQ15	6.104%	6/11/49	829	887
[3]	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	1,118	1,195
[3]	Morgan Stanley Capital I
	Trust 2012-C4	3.244%	3/15/45	380	390
[3]	Morgan Stanley Capital I
	Trust 2012-C4	3.773%	3/15/45	60	62
[3,6] Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	405	408
[3,6] Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	675	702
[3,6] Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	600	618
[3,6] Morgan Stanley Capital I
	Trust 2015-420	3.727%	10/11/50	760	774
[3]	Morgan Stanley Mortgage Loan
	Trust 2006-8AR	2.128%	6/25/36	241	214
[3,5] Navient Student Loan Trust 2014-1		0.937%	2/25/39	140	138
[3,5] Navient Student Loan Trust 2015-1		0.787%	4/25/40	140	140
[3,5] Navient Student Loan Trust 2015-3		0.839%	6/26/56	560	553
[3,5] New Mexico Educational Assistance
	Foundation 2013-1	0.884%	1/2/25	493	491
[3]	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	130	130
[3,5] Nissan Master Owner Trust
	Receivables Series 2013-A	0.485%	2/15/18	525	525
[3]	Nissan Master Owner Trust
	Receivables Series 2015-A	1.440%	1/15/20	160	160
	North Carolina State Education
	Assistance Authority 2011-1	1.177%	1/26/26	471	472
[3]	North Carolina State Education
	Assistance Authority 2011-2	1.056%	7/25/25	130	131
[3,6] OBP Depositor LLC Trust 2010-OBP		4.646%	7/15/45	225	250
[3,5,6] PFS Financing Corp. 2014-AA		0.785%	2/15/19	100	100
[3,5,6] PFS Financing Corp. 2015-AA		0.806%	4/15/20	250	250
[3,6] Porsche Innovative Lease Owner
	Trust 2015-1	1.430%	5/21/21	340	340
[3,6] Progress Residential 2015-SFR2 Trust		2.740%	6/12/32	180	178
[3,6] Resimac MBS Trust 2014-1A		0.988%	12/12/45	554	554
[3,7] RFMSI Series 2006-SA2 Trust		3.576%	8/25/36	540	480
[3,7] RFMSI Series 2006-SA3 Trust		3.587%	9/25/36	169	141
	Royal Bank of Canada	1.875%	2/5/20	600	594
[3]	Santander Drive Auto Receivables
	Trust 2013-2	1.950%	3/15/19	600	603
[3]	Santander Drive Auto Receivables
	Trust 2013-5	1.550%	10/15/18	248	249
[3]	Santander Drive Auto Receivables
	Trust 2015-3	1.490%	6/17/19	365	365
[3]	Santander Drive Auto Receivables
	Trust 2015-3	3.490%	5/17/21	355	357
[3,5,6] Silver Bay Realty 2014-1 Trust		1.185%	9/17/31	268	264
[3,5,6] Silver Bay Realty 2014-1 Trust		1.635%	9/17/31	160	158
[3]	SLM Student Loan Trust 2005-5	0.377%	4/25/25	1,162	1,158
[3]	SLM Student Loan Trust 2005-9	0.397%	1/27/25	667	666
[3]	SLM Student Loan Trust 2006-5	0.387%	1/25/27	500	496
[3]	SLM Student Loan Trust 2006-6	0.387%	10/27/25	800	795
[3]	SLM Student Loan Trust 2007-1	0.367%	1/26/26	1,575	1,543

[3,5,6] SLM Student Loan Trust 2011-A	1.186%	10/15/24	133	134
[3,6] SLM Student Loan Trust 2011-A	4.370%	4/17/28	300	319
[3,6] SLM Student Loan Trust 2011-B	3.740%	2/15/29	1,400	1,474
[3,5,6] SLM Student Loan Trust 2011-C	1.586%	12/15/23	121	121
[3,6] SLM Student Loan Trust 2011-C	4.540%	10/17/44	637	686
[3,5,6] SLM Student Loan Trust 2012-B	1.285%	12/15/21	44	44
[3,6] SLM Student Loan Trust 2012-B	3.480%	10/15/30	450	464
[3,5,6] SLM Student Loan Trust 2012-E	0.935%	10/16/23	254	254
[3,5,6] SLM Student Loan Trust 2013-1	1.235%	5/17/27	600	602
[3,6] SLM Student Loan Trust 2013-1	2.500%	3/15/47	200	193
[3,5] SLM Student Loan Trust 2013-6	0.837%	6/26/28	800	792
[3,6] SLM Student Loan Trust 2013-B	1.850%	6/17/30	250	247
[3,6] SLM Student Loan Trust 2013-B	3.000%	5/16/44	300	295
[3,6] SLM Student Loan Trust 2013-C	3.500%	6/15/44	140	140
[3,5] SLM Student Loan Trust 2014-1	0.787%	2/26/29	250	250
[3,6] SLM Student Loan Trust 2014-A	2.590%	1/15/26	100	102
[3,6] SLM Student Loan Trust 2014-A	3.500%	11/15/44	100	98
[3] SMART ABS Series 2012-4US Trust	0.970%	3/14/17	248	247
[3] SMART ABS Series 2012-4US Trust	1.250%	8/14/18	200	200
[3] SMART ABS Series 2013-1US Trust	1.050%	10/14/18	450	449
[3,6] Sonic Capital LLC 2011-1A	5.438%	5/20/41	312	327
[3] South Carolina Student Loan Corp.
Revenue 2010-1	1.277%	7/25/25	525	528
[3,6] SpareBank 1 Boligkreditt AS	1.750%	11/15/20	560	553
[6] Stadshypotek AB	1.750%	4/9/20	873	858
[3,5,6] SWAY Residential 2014-1 Trust	1.486%	1/17/32	397	397
[3] Synchrony Credit Card Master Note
Trust 2015-1	2.370%	3/15/23	360	364
[3,6] Tidewater Auto Receivables
Trust 2014-AA	1.400%	7/15/18	100	100
[3,6] TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	540	550
[6] Toronto-Dominion Bank	1.950%	4/2/20	865	857
[3,5,6] Trade MAPS 1 Ltd. 2013-1A	0.885%	12/10/18	720	721
[3,5,6] Trade MAPS 1 Ltd. 2013-1A	1.435%	12/10/18	135	135
[3,5,6] Trade MAPS 1 Ltd. 2013-1A	2.435%	12/10/18	75	75
[3,5,6] Trafigura Securitisation Finance
plc 2014-1	1.136%	10/15/21	510	509
[3] UBS Commercial Mortgage
Trust 2012-C1	4.171%	5/10/45	30	32
[3,6] UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	595	613
[3] UBS-Barclays Commercial Mortgage
Trust 2012-C4	2.850%	12/10/45	220	219
[3,6] VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	290	290
[3,6] VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	270	286
[3,6] VNO 2013-PENN Mortgage Trust	4.079%	12/13/29	80	84
[3,6] VNO 2013-PENN Mortgage Trust	4.079%	12/13/29	60	62
[3,6] Volkswagen Credit Auto Master Owner
Trust 2014-1A	1.400%	7/22/19	1,000	1,003
[3,6] Volvo Financial Equipment LLC
Series 2012-1	2.380%	9/16/19	150	150
[3,6] Volvo Financial Equipment LLC
Series 2015-1A	1.910%	1/15/20	220	221
[3] Wachovia Bank Commercial Mortgage
Trust Series 2006-C27	5.765%	7/15/45	206	212
[3] Wachovia Bank Commercial Mortgage
Trust Series 2006-C28	5.559%	10/15/48	475	496
[3] Wachovia Bank Commercial Mortgage
Trust Series 2006-C28	5.572%	10/15/48	948	982
[3] Wachovia Bank Commercial Mortgage
Trust Series 2006-C29	5.297%	11/15/48	826	863
[3] WaMu Mortgage Pass-Through
Certificates Series 2002-AR18	2.515%	1/25/33	13	13
[3] WaMu Mortgage Pass-Through
Certificates Series 2003-AR7	2.320%	8/25/33	21	21
[3] WaMu Mortgage Pass-Through
Certificates Series 2003-AR9	2.409%	9/25/33	27	28
[3] Wells Fargo Commercial Mortgage
Trust 2012-LC5	2.918%	10/15/45	705	707
[3] Wells Fargo Commercial Mortgage
Trust 2012-LC5	3.539%	10/15/45	40	41

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	3.928%	7/15/46	185	198
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.218%	7/15/46	755	815
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.436%	7/15/46	110	118
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.477%	8/15/50	500	520
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	1,100	1,148
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.020%	8/15/50	200	209
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.322%	8/15/50	350	366
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.458%	8/15/50	220	224
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.244%	12/15/47	690	705
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%	2/15/48	290	291
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	290	286
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.278%	2/15/48	170	174
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.451%	2/15/48	170	171
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%	6/15/48	100	103
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	550	565
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	4.225%	6/15/48	270	261
[3,7] Wells Fargo Mortgage Backed
	Securities 2006-AR14 Trust	2.629%	10/25/36	470	437
[3,6] Wendys Funding LLC 2015-1		4.080%	6/15/45	400	397
[6]	Westpac Banking Corp.	2.000%	3/3/20	500	497
[3,6] WFLD 2014-MONT Mortgage Trust		3.880%	8/10/31	800	824
[3,6] WFRBS Commercial Mortgage
	Trust 2011-C3	4.375%	3/15/44	270	294
[3]	WFRBS Commercial Mortgage
	Trust 2012-C10	2.875%	12/15/45	265	264
[3]	WFRBS Commercial Mortgage
	Trust 2012-C7	3.431%	6/15/45	270	280
[3]	WFRBS Commercial Mortgage
	Trust 2012-C7	4.090%	6/15/45	135	144
[3]	WFRBS Commercial Mortgage
	Trust 2012-C8	3.001%	8/15/45	100	101
[3]	WFRBS Commercial Mortgage
	Trust 2012-C9	2.870%	11/15/45	410	409
[3]	WFRBS Commercial Mortgage
	Trust 2012-C9	3.388%	11/15/45	70	71
[3]	WFRBS Commercial Mortgage
	Trust 2013-C13	3.345%	5/15/45	50	50
[3]	WFRBS Commercial Mortgage
	Trust 2013-C15	2.900%	8/15/46	170	175
[3]	WFRBS Commercial Mortgage
	Trust 2013-C15	3.720%	8/15/46	480	508
[3]	WFRBS Commercial Mortgage
	Trust 2013-C15	4.153%	8/15/46	65	70
[3]	WFRBS Commercial Mortgage
	Trust 2013-C16	4.415%	9/15/46	350	383
[3]	WFRBS Commercial Mortgage
	Trust 2013-C17	3.558%	12/15/46	85	89
[3]	WFRBS Commercial Mortgage
	Trust 2013-C17	4.023%	12/15/46	230	245
[3]	WFRBS Commercial Mortgage
	Trust 2013-C18	3.027%	12/15/46	215	222
[3]	WFRBS Commercial Mortgage
	Trust 2013-C18	3.676%	12/15/46	160	169
[3]	WFRBS Commercial Mortgage
	Trust 2013-C18	4.162%	12/15/46	605	650

[3]	WFRBS Commercial Mortgage
	Trust 2013-C18	4.827%	12/15/46	140	152
[3]	WFRBS Commercial Mortgage
	Trust 2014-C19	4.101%	3/15/47	480	513
[3]	WFRBS Commercial Mortgage
	Trust 2014-C20	3.638%	5/15/47	503	528
[3]	WFRBS Commercial Mortgage
	Trust 2014-C20	3.995%	5/15/47	520	551
[3]	WFRBS Commercial Mortgage
	Trust 2014-C20	4.513%	5/15/47	90	92
[3]	WFRBS Commercial Mortgage
	Trust 2014-C21	3.678%	8/15/47	735	760
[3]	WFRBS Commercial Mortgage
	Trust 2014-C21	3.891%	8/15/47	170	175
[3]	WFRBS Commercial Mortgage
	Trust 2014-C21	4.234%	8/15/47	300	300
[3]	WFRBS Commercial Mortgage
	Trust 2014-C23	3.917%	10/15/57	200	210
[3]	WFRBS Commercial Mortgage
	Trust 2014-LC14	3.522%	3/15/47	35	37
[3]	WFRBS Commercial Mortgage
	Trust 2014-LC14	4.045%	3/15/47	500	532
[3]	World Financial Network Credit Card
	Master Note Trust Series 2013-A	1.610%	12/15/21	470	472
[3,5] World Financial Network Credit Card
	Master Note Trust Series 2015-A	0.665%	2/15/22	510	510
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $228,279)					228,679
Corporate Bonds (62.4%)
Finance (29.4%)
	Banking (23.4%)
	Abbey National Treasury Services plc	4.000%	4/27/16	845	865
	Abbey National Treasury Services plc	1.375%	3/13/17	2,245	2,249
	Abbey National Treasury Services plc	1.650%	9/29/17	125	125
	Abbey National Treasury Services plc	3.050%	8/23/18	1,130	1,169
	Abbey National Treasury Services plc	2.350%	9/10/19	215	215
	Abbey National Treasury Services plc	2.375%	3/16/20	1,855	1,848
[6]	ABN AMRO Bank NV	4.250%	2/2/17	673	703
[6]	ABN AMRO Bank NV	1.800%	6/4/18	675	674
[6]	ABN AMRO Bank NV	2.500%	10/30/18	525	533
	American Express Centurion Bank	6.000%	9/13/17	1,650	1,803
	American Express Co.	6.150%	8/28/17	490	536
	American Express Co.	7.000%	3/19/18	535	607
	American Express Credit Corp.	2.750%	9/15/15	1,126	1,130
	American Express Credit Corp.	2.800%	9/19/16	1,480	1,511
	American Express Credit Corp.	2.375%	3/24/17	790	806
	American Express Credit Corp.	1.550%	9/22/17	280	281
	American Express Credit Corp.	2.125%	3/18/19	236	236
	American Express Credit Corp.	2.250%	8/15/19	602	602
	American Express Credit Corp.	2.375%	5/26/20	800	792
[6]	ANZ New Zealand International Ltd.	1.750%	3/29/18	695	696
	Australia & New Zealand Banking
	Group Ltd.	0.900%	2/12/16	500	501
[6]	Australia & New Zealand Banking
	Group Ltd.	3.250%	3/1/16	900	915
	Australia & New Zealand Banking
	Group Ltd.	1.875%	10/6/17	1,100	1,112
	Australia & New Zealand Banking
	Group Ltd.	1.450%	5/15/18	400	397
[6]	Australia & New Zealand Banking
	Group Ltd.	4.500%	3/19/24	935	937
[6]	Banco Votorantim SA	5.250%	2/11/16	280	284
	Bank of America Corp.	3.700%	9/1/15	100	100
	Bank of America Corp.	1.500%	10/9/15	635	636
	Bank of America Corp.	3.625%	3/17/16	725	739
	Bank of America Corp.	6.050%	5/16/16	810	841
	Bank of America Corp.	3.750%	7/12/16	1,270	1,302
	Bank of America Corp.	6.500%	8/1/16	1,790	1,886
	Bank of America Corp.	5.420%	3/15/17	485	514
	Bank of America Corp.	5.700%	5/2/17	162	173

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bank of America Corp.	6.400%	8/28/17	391	429
	Bank of America Corp.	6.000%	9/1/17	1,040	1,131
	Bank of America Corp.	5.750%	12/1/17	1,558	1,698
	Bank of America Corp.	2.000%	1/11/18	1,230	1,233
	Bank of America Corp.	6.875%	4/25/18	1,160	1,310
	Bank of America Corp.	5.650%	5/1/18	391	430
	Bank of America Corp.	1.950%	5/12/18	700	700
	Bank of America Corp.	1.750%	6/5/18	1,160	1,158
	Bank of America Corp.	2.600%	1/15/19	2,815	2,844
	Bank of America Corp.	2.250%	4/21/20	370	362
	Bank of America NA	1.125%	11/14/16	1,900	1,899
	Bank of America NA	1.250%	2/14/17	500	500
	Bank of America NA	5.300%	3/15/17	240	254
	Bank of America NA	6.100%	6/15/17	160	173
	Bank of America NA	1.650%	3/26/18	1,685	1,680
	Bank of Montreal	2.500%	1/11/17	440	450
	Bank of Montreal	1.300%	7/14/17	450	450
	Bank of Montreal	1.400%	9/11/17	885	886
	Bank of Montreal	1.450%	4/9/18	250	249
	Bank of Montreal	1.400%	4/10/18	745	740
	Bank of New York Mellon Corp.	2.300%	7/28/16	290	295
	Bank of New York Mellon Corp.	2.400%	1/17/17	710	724
	Bank of New York Mellon Corp.	1.969%	6/20/17	200	203
	Bank of New York Mellon Corp.	2.100%	1/15/19	81	81
	Bank of New York Mellon Corp.	2.200%	5/15/19	1,060	1,064
	Bank of New York Mellon Corp.	2.300%	9/11/19	710	709
	Bank of New York Mellon Corp.	2.150%	2/24/20	500	493
	Bank of Nova Scotia	2.050%	10/7/15	212	213
	Bank of Nova Scotia	0.750%	10/9/15	740	741
	Bank of Nova Scotia	1.375%	7/15/16	960	966
	Bank of Nova Scotia	2.550%	1/12/17	2,187	2,237
	Bank of Nova Scotia	1.250%	4/11/17	235	235
	Bank of Nova Scotia	1.300%	7/21/17	519	519
	Bank of Nova Scotia	1.375%	12/18/17	720	718
	Bank of Nova Scotia	1.450%	4/25/18	1,120	1,115
	Bank of Nova Scotia	1.700%	6/11/18	760	759
	Bank of Nova Scotia	2.050%	10/30/18	1,780	1,813
	Bank of Nova Scotia	2.050%	6/5/19	220	219
	Bank of Nova Scotia	1.850%	4/14/20	460	455
[6]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	250	250
[6]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	925	921
	Barclays Bank plc	5.000%	9/22/16	405	424
	Barclays Bank plc	2.500%	2/20/19	1,235	1,242
	Barclays Bank plc	6.750%	5/22/19	675	783
	Barclays plc	2.750%	11/8/19	1,335	1,329
	Barclays plc	2.875%	6/8/20	580	573
	BB&T Corp.	5.200%	12/23/15	520	530
	BB&T Corp.	3.200%	3/15/16	403	409
	BB&T Corp.	2.150%	3/22/17	1,590	1,613
	BB&T Corp.	4.900%	6/30/17	250	264
	BB&T Corp.	1.600%	8/15/17	180	181
	BB&T Corp.	2.050%	6/19/18	430	433
	BB&T Corp.	2.450%	1/15/20	585	586
	Bear Stearns Cos. LLC	5.300%	10/30/15	585	593
	Bear Stearns Cos. LLC	5.550%	1/22/17	550	583
	Bear Stearns Cos. LLC	6.400%	10/2/17	945	1,039
	Bear Stearns Cos. LLC	7.250%	2/1/18	710	804
	BNP Paribas SA	3.600%	2/23/16	2,170	2,210
	BNP Paribas SA	1.375%	3/17/17	1,100	1,101
	BNP Paribas SA	2.375%	9/14/17	2,150	2,183
	BNP Paribas SA	2.700%	8/20/18	1,665	1,702
	BPCE SA	1.625%	2/10/17	669	673
	BPCE SA	1.613%	7/25/17	420	421
	BPCE SA	1.625%	1/26/18	230	229
	BPCE SA	2.500%	12/10/18	1,815	1,841
	BPCE SA	2.250%	1/27/20	365	363
	Branch Banking & Trust Co.	5.625%	9/15/16	240	252
	Branch Banking & Trust Co.	1.000%	4/3/17	600	599
	Branch Banking & Trust Co.	1.350%	10/1/17	720	719
[6]	Caisse Centrale Desjardins	1.750%	1/29/18	1,630	1,628
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	630	631

	Capital One Bank USA NA	1.150%	11/21/16	280	279
	Capital One Bank USA NA	1.200%	2/13/17	250	248
	Capital One Bank USA NA	2.150%	11/21/18	350	348
	Capital One Bank USA NA	2.250%	2/13/19	580	576
	Capital One Bank USA NA	2.300%	6/5/19	795	789
	Capital One Financial Corp.	6.150%	9/1/16	105	111
	Capital One Financial Corp.	2.450%	4/24/19	671	671
	Capital One Financial Corp.	3.200%	2/5/25	300	282
	Capital One NA	1.500%	9/5/17	430	429
	Capital One NA	1.650%	2/5/18	700	695
	Capital One NA	1.500%	3/22/18	1,405	1,386
	Capital One NA	2.400%	9/5/19	760	753
	Citigroup Inc.	1.250%	1/15/16	96	96
	Citigroup Inc.	1.300%	4/1/16	330	331
	Citigroup Inc.	3.953%	6/15/16	1,319	1,354
	Citigroup Inc.	5.850%	8/2/16	217	227
	Citigroup Inc.	4.450%	1/10/17	1,273	1,330
	Citigroup Inc.	1.350%	3/10/17	204	204
	Citigroup Inc.	1.550%	8/14/17	330	329
	Citigroup Inc.	6.125%	11/21/17	1,346	1,480
	Citigroup Inc.	1.850%	11/24/17	1,170	1,173
	Citigroup Inc.	1.800%	2/5/18	860	857
	Citigroup Inc.	1.700%	4/27/18	1,990	1,977
	Citigroup Inc.	1.750%	5/1/18	1,620	1,610
	Citigroup Inc.	6.125%	5/15/18	240	267
	Citigroup Inc.	2.500%	9/26/18	1,420	1,436
	Citigroup Inc.	2.550%	4/8/19	1,430	1,441
	Citigroup Inc.	2.500%	7/29/19	540	540
[3,6,8] Colonial BancGroup Inc.		7.114%	5/29/49	560	—
	Comerica Bank	5.750%	11/21/16	425	453
	Comerica Bank	5.200%	8/22/17	175	188
	Commonwealth Bank of Australia	1.250%	9/18/15	850	851
	Commonwealth Bank of Australia	1.125%	3/13/17	250	250
	Commonwealth Bank of Australia	1.400%	9/8/17	1,300	1,303
	Commonwealth Bank of Australia	1.900%	9/18/17	470	476
	Commonwealth Bank of Australia	1.625%	3/12/18	555	556
	Commonwealth Bank of Australia	2.500%	9/20/18	1,495	1,530
	Commonwealth Bank of Australia	2.250%	3/13/19	1,385	1,393
	Commonwealth Bank of Australia	2.300%	9/6/19	800	803
	Commonwealth Bank of Australia	2.300%	3/12/20	510	510
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	995	1,029
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	1,110	1,112
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	2,270	2,283
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.250%	1/14/20	625	621
[9]	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.750%	11/9/20	474	574
	Countrywide Financial Corp.	6.250%	5/15/16	945	982
	Credit Suisse	1.375%	5/26/17	1,205	1,203
	Credit Suisse	1.700%	4/27/18	1,405	1,396
	Credit Suisse	2.300%	5/28/19	1,685	1,681
	Credit Suisse	4.375%	8/5/20	60	65
	Credit Suisse AG	1.750%	1/29/18	965	964
[6]	Credit Suisse Group Funding
	Guernsey Ltd.	2.750%	3/26/20	695	685
	Credit Suisse USA Inc.	5.125%	8/15/15	1,125	1,130
[6]	Danske Bank A/S	3.875%	4/14/16	825	843
	Deutsche Bank AG	3.250%	1/11/16	923	935
	Deutsche Bank AG	1.400%	2/13/17	2,280	2,273
	Deutsche Bank AG	6.000%	9/1/17	2,385	2,591
	Deutsche Bank AG	1.875%	2/13/18	1,345	1,346
	Deutsche Bank AG	2.500%	2/13/19	515	517
	Discover Bank	3.100%	6/4/20	580	579
	Fifth Third Bank	0.900%	2/26/16	605	605
	Fifth Third Bank	2.375%	4/25/19	614	614
	First Horizon National Corp.	5.375%	12/15/15	840	854
	First Republic Bank	2.375%	6/17/19	1,185	1,180
	Goldman Sachs Group Inc.	3.700%	8/1/15	1,260	1,263

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	5.350%	1/15/16	1,069	1,094
	Goldman Sachs Group Inc.	3.625%	2/7/16	118	120
	Goldman Sachs Group Inc.	5.625%	1/15/17	885	937
[10]	Goldman Sachs Group Inc.	6.125%	5/14/17	892	1,505
	Goldman Sachs Group Inc.	6.250%	9/1/17	1,813	1,986
	Goldman Sachs Group Inc.	5.950%	1/18/18	2,670	2,926
	Goldman Sachs Group Inc.	2.375%	1/22/18	2,020	2,046
	Goldman Sachs Group Inc.	6.150%	4/1/18	862	956
	Goldman Sachs Group Inc.	2.900%	7/19/18	1,841	1,884
[11]	Goldman Sachs Group Inc.	5.000%	8/8/18	240	193
	Goldman Sachs Group Inc.	2.625%	1/31/19	1,550	1,563
	Goldman Sachs Group Inc.	2.550%	10/23/19	390	389
[6]	HSBC Bank plc	1.500%	5/15/18	535	532
	HSBC Bank USA NA	6.000%	8/9/17	290	315
	HSBC USA Inc.	1.500%	11/13/17	190	190
	HSBC USA Inc.	1.625%	1/16/18	1,355	1,351
	HSBC USA Inc.	2.625%	9/24/18	865	881
	HSBC USA Inc.	2.250%	6/23/19	730	724
	HSBC USA Inc.	2.375%	11/13/19	1,170	1,165
	HSBC USA Inc.	2.350%	3/5/20	460	455
	Huntington Bancshares Inc.	2.600%	8/2/18	1,045	1,058
	Huntington National Bank	1.375%	4/24/17	600	597
	Huntington National Bank	2.000%	6/30/18	1,280	1,278
[6]	ING Bank NV	3.750%	3/7/17	1,600	1,661
[6]	ING Bank NV	2.450%	3/16/20	925	923
	Intesa Sanpaolo SPA	3.125%	1/15/16	1,436	1,447
	Intesa Sanpaolo SPA	2.375%	1/13/17	1,750	1,758
	Intesa Sanpaolo SPA	3.875%	1/16/18	1,340	1,382
	JPMorgan Chase & Co.	5.150%	10/1/15	150	151
	JPMorgan Chase & Co.	1.100%	10/15/15	865	865
	JPMorgan Chase & Co.	2.600%	1/15/16	918	926
	JPMorgan Chase & Co.	1.125%	2/26/16	110	110
	JPMorgan Chase & Co.	3.450%	3/1/16	2,289	2,327
	JPMorgan Chase & Co.	3.150%	7/5/16	1,125	1,148
	JPMorgan Chase & Co.	1.350%	2/15/17	295	295
	JPMorgan Chase & Co.	2.000%	8/15/17	635	641
	JPMorgan Chase & Co.	6.000%	1/15/18	1,696	1,866
	JPMorgan Chase & Co.	1.800%	1/25/18	470	470
	JPMorgan Chase & Co.	1.700%	3/1/18	1,200	1,194
	JPMorgan Chase & Co.	1.625%	5/15/18	325	322
	JPMorgan Chase & Co.	2.350%	1/28/19	1,430	1,434
	JPMorgan Chase & Co.	6.300%	4/23/19	850	970
	JPMorgan Chase & Co.	2.200%	10/22/19	1,050	1,039
	JPMorgan Chase & Co.	2.250%	1/23/20	1,055	1,037
	JPMorgan Chase & Co.	2.750%	6/23/20	1,575	1,572
[3]	JPMorgan Chase & Co.	5.300%	12/29/49	340	337
	JPMorgan Chase Bank NA	5.875%	6/13/16	250	261
[10]	JPMorgan Chase Bank NA	5.375%	9/28/16	350	575
	JPMorgan Chase Bank NA	6.000%	7/5/17	215	234
	JPMorgan Chase Bank NA	6.000%	10/1/17	775	845
	KeyBank NA	1.650%	2/1/18	136	136
	KeyBank NA	1.700%	6/1/18	250	249
[3,6] LBG Capital No.1 plc		8.000%	12/29/49	240	274
	Lloyds Bank plc	4.875%	1/21/16	351	358
	Lloyds Bank plc	1.750%	5/14/18	510	510
	Lloyds Bank plc	2.300%	11/27/18	315	319
	Lloyds Bank plc	2.350%	9/5/19	430	429
	Lloyds Bank plc	2.400%	3/17/20	810	808
[6]	Macquarie Bank Ltd.	2.000%	8/15/16	985	995
[6]	Macquarie Bank Ltd.	1.600%	10/27/17	1,400	1,398
[6]	Macquarie Bank Ltd.	2.400%	1/21/20	865	859
[6]	Macquarie Bank Ltd.	4.875%	6/10/25	500	493
	Manufacturers & Traders Trust Co.	1.250%	1/30/17	250	250
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	925	1,030
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	855	848
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	970	976
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	990	985
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	470	462
[3]	Manufacturers & Traders Trust Co.	5.629%	12/1/21	245	254
[6]	Mitsubishi UFJ Trust & Banking Corp.	1.600%	10/16/17	710	709
[6]	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	710	713

	Morgan Stanley	4.000%	7/24/15	400	401
	Morgan Stanley	5.375%	10/15/15	610	618
	Morgan Stanley	3.450%	11/2/15	250	252
	Morgan Stanley	3.800%	4/29/16	925	946
	Morgan Stanley	5.750%	10/18/16	1,690	1,785
	Morgan Stanley	5.450%	1/9/17	640	678
	Morgan Stanley	5.550%	4/27/17	455	487
	Morgan Stanley	6.250%	8/28/17	335	367
	Morgan Stanley	5.950%	12/28/17	1,179	1,295
	Morgan Stanley	1.875%	1/5/18	1,495	1,498
	Morgan Stanley	6.625%	4/1/18	650	730
	Morgan Stanley	2.125%	4/25/18	740	745
	Morgan Stanley	2.500%	1/24/19	850	858
	Morgan Stanley	2.375%	7/23/19	1,090	1,082
	Morgan Stanley	2.650%	1/27/20	525	523
	Morgan Stanley	2.800%	6/16/20	800	798
	MUFG Americas Holdings Corp.	1.625%	2/9/18	300	299
	MUFG Americas Holdings Corp.	2.250%	2/10/20	700	690
	MUFG Union Bank NA	5.950%	5/11/16	1,360	1,415
	MUFG Union Bank NA	3.000%	6/6/16	1,410	1,435
	MUFG Union Bank NA	1.500%	9/26/16	954	956
	MUFG Union Bank NA	2.125%	6/16/17	610	618
	MUFG Union Bank NA	2.625%	9/26/18	945	959
	MUFG Union Bank NA	2.250%	5/6/19	580	580
	National Australia Bank Ltd.	1.600%	8/7/15	250	250
	National Australia Bank Ltd.	2.300%	7/25/18	500	508
	National City Bank	5.250%	12/15/16	250	264
	National City Bank	5.800%	6/7/17	375	403
	National City Corp.	6.875%	5/15/19	190	220
[6]	Nationwide Building Society	2.350%	1/21/20	950	946
	PNC Bank NA	0.800%	1/28/16	655	655
	PNC Bank NA	5.250%	1/15/17	665	704
	PNC Bank NA	1.125%	1/27/17	1,100	1,100
	PNC Bank NA	4.875%	9/21/17	565	603
	PNC Bank NA	1.500%	10/18/17	1,200	1,201
	PNC Bank NA	6.000%	12/7/17	115	127
	PNC Bank NA	1.500%	2/23/18	1,300	1,296
	PNC Bank NA	6.875%	4/1/18	100	113
	PNC Bank NA	1.600%	6/1/18	1,900	1,895
	PNC Bank NA	2.200%	1/28/19	1,185	1,190
	PNC Bank NA	2.250%	7/2/19	1,010	1,009
	PNC Bank NA	2.400%	10/18/19	1,541	1,548
	PNC Funding Corp.	4.250%	9/21/15	615	620
	PNC Funding Corp.	2.700%	9/19/16	983	999
	PNC Funding Corp.	5.625%	2/1/17	105	112
	PNC Funding Corp.	5.125%	2/8/20	180	201
	Regions Bank	7.500%	5/15/18	250	287
	Regions Financial Corp.	2.000%	5/15/18	650	648
	Royal Bank of Canada	2.875%	4/19/16	1,700	1,728
	Royal Bank of Canada	2.300%	7/20/16	1,065	1,081
	Royal Bank of Canada	1.250%	6/16/17	480	482
	Royal Bank of Canada	1.400%	10/13/17	640	642
	Royal Bank of Canada	1.500%	1/16/18	95	95
	Royal Bank of Canada	2.200%	7/27/18	600	610
	Royal Bank of Scotland Group plc	6.400%	10/21/19	205	228
	Royal Bank of Scotland plc	3.950%	9/21/15	501	504
	Royal Bank of Scotland plc	4.375%	3/16/16	578	590
	Royal Bank of Scotland plc	5.625%	8/24/20	350	394
	Royal Bank of Scotland plc	6.125%	1/11/21	35	40
	Santander Bank NA	8.750%	5/30/18	795	921
[6]	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	550	547
	Societe Generale SA	2.750%	10/12/17	680	697
	State Street Bank & Trust Co.	5.300%	1/15/16	190	195
[3]	State Street Corp.	5.250%	12/29/49	340	340
	Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	380	380
	SunTrust Banks Inc.	3.500%	1/20/17	295	304
	SunTrust Banks Inc.	6.000%	9/11/17	205	224
	Svenska Handelsbanken AB	2.500%	1/25/19	940	956
	Svenska Handelsbanken AB	2.250%	6/17/19	385	387
	Synchrony Financial	3.000%	8/15/19	2,109	2,121
	Synchrony Financial	2.700%	2/3/20	912	900

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Synchrony Financial	3.750%	8/15/21	240	241
	Toronto-Dominion Bank	2.500%	7/14/16	509	518
	Toronto-Dominion Bank	1.625%	3/13/18	1,505	1,514
	Toronto-Dominion Bank	1.400%	4/30/18	680	679
	Toronto-Dominion Bank	2.125%	7/2/19	1,560	1,559
	Toronto-Dominion Bank	2.250%	11/5/19	1,415	1,423
	UBS AG	5.875%	12/20/17	1,065	1,171
	UBS AG	1.800%	3/26/18	1,300	1,295
	UBS AG	5.750%	4/25/18	1,712	1,894
	UBS AG	2.375%	8/14/19	1,100	1,096
	US Bank NA	1.100%	1/30/17	183	183
	US Bank NA	1.375%	9/11/17	1,010	1,012
	US Bank NA	1.350%	1/26/18	502	501
	US Bank NA	2.125%	10/28/19	913	913
	US Bank NA	2.282%	4/29/20	820	821
	Wachovia Bank NA	5.000%	8/15/15	250	251
	Wachovia Bank NA	5.600%	3/15/16	405	419
	Wachovia Bank NA	6.000%	11/15/17	1,413	1,555
	Wachovia Corp.	5.625%	10/15/16	920	973
	Wachovia Corp.	5.750%	6/15/17	900	978
	Wachovia Corp.	5.750%	2/1/18	1,201	1,325
[8]	Washington Mutual Bank / Debt
	not acquired by JPMorgan	6.875%	6/15/11	517	1
	Wells Fargo & Co.	3.676%	6/15/16	1,230	1,263
	Wells Fargo & Co.	1.150%	6/2/17	190	190
	Wells Fargo & Co.	1.400%	9/8/17	887	888
	Wells Fargo & Co.	5.625%	12/11/17	480	527
	Wells Fargo & Co.	1.500%	1/16/18	980	980
	Wells Fargo & Co.	2.150%	1/15/19	619	622
	Wells Fargo & Co.	2.125%	4/22/19	2,400	2,407
	Wells Fargo & Co.	2.150%	1/30/20	1,710	1,687
	Westpac Banking Corp.	1.125%	9/25/15	650	651
	Westpac Banking Corp.	3.000%	12/9/15	850	859
	Westpac Banking Corp.	0.950%	1/12/16	500	501
	Westpac Banking Corp.	1.050%	11/25/16	765	768
	Westpac Banking Corp.	1.200%	5/19/17	500	501
	Westpac Banking Corp.	2.000%	8/14/17	1,225	1,243
	Westpac Banking Corp.	1.500%	12/1/17	1,175	1,178
	Westpac Banking Corp.	1.600%	1/12/18	1,025	1,027
	Westpac Banking Corp.	1.550%	5/25/18	650	648
	Westpac Banking Corp.	2.250%	7/30/18	500	508
	Westpac Banking Corp.	2.250%	1/17/19	600	607
	Westpac Banking Corp.	4.875%	11/19/19	845	937
	Westpac Banking Corp.	2.300%	5/26/20	570	568
	Zions Bancorporation	5.500%	11/16/15	19	19

	Brokerage (0.6%)
	Ameriprise Financial Inc.	5.650%	11/15/15	71	72
[3]	Ameriprise Financial Inc.	7.518%	6/1/66	155	155
	Charles Schwab Corp.	6.375%	9/1/17	140	155
	Charles Schwab Corp.	1.500%	3/10/18	465	465
	Franklin Resources Inc.	1.375%	9/15/17	380	381
	Jefferies Group LLC	5.125%	4/13/18	365	388
	Legg Mason Inc.	2.700%	7/15/19	140	140
[8]	Lehman Brothers Holdings E-Capital
	Trust I	3.589%	8/19/65	210	—
	Nomura Holdings Inc.	4.125%	1/19/16	560	569
	Nomura Holdings Inc.	2.000%	9/13/16	2,230	2,241
	Nomura Holdings Inc.	2.750%	3/19/19	620	626
	NYSE Euronext	2.000%	10/5/17	980	991
	TD Ameritrade Holding Corp.	2.950%	4/1/22	415	411
[6]	TIAA Asset Management Finance
	Co. LLC	2.950%	11/1/19	1,463	1,473

	Finance Companies (1.6%)
	Air Lease Corp.	5.625%	4/1/17	1,993	2,113
	Air Lease Corp.	3.375%	1/15/19	845	860
	General Electric Capital Corp.	1.625%	7/2/15	605	605
	General Electric Capital Corp.	4.375%	9/21/15	260	262
	General Electric Capital Corp.	2.250%	11/9/15	485	488
	General Electric Capital Corp.	1.000%	12/11/15	170	170

	General Electric Capital Corp.	5.000%	1/8/16	595	608
	General Electric Capital Corp.	2.950%	5/9/16	438	447
	General Electric Capital Corp.	1.500%	7/12/16	930	937
	General Electric Capital Corp.	3.350%	10/17/16	1,345	1,387
	General Electric Capital Corp.	2.900%	1/9/17	145	149
	General Electric Capital Corp.	5.400%	2/15/17	860	919
	General Electric Capital Corp.	2.450%	3/15/17	1,830	1,874
	General Electric Capital Corp.	5.625%	9/15/17	2,570	2,799
	General Electric Capital Corp.	5.625%	5/1/18	2,378	2,633
	General Electric Capital Corp.	6.000%	8/7/19	350	401
	General Electric Capital Corp.	2.200%	1/9/20	1,050	1,046
[3]	General Electric Capital Corp.	6.375%	11/15/67	165	177
	HSBC Finance Corp.	5.500%	1/19/16	1,507	1,543
	HSBC Finance Corp.	0.713%	6/1/16	425	424

	Insurance (2.0%)
	Aflac Inc.	2.400%	3/16/20	280	281
	Alleghany Corp.	5.625%	9/15/20	210	234
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	1,395	1,482
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	50	56
	Alterra Finance LLC	6.250%	9/30/20	235	269
	American Financial Group Inc.	9.875%	6/15/19	770	962
	American International Group Inc.	2.375%	8/24/15	250	251
	American International Group Inc.	5.050%	10/1/15	85	86
	American International Group Inc.	5.600%	10/18/16	1,070	1,131
[10]	American International Group Inc.	6.765%	11/15/17	358	628
	American International Group Inc.	5.850%	1/16/18	930	1,024
	American International Group Inc.	2.300%	7/16/19	262	262
	American International Group Inc.	3.875%	1/15/35	90	81
	Anthem Inc.	1.875%	1/15/18	465	464
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	625	688
	Assurant Inc.	2.500%	3/15/18	700	710
	Axis Specialty Finance LLC	5.875%	6/1/20	300	340
	AXIS Specialty Finance plc	2.650%	4/1/19	350	349
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	600	666
	Berkshire Hathaway Inc.	2.200%	8/15/16	125	127
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	126
	CNA Financial Corp.	6.500%	8/15/16	505	534
	CNA Financial Corp.	7.350%	11/15/19	100	118
	Manulife Financial Corp.	3.400%	9/17/15	380	382
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	125	128
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	340	338
[6]	MassMutual Global Funding II	3.125%	4/14/16	305	310
[6]	MassMutual Global Funding II	2.000%	4/5/17	200	203
[6]	MassMutual Global Funding II	2.100%	8/2/18	300	304
[6]	MassMutual Global Funding II	2.500%	10/17/22	365	350
	MetLife Inc.	6.750%	6/1/16	990	1,041
	MetLife Inc.	1.756%	12/15/17	300	302
	MetLife Inc.	6.817%	8/15/18	315	362
	MetLife Inc.	7.717%	2/15/19	220	262
[3]	MetLife Inc.	5.250%	12/29/49	165	164
[6]	Metropolitan Life Global Funding I	1.500%	1/10/18	650	648
[6]	Metropolitan Life Global Funding I	2.300%	4/10/19	275	277
[6]	Metropolitan Life Global Funding I	2.000%	4/14/20	470	463
[6]	New York Life Global Funding	1.950%	2/11/20	430	424
	PartnerRe Finance A LLC	6.875%	6/1/18	520	585
	Principal Financial Group Inc.	1.850%	11/15/17	400	403
[6]	Principal Life Global Funding II	2.250%	10/15/18	275	280
[6]	Principal Life Global Funding II	2.200%	4/8/20	685	679
[3]	Progressive Corp.	6.700%	6/15/67	215	224
	Prudential Financial Inc.	3.000%	5/12/16	275	280
	Prudential Financial Inc.	7.375%	6/15/19	255	303
	Prudential Financial Inc.	2.350%	8/15/19	260	260
[3]	Prudential Financial Inc.	5.375%	5/15/45	290	285
	Reinsurance Group of America Inc.	5.625%	3/15/17	275	293
	Reinsurance Group of America Inc.	6.450%	11/15/19	505	581
[6]	Reliance Standard Life Global Funding II	2.500%	1/15/20	1,255	1,247
[6]	Reliance Standard Life Global Funding II	2.375%	5/4/20	430	423
	Torchmark Corp.	9.250%	6/15/19	170	210
	Transatlantic Holdings Inc.	5.750%	12/14/15	480	490
	Travelers Cos. Inc.	5.800%	5/15/18	55	61

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Travelers Cos. Inc.	5.900%	6/2/19	70	80
	Travelers Cos. Inc.	3.900%	11/1/20	105	113
	UnitedHealth Group Inc.	1.400%	12/15/17	290	290
	UnitedHealth Group Inc.	2.300%	12/15/19	235	235
	Unum Group	7.125%	9/30/16	325	348
[6]	UnumProvident Finance Co. plc	6.850%	11/15/15	207	211

	Real Estate Investment Trusts (1.8%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	715	707
	ARC Properties Operating Partnership
	LP/Clark Acquisition LLC	2.000%	2/6/17	2,740	2,658
	ARC Properties Operating Partnership
	LP/Clark Acquisition LLC	3.000%	2/6/19	505	481
	AvalonBay Communities Inc.	3.625%	10/1/20	220	229
	AvalonBay Communities Inc.	3.450%	6/1/25	290	285
	BioMed Realty LP	3.850%	4/15/16	385	392
	Boston Properties LP	3.700%	11/15/18	100	105
	Boston Properties LP	5.875%	10/15/19	781	886
	Brandywine Operating Partnership LP	5.700%	5/1/17	305	325
	Brandywine Operating Partnership LP	4.950%	4/15/18	475	505
	DDR Corp.	9.625%	3/15/16	205	217
	DDR Corp.	4.750%	4/15/18	725	773
	DDR Corp.	7.875%	9/1/20	170	208
	Digital Realty Trust LP	5.875%	2/1/20	715	802
	Digital Realty Trust LP	3.950%	7/1/22	595	593
	Duke Realty LP	5.950%	2/15/17	22	24
	Duke Realty LP	6.500%	1/15/18	75	84
	ERP Operating LP	2.375%	7/1/19	125	125
	ERP Operating LP	4.750%	7/15/20	100	110
	Essex Portfolio LP	3.500%	4/1/25	356	344
[6]	Goodman Funding Pty Ltd.	6.375%	11/12/20	500	572
	HCP Inc.	3.750%	2/1/16	790	802
	HCP Inc.	6.700%	1/30/18	235	262
	HCP Inc.	2.625%	2/1/20	295	291
	HCP Inc.	5.375%	2/1/21	450	496
	Health Care REIT Inc.	3.625%	3/15/16	1,032	1,048
	Health Care REIT Inc.	4.700%	9/15/17	365	388
	Health Care REIT Inc.	2.250%	3/15/18	385	387
	Health Care REIT Inc.	4.125%	4/1/19	1,137	1,199
	Health Care REIT Inc.	6.125%	4/15/20	350	400
	Health Care REIT Inc.	4.000%	6/1/25	255	251
	Highwoods Realty LP	5.850%	3/15/17	105	113
	Kilroy Realty LP	4.800%	7/15/18	435	464
	Liberty Property LP	5.500%	12/15/16	655	691
	Liberty Property LP	4.750%	10/1/20	35	38
	Liberty Property LP	3.750%	4/1/25	85	82
	ProLogis LP	4.500%	8/15/17	200	212
	ProLogis LP	2.750%	2/15/19	100	101
[9]	ProLogis LP	1.375%	5/13/21	361	392
	Realty Income Corp.	2.000%	1/31/18	130	131
	Realty Income Corp.	6.750%	8/15/19	145	168
	Regency Centers LP	5.875%	6/15/17	325	351
	Senior Housing Properties Trust	4.300%	1/15/16	340	343
	Senior Housing Properties Trust	3.250%	5/1/19	850	853
	Simon Property Group LP	2.800%	1/30/17	547	560
	Simon Property Group LP	2.150%	9/15/17	40	41
	Simon Property Group LP	10.350%	4/1/19	250	318
	Simon Property Group LP	5.650%	2/1/20	36	41
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	560	563
[6]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	1.750%	9/15/17	710	712
[6]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	2.700%	9/17/19	710	710
	Weingarten Realty Investors	3.375%	10/15/22	218	211
	Weingarten Realty Investors	3.850%	6/1/25	151	148
					372,799
Industrial (28.9%)
	Basic Industry (2.2%)
	Agrium Inc.	6.750%	1/15/19	337	383
	Air Products & Chemicals Inc.	2.000%	8/2/16	265	269
	Air Products & Chemicals Inc.	1.200%	10/15/17	275	274

	Air Products & Chemicals Inc.	4.375%	8/21/19	170	185
	Airgas Inc.	2.950%	6/15/16	215	218
	Airgas Inc.	1.650%	2/15/18	555	553
	Airgas Inc.	2.375%	2/15/20	240	237
	Albemarle Corp.	3.000%	12/1/19	120	120
	Barrick North America Finance LLC	6.800%	9/15/18	420	476
[9]	BHP Billiton Finance Ltd.	6.375%	4/4/16	325	379
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	86	87
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	1,720	1,738
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	768	826
	BHP Billiton Finance USA Ltd.	2.050%	9/30/18	335	340
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	878	1,016
	CF Industries Inc.	6.875%	5/1/18	935	1,047
	Eastman Chemical Co.	3.000%	12/15/15	185	187
	Eastman Chemical Co.	2.400%	6/1/17	483	491
	Eastman Chemical Co.	2.700%	1/15/20	215	214
	Ecolab Inc.	3.000%	12/8/16	80	82
	EI du Pont de Nemours & Co.	6.000%	7/15/18	658	738
	EI du Pont de Nemours & Co.	4.625%	1/15/20	270	297
	Freeport-McMoRan Inc.	2.300%	11/14/17	355	354
	Freeport-McMoRan Inc.	2.375%	3/15/18	925	918
[6]	Glencore Finance Canada Ltd.	3.600%	1/15/17	470	482
[6]	Glencore Funding LLC	2.500%	1/15/19	230	228
	Goldcorp Inc.	2.125%	3/15/18	360	362
	LyondellBasell Industries NV	5.000%	4/15/19	995	1,077
	Monsanto Co.	1.150%	6/30/17	230	229
	Monsanto Co.	5.125%	4/15/18	535	583
	Monsanto Co.	1.850%	11/15/18	75	75
	Monsanto Co.	2.125%	7/15/19	950	945
	Monsanto Co.	2.750%	7/15/21	375	366
	Nucor Corp.	5.850%	6/1/18	550	614
	Plains Exploration & Production Co.	6.500%	11/15/20	431	456
	Plains Exploration & Production Co.	6.750%	2/1/22	162	172
	Plains Exploration & Production Co.	6.875%	2/15/23	276	294
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	693	721
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	240	277
	Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	85	94
	PPG Industries Inc.	1.900%	1/15/16	245	247
	PPG Industries Inc.	2.300%	11/15/19	715	713
[9]	PPG Industries Inc.	0.875%	3/13/22	523	558
	Praxair Inc.	4.500%	8/15/19	510	558
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	520	526
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	710	798
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	470	584
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	110	108
	Rio Tinto Finance USA plc	1.375%	6/17/16	915	916
	Rio Tinto Finance USA plc	2.000%	3/22/17	1,000	1,008
	Rio Tinto Finance USA plc	1.625%	8/21/17	1,200	1,197
	Teck Resources Ltd.	3.150%	1/15/17	295	298
	Teck Resources Ltd.	3.850%	8/15/17	205	211
	Teck Resources Ltd.	2.500%	2/1/18	270	267
	Teck Resources Ltd.	3.000%	3/1/19	55	53
	Vale Overseas Ltd.	6.250%	1/11/16	579	593
	Vale Overseas Ltd.	6.250%	1/23/17	739	784
	Vale Overseas Ltd.	5.625%	9/15/19	383	413

	Capital Goods (3.1%)
[6]	ABB Treasury Center USA Inc.	2.500%	6/15/16	350	355
	Boeing Capital Corp.	2.125%	8/15/16	520	528
	Boeing Capital Corp.	2.900%	8/15/18	475	496
	Boeing Capital Corp.	4.700%	10/27/19	965	1,068
	Boeing Co.	0.950%	5/15/18	300	296
	Boeing Co.	6.000%	3/15/19	315	360
	Caterpillar Financial Services Corp.	5.450%	4/15/18	1,095	1,211
	Caterpillar Financial Services Corp.	7.050%	10/1/18	145	169
	Caterpillar Financial Services Corp.	7.150%	2/15/19	1,010	1,188
	Caterpillar Inc.	7.900%	12/15/18	835	1,002
	Crane Co.	2.750%	12/15/18	385	393
	Danaher Corp.	2.300%	6/23/16	782	793
	Danaher Corp.	5.400%	3/1/19	520	580
	Danaher Corp.	3.900%	6/23/21	525	561

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[9]	Dover Corp.	2.125%	12/1/20	240	282
[6]	Embraer Overseas Ltd.	5.696%	9/16/23	263	277
	Emerson Electric Co.	5.375%	10/15/17	240	262
	Emerson Electric Co.	5.250%	10/15/18	120	134
	Emerson Electric Co.	5.000%	4/15/19	140	155
	Emerson Electric Co.	4.875%	10/15/19	370	409
	General Dynamics Corp.	1.000%	11/15/17	1,650	1,645
	General Electric Co.	0.850%	10/9/15	370	371
	General Electric Co.	5.250%	12/6/17	3,115	3,394
	Harris Corp.	1.999%	4/27/18	350	349
	Harris Corp.	2.700%	4/27/20	170	168
	Harsco Corp.	2.700%	10/15/15	312	312
	Honeywell International Inc.	5.300%	3/1/18	918	1,011
	Honeywell International Inc.	5.000%	2/15/19	1,368	1,519
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	235	268
	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	810	823
	Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	240	239
	John Deere Capital Corp.	2.250%	6/7/16	650	659
	John Deere Capital Corp.	1.850%	9/15/16	960	972
	John Deere Capital Corp.	2.000%	1/13/17	320	325
	John Deere Capital Corp.	1.400%	3/15/17	510	515
	John Deere Capital Corp.	2.800%	9/18/17	160	166
	John Deere Capital Corp.	1.200%	10/10/17	810	809
	John Deere Capital Corp.	1.550%	12/15/17	475	478
	John Deere Capital Corp.	5.350%	4/3/18	480	532
	John Deere Capital Corp.	5.750%	9/10/18	465	522
	John Deere Capital Corp.	1.950%	12/13/18	1,155	1,166
	John Deere Capital Corp.	1.950%	3/4/19	100	100
	John Deere Capital Corp.	2.300%	9/16/19	305	306
	John Deere Capital Corp.	2.050%	3/10/20	465	459
[11]	John Deere Financial Ltd.	3.500%	12/18/19	460	358
	L-3 Communications Corp.	3.950%	11/15/16	405	418
	L-3 Communications Corp.	1.500%	5/28/17	235	233
	L-3 Communications Corp.	5.200%	10/15/19	360	391
	Lockheed Martin Corp.	4.250%	11/15/19	1,262	1,372
	Lockheed Martin Corp.	3.350%	9/15/21	455	468
	Mohawk Industries Inc.	6.125%	1/15/16	957	981
[9]	Mohawk Industries Inc.	2.000%	1/14/22	377	421
	Precision Castparts Corp.	0.700%	12/20/15	460	460
	Raytheon Co.	6.750%	3/15/18	360	410
	Raytheon Co.	6.400%	12/15/18	720	833
	Rockwell Automation Inc.	5.650%	12/1/17	115	126
	Roper Industries Inc.	1.850%	11/15/17	520	524
	Roper Industries Inc.	2.050%	10/1/18	235	234
[9]	Schneider Electric SE	3.750%	7/12/18	200	245
[6]	Schneider Electric SE	2.950%	9/27/22	520	515
[6]	Siemens Financieringsmaatschappij NV	1.450%	5/25/18	685	684
[6]	Siemens Financieringsmaatschappij NV	2.150%	5/27/20	690	684
	United Rentals North America Inc.	4.625%	7/15/23	340	333
	United Technologies Corp.	5.375%	12/15/17	691	758
	United Technologies Corp.	6.125%	2/1/19	810	928
	Waste Management Inc.	2.600%	9/1/16	230	234
	Waste Management Inc.	6.100%	3/15/18	275	307

	Communication (4.5%)
	21st Century Fox America Inc.	7.250%	5/18/18	175	202
	21st Century Fox America Inc.	6.900%	3/1/19	160	186
	America Movil SAB de CV	2.375%	9/8/16	815	825
	America Movil SAB de CV	5.625%	11/15/17	555	607
[9]	America Movil SAB de CV	1.000%	6/4/18	700	790
	America Movil SAB de CV	5.000%	10/16/19	300	330
	America Movil SAB de CV	5.000%	3/30/20	1,275	1,410
	American Tower Corp.	4.500%	1/15/18	710	751
	American Tower Corp.	3.400%	2/15/19	380	389
	American Tower Corp.	2.800%	6/1/20	800	788
	AT&T Inc.	2.400%	8/15/16	235	238
	AT&T Inc.	1.600%	2/15/17	470	471
[10]	AT&T Inc.	5.875%	4/28/17	700	1,178
	AT&T Inc.	1.700%	6/1/17	275	276
	AT&T Inc.	1.400%	12/1/17	600	598
	AT&T Inc.	5.500%	2/1/18	1,109	1,212

	AT&T Inc.	5.600%	5/15/18	175	193
	AT&T Inc.	2.375%	11/27/18	325	328
	AT&T Inc.	5.800%	2/15/19	930	1,039
	AT&T Inc.	2.300%	3/11/19	650	650
	AT&T Inc.	2.450%	6/30/20	1,100	1,076
	British Telecommunications plc	1.250%	2/14/17	345	344
	British Telecommunications plc	2.350%	2/14/19	465	467
	CBS Corp.	1.950%	7/1/17	550	555
	CBS Corp.	4.625%	5/15/18	60	64
	CBS Corp.	2.300%	8/15/19	520	514
	Comcast Cable Communications LLC	8.875%	5/1/17	375	426
	Comcast Corp.	6.500%	1/15/17	750	812
	Comcast Corp.	6.300%	11/15/17	270	301
	Comcast Corp.	5.875%	2/15/18	410	456
	Comcast Corp.	5.700%	5/15/18	1,360	1,514
	Comcast Corp.	5.700%	7/1/19	1,275	1,449
	Comcast Corp.	5.150%	3/1/20	25	28
[6]	Deutsche Telekom International
	Finance BV	3.125%	4/11/16	490	498
[6]	Deutsche Telekom International
	Finance BV	2.250%	3/6/17	200	203
	Deutsche Telekom International
	Finance BV	6.750%	8/20/18	275	316
	Deutsche Telekom International
	Finance BV	6.000%	7/8/19	250	283
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.500%	3/1/16	1,115	1,132
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	2.400%	3/15/17	1,645	1,667
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	1.750%	1/15/18	1,135	1,123
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.875%	10/1/19	870	983
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.200%	3/15/20	520	572
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.600%	2/15/21	100	106
	Embarq Corp.	7.082%	6/1/16	450	468
	Interpublic Group of Cos. Inc.	2.250%	11/15/17	78	79
[6]	KT Corp.	1.750%	4/22/17	815	815
[6]	McGraw Hill Financial Inc.	4.000%	6/15/25	340	339
	Moody’s Corp.	2.750%	7/15/19	1,400	1,412
	Moody’s Corp.	5.500%	9/1/20	150	168
	NBCUniversal Media LLC	2.875%	4/1/16	95	96
	NBCUniversal Media LLC	5.150%	4/30/20	1,210	1,358
	Omnicom Group Inc.	5.900%	4/15/16	850	881
	Omnicom Group Inc.	6.250%	7/15/19	125	144
	Omnicom Group Inc.	4.450%	8/15/20	760	812
	Orange SA	2.750%	9/14/16	540	550
	Orange SA	2.750%	2/6/19	720	730
	Qwest Corp.	6.500%	6/1/17	185	199
	Rogers Communications Inc.	6.800%	8/15/18	813	926
[6]	SES Global Americas Holdings GP	2.500%	3/25/19	1,295	1,290
[6]	Sky plc	2.625%	9/16/19	300	298
	TCI Communications Inc.	8.750%	8/1/15	240	241
	Telecom Italia Capital SA	5.250%	10/1/15	100	101
	Telecom Italia Capital SA	6.999%	6/4/18	145	160
	Telefonica Emisiones SAU	3.992%	2/16/16	1,105	1,124
	Telefonica Emisiones SAU	6.421%	6/20/16	305	320
	Telefonica Emisiones SAU	6.221%	7/3/17	380	413
	Telefonica Emisiones SAU	3.192%	4/27/18	940	966
	Telefonica Emisiones SAU	5.134%	4/27/20	300	327
	Thomson Reuters Corp.	0.875%	5/23/16	400	400
	Thomson Reuters Corp.	1.300%	2/23/17	520	519
	Thomson Reuters Corp.	6.500%	7/15/18	730	825
	Thomson Reuters Corp.	4.700%	10/15/19	480	523
	Time Warner Cable Inc.	5.850%	5/1/17	800	854
	Time Warner Cable Inc.	6.750%	7/1/18	1,955	2,182
	Time Warner Cable Inc.	8.750%	2/14/19	395	469
	Time Warner Cable Inc.	8.250%	4/1/19	555	653
	Time Warner Cable Inc.	5.000%	2/1/20	175	188

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Time Warner Cable Inc.	4.000%	9/1/21	50	51
	Verizon Communications Inc.	2.500%	9/15/16	600	610
	Verizon Communications Inc.	1.350%	6/9/17	1,950	1,947
	Verizon Communications Inc.	6.100%	4/15/18	380	423
	Verizon Communications Inc.	3.650%	9/14/18	2,750	2,892
	Verizon Communications Inc.	6.350%	4/1/19	250	285
	Verizon Communications Inc.	2.625%	2/21/20	1,020	1,015
	Verizon Communications Inc.	4.500%	9/15/20	550	591
	Viacom Inc.	6.250%	4/30/16	310	323
	Viacom Inc.	2.500%	12/15/16	120	122
	Viacom Inc.	6.125%	10/5/17	255	279
	Viacom Inc.	2.500%	9/1/18	236	239
	Viacom Inc.	5.625%	9/15/19	75	83
	Vodafone Group plc	1.250%	9/26/17	305	302
	Vodafone Group plc	5.450%	6/10/19	100	110

	Consumer Cyclical (4.1%)
[6]	Alibaba Group Holding Ltd.	1.625%	11/28/17	905	904
[6]	Alibaba Group Holding Ltd.	2.500%	11/28/19	1,630	1,614
	Amazon.com Inc.	2.600%	12/5/19	465	468
	American Honda Finance Corp.	1.125%	10/7/16	470	471
	American Honda Finance Corp.	0.950%	5/5/17	380	380
	American Honda Finance Corp.	2.125%	10/10/18	440	445
	American Honda Finance Corp.	2.250%	8/15/19	1,000	1,006
	AutoZone Inc.	7.125%	8/1/18	845	972
	AutoZone Inc.	4.000%	11/15/20	385	408
	Brinker International Inc.	2.600%	5/15/18	630	632
	Costco Wholesale Corp.	5.500%	3/15/17	140	151
	Costco Wholesale Corp.	1.750%	2/15/20	350	346
	CVS Health Corp.	2.250%	12/5/18	600	607
[6]	Daimler Finance North America LLC	2.950%	1/11/17	405	415
[6]	Daimler Finance North America LLC	1.125%	3/10/17	655	652
[6]	Daimler Finance North America LLC	2.400%	4/10/17	260	264
[6]	Daimler Finance North America LLC	1.375%	8/1/17	475	474
[6]	Daimler Finance North America LLC	1.875%	1/11/18	280	280
[6]	Daimler Finance North America LLC	1.650%	3/2/18	335	333
[6]	Daimler Finance North America LLC	1.650%	5/18/18	445	442
[6]	Daimler Finance North America LLC	2.375%	8/1/18	700	709
[6]	Daimler Finance North America LLC	2.250%	9/3/19	355	351
[6]	Daimler Finance North America LLC	2.250%	3/2/20	335	331
[6]	Daimler Finance North America LLC	2.450%	5/18/20	340	338
	Dollar General Corp.	4.125%	7/15/17	305	319
	Dollar General Corp.	1.875%	4/15/18	235	234
	eBay Inc.	2.200%	8/1/19	480	477
[6]	Experian Finance plc	2.375%	6/15/17	905	909
	Ford Motor Credit Co. LLC	4.207%	4/15/16	1,219	1,245
	Ford Motor Credit Co. LLC	3.984%	6/15/16	750	767
	Ford Motor Credit Co. LLC	8.000%	12/15/16	1,375	1,499
	Ford Motor Credit Co. LLC	4.250%	2/3/17	245	255
	Ford Motor Credit Co. LLC	3.000%	6/12/17	625	639
	Ford Motor Credit Co. LLC	6.625%	8/15/17	1,395	1,530
	Ford Motor Credit Co. LLC	2.145%	1/9/18	700	703
	Ford Motor Credit Co. LLC	5.000%	5/15/18	1,715	1,843
	Ford Motor Credit Co. LLC	2.240%	6/15/18	350	350
	Ford Motor Credit Co. LLC	2.375%	3/12/19	465	463
	Ford Motor Credit Co. LLC	2.597%	11/4/19	600	595
	Ford Motor Credit Co. LLC	2.459%	3/27/20	465	456
	General Motors Co.	3.500%	10/2/18	585	604
	General Motors Financial Co. Inc.	2.625%	7/10/17	475	482
	General Motors Financial Co. Inc.	4.750%	8/15/17	25	26
	General Motors Financial Co. Inc.	3.250%	5/15/18	1,535	1,570
	General Motors Financial Co. Inc.	6.750%	6/1/18	1,160	1,293
	General Motors Financial Co. Inc.	3.500%	7/10/19	565	576
[6]	Harley-Davidson Financial Services Inc.	1.150%	9/15/15	510	511
[6]	Harley-Davidson Financial Services Inc.	3.875%	3/15/16	367	375
[6]	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	415	425
[6]	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	235	237
[6]	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	255	253
[6]	Harley-Davidson Funding Corp.	6.800%	6/15/18	90	103
	Home Depot Inc.	2.000%	6/15/19	475	476
[6]	Hyundai Capital America	4.000%	6/8/17	193	201

[6]	Hyundai Capital Services Inc.	4.375%	7/27/16	200	206
[6]	Kia Motors Corp.	3.625%	6/14/16	651	664
	Lowe’s Cos. Inc.	1.625%	4/15/17	1,016	1,027
	Lowe’s Cos. Inc.	6.100%	9/15/17	300	331
	Lowe’s Cos. Inc.	4.625%	4/15/20	360	396
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	282	300
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	200	223
	Marriott International Inc.	6.375%	6/15/17	180	196
	Marriott International Inc.	3.000%	3/1/19	240	246
	MasterCard Inc.	2.000%	4/1/19	300	301
	Nordstrom Inc.	6.250%	1/15/18	624	693
	PACCAR Financial Corp.	1.600%	3/15/17	160	162
	PACCAR Financial Corp.	2.200%	9/15/19	450	452
	QVC Inc.	3.125%	4/1/19	230	228
	Smithsonian Institute Washington
	DC GO	3.434%	9/1/23	150	152
	Staples Inc.	2.750%	1/12/18	80	81
	Starbucks Corp.	6.250%	8/15/17	570	633
	Starbucks Corp.	2.000%	12/5/18	450	457
	Target Corp.	2.300%	6/26/19	670	679
	TJX Cos. Inc.	6.950%	4/15/19	325	380
	TJX Cos. Inc.	2.750%	6/15/21	595	602
	Toyota Motor Credit Corp.	2.000%	9/15/16	86	87
	Toyota Motor Credit Corp.	2.050%	1/12/17	610	620
	Toyota Motor Credit Corp.	1.450%	1/12/18	650	651
	Toyota Motor Credit Corp.	2.000%	10/24/18	490	494
	Toyota Motor Credit Corp.	2.100%	1/17/19	470	471
	Toyota Motor Credit Corp.	2.125%	7/18/19	960	960
	VF Corp.	5.950%	11/1/17	140	155
	Wal-Mart Stores Inc.	0.600%	4/11/16	695	695
	Wal-Mart Stores Inc.	2.800%	4/15/16	605	616
	Wal-Mart Stores Inc.	5.375%	4/5/17	489	528
	Wal-Mart Stores Inc.	5.800%	2/15/18	565	630
	Wal-Mart Stores Inc.	1.125%	4/11/18	560	557
	Wal-Mart Stores Inc.	1.950%	12/15/18	450	457
	Wal-Mart Stores Inc.	3.625%	7/8/20	555	590
	Wal-Mart Stores Inc.	3.250%	10/25/20	457	479
	Wal-Mart Stores Inc.	4.250%	4/15/21	40	44
	Walgreen Co.	1.800%	9/15/17	570	572
	Walgreen Co.	5.250%	1/15/19	265	291
	Walgreens Boots Alliance Inc.	2.700%	11/18/19	250	250
[10]	Walgreens Boots Alliance Inc.	2.875%	11/20/20	281	440
[6]	Wesfarmers Ltd.	2.983%	5/18/16	1,150	1,170
[6]	Wesfarmers Ltd.	1.874%	3/20/18	425	426
	Wyndham Worldwide Corp.	2.950%	3/1/17	200	203
	Wyndham Worldwide Corp.	2.500%	3/1/18	165	165
	Yum! Brands Inc.	6.250%	4/15/16	215	223
	Yum! Brands Inc.	6.250%	3/15/18	74	82

	Consumer Noncyclical (6.6%)
	AbbVie Inc.	1.750%	11/6/17	715	717
	AbbVie Inc.	1.800%	5/14/18	1,975	1,968
	AbbVie Inc.	2.500%	5/14/20	1,850	1,829
	Actavis Funding SCS	1.850%	3/1/17	500	503
	Actavis Funding SCS	2.350%	3/12/18	1,000	1,008
	Actavis Funding SCS	2.450%	6/15/19	235	234
	Actavis Funding SCS	3.000%	3/12/20	2,380	2,378
	Actavis Inc.	1.875%	10/1/17	657	657
	Actavis Inc.	6.125%	8/15/19	235	265
	Agilent Technologies Inc.	6.500%	11/1/17	99	109
	Agilent Technologies Inc.	5.000%	7/15/20	265	290
	Allergan Inc.	5.750%	4/1/16	647	670
	Allergan Inc.	1.350%	3/15/18	200	196
	Altria Group Inc.	4.125%	9/11/15	1,153	1,160
	Altria Group Inc.	9.250%	8/6/19	1,369	1,719
	Altria Group Inc.	4.750%	5/5/21	710	769
	Amgen Inc.	2.125%	5/15/17	1,780	1,808
	Amgen Inc.	5.850%	6/1/17	963	1,043
	Amgen Inc.	6.150%	6/1/18	112	126
	Amgen Inc.	5.700%	2/1/19	185	207
	Amgen Inc.	2.200%	5/22/19	1,345	1,342

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Amgen Inc.	2.125%	5/1/20	485	475
	Anheuser-Busch Cos. LLC	5.050%	10/15/16	125	132
	Anheuser-Busch Cos. LLC	5.600%	3/1/17	100	108
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	150	165
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	65	65
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	615	616
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	865	877
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	1,230	1,234
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	550	653
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	150	169
[6]	Baxalta Inc.	2.000%	6/22/18	225	225
[6]	Baxalta Inc.	2.875%	6/23/20	850	848
	Baxter International Inc.	5.375%	6/1/18	255	282
[6]	Bayer US Finance LLC	1.500%	10/6/17	475	477
[6]	Bayer US Finance LLC	2.375%	10/8/19	1,425	1,432
	Becton Dickinson & Co.	1.800%	12/15/17	400	400
	Becton Dickinson & Co.	2.675%	12/15/19	185	185
	Biogen Inc.	6.875%	3/1/18	120	137
	Boston Scientific Corp.	2.650%	10/1/18	540	548
	Boston Scientific Corp.	2.850%	5/15/20	400	398
	Bottling Group LLC	5.500%	4/1/16	301	312
	Cardinal Health Inc.	1.900%	6/15/17	170	172
	Cardinal Health Inc.	1.700%	3/15/18	495	493
	Cardinal Health Inc.	1.950%	6/15/18	700	701
[6]	Cargill Inc.	1.900%	3/1/17	655	662
[6]	Cargill Inc.	6.000%	11/27/17	300	331
[9]	Cargill Inc.	1.875%	9/4/19	234	273
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	100	101
	Clorox Co.	5.950%	10/15/17	120	132
	Coca-Cola Co.	1.650%	3/14/18	100	101
	Coca-Cola Co.	1.150%	4/1/18	245	244
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	450	455
	ConAgra Foods Inc.	1.300%	1/25/16	660	660
	ConAgra Foods Inc.	5.819%	6/15/17	74	80
	ConAgra Foods Inc.	1.900%	1/25/18	750	739
	ConAgra Foods Inc.	2.100%	3/15/18	68	68
	ConAgra Foods Inc.	7.000%	4/15/19	101	115
	Constellation Brands Inc.	3.875%	11/15/19	250	253
	Constellation Brands Inc.	3.750%	5/1/21	120	117
	Covidien International Finance SA	6.000%	10/15/17	1,193	1,315
	CR Bard Inc.	1.375%	1/15/18	345	342
	Diageo Capital plc	1.125%	4/29/18	170	167
	Edwards Lifesciences Corp.	2.875%	10/15/18	600	614
	Express Scripts Holding Co.	2.650%	2/15/17	1,222	1,244
	Genentech Inc.	4.750%	7/15/15	420	420
	General Mills Inc.	5.700%	2/15/17	219	235
	General Mills Inc.	5.650%	2/15/19	300	335
	Gilead Sciences Inc.	3.050%	12/1/16	448	460
	Gilead Sciences Inc.	4.500%	4/1/21	325	354
	Gilead Sciences Inc.	4.400%	12/1/21	820	896
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	446
	Ingredion Inc.	1.800%	9/25/17	144	144
[6]	JM Smucker Co.	1.750%	3/15/18	600	599
[6]	JM Smucker Co.	2.500%	3/15/20	830	824
	Kraft Heinz Foods Co.	2.250%	6/5/17	228	231
	Kraft Heinz Foods Co.	6.125%	8/23/18	291	325
[6]	Kraft Heinz Foods Co.	2.800%	7/2/20	800	798
	Kroger Co.	1.200%	10/17/16	160	160
	Kroger Co.	2.200%	1/15/17	185	188
	Kroger Co.	6.800%	12/15/18	150	173
	Kroger Co.	2.300%	1/15/19	760	762
	Laboratory Corp. of America Holdings	2.625%	2/1/20	235	233
	Lorillard Tobacco Co.	3.500%	8/4/16	620	634
	Lorillard Tobacco Co.	8.125%	6/23/19	481	570
[9]	Luxottica Group SPA	3.625%	3/19/19	550	680
	McKesson Corp.	0.950%	12/4/15	600	601
	McKesson Corp.	3.250%	3/1/16	413	419
	McKesson Corp.	5.700%	3/1/17	150	161
	McKesson Corp.	2.284%	3/15/19	750	749
	Medco Health Solutions Inc.	7.125%	3/15/18	805	917
[6]	Medtronic Inc.	1.500%	3/15/18	675	673

[6]	Medtronic Inc.	2.500%	3/15/20	1,940	1,948
	Medtronic Inc.	4.450%	3/15/20	200	218
[6]	Medtronic Inc.	3.150%	3/15/22	250	250
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	350	390
	Mondelez International Inc.	4.125%	2/9/16	862	878
	Mondelez International Inc.	2.250%	2/1/19	980	984
[9]	Mondelez International Inc.	2.375%	1/26/21	216	253
[9]	Mondelez International Inc.	1.000%	3/7/22	724	776
	Mylan Inc.	1.800%	6/24/16	775	775
	Mylan Inc.	2.600%	6/24/18	1,371	1,381
	Mylan Inc.	2.550%	3/28/19	335	332
	Newell Rubbermaid Inc.	2.050%	12/1/17	315	317
	Newell Rubbermaid Inc.	2.875%	12/1/19	325	329
	PepsiCo Inc.	0.700%	2/26/16	350	350
	PepsiCo Inc.	5.000%	6/1/18	280	307
	PepsiCo Inc.	7.900%	11/1/18	320	383
	PepsiCo Inc.	2.250%	1/7/19	100	101
	PepsiCo Inc.	1.850%	4/30/20	1,250	1,236
[6]	Pernod Ricard SA	2.950%	1/15/17	1,455	1,484
[6]	Pernod Ricard SA	4.450%	1/15/22	225	237
	Perrigo Co. plc	2.300%	11/8/18	355	356
	Pfizer Inc.	6.200%	3/15/19	1,290	1,472
	Pharmacia Corp.	6.500%	12/1/18	200	232
	Philip Morris International Inc.	2.500%	5/16/16	515	523
	Philip Morris International Inc.	1.125%	8/21/17	125	125
	Philip Morris International Inc.	5.650%	5/16/18	510	566
	Procter & Gamble Co.	4.850%	12/15/15	75	77
	Procter & Gamble Co.	4.700%	2/15/19	260	286
	Quest Diagnostics Inc.	2.700%	4/1/19	465	469
	Reynolds American Inc.	6.750%	6/15/17	271	296
	Reynolds American Inc.	2.300%	6/12/18	700	706
	Reynolds American Inc.	3.250%	6/12/20	1,070	1,083
[6]	Roche Holdings Inc.	6.000%	3/1/19	576	657
[6]	Roche Holdings Inc.	2.250%	9/30/19	705	709
	Sanofi	1.250%	4/10/18	1,130	1,125
	St. Jude Medical Inc.	2.500%	1/15/16	495	500
	Stryker Corp.	1.300%	4/1/18	282	280
	Sysco Corp.	2.350%	10/2/19	1,400	1,409
	Sysco Corp.	3.000%	10/2/21	250	252
[6]	Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	1,240	1,248
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	870	884
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	300	305
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	510	517
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	355	359
	Tyson Foods Inc.	6.600%	4/1/16	978	1,018
	Tyson Foods Inc.	2.650%	8/15/19	1,430	1,438
	Tyson Foods Inc.	4.500%	6/15/22	250	265
	Whirlpool Corp.	6.500%	6/15/16	75	79
	Whirlpool Corp.	1.650%	11/1/17	475	477
	Wyeth LLC	5.500%	2/15/16	255	263
	Wyeth LLC	5.450%	4/1/17	80	86
	Zimmer Biomet Holdings Inc.	2.000%	4/1/18	465	468
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	780	775
	Zoetis Inc.	1.875%	2/1/18	35	35

	Energy (4.1%)
	Anadarko Petroleum Corp.	5.950%	9/15/16	865	912
	Anadarko Petroleum Corp.	6.375%	9/15/17	333	365
	BP Capital Markets plc	3.200%	3/11/16	1,990	2,023
	BP Capital Markets plc	2.248%	11/1/16	735	746
	BP Capital Markets plc	1.846%	5/5/17	725	734
	BP Capital Markets plc	1.375%	11/6/17	550	550
	BP Capital Markets plc	1.375%	5/10/18	2,025	2,013
	BP Capital Markets plc	2.241%	9/26/18	705	715
[11]	BP Capital Markets plc	4.750%	11/15/18	250	201
	BP Capital Markets plc	4.750%	3/10/19	730	798
	BP Capital Markets plc	2.237%	5/10/19	500	503
	BP Capital Markets plc	2.315%	2/13/20	850	846
	Canadian Natural Resources Ltd.	1.750%	1/15/18	250	248
	Cenovus Energy Inc.	5.700%	10/15/19	125	139
	Chevron Corp.	1.345%	11/15/17	435	436

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chevron Corp.	1.104%	12/5/17	300	299
	Chevron Corp.	1.365%	3/2/18	675	674
	Chevron Corp.	1.718%	6/24/18	700	703
	Chevron Corp.	1.961%	3/3/20	595	590
[6]	Columbia Pipeline Group Inc.	2.450%	6/1/18	230	232
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	780	825
	Dominion Gas Holdings LLC	2.500%	12/15/19	500	504
	Dominion Gas Holdings LLC	3.550%	11/1/23	300	302
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	250	268
[6]	Enable Midstream Partners LP	2.400%	5/15/19	470	453
[3]	Enbridge Energy Partners LP	8.050%	10/1/77	30	31
	Energy Transfer Partners LP	6.125%	2/15/17	515	552
	Energy Transfer Partners LP	2.500%	6/15/18	450	451
	Energy Transfer Partners LP	6.700%	7/1/18	990	1,104
	Energy Transfer Partners LP	4.150%	10/1/20	550	564
	Ensco plc	4.700%	3/15/21	320	326
	Enterprise Products Operating LLC	1.650%	5/7/18	575	574
	EOG Resources Inc.	5.875%	9/15/17	50	55
	EOG Resources Inc.	5.625%	6/1/19	175	198
	EOG Resources Inc.	4.400%	6/1/20	800	873
	EOG Resources Inc.	2.625%	3/15/23	200	192
	Exxon Mobil Corp.	1.912%	3/6/20	300	298
[6]	GS Caltex Corp.	5.500%	10/15/15	135	137
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	420	427
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	395	421
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	480	525
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	440	436
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	425	483
	Kinder Morgan Inc.	7.000%	6/15/17	570	617
	Kinder Morgan Inc.	7.250%	6/1/18	350	391
	Kinder Morgan Inc.	3.050%	12/1/19	965	963
[9]	Kinder Morgan Inc.	1.500%	3/16/22	509	548
	Marathon Oil Corp.	0.900%	11/1/15	360	360
	Marathon Oil Corp.	5.900%	3/15/18	315	346
	Marathon Oil Corp.	2.700%	6/1/20	800	794
	Nabors Industries Inc.	2.350%	9/15/16	400	401
	Nabors Industries Inc.	6.150%	2/15/18	460	496
	Noble Holding International Ltd.	3.450%	8/1/15	340	341
	Noble Holding International Ltd.	3.050%	3/1/16	370	373
	Occidental Petroleum Corp.	4.125%	6/1/16	190	196
	Occidental Petroleum Corp.	1.750%	2/15/17	2,070	2,089
	Occidental Petroleum Corp.	1.500%	2/15/18	1,140	1,135
	ONEOK Partners LP	3.200%	9/15/18	280	286
	ONEOK Partners LP	8.625%	3/1/19	190	225
	Petro-Canada	6.050%	5/15/18	115	128
	Phillips 66	2.950%	5/1/17	935	960
	Phillips 66 Partners LP	3.605%	2/15/25	70	66
	Pioneer Natural Resources Co.	6.650%	3/15/17	120	130
	Pioneer Natural Resources Co.	6.875%	5/1/18	225	253
	Plains All American Pipeline LP /
	PAA Finance Corp.	5.000%	2/1/21	235	254
	Pride International Inc.	8.500%	6/15/19	200	236
	Pride International Inc.	6.875%	8/15/20	285	326
	Shell International Finance BV	5.200%	3/22/17	375	402
	Shell International Finance BV	1.125%	8/21/17	100	100
	Shell International Finance BV	1.900%	8/10/18	100	100
	Shell International Finance BV	2.000%	11/15/18	325	327
	Shell International Finance BV	4.300%	9/22/19	250	272
	Shell International Finance BV	2.125%	5/11/20	1,500	1,495
[6]	Southern Natural Gas Co. LLC	5.900%	4/1/17	270	288
	Southern Natural Gas Co. LLC /
	Southern Natural Issuing Corp.	4.400%	6/15/21	155	160
	Southwestern Energy Co.	3.300%	1/23/18	300	308
	Southwestern Energy Co.	7.500%	2/1/18	500	558
	Southwestern Energy Co.	4.050%	1/23/20	1,100	1,129
	Spectra Energy Partners LP	2.950%	9/25/18	230	235
	Suncor Energy Inc.	6.100%	6/1/18	80	89
	Total Capital Canada Ltd.	1.450%	1/15/18	1,045	1,048
	Total Capital International SA	1.500%	2/17/17	615	619
	Total Capital International SA	1.550%	6/28/17	485	489
	Total Capital International SA	2.125%	1/10/19	980	986

	Total Capital International SA	2.100%	6/19/19	400	403
	Total Capital SA	2.125%	8/10/18	275	279
[3]	TransCanada PipeLines Ltd.	6.350%	5/15/67	115	110
	Transocean Inc.	4.950%	11/15/15	834	843
	Transocean Inc.	5.550%	12/15/16	1,415	1,457
	Transocean Inc.	3.000%	10/15/17	1,555	1,508
	Transocean Inc.	6.000%	3/15/18	465	470
	Weatherford International LLC	6.350%	6/15/17	360	385
	Weatherford International Ltd.	5.500%	2/15/16	240	245
	Weatherford International Ltd.	6.000%	3/15/18	225	240
	Weatherford International Ltd.	5.125%	9/15/20	300	305
	Western Gas Partners LP	2.600%	8/15/18	160	161
	Williams Partners LP	3.600%	3/15/22	500	484
[6]	Woodside Finance Ltd.	8.750%	3/1/19	250	302

	Other Industrial (0.1%)
[9]	G4S International Finance plc	2.625%	12/6/18	263	311
[6]	Hutchison Whampoa International
	09 Ltd.	7.625%	4/9/19	600	709
[6]	Hutchison Whampoa International
	14 Ltd.	1.625%	10/31/17	870	867

	Technology (2.9%)
	Adobe Systems Inc.	4.750%	2/1/20	475	522
	Altera Corp.	1.750%	5/15/17	185	186
	Altera Corp.	2.500%	11/15/18	1,205	1,231
	Amphenol Corp.	2.550%	1/30/19	200	202
	Apple Inc.	0.900%	5/12/17	425	425
	Apple Inc.	1.000%	5/3/18	590	583
	Apple Inc.	2.100%	5/6/19	1,635	1,650
	Apple Inc.	1.550%	2/7/20	465	454
	Apple Inc.	2.000%	5/6/20	615	610
	Apple Inc.	2.850%	5/6/21	875	886
	Applied Materials Inc.	2.650%	6/15/16	200	203
	Autodesk Inc.	3.125%	6/15/20	585	587
	Baidu Inc.	2.250%	11/28/17	385	388
	Baidu Inc.	3.250%	8/6/18	825	848
	Baidu Inc.	2.750%	6/9/19	425	424
	Cisco Systems Inc.	1.650%	6/15/18	460	462
	Cisco Systems Inc.	4.950%	2/15/19	980	1,081
	Cisco Systems Inc.	2.125%	3/1/19	815	820
	Cisco Systems Inc.	4.450%	1/15/20	650	710
	Computer Sciences Corp.	2.500%	9/15/15	370	371
	Computer Sciences Corp.	6.500%	3/15/18	525	580
	Corning Inc.	1.450%	11/15/17	495	495
	Corning Inc.	1.500%	5/8/18	670	669
	Corning Inc.	6.625%	5/15/19	135	157
	EMC Corp.	1.875%	6/1/18	490	491
	Fidelity National Information
	Services Inc.	1.450%	6/5/17	270	269
	Fidelity National Information
	Services Inc.	2.000%	4/15/18	70	70
	Fiserv Inc.	2.700%	6/1/20	295	295
	Hewlett-Packard Co.	2.125%	9/13/15	1,040	1,043
	Hewlett-Packard Co.	2.200%	12/1/15	320	322
	Hewlett-Packard Co.	2.650%	6/1/16	770	780
	Hewlett-Packard Co.	3.000%	9/15/16	1,765	1,801
	Hewlett-Packard Co.	3.300%	12/9/16	354	363
	Hewlett-Packard Co.	5.400%	3/1/17	360	383
	Hewlett-Packard Co.	2.600%	9/15/17	500	509
	Hewlett-Packard Co.	5.500%	3/1/18	170	186
	Hewlett-Packard Co.	2.750%	1/14/19	490	496
	Intel Corp.	1.950%	10/1/16	250	254
	Intel Corp.	1.350%	12/15/17	1,897	1,896
	Intel Corp.	3.300%	10/1/21	185	193
	International Business Machines Corp.	1.250%	2/6/17	400	403
	International Business Machines Corp.	5.700%	9/14/17	691	758
	International Business Machines Corp.	1.250%	2/8/18	300	299
	International Business Machines Corp.	7.625%	10/15/18	155	184
	International Business Machines Corp.	1.950%	2/12/19	635	637
	KLA-Tencor Corp.	2.375%	11/1/17	335	338

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	KLA-Tencor Corp.	3.375%	11/1/19	90	92
	Lam Research Corp.	2.750%	3/15/20	580	576
	Oracle Corp.	1.200%	10/15/17	695	694
	Oracle Corp.	5.750%	4/15/18	300	334
	Oracle Corp.	2.375%	1/15/19	1,235	1,252
	Oracle Corp.	5.000%	7/8/19	330	366
	Oracle Corp.	2.250%	10/8/19	2,010	2,020
	Oracle Corp.	2.800%	7/8/21	770	778
	Pitney Bowes Inc.	5.750%	9/15/17	20	22
	Pitney Bowes Inc.	5.600%	3/15/18	120	130
	QUALCOMM Inc.	1.400%	5/18/18	425	423
	QUALCOMM Inc.	2.250%	5/20/20	385	385
	Seagate HDD Cayman	3.750%	11/15/18	655	678
	Tyco Electronics Group SA	2.375%	12/17/18	350	354
	Tyco Electronics Group SA	2.350%	8/1/19	455	454
	Xerox Corp.	5.625%	12/15/19	325	364
	Xerox Corp.	2.750%	9/1/20	345	342
	Xilinx Inc.	2.125%	3/15/19	780	781

	Transportation (1.3%)
[3,6] AA Aircraft Financing 2013-1 LLC		6.500%	11/1/17	437	447
[3]	AFC X Limited	3.140%	7/10/15	393	390
[3,6] American Airlines 2013-2 Class A
	Pass Through Trust	3.596%	11/1/19	706	724
	Canadian National Railway Co.	5.850%	11/15/17	385	421
	Canadian National Railway Co.	5.550%	3/1/19	90	101
	Canadian National Railway Co.	2.850%	12/15/21	200	203
	Canadian Pacific Railway Co.	6.500%	5/15/18	250	281
	Canadian Pacific Railway Co.	7.250%	5/15/19	211	249
[3]	Continental Airlines 1997-4 Class A
	Pass Through Trust	6.900%	7/2/19	106	111
[3]	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	3/15/19	27	28
[3]	Continental Airlines 1998-1 Class B
	Pass Through Trust	6.748%	9/15/18	87	92
[3]	Continental Airlines 1999-1 Class B
	Pass Through Trust	6.795%	2/2/20	20	21
[3]	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	111	127
[3]	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	10/1/22	335	372
[3]	Continental Airlines 2012-2 Class B
	Pass Through Trust	5.500%	4/29/22	65	67
	CSX Corp.	6.250%	3/15/18	707	792
[3]	Delta Air Lines 2002-1 Class G-1
	Pass Through Trust	6.718%	7/2/24	406	463
[3]	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	6/17/21	593	677
[3]	Delta Air Lines 2010-1 Class A
	Pass Through Trust	6.200%	1/2/20	360	390
[3]	Delta Air Lines 2012-1 Class A
	Pass Through Trust	4.750%	11/7/21	67	70
[6]	ERAC USA Finance LLC	1.400%	4/15/16	225	225
[6]	ERAC USA Finance LLC	6.375%	10/15/17	280	308
[6]	ERAC USA Finance LLC	2.800%	11/1/18	430	439
[6]	ERAC USA Finance LLC	2.350%	10/15/19	285	283
[3]	Hawaiian Airlines 2013-1 Class A
	Pass Through Certificates	3.900%	1/15/26	179	176
[6]	HPHT Finance 15 Ltd.	2.250%	3/17/18	695	695
	JB Hunt Transport Services Inc.	3.375%	9/15/15	410	412
	JB Hunt Transport Services Inc.	2.400%	3/15/19	120	120
[3,12] JetBlue Airways 2004-2 G-2
	Pass Through Trust	0.724%	5/15/18	220	216
[3]	Northwest Airlines 2007-1 Class B
	Pass Through Trust	8.028%	11/1/17	561	625
	Ryder System Inc.	7.200%	9/1/15	180	182
	Ryder System Inc.	5.850%	11/1/16	210	222
	Ryder System Inc.	2.500%	3/1/17	325	331
	Ryder System Inc.	2.450%	11/15/18	150	151
	Ryder System Inc.	2.350%	2/26/19	180	181
	Ryder System Inc.	2.550%	6/1/19	160	160

	Ryder System Inc.	2.650%	3/2/20	350	349
[3]	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	129	146
[3,6] UAL 2009-2B Pass Through Trust		12.000%	7/15/17	77	81
	Union Pacific Corp.	5.750%	11/15/17	225	248
	Union Pacific Corp.	5.700%	8/15/18	710	799
	Union Pacific Corp.	2.250%	2/15/19	385	390
	Union Pacific Corp.	1.800%	2/1/20	200	197
	Union Pacific Corp.	2.250%	6/19/20	695	697
	United Continental Holdings Inc.	6.375%	6/1/18	140	146
	United Parcel Service Inc.	5.125%	4/1/19	1,180	1,314
	United Parcel Service of America Inc.	8.375%	4/1/20	780	992
					367,271
Utilities (4.1%)
	Electric (3.7%)
	Ameren Illinois Co.	6.125%	11/15/17	165	183
	Ameren Illinois Co.	6.250%	4/1/18	110	122
	American Electric Power Co. Inc.	1.650%	12/15/17	869	871
	Appalachian Power Co.	5.000%	6/1/17	141	150
	Arizona Public Service Co.	6.250%	8/1/16	100	106
	Arizona Public Service Co.	8.750%	3/1/19	346	426
	Baltimore Gas & Electric Co.	5.900%	10/1/16	170	180
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	1,070	1,184
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	890	894
	Berkshire Hathaway Energy Co.	2.400%	2/1/20	400	397
	CenterPoint Energy Inc.	5.950%	2/1/17	510	547
	CenterPoint Energy Inc.	6.500%	5/1/18	170	191
	CMS Energy Corp.	6.550%	7/17/17	70	77
	CMS Energy Corp.	5.050%	2/15/18	1,105	1,194
	Commonwealth Edison Co.	5.950%	8/15/16	755	797
	Commonwealth Edison Co.	1.950%	9/1/16	855	865
	Commonwealth Edison Co.	6.150%	9/15/17	705	777
	Commonwealth Edison Co.	5.800%	3/15/18	880	979
	Commonwealth Edison Co.	2.150%	1/15/19	160	161
	Commonwealth Edison Co.	4.000%	8/1/20	445	477
	Commonwealth Edison Co.	3.400%	9/1/21	150	156
	Consumers Energy Co.	5.500%	8/15/16	46	48
	Consumers Energy Co.	5.150%	2/15/17	360	383
	Consumers Energy Co.	5.650%	9/15/18	300	338
	Consumers Energy Co.	6.125%	3/15/19	595	678
	Consumers Energy Co.	6.700%	9/15/19	670	785
	DTE Electric Co.	5.600%	6/15/18	409	455
	Duke Energy Carolinas LLC	5.100%	4/15/18	625	686
	Duke Energy Carolinas LLC	7.000%	11/15/18	635	747
	Duke Energy Carolinas LLC	4.300%	6/15/20	300	328
	Duke Energy Carolinas LLC	3.900%	6/15/21	115	123
	Duke Energy Corp.	2.100%	6/15/18	225	228
	Duke Energy Corp.	6.250%	6/15/18	510	575
	Duke Energy Corp.	5.050%	9/15/19	300	332
	Duke Energy Florida Inc.	5.800%	9/15/17	275	301
	Duke Energy Florida Inc.	5.650%	6/15/18	950	1,059
	Duke Energy Florida Inc.	4.550%	4/1/20	445	488
	Duke Energy Progress Inc.	5.250%	12/15/15	370	377
[6]	EDP Finance BV	6.000%	2/2/18	115	123
[6]	EDP Finance BV	4.900%	10/1/19	465	483
[6]	EDP Finance BV	4.125%	1/15/20	890	896
	Entergy Corp.	4.700%	1/15/17	305	318
	Entergy Louisiana LLC	6.500%	9/1/18	340	388
	Eversource Energy	1.450%	5/1/18	510	505
	Eversource Energy	4.500%	11/15/19	95	104
	Exelon Corp.	1.550%	6/9/17	600	601
	Exelon Corp.	2.850%	6/15/20	510	512
	Exelon Corp.	3.950%	6/15/25	350	351
	Exelon Generation Co. LLC	6.200%	10/1/17	390	427
	Exelon Generation Co. LLC	2.950%	1/15/20	440	441
	FirstEnergy Corp.	2.750%	3/15/18	555	563
	FirstEnergy Corp.	4.250%	3/15/23	630	633
[6]	FirstEnergy Transmission LLC	4.350%	1/15/25	690	707
	Florida Power & Light Co.	2.750%	6/1/23	330	324
	Florida Power & Light Co.	3.250%	6/1/24	245	247
[3,6] FPL Energy Marcus Hook LP		7.590%	7/10/18	391	423

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	LG&E & KU Energy LLC	3.750%	11/15/20	325	339
	Louisville Gas & Electric Co.	1.625%	11/15/15	140	140
	MidAmerican Energy Co.	5.950%	7/15/17	340	371
	MidAmerican Energy Co.	5.300%	3/15/18	918	1,007
	National Rural Utilities Cooperative
	Finance Corp.	1.900%	11/1/15	310	311
	National Rural Utilities Cooperative
	Finance Corp.	3.050%	3/1/16	200	203
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	280	300
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	750	822
	National Rural Utilities Cooperative
	Finance Corp.	10.375%	11/1/18	505	643
	National Rural Utilities Cooperative
	Finance Corp.	2.150%	2/1/19	640	642
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/15/19	335	337
	National Rural Utilities Cooperative
	Finance Corp.	2.000%	1/27/20	480	475
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	845	847
	Nevada Power Co.	6.500%	5/15/18	771	877
	Nevada Power Co.	6.500%	8/1/18	225	257
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	210	235
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	470	469
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	1,120	1,126
	NSTAR Electric Co.	5.625%	11/15/17	120	132
	NV Energy Inc.	6.250%	11/15/20	290	336
	Ohio Power Co.	6.000%	6/1/16	240	251
	Pacific Gas & Electric Co.	5.625%	11/30/17	1,220	1,332
	Pacific Gas & Electric Co.	8.250%	10/15/18	580	696
	Pacific Gas & Electric Co.	3.500%	10/1/20	800	834
	Pacific Gas & Electric Co.	4.250%	5/15/21	210	224
	PacifiCorp	5.650%	7/15/18	490	546
	PacifiCorp	5.500%	1/15/19	114	128
	PacifiCorp	3.850%	6/15/21	100	107
	Pennsylvania Electric Co.	6.050%	9/1/17	140	153
	PPL Capital Funding Inc.	1.900%	6/1/18	310	310
	Public Service Electric & Gas Co.	5.300%	5/1/18	70	77
	Public Service Electric & Gas Co.	2.300%	9/15/18	685	703
	Puget Sound Energy Inc.	4.300%	5/20/45	340	337
	SCANA Corp.	4.750%	5/15/21	185	195
	Sierra Pacific Power Co.	6.000%	5/15/16	457	478
	South Carolina Electric & Gas Co.	5.250%	11/1/18	30	34
	South Carolina Electric & Gas Co.	6.500%	11/1/18	294	339
	Southern California Edison Co.	1.125%	5/1/17	160	160
	Southern California Edison Co.	5.500%	8/15/18	120	134
	Southern Co.	2.750%	6/15/20	870	871
	Southwestern Electric Power Co.	5.550%	1/15/17	50	53
	Southwestern Electric Power Co.	5.875%	3/1/18	245	271
	Tampa Electric Co.	6.100%	5/15/18	525	590
	TECO Finance Inc.	6.572%	11/1/17	244	272
	Union Electric Co.	6.400%	6/15/17	380	417
	Union Electric Co.	6.700%	2/1/19	400	463
	WEC Energy Group Inc.	3.550%	6/15/25	140	139
[3]	WEC Energy Group Inc.	6.250%	5/15/67	125	116
	Xcel Energy Inc.	1.200%	6/1/17	345	343

	Natural Gas (0.4%)
[9]	2i Rete Gas SPA	1.750%	7/16/19	563	643
	Atmos Energy Corp.	8.500%	3/15/19	240	292
	Sempra Energy	6.500%	6/1/16	1,902	1,992
	Sempra Energy	2.300%	4/1/17	945	959
	Sempra Energy	6.150%	6/15/18	330	371
	Sempra Energy	2.400%	3/15/20	235	233

	Other Utility (0.0%)
	American Water Capital Corp.	6.085%	10/15/17	210	231
					51,874
Total Corporate Bonds (Cost $792,085)					791,944

Sovereign Bonds (U.S. Dollar-Denominated) (7.3%)
	Abu Dhabi National Energy Co. PJSC	4.125%	3/13/17	200	208
[6]	Banco de Costa Rica	5.250%	8/12/18	200	205
[6]	Banco del Estado de Chile	2.000%	11/9/17	200	200
[6]	Banco Latinoamericano de Comercio
	Exterior SA	3.750%	4/4/17	250	257
	Banco Latinoamericano de Comercio
	Exterior SA	3.750%	4/4/17	650	666
[6]	Banco Nacional de Desenvolvimento
	Economico e Social	3.375%	9/26/16	100	101
[6]	Bank Nederlandse Gemeenten	0.875%	2/21/17	500	500
[6]	Bank Nederlandse Gemeenten	2.500%	1/23/23	50	50
[6]	Bermuda	4.138%	1/3/23	200	201
[6]	Bermuda	4.854%	2/6/24	200	212
[6]	Caisse d’Amortissement de la
	Dette Sociale	1.375%	1/29/18	125	126
[6]	Caixa Economica Federal	2.375%	11/6/17	125	120
[6]	CDP Financial Inc.	3.150%	7/24/24	670	677
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	400	374
[6]	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	200	203
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	825	825
[6]	CNPC General Capital Ltd.	2.750%	4/19/17	125	127
[6]	CNPC General Capital Ltd.	2.750%	5/14/19	235	236
	Corp. Andina de Fomento	3.750%	1/15/16	1,830	1,860
	Corp. Andina de Fomento	5.750%	1/12/17	100	107
	Corp. Andina de Fomento	7.790%	3/1/17	230	253
	Corp. Andina de Fomento	1.500%	8/8/17	210	211
	Corp. Andina de Fomento	4.375%	6/15/22	810	873
[6]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	156
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	200	206
[6]	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	600	616
[6]	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	525	505
[6]	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	200	211
[6]	Democratic Socialist Republic of
	Sri Lanka	5.125%	4/11/19	200	199
[13]	Development Bank of Japan Inc.	2.750%	3/15/16	100	102
[13]	Development Bank of Japan Inc.	5.125%	2/1/17	200	213
[6]	Development Bank of Kazakhstan JSC	5.500%	12/20/15	300	304
[6,14] Dexia Credit Local SA		1.250%	10/18/16	300	302
	Ecopetrol SA	7.375%	9/18/43	100	104
	Ecopetrol SA	5.875%	5/28/45	525	464
[6]	Electricite de France SA	1.150%	1/20/17	1,390	1,393
[6]	Electricite de France SA	2.150%	1/22/19	810	817
[6]	Electricite de France SA	6.000%	1/22/14	60	64
[11]	Emirates NBD PJSC	5.750%	5/8/19	300	244
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	1,000	981
	European Bank for Reconstruction
	& Development	1.625%	9/3/15	50	50
	Export-Import Bank of Korea	4.125%	9/9/15	775	780
	Export-Import Bank of Korea	3.750%	10/20/16	705	728
	Export-Import Bank of Korea	4.000%	1/11/17	2,100	2,183
	Export-Import Bank of Korea	2.875%	9/17/18	300	309
[6]	Federation of Malaysia	2.991%	7/6/16	125	127
[3]	Federative Republic of Brazil	8.000%	1/15/18	300	325
[3]	Federative Republic of Brazil	11.000%	8/17/40	3,630	3,666
[6]	Fondo MIVIVIENDA SA	3.375%	4/2/19	500	504
	Fondo MIVIVIENDA SA	3.375%	4/2/19	150	150
	Hydro-Quebec	2.000%	6/30/16	550	559
	Industrial & Commercial Bank of
	China Ltd.	2.351%	11/13/17	355	358
	Industrial & Commercial Bank of
	China Ltd.	3.231%	11/13/19	400	407
	IPIC GMTN Ltd.	3.125%	11/15/15	250	252
[13]	Japan Bank for International
	Cooperation	1.875%	9/24/15	1,250	1,254
[13]	Japan Bank for International
	Cooperation	2.500%	1/21/16	500	506
[13]	Japan Bank for International
	Cooperation	2.500%	5/18/16	1,000	1,017
[13]	Japan Bank for International
	Cooperation	2.250%	7/13/16	910	925

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[13]	Japan Bank for International
	Cooperation	1.750%	7/31/18	700	707
[13]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	250	274
	KazMunayGas National Co. JSC	9.125%	7/2/18	825	932
[6]	Kommunalbanken AS	2.375%	1/19/16	125	126
[6]	Kommunalbanken AS	0.875%	10/3/16	225	226
[6]	Kommunalbanken AS	1.125%	5/23/18	700	702
	Korea Development Bank	4.375%	8/10/15	290	291
	Korea Development Bank	1.000%	1/22/16	200	200
	Korea Development Bank	3.250%	3/9/16	700	710
	Korea Development Bank	4.000%	9/9/16	200	207
	Korea Development Bank	3.250%	9/20/16	200	205
	Korea Development Bank	3.875%	5/4/17	675	703
	Korea Development Bank	2.250%	8/7/17	555	561
	Korea Development Bank	3.500%	8/22/17	575	597
	Korea Development Bank	1.500%	1/22/18	400	397
[6]	Korea Electric Power Corp.	3.000%	10/5/15	200	201
	Korea Electric Power Corp.	3.000%	10/5/15	700	704
[6]	Korea Expressway Corp.	1.625%	4/28/17	200	199
	Korea Expressway Corp.	1.625%	4/28/17	200	199
	Korea Expressway Corp.	1.875%	10/22/17	515	516
	Korea Gas Corp.	2.875%	7/29/18	200	205
[6]	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	100	100
[6]	Korea National Oil Corp.	2.875%	11/9/15	100	101
[6]	Korea National Oil Corp.	4.000%	10/27/16	525	543
	Korea National Oil Corp.	2.750%	1/23/19	350	354
[6]	Korea Resources Corp.	2.125%	5/2/18	125	125
[6]	Korea Western Power Co. Ltd.	2.875%	10/10/18	200	205
	Majapahit Holding BV	8.000%	8/7/19	400	461
	Nordic Investment Bank	2.500%	7/15/15	1,000	1,001
	North American Development Bank	2.300%	10/10/18	150	152
[6]	OCP SA	5.625%	4/25/24	200	209
[15]	Oesterreichische Kontrollbank AG	1.750%	10/5/15	1,600	1,606
[15]	Oesterreichische Kontrollbank AG	2.000%	6/3/16	650	659
[6]	Ooredoo International Finance Ltd.	3.375%	10/14/16	375	384
[6]	Ooredoo International Finance Ltd.	3.250%	2/21/23	125	120
[6]	Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	200	209
	Petrobras Global Finance BV	5.625%	5/20/43	290	225
	Petrobras International Finance Co. SA	3.875%	1/27/16	1,545	1,548
	Petrobras International Finance Co. SA	5.875%	3/1/18	1,485	1,515
	Petrobras International Finance Co. SA	7.875%	3/15/19	990	1,051
	Petrobras International Finance Co. SA	6.875%	1/20/40	200	177
	Petroleos Mexicanos	5.750%	3/1/18	1,965	2,138
	Petroleos Mexicanos	3.500%	7/18/18	205	212
	Petroleos Mexicanos	8.000%	5/3/19	600	705
	Petroleos Mexicanos	5.500%	1/21/21	2,180	2,359
	Petroleos Mexicanos	4.875%	1/24/22	400	415
	Province of British Columbia	2.100%	5/18/16	200	203
	Province of British Columbia	1.200%	4/25/17	225	226
	Province of Manitoba	2.625%	7/15/15	185	185
	Province of Manitoba	1.300%	4/3/17	775	781
	Province of New Brunswick	2.750%	6/15/18	10	10
	Province of Nova Scotia	2.375%	7/21/15	1,180	1,181
	Province of Ontario	1.875%	9/15/15	1,125	1,129
	Province of Ontario	2.300%	5/10/16	1,775	1,804
	Province of Ontario	1.200%	2/14/18	300	299
	Province of Ontario	3.000%	7/16/18	275	288
	Province of Ontario	1.875%	5/21/20	230	229
	Quebec	5.000%	3/1/16	250	258
	Quebec	3.500%	7/29/20	250	267
	Quebec	2.750%	8/25/21	715	731
	Quebec	2.625%	2/13/23	150	150
[3,6] Ras Laffan Liquefied Natural Gas
	Co. Ltd. II	5.298%	9/30/20	115	122
[3]	Ras Laffan Liquefied Natural Gas
	Co. Ltd. II	5.298%	9/30/20	206	222
[3]	Republic of Colombia	5.000%	6/15/45	250	232
	Republic of Croatia	6.250%	4/27/17	1,160	1,225
	Republic of Hungary	4.000%	3/25/19	800	828
	Republic of Indonesia	6.875%	3/9/17	115	125

	Republic of Indonesia	6.875%	1/17/18	280	313
	Republic of Indonesia	5.875%	3/13/20	1,550	1,724
	Republic of Indonesia	3.375%	4/15/23	200	188
	Republic of Italy	4.750%	1/25/16	1,255	1,282
[9]	Republic of Italy	1.050%	12/1/19	1,485	1,654
	Republic of Korea	5.125%	12/7/16	250	265
	Republic of Namibia	5.500%	11/3/21	100	107
	Republic of Poland	3.875%	7/16/15	920	921
	Republic of Poland	6.375%	7/15/19	1,080	1,245
	Republic of Poland	5.125%	4/21/21	350	388
	Republic of Poland	5.000%	3/23/22	835	927
	Republic of Poland	4.000%	1/22/24	200	210
	Republic of Romania	4.375%	8/22/23	200	205
	Republic of Serbia	5.250%	11/21/17	200	207
[6]	Republic of Slovenia	5.250%	2/18/24	300	327
	Republic of Turkey	7.000%	9/26/16	2,135	2,282
	Republic of Turkey	7.500%	7/14/17	2,780	3,075
	Republic of Turkey	6.750%	4/3/18	1,350	1,492
	Republic of Turkey	7.000%	3/11/19	400	450
	Republic of Turkey	3.250%	3/23/23	400	371
	Republic of Turkey	7.375%	2/5/25	195	234
	Republic of Turkey	4.250%	4/14/26	265	253
[3,6] Rio Oil Finance Trust Series 2014-3		6.750%	1/6/27	340	336
	SABIC Capital II BV	2.625%	10/3/18	400	403
[6]	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	180	187
[6]	Sinopec Group Overseas
	Development 2013 Ltd.	4.375%	10/17/23	600	626
	State Bank of India	4.125%	8/1/17	800	831
	State of Israel	5.500%	11/9/16	125	133
	State of Israel	4.000%	6/30/22	200	216
	Statoil ASA	1.800%	11/23/16	100	101
	Statoil ASA	3.125%	8/17/17	175	181
	Statoil ASA	1.200%	1/17/18	900	893
	Statoil ASA	2.250%	11/8/19	500	501
	Svensk Exportkredit AB	1.750%	10/20/15	1,550	1,556
	Svensk Exportkredit AB	2.125%	7/13/16	600	610
	Svensk Exportkredit AB	1.750%	5/30/17	100	102
	Svensk Exportkredit AB	1.125%	4/5/18	250	250
[6]	Temasek Financial I Ltd.	4.300%	10/25/19	250	273
[6]	Turkiye Halk Bankasi AS	4.875%	7/19/17	200	206
	United Mexican States	5.625%	1/15/17	290	308
	United Mexican States	3.500%	1/21/21	430	438
	United Mexican States	4.000%	10/2/23	375	384
	United Mexican States	5.750%	10/12/10	185	181
Total Sovereign Bonds (Cost $91,962)					92,340
Taxable Municipal Bonds (0.4%)
	California Department of Water
	Resources Water System Revenue
	(Central Valley Project)	1.871%	12/1/19	200	200
	California GO	5.950%	3/1/18	650	723
	California GO	6.200%	10/1/19	350	408
	Colorado Housing & Finance Authority
	Employment Compensation Special
	Assessment Revenue	1.600%	5/15/16	400	404
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	1.298%	7/1/16	200	201
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	2.107%	7/1/18	150	152
	George Washington University
	District of Columbia GO	3.485%	9/15/22	200	204
	Harris County TX Toll Road Revenue	1.361%	8/15/17	250	251
	Illinois GO	4.961%	3/1/16	700	716
	Illinois GO	5.365%	3/1/17	220	230
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	2.217%	1/1/19	150	152
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-EGSL	3.220%	2/1/21	750	776

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Louisiana Local Government
Environmental Facilities & Community
Development Authority Revenue
2010-ELL	3.450%	2/1/22	350	364
[5] Mississippi GO (Nissan North
America, Inc. Project)	0.884%	11/1/17	300	301
New York City NY Industrial
Development Agency Special Facility
Revenue (American Airlines
Inc. John F. Kennedy International
Airport Project)	7.500%	8/1/16	120	124
University of California Revenue	2.054%	5/15/18	100	102
University of California Revenue	1.745%	5/15/19	250	249
Total Taxable Municipal Bonds (Cost $5,450)				5,557

			Shares
Convertible Preferred Stocks (0.0%)
[8] Lehman Brothers Holdings Inc. Pfd.
(Cost $694)	7.250%		700	—
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
[16] Vanguard Market Liquidity Fund
(Cost $13,768)	0.137%		13,768,197	13,768
Total Investments (99.6%) (Cost $1,263,887)				1,263,957

		Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $127.00	7/24/15		20	(10)
Call Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $126.00	7/24/15		10	(9)
Call Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $126.50	7/24/15		10	(7)
Call Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $128.00	7/24/15		4	(1)
Call Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $128.50	7/24/15		4	(1)

			Market
			Value•
	Expiration Date	Contracts	($000)
Call Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $129.00	7/24/15	2	—
Put Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $125.00	7/24/15	20	(8)
Put Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $124.50	7/24/15	16	(4)
Put Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $124.00	7/24/15	20	(3)
Put Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $123.50	7/24/15	10	(1)
Put Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $123.00	7/24/15	2	—
Total Liability for Options Written (Premiums received $47)			(44)
Other Assets and Liabilities (0.4%)
Other Assets			20,471
Other Liabilities			(14,993)
			5,478
Net Assets (100%)
Applicable to 120,570,173 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,269,391
Net Asset Value Per Share			$10.53

At June 30, 2015, net assets consisted of:
Amount
			($000)
Paid-in Capital		1,258,716
Undistributed Net Investment Income			10,234
Accumulated Net Realized Losses			(15)
Unrealized Appreciation (Depreciation)
Investment Securities			70
Futures Contracts			144
Options on Futures Contracts			3
Swap Contracts			474
Forward Currency Contracts			(245)
Foreign Currencies			10
Net Assets		1,269,391

• See Note A in Notes to Financial Statements.
1 Securities with a value of $701,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $282,000 have been segregated as initial margin for open cleared swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At
June 30, 2015, the aggregate value of these securities was $154,345,000, representing 12.2% of net assets.
7 Security made only partial principal and/or interest payments during the period ended June 30, 2015.
8 Non-income-producing security—security in default.
9 Face amount denominated in Euro.
10 Face amount denominated in British pounds.
11 Face amount denominated in Australian dollars.
12 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
13 Guaranteed by the Government of Japan.
14 Guaranteed by multiple countries.
15 Guaranteed by the Republic of Austria.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Interest[1]	12,828
Total Income	12,828
Expenses
The Vanguard Group—Note B
Investment Advisory Services	64
Management and Administrative	796
Marketing and Distribution	116
Custodian Fees	22
Shareholders’ Reports	4
Total Expenses	1,002
Net Investment Income	11,826
Realized Net Gain (Loss)
Investment Securities Sold	(56)
Futures Contracts	(325)
Options on Futures Contracts	(121)
Swap Contracts	25
Foreign Currencies and
Forward Currency Contracts	567
Realized Net Gain (Loss)	90
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(329)
Futures Contracts	540
Options on Futures Contracts	2
Swap Contracts	(38)
Foreign Currencies and
Forward Currency Contracts	(247)
Change in Unrealized Appreciation
(Depreciation)	(72)
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,844

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,826	22,565
Realized Net Gain (Loss)	90	2,718
Change in Unrealized Appreciation (Depreciation)	(72)	(5,200)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,844	20,083
Distributions
Net Investment Income	(23,182)	(19,396)
Realized Capital Gain [2]	(235)	(5,927)
Total Distributions	(23,417)	(25,323)
Capital Share Transactions
Issued	119,142	287,191
Issued in Lieu of Cash Distributions	23,417	25,323
Redeemed	(126,645)	(162,740)
Net Increase (Decrease) from Capital Share Transactions	15,914	149,774
Total Increase (Decrease)	4,341	144,534
Net Assets
Beginning of Period	1,265,050	1,120,516
End of Period[3]	1,269,391	1,265,050

1 Interest income from an affiliated company of the portfolio was $7,000.
2 Includes fiscal 2015 and 2014 short-term gain distributions totaling $235,000 and $1,078,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,234,000 and $20,965,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.63	$10.68	$10.89	$10.71	$10.97	$10.74
Investment Operations
Net Investment Income	.103	.187	.190	.233	.258	.335
Net Realized and Unrealized Gain (Loss)
on Investments	(.004)	(.002)	(.075)	.232	(.043)	.215
Total from Investment Operations	.099	.185	.115	.465	.215	.550
Distributions
Dividends from Net Investment Income	(.197)	(.180)	(.235)	(.285)	(.370)	(.320)
Distributions from Realized Capital Gains	(.002)	(.055)	(.090)	—	(.105)	—
Total Distributions	(.199)	(.235)	(.325)	(.285)	(.475)	(.320)
Net Asset Value, End of Period	$10.53	$10.63	$10.68	$10.89	$10.71	$10.97

Total Return	0.93%	1.76%	1.08%	4.42%	2.02%	5.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,269	$1,265	$1,121	$1,059	$991	$895
Ratio of Total Expenses to
Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.88%	1.81%	2.18%	2.51%	3.07%
Portfolio Turnover Rate	75%	83%	112%	79%	50%	59%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and

Vanguard Short-Term Investment-Grade Portfolio

evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The portfolio uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2015, the portfolio’s average investments in long and short futures contracts represented 4% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended June 30, 2015, the portfolio’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain

Vanguard Short-Term Investment-Grade Portfolio

level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended June 30, 2015, the portfolio’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with

Vanguard Short-Term Investment-Grade Portfolio

its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended June 30, 2015, the portfolio’s average amounts of credit protection sold and credit protection purchased each represented 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $112,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Vanguard Short-Term Investment-Grade Portfolio

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	131,669	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	227,984	695
Corporate Bonds	—	791,554	390
Sovereign Bonds	—	92,340	—
Taxable Municipal Bonds	—	5,557	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	13,768	—	—
Liability for Options Written	(44)	—	—
Futures Contracts—Assets[1]	14	—	—
Futures Contracts—Liabilities[1]	(26)	—	—
Forward Currency Contracts—Assets	—	155	—
Forward Currency Contracts—Liabilities	—	(400)	—
Swap Contracts—Assets	7[1]	579	—
Swap Contracts—Liabilities	(3)[1]	(77)	—
Total	13,716	1,249,361	1,085
1 Represents variation margin on the last day of the reporting period.

D. At June 30, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	21	625	109	755
Liability for Options Written	(44)	—	—	(44)
Other Liabilities	(29)	(400)	(77)	(506)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2015, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(325)	—	—	(325)
Options on Futures Contracts	(121)	—	—	(121)
Swap Contracts	3	29	(7)	25
Forward Currency Contracts	—	401	—	401
Realized Net Gain (Loss) on Derivatives	(443)	430	(7)	(20)

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	540	—	—	540
Options on Futures Contracts	2	—	—	2
Swap Contracts	(115)	19	58	(38)
Forward Currency Contracts	—	(266)	—	(266)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	427	(247)	58	238

Vanguard Short-Term Investment-Grade Portfolio

At June 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2015	307	36,612	(13)
10-Year U.S. Treasury Note	September 2015	(69)	(8,706)	4
30-Year U.S. Treasury Bond	September 2015	(55)	(8,296)	119
2-Year U.S. Treasury Note	September 2015	36	7,882	5
Euro-Bobl	September 2015	(29)	(4,189)	(1)
Ultra Long U.S. Treasury Bond	September 2015	(17)	(2,619)	31
Euro-Bund	September 2015	(10)	(1,695)	(6)
AUD 3-Year Bond	September 2015	(12)	(1,031)	(2)
Long Gilt	September 2015	(4)	(727)	7
Euro-Schatz	September 2015	1	124	—
				144

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At June 30, 2015, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date	Receive		Deliver		($000)
BNP Paribas	7/2/15	EUR	6,040	USD	6,858	(125)
Morgan Stanley Capital Services LLC	7/2/15	GBP	1,639	USD	2,594	(18)
Morgan Stanley Capital Services LLC	7/2/15	AUD	1,457	USD	1,132	(8)
Goldman Sachs Bank AG	8/4/15	EUR	405	USD	453	(1)
Barclays Bank plc	7/2/15	EUR	38	USD	43	(1)
BNP Paribas	8/4/15	USD	6,861	EUR	6,040	124
Morgan Stanley Capital Services LLC	7/2/15	USD	6,227	EUR	5,749	(182)
Morgan Stanley Capital Services LLC	8/4/15	USD	2,593	GBP	1,639	18
Goldman Sachs Bank AG	7/2/15	USD	2,513	GBP	1,639	(62)
Morgan Stanley Capital Services LLC	8/4/15	USD	1,130	AUD	1,457	8
Bank of America N.A.	7/2/15	USD	917	AUD	1,192	(3)
Morgan Stanley Capital Services LLC	8/4/15	USD	546	EUR	488	2
Bank of America N.A.	8/4/15	USD	402	EUR	360	—
Goldman Sachs Bank AG	7/2/15	USD	313	EUR	279	2
Barclays Bank plc	7/2/15	USD	204	AUD	265	—
Morgan Stanley Capital Services LLC	7/2/15	USD	56	EUR	50	1
						(245)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Vanguard Short-Term Investment-Grade Portfolio

At June 30, 2015, the portfolio had the following open swap contracts:

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America Corp./Baa1	12/20/17	MSCS	420	8	1.000	14
Boeing Co./A2	9/20/18	GSCM	115	(1)	1.000	2
Energy Transfer Partners LP/WR	6/20/17	BOANA	370	9	1.000	10
Federation of Malaysia/A3	9/20/20	JPMC	700	11	1.000	(2)
Federation of Malaysia/A3	9/20/20	JPMC	500	7	1.000	(3)
Federation of Malaysia/A3	9/20/20	GSCM	500	14	1.000	5
Federation of Malaysia/A3	9/20/20	BOANA	810	9	1.000	(7)
Federation of Malaysia/A3	9/20/20	JPMC	700	11	1.000	(2)
Federative Republic of Brazil/Baa2	9/20/20	JPMC	1,250	88	1.000	(6)
Federative Republic of Brazil/Baa2	9/20/20	BNPSW	450	30	1.000	(4)
General Electric Capital Corp./A1	12/20/19	DBAG	710	(13)	1.000	2
Goldman Sachs Group Inc./A3	12/20/17	MSCS	240	5	1.000	8
Goldman Sachs Group Inc./A3	3/20/20	BOANA	520	(4)	1.000	(2)
Hartford Financial Services
Group Inc./Baa2	3/20/18	GSCM	250	—	1.000	5
Kohls Corp./Baa1	6/20/18	JPMC	120	1	1.000	3
Kohls Corp./Baa1	9/20/18	BOANA	120	1	1.000	3
Peoples Republic of China/Aa3	9/20/20	JPMC	595	(3)	1.000	(1)
Republic of Chile/Aa3	6/20/20	JPMC	375	(2)	1.000	1
Republic of Chile/Aa3	6/20/20	JPMC	475	(4)	1.000	—
Republic of Chile/Aa3	9/20/20	BNPSW	300	(3)	1.000	(1)
Republic of Chile/Aa3	9/20/20	GSCM	230	(1)	1.000	—
Republic of Indonesia/Baa3	6/20/20	BOANA	250	7	1.000	(1)
Republic of Indonesia/Baa3	9/20/20	JPMC	500	18	1.000	(1)
Republic of Peru/A3	9/20/20	JPMC	600	12	1.000	(1)
Republic of Peru/A3	9/20/20	BNPSW	850	17	1.000	(1)
Republic of Turkey/Baa3	12/20/16	BNPSW	260	1	1.000	—
Russian Federation/Ba1	6/20/17	GSCM	380	19	1.000	6
Russian Federation/Ba1	6/20/17	GSCM	200	10	1.000	3
Russian Federation/Ba1	6/20/17	GSCM	460	24	1.000	7
United Mexican States/A3	9/20/20	JPMC	1,110	15	1.000	(3)
United Mexican States/A3	9/20/20	DBAG	940	14	1.000	(5)
			15,300			29

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	475	14	(1.000)	—
Aetna Inc.	6/20/20	GSCM	470	18	(1.000)	5
American International Group Inc.	6/20/20	BOANA	280	5	(1.000)	—
American International Group Inc.	6/20/20	BOANA	280	5	(1.000)	—
Banco Bilbao Vizcaya
Argentaria SA	12/20/19	BOANA	355	4	(1.000)	4
Banco Santander SA	3/20/20	BARC	430	2	(1.000)	3
Banco Santander SA	3/20/20	BOANA	430	—	(1.000)	1
Bank of America Corp.	3/20/20	GSCM	520	8	(1.000)	(1)
BBVA Senior Finance	3/20/20	BOANA	430	3	(1.000)	4
CMBX-NA-8-AAA	10/17/57	CSFBI	975	(37)	(0.500)	5
CMBX-NA-8-AAA	10/17/57	MSCS	975	(37)	(0.500)	5
Computer Sciences Corp.	9/20/15	BARC	185	2	(5.000)	—

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Computer Sciences Corp.	9/20/15	MSCS	185	2	(5.000)	—
EI du Pont de Nemours & Co.	9/20/18	DBAG	125	2	(1.000)	(2)
EI du Pont de Nemours & Co.	9/20/18	BNPSW	125	2	(1.000)	(1)
EI du Pont de Nemours & Co.	9/20/18	BARC	125	2	(1.000)	(1)
EI du Pont de Nemours & Co.	9/20/18	GSCM	125	2	(1.000)	(1)
EI du Pont de Nemours & Co.	9/20/18	CSFBI	165	3	(1.000)	(1)
Federal Express Corp.	12/20/18	GSCM	520	6	(1.000)	(8)
Intesa Sanpaolo SpA	6/20/19	DBAG	470	34	(3.000)	(4)
Intesa Sanpaolo SpA	12/20/19	BARC	355	3	(1.000)	4
Intesa Sanpaolo SpA	3/20/20	BOANA	430	2	(1.000)	2
McKesson Corp.	3/20/19	JPMC	430	11	(1.000)	(3)
McKesson Corp.	3/20/19	JPMC	430	11	(1.000)	(3)
Morgan Stanley	9/20/15	BARC	200	—	(1.000)	(1)
PPG Industries Inc.	3/20/18	GSCM	240	2	(1.000)	(4)
Republic of Korea	9/20/18	JPMC	200	1	(1.000)	(4)
Russian Federation	6/20/20	GSCM	500	(46)	(1.000)	4
United Mexican States	12/20/18	DBAG	100	(1)	(1.000)	(1)
UnitedHealth Group Inc.	12/20/19	CSFBI	475	14	(1.000)	(2)
UnitedHealth Group Inc.	6/20/20	CSFBI	470	18	(1.000)	3
			11,475			3
						32

The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Vanguard Short-Term Investment-Grade Portfolio

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse[1]	($000)	(%)	(%)	($000)
11/7/15	LCH	3,000	0.375	(0.184)[3]	(3)
12/15/15	CME	3,000	0.327	(0.186)[3]	1
3/15/16	LCH	4,000	0.579	(0.186)[3]	8
6/1/16	CME	350	2.910	(0.283)[2]	(4)
6/1/16	CME	25	0.566	(0.283)[2]	—
6/15/16	CME	4,000	0.446	(0.186)[3]	2
11/15/16	LCH	3,000	0.681	(0.186)[3]	6
11/15/17	LCH	7,000	1.069	(0.186)[3]	27
7/10/18	CME	1,500	(1.380)	0.185[3]	(12)
1/15/19	LCH	7,000	(1.400)	0.186[3]	(32)
2/7/19	CME	4,000	(1.220)	0.184[3]	13
7/10/19	CME	1,500	(1.686)	0.185[3]	(17)
8/15/19	LCH	4,000	(1.524)	0.186[3]	(17)
9/1/23	LCH	750	(2.139)	0.173[3]	—
					(28)
1 CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
2 Based on 3-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
Fixed interest				Currency	Currency	Appreciation
Rate	Fixed interest	Termination		Received	Delivered	(Depreciation)
Received	Rate Paid	Date	Counterparty[1]	($000)	(000)	($000)
USD 4.684%	GBP 5.375%	9/28/16	MSCS	599	GBP 350	48
USD 5.453%	GBP 5.875%	4/28/17	MSCS	586	GBP 350	35
USD 5.272%	EUR 3.750%	11/9/20	MSCS	482	EUR 355	95
USD 6.653%	EUR 6.375%	4/4/16	MSCS	447	EUR 325	87
USD 5.693%	GBP 6.125%	5/14/17	BARC	381	GBP 230	20
USD 4.020%	EUR 2.625%	12/6/18	BARC	352	EUR 263	63
USD 3.221%	EUR 2.125%	12/1/20	BARC	329	EUR 240	57
USD 5.686%	GBP 6.125%	5/14/17	BARC	317	GBP 191	17
USD 5.013%	EUR 3.750%	7/12/18	MSCS	267	EUR 200	48
						470
1 BARC—Barclays Bank plc.
MSCS—Morgan Stanley Capital Services LLC.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At June 30, 2015, counterparties had deposited in segregated accounts securities with a value of $20,000 in connection with open swap contracts and forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Vanguard Short-Term Investment-Grade Portfolio

During the six months ended June 30, 2015, the portfolio recorded an adjustment as a result of permanent differences related to realized net foreign currency gains of $651,000, (including the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $26,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

At June 30, 2015, the cost of investment securities for tax purposes was $1,264,186,000. Net unrealized depreciation of investment securities for tax purposes was $229,000, consisting of unrealized gains of $7,342,000 on securities that had risen in value since their purchase and $7,571,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2015, the portfolio purchased $281,333,000 of investment securities and sold $223,010,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $184,028,000 and $248,700,000, respectively.

The following table summarizes the portfolio’s options written during the six months ended June 30, 2015.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at December 31, 2014	542	179
Options Written	682	205
Options Expired	(395)	(69)
Options Closed	(711)	(268)
Options Exercised	—	—
Balance at June 30, 2015	118	47

G. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	11,243	26,996
Issued in Lieu of Cash Distributions	2,226	2,409
Redeemed	(11,938)	(15,296)
Net Increase (Decrease) in Shares Outstanding	1,531	14,109

At June 30, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 72% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,009.33	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	0.80

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Short-Term Investment-Grade Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Small Company Growth Portfolio

In a period of mostly lackluster stock market returns, small-company growth stocks were a bright spot in the first half of 2015, building on their fourth-quarter 2014 strength. The Russell 2500 Growth Index, your portfolio’s benchmark, returned 8.09%, about double the return of its large-company counterpart (the Russell 1000 Growth Index) and even further ahead of the broad market’s nearly 2% return.

In this environment, Vanguard Small Company Growth Portfolio returned 6.98% for the six months ended June 30, a strong result that nevertheless lagged those of its comparative standards.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

IT and health care posted gains but lagged their index counterparts

The advisors’ information technology and health care stocks, which made up more than half of the portfolio’s total assets, produced strong returns. In fact, health care was the only sector in the portfolio and its benchmark to notch a double-digit gain. Even so, the portfolio came up a bit short in both sectors compared with their benchmark counterparts.

In the also-sizable industrial sector, however, the portfolio’s holdings gained more than those in the benchmark. And the advisors added value in several smaller sectors, too.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

Total Returns
Six Months Ended
June 30, 2015
Vanguard Small Company Growth Portfolio	6.98%
Russell 2500 Growth Index	8.09
Variable Insurance Small-Cap Growth Funds Average[1]	8.27

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.40%	1.04%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the Small Company Growth
Portfolio’s expense ratio was 0.37%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Small Company Growth Portfolio

Advisors’ Report

Vanguard Small Company Growth Portfolio returned 6.98% for the six months ended June 30, 2015, behind the 8.09% return of its benchmark, the Russell 2500 Growth Index, and the 8.27% average return of peer funds. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the six months and its effect on the portfolio’s positioning. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on July 15, 2015.

Granahan Investment
Management, Inc.

Portfolio Managers:

Gary C. Hatton, CFA,
Co-Founder and Chief Investment Officer

Jane M. White,
Co-Founder, President, and
Chief Executive Officer

Jennifer M. Pawloski

John V. Schneider, CFA

Small stocks continued to climb over the six months, though the pace slowed in the second quarter. The strong dollar and weak oil prices persisted in creating a favorable environment for small companies. In addition, GDP growth was improving more than expected, as first-quarter weakness was attributed to bad weather.

Economic reports, which were disappointing over the first four months of 2015, improved in May and June. Housing starts, sales of new homes, construction spending, vehicle sales, retail sales, and consumer spending have all been better than expected. Measures of earnings for American workers are sending upbeat signals, which could suggest that growth is most likely above 2% and that the labor market is tightening. Federal Reserve officials are looking for progress in the labor market and signs of inflation before lifting interest rates from near zero. Rising-rate environments are generally a positive backdrop for small-capitalization growth companies.

European leaders will review new proposals from Greece for a two-year funding deal and, if the proposals are sufficient, may negotiate a third bailout program.

In China, officials continue trying to stem the decline in equity markets. Stocks have been down throughout the world over recent weeks, possibly suggesting a slowing in global growth. Although small U.S. company fundamentals are generally insulated from global macroeconomic gyrations, the risk of negative news coverage amid high global uncertainty can upset all markets over the short term.

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	68	938	Bases its investment process on the beliefs that
Management, Inc. earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Vanguard Equity Investment	29	400	Employs a quantitative fundamental management
Group approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	3	37	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Small Company Growth Portfolio

We maintained our disciplined investment approach, including bottom-up fundamental research and diversification by industry sector and company life cycle, to mitigate risk. Our life-cycle categories are core growth (stocks of established companies with a record of earnings), special situation (companies with growth potential overlooked by the market), and pioneer (companies with unique technology or innovations).

Of our top ten winners, eight were pioneers—early-phase companies creating new markets, many without earnings. They came from the health care, technology, and consumer sectors, all of them industries showing major change and innovation. According to Furey Research Partners (Q2 2015 Quarter-End Letter, July 2, 2015), loss-making companies were up twice as much as those with profits in the first half of 2015. On an attribution basis, materials stock selection (Comfort Systems) and the energy sector’s underweighting were the portfolio’s strong areas.

Stock selection in the producer durables sector was a slight positive (TASER International), but our overweight allocation hurt. Health care and technology were strong over the second quarter but were relative negatives year-to-date. Our underweighting of biotechnology hurt performance, as our process has guided us cautiously away from some of those companies. Consumer discretionary was penalized by several companies with weaker-than-expected top-line growth (Deckers Outdoor, Kona Grill). Increasing wage growth coupled with lower fuel prices provides a positive backdrop for our consumer holdings.

Sales growth among our holdings accelerated over the six months. Market returns were modest and earnings growth strong, so valuation measures improved. Earnings expectations for the second quarter were reasonable, as first-quarter guidance was moderated by many company managers. As companies with no earnings—particularly biotechs—have been rewarded for three years, good-quality companies with strong long-term growth prospects (core growth and special situation holdings in particular) appear well-situated for 2015 and 2016. We are underweight in the health care sector as we remain cautious about the pioneer biotechs. We continue to see the strongest revenue and earnings growth in technology and producer durables and, while trimming the pioneer successes, remain overweighted in these sectors.

Small companies, while not immune from global macroeconomic factors, largely have it within their control to sustain high growth for a long time. We will continue to vet, monitor, and invest in these companies when their risk/reward profiles are attractive.

Vanguard Equity Investment Group

Portfolio Managers: James P. Stetler, Principal James D. Troyer, CFA, Principal Michael R. Roach, CFA

For the six months, U.S. equities strengthened but at a slower pace than their strong 2014 results, as the broad U.S. equity market was up almost 2%. Small-capitalization stocks outperformed large-caps by about 3 percentage points, and growth-oriented stocks outpaced their value counterparts by nearly 5 percentage points. Globally, the U.S. equity market underperformed international markets.

The Russell 2500 Growth Index benchmark handily outpaced the broad U.S. equity market, returning 8.09%. Eight of ten sectors advanced, led by health care and information technology. Utilities and telecommunication services companies lagged.

The U.S. economy contracted 0.2% in the first quarter, compared with the annual growth rate of 2.6% in the fourth quarter of 2014. Deceleration in consumption, along with decreases in exports, nonresi-dential fixed investment, and spending by state and local governments, weighed on growth. The economy faced challenges including a harsh winter that hindered personal spending, a strong U.S. dollar that dampened exports, and substantially lower corporate spending driven by the energy sector amid falling oil prices. However, nonfarm payrolls rose 233,000 in June, and the unemployment rate declined to 5.3%.

The timing and amount of an interest rate increase by the Federal Reserve remained uncertain. Dialogue about finances and reforms between Greece and the euro zone contributed to increased market volatility and a heightened sense of risk in June among investors. In China, large fluctuations in the stock market and trading suspensions unnerved global markets.

Although it’s important to understand how our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific fundamentals—not on technical analysis of stock price movements. We compare all stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will enable them to outperform over the long run.

To do this, we use a strict quantitative process that systematically focuses on five key traits: (1) high quality—healthy balance sheets and consistent cash flow generation; (2) effective use of capital—sound investment policies that favor internal to external funding; (3) consistent earnings growth—a demonstrated ability to increase earnings year after year; (4) strong market sentiment—market confirmation of our view; and (5) reasonable valuation— avoidance of overpriced stocks.

Vanguard Small Company Growth Portfolio

Using these criteria, we generate a composite expected return for all the stocks we follow each day, seeking to capitalize on investor biases across the market. We then monitor our portfolio, based on those scores, and make adjustments when appropriate to maximize expected return while minimizing exposure to risks relative to the benchmark (such as industry selection) that our research indicates do not improve returns.

Our growth and management decisions models added value in the half year, but our sentiment, quality, and valuation models did not perform as expected.

Our relative performance was the strongest in IT and financials. However, our stock selection underperformed in both health care and consumer discretionary.

In IT, Freescale Semiconductor, Ambarella, and Manhattan Associates were the biggest relative contributors. In financials, Credit Acceptance and MGIC Investment drove our results. Unfortunately, our health care and consumer discretionary selections disappointed, as Infinity Pharmaceuticals, Sequenom, Strayer Education, Vince Holding, and Murphy USA did not perform as expected.

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of June 30, 2015

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	437	1,472	3,854
Median Market Cap	$1.6B	$4.0B	$49.5B
Price/Earnings Ratio	50.3x	40.5x	21.6x
Price/Book Ratio	3.8x	5.1x	2.8x
Yield[3]	0.2%	0.8%	1.9%
Return on Equity	11.8%	15.9%	17.4%
Earnings Growth Rate	16.1%	17.0%	11.6%
Foreign Holdings	2.7%	0.0%	0.0%
Turnover Rate[4]	63%	—	—
Expense Ratio[5]	0.40%	—	—
Short-Term Reserves	2.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.72
Beta	1.00	1.17

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary 15.1%		20.6%	13.5%
Consumer Staples	2.0	3.3	8.2
Energy	0.9	1.3	7.2
Financials	6.0	9.2	17.9
Health Care	21.5	21.8	15.1
Industrials	16.1	15.6	10.8
Information Technology 34.7		21.1	18.9
Materials	3.3	6.5	3.5
Telecommunication
Services	0.2	0.5	2.0
Utilities	0.2	0.1	2.9

Ten Largest Holdings[6] (% of total net assets)

Super Micro	Technology Hardware,
Computer Inc.	Storage & Peripherals 1.2%
Infoblox Inc.	Systems Software	1.1
Euronet Worldwide Inc.	Data Processing &
	Outsourced Services	1.1
Gigamon Inc.	Systems Software	1.0
SPS Commerce Inc.	Internet Software &
	Services	0.9
Power Solutions	Heavy Electrical
International Inc.	Equipment	0.9
Advisory Board Co.	Research &
	Consulting Services	0.9
Ultimate Software
Group Inc.	Application Software	0.8
Radware Ltd.	Communications
	Equipment	0.8
Tennant Co.	Industrial Machinery	0.8
Top Ten		9.5%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the Small Company Growth Portfolio’s expense ratio was 0.37%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception Date	One Year	Five Years	Ten Years
Small Company Growth Portfolio	6/3/1996	11.79%	19.91%	10.01%

1 Six months ended June 30, 2015.
See Financial Highlights for dividend and capital gains information.

Vanguard Small Company Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.8%)[1]
Consumer Discretionary (14.5%)
*	IMAX Corp.	251,033	10,109
*	Modine Manufacturing Co.	774,350	8,309
*	Buffalo Wild Wings Inc.	40,350	6,322
*	Gentherm Inc.	111,450	6,120
	Brinker International Inc.	104,001	5,996
*	2U Inc.	184,181	5,929
*	Boyd Gaming Corp.	366,500	5,479
*	Deckers Outdoor Corp.	68,940	4,962
*	Grand Canyon Education
	Inc.	107,500	4,558
*	Francesca’s Holdings Corp.	330,100	4,446
*,^ SodaStream International
	Ltd.	205,310	4,338
*	Five Below Inc.	107,932	4,266
*	Kona Grill Inc.	216,200	4,196
	Oxford Industries Inc.	47,400	4,145
*	Crocs Inc.	269,200	3,960
	Leggett & Platt Inc.	68,000	3,310
	Churchill Downs Inc.	24,860	3,109
*	NVR Inc.	2,300	3,082
•	Brunswick Corp.	58,800	2,991
*	Ascena Retail Group Inc.	177,300	2,953
*	Skechers U.S.A. Inc.
	Class A	25,900	2,844
*	Fiesta Restaurant
	Group Inc.	55,100	2,755
*	iRobot Corp.	84,786	2,703
*	Rentrak Corp.	38,563	2,692
	Harman International
	Industries Inc.	22,200	2,640
*	Hibbett Sports Inc.	55,311	2,576
	Jack in the Box Inc.	29,100	2,565
*	Pinnacle Entertainment Inc.	66,100	2,464
	Outerwall Inc.	31,880	2,426
	Lithia Motors Inc. Class A	21,400	2,422
	Foot Locker Inc.	36,000	2,412
	Cablevision Systems Corp.
	Class A	98,200	2,351
	Nutrisystem Inc.	93,700	2,331
*	American Axle &
	Manufacturing Holdings
	Inc.	106,300	2,223
	Callaway Golf Co.	242,350	2,167
*	Sportsman’s Warehouse
	Holdings Inc.	188,100	2,139
	Cato Corp. Class A	52,200	2,023
	Big Lots Inc.	44,800	2,016
	Dillard’s Inc. Class A	18,900	1,988
*	Build-A-Bear Workshop Inc.	123,500	1,975
	Aramark	60,500	1,874
*	Skullcandy Inc.	243,900	1,871
*	Live Nation Entertainment
	Inc.	67,400	1,853
*	Murphy USA Inc.	33,000	1,842
*	Nautilus Inc.	85,200	1,833

*	Starz	40,700	1,820
	Escalade Inc.	98,302	1,808
*	Black Diamond Inc.	195,510	1,806
	Cooper Tire & Rubber Co.	50,700	1,715
	Dana Holding Corp.	83,200	1,712
^	World Wrestling
	Entertainment Inc. Class A	102,100	1,685
*	Strayer Education Inc.	38,700	1,668
	Nexstar Broadcasting
	Group Inc. Class A	27,200	1,523
*	Universal Electronics Inc.	29,900	1,490
*	Performance Sports Group
	Ltd.	82,500	1,485
	Cracker Barrel Old Country
	Store Inc.	9,900	1,477
*	MakeMyTrip Ltd.	74,600	1,468
*	Del Frisco’s Restaurant
	Group Inc.	76,500	1,425
*	BJ’s Restaurants Inc.	28,400	1,376
	Caleres Inc.	43,200	1,373
	American Eagle Outfitters
	Inc.	79,600	1,371
*,^ Zoe’s Kitchen Inc.		32,630	1,336
	Domino’s Pizza Inc.	11,110	1,260
	Carter’s Inc.	11,800	1,254
	Williams-Sonoma Inc.	14,900	1,226
*	Isle of Capri Casinos Inc.	65,500	1,189
	Buckle Inc.	25,700	1,176
	Cherokee Inc.	38,620	1,088
*	Denny’s Corp.	89,600	1,040
*	Liberty Ventures Class A	19,800	777
*	Jamba Inc.	48,600	753
*	Diamond Resorts
	International Inc.	23,800	751
*	ServiceMaster Global
	Holdings Inc.	19,400	702
*	Zumiez Inc.	23,200	618
*	Vince Holding Corp.	49,500	593
	Tupperware Brands Corp.	8,327	537
	Polaris Industries Inc.	3,500	518
	CST Brands Inc.	12,100	473
	La-Z-Boy Inc.	17,800	469
*	Select Comfort Corp.	13,300	400
*	ZAGG Inc.	49,500	392
*	Tenneco Inc.	5,500	316
	PetMed Express Inc.	15,500	268
	Culp Inc.	8,500	263
	Bassett Furniture Industries
	Inc.	7,200	205
*	Fossil Group Inc.	2,800	194
*	Tower International Inc.	6,100	159
			198,724
Consumer Staples (1.9%)
	PriceSmart Inc.	34,250	3,125
*,^ Freshpet Inc.		138,000	2,567
^	Cal-Maine Foods Inc.	44,500	2,323
	Inter Parfums Inc.	66,300	2,250

^	Sanderson Farms Inc.	28,200	2,119
*	Landec Corp.	142,925	2,062
*	Boulder Brands Inc.	295,620	2,052
^	Pilgrim’s Pride Corp.	83,352	1,915
*	USANA Health Sciences Inc.	13,800	1,886
*	Natural Grocers by Vitamin
	Cottage Inc.	67,200	1,654
*	SUPERVALU Inc.	119,400	966
	Casey’s General Stores Inc.	8,400	804
*	Rite Aid Corp.	95,600	798
*	Seaboard Corp.	217	781
	Ingles Markets Inc. Class A	16,300	779
	Coca-Cola Bottling Co.
	Consolidated	1,800	272
*	Central Garden & Pet Co.
	Class A	14,300	163
			26,516
Energy (0.8%)
	Western Refining Inc.	55,200	2,408
	Nabors Industries Ltd.	133,700	1,929
*	Pacific Ethanol Inc.	169,300	1,747
*	REX American Resources
	Corp.	25,333	1,612
*	Enservco Corp.	813,200	1,220
	Superior Energy Services
	Inc.	50,309	1,059
*,^ Sanchez Energy Corp.		79,300	777
			10,752
Financials (5.4%)
*	Affiliated Managers Group
	Inc.	46,400	10,143
	STAG Industrial Inc.	441,400	8,828
*	Safeguard Scientifics Inc.	439,273	8,548
	Opus Bank	163,599	5,919
	Lazard Ltd. Class A	62,400	3,509
*	Credit Acceptance Corp.	10,759	2,649
*	MGIC Investment Corp.	223,400	2,542
	Lamar Advertising Co.
	Class A	39,800	2,288
	Legg Mason Inc.	43,700	2,252
	Radian Group Inc.	118,600	2,225
	Universal Insurance
	Holdings Inc.	86,155	2,085
*	Harris & Harris Group Inc.	668,250	1,838
	Iron Mountain Inc.	58,500	1,814
*	Cowen Group Inc. Class A	212,900	1,363
	Extra Space Storage Inc.	20,400	1,330
*	Marcus & Millichap Inc.	28,200	1,301
*	World Acceptance Corp.	20,139	1,239
	Jones Lang LaSalle Inc.	6,800	1,163
	Ryman Hospitality
	Properties Inc.	21,300	1,131
*	Strategic Hotels & Resorts
	Inc.	91,600	1,110
	CoreSite Realty Corp.	23,800	1,081
	Omega Healthcare
	Investors Inc.	30,200	1,037
*	INTL. FCStone Inc.	30,200	1,004

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	DuPont Fabros Technology
	Inc.	31,000	913
*	Customers Bancorp Inc.	30,300	815
*	Heritage Insurance
	Holdings Inc.	32,800	754
*	Western Alliance Bancorp	22,300	753
*	Walker & Dunlop Inc.	27,900	746
	AmTrust Financial Services
	Inc.	10,200	668
	Investment Technology
	Group Inc.	23,600	585
	HCI Group Inc.	12,400	548
	OM Asset Management plc	30,000	534
*	Impac Mortgage Holdings
	Inc.	18,100	346
*	Realogy Holdings Corp.	4,600	215
	Universal Health Realty
	Income Trust	4,300	200
	Federal Realty Investment
	Trust	1,000	128
	CareTrust REIT Inc.	7,400	94
			73,698
Health Care (20.7%)
	West Pharmaceutical
	Services Inc.	192,500	11,180
*,^ Rockwell Medical Inc.		675,560	10,890
*	Cynosure Inc. Class A	257,399	9,930
*	Bruker Corp.	484,600	9,891
*	Vascular Solutions Inc.	273,936	9,511
*	Sucampo Pharmaceuticals
	Inc. Class A	554,300	9,107
*	Tetraphase
	Pharmaceuticals Inc.	177,401	8,416
*	Zeltiq Aesthetics Inc.	268,824	7,922
*	Spectranetics Corp.	339,900	7,821
	CONMED Corp.	127,239	7,414
*	Nektar Therapeutics	577,700	7,227
*	AtriCure Inc.	291,700	7,187
*	Ligand Pharmaceuticals Inc.	67,986	6,860
*	Esperion Therapeutics Inc.	81,100	6,631
*	Bio-Rad Laboratories Inc.
	Class A	43,244	6,513
*	Alkermes plc	100,900	6,492
*	Sage Therapeutics Inc.	83,758	6,114
*,^ Enanta Pharmaceuticals
	Inc.	124,600	5,606
*	Durect Corp.	2,286,150	5,464
*	Syneron Medical Ltd.	494,210	5,248
*	Cardiovascular Systems
	Inc.	196,400	5,195
*	Cutera Inc.	315,100	4,878
*	NeoGenomics Inc.	825,991	4,469
	LeMaitre Vascular Inc.	361,886	4,364
*	ImmunoGen Inc.	299,750	4,310
*	Mettler-Toledo
	International Inc.	11,900	4,063
*	Centene Corp.	50,200	4,036
*	Hologic Inc.	101,500	3,863
*	United Therapeutics Corp.	21,400	3,722
*,^ AcelRx Pharmaceuticals
	Inc.	825,530	3,500
*	ABIOMED Inc.	52,400	3,444
*	Harvard Bioscience Inc.	595,200	3,393
	ResMed Inc.	57,100	3,219
*	Zafgen Inc.	91,741	3,177
*	Align Technology Inc.	48,700	3,054
*	IDEXX Laboratories Inc.	42,800	2,745
*	Quintiles Transnational
	Holdings Inc.	36,900	2,679

*	Acceleron Pharma Inc.	83,720	2,649
*	PAREXEL International
	Corp.	40,500	2,604
*,^ Exact Sciences Corp.		87,475	2,601
*	Evolent Health Inc. Class A	129,730	2,530
*	Natus Medical Inc.	57,600	2,451
	Ensign Group Inc.	46,900	2,395
*	Merrimack
	Pharmaceuticals Inc.	193,200	2,389
*	INC Research Holdings Inc.
	Class A	57,800	2,319
*	Charles River Laboratories
	International Inc.	32,600	2,293
*	Isis Pharmaceuticals Inc.	39,600	2,279
*	Lannett Co. Inc.	38,000	2,259
*	Incyte Corp.	21,500	2,240
*	Inovalon Holdings Inc.
	Class A	78,500	2,190
*	Adeptus Health Inc.
	Class A	21,518	2,044
*	Depomed Inc.	94,700	2,032
*	PTC Therapeutics Inc.	40,700	1,959
	Quality Systems Inc.	117,900	1,954
*	Merge Healthcare Inc.	400,200	1,921
*	Affymetrix Inc.	174,900	1,910
*	Infinity Pharmaceuticals
	Inc.	157,500	1,725
*	Sequenom Inc.	533,926	1,623
*	Array BioPharma Inc.	222,700	1,606
*	Prestige Brands Holdings
	Inc.	33,800	1,563
*	STAAR Surgical Co.	150,587	1,455
*	Akorn Inc.	33,160	1,448
*	PRA Health Sciences Inc.	39,500	1,435
*	VWR Corp.	48,700	1,302
	AbbVie Inc.	19,134	1,286
	Phibro Animal Health Corp.
	Class A	31,400	1,223
*	ICU Medical Inc.	11,100	1,062
*	OvaScience Inc.	36,600	1,059
*	AVEO Pharmaceuticals Inc.	498,621	868
	Chemed Corp.	5,800	760
*	Paratek Pharmaceuticals
	Inc.	27,260	702
	Hill-Rom Holdings Inc.	11,400	619
*	Seattle Genetics Inc.	12,100	586
*	Alliance HealthCare
	Services Inc.	22,300	417
*	LHC Group Inc.	10,500	402
*	CTI BioPharma Corp.	185,800	362
*	Genesis Healthcare Inc.	40,700	269
*	Nanosphere Inc.	70,263	228
*	Harvard Apparatus
	Regenerative Technology
	Inc.	140,297	201
*	NewLink Genetics Corp.	3,500	155
*	RTI Surgical Inc.	22,200	143
*	BioTelemetry Inc.	10,900	103
*	Teladoc Inc.	510	10
			285,166
Industrials (15.5%)
*,^ Power Solutions
	International Inc.	228,857	12,363
*	Advisory Board Co.	224,177	12,256
	Tennant Co.	174,930	11,430
	Douglas Dynamics Inc.	527,914	11,340
	Kaman Corp.	213,350	8,948
	Comfort Systems USA Inc.	353,640	8,116
*	RBC Bearings Inc.	108,800	7,807

	Kennametal Inc.	225,749	7,703
	Celadon Group Inc.	354,600	7,333
*,^ Titan Machinery Inc.		490,100	7,219
*	TASER International Inc.	197,383	6,575
*	Hawaiian Holdings Inc.	272,470	6,471
	John Bean Technologies
	Corp.	157,000	5,902
	Mobile Mini Inc.	135,920	5,714
	Albany International Corp.	137,232	5,462
*	DXP Enterprises Inc.	111,225	5,172
*	Proto Labs Inc.	54,325	3,666
*	Spirit AeroSystems
	Holdings Inc. Class A	62,500	3,444
*	Genesee & Wyoming Inc.
	Class A	45,130	3,438
	Cintas Corp.	40,400	3,417
	Exponent Inc.	69,496	3,112
	Apogee Enterprises Inc.	57,950	3,050
	Robert Half International
	Inc.	54,400	3,019
	Alaska Air Group Inc.	44,528	2,869
	Allegion plc	46,700	2,808
	AO Smith Corp.	38,800	2,793
	Huntington Ingalls
	Industries Inc.	24,200	2,725
*	Echo Global Logistics Inc.	74,300	2,427
	CECO Environmental Corp.	208,969	2,368
	CEB Inc.	27,000	2,351
*	American Woodmark Corp.	41,700	2,287
*	JetBlue Airways Corp.	106,400	2,209
	Aircastle Ltd.	91,500	2,074
	Lennox International Inc.	19,100	2,057
	Pitney Bowes Inc.	96,300	2,004
	Deluxe Corp.	32,116	1,991
	Lincoln Electric Holdings
	Inc.	32,400	1,973
^	Greenbrier Cos. Inc.	40,100	1,879
*	Meritor Inc.	142,800	1,873
	Korn/Ferry International	52,400	1,822
	Primoris Services Corp.	84,900	1,681
*	Dycom Industries Inc.	27,100	1,595
*	United Rentals Inc.	17,600	1,542
*	Spirit Airlines Inc.	23,100	1,434
	Matson Inc.	32,900	1,383
	General Cable Corp.	68,100	1,344
	IDEX Corp.	15,700	1,234
*	Avis Budget Group Inc.	26,200	1,155
*	Wabash National Corp.	80,500	1,009
	Argan Inc.	24,100	972
	Allison Transmission
	Holdings Inc.	32,500	951
	HNI Corp.	17,000	870
*	Blount International Inc.	71,900	785
	Acuity Brands Inc.	4,300	774
*	PAM Transportation
	Services Inc.	12,000	697
*	Trex Co. Inc.	13,900	687
	Griffon Corp.	32,300	514
*	Virgin America Inc.	17,400	478
	Quanex Building Products
	Corp.	22,100	474
*	Hudson Technologies Inc.	122,967	429
*	Enphase Energy Inc.	55,600	423
	Harsco Corp.	16,500	272
	ITT Corp.	4,700	197
	Heidrick & Struggles
	International Inc.	6,800	177
			212,544

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
Information Technology (33.6%)
*	Super Micro Computer Inc.	541,919	16,030
*	Infoblox Inc.	559,400	14,662
*	Euronet Worldwide Inc.	234,722	14,482
*	Gigamon Inc.	399,961	13,195
*	SPS Commerce Inc.	193,757	12,749
*	Ultimate Software Group
	Inc.	70,162	11,530
*	Radware Ltd.	518,300	11,506
*	Perficient Inc.	591,900	11,388
*	Virtusa Corp.	217,927	11,201
*	Qualys Inc.	268,700	10,842
*	CoStar Group Inc.	47,612	9,582
*	Proofpoint Inc.	148,786	9,473
	Brooks Automation Inc.	778,403	8,913
*	Mellanox Technologies Ltd.	180,300	8,761
*	Inphi Corp.	369,045	8,436
*	Ruckus Wireless Inc.	773,400	7,997
*	Red Hat Inc.	102,900	7,813
*	Finisar Corp.	427,000	7,631
*	Constant Contact Inc.	261,638	7,525
*	BroadSoft Inc.	213,700	7,388
*	PTC Inc.	177,607	7,285
	Teradyne Inc.	362,030	6,984
*	LivePerson Inc.	708,916	6,954
*	Imperva Inc.	99,700	6,750
*	Fleetmatics Group plc	139,300	6,523
*	Qlik Technologies Inc.	165,600	5,789
*	Pandora Media Inc.	365,450	5,679
*	PROS Holdings Inc.	265,300	5,600
*	Aspen Technology Inc.	120,687	5,497
*	ShoreTel Inc.	791,800	5,368
*	OSI Systems Inc.	73,610	5,211
*,^ InvenSense Inc.		341,900	5,163
*,^ Aerohive Networks Inc.		714,593	4,988
*	GTT Communications Inc.	207,700	4,958
*	Silicon Laboratories Inc.	91,500	4,942
*	Microsemi Corp.	134,700	4,708
*	CEVA Inc.	232,000	4,508
*	Tyler Technologies Inc.	34,700	4,489
*	EPAM Systems Inc.	57,000	4,060
*	Cadence Design Systems
	Inc.	201,100	3,954
	Monolithic Power Systems
	Inc.	76,000	3,854
*	Paylocity Holding Corp.	107,027	3,837
*	TiVo Inc.	361,360	3,664
*	II-VI Inc.	191,100	3,627
*	HomeAway Inc.	112,700	3,507
*	Gartner Inc.	38,768	3,326
*	Synchronoss Technologies
	Inc.	70,400	3,219
*	Yodlee Inc.	221,239	3,195
*	Rudolph Technologies Inc.	265,000	3,183
*	Demandware Inc.	44,200	3,142
	Broadridge Financial
	Solutions Inc.	61,600	3,081
	Jack Henry & Associates
	Inc.	47,500	3,073
*	Manhattan Associates Inc.	51,316	3,061
	Monotype Imaging
	Holdings Inc.	125,769	3,032
	FEI Co.	36,500	3,027
	MAXIMUS Inc.	45,840	3,013
	DST Systems Inc.	22,700	2,860

*	IPG Photonics Corp.	32,364	2,757
	Blackbaud Inc.	47,800	2,722
*	Blackhawk Network
	Holdings Inc.	63,800	2,629
*	Allot Communications Ltd.	365,300	2,627
	Intersil Corp. Class A	207,300	2,593
*	Ciena Corp.	108,400	2,567
*,^ Ambarella Inc.		24,320	2,497
	CDW Corp.	72,500	2,485
	Science Applications
	International Corp.	45,900	2,426
*	Cimpress NV	28,700	2,415
*,^ Nimble Storage Inc.		83,300	2,337
*	MicroStrategy Inc. Class A	13,600	2,313
	Ebix Inc.	70,600	2,302
*	ARRIS Group Inc.	74,544	2,281
*	Quantum Corp.	1,326,900	2,229
*,^ VASCO Data Security
	International Inc.	72,400	2,186
	Skyworks Solutions Inc.	20,400	2,124
	Avnet Inc.	51,000	2,097
	Booz Allen Hamilton
	Holding Corp. Class A	82,081	2,072
*	WNS Holdings Ltd. ADR	75,829	2,028
*	Sykes Enterprises Inc.	83,100	2,015
*	Digimarc Corp.	39,985	1,805
*	Advanced Micro Devices
	Inc.	744,875	1,788
*	Glu Mobile Inc.	279,700	1,737
	QAD Inc. Class A	64,200	1,697
*	AVG Technologies NV	60,350	1,642
*	Global Cash Access
	Holdings Inc.	208,860	1,617
*	FARO Technologies Inc.	32,400	1,513
	Pegasystems Inc.	66,000	1,511
	TeleTech Holdings Inc.	54,300	1,470
*	GrubHub Inc.	40,285	1,373
	Heartland Payment
	Systems Inc.	24,700	1,335
*	Cornerstone OnDemand
	Inc.	38,000	1,322
*	CommScope Holding Co.
	Inc.	40,731	1,243
*	Integrated Device
	Technology Inc.	55,600	1,207
	Diebold Inc.	33,600	1,176
	CSG Systems
	International Inc.	36,600	1,159
*	Cardtronics Inc.	30,700	1,137
*	Infinera Corp.	53,400	1,120
*	Synaptics Inc.	12,200	1,058
*	Unisys Corp.	51,100	1,021
	EarthLink Holdings Corp.	118,300	886
*	Advanced Energy
	Industries Inc.	27,700	761
*	Upland Software Inc.	77,082	711
*	Rackspace Hosting Inc.	19,000	707
	Power Integrations Inc.	15,000	678
	FactSet Research
	Systems Inc.	3,350	544
*	ON Semiconductor Corp.	42,000	491
*	Barracuda Networks Inc.	12,000	475
*	Textura Corp.	16,670	464
*	Angie’s List Inc.	74,800	461
*	ePlus Inc.	4,600	353

	Hackett Group Inc.	24,500	329
*	Xcerra Corp.	38,500	291
*	Dot Hill Systems Corp.	46,900	287
*	Carbonite Inc.	21,300	252
*	Polycom Inc.	16,100	184
*	Arista Networks Inc.	1,600	131
*	Brightcove Inc.	13,800	95
*	WebMD Health Corp.	2,000	89
			462,037
Materials (3.1%)
	Quaker Chemical Corp.	59,396	5,277
	Schweitzer-Mauduit
	International Inc.	118,133	4,711
	Sealed Air Corp.	83,700	4,300
	Scotts Miracle-Gro Co.
	Class A	66,225	3,921
	OM Group Inc.	93,400	3,138
	Avery Dennison Corp.	43,500	2,651
	Graphic Packaging Holding
	Co.	181,000	2,521
*	Chemtura Corp.	84,900	2,404
*	Ferro Corp.	137,400	2,306
	Valspar Corp.	28,100	2,299
*	Berry Plastics Group Inc.	69,500	2,252
*	Stillwater Mining Co.	147,800	1,713
*	Trinseo SA	58,600	1,573
	Silgan Holdings Inc.	24,510	1,293
	Ball Corp.	17,800	1,249
	International Flavors &
	Fragrances Inc.	8,100	885
	Materion Corp.	6,900	243
	PolyOne Corp.	3,200	125
*	US Concrete Inc.	2,712	103
*	Handy & Harman Ltd.	2,500	87
			43,051
Other (1.0%)
^,2 Vanguard Small-Cap
	Growth ETF	104,300	14,001
*	NuPathe Inc. CVR	345,900	207
*	Prosensa Holding NV CVR
	Expire 2/15/17	189,490	188
			14,396
Telecommunication Services (0.2%)
*	Cincinnati Bell Inc.	239,400	915
*	FairPoint Communications
	Inc.	38,400	700
	Inteliquent Inc.	26,600	489
			2,104
Utilities (0.1%)
	American States Water Co.	48,500	1,813
Total Common Stocks
(Cost $1,108,118)			1,330,801
Temporary Cash Investments (6.3%)[1]
Money Market Fund (6.2%)
[3,4] Vanguard Market
	Liquidity Fund,
	0.137%	85,908,000	85,908

Vanguard Small Company Growth Portfolio

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.065%, 7/31/15	1,000	1,000
[5,7] Freddie Mac Discount
Notes, 0.118%, 7/31/15	100	100
		1,100
Total Temporary Cash Investments
(Cost $87,008)		87,008
Total Investments (103.1%)
(Cost $1,195,126)		1,417,809
Other Assets and Liabilities (–3.1%)
Other Assets		32,854
Liabilities[4]		(75,989)
		(43,135)
Net Assets (100%)
Applicable to 60,110,380 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,374,674
Net Asset Value Per Share		$22.87

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,069,415
Overdistributed Net Investment Income	(136)
Accumulated Net Realized Gains	82,862
Unrealized Appreciation (Depreciation)
Investment Securities	222,683
Futures Contracts	(150)
Net Assets	1,374,674

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $37,272,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.3% and 4.8%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $38,465,000 of collateral received for securities on loan.
5 Securities with a value of $1,100,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Dividends[1]	3,665
Interest[1]	31
Securities Lending	522
Total Income	4,218
Expenses
Investment Advisory Fees—Note B	1,121
The Vanguard Group—Note C
Management and Administrative	1,176
Marketing and Distribution	126
Custodian Fees	21
Shareholders’ Reports	5
Trustees’ Fees and Expenses	1
Total Expenses	2,450
Net Investment Income	1,768
Realized Net Gain (Loss)
Investment Securities Sold[1]	81,809
Futures Contracts	1,727
Realized Net Gain (Loss)	83,536
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	3,686
Futures Contracts	(680)
Change in Unrealized Appreciation
(Depreciation)	3,006
Net Increase (Decrease) in Net Assets
Resulting from Operations	88,310

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,768	4,556
Realized Net Gain (Loss)	83,536	148,384
Change in Unrealized Appreciation (Depreciation)	3,006	(114,423)
Net Increase (Decrease) in Net Assets Resulting from Operations	88,310	38,517
Distributions
Net Investment Income	(4,640)	(3,910)
Realized Capital Gain [2]	(147,415)	(176,221)
Total Distributions	(152,055)	(180,131)
Capital Share Transactions
Issued	96,731	158,315
Issued in Lieu of Cash Distributions	152,055	180,131
Redeemed	(139,667)	(273,783)
Net Increase (Decrease) from Capital Share Transactions	109,119	64,663
Total Increase (Decrease)	45,374	(76,951)
Net Assets
Beginning of Period	1,329,300	1,406,251
End of Period[3]	1,374,674	1,329,300

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $3,000, $31,000, and $0, respectively.
2 Includes fiscal 2015 and 2014 short-term gain distributions totaling $26,347,000 and $59,957,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($136,000) and $2,736,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$24.14	$26.90	$20.08	$17.89	$17.68	$13.46
Investment Operations
Net Investment Income	.035	.085	.073	.155	.039	.043
Net Realized and Unrealized Gain (Loss)
on Investments	1.546	.610	8.674	2.462	.204	4.226
Total from Investment Operations	1.581	.695	8.747	2.617	.243	4.269
Distributions
Dividends from Net Investment Income	(.087)	(.075)	(.160)	(.045)	(.033)	(.049)
Distributions from Realized Capital Gains	(2.764)	(3.380)	(1.767)	(.382)	—	—
Total Distributions	(2.851)	(3.455)	(1.927)	(.427)	(.033)	(.049)
Net Asset Value, End of Period	$22.87	$24.14	$26.90	$20.08	$17.89	$17.68

Total Return	6.98%	3.38%	46.54%	14.65%	1.36%	31.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,375	$1,329	$1,406	$910	$834	$759
Ratio of Total Expenses to
Average Net Assets[1]	0.37%	0.39%	0.38%	0.38%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.27%	0.34%	0.32%	0.78%	0.23%	0.30%
Portfolio Turnover Rate	63%	43%	64%	61%	59%	62%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.02%, 0.04% and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2015, the portfolio’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that,

Vanguard Small Company Growth Portfolio

in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index for periods prior to October 1, 2013, and to the current benchmark, Russell 2000 Growth Index, beginning October 1, 2013. The benchmark change will be fully phased in by September 2016.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $206,000 for the six months ended June 30, 2015. For the six months ended June 30, 2015, the investment advisory fee represented an effective annual basic rate of 0.17% of the portfolio’s average net assets, with no increase or decrease based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $120,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Small Company Growth Portfolio

The following table summarizes the market value of the portfolio’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,330,406	—	395
Temporary Cash Investments	85,908	1,100	—
Futures Contracts—Assets[1]	84	—	—
Total	1,416,398	1,100	395
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2015	171	21,382	(150)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $1,195,171,000. Net unrealized appreciation of investment securities for tax purposes was $222,638,000, consisting of unrealized gains of $302,831,000 on securities that had risen in value since their purchase and $80,193,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2015, the portfolio purchased $402,926,000 of investment securities and sold $456,438,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	4,116	6,640
Issued in Lieu of Cash Distributions	6,890	7,925
Redeemed	(5,951)	(11,778)
Net Increase (Decrease) in Shares Outstanding	5,055	2,787

At June 30, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 50% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,069.77	$1.90
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.96	1.86

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Small Company Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has renewed the portfolio’s investment advisory arrangements with Granahan Investment Management, Inc. (Granahan), and Vanguard’s Equity Investment Group (through its Quantitative Equity Group). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following: Granahan. Founded in 1985, Granahan uses fundamental research to select a portfolio of 150–170 stocks with sustainable growth characteristics. The advisor achieves portfolio diversification through dedicated allocations to three categories of growth companies: core growth (40%–70%), companies with strong market position and established profit growth; pioneers (15%–30%), companies with unique technology or innovations; and special situations (15%–30%), companies with a catalyst for change that could lead to future growth. Granahan has advised the portfolio since its inception in 1996.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Granahan in determining whether to approve the advisory fee, because Granahan is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate with Granahan without any need for asset-level breakpoints. Granahan’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® Total Bond Market Index Portfolio

Bond returns faltered and volatility increased over the six months ended June 30, 2015. Although demand surged early on amid concerns about deflation and the shaky pace of global growth, it slackened over much of the rest of the half year as the economic outlook brightened.

With weaker demand depressing the prices of longer-term bonds in particular, Vanguard Total Bond Market Index Portfolio returned –0.26% for the six-month period, in line with its benchmark and only a step behind its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Because bond prices and yields move in opposite directions, the portfolio’s 30-day SEC yield rose to 2.10% at the end of June, compared with 1.96% six months earlier.

The period brought better prospects for growth and inflation

Some of the uncertainties weighing on the global economy lifted a little as the half year progressed. Deflationary fears, which stood center stage at the beginning of the period, gradually subsided as the price of oil stabilized after its precipitous fall. At home, growth seemed to get back on track after a first quarter marked by severe winter weather in the Northeast and a port strike on the West Coast. And abroad, the pace of expansion in the euro zone and Japan proved more robust than expected. These improvements helped counter negative developments, notably more flare-ups in the Greek debt crisis and what looks like permanently slower growth in China.

There was some appetite for short-term securities. Investors drove up the prices of bonds with maturities of 3 to 5 years as they offered some income while being less likely to be affected by an eventual Federal Reserve rate hike than very short-dated securities. The yield of the 3-year Treasury note, for example, declined 12 basis points to 0.98%. (A basis point is one-hundredth of a percentage point.) In contrast, weaker demand for longer-term bonds pushed the 10-year Treasury yield up 14 basis points to 2.33% and drove the 30-year Treasury yield up even more sharply, by 34 basis points, to 3.10%.

The overall return for Treasuries was virtually flat for the half year—modestly positive returns for short- and intermediate-term securities was offset by a return a little shy of –5% for their long-term counterparts.

Government mortgage-backed securities returned roughly 0.4%. Their performance was a step ahead of Treasuries largely because they include far fewer long-dated maturities.

Investment-grade corporate bonds didn’t hold up as well. Although corporate default rates have been low for some time now amid an expanding economy and strong profits, turmoil in the energy sector led investors to reconsider whether they were being compensated enough by corporate bonds for the amount of risk involved. The average spread between the yields of corporate bonds and those of comparable Treasuries widened. These securities returned roughly –1%, with longer-dated bonds being the laggards here as well.

Total Returns
Six Months Ended
June 30, 2015
Vanguard Total Bond Market Index Portfolio	–0.26%
Barclays U.S. Aggregate Float Adjusted Index	–0.13
Variable Insurance Core Bond Funds Average[1]	–0.02

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Core Bond Funds
	Portfolio	Average
Total Bond Market Index Portfolio	0.19%	0.65%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the portfolio’s annualized expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of June 30, 2015

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Bonds	5,590	9,454
Yield [2]	2.1%	2.3%
Yield to Maturity	2.3%[3]	2.3%
Average Coupon	3.3%	3.2%
Average Effective Maturity	7.9 years	7.8 years
Average Duration	5.7 years	5.7 years
Expense Ratio [4]	0.19%	—
Short-Term Reserves	0.6%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	1.02

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	2.0%
1–3 Years	25.5
3–5 Years	19.2
5–10 Years	36.3
10–20 Years	5.0
20–30 Years	11.4
Over 30 Years	0.6

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.9%
Finance	8.6
Foreign	6.8
Government Mortgage-Backed	20.3
Industrial	16.2
Treasury/Agency	42.6
Utilities	2.0
Other	0.6

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Aggregate Float Adjusted Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the portfolio’s annualized expense ratio was 0.15%.
5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

			Ten Years
	Inception Date	One Year Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	1.59% 3.16%	0.84%	3.50%	4.34%

1 Six months ended June 30, 2015.
2 Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (63.1%)
U.S. Government Securities (39.4%)
United States Treasury Note/Bond	5.125%	5/15/16	2,725	2,839
United States Treasury Note/Bond	0.375%	5/31/16	12,723	12,731
United States Treasury Note/Bond	1.750%	5/31/16	2,575	2,609
United States Treasury Note/Bond	3.250%	5/31/16	575	590
United States Treasury Note/Bond	3.250%	6/30/16	3,718	3,825
United States Treasury Note/Bond	0.625%	7/15/16	5,550	5,566
United States Treasury Note/Bond	0.500%	7/31/16	9,522	9,537
United States Treasury Note/Bond	1.500%	7/31/16	2,325	2,353
United States Treasury Note/Bond	3.250%	7/31/16	4,492	4,630
United States Treasury Note/Bond	0.625%	8/15/16	3,235	3,244
United States Treasury Note/Bond	4.875%	8/15/16	1,500	1,575
United States Treasury Note/Bond	1.000%	8/31/16	4,000	4,028
United States Treasury Note/Bond	3.000%	8/31/16	5,050	5,202
United States Treasury Note/Bond	0.875%	9/15/16	6,745	6,783
United States Treasury Note/Bond	0.500%	9/30/16	1,900	1,902
United States Treasury Note/Bond	1.000%	9/30/16	4,000	4,030
United States Treasury Note/Bond	3.000%	9/30/16	5,600	5,780
United States Treasury Note/Bond	0.625%	10/15/16	6,775	6,792
United States Treasury Note/Bond	0.375%	10/31/16	3,076	3,073
United States Treasury Note/Bond	1.000%	10/31/16	1,270	1,279
United States Treasury Note/Bond	3.125%	10/31/16	2,000	2,071
United States Treasury Note/Bond	0.625%	11/15/16	9,950	9,972
United States Treasury Note/Bond	4.625%	11/15/16	250	264
United States Treasury Note/Bond	7.500%	11/15/16	2,100	2,301
United States Treasury Note/Bond	0.875%	11/30/16	2,500	2,514
United States Treasury Note/Bond	2.750%	11/30/16	20,150	20,795
United States Treasury Note/Bond	0.625%	12/31/16	2,588	2,593
United States Treasury Note/Bond	0.875%	12/31/16	7,535	7,579
United States Treasury Note/Bond	0.750%	1/15/17	4,960	4,978
United States Treasury Note/Bond	0.875%	1/31/17	550	553
United States Treasury Note/Bond	3.125%	1/31/17	1,925	2,004
United States Treasury Note/Bond	0.625%	2/15/17	9,475	9,487
United States Treasury Note/Bond	4.625%	2/15/17	200	213
United States Treasury Note/Bond	0.875%	2/28/17	1,696	1,705
United States Treasury Note/Bond	3.000%	2/28/17	3,172	3,300
United States Treasury Note/Bond	0.750%	3/15/17	3,220	3,231
United States Treasury Note/Bond	0.500%	3/31/17	249	249
United States Treasury Note/Bond	1.000%	3/31/17	155	156
United States Treasury Note/Bond	3.250%	3/31/17	4,575	4,789
United States Treasury Note/Bond	0.875%	4/15/17	5,950	5,981
United States Treasury Note/Bond	0.500%	4/30/17	1,470	1,467
United States Treasury Note/Bond	0.875%	5/15/17	12,900	12,958
United States Treasury Note/Bond	4.500%	5/15/17	10,420	11,171
United States Treasury Note/Bond	8.750%	5/15/17	5,125	5,899
United States Treasury Note/Bond	0.625%	5/31/17	738	738
United States Treasury Note/Bond	2.750%	5/31/17	1,662	1,729
United States Treasury Note/Bond	0.625%	6/30/17	810	810
United States Treasury Note/Bond	0.875%	7/15/17	9,700	9,738
United States Treasury Note/Bond	0.500%	7/31/17	1,700	1,694
United States Treasury Note/Bond	2.375%	7/31/17	5,886	6,090
United States Treasury Note/Bond	0.875%	8/15/17	11,275	11,314
United States Treasury Note/Bond	4.750%	8/15/17	2,175	2,361
United States Treasury Note/Bond	8.875%	8/15/17	5,650	6,621
United States Treasury Note/Bond	0.625%	8/31/17	1,200	1,198
United States Treasury Note/Bond	1.875%	8/31/17	8,600	8,814
United States Treasury Note/Bond	1.000%	9/15/17	3,000	3,017
United States Treasury Note/Bond	0.625%	9/30/17	11,310	11,275

United States Treasury Note/Bond	1.875%	9/30/17	7,000	7,176
United States Treasury Note/Bond	0.875%	10/15/17	14,425	14,454
United States Treasury Note/Bond	0.750%	10/31/17	6,420	6,413
United States Treasury Note/Bond	1.875%	10/31/17	2,325	2,383
United States Treasury Note/Bond	0.875%	11/15/17	10,276	10,292
United States Treasury Note/Bond	4.250%	11/15/17	975	1,054
United States Treasury Note/Bond	0.625%	11/30/17	3,625	3,608
United States Treasury Note/Bond	2.250%	11/30/17	10,000	10,344
United States Treasury Note/Bond	1.000%	12/15/17	4,147	4,163
United States Treasury Note/Bond	0.750%	12/31/17	2,305	2,300
United States Treasury Note/Bond	0.875%	1/15/18	8,475	8,475
United States Treasury Note/Bond	0.875%	1/31/18	9,225	9,225
United States Treasury Note/Bond	2.625%	1/31/18	2,100	2,194
United States Treasury Note/Bond	1.000%	2/15/18	7,100	7,118
United States Treasury Note/Bond	0.750%	2/28/18	2,675	2,663
United States Treasury Note/Bond	2.750%	2/28/18	1,000	1,048
United States Treasury Note/Bond	1.000%	3/15/18	12,198	12,221
United States Treasury Note/Bond	0.750%	3/31/18	4,970	4,942
United States Treasury Note/Bond	2.875%	3/31/18	1,500	1,578
United States Treasury Note/Bond	0.750%	4/15/18	10,671	10,611
United States Treasury Note/Bond	0.625%	4/30/18	3,175	3,144
United States Treasury Note/Bond	2.625%	4/30/18	1,275	1,334
United States Treasury Note/Bond	1.000%	5/15/18	13,770	13,779
United States Treasury Note/Bond	3.875%	5/15/18	539	583
United States Treasury Note/Bond	9.125%	5/15/18	50	62
United States Treasury Note/Bond	1.000%	5/31/18	10,655	10,655
United States Treasury Note/Bond	2.375%	5/31/18	2,350	2,443
United States Treasury Note/Bond	1.125%	6/15/18	740	743
United States Treasury Note/Bond	2.375%	6/30/18	5,765	5,992
United States Treasury Note/Bond	1.375%	7/31/18	7,131	7,199
United States Treasury Note/Bond	2.250%	7/31/18	2,778	2,878
United States Treasury Note/Bond	1.500%	8/31/18	5,275	5,341
United States Treasury Note/Bond	1.375%	9/30/18	14,653	14,765
United States Treasury Note/Bond	1.250%	10/31/18	3,000	3,009
United States Treasury Note/Bond	1.750%	10/31/18	8,675	8,846
United States Treasury Note/Bond	3.750%	11/15/18	5,275	5,726
United States Treasury Note/Bond	1.250%	11/30/18	2,280	2,284
United States Treasury Note/Bond	1.375%	11/30/18	3,030	3,051
United States Treasury Note/Bond	1.500%	12/31/18	4,950	4,996
United States Treasury Note/Bond	1.500%	1/31/19	4,525	4,564
United States Treasury Note/Bond	2.750%	2/15/19	2,550	2,683
United States Treasury Note/Bond	8.875%	2/15/19	110	140
United States Treasury Note/Bond	1.375%	2/28/19	575	577
United States Treasury Note/Bond	1.500%	2/28/19	4,400	4,434
United States Treasury Note/Bond	1.500%	3/31/19	575	579
United States Treasury Note/Bond	1.625%	3/31/19	2,100	2,124
United States Treasury Note/Bond	1.250%	4/30/19	66	66
United States Treasury Note/Bond	1.625%	4/30/19	6,543	6,610
United States Treasury Note/Bond	3.125%	5/15/19	200	213
United States Treasury Note/Bond	1.125%	5/31/19	5,650	5,601
United States Treasury Note/Bond	1.500%	5/31/19	5,650	5,678
United States Treasury Note/Bond	1.000%	6/30/19	441	434
United States Treasury Note/Bond	1.625%	6/30/19	3,702	3,734
United States Treasury Note/Bond	0.875%	7/31/19	1,898	1,857
United States Treasury Note/Bond	1.625%	7/31/19	2,487	2,507
United States Treasury Note/Bond	3.625%	8/15/19	1,800	1,958
United States Treasury Note/Bond	8.125%	8/15/19	64	81
United States Treasury Note/Bond	1.000%	8/31/19	175	172
United States Treasury Note/Bond	1.625%	8/31/19	4,236	4,268
United States Treasury Note/Bond	1.000%	9/30/19	575	564

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.750%	9/30/19	1,875	1,896
United States Treasury Note/Bond	1.250%	10/31/19	625	619
United States Treasury Note/Bond	1.500%	10/31/19	500	500
United States Treasury Note/Bond	3.375%	11/15/19	8,485	9,155
United States Treasury Note/Bond	1.500%	11/30/19	4,242	4,239
United States Treasury Note/Bond	1.125%	12/31/19	500	491
United States Treasury Note/Bond	1.625%	12/31/19	3,275	3,286
United States Treasury Note/Bond	1.250%	1/31/20	499	492
United States Treasury Note/Bond	1.375%	1/31/20	864	857
United States Treasury Note/Bond	3.625%	2/15/20	22,275	24,308
United States Treasury Note/Bond	8.500%	2/15/20	887	1,162
United States Treasury Note/Bond	1.250%	2/29/20	1,868	1,839
United States Treasury Note/Bond	1.375%	2/29/20	1,819	1,802
United States Treasury Note/Bond	1.125%	3/31/20	5,900	5,767
United States Treasury Note/Bond	1.375%	3/31/20	6,120	6,056
United States Treasury Note/Bond	1.125%	4/30/20	16,925	16,523
United States Treasury Note/Bond	1.375%	4/30/20	2,523	2,493
United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,819
United States Treasury Note/Bond	1.375%	5/31/20	400	395
United States Treasury Note/Bond	1.500%	5/31/20	5,958	5,921
United States Treasury Note/Bond	1.625%	6/30/20	4,655	4,651
United States Treasury Note/Bond	1.875%	6/30/20	9,825	9,929
United States Treasury Note/Bond	2.000%	7/31/20	2,419	2,458
United States Treasury Note/Bond	2.625%	8/15/20	2,258	2,359
United States Treasury Note/Bond	8.750%	8/15/20	8,425	11,351
United States Treasury Note/Bond	2.000%	9/30/20	2,750	2,788
United States Treasury Note/Bond	1.750%	10/31/20	6,325	6,324
United States Treasury Note/Bond	2.625%	11/15/20	3,305	3,449
United States Treasury Note/Bond	2.000%	11/30/20	6,075	6,145
United States Treasury Note/Bond	2.375%	12/31/20	8,150	8,395
United States Treasury Note/Bond	2.125%	1/31/21	4,321	4,389
United States Treasury Note/Bond	3.625%	2/15/21	6,933	7,598
United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,565
United States Treasury Note/Bond	2.000%	2/28/21	4,550	4,586
United States Treasury Note/Bond	2.250%	3/31/21	9,450	9,645
United States Treasury Note/Bond	2.250%	4/30/21	5,375	5,483
United States Treasury Note/Bond	3.125%	5/15/21	4,975	5,315
United States Treasury Note/Bond	2.000%	5/31/21	11,733	11,795
United States Treasury Note/Bond	2.125%	6/30/21	3,650	3,691
United States Treasury Note/Bond	2.250%	7/31/21	6,425	6,539
United States Treasury Note/Bond	2.125%	8/15/21	3,556	3,592
United States Treasury Note/Bond	2.000%	8/31/21	7,800	7,817
United States Treasury Note/Bond	2.125%	9/30/21	6,900	6,960
United States Treasury Note/Bond	2.000%	10/31/21	10,205	10,210
United States Treasury Note/Bond	2.000%	11/15/21	1,065	1,066
United States Treasury Note/Bond	8.000%	11/15/21	2,570	3,504
United States Treasury Note/Bond	1.875%	11/30/21	5,058	5,019
United States Treasury Note/Bond	2.125%	12/31/21	5,953	5,990
United States Treasury Note/Bond	1.500%	1/31/22	1,850	1,789
United States Treasury Note/Bond	2.000%	2/15/22	1,610	1,608
United States Treasury Note/Bond	1.750%	2/28/22	8,029	7,881
United States Treasury Note/Bond	1.750%	3/31/22	10,649	10,441
United States Treasury Note/Bond	1.750%	4/30/22	6,175	6,050
United States Treasury Note/Bond	1.875%	5/31/22	5,650	5,579
United States Treasury Note/Bond	2.125%	6/30/22	4,025	4,037
United States Treasury Note/Bond	1.625%	8/15/22	1,296	1,255
United States Treasury Note/Bond	7.250%	8/15/22	100	135
United States Treasury Note/Bond	1.625%	11/15/22	5,725	5,526
United States Treasury Note/Bond	7.625%	11/15/22	40	55
United States Treasury Note/Bond	2.000%	2/15/23	1,123	1,109
United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,290
United States Treasury Note/Bond	1.750%	5/15/23	12,970	12,528
United States Treasury Note/Bond	2.500%	8/15/23	7,160	7,303
United States Treasury Note/Bond	6.250%	8/15/23	6,565	8,557
United States Treasury Note/Bond	2.750%	11/15/23	7,111	7,380
United States Treasury Note/Bond	2.750%	2/15/24	9,410	9,754
United States Treasury Note/Bond	2.500%	5/15/24	6,206	6,303
United States Treasury Note/Bond	2.375%	8/15/24	10,564	10,604
United States Treasury Note/Bond	2.250%	11/15/24	6,731	6,676
United States Treasury Note/Bond	7.500%	11/15/24	25	36
United States Treasury Note/Bond	2.000%	2/15/25	11,325	10,979

	United States Treasury Note/Bond	2.125%	5/15/25	4,216	4,132
	United States Treasury Note/Bond	6.875%	8/15/25	3,955	5,586
	United States Treasury Note/Bond	6.000%	2/15/26	1,010	1,354
	United States Treasury Note/Bond	6.750%	8/15/26	630	897
	United States Treasury Note/Bond	6.500%	11/15/26	765	1,074
	United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,515
	United States Treasury Note/Bond	6.375%	8/15/27	185	260
	United States Treasury Note/Bond	6.125%	11/15/27	650	900
	United States Treasury Note/Bond	5.500%	8/15/28	955	1,268
	United States Treasury Note/Bond	5.250%	11/15/28	1,435	1,867
	United States Treasury Note/Bond	5.250%	2/15/29	1,940	2,527
	United States Treasury Note/Bond	6.125%	8/15/29	2,630	3,715
	United States Treasury Note/Bond	6.250%	5/15/30	850	1,224
	United States Treasury Note/Bond	5.375%	2/15/31	1,050	1,409
	United States Treasury Note/Bond	4.500%	2/15/36	1,225	1,535
	United States Treasury Note/Bond	4.750%	2/15/37	600	775
	United States Treasury Note/Bond	4.375%	2/15/38	2,800	3,430
	United States Treasury Note/Bond	3.500%	2/15/39	2,195	2,356
	United States Treasury Note/Bond	4.250%	5/15/39	3,032	3,645
	United States Treasury Note/Bond	4.500%	8/15/39	2,306	2,875
	United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,451
	United States Treasury Note/Bond	4.625%	2/15/40	5,050	6,414
	United States Treasury Note/Bond	4.375%	5/15/40	2,585	3,169
	United States Treasury Note/Bond	3.875%	8/15/40	3,255	3,702
	United States Treasury Note/Bond	4.250%	11/15/40	5,375	6,476
	United States Treasury Note/Bond	4.750%	2/15/41	3,156	4,094
	United States Treasury Note/Bond	3.125%	11/15/41	320	321
	United States Treasury Note/Bond	3.125%	2/15/42	281	281
	United States Treasury Note/Bond	3.000%	5/15/42	5,050	4,925
	United States Treasury Note/Bond	2.750%	8/15/42	4,060	3,764
	United States Treasury Note/Bond	2.750%	11/15/42	17,049	15,786
	United States Treasury Note/Bond	3.125%	2/15/43	5,200	5,183
	United States Treasury Note/Bond	2.875%	5/15/43	3,450	3,273
	United States Treasury Note/Bond	3.625%	8/15/43	10,580	11,585
	United States Treasury Note/Bond	3.750%	11/15/43	5,044	5,648
	United States Treasury Note/Bond	3.625%	2/15/44	2,624	2,872
	United States Treasury Note/Bond	3.375%	5/15/44	4,379	4,578
	United States Treasury Note/Bond	3.125%	8/15/44	8,006	7,981
	United States Treasury Note/Bond	3.000%	11/15/44	9,440	9,189
	United States Treasury Note/Bond	2.500%	2/15/45	7,425	6,506
	United States Treasury Note/Bond	3.000%	5/15/45	6,150	6,000
1,077,583
Agency Bonds and Notes (3.0%)
[1]	AID-Israel	5.500%	12/4/23	50	60
[1]	AID-Israel	5.500%	4/26/24	475	574
[1]	AID-Jordan	1.945%	6/23/19	200	202
[1]	AID-Jordan	2.503%	10/30/20	225	230
[1]	AID-Jordan	2.578%	6/30/22	200	201
[1]	AID-Ukraine	1.844%	5/16/19	200	203
[1]	AID-Ukraine	1.847%	5/29/20	200	202
[2]	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	100	102
[2]	Federal Farm Credit Banks	5.125%	8/25/16	225	237
[2]	Federal Farm Credit Banks	4.875%	1/17/17	250	266
[2]	Federal Farm Credit Banks	1.125%	9/22/17	100	101
[2]	Federal Farm Credit Banks	1.000%	9/25/17	125	126
[2]	Federal Farm Credit Banks	1.125%	12/18/17	250	251
[2]	Federal Farm Credit Banks	1.110%	2/20/18	125	125
[2]	Federal Farm Credit Banks	1.100%	6/1/18	100	100
[2]	Federal Farm Credit Banks	5.150%	11/15/19	500	574
[2]	Federal Farm Credit Banks	3.500%	12/20/23	75	80
[2]	Federal Home Loan Banks	0.500%	9/28/16	1,000	1,000
[2]	Federal Home Loan Banks	5.125%	10/19/16	525	556
[2]	Federal Home Loan Banks	0.625%	11/23/16	500	501
[2]	Federal Home Loan Banks	4.750%	12/16/16	1,200	1,273
[2]	Federal Home Loan Banks	0.625%	12/28/16	350	350
[2]	Federal Home Loan Banks	0.875%	3/10/17	75	75
[2]	Federal Home Loan Banks	4.875%	5/17/17	550	593
[2]	Federal Home Loan Banks	0.875%	5/24/17	500	502
[2]	Federal Home Loan Banks	0.625%	5/30/17	1,500	1,498
[2]	Federal Home Loan Banks	1.000%	6/21/17	400	402

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2]	Federal Home Loan Banks	5.000%	11/17/17	225	247
[2]	Federal Home Loan Banks	1.375%	3/9/18	600	606
[2]	Federal Home Loan Banks	1.125%	4/25/18	550	552
[2]	Federal Home Loan Banks	5.375%	8/15/18	150	169
[2]	Federal Home Loan Banks	1.875%	3/13/20	75	76
[2]	Federal Home Loan Banks	4.125%	3/13/20	300	333
[2]	Federal Home Loan Banks	5.250%	12/11/20	425	498
[2]	Federal Home Loan Banks	5.625%	6/11/21	35	42
[2]	Federal Home Loan Banks	2.125%	3/10/23	1,325	1,292
[2]	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,803
[3]	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	1,375	1,449
[3]	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	775	789
[3]	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	900	904
[3]	Federal Home Loan Mortgage Corp.	0.500%	1/27/17	750	749
[3]	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	600	603
[3]	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	1,000	1,006
[3]	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	5,000	5,051
[3]	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	440	442
[3]	Federal Home Loan Mortgage Corp.	0.750%	7/14/17	600	600
[3]	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	679	682
[3]	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	700	703
[3]	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	200	220
[3]	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	700	696
[3]	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	1,000	997
[3]	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	550	611
[3]	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	625	679
[3]	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	1,150	1,163
[3]	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	700	692
[3]	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,150	1,133
[3]	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	1,300	1,280
[3]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	809
[3]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	181
[3]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,183
[3]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	694
[3]	Federal National Mortgage Assn.	0.375%	7/5/16	1,000	1,000
[3]	Federal National Mortgage Assn.	0.625%	8/26/16	650	652
[3]	Federal National Mortgage Assn.	5.250%	9/15/16	325	344
[3]	Federal National Mortgage Assn.	1.250%	9/28/16	1,125	1,136
[3]	Federal National Mortgage Assn.	1.375%	11/15/16	1,175	1,189
[3]	Federal National Mortgage Assn.	1.250%	1/30/17	1,000	1,010
[3]	Federal National Mortgage Assn.	5.000%	2/13/17	1,925	2,060
[3]	Federal National Mortgage Assn.	0.750%	4/20/17	300	300
[3]	Federal National Mortgage Assn.	1.125%	4/27/17	2,950	2,973
[3]	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	2,158
[3]	Federal National Mortgage Assn.	5.375%	6/12/17	1,000	1,089
[3]	Federal National Mortgage Assn.	0.875%	8/28/17	175	175
[3]	Federal National Mortgage Assn.	1.000%	9/27/17	550	552
[3]	Federal National Mortgage Assn.	0.875%	10/26/17	900	901
[3]	Federal National Mortgage Assn.	0.875%	12/20/17	1,500	1,498
[3]	Federal National Mortgage Assn.	0.875%	2/8/18	2,500	2,493
[3]	Federal National Mortgage Assn.	0.875%	5/21/18	510	507
[3]	Federal National Mortgage Assn.	1.125%	7/20/18	1,500	1,500
[3]	Federal National Mortgage Assn.	1.875%	9/18/18	1,825	1,863
[3]	Federal National Mortgage Assn.	1.625%	11/27/18	1,330	1,346
[3]	Federal National Mortgage Assn.	1.875%	2/19/19	500	509
[3]	Federal National Mortgage Assn.	1.750%	6/20/19	1,000	1,011
[3]	Federal National Mortgage Assn.	1.750%	9/12/19	2,000	2,013
[3]	Federal National Mortgage Assn.	0.000%	10/9/19	275	251
[3]	Federal National Mortgage Assn.	1.750%	11/26/19	1,000	1,004
[3]	Federal National Mortgage Assn.	1.625%	1/21/20	1,000	997
[3]	Federal National Mortgage Assn.	1.500%	6/22/20	1,000	987
[3]	Federal National Mortgage Assn.	2.625%	9/6/24	500	500
[3]	Federal National Mortgage Assn.	6.250%	5/15/29	175	238
[3]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,362
[3]	Federal National Mortgage Assn.	7.250%	5/15/30	300	446
[3]	Federal National Mortgage Assn.	6.625%	11/15/30	300	424
[3]	Federal National Mortgage Assn.	5.625%	7/15/37	275	363
[2]	Financing Corp.	9.650%	11/2/18	225	286
	Private Export Funding Corp.	1.375%	2/15/17	25	25
	Private Export Funding Corp.	2.250%	12/15/17	125	128
	Private Export Funding Corp.	1.875%	7/15/18	100	101

Private Export Funding Corp.	4.375%	3/15/19	200	218
Private Export Funding Corp.	1.450%	8/15/19	125	123
Private Export Funding Corp.	2.250%	3/15/20	150	152
Private Export Funding Corp.	2.300%	9/15/20	50	50
Private Export Funding Corp.	4.300%	12/15/21	100	112
Private Export Funding Corp.	2.800%	5/15/22	125	127
Private Export Funding Corp.	2.050%	11/15/22	1,075	1,040
Private Export Funding Corp.	3.550%	1/15/24	100	106
Private Export Funding Corp.	2.450%	7/15/24	100	96
Private Export Funding Corp.	3.250%	6/15/25	50	50
[2] Tennessee Valley Authority	5.500%	7/18/17	275	301
[2] Tennessee Valley Authority	4.500%	4/1/18	175	191
[2] Tennessee Valley Authority	1.750%	10/15/18	150	153
[2] Tennessee Valley Authority	3.875%	2/15/21	250	274
[2] Tennessee Valley Authority	1.875%	8/15/22	175	169
[2] Tennessee Valley Authority	2.875%	9/15/24	300	302
[2] Tennessee Valley Authority	6.750%	11/1/25	50	66
[2] Tennessee Valley Authority	7.125%	5/1/30	1,000	1,425
[2] Tennessee Valley Authority	4.650%	6/15/35	175	193
[2] Tennessee Valley Authority	5.880%	4/1/36	250	323
[2] Tennessee Valley Authority	5.500%	6/15/38	100	124
[2] Tennessee Valley Authority	5.250%	9/15/39	225	273
[2] Tennessee Valley Authority	3.500%	12/15/42	200	188
[2] Tennessee Valley Authority	4.875%	1/15/48	100	113
[2] Tennessee Valley Authority	5.375%	4/1/56	50	60
[2] Tennessee Valley Authority	4.625%	9/15/60	180	190
				82,128
Conventional Mortgage-Backed Securities (20.3%)
[3,4] Fannie Mae Pool	2.000%	8/1/28–
		10/1/28	1,551	1,526
[3,4,5] Fannie Mae Pool	2.500%	3/1/27–
		1/1/43	15,572	15,721
[3,4,5] Fannie Mae Pool	3.000%	11/1/25–
		7/1/45	44,730	45,373
[3,4,5] Fannie Mae Pool	3.500%	9/1/25–
		7/1/45	54,706	56,721
[3,4,5] Fannie Mae Pool	4.000%	8/1/18–
		7/1/45	42,600	45,314
[3,4,5] Fannie Mae Pool	4.500%	2/1/18–
		7/1/45	26,483	28,672
[3,4] Fannie Mae Pool	5.000%	3/1/17–
		1/1/44	16,368	18,057
[3,4] Fannie Mae Pool	5.500%	11/1/16–
		7/1/45	12,876	14,458
[3,4] Fannie Mae Pool	6.000%	4/1/16–
		7/1/40	8,049	9,146
[3,4] Fannie Mae Pool	6.500%	4/1/16–
		10/1/39	2,893	3,333
[3,4] Fannie Mae Pool	7.000%	5/1/16–
		11/1/37	743	845
[3,4] Fannie Mae Pool	7.500%	11/1/22–
		2/1/32	79	86
[3,4] Fannie Mae Pool	8.000%	8/1/17–
		11/1/30	45	49
[3,4] Fannie Mae Pool	8.500%	7/1/22–
		4/1/31	15	18
[3,4] Fannie Mae Pool	9.000%	7/1/22–
		12/1/24	2	2
[3,4] Fannie Mae Pool	9.500%	12/1/18–
		2/1/25	2	2
[3,4] Freddie Mac Gold Pool	2.000%	8/1/28–
		1/1/29	826	813
[3,4,5] Freddie Mac Gold Pool	2.500%	10/1/27–
		2/1/43	11,717	11,817
[3,4,5] Freddie Mac Gold Pool	3.000%	12/1/26–
		7/1/45	25,863	26,178
[3,4,5] Freddie Mac Gold Pool	3.500%	9/1/25–
		7/1/45	31,516	32,601
[3,4,5] Freddie Mac Gold Pool	4.000%	7/1/18–
		7/1/45	26,208	27,779

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4,5] Freddie Mac Gold Pool	4.500%	1/1/18–
		7/1/45	17,295	18,637
[3,4,5] Freddie Mac Gold Pool	5.000%	10/1/17–
		7/1/45	10,019	11,004
[3,4] Freddie Mac Gold Pool	5.500%	8/1/16–
		6/1/41	7,900	8,877
[3,4] Freddie Mac Gold Pool	6.000%	4/1/16–
		3/1/39	5,288	6,003
[3,4] Freddie Mac Gold Pool	6.500%	12/1/15–
		4/1/39	1,620	1,858
[3,4] Freddie Mac Gold Pool	7.000%	1/1/16–
		2/1/37	553	631
[3,4] Freddie Mac Gold Pool	7.500%	10/1/15–
		10/1/30	40	45
[3,4] Freddie Mac Gold Pool	8.000%	12/1/15–
		7/1/30	39	45
[3,4] Freddie Mac Gold Pool	8.500%	4/1/23–
		11/1/30	25	29
[3,4] Freddie Mac Gold Pool	9.000%	5/1/27–
		5/1/30	6	6
[4,5] Ginnie Mae I Pool	3.000%	1/15/26–
		7/1/45	4,424	4,481
[4,5] Ginnie Mae I Pool	3.500%	11/15/25–
		7/1/45	5,515	5,743
[4,5] Ginnie Mae I Pool	4.000%	10/15/24–
		7/1/45	7,606	8,107
[4,5] Ginnie Mae I Pool	4.500%	8/15/18–
		7/1/45	9,583	10,485
[4,5] Ginnie Mae I Pool	5.000%	1/15/18–
		7/1/45	5,891	6,555
[4] Ginnie Mae I Pool	5.500%	6/15/18–
		12/15/40	3,365	3,821
[4] Ginnie Mae I Pool	6.000%	2/15/17–
		3/15/40	2,484	2,839
[4] Ginnie Mae I Pool	6.500%	11/15/23–
		2/15/39	688	783
[4] Ginnie Mae I Pool	7.000%	5/15/23–
		10/15/31	144	166
[4] Ginnie Mae I Pool	7.500%	4/15/22–
		1/15/31	62	67
[4] Ginnie Mae I Pool	8.000%	2/15/22–
		10/15/30	44	47
[4] Ginnie Mae I Pool	8.500%	6/15/24–
		9/15/26	7	8
[4] Ginnie Mae I Pool	9.000%	9/15/16–
		7/15/30	10	11
[4] Ginnie Mae I Pool	9.500%	12/15/21	2	3
[4] Ginnie Mae I Pool	10.000%	5/15/20	—	1
[4] Ginnie Mae II Pool	2.500%	2/20/28–
		6/20/28	641	656
[4,5] Ginnie Mae II Pool	3.000%	2/20/27–
		7/1/45	22,629	22,978
[4,5] Ginnie Mae II Pool	3.500%	9/20/25–
		7/1/45	39,883	41,485
[4,5] Ginnie Mae II Pool	4.000%	9/20/25–
		8/1/45	27,160	28,836
[4,5] Ginnie Mae II Pool	4.500%	6/20/39–
		7/1/45	17,042	18,456
[4] Ginnie Mae II Pool	5.000%	3/20/18–
		7/20/44	8,570	9,491
[4] Ginnie Mae II Pool	5.500%	6/20/34–
		8/20/41	2,484	2,794
[4] Ginnie Mae II Pool	6.000%	3/20/33–
		7/20/39	1,401	1,590
[4] Ginnie Mae II Pool	6.500%	12/20/35-
		11/20/39	466	534
[4] Ginnie Mae II Pool	7.000%	8/20/36–
		4/20/38	55	63
				555,646

Nonconventional Mortgage-Backed Securities (0.4%)
[4,6] Fannie Mae Pool		1.466%	4/1/37	32	33
[4,6] Fannie Mae Pool		1.817%	9/1/37	71	77
[4,6] Fannie Mae Pool		2.099%	8/1/35	139	148
[4,6] Fannie Mae Pool		2.106%	11/1/36	83	88
[4]	Fannie Mae Pool	2.109%	3/1/43	240	244
[4,6] Fannie Mae Pool		2.140%	12/1/41	122	126
[4,6] Fannie Mae Pool		2.165%	6/1/36	1	1
[4,6] Fannie Mae Pool		2.182%	12/1/33	17	19
[4,6] Fannie Mae Pool		2.191%	10/1/39	31	32
[4]	Fannie Mae Pool	2.194%	6/1/43	219	224
[4,6] Fannie Mae Pool		2.195%	7/1/39	17	18
[4]	Fannie Mae Pool	2.215%	9/1/42	183	191
[4,6] Fannie Mae Pool		2.217%	2/1/36	21	22
[4,6] Fannie Mae Pool		2.220%	8/1/37	57	60
[4]	Fannie Mae Pool	2.232%	10/1/42	142	145
[4,6] Fannie Mae Pool		2.243%	9/1/34	16	17
[4]	Fannie Mae Pool	2.266%	7/1/43	267	267
[4,6] Fannie Mae Pool		2.306%	11/1/39	20	20
[4,6] Fannie Mae Pool		2.318%	6/1/37	41	44
[4,6] Fannie Mae Pool		2.325%	7/1/37	14	14
[4,6] Fannie Mae Pool		2.367%	5/1/40	38	40
[4,6] Fannie Mae Pool		2.373%	1/1/37	67	72
[4,6] Fannie Mae Pool		2.391%	7/1/42	57	61
[4,6] Fannie Mae Pool		2.393%	12/1/35	70	75
[4]	Fannie Mae Pool	2.396%	7/1/42	206	212
[4,6] Fannie Mae Pool		2.402%	1/1/40	51	53
[4]	Fannie Mae Pool	2.408%	5/1/42	301	312
[4,6] Fannie Mae Pool		2.428%	11/1/39	45	47
[4,6] Fannie Mae Pool		2.432%	11/1/34	28	29
[4]	Fannie Mae Pool	2.433%	5/1/43	411	416
[4,6] Fannie Mae Pool		2.435%	11/1/33	22	24
[4,6] Fannie Mae Pool		2.438%	1/1/35	108	117
[4]	Fannie Mae Pool	2.455%	10/1/42	176	181
[4]	Fannie Mae Pool	2.471%	9/1/43	30	31
[4]	Fannie Mae Pool	2.502%	10/1/40	123	131
[4]	Fannie Mae Pool	2.514%	12/1/40	105	111
[4,6] Fannie Mae Pool		2.518%	5/1/40	23	25
[4,6] Fannie Mae Pool		2.559%	5/1/42	49	50
[4]	Fannie Mae Pool	2.605%	12/1/41	124	131
[4]	Fannie Mae Pool	2.631%	11/1/41	118	124
[4]	Fannie Mae Pool	2.710%	1/1/42	117	123
[4]	Fannie Mae Pool	2.761%	3/1/41	83	88
[4]	Fannie Mae Pool	2.776%	3/1/42	193	202
[4]	Fannie Mae Pool	2.784%	1/1/42	125	131
[4]	Fannie Mae Pool	2.816%	11/1/41	130	140
[4]	Fannie Mae Pool	2.907%	12/1/40	57	60
[4,6] Fannie Mae Pool		2.949%	3/1/42	110	114
[4]	Fannie Mae Pool	2.977%	9/1/43	225	237
[4]	Fannie Mae Pool	3.047%	3/1/41	136	144
[4]	Fannie Mae Pool	3.066%	2/1/41	64	67
[4,6] Fannie Mae Pool		3.095%	2/1/41	49	49
[4]	Fannie Mae Pool	3.149%	2/1/41	61	64
[4,6] Fannie Mae Pool		3.179%	9/1/40	88	93
[4,6] Fannie Mae Pool		3.221%	8/1/40	114	120
[4]	Fannie Mae Pool	3.222%	12/1/40	69	73
[4]	Fannie Mae Pool	3.255%	10/1/40	58	61
[4]	Fannie Mae Pool	3.257%	12/1/40	70	74
[4]	Fannie Mae Pool	3.278%	5/1/41	87	92
[4]	Fannie Mae Pool	3.314%	11/1/40	34	35
[4]	Fannie Mae Pool	3.347%	8/1/42	148	153
[4]	Fannie Mae Pool	3.542%	7/1/41	189	201
[4]	Fannie Mae Pool	3.580%	8/1/39	44	47
[4]	Fannie Mae Pool	3.596%	6/1/41	26	28
[4]	Fannie Mae Pool	3.612%	4/1/41	103	108
[4]	Fannie Mae Pool	3.746%	6/1/41	110	118
[4]	Fannie Mae Pool	3.813%	9/1/40	146	155
[4]	Fannie Mae Pool	4.237%	12/1/39	91	93
[4,6] Fannie Mae Pool		4.627%	8/1/39	98	102
[4]	Fannie Mae Pool	4.899%	3/1/38	46	47
[4,6] Fannie Mae Pool		5.128%	11/1/39	39	42

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,6] Fannie Mae Pool		5.155%	7/1/36	20	21
[4,6] Fannie Mae Pool		5.259%	7/1/38	14	15
[4]	Fannie Mae Pool	5.555%	5/1/36	33	35
[4]	Fannie Mae Pool	5.567%	4/1/37	42	44
[4]	Fannie Mae Pool	5.596%	10/1/37	50	52
[4]	Fannie Mae Pool	5.753%	12/1/37	67	71
[4]	Fannie Mae Pool	6.099%	10/1/37	63	64
[4,6] Freddie Mac Non Gold Pool		1.485%	10/1/37	2	2
[4,6] Freddie Mac Non Gold Pool		1.730%	6/1/37	44	45
[4,6] Freddie Mac Non Gold Pool		2.125%	1/1/38	19	19
[4,6] Freddie Mac Non Gold Pool		2.160%	10/1/37	26	27
[4,6] Freddie Mac Non Gold Pool		2.181%	7/1/35	33	35
[4,6] Freddie Mac Non Gold Pool		2.238%	12/1/36	23	24
[4,6] Freddie Mac Non Gold Pool		2.249%	1/1/35	8	8
[4,6] Freddie Mac Non Gold Pool		2.258%	3/1/37	9	9
[4,6] Freddie Mac Non Gold Pool		2.276%	2/1/37	14	14
[4,6] Freddie Mac Non Gold Pool		2.290%	12/1/34	42	44
[4,6] Freddie Mac Non Gold Pool		2.324%	12/1/35	35	37
[4]	Freddie Mac Non Gold Pool	2.326%	5/1/42	27	28
[4,6] Freddie Mac Non Gold Pool		2.344%	12/1/36	74	79
[4,6] Freddie Mac Non Gold Pool		2.375%	11/1/34–
			5/1/38	64	68
[4,6] Freddie Mac Non Gold Pool		2.500%	5/1/36	21	22
[4,6] Freddie Mac Non Gold Pool		2.505%	5/1/40	24	26
[4,6] Freddie Mac Non Gold Pool		2.565%	5/1/40	26	28
[4]	Freddie Mac Non Gold Pool	2.586%	2/1/42	98	102
[4]	Freddie Mac Non Gold Pool	2.641%	12/1/40	53	55
[4]	Freddie Mac Non Gold Pool	2.658%	11/1/40	42	43
[4]	Freddie Mac Non Gold Pool	2.743%	12/1/40	93	96
[4,6] Freddie Mac Non Gold Pool		2.748%	10/1/36	30	32
[4]	Freddie Mac Non Gold Pool	2.752%	2/1/42	79	82
[4]	Freddie Mac Non Gold Pool	2.789%	1/1/41	88	92
[4]	Freddie Mac Non Gold Pool	2.852%	2/1/41	96	102
[4]	Freddie Mac Non Gold Pool	2.933%	2/1/41	27	29
[4,6] Freddie Mac Non Gold Pool		3.028%	6/1/40	44	47
[4]	Freddie Mac Non Gold Pool	3.087%	6/1/41	47	49
[4]	Freddie Mac Non Gold Pool	3.123%	1/1/41	21	23
[4]	Freddie Mac Non Gold Pool	3.137%	3/1/41	42	45
[4]	Freddie Mac Non Gold Pool	3.152%	11/1/40	113	117
[4]	Freddie Mac Non Gold Pool	3.251%	6/1/40	44	45
[4]	Freddie Mac Non Gold Pool	3.579%	6/1/40	116	123
[4]	Freddie Mac Non Gold Pool	3.658%	9/1/40	117	124
[4]	Freddie Mac Non Gold Pool	5.230%	3/1/38	67	72
[4]	Freddie Mac Non Gold Pool	5.512%	2/1/36	21	21
[4]	Freddie Mac Non Gold Pool	5.803%	9/1/37	30	31
[4]	Freddie Mac Non Gold Pool	5.825%	5/1/37	56	58
[4]	Freddie Mac Non Gold Pool	6.094%	12/1/36	39	42
[4,6] Ginnie Mae II Pool		1.625%	10/20/39	10	11
[4,6] Ginnie Mae II Pool		2.000%	12/20/39–
			6/20/43	646	665
[4,6] Ginnie Mae II Pool		2.125%	5/20/41	52	54
[4]	Ginnie Mae II Pool	2.500%	1/20/41–
			1/20/42	288	292
[4,6] Ginnie Mae II Pool		3.000%	10/20/38–
			11/20/41	463	479
[4]	Ginnie Mae II Pool	3.500%	1/20/41–
			10/20/41	371	386
[4]	Ginnie Mae II Pool	4.000%	4/20/41–
			10/20/41	163	169
[4,6] Ginnie Mae II Pool		5.000%	7/20/38	8	8
					11,404
Total U.S. Government and Agency Obligations (Cost $1,695,876) 1,726,761
Asset-Backed/Commercial Mortgage-Backed Securities (3.2%)
[4]	AEP Texas Central Transition Funding II
	LLC 2006-A	5.170%	1/1/18	100	106
[4]	Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	140	140
[4]	Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	46	47
[4]	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	25	25
[4]	Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	75	75
[4]	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	25	25

[4]	Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	100	100
[4]	Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	55	55
[4]	Ally Auto Receivables Trust 2014-SN1	0.750%	2/21/17	75	75
[4]	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	50	50
[4]	Ally Auto Receivables Trust 2014-SN2	1.030%	9/20/17	75	75
[4]	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	75	75
[4]	Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	100	100
[4]	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	150	150
[4]	American Express Credit Account
	Secured Note Trust 2014-3	1.490%	4/15/20	175	176
[4]	American Express Credit Account
	Secured Note Trust 2014-4	1.430%	6/15/20	100	100
[4]	AmeriCredit Automobile Receivables
	Trust 2013-1	0.610%	10/10/17	14	14
[4]	AmeriCredit Automobile Receivables
	Trust 2013-2	0.650%	12/8/17	15	15
[4]	AmeriCredit Automobile Receivables
	Trust 2013-3	0.920%	4/9/18	47	47
[4]	AmeriCredit Automobile Receivables
	Trust 2013-4	0.960%	4/9/18	17	17
[4]	AmeriCredit Automobile Receivables
	Trust 2014-1	0.900%	2/8/19	25	25
[4]	AmeriCredit Automobile Receivables
	Trust 2014-1	1.680%	7/8/19	25	25
[4]	AmeriCredit Automobile Receivables
	Trust 2014-3	1.150%	6/10/19	50	50
[4]	AmeriCredit Automobile Receivables
	Trust 2015-2	1.270%	1/8/20	75	75
[4]	Banc of America Commercial Mortgage
	Trust 2005-6	5.328%	9/10/47	50	51
[4]	Banc of America Commercial Mortgage
	Trust 2005-6	5.328%	9/10/47	90	91
[4]	Banc of America Commercial Mortgage
	Trust 2006-1	5.421%	9/10/45	5	5
[4]	Banc of America Commercial Mortgage
	Trust 2006-2	5.916%	5/10/45	325	330
[4]	Banc of America Commercial Mortgage
	Trust 2006-2	5.951%	5/10/45	85	87
[4]	Banc of America Commercial Mortgage
	Trust 2006-4	5.634%	7/10/46	436	446
[4]	Banc of America Commercial Mortgage
	Trust 2006-5	5.414%	9/10/47	425	441
[4]	Banc of America Commercial Mortgage
	Trust 2006-5	5.448%	9/10/47	50	52
[4]	Banc of America Commercial Mortgage
	Trust 2008-1	6.430%	2/10/51	399	433
	Bank of Nova Scotia	2.125%	9/11/19	250	252
[4]	Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	100	100
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR12	5.940%	9/11/38	150	155
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.582%	9/11/41	95	99
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP22	5.766%	4/12/38	125	128
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP24	5.568%	10/12/41	237	248
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.844%	6/11/40	57	57
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.896%	6/11/40	150	161
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.694%	6/11/50	227	242
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.915%	6/11/50	235	254
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR18	5.700%	6/11/50	575	613
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.471%	1/12/45	66	70
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	190	202

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.742%	9/11/42	825	885
[4]	BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	100	100
[4]	BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	75	75
[4]	BMW Vehicle Owner Trust 2015-1	1.240%	12/20/17	125	125
[4]	Capital Auto Receivables Asset
	Trust 2013-1	0.790%	6/20/17	60	60
[4]	Capital Auto Receivables Asset
	Trust 2013-3	1.040%	11/21/16	23	23
[4]	Capital Auto Receivables Asset
	Trust 2013-3	1.310%	12/20/17	53	53
[4]	Capital Auto Receivables Asset
	Trust 2013-3	1.680%	4/20/18	30	30
[4]	Capital Auto Receivables Asset
	Trust 2014-2	0.910%	4/20/17	50	50
[4]	Capital Auto Receivables Asset
	Trust 2014-2	1.260%	5/21/18	25	25
[4]	Capital Auto Receivables Asset
	Trust 2014-2	1.620%	10/22/18	25	25
[4]	Capital Auto Receivables Asset
	Trust 2014-3	1.480%	11/20/18	50	50
[4]	Capital Auto Receivables Asset
	Trust 2014-3	1.830%	4/22/19	25	25
[4]	Capital Auto Receivables Asset
	Trust 2015-1	1.610%	6/20/19	200	200
[4]	Capital Auto Receivables Asset
	Trust 2015-1	1.860%	10/21/19	50	50
[4]	Capital Auto Receivables Asset
	Trust 2015-2	1.730%	9/20/19	125	125
[4]	Capital Auto Receivables Asset
	Trust 2015-2	1.970%	1/21/20	75	75
[4]	Capital One Multi-asset Execution
	Trust 2006-A3	5.050%	12/17/18	1,000	1,026
[4]	Capital One Multi-asset Execution
	Trust 2007-A7	5.750%	7/15/20	225	247
[4]	Capital One Multi-Asset Execution
	Trust 2014-A2	1.260%	1/15/20	50	50
[4]	Capital One Multi-Asset Execution
	Trust 2014-A5	1.480%	7/15/20	150	151
[4]	Capital One Multi-Asset Execution
	Trust 2015-A2	2.080%	3/15/23	225	225
[4]	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	55	55
[4]	CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	58	58
[4]	Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	33	33
[4]	Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	72	72
[4]	Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	40	40
[4]	Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	25	25
[4]	Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	25	25
[4]	Carmax Auto Owner Trust 2014-1	0.790%	10/15/18	35	35
[4]	Carmax Auto Owner Trust 2014-1	1.320%	7/15/19	25	25
[4]	Carmax Auto Owner Trust 2014-2	0.980%	1/15/19	75	75
[4]	Carmax Auto Owner Trust 2014-3	1.160%	6/17/19	75	75
[4]	Carmax Auto Owner Trust 2014-3	1.730%	2/18/20	25	25
[4]	Carmax Auto Owner Trust 2014-4	1.250%	11/15/19	125	125
[4]	Carmax Auto Owner Trust 2015-2	1.370%	3/16/20	50	50
[4]	Carmax Auto Owner Trust 2015-2	1.800%	3/15/21	50	50
[4]	CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	250	263
[4]	CD 2007-CD4 Commercial Mortgage
	Trust	5.322%	12/11/49	250	259
[4]	CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	375	403
[4]	CenterPoint Energy Transition
	Bond Co. II LLC 2005-A	5.170%	8/1/19	31	32
[4]	CenterPoint Energy Transition
	Bond Co. II LLC 2005-A	5.302%	8/1/20	26	29
[4]	CenterPoint Energy Transition
	Bond Co. IV LLC 2012-1	3.028%	10/15/25	350	359
[4]	Chase Issuance Trust 2006-A2	5.160%	4/16/18	397	408
[4]	Chase Issuance Trust 2012-A4	1.580%	8/16/21	150	148
[4]	Chase Issuance Trust 2012-A5	0.590%	8/15/17	100	100
[4]	Chase Issuance Trust 2012-A7	2.160%	9/16/24	313	304
[4]	Chase Issuance Trust 2013-A1	1.300%	2/18/20	275	274

[4]	Chase Issuance Trust 2013-A8	1.010%	10/15/18	225	225
[4]	Chase Issuance Trust 2014-A1	1.150%	1/15/19	125	125
[4]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	231
[4]	Chase Issuance Trust 2014-A6	1.260%	7/15/19	300	301
[4]	Chase Issuance Trust 2014-A7	1.380%	11/15/19	225	226
[4]	Chase Issuance Trust 2015-A2	1.590%	2/18/20	200	201
[4]	Chase Issuance Trust 2015-A5	1.360%	4/15/20	325	324
[4]	Chase Issuance Trust 2015-A4	1.840%	4/15/22	150	149
[4]	Citibank Credit Card Issuance
	Trust 2003-A7	4.150%	7/7/17	229	229
[4]	Citibank Credit Card Issuance
	Trust 2005-A9	5.100%	11/20/17	301	306
[4]	Citibank Credit Card Issuance
	Trust 2007-A8	5.650%	9/20/19	250	274
[4]	Citibank Credit Card Issuance
	Trust 2008-A1	5.350%	2/7/20	245	270
[4]	Citibank Credit Card Issuance
	Trust 2013-A10	0.730%	2/7/18	100	100
[4]	Citibank Credit Card Issuance
	Trust 2014-A1	2.880%	1/23/23	100	103
[4]	Citibank Credit Card Issuance
	Trust 2014-A4	1.230%	4/24/19	425	426
[4]	Citibank Credit Card Issuance
	Trust 2014-A5	2.680%	6/7/23	200	203
[4]	Citibank Credit Card Issuance
	Trust 2014-A6	2.150%	7/15/21	500	505
[4]	Citibank Credit Card Issuance
	Trust 2014-A8	1.730%	4/9/20	325	327
[4]	Citigroup Commercial Mortgage
	Trust 2006-C4	5.969%	3/15/49	364	372
[4]	Citigroup Commercial Mortgage
	Trust 2006-C5	5.431%	10/15/49	110	114
[4]	Citigroup Commercial Mortgage
	Trust 2006-C5	5.462%	10/15/49	100	104
[4]	Citigroup Commercial Mortgage
	Trust 2007-C6	5.899%	12/10/49	600	639
[4]	Citigroup Commercial Mortgage
	Trust 2008-C7	6.349%	12/10/49	492	530
[4]	Citigroup Commercial Mortgage
	Trust 2012-GC8	3.024%	9/10/45	75	76
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC11	3.093%	4/10/46	100	100
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC15	3.161%	9/10/46	75	78
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC15	4.371%	9/10/46	50	55
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC15	4.649%	9/10/46	75	82
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC19	2.790%	3/10/47	37	38
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC19	3.552%	3/10/47	25	26
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC19	4.023%	3/10/47	25	27
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC19	4.345%	3/10/47	25	27
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC21	3.855%	5/10/47	50	52
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC21	4.328%	5/10/47	50	51
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC23	3.622%	7/10/47	100	103
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.635%	10/10/47	175	180
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC27	3.137%	2/10/48	225	221
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC27	3.571%	2/10/48	100	99
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC29	2.674%	4/10/48	50	51

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC29	3.192%	4/10/48	175	173
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC29	3.758%	4/10/48	84	82
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC31	3.762%	6/10/45	100	103
[4]	COBALT CMBS Commercial Mortgage
	Trust 2007-C3	5.959%	5/15/46	261	278
[4]	COMM 15-CR22 Mortgage Trust	2.856%	3/10/48	50	51
[4]	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	150	150
[4]	COMM 15-CR22 Mortgage Trust	3.603%	3/10/48	50	50
[4]	COMM 15-CR23 Mortgage Trust	3.257%	5/10/48	75	76
[4]	COMM 15-CR23 Mortgage Trust	3.497%	5/10/48	100	101
[4]	COMM 15-CR23 Mortgage Trust	3.801%	5/10/48	50	50
[4]	COMM 2006-C7 Mortgage Trust	5.943%	6/10/46	492	503
[4]	COMM 2006-C7 Mortgage Trust	5.968%	6/10/46	100	103
[4]	COMM 2007-C9 Mortgage Trust	5.989%	12/10/49	577	619
[4]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	59
[4]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	68
[4,7] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	78	80
[4]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	125
[4]	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	30	31
[4]	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	30	31
[4]	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	40	43
[4]	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	50	54
[4]	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	30	33
[4]	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	19	19
[4]	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	50	52
[4]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	50	52
[4]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	53
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	54
[4]	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	27
[4]	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	27
[4]	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	66
[4]	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	50	51
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	74
[4]	COMM 2013-CCRE9 Mortgage Trust	4.376%	7/10/45	90	98
[4]	COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	20	22
[4]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	40	42
[4]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	43
[4]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	104
[4]	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	59
[4]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	87	90
[4]	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	30	31
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	60
[4]	COMM 2014-CCRE15 Mortgage Trust	4.868%	2/10/47	28	31
[4]	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	50	52
[4]	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	80
[4]	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	182
[4]	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	52
[4]	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	86	89
[4]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	175	178
[4]	COMM 2014-CR17 Mortgage Trust	3.012%	5/10/47	50	52
[4]	COMM 2014-CR17 Mortgage Trust	3.598%	5/10/47	25	26
[4]	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	50	53
[4]	COMM 2014-CR17 Mortgage Trust	4.377%	5/10/47	25	26
[4]	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	50	52
[4]	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	50	51
[4]	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	50	52
[4]	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	75	80
[4]	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	100	104
[4]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	53
[4]	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	25	25
[4]	COMM 2014-LC19 Mortgage Trust	3.183%	2/10/48	125	124
[4]	COMM 2014-LC19 Mortgage Trust	3.527%	2/10/48	50	50
[4]	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	24	25
[4]	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	22	23
[4]	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	57
[4]	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	16
	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	11
[4]	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	50	52

[4]	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	104
[4]	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	129
[4]	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	45
[4]	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	130
[4]	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	125	129
[4]	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	129
[4]	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	231
[4]	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	52
[4]	Commercial Mortgage Trust 2006-GG7	6.013%	7/10/38	238	243
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.639%	2/15/39	100	102
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.639%	2/15/39	200	202
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	6.000%	6/15/38	556	569
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	6.000%	6/15/38	75	78
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C4	5.509%	9/15/39	50	52
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C5	5.311%	12/15/39	147	151
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2007-C1	5.383%	2/15/40	142	149
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2007-C3	5.890%	6/15/39	147	156
[4]	CSAIL Commercial Mortgage
	Trust 2015-C1	3.505%	4/15/50	100	102
[4]	CSAIL Commercial Mortgage
	Trust 2015-C1	3.791%	4/15/50	75	76
[4]	CSAIL Commercial Mortgage
	Trust 2015-C1	4.044%	4/15/50	50	51
[4]	CSAIL Commercial Mortgage
	Trust 2015-C2	1.454%	6/15/57	99	99
[4]	CSAIL Commercial Mortgage
	Trust 2015-C2	3.504%	6/15/57	150	152
[4]	CSAIL Commercial Mortgage
	Trust 2015-C2	3.849%	6/15/57	75	77
[4]	CSFB Commercial Mortgage
	Trust 2005-C6	5.230%	12/15/40	85	85
[4]	Discover Card Execution Note
	Trust 2007-A1	5.650%	3/16/20	275	301
[4]	Discover Card Execution Note
	Trust 2014-A3	1.220%	10/15/19	200	200
[4]	Discover Card Execution Note
	Trust 2014-A5	1.390%	4/15/20	300	301
[4]	Discover Card Execution Note
	Trust 2015-A2	1.900%	10/17/22	125	124
[4]	Fannie Mae-Aces 2013-M12	2.465%	3/25/23	309	307
[4]	Fannie Mae-Aces 2013-M14	2.585%	4/25/23	330	329
[4]	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	350	365
[4]	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	25	25
[4]	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	100	98
[4]	Fannie Mae-Aces 2014-M1	2.323%	11/25/18	471	481
[4]	Fannie Mae-Aces 2014-M1	3.436%	7/25/23	450	465
[4]	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	350	354
[4]	Fannie Mae-Aces 2014-M13	1.637%	11/25/17	49	49
[4]	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	49	50
[4]	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	125	127
[4]	Fannie Mae-Aces 2014-M15	2.509%	7/25/22	150	152
[4]	Fannie Mae-Aces 2014-M2	1.916%	6/25/21	132	133
[4]	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	346	366
[4]	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	140	144
[4]	Fannie Mae-Aces 2014-M3	3.501%	1/25/24	175	185
[4]	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	182
[4]	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	325	330
[4]	Fannie Mae-Aces 2014-M7	3.356%	6/25/24	347	361
[4]	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	47	47
[4]	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	178
[4]	Fannie Mae-Aces 2014-M9	1.462%	4/25/17	250	251
[4]	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	203
[4]	Fannie Mae-Aces 2015-M1	1.626%	2/25/18	75	76

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	300	294
[4]	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	100	100
[4]	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	224	223
[4]	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	100	99
[4]	Fannie Mae-Aces 2015-M7	1.550%	4/25/18	50	50
[4]	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	200	196
[4]	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	124	124
[4]	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	100	100
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K707	2.220%	12/25/18	150	153
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K005	3.484%	4/25/19	225	233
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K006	3.398%	7/25/19	170	179
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K007	3.342%	12/25/19	124	129
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K009	2.757%	5/25/20	228	234
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K010	2.412%	8/25/18	75	77
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K010	3.320%	7/25/20	229	238
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K014	3.871%	4/25/21	133	144
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K017	2.873%	12/25/21	350	359
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K019	2.272%	3/25/22	150	149
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K020	2.373%	5/25/22	350	347
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K021	2.396%	6/25/22	225	223
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K026	2.510%	11/25/22	325	323
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K027	2.637%	1/25/23	325	324
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K028	3.111%	2/25/23	475	490
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K029	3.320%	2/25/23	325	340
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K030	2.779%	9/25/22	303	313
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K030	3.250%	4/25/23	325	338
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K031	3.300%	4/25/23	340	354
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K032	3.016%	2/25/23	317	332
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K032	3.310%	5/25/23	340	355
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K033	2.871%	2/25/23	315	327
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K033	3.060%	7/25/23	325	333
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K034	3.531%	7/25/23	288	305
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K035	3.458%	8/25/23	400	421
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K036	3.527%	10/25/23	325	343
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K038	2.604%	10/25/23	119	122
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K038	3.389%	3/25/24	400	418
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K039	2.683%	12/25/23	72	74
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K039	3.303%	7/25/24	225	234
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K040	2.768%	4/25/24	98	101

[4]	FHLMC Multifamily Structured Pass
	Through Certificates K040	3.241%	9/25/24	275	284
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K041	3.171%	10/25/24	275	283
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K042	2.267%	6/25/24	49	50
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K042	2.670%	12/25/24	225	222
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K043	2.532%	10/25/23	50	51
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K043	2.493%	11/25/24	125	127
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K043	3.062%	12/25/24	150	153
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K043	3.023%	1/25/25	175	177
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K046	3.205%	3/25/25	175	180
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K503	1.384%	1/25/19	167	167
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K503	2.456%	8/25/19	325	334
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K702	3.154%	2/25/18	550	572
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K706	2.323%	10/25/18	100	102
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K708	1.670%	10/25/18	42	43
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K710	1.883%	5/25/19	25	25
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K711	1.321%	12/25/18	236	237
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K711	1.730%	7/25/19	425	425
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K713	2.313%	3/25/20	525	534
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K714	3.034%	10/25/20	400	418
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K716	2.413%	1/25/21	71	73
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K716	3.130%	6/25/21	275	288
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K717	2.991%	9/25/21	225	236
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K718	2.375%	9/25/21	224	229
[4]	FHLMC Multifamily Structured Pass
	Through Certificates K718	2.791%	1/25/22	225	232
[4]	FHLMC Multifamily Structures Pass
	Through Certificates K715	2.856%	1/25/21	125	129
[4]	Fifth Third Auto 2014-1	0.680%	4/16/18	75	75
[4]	Fifth Third Auto 2014-1	1.140%	10/15/20	50	50
[4]	Fifth Third Auto 2014-2	0.890%	11/15/18	50	50
[4]	Ford Credit Auto Lease Trust 2014-A	0.680%	4/15/17	50	50
[4]	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	40	40
[4]	Ford Credit Auto Lease Trust 2014-B	0.890%	9/15/17	50	50
[4]	Ford Credit Auto Lease Trust 2015-A	1.130%	6/15/18	100	100
[4]	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	50	50
[4]	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	99	99
[4]	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	2	2
[4]	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	41	41
[4]	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	38	38
[4]	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	30	30
[4]	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	53	53
[4]	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	26	26
[4]	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	100	100
[4]	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	50	50
[4]	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	25	25
[4]	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	75	75
[4]	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	50	50

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-5	1.500%	9/15/18	100	101
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	1.200%	2/15/19	100	100
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-4	1.400%	8/15/19	225	225
[4]	GE Capital Credit Card Master Note
	Trust Series 2012-7	1.760%	9/15/22	148	146
[4]	GE Commercial Mortgage Corp.
	Series 2006-C1 Trust	5.449%	3/10/44	175	180
[4]	GE Commercial Mortgage Corp.
	Series 2007-C1 Trust	5.543%	12/10/49	275	286
[4]	GM Financial Leasing Trust 2015-2	1.680%	12/20/18	100	100
[4]	GM Financial Leasing Trust 2015-2	1.850%	7/22/19	50	50
[4]	GS Mortgage Securities
	Trust 2006-GG6	5.622%	4/10/38	150	153
[4]	GS Mortgage Securities
	Trust 2011-GC5	3.707%	8/10/44	80	85
[4]	GS Mortgage Securities
	Trust 2012-GC6	3.482%	1/10/45	300	313
[4]	GS Mortgage Securities
	Trust 2012-GCJ7	3.377%	5/10/45	175	182
[4]	GS Mortgage Securities
	Trust 2012-GCJ9	2.773%	11/10/45	125	124
[4]	GS Mortgage Securities
	Trust 2013-GC10	2.943%	2/10/46	92	92
[4]	GS Mortgage Securities
	Trust 2013-GC10	3.279%	2/10/46	35	35
[4]	GS Mortgage Securities
	Trust 2013-GC13	4.172%	7/10/46	20	22
[4]	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%	6/10/46	90	91
	GS Mortgage Securities
	Trust 2013-GCJ12	3.375%	6/10/46	39	39
[4]	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%	8/10/46	45	47
[4]	GS Mortgage Securities
	Trust 2013-GCJ14	3.817%	8/10/46	30	32
[4]	GS Mortgage Securities
	Trust 2013-GCJ14	4.243%	8/10/46	150	162
[4]	GS Mortgage Securities
	Trust 2014-GC18	3.467%	6/10/47	50	52
[4]	GS Mortgage Securities
	Trust 2014-GC18	3.862%	6/10/47	50	52
[4]	GS Mortgage Securities
	Trust 2014-GC24	3.931%	9/10/47	125	131
[4]	GS Mortgage Securities
	Trust 2014-GC24	4.640%	9/10/47	25	26
[4]	GS Mortgage Securities
	Trust 2014-GC26	2.902%	11/10/47	50	51
[4]	GS Mortgage Securities
	Trust 2014-GC26	3.365%	11/10/47	75	77
[4]	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	225	231
[4]	GS Mortgage Securities
	Trust 2014-GC26	3.964%	11/10/47	50	51
[4]	GS Mortgage Securities
	Trust 2014-GC26	4.215%	11/10/47	50	51
[4]	GS Mortgage Securities
	Trust 2015-GC28	3.396%	2/10/48	150	151
[4]	GS Mortgage Securities
	Trust 2015-GC30	2.726%	5/10/50	100	102
[4]	GS Mortgage Securities
	Trust 2015-GC30	3.382%	5/10/50	150	151
[4]	Honda Auto Receivables 2012-4
	Owner Trust	0.660%	12/18/18	125	125
[4]	Honda Auto Receivables 2013-1
	Owner Trust	0.480%	11/21/16	44	44
[4]	Honda Auto Receivables 2013-1
	Owner Trust	0.620%	3/21/19	109	109

[4]	Honda Auto Receivables 2013-2
	Owner Trust	0.530%	2/16/17	22	22
[4]	Honda Auto Receivables 2013-2
	Owner Trust	0.660%	6/17/19	38	38
[4]	Honda Auto Receivables 2013-4
	Owner Trust	0.690%	9/18/17	50	50
[4]	Honda Auto Receivables 2013-4
	Owner Trust	1.040%	2/18/20	50	50
[4]	Honda Auto Receivables 2014-1
	Owner Trust	0.670%	11/21/17	73	73
[4]	Honda Auto Receivables 2014-1
	Owner Trust	1.040%	2/21/20	36	36
[4]	Honda Auto Receivables 2014-2
	Owner Trust	0.770%	3/19/18	50	50
[4]	Honda Auto Receivables 2014-3
	Owner Trust	0.880%	6/15/18	100	100
[4]	Honda Auto Receivables 2014-3
	Owner Trust	1.310%	10/15/20	50	50
[4]	Honda Auto Receivables 2015-1
	Owner Trust	1.050%	10/15/18	100	100
[4]	Honda Auto Receivables 2015-1
	Owner Trust	1.320%	11/16/20	75	75
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.040%	2/21/19	75	75
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.470%	8/23/21	50	50
[4]	Huntington Auto Trust 2015-1	1.240%	9/16/19	125	125
[4]	Hyundai Auto Receivables
	Trust 2012-C	0.730%	6/15/18	75	75
[4]	Hyundai Auto Receivables Trust 2013-A	0.560%	7/17/17	28	28
[4]	Hyundai Auto Receivables Trust 2013-A	0.750%	9/17/18	115	115
[4]	Hyundai Auto Receivables Trust 2013-B	0.710%	9/15/17	64	64
[4]	Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	50	50
[4]	Hyundai Auto Receivables Trust 2013-C	1.010%	2/15/18	204	204
[4]	Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	60	61
[4]	Hyundai Auto Receivables Trust 2014-A	0.790%	7/16/18	54	54
[4]	Hyundai Auto Receivables Trust 2014-B	0.900%	12/17/18	100	100
[4]	Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	50	50
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2005-CIBC13	5.462%	1/12/43	50	51
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2005-LDP5	5.454%	12/15/44	105	106
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2005-LDP5	5.533%	12/15/44	35	36
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2006-CB17	5.429%	12/12/43	238	247
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2006-CIBC14	5.659%	12/12/44	75	76
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2006-CIBC16	5.593%	5/12/45	253	263
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2006-LDP7	6.100%	4/15/45	254	259
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2006-LDP7	6.100%	4/15/45	65	68
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2006-LDP8	5.440%	5/15/45	115	119
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-CIBC18	5.440%	6/12/47	236	247
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-CIBC20	5.794%	2/12/51	471	504
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-CIBC20	6.087%	2/12/51	75	81
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP11	5.961%	6/15/49	300	316
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C6	3.507%	5/15/45	225	235
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	150	150
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-CIBX	3.483%	6/15/45	176	184

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C10	3.143%	12/15/47	52	53
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C10	3.372%	12/15/47	39	39
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	58	58
[4]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2014-C20	2.872%	7/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	39	41
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.162%	7/15/45	26	27
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	40	42
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	100	107
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.409%	8/15/46	30	32
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	1.233%	11/15/45	18	18
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	90	93
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	10	11
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	65	70
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.420%	11/15/45	35	38
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	127	135
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	25	27
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.970%	2/15/47	30	33
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.046%	4/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.669%	4/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.997%	4/15/47	95	101
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	4.243%	4/15/47	50	53
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	4.110%	9/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.428%	8/15/47	30	31
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.775%	8/15/47	25	26
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C22	3.801%	9/15/47	175	182
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	3.934%	9/15/47	85	89
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	4.202%	9/15/47	50	53
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	2.940%	11/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.914%	11/15/47	75	77
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	3.672%	11/15/47	200	206
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	4.065%	11/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.019%	1/15/48	125	129
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	175	177
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.800%	1/15/48	50	51

[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.951%	1/15/48	50	50
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	2.734%	2/15/48	100	102
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.017%	2/15/48	110	110
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.179%	2/15/48	59	58
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	2.773%	10/15/48	125	127
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.227%	10/15/48	125	124
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.532%	10/15/48	50	49
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	2.921%	5/15/48	100	103
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.304%	5/15/48	57	58
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.611%	5/15/48	100	101
[4]	LB-UBS Commercial Mortgage
	Trust 2006-C1	5.217%	2/15/31	120	121
[4]	LB-UBS Commercial Mortgage
	Trust 2006-C3	5.661%	3/15/39	467	474
[4]	LB-UBS Commercial Mortgage
	Trust 2006-C6	5.372%	9/15/39	82	85
[4]	LB-UBS Commercial Mortgage
	Trust 2006-C6	5.413%	9/15/39	60	63
[4]	LB-UBS Commercial Mortgage
	Trust 2006-C7	5.378%	11/15/38	75	78
[4]	LB-UBS Commercial Mortgage
	Trust 2007-C1	5.424%	2/15/40	621	650
[4]	LB-UBS Commercial Mortgage
	Trust 2007-C2	5.430%	2/15/40	265	279
[4]	LB-UBS Commercial Mortgage
	Trust 2007-C7	5.866%	9/15/45	523	568
[4]	LB-UBS Commercial Mortgage
	Trust 2008-C1	6.321%	4/15/41	197	214
[4]	Mercedes-Benz Auto Lease
	Trust 2014-A	0.900%	12/16/19	75	75
[4]	Mercedes-Benz Auto Lease
	Trust 2015-A	1.210%	10/15/20	175	175
[4]	Mercedes-Benz Auto Receivables
	Trust 2013-1	0.780%	8/15/17	18	18
[4]	Mercedes-Benz Auto Receivables
	Trust 2013-1	1.130%	11/15/19	26	26
[4]	Mercedes-Benz Auto Receivables
	Trust 2014-1	0.870%	10/15/18	50	50
[4]	Merrill Lynch Mortgage Trust 2006-C1	5.865%	5/12/39	400	408
[4]	Merrill Lynch Mortgage Trust 2006-C1	5.865%	5/12/39	50	51
[4]	Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	125	130
[4]	Merrill Lynch Mortgage Trust 2007-C1	6.029%	6/12/50	750	790
[4]	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	363	391
[4]	ML-CFC Commercial Mortgage
	Trust 2006-2	6.059%	6/12/46	554	565
[4]	ML-CFC Commercial Mortgage
	Trust 2006-3	5.456%	7/12/46	85	89
[4]	ML-CFC Commercial Mortgage
	Trust 2006-4	5.204%	12/12/49	50	52
[4]	ML-CFC Commercial Mortgage
	Trust 2007-5	5.378%	8/12/48	427	447
[4]	ML-CFC Commercial Mortgage
	Trust 2007-7	5.810%	6/12/50	147	156
[4]	ML-CFC Commercial Mortgage
	Trust 2007-9	5.700%	9/12/49	125	133
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.362%	8/15/46	40	43
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.562%	8/15/46	20	21

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.001%	10/15/46	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	108
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	68
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	101
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	1.250%	2/15/47	81	81
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	2.916%	2/15/47	100	103
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	3.669%	2/15/47	100	104
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	106
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.804%	2/15/47	100	107
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.477%	6/15/47	25	26
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	105
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.483%	6/15/47	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.194%	10/15/47	100	104
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	4.595%	10/15/47	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.101%	12/15/47	125	130
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.326%	12/15/47	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	75	76
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.069%	2/15/48	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	200	199
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.040%	5/15/46	100	101
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.306%	5/15/46	75	75
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.883%	5/15/46	50	49
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	2.982%	7/15/50	75	77
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.398%	7/15/50	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	125	128
[4]	Morgan Stanley Capital I
	Trust 2005-TOP19	4.985%	6/12/47	75	75
[4]	Morgan Stanley Capital I
	Trust 2006-HQ10	5.328%	11/12/41	119	123
[4]	Morgan Stanley Capital I
	Trust 2006-HQ10	5.360%	11/12/41	200	209
[4]	Morgan Stanley Capital I
	Trust 2006-HQ8	5.650%	3/12/44	118	121
[4]	Morgan Stanley Capital I
	Trust 2006-HQ9	5.773%	7/12/44	125	130
[4]	Morgan Stanley Capital I
	Trust 2006-HQ9	5.793%	7/12/44	115	119

[4]	Morgan Stanley Capital I
	Trust 2006-IQ11	5.849%	10/15/42	20	20
[4]	Morgan Stanley Capital I
	Trust 2006-IQ11	5.849%	10/15/42	100	102
[4]	Morgan Stanley Capital I
	Trust 2006-IQ12	5.332%	12/15/43	181	188
[4]	Morgan Stanley Capital I
	Trust 2006-IQ12	5.370%	12/15/43	50	52
[4]	Morgan Stanley Capital I
	Trust 2006-TOP23	6.010%	8/12/41	50	52
[4]	Morgan Stanley Capital I
	Trust 2007-IQ14	5.692%	4/15/49	420	444
[4]	Morgan Stanley Capital I
	Trust 2007-IQ15	6.104%	6/11/49	261	279
[4]	Morgan Stanley Capital I
	Trust 2007-IQ16	5.809%	12/12/49	621	665
[4]	Morgan Stanley Capital I
	Trust 2007-IQ16	6.281%	12/12/49	125	137
[4]	Morgan Stanley Capital I
	Trust 2007-TOP25	5.544%	11/12/49	100	105
[4]	Morgan Stanley Capital I
	Trust 2007-TOP27	5.826%	6/11/42	299	320
[4]	Morgan Stanley Capital I
	Trust 2007-TOP27	5.826%	6/11/42	150	160
[4]	Morgan Stanley Capital I
	Trust 2008-TOP29	6.460%	1/11/43	424	465
[4]	Morgan Stanley Capital I
	Trust 2012-C4	3.244%	3/15/45	350	360
[4]	Morgan Stanley Capital I
	Trust 2012-C4	3.773%	3/15/45	75	78
[4]	Nissan Auto Lease Trust 2014-B	1.120%	9/15/17	50	50
[4]	Nissan Auto Receivables 2012-B
	Owner Trust	0.660%	12/17/18	115	115
[4]	Nissan Auto Receivables 2013-A
	Owner Trust	0.500%	5/15/17	43	43
[4]	Nissan Auto Receivables 2013-A
	Owner Trust	0.750%	7/15/19	275	275
[4]	Nissan Auto Receivables 2013-B
	Owner Trust	0.840%	11/15/17	40	40
[4]	Nissan Auto Receivables 2013-B
	Owner Trust	1.310%	10/15/19	40	40
[4]	Nissan Auto Receivables 2013-C
	Owner Trust	0.670%	8/15/18	47	47
[4]	Nissan Auto Receivables 2013-C
	Owner Trust	1.300%	6/15/20	25	25
[4]	Nissan Auto Receivables 2014-A
	Owner Trust	0.720%	8/15/18	50	50
[4]	Nissan Auto Receivables 2014-A
	Owner Trust	1.340%	8/17/20	75	75
[4]	Nissan Auto Receivables 2014-B
	Owner Trust	1.110%	5/15/19	50	50
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.050%	10/15/19	100	100
[4]	PSE&G Transition Funding LLC
	Series 2001-1	6.890%	12/15/17	217	222
[4]	Royal Bank of Canada	1.200%	9/19/18	300	300
[4]	Royal Bank of Canada	2.000%	10/1/19	400	405
	Royal Bank of Canada	1.875%	2/5/20	400	396
[4]	Santander Drive Auto Receivables
	Trust 2013-2	0.700%	9/15/17	17	17
[4]	Santander Drive Auto Receivables
	Trust 2013-3	0.700%	10/16/17	21	21
[4]	Santander Drive Auto Receivables
	Trust 2014-2	0.800%	4/16/18	25	25
[4]	Santander Drive Auto Receivables
	Trust 2014-4	1.080%	9/17/18	50	50
[4]	Synchrony Credit Card Master Note
	Trust 2014-1	1.610%	11/15/20	100	101
[4]	TIAA Seasoned Commercial Mortgage
	Trust 2007-C4	5.486%	8/15/39	70	70

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Toyota Auto Receivables 2012-A
	Owner Trust	0.990%	8/15/17	197	197
[4]	Toyota Auto Receivables 2013-A
	Owner Trust	0.550%	1/17/17	15	15
[4]	Toyota Auto Receivables 2013-A
	Owner Trust	0.690%	11/15/18	30	30
[4]	Toyota Auto Receivables 2014-A
	Owner Trust	0.670%	12/15/17	75	75
[4]	Toyota Auto Receivables 2014-A
	Owner Trust	1.180%	6/17/19	25	25
[4]	Toyota Auto Receivables 2014-B
	Owner Trust	0.760%	3/15/18	50	50
[4]	Toyota Auto Receivables 2014-B
	Owner Trust	1.310%	9/16/19	25	25
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.270%	5/15/19	175	175
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.740%	9/15/20	125	126
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C5	3.185%	3/10/46	104	105
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	75	76
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	25	25
[4]	USAA Auto Owner Trust 2014-1	0.580%	12/15/17	50	50
[4]	USAA Auto Owner Trust 2014-1	0.940%	5/15/19	25	25
[4]	Volkswagen Auto Lease Trust 2014-A	0.800%	4/20/17	25	25
[4]	Volkswagen Auto Lease Trust 2014-A	0.990%	7/20/18	25	25
[4]	Volkswagen Auto Loan Enhanced
	Trust 2012-1	1.150%	7/20/18	288	288
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-1	0.910%	10/22/18	75	75
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-1	1.450%	9/21/20	50	50
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	0.950%	4/22/19	150	150
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	1.390%	5/20/21	75	75
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C22	5.498%	12/15/44	50	50
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C25	5.896%	5/15/43	353	358
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C26	6.171%	6/15/45	34	35
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C30	5.342%	12/15/43	150	158
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C33	6.150%	2/15/51	130	137
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	70	70
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	2.819%	8/15/50	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	75	78
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	2.954%	12/15/47	100	103
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.271%	12/15/47	75	76
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	125	126
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.808%	12/15/47	75	76
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%	2/15/48	125	125
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	75	74
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.580%	2/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	275	272

[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.540%	5/15/48	175	177
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.872%	5/15/48	31	31
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%	6/15/48	125	128
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	175	180
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	2.978%	4/15/50	29	29
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.184%	4/15/50	225	221
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.719%	4/15/50	50	49
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NSX1	2.632%	5/15/48	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NSX1	2.934%	5/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NSX1	3.148%	5/15/48	50	49
[4]	WFRBS Commercial Mortgage
	Trust 2012-C6	3.440%	4/15/45	175	182
[4]	WFRBS Commercial Mortgage
	Trust 2012-C7	3.431%	6/15/45	125	129
[4]	WFRBS Commercial Mortgage
	Trust 2012-C7	4.090%	6/15/45	100	107
[4]	WFRBS Commercial Mortgage
	Trust 2012-C8	3.001%	8/15/45	75	76
[4]	WFRBS Commercial Mortgage
	Trust 2012-C9	2.870%	11/15/45	140	140
[4]	WFRBS Commercial Mortgage
	Trust 2013-C11	3.071%	3/15/45	94	95
[4]	WFRBS Commercial Mortgage
	Trust 2013-C12	3.198%	3/15/48	39	40
[4]	WFRBS Commercial Mortgage
	Trust 2013-C12	3.560%	3/15/48	18	18
[4]	WFRBS Commercial Mortgage
	Trust 2013-C13	3.001%	5/15/45	76	76
[4]	WFRBS Commercial Mortgage
	Trust 2013-C13	3.345%	5/15/45	15	15
[4]	WFRBS Commercial Mortgage
	Trust 2013-C14	3.337%	6/15/46	150	153
[4]	WFRBS Commercial Mortgage
	Trust 2013-C14	3.488%	6/15/46	75	76
[4]	WFRBS Commercial Mortgage
	Trust 2013-C15	3.720%	8/15/46	20	21
[4]	WFRBS Commercial Mortgage
	Trust 2013-C15	4.153%	8/15/46	100	108
[4]	WFRBS Commercial Mortgage
	Trust 2013-C15	4.358%	8/15/46	20	22
[4]	WFRBS Commercial Mortgage
	Trust 2013-C16	3.223%	9/15/46	50	52
[4]	WFRBS Commercial Mortgage
	Trust 2013-C16	3.963%	9/15/46	30	32
[4]	WFRBS Commercial Mortgage
	Trust 2013-C16	4.415%	9/15/46	30	33
[4]	WFRBS Commercial Mortgage
	Trust 2013-C16	4.668%	9/15/46	50	55
[4]	WFRBS Commercial Mortgage
	Trust 2013-C17	2.921%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage
	Trust 2013-C17	3.558%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage
	Trust 2013-C17	4.023%	12/15/46	25	27
[4]	WFRBS Commercial Mortgage
	Trust 2013-C17	4.255%	12/15/46	25	27
[4]	WFRBS Commercial Mortgage
	Trust 2013-C17	4.788%	12/15/46	25	27
[4]	WFRBS Commercial Mortgage
	Trust 2014-C19	1.233%	3/15/47	20	20

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	WFRBS Commercial Mortgage
	Trust 2014-C19	3.618%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage
	Trust 2014-C19	3.660%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage
	Trust 2014-C19	4.101%	3/15/47	50	53
[4]	WFRBS Commercial Mortgage
	Trust 2014-C19	4.723%	3/15/47	25	27
[4]	WFRBS Commercial Mortgage
	Trust 2014-C20	3.036%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage
	Trust 2014-C20	3.638%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage
	Trust 2014-C20	3.995%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage
	Trust 2014-C20	4.176%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage
	Trust 2014-C21	3.678%	8/15/47	75	78
[4]	WFRBS Commercial Mortgage
	Trust 2014-C22	3.752%	9/15/57	150	156
[4]	WFRBS Commercial Mortgage
	Trust 2014-C22	4.371%	9/15/57	25	26
[4]	WFRBS Commercial Mortgage
	Trust 2014-C23	3.636%	10/15/57	76	80
[4]	WFRBS Commercial Mortgage
	Trust 2014-C23	3.917%	10/15/57	50	53
[4]	WFRBS Commercial Mortgage
	Trust 2014-C24	3.428%	11/15/47	65	67
[4]	WFRBS Commercial Mortgage
	Trust 2014-C24	3.607%	11/15/47	65	67
[4]	WFRBS Commercial Mortgage
	Trust 2014-LC14	1.193%	3/15/47	40	39
[4]	WFRBS Commercial Mortgage
	Trust 2014-LC14	2.862%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage
	Trust 2014-LC14	3.522%	3/15/47	60	63
[4]	WFRBS Commercial Mortgage
	Trust 2014-LC14	4.045%	3/15/47	140	149
[4]	WFRBS Commercial Mortgage
	Trust 2014-LC14	4.351%	3/15/47	60	64
[4]	World Omni Auto Receivables
	Trust 2012-B	0.810%	1/15/19	77	77
[4]	World Omni Auto Receivables
	Trust 2013-B	0.830%	8/15/18	50	50
[4]	World Omni Auto Receivables
	Trust 2013-B	1.320%	1/15/20	25	25
[4]	World Omni Auto Receivables
	Trust 2014-A	0.940%	4/15/19	50	50
[4]	World Omni Auto Receivables
	Trust 2014-A	1.530%	6/15/20	50	50
[4]	World Omni Auto Receivables
	Trust 2014-B	1.140%	1/15/20	75	75
[4]	World Omni Automobile Lease
	Securitization Trust 2013-A	1.100%	12/15/16	100	100
[4]	World Omni Automobile Lease
	Securitization Trust 2014-A	1.160%	9/15/17	50	50
[4]	World Omni Automobile Lease
	Securitization Trust 2014-A	1.370%	1/15/20	25	25
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $84,596)					86,639
Corporate Bonds (26.5%)
Finance (8.5%)
	Banking (5.9%)
	Abbey National Treasury Services plc	1.375%	3/13/17	200	200
	Abbey National Treasury Services plc	3.050%	8/23/18	150	155
	Abbey National Treasury Services plc	2.350%	9/10/19	175	175
	Abbey National Treasury Services plc	2.375%	3/16/20	300	299
	Abbey National Treasury Services plc	4.000%	3/13/24	150	155
	American Express Centurion Bank	5.950%	6/12/17	50	54
	American Express Centurion Bank	6.000%	9/13/17	625	683

	American Express Co.	5.500%	9/12/16	100	105
	American Express Co.	6.150%	8/28/17	261	286
	American Express Co.	7.000%	3/19/18	650	737
	American Express Co.	3.625%	12/5/24	150	146
	American Express Co.	4.050%	12/3/42	67	62
[4]	American Express Co.	6.800%	9/1/66	200	205
	American Express Credit Corp.	2.800%	9/19/16	215	220
	American Express Credit Corp.	2.375%	3/24/17	250	255
	American Express Credit Corp.	2.250%	8/15/19	1,000	1,000
	American Express Credit Corp.	2.375%	5/26/20	300	297
	Associates Corp. of North America	6.950%	11/1/18	250	288
	Australia & New Zealand Banking
	Group Ltd.	0.900%	2/12/16	275	275
	Australia & New Zealand Banking
	Group Ltd.	1.250%	1/10/17	240	241
	Bank of America Corp.	6.050%	5/16/16	225	234
	Bank of America Corp.	3.750%	7/12/16	700	718
	Bank of America Corp.	6.500%	8/1/16	375	395
	Bank of America Corp.	5.750%	8/15/16	100	104
	Bank of America Corp.	5.625%	10/14/16	650	685
	Bank of America Corp.	1.350%	11/21/16	125	125
	Bank of America Corp.	5.420%	3/15/17	125	132
	Bank of America Corp.	5.700%	5/2/17	300	321
	Bank of America Corp.	6.400%	8/28/17	400	439
	Bank of America Corp.	6.000%	9/1/17	325	354
	Bank of America Corp.	5.750%	12/1/17	325	354
	Bank of America Corp.	2.000%	1/11/18	475	476
	Bank of America Corp.	6.875%	4/25/18	1,875	2,118
	Bank of America Corp.	5.650%	5/1/18	900	989
	Bank of America Corp.	1.750%	6/5/18	300	300
	Bank of America Corp.	6.500%	7/15/18	75	84
	Bank of America Corp.	2.600%	1/15/19	1,225	1,237
	Bank of America Corp.	2.650%	4/1/19	400	405
	Bank of America Corp.	7.625%	6/1/19	300	357
	Bank of America Corp.	2.250%	4/21/20	500	489
	Bank of America Corp.	5.625%	7/1/20	350	394
	Bank of America Corp.	5.700%	1/24/22	125	142
	Bank of America Corp.	3.300%	1/11/23	650	639
	Bank of America Corp.	4.100%	7/24/23	300	306
	Bank of America Corp.	4.125%	1/22/24	325	332
	Bank of America Corp.	4.000%	4/1/24	725	737
	Bank of America Corp.	4.200%	8/26/24	475	471
	Bank of America Corp.	4.000%	1/22/25	425	413
	Bank of America Corp.	3.950%	4/21/25	500	480
	Bank of America Corp.	4.250%	10/22/26	350	342
	Bank of America Corp.	6.110%	1/29/37	400	447
	Bank of America Corp.	7.750%	5/14/38	270	359
	Bank of America Corp.	5.875%	2/7/42	225	257
	Bank of America Corp.	5.000%	1/21/44	600	619
	Bank of America Corp.	4.875%	4/1/44	300	304
	Bank of America Corp.	4.750%	4/21/45	100	92
	Bank of America NA	1.125%	11/14/16	250	250
	Bank of America NA	5.300%	3/15/17	625	661
	Bank of America NA	6.100%	6/15/17	500	540
	Bank of Montreal	1.300%	7/15/16	375	377
	Bank of Montreal	2.500%	1/11/17	350	358
	Bank of Montreal	1.300%	7/14/17	100	100
	Bank of Montreal	1.400%	4/10/18	250	248
	Bank of Montreal	2.375%	1/25/19	150	152
	Bank of Montreal	2.550%	11/6/22	150	147
	Bank of New York Mellon Corp.	1.300%	1/25/18	125	124
	Bank of New York Mellon Corp.	2.100%	1/15/19	250	251
	Bank of New York Mellon Corp.	2.200%	5/15/19	275	276
	Bank of New York Mellon Corp.	5.450%	5/15/19	200	223
	Bank of New York Mellon Corp.	2.300%	9/11/19	500	499
	Bank of New York Mellon Corp.	3.550%	9/23/21	300	313
	Bank of New York Mellon Corp.	3.250%	9/11/24	150	149
	Bank of New York Mellon Corp.	3.000%	2/24/25	250	241
	Bank of Nova Scotia	1.375%	7/15/16	575	579
	Bank of Nova Scotia	1.100%	12/13/16	150	150
	Bank of Nova Scotia	2.550%	1/12/17	150	153

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Bank of Nova Scotia	1.250%	4/11/17	170	170
Bank of Nova Scotia	1.300%	7/21/17	100	100
Bank of Nova Scotia	1.375%	12/18/17	100	100
Bank of Nova Scotia	1.700%	6/11/18	200	200
Bank of Nova Scotia	2.050%	10/30/18	450	458
Bank of Nova Scotia	1.850%	4/14/20	450	445
Bank of Nova Scotia	2.800%	7/21/21	150	151
Barclays Bank plc	5.000%	9/22/16	425	445
Barclays Bank plc	2.500%	2/20/19	950	955
Barclays Bank plc	3.750%	5/15/24	350	351
Barclays plc	2.000%	3/16/18	250	249
Barclays plc	2.750%	11/8/19	100	100
Barclays plc	2.875%	6/8/20	250	247
Barclays plc	4.375%	9/11/24	200	192
Barclays plc	3.650%	3/16/25	350	332
BB&T Corp.	2.150%	3/22/17	175	178
BB&T Corp.	4.900%	6/30/17	75	79
BB&T Corp.	1.450%	1/12/18	250	249
BB&T Corp.	6.850%	4/30/19	400	467
BB&T Corp.	5.250%	11/1/19	100	110
BB&T Corp.	2.450%	1/15/20	130	130
BBVA US Senior SAU	4.664%	10/9/15	400	404
Bear Stearns Cos. LLC	5.550%	1/22/17	150	159
Bear Stearns Cos. LLC	6.400%	10/2/17	400	440
Bear Stearns Cos. LLC	7.250%	2/1/18	525	595
BNP Paribas SA	1.250%	12/12/16	250	250
BNP Paribas SA	2.375%	9/14/17	600	609
BNP Paribas SA	2.700%	8/20/18	425	435
BNP Paribas SA	2.400%	12/12/18	225	228
BNP Paribas SA	2.450%	3/17/19	75	76
BNP Paribas SA	2.375%	5/21/20	250	247
BNP Paribas SA	5.000%	1/15/21	475	525
BPCE SA	1.625%	2/10/17	200	201
BPCE SA	2.500%	12/10/18	175	178
BPCE SA	2.500%	7/15/19	250	252
BPCE SA	2.250%	1/27/20	125	124
BPCE SA	4.000%	4/15/24	325	332
Branch Banking & Trust Co.	5.625%	9/15/16	175	184
Branch Banking & Trust Co.	1.350%	10/1/17	100	100
Canadian Imperial Bank of Commerce	1.350%	7/18/16	100	101
Capital One Bank USA NA	1.150%	11/21/16	300	298
Capital One Bank USA NA	1.300%	6/5/17	250	248
Capital One Bank USA NA	2.150%	11/21/18	100	99
Capital One Bank USA NA	2.300%	6/5/19	400	397
Capital One Bank USA NA	8.800%	7/15/19	350	429
Capital One Bank USA NA	3.375%	2/15/23	235	228
Capital One Financial Corp.	3.150%	7/15/16	250	254
Capital One Financial Corp.	6.150%	9/1/16	125	132
Capital One Financial Corp.	5.250%	2/21/17	50	53
Capital One Financial Corp.	6.750%	9/15/17	50	55
Capital One Financial Corp.	2.450%	4/24/19	200	200
Capital One Financial Corp.	4.750%	7/15/21	50	54
Capital One Financial Corp.	3.500%	6/15/23	27	27
Capital One Financial Corp.	3.750%	4/24/24	175	173
Capital One NA	1.650%	2/5/18	400	397
Capital One NA	2.400%	9/5/19	100	99
[4,7] Citicorp Lease Pass-Through
Trust 1999-1	8.040%	12/15/19	500	602
Citigroup Inc.	4.450%	1/10/17	300	313
Citigroup Inc.	1.550%	8/14/17	150	150
Citigroup Inc.	6.000%	8/15/17	176	192
Citigroup Inc.	6.125%	11/21/17	825	907
Citigroup Inc.	1.800%	2/5/18	225	224
Citigroup Inc.	6.125%	5/15/18	789	878
Citigroup Inc.	2.500%	9/26/18	675	682
Citigroup Inc.	2.550%	4/8/19	1,000	1,008
Citigroup Inc.	8.500%	5/22/19	300	366
Citigroup Inc.	2.400%	2/18/20	250	247
Citigroup Inc.	5.375%	8/9/20	150	168
Citigroup Inc.	4.500%	1/14/22	575	616
Citigroup Inc.	4.050%	7/30/22	300	307

	Citigroup Inc.	3.500%	5/15/23	500	486
	Citigroup Inc.	3.875%	10/25/23	500	509
	Citigroup Inc.	4.000%	8/5/24	200	197
	Citigroup Inc.	3.875%	3/26/25	100	96
	Citigroup Inc.	3.300%	4/27/25	250	240
	Citigroup Inc.	4.400%	6/10/25	1,500	1,488
	Citigroup Inc.	5.500%	9/13/25	75	81
	Citigroup Inc.	6.625%	6/15/32	100	118
	Citigroup Inc.	6.125%	8/25/36	75	85
	Citigroup Inc.	8.125%	7/15/39	575	818
	Citigroup Inc.	5.300%	5/6/44	875	883
	Citizens Bank NA	1.600%	12/4/17	100	100
	Citizens Bank NA	2.450%	12/4/19	100	99
	Comerica Bank	5.750%	11/21/16	225	240
	Comerica Bank	5.200%	8/22/17	75	80
	Commonwealth Bank of Australia	1.400%	9/8/17	100	100
	Commonwealth Bank of Australia	1.900%	9/18/17	250	253
	Commonwealth Bank of Australia	1.625%	3/12/18	750	751
	Commonwealth Bank of Australia	2.300%	9/6/19	100	100
	Compass Bank	1.850%	9/29/17	100	100
	Compass Bank	6.400%	10/1/17	75	82
	Compass Bank	2.750%	9/29/19	100	99
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	250	258
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	325	326
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	500	503
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.250%	1/14/20	750	746
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	950	1,038
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	525	545
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	125	125
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	175	182
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.375%	5/21/25	275	269
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	100	108
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	250	275
	Countrywide Financial Corp.	6.250%	5/15/16	125	130
	Credit Suisse	1.375%	5/26/17	450	449
	Credit Suisse	6.000%	2/15/18	100	110
	Credit Suisse	1.700%	4/27/18	350	348
	Credit Suisse	2.300%	5/28/19	400	399
	Credit Suisse	5.300%	8/13/19	175	195
	Credit Suisse	5.400%	1/14/20	325	357
	Credit Suisse	4.375%	8/5/20	10	11
	Credit Suisse	3.000%	10/29/21	600	593
	Credit Suisse	3.625%	9/9/24	650	644
[7]	Credit Suisse Group Funding
	Guernsey Ltd.	2.750%	3/26/20	250	246
[7]	Credit Suisse Group Funding
	Guernsey Ltd.	3.750%	3/26/25	250	239
[7]	Credit Suisse Group Funding
	Guernsey Ltd.	4.875%	5/15/45	375	358
	Deutsche Bank AG	1.400%	2/13/17	275	274
	Deutsche Bank AG	1.350%	5/30/17	225	223
	Deutsche Bank AG	6.000%	9/1/17	800	869
	Deutsche Bank AG	1.875%	2/13/18	250	250
	Deutsche Bank AG	2.500%	2/13/19	150	151
	Deutsche Bank AG	3.700%	5/30/24	225	222
	Deutsche Bank AG	4.500%	4/1/25	100	95
[4]	Deutsche Bank AG	4.296%	5/24/28	275	259
	Discover Bank	3.200%	8/9/21	100	98
	Discover Bank	4.200%	8/8/23	300	303
	Discover Financial Services	3.850%	11/21/22	200	198

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Discover Financial Services	3.950%	11/6/24	375	365
Discover Financial Services	3.750%	3/4/25	100	95
Fifth Third Bancorp	3.500%	3/15/22	125	127
Fifth Third Bancorp	4.300%	1/16/24	275	283
Fifth Third Bancorp	8.250%	3/1/38	225	321
Fifth Third Bank	0.900%	2/26/16	225	225
First Niagara Financial Group Inc.	6.750%	3/19/20	50	55
FirstMerit Bank NA	4.270%	11/25/26	150	151
FirstMerit Corp.	4.350%	2/4/23	50	51
Goldman Sachs Capital I	6.345%	2/15/34	225	261
Goldman Sachs Group Inc.	5.750%	10/1/16	250	264
Goldman Sachs Group Inc.	5.625%	1/15/17	450	477
Goldman Sachs Group Inc.	6.250%	9/1/17	475	520
Goldman Sachs Group Inc.	5.950%	1/18/18	825	904
Goldman Sachs Group Inc.	2.375%	1/22/18	450	456
Goldman Sachs Group Inc.	6.150%	4/1/18	200	222
Goldman Sachs Group Inc.	2.900%	7/19/18	575	588
Goldman Sachs Group Inc.	2.625%	1/31/19	850	857
Goldman Sachs Group Inc.	7.500%	2/15/19	75	88
Goldman Sachs Group Inc.	2.550%	10/23/19	1,200	1,198
Goldman Sachs Group Inc.	5.375%	3/15/20	475	528
Goldman Sachs Group Inc.	2.600%	4/23/20	300	298
Goldman Sachs Group Inc.	6.000%	6/15/20	480	552
Goldman Sachs Group Inc.	5.250%	7/27/21	475	527
Goldman Sachs Group Inc.	5.750%	1/24/22	1,175	1,331
Goldman Sachs Group Inc.	3.625%	1/22/23	375	374
Goldman Sachs Group Inc.	4.000%	3/3/24	575	582
Goldman Sachs Group Inc.	3.850%	7/8/24	175	174
Goldman Sachs Group Inc.	3.500%	1/23/25	400	386
Goldman Sachs Group Inc.	3.750%	5/22/25	250	245
Goldman Sachs Group Inc.	5.950%	1/15/27	400	447
Goldman Sachs Group Inc.	6.125%	2/15/33	125	148
Goldman Sachs Group Inc.	6.450%	5/1/36	225	253
Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,141
Goldman Sachs Group Inc.	6.250%	2/1/41	675	797
Goldman Sachs Group Inc.	4.800%	7/8/44	250	245
Goldman Sachs Group Inc.	5.150%	5/22/45	350	336
HSBC Bank USA NA	4.875%	8/24/20	250	277
HSBC Bank USA NA	5.625%	8/15/35	250	282
HSBC Bank USA NA	7.000%	1/15/39	250	323
HSBC Holdings plc	5.100%	4/5/21	625	696
HSBC Holdings plc	4.875%	1/14/22	225	247
HSBC Holdings plc	4.000%	3/30/22	225	235
HSBC Holdings plc	4.250%	3/14/24	250	252
HSBC Holdings plc	7.625%	5/17/32	100	129
HSBC Holdings plc	7.350%	11/27/32	100	125
HSBC Holdings plc	6.500%	5/2/36	500	593
HSBC Holdings plc	6.500%	9/15/37	550	652
HSBC Holdings plc	6.800%	6/1/38	200	247
HSBC Holdings plc	5.250%	3/14/44	250	258
HSBC USA Inc.	1.500%	11/13/17	375	374
HSBC USA Inc.	1.625%	1/16/18	455	454
HSBC USA Inc.	2.625%	9/24/18	50	51
HSBC USA Inc.	2.375%	11/13/19	300	299
HSBC USA Inc.	2.350%	3/5/20	275	272
HSBC USA Inc.	5.000%	9/27/20	300	330
HSBC USA Inc.	3.500%	6/23/24	100	100
Huntington Bancshares Inc.	2.600%	8/2/18	50	51
Huntington Bancshares Inc.	7.000%	12/15/20	25	30
Huntington National Bank	1.300%	11/20/16	100	100
Huntington National Bank	1.375%	4/24/17	200	199
Huntington National Bank	2.000%	6/30/18	250	250
Huntington National Bank	2.400%	4/1/20	150	148
Intesa Sanpaolo SPA	2.375%	1/13/17	175	176
Intesa Sanpaolo SPA	3.875%	1/16/18	200	206
Intesa Sanpaolo SPA	3.875%	1/15/19	185	190
Intesa Sanpaolo SPA	5.250%	1/12/24	225	242
JPMorgan Chase & Co.	3.150%	7/5/16	525	536
JPMorgan Chase & Co.	1.350%	2/15/17	400	400
JPMorgan Chase & Co.	6.125%	6/27/17	75	81
JPMorgan Chase & Co.	2.000%	8/15/17	325	328

JPMorgan Chase & Co.	6.000%	1/15/18	1,075	1,183
JPMorgan Chase & Co.	1.800%	1/25/18	300	300
JPMorgan Chase & Co.	1.700%	3/1/18	450	448
JPMorgan Chase & Co.	1.625%	5/15/18	775	769
JPMorgan Chase & Co.	2.350%	1/28/19	300	301
JPMorgan Chase & Co.	6.300%	4/23/19	825	942
JPMorgan Chase & Co.	2.200%	10/22/19	900	891
JPMorgan Chase & Co.	2.250%	1/23/20	650	639
JPMorgan Chase & Co.	2.750%	6/23/20	350	349
JPMorgan Chase & Co.	4.400%	7/22/20	575	618
JPMorgan Chase & Co.	4.250%	10/15/20	250	267
JPMorgan Chase & Co.	4.625%	5/10/21	250	270
JPMorgan Chase & Co.	4.350%	8/15/21	205	219
JPMorgan Chase & Co.	4.500%	1/24/22	25	27
JPMorgan Chase & Co.	3.250%	9/23/22	750	744
JPMorgan Chase & Co.	3.200%	1/25/23	750	739
JPMorgan Chase & Co.	3.375%	5/1/23	300	290
JPMorgan Chase & Co.	3.875%	9/10/24	500	489
JPMorgan Chase & Co.	3.125%	1/23/25	500	473
JPMorgan Chase & Co.	4.125%	12/15/26	450	442
JPMorgan Chase & Co.	6.400%	5/15/38	950	1,171
JPMorgan Chase & Co.	5.500%	10/15/40	250	278
JPMorgan Chase & Co.	5.600%	7/15/41	450	508
JPMorgan Chase & Co.	5.400%	1/6/42	150	165
JPMorgan Chase & Co.	5.625%	8/16/43	300	320
JPMorgan Chase & Co.	4.850%	2/1/44	175	179
JPMorgan Chase & Co.	4.950%	6/1/45	100	97
JPMorgan Chase Bank NA	6.000%	10/1/17	1,075	1,171
KeyBank NA	5.450%	3/3/16	150	154
KeyBank NA	1.650%	2/1/18	75	75
KeyBank NA	1.700%	6/1/18	250	249
KeyBank NA	2.500%	12/15/19	100	100
KeyBank NA	2.250%	3/16/20	250	248
KeyBank NA	3.300%	6/1/25	125	121
KeyCorp	2.300%	12/13/18	125	126
KeyCorp	5.100%	3/24/21	25	28
Lloyds Bank plc	4.200%	3/28/17	75	79
Lloyds Bank plc	1.750%	3/16/18	75	75
Lloyds Bank plc	1.750%	5/14/18	100	100
Lloyds Bank plc	2.300%	11/27/18	225	228
Lloyds Bank plc	2.350%	9/5/19	425	424
Lloyds Bank plc	2.400%	3/17/20	50	50
Lloyds Bank plc	6.375%	1/21/21	175	207
Lloyds Bank plc	3.500%	5/14/25	225	221
Manufacturers & Traders Trust Co.	6.625%	12/4/17	200	223
Manufacturers & Traders Trust Co.	2.300%	1/30/19	550	554
Manufacturers & Traders Trust Co.	2.250%	7/25/19	100	100
Manufacturers & Traders Trust Co.	2.100%	2/6/20	175	172
[4,6] Manufacturers & Traders Trust Co.	5.585%	12/28/20	150	153
Manufacturers & Traders Trust Co.	2.900%	2/6/25	425	401
Morgan Stanley	5.750%	10/18/16	375	396
Morgan Stanley	5.450%	1/9/17	575	609
Morgan Stanley	4.750%	3/22/17	255	269
Morgan Stanley	5.550%	4/27/17	50	54
Morgan Stanley	5.950%	12/28/17	375	412
Morgan Stanley	1.875%	1/5/18	400	401
Morgan Stanley	6.625%	4/1/18	450	505
Morgan Stanley	2.125%	4/25/18	425	428
Morgan Stanley	2.200%	12/7/18	250	252
Morgan Stanley	2.500%	1/24/19	150	151
Morgan Stanley	7.300%	5/13/19	525	617
Morgan Stanley	2.375%	7/23/19	400	397
Morgan Stanley	5.625%	9/23/19	800	895
Morgan Stanley	5.500%	1/26/20	275	306
Morgan Stanley	2.650%	1/27/20	250	249
Morgan Stanley	2.800%	6/16/20	400	399
Morgan Stanley	5.500%	7/24/20	175	196
Morgan Stanley	5.750%	1/25/21	250	284
Morgan Stanley	5.500%	7/28/21	75	84
Morgan Stanley	4.875%	11/1/22	425	449
Morgan Stanley	3.750%	2/25/23	675	682

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Morgan Stanley	4.100%	5/22/23	350	350
Morgan Stanley	3.875%	4/29/24	525	528
Morgan Stanley	3.700%	10/23/24	650	645
Morgan Stanley	5.000%	11/24/25	300	313
Morgan Stanley	6.250%	8/9/26	450	537
Morgan Stanley	4.350%	9/8/26	225	220
Morgan Stanley	3.950%	4/23/27	350	328
Morgan Stanley	7.250%	4/1/32	150	198
Morgan Stanley	6.375%	7/24/42	325	394
Morgan Stanley	4.300%	1/27/45	500	460
MUFG Americas Holdings Corp.	1.625%	2/9/18	200	199
MUFG Americas Holdings Corp.	2.250%	2/10/20	200	197
MUFG Americas Holdings Corp.	3.500%	6/18/22	175	177
MUFG Americas Holdings Corp.	3.000%	2/10/25	100	94
MUFG Union Bank NA	5.950%	5/11/16	100	104
MUFG Union Bank NA	2.125%	6/16/17	50	51
MUFG Union Bank NA	2.625%	9/26/18	125	127
MUFG Union Bank NA	2.250%	5/6/19	300	300
Murray Street Investment Trust I	4.647%	3/9/17	275	289
National Australia Bank Ltd.	2.750%	3/9/17	175	180
National Australia Bank Ltd.	2.300%	7/25/18	175	178
National Australia Bank Ltd.	3.000%	1/20/23	250	247
National Bank of Canada	1.450%	11/7/17	100	100
National City Corp.	6.875%	5/15/19	100	116
Northern Trust Corp.	3.450%	11/4/20	100	106
Northern Trust Corp.	3.375%	8/23/21	100	104
Northern Trust Corp.	3.950%	10/30/25	150	155
People’s United Bank	4.000%	7/15/24	100	99
People’s United Financial Inc.	3.650%	12/6/22	100	99
PNC Bank NA	4.875%	9/21/17	775	827
PNC Bank NA	6.000%	12/7/17	100	110
PNC Bank NA	1.500%	2/23/18	100	100
PNC Bank NA	1.600%	6/1/18	150	150
PNC Bank NA	2.250%	7/2/19	600	599
PNC Bank NA	2.400%	10/18/19	75	75
PNC Bank NA	2.300%	6/1/20	150	149
PNC Bank NA	3.300%	10/30/24	200	196
PNC Bank NA	2.950%	2/23/25	150	144
PNC Bank NA	3.250%	6/1/25	100	97
PNC Financial Services Group Inc.	3.900%	4/29/24	625	630
PNC Funding Corp.	5.625%	2/1/17	75	80
PNC Funding Corp.	6.700%	6/10/19	25	29
PNC Funding Corp.	5.125%	2/8/20	150	168
PNC Funding Corp.	4.375%	8/11/20	475	516
PNC Funding Corp.	3.300%	3/8/22	500	507
Regions Bank	6.450%	6/26/37	250	294
Regions Financial Corp.	2.000%	5/15/18	285	284
Royal Bank of Canada	2.875%	4/19/16	150	152
Royal Bank of Canada	1.200%	1/23/17	285	286
Royal Bank of Canada	1.000%	4/27/17	500	499
Royal Bank of Canada	1.250%	6/16/17	150	151
Royal Bank of Canada	1.400%	10/13/17	200	201
Royal Bank of Canada	2.200%	7/27/18	375	381
Royal Bank of Canada	2.200%	9/23/19	225	227
Royal Bank of Scotland Group plc	1.875%	3/31/17	100	99
Royal Bank of Scotland Group plc	6.400%	10/21/19	450	500
Royal Bank of Scotland plc	5.625%	8/24/20	150	169
Royal Bank of Scotland plc	6.125%	1/11/21	200	230
Santander Bank NA	2.000%	1/12/18	250	250
Santander Bank NA	8.750%	5/30/18	75	87
Santander Holdings USA Inc.	3.450%	8/27/18	50	52
Societe Generale SA	2.750%	10/12/17	225	231
Societe Generale SA	2.625%	10/1/18	125	127
State Street Corp.	4.956%	3/15/18	275	295
State Street Corp.	1.350%	5/15/18	275	273
State Street Corp.	3.100%	5/15/23	150	146
State Street Corp.	3.700%	11/20/23	83	85
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	475	478
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	150	152
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	250	250
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	249

Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	104
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	261
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	250
SunTrust Bank	7.250%	3/15/18	75	85
SunTrust Banks Inc.	3.500%	1/20/17	350	360
SunTrust Banks Inc.	6.000%	9/11/17	50	55
SunTrust Banks Inc.	2.350%	11/1/18	40	40
SunTrust Banks Inc.	2.500%	5/1/19	300	302
SVB Financial Group	3.500%	1/29/25	100	96
Svenska Handelsbanken AB	2.875%	4/4/17	475	489
Svenska Handelsbanken AB	2.500%	1/25/19	225	229
Svenska Handelsbanken AB	2.250%	6/17/19	225	226
Synchrony Financial	2.700%	2/3/20	425	419
Synchrony Financial	4.250%	8/15/24	250	249
Toronto-Dominion Bank	2.500%	7/14/16	120	122
Toronto-Dominion Bank	2.375%	10/19/16	250	256
Toronto-Dominion Bank	1.125%	5/2/17	150	150
Toronto-Dominion Bank	1.625%	3/13/18	750	754
Toronto-Dominion Bank	1.400%	4/30/18	250	250
Toronto-Dominion Bank	2.625%	9/10/18	300	309
Toronto-Dominion Bank	2.125%	7/2/19	100	100
Toronto-Dominion Bank	2.250%	11/5/19	500	503
UBS AG	1.375%	6/1/17	225	224
UBS AG	7.375%	6/15/17	200	220
UBS AG	5.875%	12/20/17	425	467
UBS AG	5.750%	4/25/18	575	636
UBS AG	2.375%	8/14/19	400	398
UBS AG	2.350%	3/26/20	350	347
UBS AG	4.875%	8/4/20	300	331
US Bancorp	1.950%	11/15/18	325	327
US Bancorp	2.200%	4/25/19	100	101
US Bancorp	4.125%	5/24/21	250	270
US Bancorp	3.000%	3/15/22	125	125
US Bancorp	2.950%	7/15/22	400	393
US Bancorp	3.600%	9/11/24	50	50
US Bank NA	1.375%	9/11/17	175	175
US Bank NA	2.125%	10/28/19	1,000	1,000
US Bank NA	2.800%	1/27/25	500	476
Vesey Street Investment Trust I	4.404%	9/1/16	25	26
Wachovia Bank NA	6.000%	11/15/17	200	220
Wachovia Bank NA	5.850%	2/1/37	300	357
Wachovia Corp.	5.625%	10/15/16	125	132
Wachovia Corp.	5.750%	6/15/17	425	462
Wachovia Corp.	5.750%	2/1/18	300	331
Wachovia Corp.	6.605%	10/1/25	500	603
Wells Fargo & Co.	2.625%	12/15/16	350	358
Wells Fargo & Co.	2.100%	5/8/17	150	153
Wells Fargo & Co.	1.150%	6/2/17	400	399
Wells Fargo & Co.	1.400%	9/8/17	675	676
Wells Fargo & Co.	5.625%	12/11/17	575	631
Wells Fargo & Co.	1.500%	1/16/18	25	25
Wells Fargo & Co.	2.150%	1/15/19	250	251
Wells Fargo & Co.	2.125%	4/22/19	500	501
Wells Fargo & Co.	4.600%	4/1/21	1,325	1,450
Wells Fargo & Co.	3.500%	3/8/22	450	460
Wells Fargo & Co.	3.300%	9/9/24	400	394
Wells Fargo & Co.	3.000%	2/19/25	100	95
Wells Fargo & Co.	4.100%	6/3/26	500	499
Wells Fargo & Co.	5.375%	2/7/35	200	223
Wells Fargo & Co.	5.375%	11/2/43	300	317
Wells Fargo & Co.	5.606%	1/15/44	600	653
Wells Fargo & Co.	4.650%	11/4/44	325	311
Wells Fargo & Co.	3.900%	5/1/45	500	448
Wells Fargo Bank NA	5.950%	8/26/36	200	238
Wells Fargo Bank NA	6.600%	1/15/38	225	291
Westpac Banking Corp.	1.200%	5/19/17	600	602
Westpac Banking Corp.	1.500%	12/1/17	200	200
Westpac Banking Corp.	1.600%	1/12/18	200	200
Westpac Banking Corp.	2.250%	7/30/18	325	330
Westpac Banking Corp.	2.250%	1/17/19	225	228
Westpac Banking Corp.	4.875%	11/19/19	250	277

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Brokerage (0.2%)
Affiliated Managers Group Inc.	4.250%	2/15/24	100	101
Affiliated Managers Group Inc.	3.500%	8/1/25	250	241
Ameriprise Financial Inc.	5.300%	3/15/20	125	141
Ameriprise Financial Inc.	4.000%	10/15/23	125	130
Ameriprise Financial Inc.	3.700%	10/15/24	100	101
Apollo Investment Corp.	5.250%	3/3/25	50	49
BGC Partners Inc.	5.375%	12/9/19	50	52
BlackRock Inc.	6.250%	9/15/17	100	111
BlackRock Inc.	5.000%	12/10/19	160	178
BlackRock Inc.	4.250%	5/24/21	125	137
BlackRock Inc.	3.375%	6/1/22	125	128
BlackRock Inc.	3.500%	3/18/24	225	228
Brookfield Asset Management Inc.	4.000%	1/15/25	100	99
Brookfield Asset Management Inc.	7.375%	3/1/33	50	60
Charles Schwab Corp.	3.225%	9/1/22	300	302
CME Group Inc.	3.000%	9/15/22	125	125
CME Group Inc.	3.000%	3/15/25	125	121
CME Group Inc.	5.300%	9/15/43	125	138
Eaton Vance Corp.	3.625%	6/15/23	50	50
Franklin Resources Inc.	1.375%	9/15/17	50	50
Franklin Resources Inc.	4.625%	5/20/20	50	55
Franklin Resources Inc.	2.800%	9/15/22	225	221
Intercontinental Exchange Inc.	2.500%	10/15/18	25	26
Intercontinental Exchange Inc.	4.000%	10/15/23	125	130
Invesco Finance plc	3.125%	11/30/22	175	173
Invesco Finance plc	4.000%	1/30/24	100	103
Invesco Finance plc	5.375%	11/30/43	75	82
Jefferies Group LLC	5.125%	4/13/18	150	159
Jefferies Group LLC	8.500%	7/15/19	25	30
Jefferies Group LLC	6.875%	4/15/21	155	178
Jefferies Group LLC	5.125%	1/20/23	100	103
Jefferies Group LLC	6.450%	6/8/27	50	54
Jefferies Group LLC	6.250%	1/15/36	75	74
Jefferies Group LLC	6.500%	1/20/43	75	73
Lazard Group LLC	6.850%	6/15/17	17	19
Lazard Group LLC	3.750%	2/13/25	50	47
Legg Mason Inc.	2.700%	7/15/19	50	50
Legg Mason Inc.	5.625%	1/15/44	100	103
Leucadia National Corp.	5.500%	10/18/23	150	153
Leucadia National Corp.	6.625%	10/23/43	25	24
NASDAQ OMX Group Inc.	5.550%	1/15/20	175	193
NASDAQ OMX Group Inc.	4.250%	6/1/24	75	77
Nomura Holdings Inc.	2.000%	9/13/16	250	251
Nomura Holdings Inc.	2.750%	3/19/19	250	252
Nomura Holdings Inc.	6.700%	3/4/20	200	234
Raymond James Financial Inc.	4.250%	4/15/16	50	51
Stifel Financial Corp.	4.250%	7/18/24	50	49
TD Ameritrade Holding Corp.	5.600%	12/1/19	50	57
TD Ameritrade Holding Corp.	2.950%	4/1/22	150	148
TD Ameritrade Holding Corp.	3.625%	4/1/25	100	101

Finance Companies (0.5%)
Air Lease Corp.	5.625%	4/1/17	175	185
Air Lease Corp.	2.125%	1/15/18	75	74
Air Lease Corp.	3.375%	1/15/19	125	127
Air Lease Corp.	4.750%	3/1/20	75	80
Air Lease Corp.	3.875%	4/1/21	75	76
Air Lease Corp.	3.750%	2/1/22	125	124
Air Lease Corp.	4.250%	9/15/24	75	75
Ares Capital Corp.	4.875%	11/30/18	125	131
Ares Capital Corp.	3.875%	1/15/20	100	101
Block Financial LLC	5.500%	11/1/22	75	81
FS Investment Corp.	4.000%	7/15/19	75	76
FS Investment Corp.	4.750%	5/15/22	50	49
GATX Corp.	3.500%	7/15/16	50	51
GATX Corp.	1.250%	3/4/17	50	50
GATX Corp.	2.375%	7/30/18	40	40
GATX Corp.	2.500%	7/30/19	50	50
GATX Corp.	4.750%	6/15/22	100	106
GATX Corp.	3.250%	3/30/25	125	118

	GATX Corp.	4.500%	3/30/45	50	46
[4]	GE Capital Trust I	6.375%	11/15/67	130	138
	General Electric Capital Corp.	1.500%	7/12/16	200	202
	General Electric Capital Corp.	3.350%	10/17/16	200	206
	General Electric Capital Corp.	5.400%	2/15/17	240	257
	General Electric Capital Corp.	2.300%	4/27/17	325	331
	General Electric Capital Corp.	1.250%	5/15/17	150	150
	General Electric Capital Corp.	5.625%	9/15/17	485	528
	General Electric Capital Corp.	1.600%	11/20/17	175	176
	General Electric Capital Corp.	1.625%	4/2/18	250	251
	General Electric Capital Corp.	5.625%	5/1/18	640	709
	General Electric Capital Corp.	2.300%	1/14/19	150	152
	General Electric Capital Corp.	6.000%	8/7/19	325	373
	General Electric Capital Corp.	2.100%	12/11/19	25	25
	General Electric Capital Corp.	5.500%	1/8/20	475	538
	General Electric Capital Corp.	2.200%	1/9/20	575	573
	General Electric Capital Corp.	5.550%	5/4/20	375	427
	General Electric Capital Corp.	4.375%	9/16/20	445	483
	General Electric Capital Corp.	4.625%	1/7/21	350	383
	General Electric Capital Corp.	5.300%	2/11/21	600	674
	General Electric Capital Corp.	4.650%	10/17/21	775	848
	General Electric Capital Corp.	3.150%	9/7/22	350	350
	General Electric Capital Corp.	3.100%	1/9/23	400	399
	General Electric Capital Corp.	3.450%	5/15/24	160	162
	General Electric Capital Corp.	6.750%	3/15/32	800	1,038
	General Electric Capital Corp.	6.150%	8/7/37	475	588
	General Electric Capital Corp.	5.875%	1/14/38	1,150	1,368
	General Electric Capital Corp.	6.875%	1/10/39	725	965
[4]	General Electric Capital Corp.	6.375%	11/15/67	280	301
	HSBC Finance Corp.	6.676%	1/15/21	465	538
[7]	International Lease Finance Corp.	6.750%	9/1/16	200	210
[7]	International Lease Finance Corp.	7.125%	9/1/18	200	222
	Prospect Capital Corp.	5.000%	7/15/19	50	52
	Prospect Capital Corp.	5.875%	3/15/23	40	40

	Insurance (1.2%)
	ACE Capital Trust II	9.700%	4/1/30	50	74
	ACE INA Holdings Inc.	5.700%	2/15/17	100	107
	ACE INA Holdings Inc.	5.800%	3/15/18	25	28
	ACE INA Holdings Inc.	5.900%	6/15/19	25	28
	ACE INA Holdings Inc.	2.700%	3/13/23	125	121
	ACE INA Holdings Inc.	3.350%	5/15/24	100	100
	ACE INA Holdings Inc.	3.150%	3/15/25	250	244
	ACE INA Holdings Inc.	4.150%	3/13/43	100	95
	AEGON Funding Co. LLC	5.750%	12/15/20	331	377
	Aetna Inc.	1.500%	11/15/17	75	75
	Aetna Inc.	2.750%	11/15/22	200	188
	Aetna Inc.	3.500%	11/15/24	275	270
	Aetna Inc.	6.625%	6/15/36	250	309
	Aetna Inc.	6.750%	12/15/37	100	125
	Aetna Inc.	4.500%	5/15/42	75	70
	Aetna Inc.	4.125%	11/15/42	75	66
	Aflac Inc.	2.650%	2/15/17	125	128
	Aflac Inc.	2.400%	3/16/20	250	251
	Aflac Inc.	4.000%	2/15/22	50	53
	Aflac Inc.	3.625%	6/15/23	125	127
	Aflac Inc.	3.625%	11/15/24	250	250
	Aflac Inc.	6.900%	12/17/39	25	32
	Alleghany Corp.	5.625%	9/15/20	100	111
	Alleghany Corp.	4.900%	9/15/44	100	96
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	75	80
	Allstate Corp.	5.550%	5/9/35	75	88
	Allstate Corp.	4.500%	6/15/43	50	50
[4]	Allstate Corp.	5.750%	8/15/53	75	79
[4]	Allstate Corp.	6.125%	5/15/67	125	131
[4]	Allstate Corp.	6.500%	5/15/67	100	113
	Alterra Finance LLC	6.250%	9/30/20	55	63
	American Financial Group Inc.	9.875%	6/15/19	50	63
	American International Group Inc.	5.600%	10/18/16	325	343
	American International Group Inc.	5.850%	1/16/18	125	138
	American International Group Inc.	3.375%	8/15/20	125	129

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	American International Group Inc.	6.400%	12/15/20	385	456
	American International Group Inc.	4.875%	6/1/22	100	110
	American International Group Inc.	4.125%	2/15/24	300	311
	American International Group Inc.	3.875%	1/15/35	500	450
	American International Group Inc.	6.250%	5/1/36	475	560
	American International Group Inc.	4.500%	7/16/44	150	143
[4]	American International Group Inc.	8.175%	5/15/68	100	131
[4]	American International Group Inc.	6.250%	3/15/87	100	111
	Anthem Inc.	1.250%	9/10/15	100	100
	Anthem Inc.	5.875%	6/15/17	25	27
	Anthem Inc.	1.875%	1/15/18	125	125
	Anthem Inc.	3.125%	5/15/22	75	73
	Anthem Inc.	3.300%	1/15/23	125	120
	Anthem Inc.	5.950%	12/15/34	425	457
	Anthem Inc.	5.850%	1/15/36	225	240
	Anthem Inc.	6.375%	6/15/37	50	57
	Anthem Inc.	4.625%	5/15/42	175	159
	Anthem Inc.	5.100%	1/15/44	100	97
	Anthem Inc.	4.650%	8/15/44	100	92
	Anthem Inc.	4.850%	8/15/54	200	187
	Aon Corp.	5.000%	9/30/20	200	220
	Aon Corp.	8.205%	1/1/27	25	32
	Aon Corp.	6.250%	9/30/40	100	121
	Aon plc	3.500%	6/14/24	100	98
	Aon plc	4.450%	5/24/43	50	46
	Aon plc	4.600%	6/14/44	175	167
	Arch Capital Group Ltd.	7.350%	5/1/34	75	97
	Arch Capital Group US Inc.	5.144%	11/1/43	50	51
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	300	330
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	225	230
	Assurant Inc.	4.000%	3/15/23	100	100
	Assurant Inc.	6.750%	2/15/34	50	59
	AXA SA	8.600%	12/15/30	375	504
	Axis Specialty Finance LLC	5.875%	6/1/20	75	85
	AXIS Specialty Finance plc	5.150%	4/1/45	25	25
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	25	25
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	150	152
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	550	610
	Berkshire Hathaway Finance Corp.	2.000%	8/15/18	50	51
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	50	51
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	136
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	151
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	87
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	150	145
	Berkshire Hathaway Inc.	2.200%	8/15/16	525	533
	Berkshire Hathaway Inc.	3.000%	2/11/23	225	226
	Berkshire Hathaway Inc.	4.500%	2/11/43	150	150
	Brown & Brown Inc.	4.200%	9/15/24	100	99
	Chubb Corp.	5.750%	5/15/18	50	56
	Chubb Corp.	6.000%	5/11/37	125	153
	Chubb Corp.	6.500%	5/15/38	50	65
[4]	Chubb Corp.	6.375%	3/29/67	325	341
	Cigna Corp.	5.125%	6/15/20	150	169
	Cigna Corp.	4.375%	12/15/20	75	81
	Cigna Corp.	4.000%	2/15/22	75	77
	Cigna Corp.	7.875%	5/15/27	50	67
	Cigna Corp.	6.150%	11/15/36	275	318
	Cigna Corp.	5.875%	3/15/41	50	57
	Cigna Corp.	5.375%	2/15/42	75	80
	Cincinnati Financial Corp.	6.125%	11/1/34	150	171
	CNA Financial Corp.	6.500%	8/15/16	175	185
	CNA Financial Corp.	7.350%	11/15/19	25	30
	CNA Financial Corp.	5.875%	8/15/20	75	85
	CNA Financial Corp.	5.750%	8/15/21	75	86
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	88
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	95
	First American Financial Corp.	4.300%	2/1/23	300	298
	First American Financial Corp.	4.600%	11/15/24	100	101
	Hartford Financial Services Group Inc.	5.500%	10/15/16	125	132
	Hartford Financial Services Group Inc.	5.375%	3/15/17	100	107
	Hartford Financial Services Group Inc.	6.300%	3/15/18	134	149

	Hartford Financial Services Group Inc.	6.000%	1/15/19	25	28
	Hartford Financial Services Group Inc.	5.125%	4/15/22	25	28
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	57
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	166
	HCC Insurance Holdings Inc.	6.300%	11/15/19	100	114
	Humana Inc.	7.200%	6/15/18	200	229
	Humana Inc.	3.850%	10/1/24	150	151
	Humana Inc.	8.150%	6/15/38	175	244
	Humana Inc.	4.950%	10/1/44	100	99
	Infinity Property & Casualty Corp.	5.000%	9/19/22	50	52
	Kemper Corp.	4.350%	2/15/25	125	124
	Lincoln National Corp.	8.750%	7/1/19	75	92
	Lincoln National Corp.	6.250%	2/15/20	25	29
	Lincoln National Corp.	4.200%	3/15/22	175	183
	Lincoln National Corp.	6.150%	4/7/36	150	172
	Lincoln National Corp.	7.000%	6/15/40	100	125
	Loews Corp.	2.625%	5/15/23	75	71
	Loews Corp.	6.000%	2/1/35	50	58
	Loews Corp.	4.125%	5/15/43	175	158
	Manulife Financial Corp.	4.900%	9/17/20	275	305
	Markel Corp.	7.125%	9/30/19	50	58
	Markel Corp.	4.900%	7/1/22	125	134
	Markel Corp.	5.000%	3/30/43	50	49
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	500	497
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	326
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	100
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	99
	MetLife Inc.	1.756%	12/15/17	100	101
	MetLife Inc.	1.903%	12/15/17	90	91
	MetLife Inc.	6.817%	8/15/18	25	29
	MetLife Inc.	7.717%	2/15/19	50	60
	MetLife Inc.	4.750%	2/8/21	700	772
	MetLife Inc.	3.048%	12/15/22	100	99
	MetLife Inc.	3.600%	4/10/24	375	378
	MetLife Inc.	3.000%	3/1/25	250	238
	MetLife Inc.	6.500%	12/15/32	175	217
	MetLife Inc.	6.375%	6/15/34	100	123
	MetLife Inc.	5.700%	6/15/35	200	232
	MetLife Inc.	5.875%	2/6/41	25	29
	MetLife Inc.	4.875%	11/13/43	250	259
	MetLife Inc.	4.721%	12/15/44	63	63
[4]	MetLife Inc.	6.400%	12/15/66	200	219
	Old Republic International Corp.	4.875%	10/1/24	125	129
	OneBeacon US Holdings Inc.	4.600%	11/9/22	50	51
	PartnerRe Finance B LLC	5.500%	6/1/20	100	112
	Primerica Inc.	4.750%	7/15/22	25	27
	Principal Financial Group Inc.	1.850%	11/15/17	25	25
	Principal Financial Group Inc.	3.300%	9/15/22	200	199
	Principal Financial Group Inc.	3.125%	5/15/23	100	97
	Principal Financial Group Inc.	6.050%	10/15/36	100	115
	Principal Financial Group Inc.	4.625%	9/15/42	50	48
	Principal Financial Group Inc.	4.350%	5/15/43	50	46
[4]	Principal Financial Group Inc.	4.700%	5/15/55	100	100
	ProAssurance Corp.	5.300%	11/15/23	50	53
	Progressive Corp.	3.750%	8/23/21	75	80
	Progressive Corp.	6.625%	3/1/29	125	159
	Progressive Corp.	4.350%	4/25/44	50	49
[4]	Progressive Corp.	6.700%	6/15/67	125	130
	Protective Life Corp.	8.450%	10/15/39	25	35
	Prudential Financial Inc.	5.500%	3/15/16	65	67
	Prudential Financial Inc.	6.000%	12/1/17	250	276
	Prudential Financial Inc.	2.300%	8/15/18	25	25
	Prudential Financial Inc.	5.375%	6/21/20	425	478
	Prudential Financial Inc.	5.750%	7/15/33	50	56
	Prudential Financial Inc.	5.400%	6/13/35	100	108
	Prudential Financial Inc.	5.900%	3/17/36	375	421
	Prudential Financial Inc.	6.625%	6/21/40	400	489
[4]	Prudential Financial Inc.	5.875%	9/15/42	100	106
[4]	Prudential Financial Inc.	5.625%	6/15/43	375	388
	Prudential Financial Inc.	5.100%	8/15/43	50	51
[4]	Prudential Financial Inc.	5.375%	5/15/45	250	246

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Reinsurance Group of America Inc.	4.700%	9/15/23	125	133
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	50	63
	Torchmark Corp.	6.375%	6/15/16	100	105
	Transatlantic Holdings Inc.	8.000%	11/30/39	175	231
	Travelers Cos. Inc.	5.750%	12/15/17	250	276
	Travelers Cos. Inc.	5.900%	6/2/19	650	742
	Travelers Cos. Inc.	3.900%	11/1/20	125	134
	Travelers Cos. Inc.	6.250%	6/15/37	150	188
	Trinity Acquisition plc	4.625%	8/15/23	175	178
	Trinity Acquisition plc	6.125%	8/15/43	75	79
	UnitedHealth Group Inc.	6.000%	6/15/17	150	163
	UnitedHealth Group Inc.	1.400%	10/15/17	100	100
	UnitedHealth Group Inc.	6.000%	2/15/18	400	444
	UnitedHealth Group Inc.	1.625%	3/15/19	275	272
	UnitedHealth Group Inc.	2.300%	12/15/19	125	125
	UnitedHealth Group Inc.	3.375%	11/15/21	100	103
	UnitedHealth Group Inc.	2.875%	12/15/21	125	124
	UnitedHealth Group Inc.	2.750%	2/15/23	175	167
	UnitedHealth Group Inc.	6.500%	6/15/37	50	63
	UnitedHealth Group Inc.	6.625%	11/15/37	125	160
	UnitedHealth Group Inc.	6.875%	2/15/38	320	419
	UnitedHealth Group Inc.	4.625%	11/15/41	75	75
	UnitedHealth Group Inc.	4.375%	3/15/42	50	48
	UnitedHealth Group Inc.	3.950%	10/15/42	175	158
	UnitedHealth Group Inc.	4.250%	3/15/43	175	164
	Unum Group	7.125%	9/30/16	100	107
	Unum Group	5.625%	9/15/20	50	56
	Unum Group	5.750%	8/15/42	25	27
	Validus Holdings Ltd.	8.875%	1/26/40	75	96
	Voya Financial Inc.	2.900%	2/15/18	75	77
	Voya Financial Inc.	5.500%	7/15/22	25	28
	Voya Financial Inc.	5.700%	7/15/43	100	113
	WR Berkley Corp.	5.375%	9/15/20	25	28
	XLIT Ltd.	5.750%	10/1/21	105	120
	XLIT Ltd.	4.450%	3/31/25	100	99
	XLIT Ltd.	6.250%	5/15/27	125	146
	XLIT Ltd.	5.500%	3/31/45	100	94
[4]	XLIT Ltd.	6.500%	10/29/49	200	171

	Other Finance (0.0%)
	XTRA Finance Corp.	5.150%	4/1/17	375	400

	Real Estate Investment Trusts (0.7%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	100	99
	Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	131
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	100
	American Campus Communities
	Operating Partnership LP	4.125%	7/1/24	100	100
	AvalonBay Communities Inc.	5.750%	9/15/16	50	53
	AvalonBay Communities Inc.	2.850%	3/15/23	25	24
	AvalonBay Communities Inc.	4.200%	12/15/23	75	78
	AvalonBay Communities Inc.	3.450%	6/1/25	375	368
	BioMed Realty LP	2.625%	5/1/19	100	99
	BioMed Realty LP	4.250%	7/15/22	50	51
	Boston Properties LP	5.625%	11/15/20	225	257
	Boston Properties LP	4.125%	5/15/21	75	79
	Boston Properties LP	3.850%	2/1/23	225	230
	Boston Properties LP	3.125%	9/1/23	275	267
	Brandywine Operating Partnership LP	4.950%	4/15/18	250	266
	Brandywine Operating Partnership LP	4.100%	10/1/24	100	98
	Brandywine Operating Partnership LP	4.550%	10/1/29	100	99
	Brixmor Operating Partnership LP	3.850%	2/1/25	650	624
	Camden Property Trust	2.950%	12/15/22	125	119
	Camden Property Trust	4.250%	1/15/24	300	309
	CBL & Associates LP	5.250%	12/1/23	100	103
	CBL & Associates LP	4.600%	10/15/24	100	98
	Columbia Property Trust Operating
	Partnership LP	4.150%	4/1/25	250	249
	Corporate Office Properties LP	3.600%	5/15/23	150	137
	CubeSmart LP	4.375%	12/15/23	100	104
	DCT Industrial Operating Partnership LP	4.500%	10/15/23	50	51

	DDR Corp.	4.750%	4/15/18	25	27
	DDR Corp.	3.500%	1/15/21	75	76
	DDR Corp.	4.625%	7/15/22	200	210
	DDR Corp.	3.375%	5/15/23	275	262
	DDR Corp.	3.625%	2/1/25	200	191
	Digital Realty Trust LP	5.250%	3/15/21	225	244
	Digital Realty Trust LP	3.950%	7/1/22	250	249
	Digital Realty Trust LP	3.625%	10/1/22	575	559
	Duke Realty LP	5.950%	2/15/17	80	86
	EPR Properties	5.750%	8/15/22	25	27
	EPR Properties	5.250%	7/15/23	125	131
	EPR Properties	4.500%	4/1/25	50	49
	Equity Commonwealth	5.875%	9/15/20	100	109
	ERP Operating LP	5.375%	8/1/16	50	52
	ERP Operating LP	5.750%	6/15/17	25	27
	ERP Operating LP	4.625%	12/15/21	215	234
	ERP Operating LP	3.000%	4/15/23	125	122
	ERP Operating LP	3.375%	6/1/25	125	122
	ERP Operating LP	4.500%	7/1/44	150	146
	ERP Operating LP	4.500%	6/1/45	125	121
	Essex Portfolio LP	5.500%	3/15/17	75	80
	Essex Portfolio LP	3.375%	1/15/23	175	172
	Essex Portfolio LP	3.250%	5/1/23	25	24
	Essex Portfolio LP	3.500%	4/1/25	100	97
	Excel Trust LP	4.625%	5/15/24	25	24
	Federal Realty Investment Trust	3.000%	8/1/22	75	74
	Federal Realty Investment Trust	2.750%	6/1/23	25	24
	Federal Realty Investment Trust	4.500%	12/1/44	300	294
	HCP Inc.	6.300%	9/15/16	100	106
	HCP Inc.	6.700%	1/30/18	50	56
	HCP Inc.	3.750%	2/1/19	50	52
	HCP Inc.	2.625%	2/1/20	375	370
	HCP Inc.	5.375%	2/1/21	25	28
	HCP Inc.	3.150%	8/1/22	75	72
	HCP Inc.	4.250%	11/15/23	150	151
	HCP Inc.	3.400%	2/1/25	75	70
	HCP Inc.	6.750%	2/1/41	100	121
	Health Care REIT Inc.	4.700%	9/15/17	25	27
	Health Care REIT Inc.	2.250%	3/15/18	200	201
	Health Care REIT Inc.	4.125%	4/1/19	200	211
	Health Care REIT Inc.	4.950%	1/15/21	75	82
	Health Care REIT Inc.	5.250%	1/15/22	100	109
	Health Care REIT Inc.	3.750%	3/15/23	175	173
	Health Care REIT Inc.	4.000%	6/1/25	200	197
	Health Care REIT Inc.	6.500%	3/15/41	25	29
	Health Care REIT Inc.	5.125%	3/15/43	75	74
	Healthcare Realty Trust Inc.	3.750%	4/15/23	50	49
	Healthcare Realty Trust Inc.	3.875%	5/1/25	125	120
	Healthcare Trust of America
	Holdings LP	3.375%	7/15/21	100	100
	Healthcare Trust of America
	Holdings LP	3.700%	4/15/23	25	24
	Highwoods Realty LP	3.200%	6/15/21	400	397
	Hospitality Properties Trust	6.700%	1/15/18	250	271
	Kilroy Realty LP	4.800%	7/15/18	125	133
	Kilroy Realty LP	3.800%	1/15/23	200	199
	Kimco Realty Corp.	5.700%	5/1/17	250	269
	Kimco Realty Corp.	6.875%	10/1/19	50	58
	Kimco Realty Corp.	3.125%	6/1/23	25	24
	Liberty Property LP	5.500%	12/15/16	50	53
	Liberty Property LP	3.375%	6/15/23	50	48
	Liberty Property LP	3.750%	4/1/25	325	314
	Mack-Cali Realty LP	7.750%	8/15/19	100	115
	Mack-Cali Realty LP	4.500%	4/18/22	75	74
	Mid-America Apartments LP	4.300%	10/15/23	150	155
	Mid-America Apartments LP	3.750%	6/15/24	50	50
	National Retail Properties Inc.	6.875%	10/15/17	275	305
	National Retail Properties Inc.	3.800%	10/15/22	200	203
	Omega Healthcare Investors Inc.	6.750%	10/15/22	150	157
	Omega Healthcare Investors Inc.	4.950%	4/1/24	100	103
[7]	Omega Healthcare Investors Inc.	4.500%	1/15/25	100	98

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[7]	Omega Healthcare Investors Inc.	4.500%	4/1/27	300	286
	Piedmont Operating Partnership LP	3.400%	6/1/23	50	47
	Piedmont Operating Partnership LP	4.450%	3/15/24	300	299
	Post Apartment Homes LP	3.375%	12/1/22	50	48
	ProLogis LP	4.500%	8/15/17	25	26
	ProLogis LP	2.750%	2/15/19	150	152
	ProLogis LP	6.875%	3/15/20	200	232
	Realty Income Corp.	2.000%	1/31/18	50	50
	Realty Income Corp.	6.750%	8/15/19	200	231
	Realty Income Corp.	5.750%	1/15/21	200	225
	Realty Income Corp.	3.250%	10/15/22	50	49
	Regency Centers LP	3.750%	6/15/24	150	149
	Retail Opportunity Investments Corp.	5.000%	12/15/23	25	26
	Retail Properties of America Inc.	4.000%	3/15/25	125	121
	Select Income REIT	2.850%	2/1/18	50	51
	Select Income REIT	4.150%	2/1/22	100	99
	Select Income REIT	4.500%	2/1/25	50	48
	Senior Housing Properties Trust	3.250%	5/1/19	100	100
	Senior Housing Properties Trust	4.750%	5/1/24	100	100
	Simon Property Group LP	5.250%	12/1/16	250	261
	Simon Property Group LP	2.150%	9/15/17	75	76
	Simon Property Group LP	6.125%	5/30/18	225	253
	Simon Property Group LP	2.200%	2/1/19	575	581
	Simon Property Group LP	5.650%	2/1/20	75	85
	Simon Property Group LP	4.375%	3/1/21	125	135
	Simon Property Group LP	3.375%	3/15/22	100	102
	Simon Property Group LP	2.750%	2/1/23	25	24
	Simon Property Group LP	3.750%	2/1/24	150	153
	Simon Property Group LP	4.750%	3/15/42	75	77
	Tanger Properties LP	3.875%	12/1/23	25	25
	UDR Inc.	4.250%	6/1/18	125	133
	UDR Inc.	3.700%	10/1/20	25	26
	UDR Inc.	4.625%	1/10/22	50	53
	Ventas Realty LP	1.550%	9/26/16	75	75
	Ventas Realty LP	3.750%	5/1/24	200	197
	Ventas Realty LP	5.700%	9/30/43	75	81
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	100	101
	Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	150	158
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	125	136
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	193
[7]	Washington Prime Group LP	3.850%	4/1/20	50	51
	Washington REIT	4.950%	10/1/20	25	27
	Washington REIT	3.950%	10/15/22	75	74
	Weingarten Realty Investors	3.375%	10/15/22	25	24
	Weingarten Realty Investors	3.500%	4/15/23	100	98
	WP Carey Inc.	4.600%	4/1/24	100	100
	WP Carey Inc.	4.000%	2/1/25	50	48
					233,507
Industrial (16.0%)
	Basic Industry (1.3%)
	Agrium Inc.	6.750%	1/15/19	200	227
	Agrium Inc.	3.500%	6/1/23	299	292
	Agrium Inc.	3.375%	3/15/25	250	239
	Agrium Inc.	4.125%	3/15/35	500	450
	Agrium Inc.	6.125%	1/15/41	25	29
	Agrium Inc.	4.900%	6/1/43	50	48
	Agrium Inc.	5.250%	1/15/45	200	203
	Air Products & Chemicals Inc.	2.000%	8/2/16	125	127
	Air Products & Chemicals Inc.	1.200%	10/15/17	100	100
	Air Products & Chemicals Inc.	3.000%	11/3/21	75	76
	Air Products & Chemicals Inc.	2.750%	2/3/23	50	49
	Air Products & Chemicals Inc.	3.350%	7/31/24	75	75
	Airgas Inc.	3.650%	7/15/24	100	100
	Albemarle Corp.	3.000%	12/1/19	75	75
	Albemarle Corp.	4.500%	12/15/20	25	27
	Albemarle Corp.	4.150%	12/1/24	75	75
	Albemarle Corp.	5.450%	12/1/44	75	75
	Barrick Gold Corp.	6.950%	4/1/19	175	202
	Barrick Gold Corp.	3.850%	4/1/22	200	195
	Barrick Gold Corp.	4.100%	5/1/23	500	482

Barrick North America Finance LLC	6.800%	9/15/18	175	198
Barrick North America Finance LLC	4.400%	5/30/21	125	128
Barrick North America Finance LLC	5.700%	5/30/41	450	414
Barrick North America Finance LLC	5.750%	5/1/43	100	97
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	150	152
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	375	379
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	100	108
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	150	152
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	200	231
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	25	25
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	225	221
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	100	103
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	137
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	675	696
Cabot Corp.	2.550%	1/15/18	150	153
Carpenter Technology Corp.	5.200%	7/15/21	125	134
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	27
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	78
CF Industries Inc.	6.875%	5/1/18	275	308
CF Industries Inc.	7.125%	5/1/20	380	448
CF Industries Inc.	4.950%	6/1/43	125	116
Domtar Corp.	6.250%	9/1/42	25	25
Domtar Corp.	6.750%	2/15/44	100	106
Dow Chemical Co.	2.500%	2/15/16	75	76
Dow Chemical Co.	5.700%	5/15/18	25	28
Dow Chemical Co.	8.550%	5/15/19	325	397
Dow Chemical Co.	4.250%	11/15/20	125	133
Dow Chemical Co.	4.125%	11/15/21	100	105
Dow Chemical Co.	3.500%	10/1/24	50	49
Dow Chemical Co.	7.375%	11/1/29	25	32
Dow Chemical Co.	4.250%	10/1/34	50	47
Dow Chemical Co.	9.400%	5/15/39	350	525
Dow Chemical Co.	5.250%	11/15/41	100	102
Eastman Chemical Co.	2.400%	6/1/17	75	76
Eastman Chemical Co.	5.500%	11/15/19	175	195
Eastman Chemical Co.	2.700%	1/15/20	350	349
Eastman Chemical Co.	4.500%	1/15/21	75	81
Eastman Chemical Co.	3.600%	8/15/22	100	101
Eastman Chemical Co.	4.800%	9/1/42	225	217
Eastman Chemical Co.	4.650%	10/15/44	150	140
Ecolab Inc.	3.000%	12/8/16	50	51
Ecolab Inc.	1.450%	12/8/17	225	223
Ecolab Inc.	1.550%	1/12/18	100	100
Ecolab Inc.	4.350%	12/8/21	200	215
Ecolab Inc.	5.500%	12/8/41	150	163
EI du Pont de Nemours & Co.	5.250%	12/15/16	14	15
EI du Pont de Nemours & Co.	6.000%	7/15/18	275	309
EI du Pont de Nemours & Co.	4.625%	1/15/20	400	439
EI du Pont de Nemours & Co.	2.800%	2/15/23	125	121
EI du Pont de Nemours & Co.	6.500%	1/15/28	100	123
EI du Pont de Nemours & Co.	4.150%	2/15/43	175	167
FMC Corp.	3.950%	2/1/22	50	51
FMC Corp.	4.100%	2/1/24	250	259
Freeport-McMoRan Inc.	2.150%	3/1/17	50	50
Freeport-McMoRan Inc.	2.375%	3/15/18	165	164
Freeport-McMoRan Inc.	3.550%	3/1/22	550	508
Freeport-McMoRan Inc.	3.875%	3/15/23	210	190
Freeport-McMoRan Inc.	5.400%	11/14/34	250	215
Freeport-McMoRan Inc.	5.450%	3/15/43	225	187
Georgia-Pacific LLC	8.000%	1/15/24	250	322
Georgia-Pacific LLC	7.375%	12/1/25	100	128
Georgia-Pacific LLC	8.875%	5/15/31	250	360
Glencore Canada Corp.	5.500%	6/15/17	200	212
Goldcorp Inc.	2.125%	3/15/18	200	201
Goldcorp Inc.	3.700%	3/15/23	200	193
Goldcorp Inc.	5.450%	6/9/44	100	96
International Paper Co.	7.500%	8/15/21	450	554
International Paper Co.	3.650%	6/15/24	100	98
International Paper Co.	3.800%	1/15/26	75	74
International Paper Co.	5.000%	9/15/35	100	98
International Paper Co.	7.300%	11/15/39	100	120

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
International Paper Co.	4.800%	6/15/44	200	185
International Paper Co.	5.150%	5/15/46	200	192
Kinross Gold Corp.	5.125%	9/1/21	75	75
Kinross Gold Corp.	5.950%	3/15/24	100	95
Kinross Gold Corp.	6.875%	9/1/41	50	45
LyondellBasell Industries NV	5.000%	4/15/19	550	596
LyondellBasell Industries NV	6.000%	11/15/21	175	200
LyondellBasell Industries NV	5.750%	4/15/24	175	199
LyondellBasell Industries NV	4.625%	2/26/55	250	220
Monsanto Co.	2.125%	7/15/19	100	99
Monsanto Co.	2.750%	7/15/21	200	195
Monsanto Co.	4.200%	7/15/34	100	92
Monsanto Co.	5.875%	4/15/38	325	358
Monsanto Co.	4.400%	7/15/44	250	223
Monsanto Co.	3.950%	4/15/45	200	166
Monsanto Co.	4.700%	7/15/64	300	258
Mosaic Co.	3.750%	11/15/21	150	155
Mosaic Co.	4.250%	11/15/23	450	462
Mosaic Co.	5.450%	11/15/33	100	106
Mosaic Co.	5.625%	11/15/43	100	107
Newmont Mining Corp.	3.500%	3/15/22	400	381
Newmont Mining Corp.	5.875%	4/1/35	100	97
Newmont Mining Corp.	4.875%	3/15/42	250	209
Nucor Corp.	5.750%	12/1/17	25	27
Nucor Corp.	5.850%	6/1/18	150	167
Nucor Corp.	6.400%	12/1/37	100	117
Nucor Corp.	5.200%	8/1/43	200	205
Packaging Corp. of America	3.900%	6/15/22	100	102
Packaging Corp. of America	4.500%	11/1/23	350	360
Placer Dome Inc.	6.450%	10/15/35	75	74
Plains Exploration & Production Co.	6.500%	11/15/20	1,000	1,057
Plains Exploration & Production Co.	6.750%	2/1/22	200	212
Plum Creek Timberlands LP	4.700%	3/15/21	75	80
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	175	182
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	138
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	250	237
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	275	309
PPG Industries Inc.	2.300%	11/15/19	400	399
Praxair Inc.	5.200%	3/15/17	25	27
Praxair Inc.	4.500%	8/15/19	50	55
Praxair Inc.	3.000%	9/1/21	75	77
Praxair Inc.	2.450%	2/15/22	450	439
Praxair Inc.	2.200%	8/15/22	200	190
Praxair Inc.	3.550%	11/7/42	50	43
Rayonier Inc.	3.750%	4/1/22	50	49
Reliance Steel & Aluminum Co.	4.500%	4/15/23	75	74
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	256
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	169
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	550	683
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	75	78
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	300	307
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	500	491
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	95
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	127
Rio Tinto Finance USA plc	2.000%	3/22/17	125	126
Rio Tinto Finance USA plc	1.625%	8/21/17	200	199
Rio Tinto Finance USA plc	2.250%	12/14/18	75	75
Rio Tinto Finance USA plc	3.500%	3/22/22	75	75
Rio Tinto Finance USA plc	2.875%	8/21/22	75	72
Rio Tinto Finance USA plc	4.750%	3/22/42	150	144
Rio Tinto Finance USA plc	4.125%	8/21/42	200	175
Rock-Tenn Co.	3.500%	3/1/20	150	154
Rock-Tenn Co.	4.900%	3/1/22	100	108
Rockwood Specialties Group Inc.	4.625%	10/15/20	250	261
Rohm & Haas Co.	7.850%	7/15/29	250	327
RPM International Inc.	6.125%	10/15/19	25	28
RPM International Inc.	3.450%	11/15/22	100	96
Sigma-Aldrich Corp.	3.375%	11/1/20	50	52
Southern Copper Corp.	5.375%	4/16/20	75	82
Southern Copper Corp.	3.875%	4/23/25	350	341
Southern Copper Corp.	7.500%	7/27/35	300	331

Southern Copper Corp.	6.750%	4/16/40	125	129
Southern Copper Corp.	5.875%	4/23/45	500	470
Syngenta Finance NV	3.125%	3/28/22	100	99
Syngenta Finance NV	4.375%	3/28/42	50	45
Teck Resources Ltd.	3.150%	1/15/17	25	25
Teck Resources Ltd.	2.500%	2/1/18	125	124
Teck Resources Ltd.	3.000%	3/1/19	75	72
Teck Resources Ltd.	4.750%	1/15/22	25	23
Teck Resources Ltd.	3.750%	2/1/23	250	215
Teck Resources Ltd.	6.125%	10/1/35	200	167
Teck Resources Ltd.	6.250%	7/15/41	200	164
Teck Resources Ltd.	5.400%	2/1/43	50	37
Vale Overseas Ltd.	6.250%	1/23/17	50	53
Vale Overseas Ltd.	5.625%	9/15/19	175	189
Vale Overseas Ltd.	4.625%	9/15/20	275	288
Vale Overseas Ltd.	4.375%	1/11/22	700	684
Vale Overseas Ltd.	8.250%	1/17/34	50	55
Vale Overseas Ltd.	6.875%	11/21/36	375	360
Vale Overseas Ltd.	6.875%	11/10/39	450	431
Valspar Corp.	7.250%	6/15/19	100	116
Westlake Chemical Corp.	3.600%	7/15/22	25	25
Westvaco Corp.	7.950%	2/15/31	125	160
Weyerhaeuser Co.	7.375%	10/1/19	250	295
Weyerhaeuser Co.	8.500%	1/15/25	50	65
Weyerhaeuser Co.	7.375%	3/15/32	200	250
Weyerhaeuser Co.	6.875%	12/15/33	50	60
Yamana Gold Inc.	4.950%	7/15/24	110	106

Capital Goods (1.2%)
3M Co.	6.375%	2/15/28	100	127
3M Co.	5.700%	3/15/37	125	152
ABB Finance USA Inc.	1.625%	5/8/17	100	101
ABB Finance USA Inc.	4.375%	5/8/42	25	25
Acuity Brands Lighting Inc.	6.000%	12/15/19	50	55
Boeing Co.	6.000%	3/15/19	400	457
Boeing Co.	4.875%	2/15/20	75	85
Boeing Co.	2.500%	3/1/25	500	475
Boeing Co.	6.625%	2/15/38	50	67
Boeing Co.	6.875%	3/15/39	75	103
Boeing Co.	5.875%	2/15/40	275	341
Carlisle Cos. Inc.	3.750%	11/15/22	75	75
Caterpillar Financial Services Corp.	2.650%	4/1/16	375	381
Caterpillar Financial Services Corp.	2.050%	8/1/16	300	304
Caterpillar Financial Services Corp.	7.150%	2/15/19	525	618
Caterpillar Financial Services Corp.	2.250%	12/1/19	550	554
Caterpillar Financial Services Corp.	2.000%	3/5/20	250	247
Caterpillar Financial Services Corp.	2.750%	8/20/21	100	101
Caterpillar Financial Services Corp.	3.300%	6/9/24	250	251
Caterpillar Inc.	1.500%	6/26/17	150	151
Caterpillar Inc.	3.900%	5/27/21	75	80
Caterpillar Inc.	2.600%	6/26/22	50	49
Caterpillar Inc.	3.400%	5/15/24	250	254
Caterpillar Inc.	3.803%	8/15/42	443	404
Crane Co.	2.750%	12/15/18	50	51
Crane Co.	4.450%	12/15/23	50	52
CRH America Inc.	8.125%	7/15/18	100	117
CRH America Inc.	5.750%	1/15/21	75	85
Danaher Corp.	2.300%	6/23/16	50	51
Danaher Corp.	5.625%	1/15/18	75	83
Deere & Co.	4.375%	10/16/19	175	192
Deere & Co.	2.600%	6/8/22	325	319
Deere & Co.	5.375%	10/16/29	125	147
Deere & Co.	7.125%	3/3/31	100	132
Deere & Co.	3.900%	6/9/42	75	70
Dover Corp.	5.450%	3/15/18	200	222
Dover Corp.	6.600%	3/15/38	75	96
Eaton Corp.	5.600%	5/15/18	300	331
Eaton Corp.	2.750%	11/2/22	200	194
Eaton Corp.	4.000%	11/2/32	25	24
Eaton Corp.	4.150%	11/2/42	50	46
Embraer Netherlands BV	5.050%	6/15/25	150	149

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[7]	Embraer Overseas Ltd.	5.696%	9/16/23	451	475
	Emerson Electric Co.	5.250%	10/15/18	250	279
	Emerson Electric Co.	4.875%	10/15/19	25	28
	Emerson Electric Co.	4.250%	11/15/20	25	27
	Emerson Electric Co.	2.625%	12/1/21	150	150
	Emerson Electric Co.	3.150%	6/1/25	200	196
	Emerson Electric Co.	6.000%	8/15/32	275	326
	Exelis Inc.	4.250%	10/1/16	75	77
	Flowserve Corp.	3.500%	9/15/22	250	248
	Flowserve Corp.	4.000%	11/15/23	50	51
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	100	100
	General Dynamics Corp.	1.000%	11/15/17	275	274
	General Dynamics Corp.	3.600%	11/15/42	100	90
	General Electric Co.	5.250%	12/6/17	765	834
	General Electric Co.	2.700%	10/9/22	1,450	1,416
	General Electric Co.	4.125%	10/9/42	375	360
	General Electric Co.	4.500%	3/11/44	50	51
	Harris Corp.	1.999%	4/27/18	100	100
	Harris Corp.	2.700%	4/27/20	75	74
	Harris Corp.	4.400%	12/15/20	50	54
	Harris Corp.	3.832%	4/27/25	100	97
	Harris Corp.	4.854%	4/27/35	100	96
	Harris Corp.	6.150%	12/15/40	75	84
	Harris Corp.	5.054%	4/27/45	100	95
	Honeywell International Inc.	5.300%	3/15/17	200	214
	Honeywell International Inc.	5.300%	3/1/18	500	551
	Honeywell International Inc.	4.250%	3/1/21	450	497
	Honeywell International Inc.	5.700%	3/15/37	200	238
	Honeywell International Inc.	5.375%	3/1/41	250	294
	Illinois Tool Works Inc.	6.250%	4/1/19	100	115
	Illinois Tool Works Inc.	3.375%	9/15/21	100	105
	Illinois Tool Works Inc.	4.875%	9/15/41	75	81
	Illinois Tool Works Inc.	3.900%	9/1/42	75	69
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	500	570
	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	50	51
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	75	78
	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	25	27
	John Deere Capital Corp.	1.050%	12/15/16	100	100
	John Deere Capital Corp.	2.000%	1/13/17	150	152
	John Deere Capital Corp.	2.800%	9/18/17	275	285
	John Deere Capital Corp.	1.200%	10/10/17	200	200
	John Deere Capital Corp.	1.350%	1/16/18	400	400
	John Deere Capital Corp.	1.300%	3/12/18	125	124
	John Deere Capital Corp.	5.750%	9/10/18	275	309
	John Deere Capital Corp.	1.700%	1/15/20	125	122
	John Deere Capital Corp.	2.050%	3/10/20	250	247
	John Deere Capital Corp.	2.800%	3/4/21	100	101
	John Deere Capital Corp.	3.900%	7/12/21	500	536
	John Deere Capital Corp.	3.150%	10/15/21	25	26
	John Deere Capital Corp.	2.800%	1/27/23	50	49
	Joy Global Inc.	6.000%	11/15/16	50	53
	Kennametal Inc.	2.650%	11/1/19	75	75
	Kennametal Inc.	3.875%	2/15/22	50	50
	L-3 Communications Corp.	1.500%	5/28/17	200	199
	L-3 Communications Corp.	5.200%	10/15/19	100	109
	L-3 Communications Corp.	4.750%	7/15/20	75	79
	L-3 Communications Corp.	4.950%	2/15/21	75	80
	L-3 Communications Corp.	3.950%	5/28/24	300	291
	Leggett & Platt Inc.	3.800%	11/15/24	100	100
	Lockheed Martin Corp.	3.350%	9/15/21	500	515
	Lockheed Martin Corp.	2.900%	3/1/25	100	96
	Lockheed Martin Corp.	3.600%	3/1/35	150	138
	Lockheed Martin Corp.	6.150%	9/1/36	725	885
	Lockheed Martin Corp.	5.500%	11/15/39	25	28
	Martin Marietta Materials Inc.	6.600%	4/15/18	150	168
	Mohawk Industries Inc.	3.850%	2/1/23	800	798
	Northrop Grumman Corp.	1.750%	6/1/18	275	274
	Northrop Grumman Corp.	3.500%	3/15/21	200	206
	Northrop Grumman Corp.	3.250%	8/1/23	150	146
	Northrop Grumman Corp.	5.050%	11/15/40	50	52
	Northrop Grumman Corp.	4.750%	6/1/43	125	126

Owens Corning	6.500%	12/1/16	20	21
Owens Corning	4.200%	12/15/22	150	152
Parker Hannifin Corp.	5.500%	5/15/18	50	55
Parker Hannifin Corp.	3.500%	9/15/22	100	103
Parker Hannifin Corp.	6.250%	5/15/38	25	31
Parker-Hannifin Corp.	3.300%	11/21/24	100	100
Parker-Hannifin Corp.	4.450%	11/21/44	200	200
Pentair Finance SA	2.650%	12/1/19	250	248
Precision Castparts Corp.	1.250%	1/15/18	325	323
Precision Castparts Corp.	2.250%	6/15/20	100	99
Precision Castparts Corp.	2.500%	1/15/23	25	24
Precision Castparts Corp.	3.250%	6/15/25	100	98
Precision Castparts Corp.	3.900%	1/15/43	75	69
Precision Castparts Corp.	4.375%	6/15/45	100	99
Raytheon Co.	6.750%	3/15/18	125	142
Raytheon Co.	4.400%	2/15/20	100	109
Raytheon Co.	3.125%	10/15/20	25	26
Raytheon Co.	2.500%	12/15/22	175	170
Raytheon Co.	7.200%	8/15/27	25	33
Raytheon Co.	4.700%	12/15/41	300	311
Republic Services Inc.	3.800%	5/15/18	150	158
Republic Services Inc.	5.500%	9/15/19	350	391
Republic Services Inc.	5.000%	3/1/20	125	138
Republic Services Inc.	5.250%	11/15/21	75	84
Republic Services Inc.	3.550%	6/1/22	50	50
Republic Services Inc.	3.200%	3/15/25	250	240
Republic Services Inc.	6.086%	3/15/35	75	87
Republic Services Inc.	6.200%	3/1/40	125	148
Republic Services Inc.	5.700%	5/15/41	200	229
Rockwell Automation Inc.	5.650%	12/1/17	25	27
Rockwell Automation Inc.	6.700%	1/15/28	50	64
Rockwell Automation Inc.	6.250%	12/1/37	100	126
Rockwell Collins Inc.	5.250%	7/15/19	25	28
Rockwell Collins Inc.	3.100%	11/15/21	50	51
Rockwell Collins Inc.	4.800%	12/15/43	65	68
Roper Technologies Inc.	1.850%	11/15/17	75	76
Roper Technologies Inc.	2.050%	10/1/18	200	199
Roper Technologies Inc.	6.250%	9/1/19	75	85
Snap-on Inc.	6.125%	9/1/21	75	89
Sonoco Products Co.	4.375%	11/1/21	25	27
Sonoco Products Co.	5.750%	11/1/40	345	372
Stanley Black & Decker Inc.	3.400%	12/1/21	150	154
Stanley Black & Decker Inc.	5.200%	9/1/40	125	134
Textron Inc.	3.875%	3/1/25	250	246
Tyco International Finance SA/Tyco
Fire & Security Finance SCA	7.000%	12/15/19	225	268
United Technologies Corp.	1.800%	6/1/17	225	228
United Technologies Corp.	5.375%	12/15/17	575	631
United Technologies Corp.	4.500%	4/15/20	100	110
United Technologies Corp.	3.100%	6/1/22	535	537
United Technologies Corp.	6.700%	8/1/28	100	129
United Technologies Corp.	7.500%	9/15/29	125	174
United Technologies Corp.	5.400%	5/1/35	150	169
United Technologies Corp.	6.050%	6/1/36	100	122
United Technologies Corp.	6.125%	7/15/38	300	365
United Technologies Corp.	5.700%	4/15/40	100	117
United Technologies Corp.	4.500%	6/1/42	550	554
Valmont Industries Inc.	5.000%	10/1/44	180	163
Valmont Industries Inc.	5.250%	10/1/54	100	89
Waste Management Inc.	2.600%	9/1/16	125	127
Waste Management Inc.	6.100%	3/15/18	375	418
Waste Management Inc.	4.600%	3/1/21	50	55
Waste Management Inc.	3.500%	5/15/24	100	100
Waste Management Inc.	3.900%	3/1/35	250	231
WW Grainger Inc.	4.600%	6/15/45	250	249

Communication (2.7%)
21st Century Fox America Inc.	4.500%	2/15/21	200	217
21st Century Fox America Inc.	3.000%	9/15/22	150	146
21st Century Fox America Inc.	6.550%	3/15/33	300	366
21st Century Fox America Inc.	6.200%	12/15/34	350	406

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
21st Century Fox America Inc.	6.400%	12/15/35	365	433
21st Century Fox America Inc.	8.150%	10/17/36	175	241
21st Century Fox America Inc.	6.150%	3/1/37	100	115
21st Century Fox America Inc.	6.900%	8/15/39	100	125
21st Century Fox America Inc.	6.150%	2/15/41	250	289
21st Century Fox America Inc.	4.750%	9/15/44	100	98
21st Century Fox America Inc.	7.750%	12/1/45	100	137
America Movil SAB de CV	2.375%	9/8/16	300	304
America Movil SAB de CV	5.625%	11/15/17	150	164
America Movil SAB de CV	5.000%	10/16/19	400	440
America Movil SAB de CV	6.375%	3/1/35	175	203
America Movil SAB de CV	6.125%	11/15/37	150	171
America Movil SAB de CV	6.125%	3/30/40	475	549
America Movil SAB de CV	4.375%	7/16/42	250	231
American Tower Corp.	4.500%	1/15/18	225	238
American Tower Corp.	2.800%	6/1/20	75	74
American Tower Corp.	3.450%	9/15/21	600	596
American Tower Corp.	5.900%	11/1/21	500	562
American Tower Corp.	3.500%	1/31/23	50	48
American Tower Corp.	4.000%	6/1/25	100	97
AT&T Inc.	2.950%	5/15/16	125	127
AT&T Inc.	2.400%	8/15/16	200	203
AT&T Inc.	1.700%	6/1/17	425	427
AT&T Inc.	1.400%	12/1/17	200	199
AT&T Inc.	5.500%	2/1/18	100	109
AT&T Inc.	5.600%	5/15/18	450	495
AT&T Inc.	2.375%	11/27/18	400	403
AT&T Inc.	5.800%	2/15/19	250	279
AT&T Inc.	2.300%	3/11/19	100	100
AT&T Inc.	2.450%	6/30/20	500	489
AT&T Inc.	4.450%	5/15/21	275	293
AT&T Inc.	3.875%	8/15/21	250	258
AT&T Inc.	3.000%	2/15/22	300	292
AT&T Inc.	3.000%	6/30/22	500	482
AT&T Inc.	2.625%	12/1/22	350	328
AT&T Inc.	3.900%	3/11/24	125	126
AT&T Inc.	3.400%	5/15/25	850	809
AT&T Inc.	6.450%	6/15/34	315	354
AT&T Inc.	4.500%	5/15/35	200	183
AT&T Inc.	6.500%	9/1/37	225	253
AT&T Inc.	6.300%	1/15/38	350	386
AT&T Inc.	6.550%	2/15/39	50	57
AT&T Inc.	5.350%	9/1/40	881	875
AT&T Inc.	5.550%	8/15/41	275	279
AT&T Inc.	4.300%	12/15/42	271	229
AT&T Inc.	4.800%	6/15/44	600	553
AT&T Inc.	4.350%	6/15/45	374	319
AT&T Inc.	4.750%	5/15/46	600	545
AT&T Mobility LLC	7.125%	12/15/31	175	214
Bellsouth Capital Funding Corp.	7.875%	2/15/30	103	129
BellSouth Corp.	6.875%	10/15/31	78	88
BellSouth Corp.	6.550%	6/15/34	79	86
BellSouth Corp.	6.000%	11/15/34	89	92
BellSouth Telecommunications LLC	6.375%	6/1/28	45	50
British Telecommunications plc	5.950%	1/15/18	300	332
British Telecommunications plc	9.625%	12/15/30	440	652
CBS Corp.	5.750%	4/15/20	115	130
CBS Corp.	4.300%	2/15/21	275	292
CBS Corp.	3.500%	1/15/25	300	287
CBS Corp.	5.900%	10/15/40	275	288
CBS Corp.	4.600%	1/15/45	125	111
CC Holdings GS V LLC / Crown
Castle GS III Corp.	3.849%	4/15/23	250	245
Comcast Cable Communications
Holdings Inc.	9.455%	11/15/22	139	191
Comcast Cable Communications LLC	8.875%	5/1/17	500	568
Comcast Corp.	5.875%	2/15/18	325	361
Comcast Corp.	5.700%	5/15/18	175	195
Comcast Corp.	5.700%	7/1/19	850	966
Comcast Corp.	5.150%	3/1/20	325	366
Comcast Corp.	3.375%	2/15/25	150	148

	Comcast Corp.	3.375%	8/15/25	250	246
	Comcast Corp.	4.250%	1/15/33	275	268
	Comcast Corp.	4.200%	8/15/34	175	168
	Comcast Corp.	5.650%	6/15/35	400	455
	Comcast Corp.	4.400%	8/15/35	200	198
	Comcast Corp.	6.500%	11/15/35	750	936
	Comcast Corp.	6.450%	3/15/37	75	92
	Comcast Corp.	6.950%	8/15/37	225	291
	Comcast Corp.	4.650%	7/15/42	535	535
	Comcast Corp.	4.500%	1/15/43	125	122
	Comcast Corp.	4.600%	8/15/45	500	492
	COX Communications Inc.	5.500%	10/1/15	125	126
	Deutsche Telekom International
	Finance BV	6.750%	8/20/18	75	86
	Deutsche Telekom International
	Finance BV	6.000%	7/8/19	150	170
	Deutsche Telekom International
	Finance BV	8.750%	6/15/30	700	969
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.875%	10/1/19	750	847
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.600%	2/15/21	175	186
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.000%	3/1/21	750	812
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.450%	4/1/24	100	102
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.950%	1/15/25	200	196
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	6.350%	3/15/40	100	108
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	6.000%	8/15/40	300	310
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.150%	3/15/42	375	353
	Discovery Communications LLC	5.050%	6/1/20	350	383
	Discovery Communications LLC	4.375%	6/15/21	25	26
	Discovery Communications LLC	3.300%	5/15/22	125	122
	Discovery Communications LLC	3.250%	4/1/23	100	96
	Discovery Communications LLC	3.450%	3/15/25	150	141
	Discovery Communications LLC	4.950%	5/15/42	75	69
	Discovery Communications LLC	4.875%	4/1/43	200	180
	Embarq Corp.	7.995%	6/1/36	300	335
	Grupo Televisa SAB	6.625%	3/18/25	100	121
	Grupo Televisa SAB	6.625%	1/15/40	175	202
	Historic TW Inc.	9.150%	2/1/23	195	258
	Historic TW Inc.	6.625%	5/15/29	175	209
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	300	299
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	175	177
	Koninklijke KPN NV	8.375%	10/1/30	175	238
[7]	McGraw Hill Financial Inc.	4.000%	6/15/25	125	125
	McGraw Hill Financial Inc.	6.550%	11/15/37	150	170
	Moody’s Corp.	4.500%	9/1/22	175	186
	Moody’s Corp.	4.875%	2/15/24	250	269
	Moody’s Corp.	5.250%	7/15/44	250	256
	NBCUniversal Media LLC	5.150%	4/30/20	125	140
	NBCUniversal Media LLC	4.375%	4/1/21	175	189
	NBCUniversal Media LLC	2.875%	1/15/23	225	218
	NBCUniversal Media LLC	6.400%	4/30/40	300	370
	NBCUniversal Media LLC	5.950%	4/1/41	150	176
	NBCUniversal Media LLC	4.450%	1/15/43	225	216
	New Cingular Wireless Services Inc.	8.750%	3/1/31	75	104
	Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	25	25
	Omnicom Group Inc.	4.450%	8/15/20	300	321
	Omnicom Group Inc.	3.625%	5/1/22	325	327
	Omnicom Group Inc.	3.650%	11/1/24	200	196
	Orange SA	2.750%	9/14/16	225	229
	Orange SA	4.125%	9/14/21	325	344
	Orange SA	9.000%	3/1/31	425	598
	Orange SA	5.375%	1/13/42	150	153
	Orange SA	5.500%	2/6/44	250	264
	Pacific Bell Telephone Co.	7.125%	3/15/26	50	61

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Qwest Corp.	6.500%	6/1/17	100	107
	Qwest Corp.	6.750%	12/1/21	200	221
	Qwest Corp.	7.250%	9/15/25	25	29
	Qwest Corp.	6.875%	9/15/33	525	520
	Qwest Corp.	7.125%	11/15/43	100	100
	RELX Capital Inc.	3.125%	10/15/22	282	275
	Rogers Communications Inc.	6.800%	8/15/18	150	171
	Rogers Communications Inc.	3.000%	3/15/23	205	198
	Rogers Communications Inc.	4.100%	10/1/23	175	180
	Rogers Communications Inc.	5.000%	3/15/44	300	295
	Scripps Networks Interactive Inc.	2.750%	11/15/19	150	149
	Scripps Networks Interactive Inc.	2.800%	6/15/20	100	99
	Scripps Networks Interactive Inc.	3.900%	11/15/24	50	49
	Telefonica Emisiones SAU	3.192%	4/27/18	325	334
	Telefonica Emisiones SAU	5.877%	7/15/19	100	112
	Telefonica Emisiones SAU	5.134%	4/27/20	225	245
	Telefonica Emisiones SAU	5.462%	2/16/21	225	248
	Telefonica Emisiones SAU	4.570%	4/27/23	500	525
	Telefonica Emisiones SAU	7.045%	6/20/36	425	523
	Thomson Reuters Corp.	1.650%	9/29/17	200	200
	Thomson Reuters Corp.	4.700%	10/15/19	300	327
	Thomson Reuters Corp.	3.850%	9/29/24	100	100
	Thomson Reuters Corp.	5.500%	8/15/35	75	81
	Thomson Reuters Corp.	5.850%	4/15/40	150	165
	Thomson Reuters Corp.	5.650%	11/23/43	225	240
	Time Warner Cable Inc.	5.850%	5/1/17	275	294
	Time Warner Cable Inc.	6.750%	7/1/18	850	948
	Time Warner Cable Inc.	8.750%	2/14/19	200	238
	Time Warner Cable Inc.	8.250%	4/1/19	225	265
	Time Warner Cable Inc.	5.000%	2/1/20	475	511
	Time Warner Cable Inc.	6.550%	5/1/37	200	208
	Time Warner Cable Inc.	6.750%	6/15/39	200	212
	Time Warner Cable Inc.	5.875%	11/15/40	600	583
	Time Warner Cable Inc.	4.500%	9/15/42	350	287
	Time Warner Entertainment Co. LP	8.375%	3/15/23	175	217
	Time Warner Entertainment Co. LP	8.375%	7/15/33	100	123
	Time Warner Inc.	4.875%	3/15/20	350	382
	Time Warner Inc.	4.700%	1/15/21	50	54
	Time Warner Inc.	4.750%	3/29/21	675	730
	Time Warner Inc.	3.600%	7/15/25	225	218
	Time Warner Inc.	7.625%	4/15/31	300	389
	Time Warner Inc.	7.700%	5/1/32	375	492
	Time Warner Inc.	6.500%	11/15/36	175	205
	Time Warner Inc.	6.200%	3/15/40	100	113
	Time Warner Inc.	6.100%	7/15/40	175	196
	Time Warner Inc.	6.250%	3/29/41	50	57
	Time Warner Inc.	4.900%	6/15/42	325	319
	Time Warner Inc.	5.350%	12/15/43	25	26
	Verizon Communications Inc.	2.500%	9/15/16	175	178
	Verizon Communications Inc.	2.000%	11/1/16	500	505
	Verizon Communications Inc.	1.350%	6/9/17	200	200
	Verizon Communications Inc.	5.500%	2/15/18	475	522
	Verizon Communications Inc.	3.650%	9/14/18	560	589
	Verizon Communications Inc.	6.350%	4/1/19	250	285
	Verizon Communications Inc.	2.625%	2/21/20	539	537
	Verizon Communications Inc.	4.500%	9/15/20	560	602
	Verizon Communications Inc.	3.450%	3/15/21	300	305
	Verizon Communications Inc.	4.600%	4/1/21	775	832
	Verizon Communications Inc.	3.000%	11/1/21	800	788
	Verizon Communications Inc.	3.500%	11/1/21	100	101
	Verizon Communications Inc.	5.150%	9/15/23	1,230	1,347
	Verizon Communications Inc.	4.150%	3/15/24	300	308
	Verizon Communications Inc.	3.500%	11/1/24	100	97
	Verizon Communications Inc.	7.750%	12/1/30	300	388
	Verizon Communications Inc.	6.400%	9/15/33	454	518
	Verizon Communications Inc.	5.050%	3/15/34	225	225
	Verizon Communications Inc.	4.400%	11/1/34	250	233
	Verizon Communications Inc.	5.850%	9/15/35	425	462
[7]	Verizon Communications Inc.	4.272%	1/15/36	888	799
	Verizon Communications Inc.	6.250%	4/1/37	60	67
	Verizon Communications Inc.	6.400%	2/15/38	375	429

	Verizon Communications Inc.	6.900%	4/15/38	165	199
	Verizon Communications Inc.	4.750%	11/1/41	200	185
	Verizon Communications Inc.	6.550%	9/15/43	1,312	1,532
	Verizon Communications Inc.	4.862%	8/21/46	581	543
[7]	Verizon Communications Inc.	4.522%	9/15/48	1,088	951
	Verizon Communications Inc.	5.012%	8/21/54	574	522
[7]	Verizon Communications Inc.	4.672%	3/15/55	1,388	1,204
	Viacom Inc.	2.500%	12/15/16	175	178
	Viacom Inc.	3.500%	4/1/17	50	52
	Viacom Inc.	6.125%	10/5/17	75	82
	Viacom Inc.	2.500%	9/1/18	125	126
	Viacom Inc.	2.200%	4/1/19	300	297
	Viacom Inc.	5.625%	9/15/19	275	306
	Viacom Inc.	3.875%	12/15/21	25	25
	Viacom Inc.	3.125%	6/15/22	50	48
	Viacom Inc.	4.250%	9/1/23	75	75
	Viacom Inc.	3.875%	4/1/24	300	293
	Viacom Inc.	6.875%	4/30/36	375	417
	Viacom Inc.	4.375%	3/15/43	106	86
	Viacom Inc.	5.850%	9/1/43	75	74
	Viacom Inc.	5.250%	4/1/44	300	281
	Vodafone Group plc	5.625%	2/27/17	250	265
	Vodafone Group plc	1.625%	3/20/17	625	623
	Vodafone Group plc	1.250%	9/26/17	475	470
	Vodafone Group plc	1.500%	2/19/18	50	49
	Vodafone Group plc	5.450%	6/10/19	150	166
	Vodafone Group plc	2.500%	9/26/22	75	69
	Vodafone Group plc	2.950%	2/19/23	415	387
	Vodafone Group plc	7.875%	2/15/30	150	186
	Vodafone Group plc	6.150%	2/27/37	225	240
	Vodafone Group plc	4.375%	2/19/43	150	129
	Walt Disney Co.	0.450%	12/1/15	100	100
	Walt Disney Co.	5.625%	9/15/16	375	397
	Walt Disney Co.	1.100%	12/1/17	400	400
	Walt Disney Co.	5.875%	12/15/17	175	195
	Walt Disney Co.	1.850%	5/30/19	50	50
	Walt Disney Co.	2.750%	8/16/21	100	102
	Walt Disney Co.	2.350%	12/1/22	75	72
	Walt Disney Co.	4.375%	8/16/41	75	76
	Walt Disney Co.	4.125%	12/1/41	275	268
	Walt Disney Co.	3.700%	12/1/42	125	113
	Walt Disney Co.	4.125%	6/1/44	75	74
	WPP Finance 2010	4.750%	11/21/21	208	227
	WPP Finance 2010	3.625%	9/7/22	200	202
	WPP Finance 2010	3.750%	9/19/24	100	100

	Consumer Cyclical (1.8%)
	Advance Auto Parts Inc.	5.750%	5/1/20	425	473
	Advance Auto Parts Inc.	4.500%	12/1/23	100	104
[7]	Alibaba Group Holding Ltd.	1.625%	11/28/17	275	275
[7]	Alibaba Group Holding Ltd.	2.500%	11/28/19	360	356
[7]	Alibaba Group Holding Ltd.	3.125%	11/28/21	300	296
[7]	Alibaba Group Holding Ltd.	3.600%	11/28/24	400	383
[7]	Alibaba Group Holding Ltd.	4.500%	11/28/34	80	76
	Amazon.com Inc.	1.200%	11/29/17	200	199
	Amazon.com Inc.	2.600%	12/5/19	375	377
	Amazon.com Inc.	3.300%	12/5/21	200	203
	Amazon.com Inc.	2.500%	11/29/22	150	142
	Amazon.com Inc.	3.800%	12/5/24	120	120
	Amazon.com Inc.	4.800%	12/5/34	200	197
	Amazon.com Inc.	4.950%	12/5/44	350	341
	American Honda Finance Corp.	1.125%	10/7/16	175	175
	American Honda Finance Corp.	1.550%	12/11/17	500	505
	American Honda Finance Corp.	2.125%	10/10/18	125	126
	American Honda Finance Corp.	2.250%	8/15/19	275	277
	AutoNation Inc.	6.750%	4/15/18	75	83
	AutoZone Inc.	1.300%	1/13/17	25	25
	AutoZone Inc.	7.125%	8/1/18	250	288
	AutoZone Inc.	3.700%	4/15/22	550	561
	AutoZone Inc.	2.875%	1/15/23	50	48
	AutoZone Inc.	3.125%	7/15/23	125	121

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bed Bath & Beyond Inc.	4.915%	8/1/34	50	49
	Bed Bath & Beyond Inc.	5.165%	8/1/44	150	148
	BorgWarner Inc.	4.625%	9/15/20	25	27
	BorgWarner Inc.	3.375%	3/15/25	75	74
	BorgWarner Inc.	4.375%	3/15/45	100	93
	Brinker International Inc.	2.600%	5/15/18	25	25
	Brinker International Inc.	3.875%	5/15/23	25	24
	Carnival Corp.	1.200%	2/5/16	100	100
	Carnival Corp.	3.950%	10/15/20	100	105
	Coach Inc.	4.250%	4/1/25	70	67
	Costco Wholesale Corp.	5.500%	3/15/17	200	215
	Costco Wholesale Corp.	1.700%	12/15/19	200	198
	Costco Wholesale Corp.	1.750%	2/15/20	200	198
	Costco Wholesale Corp.	2.250%	2/15/22	100	97
	Cummins Inc.	3.650%	10/1/23	100	103
	Cummins Inc.	7.125%	3/1/28	100	133
	Cummins Inc.	4.875%	10/1/43	125	133
	CVS Health Corp.	6.125%	8/15/16	100	106
	CVS Health Corp.	1.200%	12/5/16	100	100
	CVS Health Corp.	2.250%	12/5/18	300	304
	CVS Health Corp.	2.750%	12/1/22	150	145
	CVS Health Corp.	4.000%	12/5/23	195	202
	CVS Health Corp.	3.375%	8/12/24	750	736
	CVS Health Corp.	6.125%	9/15/39	125	148
	CVS Health Corp.	5.300%	12/5/43	50	54
[7]	Daimler Finance North America LLC	2.625%	9/15/16	125	127
	Daimler Finance North America LLC	8.500%	1/18/31	250	366
	Delphi Corp.	4.150%	3/15/24	125	129
	eBay Inc.	1.350%	7/15/17	175	175
	eBay Inc.	2.200%	8/1/19	300	298
	eBay Inc.	3.250%	10/15/20	75	77
	eBay Inc.	2.875%	8/1/21	125	123
	eBay Inc.	2.600%	7/15/22	500	464
	eBay Inc.	3.450%	8/1/24	500	480
	eBay Inc.	4.000%	7/15/42	25	20
	Expedia Inc.	5.950%	8/15/20	75	83
	Family Dollar Stores Inc.	5.000%	2/1/21	75	78
	Ford Motor Co.	6.625%	10/1/28	275	333
	Ford Motor Co.	6.375%	2/1/29	100	118
	Ford Motor Co.	7.450%	7/16/31	375	478
	Ford Motor Co.	7.400%	11/1/46	100	132
	Ford Motor Credit Co. LLC	3.984%	6/15/16	550	563
	Ford Motor Credit Co. LLC	8.000%	12/15/16	100	109
	Ford Motor Credit Co. LLC	4.250%	2/3/17	100	104
	Ford Motor Credit Co. LLC	6.625%	8/15/17	325	356
	Ford Motor Credit Co. LLC	1.724%	12/6/17	200	199
	Ford Motor Credit Co. LLC	2.145%	1/9/18	500	502
	Ford Motor Credit Co. LLC	5.000%	5/15/18	650	698
	Ford Motor Credit Co. LLC	2.375%	3/12/19	550	548
	Ford Motor Credit Co. LLC	2.597%	11/4/19	550	546
	Ford Motor Credit Co. LLC	8.125%	1/15/20	250	305
	Ford Motor Credit Co. LLC	2.459%	3/27/20	200	196
	Ford Motor Credit Co. LLC	5.750%	2/1/21	250	280
	Ford Motor Credit Co. LLC	5.875%	8/2/21	325	370
	Ford Motor Credit Co. LLC	4.250%	9/20/22	200	207
	Ford Motor Credit Co. LLC	4.375%	8/6/23	225	233
	General Motors Co.	3.500%	10/2/18	100	103
	General Motors Co.	4.875%	10/2/23	210	221
	General Motors Co.	5.000%	4/1/35	115	113
	General Motors Co.	6.250%	10/2/43	210	235
	General Motors Co.	5.200%	4/1/45	110	109
	General Motors Financial Co. Inc.	2.625%	7/10/17	60	61
	General Motors Financial Co. Inc.	4.750%	8/15/17	75	79
	General Motors Financial Co. Inc.	3.000%	9/25/17	45	46
	General Motors Financial Co. Inc.	6.750%	6/1/18	335	374
	General Motors Financial Co. Inc.	3.500%	7/10/19	80	82
	General Motors Financial Co. Inc.	3.150%	1/15/20	200	201
	General Motors Financial Co. Inc.	4.375%	9/25/21	100	104
	General Motors Financial Co. Inc.	3.450%	4/10/22	90	88
	General Motors Financial Co. Inc.	4.250%	5/15/23	125	126
	General Motors Financial Co. Inc.	4.000%	1/15/25	175	172

Harman International Industries Inc.	4.150%	5/15/25	100	99
Home Depot Inc.	3.950%	9/15/20	100	108
Home Depot Inc.	4.400%	4/1/21	1,100	1,210
Home Depot Inc.	2.625%	6/1/22	140	138
Home Depot Inc.	3.750%	2/15/24	200	208
Home Depot Inc.	5.875%	12/16/36	475	570
Home Depot Inc.	5.400%	9/15/40	75	85
Home Depot Inc.	5.950%	4/1/41	125	151
Home Depot Inc.	4.200%	4/1/43	100	96
Home Depot Inc.	4.875%	2/15/44	200	213
Home Depot Inc.	4.250%	4/1/46	130	126
Host Hotels & Resorts LP	6.000%	10/1/21	100	113
Host Hotels & Resorts LP	4.750%	3/1/23	400	422
Host Hotels & Resorts LP	4.000%	6/15/25	50	50
Hyatt Hotels Corp.	3.875%	8/15/16	50	51
Hyatt Hotels Corp.	5.375%	8/15/21	50	56
Hyatt Hotels Corp.	3.375%	7/15/23	25	24
Johnson Controls Inc.	2.600%	12/1/16	100	102
Johnson Controls Inc.	5.000%	3/30/20	125	137
Johnson Controls Inc.	4.250%	3/1/21	250	264
Johnson Controls Inc.	3.750%	12/1/21	100	102
Johnson Controls Inc.	3.625%	7/2/24	135	133
Johnson Controls Inc.	6.000%	1/15/36	50	58
Johnson Controls Inc.	5.250%	12/1/41	50	52
Johnson Controls Inc.	4.950%	7/2/64	50	47
Kohl’s Corp.	6.250%	12/15/17	50	56
Kohl’s Corp.	4.000%	11/1/21	300	317
Kohl’s Corp.	6.000%	1/15/33	100	110
Lowe’s Cos. Inc.	5.400%	10/15/16	150	159
Lowe’s Cos. Inc.	6.100%	9/15/17	75	83
Lowe’s Cos. Inc.	3.750%	4/15/21	500	531
Lowe’s Cos. Inc.	3.875%	9/15/23	75	79
Lowe’s Cos. Inc.	3.125%	9/15/24	100	99
Lowe’s Cos. Inc.	6.875%	2/15/28	25	32
Lowe’s Cos. Inc.	6.500%	3/15/29	200	251
Lowe’s Cos. Inc.	5.800%	10/15/36	175	205
Lowe’s Cos. Inc.	5.125%	11/15/41	375	408
Lowe’s Cos. Inc.	5.000%	9/15/43	50	54
Macy’s Retail Holdings Inc.	5.900%	12/1/16	107	114
Macy’s Retail Holdings Inc.	7.450%	7/15/17	325	362
Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	276
Macy’s Retail Holdings Inc.	4.500%	12/15/34	200	192
Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	148
Macy’s Retail Holdings Inc.	5.125%	1/15/42	100	101
Magna International Inc.	3.625%	6/15/24	120	118
Marriott International Inc.	6.375%	6/15/17	50	54
Marriott International Inc.	3.000%	3/1/19	50	51
Marriott International Inc.	3.375%	10/15/20	225	231
Marriott International Inc.	3.125%	10/15/21	50	50
MasterCard Inc.	2.000%	4/1/19	75	75
MasterCard Inc.	3.375%	4/1/24	150	152
McDonald’s Corp.	5.300%	3/15/17	125	134
McDonald’s Corp.	5.800%	10/15/17	325	356
McDonald’s Corp.	5.350%	3/1/18	100	110
McDonald’s Corp.	5.000%	2/1/19	100	110
McDonald’s Corp.	1.875%	5/29/19	75	75
McDonald’s Corp.	3.375%	5/26/25	175	171
McDonald’s Corp.	6.300%	10/15/37	50	59
McDonald’s Corp.	5.700%	2/1/39	100	111
McDonald’s Corp.	3.700%	2/15/42	375	317
McDonald’s Corp.	3.625%	5/1/43	25	21
Metropolitan Museum of Art	3.400%	7/1/45	75	65
NIKE Inc.	3.625%	5/1/43	50	45
Nordstrom Inc.	6.250%	1/15/18	75	83
Nordstrom Inc.	4.750%	5/1/20	400	443
Nordstrom Inc.	4.000%	10/15/21	175	187
Nordstrom Inc.	5.000%	1/15/44	315	332
NVR Inc.	3.950%	9/15/22	100	101
O’Reilly Automotive Inc.	4.875%	1/14/21	25	27
O’Reilly Automotive Inc.	3.850%	6/15/23	50	51
PACCAR Financial Corp.	1.150%	8/16/16	200	201

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
PACCAR Financial Corp.	1.600%	3/15/17	25	25
PACCAR Financial Corp.	1.400%	11/17/17	85	85
PACCAR Financial Corp.	1.450%	3/9/18	100	100
PACCAR Financial Corp.	2.200%	9/15/19	50	50
QVC Inc.	3.125%	4/1/19	125	124
QVC Inc.	5.125%	7/2/22	25	26
QVC Inc.	4.850%	4/1/24	125	125
QVC Inc.	5.950%	3/15/43	125	117
Ralph Lauren Corp.	2.125%	9/26/18	50	51
Ross Stores Inc.	3.375%	9/15/24	50	49
Signet UK Finance plc	4.700%	6/15/24	75	76
Staples Inc.	2.750%	1/12/18	250	252
Staples Inc.	4.375%	1/12/23	100	100
Starbucks Corp.	2.700%	6/15/22	75	75
Starbucks Corp.	3.850%	10/1/23	250	264
Starbucks Corp.	4.300%	6/15/45	50	49
Starwood Hotels & Resorts
Worldwide Inc.	3.125%	2/15/23	100	95
Starwood Hotels & Resorts
Worldwide Inc.	4.500%	10/1/34	50	47
Target Corp.	5.375%	5/1/17	225	243
Target Corp.	6.000%	1/15/18	200	222
Target Corp.	2.300%	6/26/19	200	203
Target Corp.	2.900%	1/15/22	175	177
Target Corp.	3.500%	7/1/24	175	179
Target Corp.	6.350%	11/1/32	175	216
Target Corp.	6.500%	10/15/37	203	260
Target Corp.	7.000%	1/15/38	125	168
Target Corp.	4.000%	7/1/42	150	141
Tiffany & Co.	4.900%	10/1/44	50	48
TJX Cos. Inc.	6.950%	4/15/19	150	175
TJX Cos. Inc.	2.750%	6/15/21	125	126
TJX Cos. Inc.	2.500%	5/15/23	300	288
Toyota Motor Credit Corp.	2.000%	9/15/16	175	178
Toyota Motor Credit Corp.	2.050%	1/12/17	450	457
Toyota Motor Credit Corp.	1.125%	5/16/17	300	300
Toyota Motor Credit Corp.	1.250%	10/5/17	175	175
Toyota Motor Credit Corp.	1.375%	1/10/18	300	300
Toyota Motor Credit Corp.	1.450%	1/12/18	100	100
Toyota Motor Credit Corp.	2.000%	10/24/18	25	25
Toyota Motor Credit Corp.	2.125%	7/18/19	500	500
Toyota Motor Credit Corp.	2.150%	3/12/20	250	250
Toyota Motor Credit Corp.	4.250%	1/11/21	125	136
Toyota Motor Credit Corp.	2.750%	5/17/21	200	203
Toyota Motor Credit Corp.	3.400%	9/15/21	75	78
Toyota Motor Credit Corp.	3.300%	1/12/22	275	283
Toyota Motor Credit Corp.	2.625%	1/10/23	200	197
VF Corp.	5.950%	11/1/17	75	83
VF Corp.	3.500%	9/1/21	200	212
VF Corp.	6.450%	11/1/37	100	127
Wal-Mart Stores Inc.	5.375%	4/5/17	25	27
Wal-Mart Stores Inc.	5.800%	2/15/18	425	474
Wal-Mart Stores Inc.	1.125%	4/11/18	150	149
Wal-Mart Stores Inc.	1.950%	12/15/18	75	76
Wal-Mart Stores Inc.	3.625%	7/8/20	25	27
Wal-Mart Stores Inc.	3.250%	10/25/20	325	340
Wal-Mart Stores Inc.	4.250%	4/15/21	200	219
Wal-Mart Stores Inc.	2.550%	4/11/23	150	145
Wal-Mart Stores Inc.	3.300%	4/22/24	350	354
Wal-Mart Stores Inc.	5.875%	4/5/27	725	893
Wal-Mart Stores Inc.	7.550%	2/15/30	175	248
Wal-Mart Stores Inc.	5.250%	9/1/35	150	170
Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,151
Wal-Mart Stores Inc.	6.200%	4/15/38	300	372
Wal-Mart Stores Inc.	5.625%	4/15/41	475	555
Wal-Mart Stores Inc.	4.000%	4/11/43	150	143
Wal-Mart Stores Inc.	4.300%	4/22/44	300	300
Walgreen Co.	1.800%	9/15/17	175	176
Walgreen Co.	3.100%	9/15/22	200	194
Walgreen Co.	4.400%	9/15/42	75	67
Walgreens Boots Alliance Inc.	1.750%	11/17/17	200	201

Walgreens Boots Alliance Inc.	2.700%	11/18/19	350	351
Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	223
Walgreens Boots Alliance Inc.	3.800%	11/18/24	275	269
Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	117
Walgreens Boots Alliance Inc.	4.800%	11/18/44	275	256
Western Union Co.	5.930%	10/1/16	125	131
Western Union Co.	5.253%	4/1/20	133	145
Western Union Co.	6.200%	11/17/36	75	75
Western Union Co.	6.200%	6/21/40	200	199
Wyndham Worldwide Corp.	2.950%	3/1/17	200	203
Wyndham Worldwide Corp.	2.500%	3/1/18	50	50
Wyndham Worldwide Corp.	4.250%	3/1/22	175	177
Wyndham Worldwide Corp.	3.900%	3/1/23	50	49
Yum! Brands Inc.	6.250%	3/15/18	28	31
Yum! Brands Inc.	3.750%	11/1/21	100	101
Yum! Brands Inc.	6.875%	11/15/37	75	87
Yum! Brands Inc.	5.350%	11/1/43	75	73

Consumer Noncyclical (3.8%)
Abbott Laboratories	5.125%	4/1/19	350	389
Abbott Laboratories	2.000%	3/15/20	200	198
Abbott Laboratories	4.125%	5/27/20	25	27
Abbott Laboratories	2.550%	3/15/22	250	244
Abbott Laboratories	2.950%	3/15/25	175	168
Abbott Laboratories	6.150%	11/30/37	175	216
Abbott Laboratories	6.000%	4/1/39	25	30
Abbott Laboratories	5.300%	5/27/40	100	112
AbbVie Inc.	1.750%	11/6/17	600	602
AbbVie Inc.	1.800%	5/14/18	600	598
AbbVie Inc.	2.000%	11/6/18	225	225
AbbVie Inc.	2.500%	5/14/20	430	425
AbbVie Inc.	2.900%	11/6/22	1,000	967
AbbVie Inc.	3.200%	11/6/22	175	173
AbbVie Inc.	3.600%	5/14/25	575	567
AbbVie Inc.	4.500%	5/14/35	375	367
AbbVie Inc.	4.400%	11/6/42	151	143
AbbVie Inc.	4.700%	5/14/45	552	541
Actavis Funding SCS	1.850%	3/1/17	225	226
Actavis Funding SCS	1.300%	6/15/17	300	298
Actavis Funding SCS	2.350%	3/12/18	650	655
Actavis Funding SCS	3.000%	3/12/20	599	599
Actavis Funding SCS	3.450%	3/15/22	507	501
Actavis Funding SCS	3.850%	6/15/24	100	99
Actavis Funding SCS	3.800%	3/15/25	690	675
Actavis Funding SCS	4.550%	3/15/35	450	430
Actavis Funding SCS	4.850%	6/15/44	395	380
Actavis Funding SCS	4.750%	3/15/45	350	335
Actavis Inc.	1.875%	10/1/17	100	100
Actavis Inc.	3.250%	10/1/22	675	654
Actavis Inc.	4.625%	10/1/42	50	46
Agilent Technologies Inc.	5.000%	7/15/20	100	109
Agilent Technologies Inc.	3.200%	10/1/22	300	290
Agilent Technologies Inc.	3.875%	7/15/23	100	100
Allergan Inc.	1.350%	3/15/18	40	39
Allergan Inc.	2.800%	3/15/23	100	92
Altria Group Inc.	9.250%	8/6/19	185	232
Altria Group Inc.	2.625%	1/14/20	600	597
Altria Group Inc.	2.850%	8/9/22	325	312
Altria Group Inc.	2.950%	5/2/23	350	335
Altria Group Inc.	9.950%	11/10/38	100	161
Altria Group Inc.	10.200%	2/6/39	280	462
Altria Group Inc.	4.250%	8/9/42	150	133
Altria Group Inc.	4.500%	5/2/43	100	92
Altria Group Inc.	5.375%	1/31/44	250	263
AmerisourceBergen Corp.	4.875%	11/15/19	25	28
AmerisourceBergen Corp.	3.500%	11/15/21	300	312
AmerisourceBergen Corp.	3.250%	3/1/25	125	120
AmerisourceBergen Corp.	4.250%	3/1/45	50	45
Amgen Inc.	2.500%	11/15/16	200	204
Amgen Inc.	2.125%	5/15/17	625	635
Amgen Inc.	5.850%	6/1/17	150	163

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Amgen Inc.	5.700%	2/1/19	75	84
	Amgen Inc.	2.125%	5/1/20	175	171
	Amgen Inc.	3.450%	10/1/20	225	233
	Amgen Inc.	4.100%	6/15/21	150	160
	Amgen Inc.	3.875%	11/15/21	200	211
	Amgen Inc.	2.700%	5/1/22	75	73
	Amgen Inc.	3.625%	5/15/22	225	229
	Amgen Inc.	3.625%	5/22/24	500	496
	Amgen Inc.	3.125%	5/1/25	325	308
	Amgen Inc.	6.375%	6/1/37	125	147
	Amgen Inc.	6.900%	6/1/38	400	501
	Amgen Inc.	6.400%	2/1/39	175	210
	Amgen Inc.	5.750%	3/15/40	16	18
	Amgen Inc.	4.950%	10/1/41	150	151
	Amgen Inc.	5.150%	11/15/41	180	184
	Amgen Inc.	5.650%	6/15/42	160	177
	Amgen Inc.	4.400%	5/1/45	100	92
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	75	82
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	150	190
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	115	132
	Anheuser-Busch Cos. LLC	6.500%	5/1/42	50	63
	Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	28	28
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	425	426
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	250	239
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	500	512
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	274
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	201
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	583	585
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	700	831
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	208
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	500	564
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	150	168
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	75	82
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	200	192
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	222
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	75	94
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	225	199
	Archer-Daniels-Midland Co.	5.450%	3/15/18	75	83
	Archer-Daniels-Midland Co.	4.479%	3/1/21	225	249
	Archer-Daniels-Midland Co.	5.935%	10/1/32	100	120
	Archer-Daniels-Midland Co.	5.375%	9/15/35	275	319
	Archer-Daniels-Midland Co.	5.765%	3/1/41	50	62
	Archer-Daniels-Midland Co.	4.016%	4/16/43	25	24
[4]	Ascension Health	4.847%	11/15/53	200	207
	AstraZeneca plc	5.900%	9/15/17	550	605
	AstraZeneca plc	1.950%	9/18/19	25	25
	AstraZeneca plc	6.450%	9/15/37	450	571
	AstraZeneca plc	4.000%	9/18/42	150	140
	Baptist Health South Florida Obligated
	Group Revenue	4.590%	8/15/21	50	55
[7]	Baxalta Inc.	2.000%	6/22/18	75	75
[7]	Baxalta Inc.	2.875%	6/23/20	175	175
[7]	Baxalta Inc.	3.600%	6/23/22	50	50
[7]	Baxalta Inc.	4.000%	6/23/25	275	273
[7]	Baxalta Inc.	5.250%	6/23/45	180	180
	Baxter International Inc.	1.850%	1/15/17	150	151
	Baxter International Inc.	6.250%	12/1/37	75	93
	Baxter International Inc.	3.650%	8/15/42	250	226
	Beam Suntory Inc.	1.875%	5/15/17	25	25
	Beam Suntory Inc.	3.250%	5/15/22	50	49
	Becton Dickinson & Co.	1.800%	12/15/17	200	200
	Becton Dickinson & Co.	5.000%	5/15/19	50	55
	Becton Dickinson & Co.	6.375%	8/1/19	50	57
	Becton Dickinson & Co.	2.675%	12/15/19	200	200
	Becton Dickinson & Co.	3.250%	11/12/20	300	308
	Becton Dickinson & Co.	3.125%	11/8/21	65	64
	Becton Dickinson & Co.	3.734%	12/15/24	400	398
	Becton Dickinson & Co.	4.685%	12/15/44	200	195
	Becton Dickinson and Co.	3.300%	3/1/23	325	318
	Biogen Inc.	6.875%	3/1/18	325	372
	Boston Scientific Corp.	2.650%	10/1/18	135	137

	Boston Scientific Corp.	6.000%	1/15/20	200	226
	Boston Scientific Corp.	2.850%	5/15/20	100	99
	Boston Scientific Corp.	3.375%	5/15/22	50	49
	Boston Scientific Corp.	3.850%	5/15/25	150	145
	Boston Scientific Corp.	7.000%	11/15/35	25	29
	Boston Scientific Corp.	7.375%	1/15/40	50	62
	Bottling Group LLC	5.125%	1/15/19	100	110
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	261
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	258
	Bristol-Myers Squibb Co.	5.875%	11/15/36	62	75
	Bristol-Myers Squibb Co.	6.125%	5/1/38	20	25
	Bristol-Myers Squibb Co.	3.250%	8/1/42	75	63
	Bristol-Myers Squibb Co.	4.500%	3/1/44	50	52
	Brown-Forman Corp.	1.000%	1/15/18	150	148
	Brown-Forman Corp.	2.250%	1/15/23	50	47
	Brown-Forman Corp.	3.750%	1/15/43	25	22
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	275	332
	Campbell Soup Co.	3.050%	7/15/17	25	26
	Campbell Soup Co.	4.250%	4/15/21	100	108
	Campbell Soup Co.	3.300%	3/19/25	125	122
	Campbell Soup Co.	3.800%	8/2/42	75	63
	Cardinal Health Inc.	1.700%	3/15/18	100	100
	Cardinal Health Inc.	1.950%	6/15/18	200	200
	Cardinal Health Inc.	4.625%	12/15/20	125	136
	Cardinal Health Inc.	3.200%	3/15/23	150	147
	Cardinal Health Inc.	3.750%	9/15/25	125	124
	Cardinal Health Inc.	4.600%	3/15/43	25	24
	Cardinal Health Inc.	4.900%	9/15/45	100	99
[4]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	200	182
	Children’s Hospital Medical Center
	Ohio GO	4.268%	5/15/44	50	46
	Celgene Corp.	1.900%	8/15/17	75	76
	Celgene Corp.	2.300%	8/15/18	100	101
	Celgene Corp.	2.250%	5/15/19	125	125
	Celgene Corp.	3.950%	10/15/20	25	27
	Celgene Corp.	3.250%	8/15/22	175	173
	Celgene Corp.	4.000%	8/15/23	100	102
	Celgene Corp.	3.625%	5/15/24	125	125
	Celgene Corp.	5.700%	10/15/40	50	56
	Celgene Corp.	5.250%	8/15/43	75	79
	Celgene Corp.	4.625%	5/15/44	175	166
	Church & Dwight Co. Inc.	2.450%	12/15/19	75	76
	Cleveland Clinic Foundation Ohio
	Revenue	4.858%	1/1/14	100	93
	Clorox Co.	3.800%	11/15/21	100	106
	Clorox Co.	3.500%	12/15/24	250	248
	Coca-Cola Co.	1.800%	9/1/16	650	658
	Coca-Cola Co.	1.150%	4/1/18	336	334
	Coca-Cola Co.	2.450%	11/1/20	150	152
	Coca-Cola Co.	3.150%	11/15/20	125	130
	Coca-Cola Co.	3.300%	9/1/21	250	262
	Coca-Cola Co.	3.200%	11/1/23	300	302
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	315
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	150	152
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	108
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	260
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	350	376
	Colgate-Palmolive Co.	1.300%	1/15/17	200	202
	Colgate-Palmolive Co.	1.750%	3/15/19	75	75
	Colgate-Palmolive Co.	2.450%	11/15/21	75	76
	Colgate-Palmolive Co.	2.100%	5/1/23	50	47
	Colgate-Palmolive Co.	3.250%	3/15/24	100	102
	ConAgra Foods Inc.	1.900%	1/25/18	75	74
	ConAgra Foods Inc.	7.000%	4/15/19	20	23
	ConAgra Foods Inc.	3.250%	9/15/22	125	117
	ConAgra Foods Inc.	3.200%	1/25/23	543	507
	ConAgra Foods Inc.	7.125%	10/1/26	150	174
	ConAgra Foods Inc.	6.625%	8/15/39	50	53
	ConAgra Foods Inc.	4.650%	1/25/43	66	56
	Covidien International Finance SA	6.000%	10/15/17	225	248
	Covidien International Finance SA	3.200%	6/15/22	200	200

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Covidien International Finance SA	6.550%	10/15/37	175	222
CR Bard Inc.	1.375%	1/15/18	225	223
Delhaize Group SA	5.700%	10/1/40	200	203
DENTSPLY International Inc.	2.750%	8/15/16	75	76
DENTSPLY International Inc.	4.125%	8/15/21	100	105
Diageo Capital plc	1.500%	5/11/17	275	275
Diageo Capital plc	5.750%	10/23/17	25	27
Diageo Capital plc	4.828%	7/15/20	300	332
Diageo Capital plc	2.625%	4/29/23	500	472
Diageo Investment Corp.	2.875%	5/11/22	600	583
Diageo Investment Corp.	4.250%	5/11/42	75	70
Dignity Health	3.812%	11/1/24	100	103
Dignity Health	5.267%	11/1/64	100	100
Dignity Health California GO	3.125%	11/1/22	50	49
Dignity Health California GO	4.500%	11/1/42	100	93
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	70	79
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	125	126
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	74
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	48
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	25	34
Edwards Lifesciences Corp.	2.875%	10/15/18	50	51
Eli Lilly & Co.	5.200%	3/15/17	110	118
Eli Lilly & Co.	1.250%	3/1/18	200	200
Eli Lilly & Co.	1.950%	3/15/19	125	125
Eli Lilly & Co.	2.750%	6/1/25	150	145
Eli Lilly & Co.	5.550%	3/15/37	60	71
Eli Lilly & Co.	3.700%	3/1/45	160	145
Estee Lauder Cos. Inc.	2.350%	8/15/22	75	72
Estee Lauder Cos. Inc.	6.000%	5/15/37	200	240
Estee Lauder Cos. Inc.	3.700%	8/15/42	25	22
Estee Lauder Cos. Inc.	4.375%	6/15/45	50	49
Express Scripts Holding Co.	3.125%	5/15/16	100	102
Express Scripts Holding Co.	2.650%	2/15/17	350	356
Express Scripts Holding Co.	7.250%	6/15/19	50	59
Express Scripts Holding Co.	4.750%	11/15/21	150	163
Express Scripts Holding Co.	3.900%	2/15/22	100	102
Express Scripts Holding Co.	6.125%	11/15/41	175	202
Flowers Foods Inc.	4.375%	4/1/22	75	79
Fomento Economico Mexicano
SAB de CV	4.375%	5/10/43	100	92
General Mills Inc.	5.700%	2/15/17	150	161
General Mills Inc.	1.400%	10/20/17	300	300
General Mills Inc.	5.650%	2/15/19	775	864
General Mills Inc.	2.200%	10/21/19	200	199
General Mills Inc.	3.150%	12/15/21	25	25
Gilead Sciences Inc.	2.050%	4/1/19	400	402
Gilead Sciences Inc.	2.350%	2/1/20	105	105
Gilead Sciences Inc.	4.500%	4/1/21	150	164
Gilead Sciences Inc.	4.400%	12/1/21	400	437
Gilead Sciences Inc.	3.700%	4/1/24	350	357
Gilead Sciences Inc.	3.500%	2/1/25	300	299
Gilead Sciences Inc.	5.650%	12/1/41	175	200
Gilead Sciences Inc.	4.800%	4/1/44	300	308
Gilead Sciences Inc.	4.500%	2/1/45	350	347
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	675	753
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	49
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	693
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	97
GlaxoSmithKline Capital plc	1.500%	5/8/17	525	529
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	99
Hasbro Inc.	6.300%	9/15/17	175	191
Hasbro Inc.	6.350%	3/15/40	125	141
Hershey Co.	5.450%	9/1/16	50	53
Hershey Co.	1.500%	11/1/16	110	111
Hershey Co.	4.125%	12/1/20	75	82
Hershey Co.	2.625%	5/1/23	100	98
Hormel Foods Corp.	4.125%	4/15/21	25	27
Ingredion Inc.	3.200%	11/1/15	25	25
Ingredion Inc.	4.625%	11/1/20	25	27
Ingredion Inc.	6.625%	4/15/37	25	30
International Flavors & Fragrances Inc.	3.200%	5/1/23	25	24

[7]	JM Smucker Co.	1.750%	3/15/18	75	75
[7]	JM Smucker Co.	2.500%	3/15/20	75	74
	JM Smucker Co.	3.500%	10/15/21	125	128
[7]	JM Smucker Co.	3.000%	3/15/22	100	98
[7]	JM Smucker Co.	3.500%	3/15/25	150	147
[7]	JM Smucker Co.	4.250%	3/15/35	150	140
[7]	JM Smucker Co.	4.375%	3/15/45	100	92
	Johnson & Johnson	5.550%	8/15/17	500	547
	Johnson & Johnson	2.950%	9/1/20	100	104
	Johnson & Johnson	3.375%	12/5/23	200	207
	Johnson & Johnson	6.950%	9/1/29	25	35
	Johnson & Johnson	4.950%	5/15/33	150	170
	Johnson & Johnson	4.375%	12/5/33	200	212
	Johnson & Johnson	5.950%	8/15/37	375	474
	Johnson & Johnson	4.500%	9/1/40	150	159
	Kaiser Foundation Hospitals	3.500%	4/1/22	50	51
	Kaiser Foundation Hospitals	4.875%	4/1/42	100	104
	Kellogg Co.	1.875%	11/17/16	350	353
	Kellogg Co.	4.150%	11/15/19	125	133
	Kellogg Co.	4.000%	12/15/20	647	688
	Kimberly-Clark Corp.	6.125%	8/1/17	275	303
	Kimberly-Clark Corp.	6.250%	7/15/18	50	57
	Kimberly-Clark Corp.	3.625%	8/1/20	140	150
	Kimberly-Clark Corp.	2.650%	3/1/25	125	121
	Kimberly-Clark Corp.	6.625%	8/1/37	250	329
	Koninklijke Philips NV	5.750%	3/11/18	200	219
	Koninklijke Philips NV	3.750%	3/15/22	300	302
	Koninklijke Philips NV	6.875%	3/11/38	175	214
	Koninklijke Philips NV	5.000%	3/15/42	50	49
	Kraft Foods Group Inc.	3.500%	6/6/22	150	150
	Kraft Foods Group Inc.	6.875%	1/26/39	425	515
	Kraft Foods Group Inc.	5.000%	6/4/42	325	321
	Kraft Heinz Foods Co.	2.250%	6/5/17	150	152
[7]	Kraft Heinz Foods Co.	1.600%	6/30/17	200	200
[7]	Kraft Heinz Foods Co.	2.000%	7/2/18	200	200
	Kraft Heinz Foods Co.	6.125%	8/23/18	75	84
	Kraft Heinz Foods Co.	5.375%	2/10/20	138	154
[7]	Kraft Heinz Foods Co.	2.800%	7/2/20	280	279
[7]	Kraft Heinz Foods Co.	3.500%	7/15/22	200	200
[7]	Kraft Heinz Foods Co.	3.950%	7/15/25	360	362
[7]	Kraft Heinz Foods Co.	5.000%	7/15/35	170	171
[7]	Kraft Heinz Foods Co.	5.200%	7/15/45	275	280
	Kroger Co.	2.200%	1/15/17	100	101
	Kroger Co.	6.150%	1/15/20	75	86
	Kroger Co.	3.300%	1/15/21	250	255
	Kroger Co.	2.950%	11/1/21	150	149
	Kroger Co.	3.400%	4/15/22	250	251
	Kroger Co.	4.000%	2/1/24	175	181
	Kroger Co.	7.700%	6/1/29	250	334
	Kroger Co.	8.000%	9/15/29	125	170
	Kroger Co.	7.500%	4/1/31	100	129
	Kroger Co.	6.900%	4/15/38	75	95
	Kroger Co.	5.150%	8/1/43	100	105
	Laboratory Corp. of America Holdings	2.200%	8/23/17	25	25
	Laboratory Corp. of America Holdings	2.500%	11/1/18	50	50
	Laboratory Corp. of America Holdings	2.625%	2/1/20	50	50
	Laboratory Corp. of America Holdings	3.200%	2/1/22	75	74
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	25
	Laboratory Corp. of America Holdings	3.600%	2/1/25	150	143
	Laboratory Corp. of America Holdings	4.700%	2/1/45	170	155
	Life Technologies Corp.	6.000%	3/1/20	125	141
	Life Technologies Corp.	5.000%	1/15/21	75	82
	Lorillard Tobacco Co.	3.500%	8/4/16	50	51
	Lorillard Tobacco Co.	8.125%	6/23/19	175	207
	Lorillard Tobacco Co.	3.750%	5/20/23	100	97
	Lorillard Tobacco Co.	7.000%	8/4/41	75	86
	Mattel Inc.	1.700%	3/15/18	50	50
	Mattel Inc.	2.350%	5/6/19	200	200
	Mattel Inc.	3.150%	3/15/23	25	24
	Mattel Inc.	5.450%	11/1/41	150	149
[4]	Mayo Clinic	3.774%	11/15/43	75	70

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Mayo Clinic	4.000%	11/15/47	100	95
	McCormick & Co. Inc.	3.900%	7/15/21	50	54
	McKesson Corp.	1.292%	3/10/17	250	250
	McKesson Corp.	2.284%	3/15/19	150	150
	McKesson Corp.	4.750%	3/1/21	25	27
	McKesson Corp.	3.796%	3/15/24	200	202
	McKesson Corp.	6.000%	3/1/41	200	229
	Mead Johnson Nutrition Co.	4.900%	11/1/19	100	108
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	113
	Medco Health Solutions Inc.	7.125%	3/15/18	250	285
	Medtronic Inc.	4.750%	9/15/15	100	101
[7]	Medtronic Inc.	1.500%	3/15/18	150	150
	Medtronic Inc.	5.600%	3/15/19	25	28
[7]	Medtronic Inc.	2.500%	3/15/20	400	402
	Medtronic Inc.	4.450%	3/15/20	125	136
	Medtronic Inc.	3.125%	3/15/22	260	262
[7]	Medtronic Inc.	3.150%	3/15/22	650	651
	Medtronic Inc.	2.750%	4/1/23	275	265
	Medtronic Inc.	3.625%	3/15/24	50	51
[7]	Medtronic Inc.	3.500%	3/15/25	850	844
[7]	Medtronic Inc.	4.375%	3/15/35	500	494
	Medtronic Inc.	6.500%	3/15/39	25	31
	Medtronic Inc.	5.550%	3/15/40	350	396
	Medtronic Inc.	4.500%	3/15/42	21	21
	Medtronic Inc.	4.000%	4/1/43	100	92
	Medtronic Inc.	4.625%	3/15/44	55	55
[7]	Medtronic Inc.	4.625%	3/15/45	725	730
	Memorial Sloan-Kettering
	Cancer Center	4.200%	7/1/55	25	23
	Memorial Sloan-Kettering
	Cancer Center New York GO	5.000%	7/1/42	50	53
	Memorial Sloan-Kettering
	Cancer Center New York GO	4.125%	7/1/52	150	133
	Merck & Co. Inc.	2.250%	1/15/16	400	404
	Merck & Co. Inc.	1.100%	1/31/18	50	50
	Merck & Co. Inc.	1.850%	2/10/20	200	198
	Merck & Co. Inc.	3.875%	1/15/21	250	267
	Merck & Co. Inc.	2.350%	2/10/22	125	121
	Merck & Co. Inc.	2.400%	9/15/22	250	240
	Merck & Co. Inc.	2.750%	2/10/25	200	191
	Merck & Co. Inc.	6.500%	12/1/33	75	98
	Merck & Co. Inc.	6.550%	9/15/37	125	164
	Merck & Co. Inc.	3.600%	9/15/42	75	66
	Merck & Co. Inc.	4.150%	5/18/43	375	364
	Merck & Co. Inc.	3.700%	2/10/45	400	356
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	100	111
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	150	179
	Molson Coors Brewing Co.	2.000%	5/1/17	25	25
	Molson Coors Brewing Co.	3.500%	5/1/22	25	25
	Molson Coors Brewing Co.	5.000%	5/1/42	100	97
	Mondelez International Inc.	6.500%	8/11/17	75	83
	Mondelez International Inc.	5.375%	2/10/20	210	234
	Mondelez International Inc.	6.500%	11/1/31	100	124
	Mondelez International Inc.	6.500%	2/9/40	225	279
	Mylan Inc.	1.350%	11/29/16	250	250
	Mylan Inc.	2.600%	6/24/18	20	20
	Mylan Inc.	2.550%	3/28/19	275	272
	Mylan Inc.	4.200%	11/29/23	250	255
	Mylan Inc.	5.400%	11/29/43	200	206
	New York Presbyterian Hospital	4.024%	8/1/45	100	91
	Newell Rubbermaid Inc.	2.050%	12/1/17	300	302
	Newell Rubbermaid Inc.	4.000%	12/1/24	100	101
	Novant Health Inc.	5.850%	11/1/19	150	171
	Novant Health Inc.	4.371%	11/1/43	150	140
	Novartis Capital Corp.	2.400%	9/21/22	75	73
	Novartis Capital Corp.	3.400%	5/6/24	400	406
	Novartis Capital Corp.	3.700%	9/21/42	75	69
	Novartis Capital Corp.	4.400%	5/6/44	350	362
	Novartis Securities Investment Ltd.	5.125%	2/10/19	650	722
	NYU Hospitals Center	4.784%	7/1/44	100	98

	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	100	104
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	150	202
	PepsiAmericas Inc.	5.000%	5/15/17	100	107
	PepsiCo Inc.	1.250%	8/13/17	200	200
	PepsiCo Inc.	1.250%	4/30/18	325	324
	PepsiCo Inc.	5.000%	6/1/18	325	356
	PepsiCo Inc.	7.900%	11/1/18	275	329
	PepsiCo Inc.	4.500%	1/15/20	25	27
	PepsiCo Inc.	1.850%	4/30/20	500	495
	PepsiCo Inc.	3.000%	8/25/21	150	154
	PepsiCo Inc.	2.750%	3/5/22	275	274
	PepsiCo Inc.	2.750%	4/30/25	500	476
	PepsiCo Inc.	5.500%	1/15/40	250	284
	PepsiCo Inc.	4.875%	11/1/40	200	211
	PepsiCo Inc.	4.000%	3/5/42	175	163
	PepsiCo Inc.	4.250%	10/22/44	100	97
	PerkinElmer Inc.	5.000%	11/15/21	75	82
	Perrigo Co. plc	2.300%	11/8/18	310	310
	Perrigo Co. plc	4.000%	11/15/23	200	203
	Perrigo Co. plc	5.300%	11/15/43	150	155
	Perrigo Finance plc	3.900%	12/15/24	200	197
	Pfizer Inc.	6.200%	3/15/19	600	685
	Pfizer Inc.	2.100%	5/15/19	450	453
	Pfizer Inc.	3.400%	5/15/24	450	452
	Pfizer Inc.	7.200%	3/15/39	275	380
	Pfizer Inc.	4.400%	5/15/44	100	98
	Pharmacia Corp.	6.600%	12/1/28	75	97
	Philip Morris International Inc.	2.500%	5/16/16	700	711
	Philip Morris International Inc.	1.625%	3/20/17	50	51
	Philip Morris International Inc.	1.125%	8/21/17	75	75
	Philip Morris International Inc.	1.250%	11/9/17	125	125
	Philip Morris International Inc.	5.650%	5/16/18	325	361
	Philip Morris International Inc.	2.625%	3/6/23	175	167
	Philip Morris International Inc.	3.250%	11/10/24	225	221
	Philip Morris International Inc.	6.375%	5/16/38	200	245
	Philip Morris International Inc.	4.375%	11/15/41	425	406
	Philip Morris International Inc.	4.500%	3/20/42	100	97
	Philip Morris International Inc.	3.875%	8/21/42	25	22
	Philip Morris International Inc.	4.125%	3/4/43	125	115
	Philip Morris International Inc.	4.875%	11/15/43	150	154
[4]	Procter & Gamble - Esop	9.360%	1/1/21	272	334
	Procter & Gamble Co.	1.450%	8/15/16	50	50
	Procter & Gamble Co.	4.700%	2/15/19	100	110
	Procter & Gamble Co.	1.900%	11/1/19	125	125
	Procter & Gamble Co.	2.300%	2/6/22	425	421
	Procter & Gamble Co.	3.100%	8/15/23	150	152
	Procter & Gamble Co.	6.450%	1/15/26	75	96
	Procter & Gamble Co.	5.500%	2/1/34	125	150
	Procter & Gamble Co.	5.550%	3/5/37	325	390
	Quest Diagnostics Inc.	2.700%	4/1/19	75	76
	Quest Diagnostics Inc.	2.500%	3/30/20	70	69
	Quest Diagnostics Inc.	4.250%	4/1/24	100	101
	Quest Diagnostics Inc.	3.500%	3/30/25	125	118
	Quest Diagnostics Inc.	4.700%	3/30/45	100	89
	Reynolds American Inc.	6.750%	6/15/17	150	164
	Reynolds American Inc.	2.300%	6/12/18	225	227
	Reynolds American Inc.	3.250%	6/12/20	445	450
	Reynolds American Inc.	4.000%	6/12/22	175	179
	Reynolds American Inc.	3.250%	11/1/22	90	86
	Reynolds American Inc.	4.850%	9/15/23	25	26
	Reynolds American Inc.	4.450%	6/12/25	375	381
	Reynolds American Inc.	5.700%	8/15/35	175	180
	Reynolds American Inc.	7.250%	6/15/37	125	149
	Reynolds American Inc.	4.750%	11/1/42	75	68
	Reynolds American Inc.	6.150%	9/15/43	25	27
	Reynolds American Inc.	5.850%	8/15/45	380	397
	Sanofi	1.250%	4/10/18	275	274
	Sanofi	4.000%	3/29/21	600	642
	Southern Baptist Hospital of
	Florida Inc.	4.857%	7/15/45	25	25

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	St. Jude Medical Inc.	3.250%	4/15/23	175	172
	St. Jude Medical Inc.	4.750%	4/15/43	175	175
	Stryker Corp.	2.000%	9/30/16	100	101
	Stryker Corp.	4.375%	1/15/20	50	55
	Stryker Corp.	3.375%	5/15/24	200	199
	Stryker Corp.	4.375%	5/15/44	100	97
	Sysco Corp.	1.450%	10/2/17	100	101
	Sysco Corp.	5.250%	2/12/18	250	272
	Sysco Corp.	2.350%	10/2/19	200	201
	Sysco Corp.	3.000%	10/2/21	125	126
	Sysco Corp.	3.500%	10/2/24	200	201
	Sysco Corp.	4.350%	10/2/34	150	151
	Sysco Corp.	5.375%	9/21/35	100	112
	Sysco Corp.	4.500%	10/2/44	150	151
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	75	76
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	62	63
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	422	407
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	404	410
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	25	25
[4]	Texas Health Resources	4.330%	11/15/55	25	23
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	500	505
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	300	319
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	200	196
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	100	98
	Trinity Health Corp.	4.125%	12/1/45	50	46
	Tupperware Brands Corp.	4.750%	6/1/21	50	53
	Tyson Foods Inc.	2.650%	8/15/19	75	75
	Tyson Foods Inc.	4.500%	6/15/22	275	292
	Tyson Foods Inc.	3.950%	8/15/24	100	101
	Tyson Foods Inc.	4.875%	8/15/34	550	554
	Tyson Foods Inc.	5.150%	8/15/44	100	103
	Unilever Capital Corp.	2.200%	3/6/19	200	202
	Unilever Capital Corp.	4.250%	2/10/21	200	220
	Unilever Capital Corp.	5.900%	11/15/32	50	64
	Whirlpool Corp.	1.350%	3/1/17	175	176
	Whirlpool Corp.	1.650%	11/1/17	100	101
	Whirlpool Corp.	4.000%	3/1/24	175	179
	Whirlpool Corp.	3.700%	5/1/25	75	74
	Wyeth LLC	5.450%	4/1/17	50	54
	Wyeth LLC	7.250%	3/1/23	250	320
	Wyeth LLC	6.450%	2/1/24	100	123
	Wyeth LLC	6.500%	2/1/34	150	189
	Wyeth LLC	6.000%	2/15/36	175	210
	Wyeth LLC	5.950%	4/1/37	400	476
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	31
	Zimmer Biomet Holdings Inc.	1.450%	4/1/17	125	125
	Zimmer Biomet Holdings Inc.	2.000%	4/1/18	200	201
	Zimmer Biomet Holdings Inc.	4.625%	11/30/19	50	54
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	200	199
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	100	100
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	172
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	250	241
	Zimmer Biomet Holdings Inc.	4.250%	8/15/35	200	185
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	56
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	250	229
	Zoetis Inc.	1.150%	2/1/16	25	25
	Zoetis Inc.	1.875%	2/1/18	25	25
	Zoetis Inc.	3.250%	2/1/23	300	290
	Zoetis Inc.	4.700%	2/1/43	200	190

	Energy (2.9%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	125	146
	Anadarko Petroleum Corp.	5.950%	9/15/16	500	527
	Anadarko Petroleum Corp.	6.375%	9/15/17	335	368
	Anadarko Petroleum Corp.	6.450%	9/15/36	200	230
	Anadarko Petroleum Corp.	7.950%	6/15/39	25	33
	Anadarko Petroleum Corp.	6.200%	3/15/40	275	310
	Anadarko Petroleum Corp.	4.500%	7/15/44	200	183
	Apache Corp.	5.625%	1/15/17	100	106
	Apache Corp.	1.750%	4/15/17	75	75
	Apache Corp.	6.900%	9/15/18	300	345

	Apache Corp.	3.625%	2/1/21	75	77
	Apache Corp.	6.000%	1/15/37	350	380
	Apache Corp.	5.100%	9/1/40	350	340
	Apache Corp.	4.750%	4/15/43	200	185
	Apache Corp.	4.250%	1/15/44	75	65
	Baker Hughes Inc.	3.200%	8/15/21	300	305
	Baker Hughes Inc.	6.875%	1/15/29	100	125
	Baker Hughes Inc.	5.125%	9/15/40	275	292
	Boardwalk Pipelines LP	5.500%	2/1/17	100	104
	Boardwalk Pipelines LP	3.375%	2/1/23	100	91
	Boardwalk Pipelines LP	4.950%	12/15/24	150	147
	BP Capital Markets plc	2.248%	11/1/16	500	508
	BP Capital Markets plc	1.846%	5/5/17	225	228
	BP Capital Markets plc	1.375%	11/6/17	200	200
	BP Capital Markets plc	1.674%	2/13/18	300	301
	BP Capital Markets plc	4.750%	3/10/19	175	191
	BP Capital Markets plc	2.237%	5/10/19	425	428
	BP Capital Markets plc	2.315%	2/13/20	500	498
	BP Capital Markets plc	4.500%	10/1/20	225	246
	BP Capital Markets plc	4.742%	3/11/21	350	384
	BP Capital Markets plc	3.062%	3/17/22	25	25
	BP Capital Markets plc	3.245%	5/6/22	250	251
	BP Capital Markets plc	2.500%	11/6/22	75	71
	BP Capital Markets plc	2.750%	5/10/23	300	287
	BP Capital Markets plc	3.994%	9/26/23	200	205
	BP Capital Markets plc	3.814%	2/10/24	400	406
	BP Capital Markets plc	3.506%	3/17/25	200	197
	Buckeye Partners LP	2.650%	11/15/18	225	224
	Buckeye Partners LP	4.150%	7/1/23	75	73
	Buckeye Partners LP	5.850%	11/15/43	25	24
	Burlington Resources Finance Co.	7.400%	12/1/31	175	230
	Cameron International Corp.	6.375%	7/15/18	150	167
	Cameron International Corp.	4.000%	12/15/23	250	250
	Cameron International Corp.	3.700%	6/15/24	100	96
	Cameron International Corp.	7.000%	7/15/38	100	115
	Canadian Natural Resources Ltd.	6.000%	8/15/16	125	131
	Canadian Natural Resources Ltd.	5.700%	5/15/17	225	242
	Canadian Natural Resources Ltd.	7.200%	1/15/32	225	271
	Canadian Natural Resources Ltd.	6.450%	6/30/33	125	143
	Canadian Natural Resources Ltd.	6.500%	2/15/37	150	171
	Cenovus Energy Inc.	5.700%	10/15/19	50	56
	Cenovus Energy Inc.	6.750%	11/15/39	375	425
	Cenovus Energy Inc.	4.450%	9/15/42	150	131
	Cenovus Energy Inc.	5.200%	9/15/43	100	95
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	50	54
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	283
	Chevron Corp.	1.345%	11/15/17	450	452
	Chevron Corp.	1.104%	12/5/17	175	174
	Chevron Corp.	1.365%	3/2/18	175	175
	Chevron Corp.	1.718%	6/24/18	350	352
	Chevron Corp.	4.950%	3/3/19	275	304
	Chevron Corp.	2.193%	11/15/19	300	301
	Chevron Corp.	1.961%	3/3/20	275	273
	Chevron Corp.	2.411%	3/3/22	125	121
	Chevron Corp.	2.355%	12/5/22	325	310
	Chevron Corp.	3.191%	6/24/23	400	401
	Cimarex Energy Co.	4.375%	6/1/24	200	197
[7]	Columbia Pipeline Group Inc.	2.450%	6/1/18	100	101
[7]	Columbia Pipeline Group Inc.	3.300%	6/1/20	125	125
[7]	Columbia Pipeline Group Inc.	4.500%	6/1/25	200	197
	ConocoPhillips	5.750%	2/1/19	875	988
	ConocoPhillips	5.900%	10/15/32	50	58
	ConocoPhillips	5.900%	5/15/38	50	58
	ConocoPhillips	6.500%	2/1/39	475	587
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	250	264
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	234
	ConocoPhillips Co.	2.400%	12/15/22	250	237
	ConocoPhillips Co.	3.350%	11/15/24	250	248
	ConocoPhillips Co.	4.150%	11/15/34	100	97
	ConocoPhillips Co.	4.300%	11/15/44	125	119
	ConocoPhillips Holding Co.	6.950%	4/15/29	150	191

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Continental Resources Inc.	5.000%	9/15/22	350	343
	Continental Resources Inc.	4.500%	4/15/23	225	217
	Continental Resources Inc.	3.800%	6/1/24	600	546
	Continental Resources Inc.	4.900%	6/1/44	75	64
	Devon Energy Corp.	4.000%	7/15/21	100	105
	Devon Energy Corp.	3.250%	5/15/22	125	123
	Devon Energy Corp.	7.950%	4/15/32	50	65
	Devon Energy Corp.	5.600%	7/15/41	250	261
	Devon Energy Corp.	4.750%	5/15/42	75	72
	Devon Financing Corp. LLC	7.875%	9/30/31	300	387
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	75	84
	Diamond Offshore Drilling Inc.	3.450%	11/1/23	25	24
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	100	87
	Diamond Offshore Drilling Inc.	4.875%	11/1/43	125	99
	Dominion Gas Holdings LLC	3.600%	12/15/24	200	199
	Dominion Gas Holdings LLC	4.600%	12/15/44	400	375
[7]	Enable Midstream Partners LP	2.400%	5/15/19	100	96
[7]	Enable Midstream Partners LP	3.900%	5/15/24	100	93
[7]	Enable Midstream Partners LP	5.000%	5/15/44	100	84
	Enbridge Energy Partners LP	6.500%	4/15/18	75	83
	Enbridge Energy Partners LP	9.875%	3/1/19	225	277
	Enbridge Energy Partners LP	7.500%	4/15/38	150	173
	Enbridge Inc.	4.500%	6/10/44	100	82
	Encana Corp.	6.500%	8/15/34	325	352
	Encana Corp.	6.625%	8/15/37	125	134
	Energy Transfer Partners LP	6.125%	2/15/17	50	54
	Energy Transfer Partners LP	2.500%	6/15/18	100	100
	Energy Transfer Partners LP	9.000%	4/15/19	229	275
	Energy Transfer Partners LP	4.150%	10/1/20	225	231
	Energy Transfer Partners LP	4.650%	6/1/21	280	289
	Energy Transfer Partners LP	3.600%	2/1/23	475	449
	Energy Transfer Partners LP	4.050%	3/15/25	1,000	941
	Energy Transfer Partners LP	4.750%	1/15/26	100	98
	Energy Transfer Partners LP	6.625%	10/15/36	150	159
	Energy Transfer Partners LP	6.050%	6/1/41	100	98
	Energy Transfer Partners LP	6.500%	2/1/42	175	181
	Energy Transfer Partners LP	5.150%	3/15/45	250	220
	EnLink Midstream Partners LP	2.700%	4/1/19	100	99
	EnLink Midstream Partners LP	4.400%	4/1/24	50	50
	EnLink Midstream Partners LP	4.150%	6/1/25	100	97
	EnLink Midstream Partners LP	5.600%	4/1/44	50	49
	Ensco plc	4.700%	3/15/21	300	305
	Ensco plc	5.200%	3/15/25	900	890
	Enterprise Products Operating LLC	6.300%	9/15/17	125	138
	Enterprise Products Operating LLC	6.650%	4/15/18	75	85
	Enterprise Products Operating LLC	1.650%	5/7/18	50	50
	Enterprise Products Operating LLC	6.500%	1/31/19	50	57
	Enterprise Products Operating LLC	2.550%	10/15/19	225	225
	Enterprise Products Operating LLC	5.200%	9/1/20	300	334
	Enterprise Products Operating LLC	3.350%	3/15/23	200	195
	Enterprise Products Operating LLC	3.900%	2/15/24	350	352
	Enterprise Products Operating LLC	3.750%	2/15/25	150	147
	Enterprise Products Operating LLC	3.700%	2/15/26	100	97
	Enterprise Products Operating LLC	6.875%	3/1/33	175	215
	Enterprise Products Operating LLC	7.550%	4/15/38	250	316
	Enterprise Products Operating LLC	5.950%	2/1/41	175	190
	Enterprise Products Operating LLC	4.450%	2/15/43	50	45
	Enterprise Products Operating LLC	4.850%	3/15/44	300	281
	Enterprise Products Operating LLC	5.100%	2/15/45	350	339
	Enterprise Products Operating LLC	4.900%	5/15/46	100	94
	Enterprise Products Operating LLC	4.950%	10/15/54	100	94
[4]	Enterprise Products Operating LLC	8.375%	8/1/66	100	105
[4]	Enterprise Products Operating LLC	7.034%	1/15/68	225	242
	EOG Resources Inc.	5.875%	9/15/17	125	138
	EOG Resources Inc.	4.400%	6/1/20	100	109
	EOG Resources Inc.	4.100%	2/1/21	350	376
	EOG Resources Inc.	2.625%	3/15/23	450	431
	EOG Resources Inc.	3.900%	4/1/35	75	70
	EQT Corp.	6.500%	4/1/18	350	384
	EQT Corp.	4.875%	11/15/21	125	131
	Exxon Mobil Corp.	1.305%	3/6/18	400	399

Exxon Mobil Corp.	1.912%	3/6/20	300	298
Exxon Mobil Corp.	2.397%	3/6/22	350	343
Exxon Mobil Corp.	2.709%	3/6/25	300	291
Exxon Mobil Corp.	3.567%	3/6/45	175	158
FMC Technologies Inc.	2.000%	10/1/17	100	100
FMC Technologies Inc.	3.450%	10/1/22	25	24
Halliburton Co.	1.000%	8/1/16	125	125
Halliburton Co.	2.000%	8/1/18	125	126
Halliburton Co.	6.150%	9/15/19	200	230
Halliburton Co.	3.500%	8/1/23	225	227
Halliburton Co.	6.700%	9/15/38	125	156
Halliburton Co.	7.450%	9/15/39	200	267
Halliburton Co.	4.750%	8/1/43	150	152
Hess Corp.	3.500%	7/15/24	100	96
Hess Corp.	7.875%	10/1/29	350	439
Hess Corp.	7.125%	3/15/33	100	114
Hess Corp.	6.000%	1/15/40	150	159
Hess Corp.	5.600%	2/15/41	300	306
Husky Energy Inc.	6.150%	6/15/19	100	111
Husky Energy Inc.	4.000%	4/15/24	150	148
Husky Energy Inc.	6.800%	9/15/37	50	58
Kerr-McGee Corp.	6.950%	7/1/24	250	301
Kerr-McGee Corp.	7.875%	9/15/31	50	64
Kinder Morgan Energy Partners LP	5.950%	2/15/18	300	328
Kinder Morgan Energy Partners LP	9.000%	2/1/19	365	438
Kinder Morgan Energy Partners LP	6.850%	2/15/20	850	981
Kinder Morgan Energy Partners LP	3.500%	3/1/21	125	123
Kinder Morgan Energy Partners LP	5.000%	10/1/21	150	159
Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	23
Kinder Morgan Energy Partners LP	3.500%	9/1/23	125	116
Kinder Morgan Energy Partners LP	4.300%	5/1/24	300	296
Kinder Morgan Energy Partners LP	4.250%	9/1/24	100	97
Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	306
Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	49
Kinder Morgan Energy Partners LP	6.500%	2/1/37	450	463
Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	54
Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	205
Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	256
Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	22
Kinder Morgan Energy Partners LP	4.700%	11/1/42	375	312
Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	65
Kinder Morgan Inc.	7.000%	6/15/17	150	162
Kinder Morgan Inc.	2.000%	12/1/17	125	124
Kinder Morgan Inc.	3.050%	12/1/19	700	699
Kinder Morgan Inc.	4.300%	6/1/25	105	101
Kinder Morgan Inc.	7.800%	8/1/31	90	103
Kinder Morgan Inc.	7.750%	1/15/32	165	189
Kinder Morgan Inc.	5.300%	12/1/34	175	161
Kinder Morgan Inc.	5.550%	6/1/45	275	254
Kinder Morgan Inc.	5.050%	2/15/46	350	302
Magellan Midstream Partners LP	5.650%	10/15/16	80	84
Magellan Midstream Partners LP	6.550%	7/15/19	75	86
Magellan Midstream Partners LP	4.250%	2/1/21	225	239
Magellan Midstream Partners LP	3.200%	3/15/25	125	119
Magellan Midstream Partners LP	5.150%	10/15/43	275	277
Marathon Oil Corp.	6.000%	10/1/17	125	137
Marathon Oil Corp.	5.900%	3/15/18	46	50
Marathon Oil Corp.	2.700%	6/1/20	150	149
Marathon Oil Corp.	2.800%	11/1/22	175	165
Marathon Oil Corp.	3.850%	6/1/25	250	245
Marathon Oil Corp.	6.800%	3/15/32	300	346
Marathon Oil Corp.	5.200%	6/1/45	100	97
Marathon Petroleum Corp.	5.125%	3/1/21	375	412
Marathon Petroleum Corp.	4.750%	9/15/44	250	229
Murphy Oil Corp.	2.500%	12/1/17	200	200
Murphy Oil Corp.	3.700%	12/1/22	50	46
Murphy Oil Corp.	5.125%	12/1/42	125	103
Nabors Industries Inc.	6.150%	2/15/18	450	485
Nabors Industries Inc.	5.000%	9/15/20	175	182
National Fuel Gas Co.	3.750%	3/1/23	275	254
National Oilwell Varco Inc.	1.350%	12/1/17	200	198

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
National Oilwell Varco Inc.	2.600%	12/1/22	25	24
National Oilwell Varco Inc.	3.950%	12/1/42	125	109
NiSource Finance Corp.	6.400%	3/15/18	30	34
NiSource Finance Corp.	6.800%	1/15/19	75	86
NiSource Finance Corp.	6.125%	3/1/22	75	86
NiSource Finance Corp.	6.250%	12/15/40	150	177
NiSource Finance Corp.	5.800%	2/1/42	150	174
NiSource Finance Corp.	4.800%	2/15/44	125	127
Noble Energy Inc.	8.250%	3/1/19	475	564
Noble Energy Inc.	5.250%	11/15/43	375	368
Noble Holding International Ltd.	2.500%	3/15/17	100	100
Noble Holding International Ltd.	4.900%	8/1/20	125	128
Noble Holding International Ltd.	3.950%	3/15/22	50	45
Noble Holding International Ltd.	6.200%	8/1/40	100	85
Noble Holding International Ltd.	6.050%	3/1/41	150	125
Noble Holding International Ltd.	5.250%	3/15/42	100	76
Occidental Petroleum Corp.	1.500%	2/15/18	750	747
Occidental Petroleum Corp.	4.100%	2/1/21	350	377
Occidental Petroleum Corp.	2.700%	2/15/23	350	337
Oceaneering International Inc.	4.650%	11/15/24	85	85
ONEOK Partners LP	6.150%	10/1/16	150	159
ONEOK Partners LP	2.000%	10/1/17	175	175
ONEOK Partners LP	8.625%	3/1/19	225	266
ONEOK Partners LP	3.375%	10/1/22	100	92
ONEOK Partners LP	6.650%	10/1/36	300	313
ONEOK Partners LP	6.125%	2/1/41	150	146
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	250	274
Petro-Canada	7.875%	6/15/26	25	33
Petro-Canada	7.000%	11/15/28	100	127
Petro-Canada	5.350%	7/15/33	150	159
Petro-Canada	6.800%	5/15/38	225	281
Phillips 66	2.950%	5/1/17	350	359
Phillips 66	4.300%	4/1/22	275	288
Phillips 66	4.650%	11/15/34	200	196
Phillips 66	5.875%	5/1/42	175	190
Phillips 66	4.875%	11/15/44	450	428
Phillips 66 Partners LP	2.646%	2/15/20	35	34
Phillips 66 Partners LP	3.605%	2/15/25	125	117
Phillips 66 Partners LP	4.680%	2/15/45	50	44
Pioneer Natural Resources Co.	6.875%	5/1/18	250	281
Pioneer Natural Resources Co.	3.950%	7/15/22	200	201
Plains All American Pipeline LP /
PAA Finance Corp.	6.500%	5/1/18	25	28
Plains All American Pipeline LP /
PAA Finance Corp.	8.750%	5/1/19	75	91
Plains All American Pipeline LP /
PAA Finance Corp.	5.000%	2/1/21	550	596
Plains All American Pipeline LP /
PAA Finance Corp.	3.600%	11/1/24	300	289
Plains All American Pipeline LP /
PAA Finance Corp.	4.300%	1/31/43	325	276
Plains All American Pipeline LP /
PAA Finance Corp.	4.700%	6/15/44	200	183
Pride International Inc.	8.500%	6/15/19	450	532
Pride International Inc.	6.875%	8/15/20	200	228
Questar Corp.	2.750%	2/1/16	25	25
Regency Energy Partners LP /
Regency Energy Finance Corp.	6.500%	7/15/21	200	212
Regency Energy Partners LP /
Regency Energy Finance Corp.	5.875%	3/1/22	300	319
Regency Energy Partners LP /
Regency Energy Finance Corp.	5.000%	10/1/22	200	203
Regency Energy Partners LP /
Regency Energy Finance Corp.	5.500%	4/15/23	200	202
Regency Energy Partners LP /
Regency Energy Finance Corp.	4.500%	11/1/23	100	97
Rowan Cos. Inc.	5.000%	9/1/17	175	181
Rowan Cos. Inc.	7.875%	8/1/19	75	85
Rowan Cos. Inc.	4.750%	1/15/24	50	48
Rowan Cos. Inc.	5.400%	12/1/42	100	81
Schlumberger Investment SA	3.650%	12/1/23	225	232

	SESI LLC	7.125%	12/15/21	125	132
	Shell International Finance BV	1.900%	8/10/18	75	75
	Shell International Finance BV	2.000%	11/15/18	800	804
	Shell International Finance BV	4.300%	9/22/19	550	599
	Shell International Finance BV	4.375%	3/25/20	325	356
	Shell International Finance BV	2.125%	5/11/20	400	399
	Shell International Finance BV	3.400%	8/12/23	75	77
	Shell International Finance BV	3.250%	5/11/25	200	198
	Shell International Finance BV	4.125%	5/11/35	200	196
	Shell International Finance BV	6.375%	12/15/38	475	599
	Shell International Finance BV	5.500%	3/25/40	125	143
	Shell International Finance BV	4.550%	8/12/43	400	402
	Shell International Finance BV	4.375%	5/11/45	400	394
[7]	Southern Natural Gas Co. LLC	5.900%	4/1/17	200	213
	Southwestern Energy Co.	7.500%	2/1/18	175	195
	Southwestern Energy Co.	4.100%	3/15/22	175	172
	Spectra Energy Capital LLC	6.200%	4/15/18	300	328
	Spectra Energy Capital LLC	6.750%	2/15/32	50	53
	Spectra Energy Partners LP	2.950%	9/25/18	25	26
	Spectra Energy Partners LP	3.500%	3/15/25	200	191
	Spectra Energy Partners LP	4.500%	3/15/45	250	221
	Suncor Energy Inc.	6.100%	6/1/18	25	28
	Suncor Energy Inc.	5.950%	12/1/34	75	86
	Suncor Energy Inc.	6.500%	6/15/38	525	642
	Sunoco Logistics Partners
	Operations LP	3.450%	1/15/23	50	47
	Sunoco Logistics Partners
	Operations LP	4.250%	4/1/24	75	73
	Sunoco Logistics Partners
	Operations LP	4.950%	1/15/43	175	153
	Sunoco Logistics Partners
	Operations LP	5.300%	4/1/44	325	296
	Talisman Energy Inc.	7.750%	6/1/19	200	228
	Talisman Energy Inc.	3.750%	2/1/21	225	222
	Talisman Energy Inc.	5.850%	2/1/37	150	144
	Talisman Energy Inc.	6.250%	2/1/38	125	126
	Tosco Corp.	8.125%	2/15/30	100	139
	Total Capital Canada Ltd.	1.450%	1/15/18	75	75
	Total Capital Canada Ltd.	2.750%	7/15/23	125	120
	Total Capital International SA	1.000%	8/12/16	100	100
	Total Capital International SA	1.550%	6/28/17	350	353
	Total Capital International SA	2.125%	1/10/19	350	352
	Total Capital International SA	2.750%	6/19/21	150	150
	Total Capital International SA	2.875%	2/17/22	300	298
	Total Capital International SA	2.700%	1/25/23	50	48
	Total Capital International SA	3.700%	1/15/24	775	795
	Total Capital SA	2.125%	8/10/18	250	254
	Total Capital SA	4.450%	6/24/20	375	409
	Total Capital SA	4.125%	1/28/21	125	134
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	170
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	186
	TransCanada PipeLines Ltd.	4.625%	3/1/34	350	349
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	166
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	333
	TransCanada PipeLines Ltd.	6.200%	10/15/37	475	543
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	152
[4]	TransCanada PipeLines Ltd.	6.350%	5/15/67	275	262
	Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	265	294
	Valero Energy Corp.	9.375%	3/15/19	100	123
	Valero Energy Corp.	6.125%	2/1/20	75	86
	Valero Energy Corp.	7.500%	4/15/32	725	892
	Weatherford International LLC	6.350%	6/15/17	250	268
	Weatherford International LLC	6.800%	6/15/37	150	141
	Weatherford International Ltd.	6.000%	3/15/18	325	346
	Weatherford International Ltd.	4.500%	4/15/22	125	117
	Weatherford International Ltd.	6.500%	8/1/36	275	253
	Weatherford International Ltd.	6.750%	9/15/40	100	93
	Western Gas Partners LP	5.375%	6/1/21	300	329
	Western Gas Partners LP	5.450%	4/1/44	150	149
	Williams Cos. Inc.	7.500%	1/15/31	116	127
	Williams Cos. Inc.	7.750%	6/15/31	185	206

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Williams Cos. Inc.	5.750%	6/24/44	200	186
	Williams Partners LP	5.250%	3/15/20	475	517
	Williams Partners LP	4.125%	11/15/20	275	286
	Williams Partners LP	3.600%	3/15/22	150	145
	Williams Partners LP	3.350%	8/15/22	125	120
	Williams Partners LP	3.900%	1/15/25	225	211
	Williams Partners LP	6.300%	4/15/40	100	103
	Williams Partners LP	5.400%	3/4/44	400	369
	Williams Partners LP	5.100%	9/15/45	150	133
	Williams Partners LP /
	ACMP Finance Corp.	4.875%	5/15/23	150	148
	Williams Partners LP /
	ACMP Finance Corp.	4.875%	3/15/24	200	197
	XTO Energy Inc.	6.250%	8/1/17	375	414

	Other Industrial (0.1%)
	California Institute of Technology GO	4.700%	11/1/11	50	48
	California Institute of Technology GO	4.321%	8/1/45	200	200
	Cintas Corp. No 2	6.125%	12/1/17	150	166
	Cintas Corp. No 2	3.250%	6/1/22	75	75
	Fluor Corp.	3.375%	9/15/21	75	78
	Fluor Corp.	3.500%	12/15/24	150	151
	Howard Hughes Medical Institute
	Revenue	3.500%	9/1/23	200	207
[4]	Johns Hopkins University Maryland GO	4.083%	7/1/53	75	72
[4]	Massachusetts Institute of
	Technology GO	3.959%	7/1/38	125	125
	Massachusetts Institute of
	Technology GO	5.600%	7/1/11	200	240
	Massachusetts Institute of
	Technology GO	4.678%	7/1/14	75	75
[4]	Northwestern University GO	3.688%	12/1/38	100	96
[4]	Northwestern University Illinois GO	4.643%	12/1/44	75	81
[4]	University of Notre Dame DU LAC
	Indiana GO	3.438%	2/15/45	100	90
	University of Pennsylvania GO	4.674%	9/1/12	250	245
	Yale University Connecticut GO	2.086%	4/15/19	50	50

	Technology (1.6%)
	Adobe Systems Inc.	4.750%	2/1/20	175	192
	Adobe Systems Inc.	3.250%	2/1/25	200	193
	Altera Corp.	1.750%	5/15/17	50	50
	Altera Corp.	2.500%	11/15/18	225	230
	Altera Corp.	4.100%	11/15/23	75	79
	Amphenol Corp.	1.550%	9/15/17	100	100
	Amphenol Corp.	2.550%	1/30/19	200	202
	Analog Devices Inc.	2.875%	6/1/23	150	145
	Apple Inc.	1.050%	5/5/17	275	276
	Apple Inc.	0.900%	5/12/17	150	150
	Apple Inc.	1.000%	5/3/18	450	445
	Apple Inc.	2.100%	5/6/19	425	429
	Apple Inc.	1.550%	2/7/20	225	220
	Apple Inc.	2.000%	5/6/20	200	199
	Apple Inc.	2.850%	5/6/21	1,225	1,241
	Apple Inc.	2.150%	2/9/22	325	310
	Apple Inc.	2.700%	5/13/22	500	493
	Apple Inc.	2.400%	5/3/23	725	692
	Apple Inc.	3.450%	5/6/24	450	459
	Apple Inc.	2.500%	2/9/25	100	93
	Apple Inc.	3.200%	5/13/25	350	346
	Apple Inc.	3.850%	5/4/43	450	406
	Apple Inc.	4.450%	5/6/44	175	175
	Apple Inc.	3.450%	2/9/45	225	191
	Apple Inc.	4.375%	5/13/45	350	343
	Applied Materials Inc.	4.300%	6/15/21	150	160
	Applied Materials Inc.	5.850%	6/15/41	150	170
	Arrow Electronics Inc.	3.000%	3/1/18	50	51
	Arrow Electronics Inc.	3.500%	4/1/22	100	98
	Arrow Electronics Inc.	4.500%	3/1/23	50	51
	Arrow Electronics Inc.	4.000%	4/1/25	100	98
	Autodesk Inc.	1.950%	12/15/17	25	25

Autodesk Inc.	3.125%	6/15/20	100	100
Autodesk Inc.	3.600%	12/15/22	25	25
Autodesk Inc.	4.375%	6/15/25	50	50
Avnet Inc.	5.875%	6/15/20	200	222
Baidu Inc.	2.750%	6/9/19	200	200
Baidu Inc.	3.500%	11/28/22	500	493
Broadcom Corp.	2.700%	11/1/18	50	51
Broadcom Corp.	2.500%	8/15/22	325	317
Broadridge Financial Solutions Inc.	3.950%	9/1/20	25	26
CA Inc.	5.375%	12/1/19	175	195
CA Inc.	4.500%	8/15/23	75	78
Cadence Design Systems Inc.	4.375%	10/15/24	100	101
Cisco Systems Inc.	1.100%	3/3/17	100	100
Cisco Systems Inc.	3.150%	3/14/17	50	52
Cisco Systems Inc.	4.950%	2/15/19	475	524
Cisco Systems Inc.	2.125%	3/1/19	600	604
Cisco Systems Inc.	4.450%	1/15/20	825	901
Cisco Systems Inc.	2.900%	3/4/21	75	76
Cisco Systems Inc.	3.625%	3/4/24	125	129
Cisco Systems Inc.	5.900%	2/15/39	200	238
Cisco Systems Inc.	5.500%	1/15/40	275	311
Computer Sciences Corp.	6.500%	3/15/18	50	55
Corning Inc.	1.500%	5/8/18	250	250
Corning Inc.	6.625%	5/15/19	25	29
Corning Inc.	2.900%	5/15/22	175	174
Corning Inc.	3.700%	11/15/23	200	205
Corning Inc.	4.700%	3/15/37	225	226
Corning Inc.	5.750%	8/15/40	75	86
Dun & Bradstreet Corp.	4.375%	12/1/22	50	49
EMC Corp.	1.875%	6/1/18	460	461
EMC Corp.	2.650%	6/1/20	165	167
EMC Corp.	3.375%	6/1/23	220	219
Equifax Inc.	6.300%	7/1/17	25	27
Fidelity National Information
Services Inc.	2.000%	4/15/18	25	25
Fidelity National Information
Services Inc.	5.000%	3/15/22	50	53
Fidelity National Information
Services Inc.	3.500%	4/15/23	650	630
Fiserv Inc.	3.125%	10/1/15	50	50
Fiserv Inc.	2.700%	6/1/20	125	125
Fiserv Inc.	3.500%	10/1/22	150	149
Fiserv Inc.	3.850%	6/1/25	300	300
Google Inc.	3.625%	5/19/21	150	160
Hewlett-Packard Co.	3.000%	9/15/16	150	153
Hewlett-Packard Co.	3.300%	12/9/16	50	51
Hewlett-Packard Co.	2.600%	9/15/17	150	153
Hewlett-Packard Co.	5.500%	3/1/18	75	82
Hewlett-Packard Co.	3.750%	12/1/20	325	335
Hewlett-Packard Co.	4.300%	6/1/21	850	884
Hewlett-Packard Co.	4.375%	9/15/21	200	207
Hewlett-Packard Co.	4.650%	12/9/21	350	371
Hewlett-Packard Co.	6.000%	9/15/41	100	99
Ingram Micro Inc.	4.950%	12/15/24	250	254
Intel Corp.	1.950%	10/1/16	100	101
Intel Corp.	1.350%	12/15/17	775	775
Intel Corp.	3.300%	10/1/21	100	104
Intel Corp.	2.700%	12/15/22	275	269
Intel Corp.	4.000%	12/15/32	150	144
Intel Corp.	4.800%	10/1/41	475	475
Intel Corp.	4.250%	12/15/42	325	304
International Business Machines Corp.	2.000%	1/5/16	25	25
International Business Machines Corp.	5.700%	9/14/17	2,150	2,357
International Business Machines Corp.	1.950%	2/12/19	225	226
International Business Machines Corp.	1.625%	5/15/20	25	24
International Business Machines Corp.	3.375%	8/1/23	50	50
International Business Machines Corp.	3.625%	2/12/24	400	404
International Business Machines Corp.	7.000%	10/30/25	300	386
International Business Machines Corp.	6.220%	8/1/27	75	93
International Business Machines Corp.	6.500%	1/15/28	75	95
International Business Machines Corp.	5.600%	11/30/39	98	111

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	International Business Machines Corp.	4.000%	6/20/42	68	61
	Jabil Circuit Inc.	5.625%	12/15/20	100	108
	Juniper Networks Inc.	3.300%	6/15/20	200	201
	Juniper Networks Inc.	4.600%	3/15/21	50	53
	Juniper Networks Inc.	4.350%	6/15/25	50	50
	Juniper Networks Inc.	5.950%	3/15/41	25	25
[7]	Keysight Technologies Inc.	3.300%	10/30/19	100	100
[7]	Keysight Technologies Inc.	4.550%	10/30/24	100	96
	KLA-Tencor Corp.	2.375%	11/1/17	100	101
	KLA-Tencor Corp.	4.125%	11/1/21	300	307
	KLA-Tencor Corp.	4.650%	11/1/24	200	199
	Lam Research Corp.	2.750%	3/15/20	100	99
	Lam Research Corp.	3.800%	3/15/25	100	97
	Lender Processing Services Inc /
	Black Knight Lending Solutions Inc	5.750%	4/15/23	65	69
	Lexmark International Inc.	6.650%	6/1/18	150	165
	Maxim Integrated Products Inc.	3.375%	3/15/23	25	24
	Microsoft Corp.	1.625%	9/25/15	150	150
	Microsoft Corp.	1.000%	5/1/18	200	199
	Microsoft Corp.	4.200%	6/1/19	25	27
	Microsoft Corp.	3.000%	10/1/20	225	234
	Microsoft Corp.	2.375%	2/12/22	250	245
	Microsoft Corp.	2.125%	11/15/22	200	190
	Microsoft Corp.	2.375%	5/1/23	250	242
	Microsoft Corp.	3.625%	12/15/23	300	312
	Microsoft Corp.	2.700%	2/12/25	250	240
	Microsoft Corp.	3.500%	2/12/35	250	229
	Microsoft Corp.	5.200%	6/1/39	25	28
	Microsoft Corp.	4.500%	10/1/40	100	102
	Microsoft Corp.	5.300%	2/8/41	50	56
	Microsoft Corp.	3.500%	11/15/42	280	242
	Microsoft Corp.	3.750%	5/1/43	45	41
	Microsoft Corp.	3.750%	2/12/45	275	246
	Microsoft Corp.	4.000%	2/12/55	400	361
	Motorola Solutions Inc.	3.750%	5/15/22	250	244
	Motorola Solutions Inc.	7.500%	5/15/25	50	60
	Motorola Solutions Inc.	5.500%	9/1/44	100	93
	NetApp Inc.	3.375%	6/15/21	300	295
	Oracle Corp.	1.200%	10/15/17	325	325
	Oracle Corp.	5.750%	4/15/18	300	334
	Oracle Corp.	2.375%	1/15/19	225	228
	Oracle Corp.	5.000%	7/8/19	550	611
	Oracle Corp.	2.250%	10/8/19	225	226
	Oracle Corp.	2.500%	5/15/22	350	340
	Oracle Corp.	2.500%	10/15/22	515	496
	Oracle Corp.	3.400%	7/8/24	450	451
	Oracle Corp.	2.950%	5/15/25	1,400	1,342
	Oracle Corp.	3.250%	5/15/30	100	92
	Oracle Corp.	4.300%	7/8/34	300	294
	Oracle Corp.	3.900%	5/15/35	75	69
	Oracle Corp.	6.500%	4/15/38	200	251
	Oracle Corp.	6.125%	7/8/39	150	181
	Oracle Corp.	5.375%	7/15/40	600	661
	Oracle Corp.	4.500%	7/8/44	200	197
	Oracle Corp.	4.125%	5/15/45	500	461
	Oracle Corp.	4.375%	5/15/55	250	232
	Pitney Bowes Inc.	4.625%	3/15/24	50	50
	QUALCOMM Inc.	2.250%	5/20/20	300	300
	QUALCOMM Inc.	3.450%	5/20/25	350	340
	QUALCOMM Inc.	4.650%	5/20/35	125	121
	QUALCOMM Inc.	4.800%	5/20/45	200	190
	Seagate HDD Cayman	3.750%	11/15/18	200	207
	Seagate HDD Cayman	4.750%	6/1/23	150	153
[7]	Seagate HDD Cayman	4.750%	1/1/25	500	498
[7]	Seagate HDD Cayman	4.875%	6/1/27	175	171
[7]	Seagate HDD Cayman	5.750%	12/1/34	200	196
	Symantec Corp.	2.750%	6/15/17	175	177
	Symantec Corp.	4.200%	9/15/20	50	52
	Symantec Corp.	3.950%	6/15/22	175	175
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	150	155

	Texas Instruments Inc.	1.650%	8/3/19	525	517
	Total System Services Inc.	2.375%	6/1/18	75	75
	Trimble Navigation Ltd.	4.750%	12/1/24	75	75
	Tyco Electronics Group SA	6.550%	10/1/17	75	83
	Tyco Electronics Group SA	2.350%	8/1/19	50	50
	Tyco Electronics Group SA	3.500%	2/3/22	100	101
	Tyco Electronics Group SA	3.450%	8/1/24	100	100
	Tyco Electronics Group SA	7.125%	10/1/37	200	257
	Verisk Analytics Inc.	4.125%	9/12/22	375	382
	Verisk Analytics Inc.	5.500%	6/15/45	50	49
	Xerox Corp.	6.750%	2/1/17	100	108
	Xerox Corp.	2.950%	3/15/17	500	512
	Xerox Corp.	6.350%	5/15/18	175	195
	Xerox Corp.	5.625%	12/15/19	25	28
	Xerox Corp.	2.800%	5/15/20	75	75
	Xerox Corp.	3.800%	5/15/24	50	48
	Xerox Corp.	6.750%	12/15/39	175	195
	Xilinx Inc.	2.125%	3/15/19	100	100
	Xilinx Inc.	3.000%	3/15/21	100	101

	Transportation (0.6%)
[4]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	28	28
[4]	American Airlines 2013-2 Class A
	Pass Through Trust	4.950%	7/15/24	229	242
[4]	American Airlines 2014-1 Class A
	Pass Through Trust	3.700%	4/1/28	121	121
[4]	American Airlines 2015-1 Class A
	Pass Through Trust	3.375%	11/1/28	200	194
[4]	American Airlines 2015-1 Class B
	Pass Through Trust	3.700%	11/1/24	50	49
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	100	108
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	100	111
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	150
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	149
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	125	122
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	125	129
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	204
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	149
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	96
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	153
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	225	237
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	274
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	241
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	100	96
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	75	72
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	134
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	104
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	148
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	100	92
	Canadian National Railway Co.	5.800%	6/1/16	100	104
	Canadian National Railway Co.	5.550%	3/1/19	100	113
	Canadian National Railway Co.	2.850%	12/15/21	200	203
	Canadian National Railway Co.	6.250%	8/1/34	75	94
	Canadian National Railway Co.	6.200%	6/1/36	75	95
	Canadian National Railway Co.	6.375%	11/15/37	100	130
	Canadian National Railway Co.	3.500%	11/15/42	50	44
	Canadian Pacific Railway Co.	7.250%	5/15/19	150	177
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	243
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	129
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	525
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	225	263
	Con-way Inc.	7.250%	1/15/18	25	28
	Con-way Inc.	6.700%	5/1/34	150	162
[4]	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	5/10/21	112	129
[4]	Continental Airlines 2012-1 Class A
	Pass Through Trust	4.150%	10/11/25	496	506
[4]	Continental Airlines 2012-2 Class A
	Pass Through Trust	4.000%	4/29/26	92	94

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CSX Corp.	5.600%	5/1/17	180	194
	CSX Corp.	6.250%	3/15/18	375	420
	CSX Corp.	7.375%	2/1/19	100	117
	CSX Corp.	6.220%	4/30/40	152	186
	CSX Corp.	5.500%	4/15/41	225	250
	CSX Corp.	4.750%	5/30/42	275	276
	CSX Corp.	4.100%	3/15/44	150	137
	CSX Corp.	3.950%	5/1/50	125	109
[4]	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	2/10/24	151	174
[4]	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	6/17/21	181	207
[4]	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	11/23/20	79	83
	FedEx Corp.	8.000%	1/15/19	100	120
	FedEx Corp.	2.625%	8/1/22	75	73
	FedEx Corp.	4.000%	1/15/24	125	129
	FedEx Corp.	3.875%	8/1/42	100	86
	FedEx Corp.	4.100%	4/15/43	75	67
	FedEx Corp.	5.100%	1/15/44	100	103
	FedEx Corp.	4.500%	2/1/65	100	87
[4]	Hawaiian Airlines 2013-1 Class A
	Pass Through Certificates	3.900%	1/15/26	68	67
	Kansas City Southern de Mexico
	SA de CV	2.350%	5/15/20	25	24
	Kansas City Southern de Mexico
	SA de CV	3.000%	5/15/23	100	95
	Kansas City Southern Railway Co.	4.300%	5/15/43	75	70
[4,7] Latam Airlines 2015-1 Pass Through
	Trust A	4.200%	11/15/27	150	148
	Norfolk Southern Corp.	7.700%	5/15/17	450	500
	Norfolk Southern Corp.	5.750%	4/1/18	100	111
	Norfolk Southern Corp.	5.900%	6/15/19	175	199
	Norfolk Southern Corp.	2.903%	2/15/23	48	46
	Norfolk Southern Corp.	5.590%	5/17/25	50	57
	Norfolk Southern Corp.	7.800%	5/15/27	60	81
	Norfolk Southern Corp.	4.837%	10/1/41	313	320
	Norfolk Southern Corp.	4.450%	6/15/45	75	72
	Norfolk Southern Corp.	6.000%	3/15/05	100	112
	Norfolk Southern Corp.	6.000%	5/23/11	240	272
	Ryder System Inc.	5.850%	11/1/16	25	26
	Ryder System Inc.	2.450%	11/15/18	250	251
	Ryder System Inc.	2.350%	2/26/19	350	351
	Ryder System Inc.	2.550%	6/1/19	300	299
	Ryder System Inc.	2.500%	5/11/20	50	50
	Southwest Airlines Co.	5.750%	12/15/16	75	80
	Southwest Airlines Co.	2.750%	11/6/19	75	76
[4]	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	36	40
	Trinity Industries Inc.	4.550%	10/1/24	50	48
	Union Pacific Corp.	2.250%	6/19/20	225	226
	Union Pacific Corp.	4.163%	7/15/22	659	709
	Union Pacific Corp.	3.250%	1/15/25	100	99
	Union Pacific Corp.	3.250%	8/15/25	250	247
	Union Pacific Corp.	3.375%	2/1/35	100	89
	Union Pacific Corp.	4.750%	9/15/41	350	364
	Union Pacific Corp.	4.750%	12/15/43	100	105
	Union Pacific Corp.	4.821%	2/1/44	150	159
	Union Pacific Corp.	3.875%	2/1/55	175	153
[4]	United Airlines 2013-1 Class A
	Pass Through Trust	4.300%	2/15/27	98	100
[4]	United Airlines 2014-1 Class A
	Pass Through Trust	4.000%	10/11/27	200	201
	United Parcel Service Inc.	5.500%	1/15/18	175	193
	United Parcel Service Inc.	5.125%	4/1/19	100	111
	United Parcel Service Inc.	3.125%	1/15/21	250	260
	United Parcel Service Inc.	2.450%	10/1/22	450	434
	United Parcel Service Inc.	6.200%	1/15/38	253	315
	United Parcel Service Inc.	4.875%	11/15/40	75	80
	United Parcel Service Inc.	3.625%	10/1/42	75	68

[4]	US Airways 2013-1 Class A
	Pass Through Trust	3.950%	5/15/27	187	188
[4]	US Airways Inc. 2012-2 Class A
	Pass Through Trust	4.625%	12/3/26	43	45
					436,401
Utilities (2.0%)
	Electric (1.9%)
	AEP Texas Central Co.	6.650%	2/15/33	200	250
	Alabama Power Co.	5.500%	10/15/17	230	252
	Alabama Power Co.	5.200%	6/1/41	175	196
	Alabama Power Co.	3.850%	12/1/42	25	23
	Alabama Power Co.	4.150%	8/15/44	75	72
	Alabama Power Co.	3.750%	3/1/45	150	134
	Ameren Illinois Co.	6.125%	11/15/17	25	28
	Ameren Illinois Co.	2.700%	9/1/22	500	490
	American Electric Power Co. Inc.	1.650%	12/15/17	150	150
	American Electric Power Co. Inc.	2.950%	12/15/22	25	24
	Appalachian Power Co.	4.600%	3/30/21	50	54
	Appalachian Power Co.	6.700%	8/15/37	250	310
	Arizona Public Service Co.	8.750%	3/1/19	200	246
	Arizona Public Service Co.	3.350%	6/15/24	50	51
	Arizona Public Service Co.	3.150%	5/15/25	200	197
	Arizona Public Service Co.	4.500%	4/1/42	25	25
	Arizona Public Service Co.	4.700%	1/15/44	100	104
	Atlantic City Electric Co.	7.750%	11/15/18	100	119
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	365
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	575	636
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	125	126
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	102
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	99
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	258
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	50	61
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	159
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	100	97
	CenterPoint Energy Houston
	Electric LLC	6.950%	3/15/33	50	66
	CenterPoint Energy Houston
	Electric LLC	4.500%	4/1/44	50	51
	CenterPoint Energy Inc.	6.500%	5/1/18	200	225
	Cleco Power LLC	6.000%	12/1/40	100	114
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	256
	CMS Energy Corp.	8.750%	6/15/19	200	245
	CMS Energy Corp.	3.875%	3/1/24	25	25
	CMS Energy Corp.	4.700%	3/31/43	125	125
	Commonwealth Edison Co.	5.950%	8/15/16	125	132
	Commonwealth Edison Co.	6.150%	9/15/17	325	358
	Commonwealth Edison Co.	5.800%	3/15/18	75	83
	Commonwealth Edison Co.	4.000%	8/1/20	25	27
	Commonwealth Edison Co.	5.900%	3/15/36	50	59
	Commonwealth Edison Co.	6.450%	1/15/38	175	222
	Commonwealth Edison Co.	4.600%	8/15/43	300	308
	Commonwealth Edison Co.	4.700%	1/15/44	175	183
	Commonwealth Edison Co.	3.700%	3/1/45	300	268
	Connecticut Light & Power Co.	2.500%	1/15/23	125	120
	Connecticut Light & Power Co.	4.300%	4/15/44	500	492
	Consolidated Edison Co. of
	New York Inc.	6.650%	4/1/19	550	641
	Consolidated Edison Co. of
	New York Inc.	4.450%	6/15/20	200	219
	Consolidated Edison Co. of
	New York Inc.	5.300%	3/1/35	200	224
	Consolidated Edison Co. of
	New York Inc.	5.850%	3/15/36	275	324
	Consolidated Edison Co. of
	New York Inc.	6.200%	6/15/36	75	92
	Consolidated Edison Co. of
	New York Inc.	4.450%	3/15/44	200	198
	Constellation Energy Group Inc.	5.150%	12/1/20	200	221
	Consumers Energy Co.	5.500%	8/15/16	50	52
	Consumers Energy Co.	5.650%	9/15/18	285	321

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Consumers Energy Co.	3.375%	8/15/23	275	279
	Consumers Energy Co.	3.950%	5/15/43	75	71
	Consumers Energy Co.	4.350%	8/31/64	50	47
	Delmarva Power & Light Co.	3.500%	11/15/23	25	26
	Delmarva Power & Light Co.	4.000%	6/1/42	50	48
	Dominion Resources Inc.	6.400%	6/15/18	342	386
	Dominion Resources Inc.	2.500%	12/1/19	50	50
	Dominion Resources Inc.	3.625%	12/1/24	50	50
	Dominion Resources Inc.	6.300%	3/15/33	100	116
	Dominion Resources Inc.	5.950%	6/15/35	225	254
	Dominion Resources Inc.	4.050%	9/15/42	100	90
	Dominion Resources Inc.	4.700%	12/1/44	175	170
[4]	Dominion Resources Inc.	5.750%	10/1/54	100	104
	DTE Electric Co.	3.900%	6/1/21	100	107
	DTE Electric Co.	2.650%	6/15/22	225	221
	DTE Electric Co.	3.650%	3/15/24	175	181
	DTE Electric Co.	3.375%	3/1/25	225	228
	DTE Electric Co.	3.950%	6/15/42	50	48
	DTE Electric Co.	4.000%	4/1/43	225	213
	DTE Energy Co.	2.400%	12/1/19	300	299
	Duke Energy Carolinas LLC	4.300%	6/15/20	325	356
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	534
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	152
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	121
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	31
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	31
	Duke Energy Carolinas LLC	5.300%	2/15/40	100	114
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	71
	Duke Energy Corp.	2.100%	6/15/18	75	76
	Duke Energy Corp.	5.050%	9/15/19	250	277
	Duke Energy Corp.	3.050%	8/15/22	75	74
	Duke Energy Corp.	3.750%	4/15/24	325	330
	Duke Energy Florida Inc.	5.650%	6/15/18	75	84
	Duke Energy Florida Inc.	6.350%	9/15/37	225	285
	Duke Energy Florida Inc.	6.400%	6/15/38	200	257
	Duke Energy Florida Inc.	3.850%	11/15/42	200	186
	Duke Energy Indiana Inc.	3.750%	7/15/20	25	27
	Duke Energy Indiana Inc.	6.350%	8/15/38	225	285
	Duke Energy Indiana Inc.	4.200%	3/15/42	400	389
	Duke Energy Progress Inc.	5.300%	1/15/19	175	195
	Duke Energy Progress Inc.	4.375%	3/30/44	550	554
	El Paso Electric Co.	6.000%	5/15/35	50	59
	Entergy Arkansas Inc.	3.750%	2/15/21	75	79
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	200	223
	Entergy Louisiana LLC	5.400%	11/1/24	475	544
	Entergy Louisiana LLC	4.950%	1/15/45	100	98
	Entergy Texas Inc.	7.125%	2/1/19	325	378
	Eversource Energy	1.450%	5/1/18	100	99
	Eversource Energy	4.500%	11/15/19	75	82
	Eversource Energy	3.150%	1/15/25	125	121
	Exelon Corp.	2.850%	6/15/20	75	75
	Exelon Corp.	3.950%	6/15/25	200	201
	Exelon Corp.	4.950%	6/15/35	225	227
	Exelon Corp.	5.625%	6/15/35	20	21
	Exelon Corp.	5.100%	6/15/45	250	251
	Exelon Generation Co. LLC	6.200%	10/1/17	125	137
	Exelon Generation Co. LLC	2.950%	1/15/20	400	401
	Exelon Generation Co. LLC	4.000%	10/1/20	225	235
	Exelon Generation Co. LLC	5.600%	6/15/42	205	208
	FirstEnergy Solutions Corp.	6.800%	8/15/39	125	131
	Florida Power & Light Co.	5.550%	11/1/17	75	82
	Florida Power & Light Co.	5.625%	4/1/34	25	30
	Florida Power & Light Co.	5.400%	9/1/35	75	87
	Florida Power & Light Co.	6.200%	6/1/36	50	63
	Florida Power & Light Co.	5.650%	2/1/37	100	119
	Florida Power & Light Co.	5.850%	5/1/37	25	30
	Florida Power & Light Co.	5.960%	4/1/39	475	590
	Florida Power & Light Co.	3.800%	12/15/42	150	139
	Georgia Power Co.	5.400%	6/1/40	300	336
	Georgia Power Co.	4.300%	3/15/43	100	96
	Iberdrola International BV	6.750%	7/15/36	75	92

	Indiana Michigan Power Co.	7.000%	3/15/19	100	116
	Indiana Michigan Power Co.	6.050%	3/15/37	200	233
	Interstate Power & Light Co.	3.250%	12/1/24	50	50
	Interstate Power & Light Co.	6.250%	7/15/39	50	63
	ITC Holdings Corp.	4.050%	7/1/23	75	78
	ITC Holdings Corp.	5.300%	7/1/43	175	186
	Jersey Central Power & Light Co.	5.650%	6/1/17	250	269
[4]	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	72	77
	Kansas City Power & Light Co.	6.050%	11/15/35	50	58
	Kansas City Power & Light Co.	5.300%	10/1/41	100	108
	Kentucky Utilities Co.	3.250%	11/1/20	50	52
	Kentucky Utilities Co.	5.125%	11/1/40	125	139
	Kentucky Utilities Co.	4.650%	11/15/43	250	262
	LG&E & KU Energy LLC	3.750%	11/15/20	100	104
	Louisville Gas & Electric Co.	5.125%	11/15/40	125	140
	Louisville Gas & Electric Co.	4.650%	11/15/43	25	26
	MidAmerican Energy Co.	5.300%	3/15/18	50	55
	MidAmerican Energy Co.	6.750%	12/30/31	125	163
	MidAmerican Energy Co.	5.750%	11/1/35	125	151
	Mississippi Power Co.	4.250%	3/15/42	150	133
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	250	268
	National Rural Utilities Cooperative
	Finance Corp.	0.950%	4/24/17	100	100
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	200	219
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/15/19	175	176
	National Rural Utilities Cooperative
	Finance Corp.	2.000%	1/27/20	300	297
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	375	376
	National Rural Utilities Cooperative
	Finance Corp.	4.023%	11/1/32	204	201
[4]	National Rural Utilities Cooperative
	Finance Corp.	4.750%	4/30/43	25	25
	Nevada Power Co.	7.125%	3/15/19	550	647
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	425	424
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	625	628
[4]	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	75	66
[4]	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	75	70
	Northern States Power Co.	5.250%	3/1/18	175	191
	Northern States Power Co.	6.250%	6/1/36	75	95
	Northern States Power Co.	6.200%	7/1/37	50	64
	Northern States Power Co.	5.350%	11/1/39	175	201
	NorthWestern Corp.	4.176%	11/15/44	75	73
	NSTAR Electric Co.	5.625%	11/15/17	150	165
	NSTAR Electric Co.	2.375%	10/15/22	150	144
	NSTAR Electric Co.	5.500%	3/15/40	75	88
	Oglethorpe Power Corp.	6.100%	3/15/19	90	102
	Oglethorpe Power Corp.	5.950%	11/1/39	50	59
	Oglethorpe Power Corp.	5.375%	11/1/40	125	137
	Ohio Edison Co.	8.250%	10/15/38	100	146
	Ohio Power Co.	6.000%	6/1/16	75	78
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	120
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	50	46
	Oklahoma Gas & Electric Co.	4.000%	12/15/44	150	141
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	185
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	125	169
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	225	312
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	164
	Pacific Gas & Electric Co.	8.250%	10/15/18	220	264
	Pacific Gas & Electric Co.	3.250%	6/15/23	300	298
	Pacific Gas & Electric Co.	3.750%	2/15/24	50	51
	Pacific Gas & Electric Co.	3.400%	8/15/24	50	50
	Pacific Gas & Electric Co.	6.050%	3/1/34	625	749
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	124
	Pacific Gas & Electric Co.	5.400%	1/15/40	250	276
	Pacific Gas & Electric Co.	4.450%	4/15/42	225	219
	Pacific Gas & Electric Co.	4.600%	6/15/43	375	376

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Pacific Gas & Electric Co.	4.750%	2/15/44	150	154
	PacifiCorp	5.650%	7/15/18	100	112
	PacifiCorp	3.600%	4/1/24	125	129
	PacifiCorp	7.700%	11/15/31	600	840
	PacifiCorp	5.250%	6/15/35	100	112
	Peco Energy Co.	5.350%	3/1/18	50	55
	Peco Energy Co.	2.375%	9/15/22	75	73
	Pennsylvania Electric Co.	6.050%	9/1/17	85	93
	Pepco Holdings Inc.	2.700%	10/1/15	175	176
	PG&E Corp.	2.400%	3/1/19	100	100
	Potomac Electric Power Co.	6.500%	11/15/37	100	128
	PPL Capital Funding Inc.	1.900%	6/1/18	50	50
	PPL Capital Funding Inc.	3.500%	12/1/22	115	116
	PPL Capital Funding Inc.	3.400%	6/1/23	100	100
	PPL Capital Funding Inc.	3.950%	3/15/24	50	52
	PPL Capital Funding Inc.	4.700%	6/1/43	25	25
	PPL Capital Funding Inc.	5.000%	3/15/44	350	368
	PPL Electric Utilities Corp.	3.000%	9/15/21	125	126
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	49
	Progress Energy Inc.	7.050%	3/15/19	400	465
	Progress Energy Inc.	3.150%	4/1/22	40	40
	Progress Energy Inc.	7.000%	10/30/31	119	150
	Progress Energy Inc.	6.000%	12/1/39	25	30
	PSEG Power LLC	8.625%	4/15/31	381	523
	Public Service Co. of Colorado	5.125%	6/1/19	275	308
	Public Service Co. of Colorado	3.200%	11/15/20	25	26
	Public Service Co. of Colorado	2.900%	5/15/25	100	97
	Public Service Co. of Colorado	4.750%	8/15/41	75	80
	Public Service Co. of Colorado	3.600%	9/15/42	175	157
	Public Service Co. of New Hampshire	3.500%	11/1/23	50	51
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	252
	Public Service Electric & Gas Co.	5.300%	5/1/18	85	94
	Public Service Electric & Gas Co.	2.300%	9/15/18	125	128
	Public Service Electric & Gas Co.	1.800%	6/1/19	50	49
	Public Service Electric & Gas Co.	3.050%	11/15/24	100	99
	Public Service Electric & Gas Co.	3.000%	5/15/25	80	78
	Public Service Electric & Gas Co.	5.800%	5/1/37	75	91
	Public Service Electric & Gas Co.	4.000%	6/1/44	500	481
	Public Service Electric & Gas Co.	4.050%	5/1/45	100	96
	Puget Energy Inc.	6.500%	12/15/20	75	88
	Puget Energy Inc.	6.000%	9/1/21	100	115
[7]	Puget Energy Inc.	3.650%	5/15/25	400	391
	Puget Sound Energy Inc.	5.483%	6/1/35	25	29
	Puget Sound Energy Inc.	6.274%	3/15/37	125	156
	Puget Sound Energy Inc.	5.757%	10/1/39	75	89
	Puget Sound Energy Inc.	5.764%	7/15/40	100	118
	Puget Sound Energy Inc.	4.434%	11/15/41	150	149
	San Diego Gas & Electric Co.	5.350%	5/15/35	25	29
	San Diego Gas & Electric Co.	5.350%	5/15/40	50	59
	San Diego Gas & Electric Co.	4.500%	8/15/40	150	155
	San Diego Gas & Electric Co.	3.950%	11/15/41	175	168
	San Diego Gas & Electric Co.	4.300%	4/1/42	50	50
	SCANA Corp.	4.750%	5/15/21	125	131
	SCANA Corp.	4.125%	2/1/22	200	201
	Sierra Pacific Power Co.	3.375%	8/15/23	50	50
	Sierra Pacific Power Co.	6.750%	7/1/37	150	197
	South Carolina Electric & Gas Co.	6.500%	11/1/18	200	231
	South Carolina Electric & Gas Co.	6.050%	1/15/38	25	30
	South Carolina Electric & Gas Co.	5.450%	2/1/41	100	112
	South Carolina Electric & Gas Co.	4.500%	6/1/64	50	45
	South Carolina Electric & Gas Co.	5.100%	6/1/65	300	299
	Southern California Edison Co.	1.125%	5/1/17	50	50
	Southern California Edison Co.	3.875%	6/1/21	275	295
[4]	Southern California Edison Co.	1.845%	2/1/22	100	100
	Southern California Edison Co.	2.400%	2/1/22	300	292
	Southern California Edison Co.	3.500%	10/1/23	175	178
	Southern California Edison Co.	6.650%	4/1/29	75	95
	Southern California Edison Co.	6.000%	1/15/34	50	61
	Southern California Edison Co.	5.750%	4/1/35	75	90
	Southern California Edison Co.	5.350%	7/15/35	100	115
	Southern California Edison Co.	5.625%	2/1/36	125	148

	Southern California Edison Co.	5.950%	2/1/38	200	244
	Southern California Edison Co.	4.500%	9/1/40	75	77
	Southern California Edison Co.	4.050%	3/15/42	125	120
	Southern California Edison Co.	4.650%	10/1/43	175	183
	Southern Co.	1.300%	8/15/17	75	75
	Southern Co.	2.150%	9/1/19	50	49
	Southern Co.	2.750%	6/15/20	250	250
	Southern Power Co.	5.150%	9/15/41	100	103
	Southwestern Electric Power Co.	6.450%	1/15/19	100	114
	Southwestern Electric Power Co.	3.550%	2/15/22	25	26
	Southwestern Electric Power Co.	6.200%	3/15/40	50	61
	Southwestern Electric Power Co.	3.900%	4/1/45	100	87
	Southwestern Public Service Co.	4.500%	8/15/41	100	102
	Tampa Electric Co.	6.100%	5/15/18	100	112
	Tampa Electric Co.	2.600%	9/15/22	75	73
	Tampa Electric Co.	6.550%	5/15/36	100	128
	Tampa Electric Co.	4.100%	6/15/42	50	48
	Tampa Electric Co.	4.200%	5/15/45	250	244
	TECO Finance Inc.	4.000%	3/15/16	50	51
	TECO Finance Inc.	5.150%	3/15/20	50	56
	Toledo Edison Co.	6.150%	5/15/37	100	116
	TransAlta Corp.	6.650%	5/15/18	250	275
	TransAlta Corp.	4.500%	11/15/22	100	100
[7]	Tri-State Generation & Transmission
	Association Inc.	3.700%	11/1/24	50	50
[7]	Tri-State Generation & Transmission
	Association Inc.	4.700%	11/1/44	25	26
	Tucson Electric Power Co.	5.150%	11/15/21	50	55
	Tucson Electric Power Co.	3.050%	3/15/25	50	48
	UIL Holdings Corp.	4.625%	10/1/20	75	80
	Union Electric Co.	3.500%	4/15/24	225	229
	Union Electric Co.	8.450%	3/15/39	150	243
	Virginia Electric & Power Co.	3.450%	2/15/24	50	51
	Virginia Electric & Power Co.	6.000%	1/15/36	125	152
	Virginia Electric & Power Co.	6.000%	5/15/37	100	122
	Virginia Electric & Power Co.	6.350%	11/30/37	50	63
	Virginia Electric & Power Co.	4.000%	1/15/43	250	235
	Virginia Electric & Power Co.	4.650%	8/15/43	125	130
	Virginia Electric and Power Co.	4.450%	2/15/44	675	681
	WEC Energy Group Inc.	1.650%	6/15/18	50	50
	WEC Energy Group Inc.	2.450%	6/15/20	75	75
	WEC Energy Group Inc.	3.550%	6/15/25	200	199
[4]	WEC Energy Group Inc.	6.110%	12/1/66	150	142
[4]	WEC Energy Group Inc.	6.250%	5/15/67	150	140
	Westar Energy Inc.	4.125%	3/1/42	200	193
	Westar Energy Inc.	4.100%	4/1/43	50	49
	Westar Energy Inc.	4.625%	9/1/43	25	26
	Western Massachusetts Electric Co.	3.500%	9/15/21	75	78
	Wisconsin Electric Power Co.	4.250%	6/1/44	300	298
	Wisconsin Power & Light Co.	5.000%	7/15/19	65	72
	Wisconsin Power & Light Co.	2.250%	11/15/22	75	71
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	127
	Wisconsin Power & Light Co.	4.100%	10/15/44	75	72
	Xcel Energy Inc.	5.613%	4/1/17	78	84
	Xcel Energy Inc.	1.200%	6/1/17	100	100
	Xcel Energy Inc.	4.700%	5/15/20	100	109
	Xcel Energy Inc.	3.300%	6/1/25	100	97

	Natural Gas (0.1%)
	AGL Capital Corp.	3.500%	9/15/21	325	339
	AGL Capital Corp.	5.875%	3/15/41	75	88
	AGL Capital Corp.	4.400%	6/1/43	50	50
	Atmos Energy Corp.	8.500%	3/15/19	75	91
	Atmos Energy Corp.	5.500%	6/15/41	300	350
	British Transco Finance Inc.	6.625%	6/1/18	50	57
	KeySpan Corp.	8.000%	11/15/30	75	101
	Laclede Group Inc.	4.700%	8/15/44	100	99
	ONE Gas Inc.	2.070%	2/1/19	75	75
	ONE Gas Inc.	4.658%	2/1/44	25	26
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	54
	Sempra Energy	6.150%	6/15/18	548	615

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Sempra Energy	2.875%	10/1/22	100	97
Sempra Energy	6.000%	10/15/39	300	354
Southern California Gas Co.	3.750%	9/15/42	25	23
Southern California Gas Co.	4.450%	3/15/44	50	52

Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	200	220
American Water Capital Corp.	6.593%	10/15/37	150	193
United Utilities plc	5.375%	2/1/19	325	350
				54,521
Total Corporate Bonds (Cost $706,455)				724,429
Sovereign Bonds (U.S. Dollar-Denominated) (5.9%)
African Development Bank	1.250%	9/2/16	50	50
African Development Bank	1.125%	3/15/17	300	302
African Development Bank	0.875%	3/15/18	150	149
African Development Bank	1.625%	10/2/18	500	506
African Development Bank	2.375%	9/23/21	650	662
Agricultural Bank Of China	2.000%	5/21/18	250	250
Asian Development Bank	0.750%	1/11/17	300	301
Asian Development Bank	1.125%	3/15/17	600	604
Asian Development Bank	1.125%	6/5/18	500	500
Asian Development Bank	5.593%	7/16/18	275	308
Asian Development Bank	1.750%	9/11/18	225	229
Asian Development Bank	1.875%	10/23/18	950	969
Asian Development Bank	1.750%	3/21/19	25	25
Asian Development Bank	1.875%	4/12/19	50	51
Asian Development Bank	1.500%	1/22/20	700	692
Asian Development Bank	1.875%	2/18/22	600	593
Asian Development Bank	2.000%	1/22/25	300	287
Banco do Brasil SA	3.875%	1/23/17	375	385
Canada	0.875%	2/14/17	950	951
Canada	1.125%	3/19/18	450	451
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	150	142
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	300	296
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	480
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	700	700
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	307
Corp. Andina de Fomento	3.750%	1/15/16	225	229
Corp. Andina de Fomento	8.125%	6/4/19	300	366
Corp. Andina de Fomento	4.375%	6/15/22	832	897
Council Of Europe Development Bank	1.500%	2/22/17	300	304
Council Of Europe Development Bank	1.500%	6/19/17	50	51
Council Of Europe Development Bank	1.000%	3/7/18	275	274
Council Of Europe Development Bank	1.125%	5/31/18	200	200
Council Of Europe Development Bank	1.625%	3/10/20	300	298
Ecopetrol SA	4.250%	9/18/18	100	104
Ecopetrol SA	5.875%	9/18/23	325	341
Ecopetrol SA	4.125%	1/16/25	900	822
Ecopetrol SA	7.375%	9/18/43	300	313
Ecopetrol SA	5.875%	5/28/45	200	177
Emirates Telecommunications Corp.	3.500%	6/18/24	200	203
European Bank for Reconstruction &
Development	2.500%	3/15/16	175	178
European Bank for Reconstruction &
Development	1.375%	10/20/16	100	101
European Bank for Reconstruction &
Development	0.750%	9/1/17	700	698
European Bank for Reconstruction &
Development	1.000%	9/17/18	150	149
European Bank for Reconstruction &
Development	1.625%	11/15/18	200	202
European Bank for Reconstruction &
Development	1.750%	6/14/19	275	276
European Bank for Reconstruction &
Development	1.750%	11/26/19	500	499
European Bank for Reconstruction &
Development	1.500%	3/16/20	350	346

	European Bank for Reconstruction &
	Development	1.875%	2/23/22	200	197
	European Investment Bank	2.125%	7/15/16	500	509
	European Investment Bank	0.500%	8/15/16	575	575
	European Investment Bank	5.125%	9/13/16	1,250	1,318
	European Investment Bank	1.250%	10/14/16	1,125	1,134
	European Investment Bank	1.125%	12/15/16	200	201
	European Investment Bank	4.875%	1/17/17	150	159
	European Investment Bank	1.750%	3/15/17	775	789
	European Investment Bank	0.875%	4/18/17	350	350
	European Investment Bank	5.125%	5/30/17	675	730
	European Investment Bank	1.000%	8/17/17	250	250
	European Investment Bank	1.125%	9/15/17	400	402
	European Investment Bank	1.000%	12/15/17	250	250
	European Investment Bank	1.000%	3/15/18	200	199
	European Investment Bank	1.250%	5/15/18	900	901
	European Investment Bank	1.000%	6/15/18	650	647
	European Investment Bank	1.125%	8/15/18	350	349
	European Investment Bank	1.625%	12/18/18	400	404
	European Investment Bank	1.875%	3/15/19	1,500	1,523
	European Investment Bank	1.750%	6/17/19	885	892
	European Investment Bank	1.625%	3/16/20	400	396
	European Investment Bank	1.375%	6/15/20	1,825	1,789
	European Investment Bank	2.875%	9/15/20	100	105
	European Investment Bank	4.000%	2/16/21	1,225	1,354
	European Investment Bank	2.500%	4/15/21	850	872
	European Investment Bank	2.125%	10/15/21	100	100
	European Investment Bank	3.250%	1/29/24	400	425
	European Investment Bank	2.500%	10/15/24	200	201
	European Investment Bank	1.875%	2/10/25	1,050	994
	Export Development Canada	1.250%	10/26/16	100	101
[8]	Export Development Canada	1.000%	5/15/17	25	25
	Export Development Canada	0.750%	12/15/17	575	572
	Export Development Canada	1.000%	6/15/18	575	573
[8]	Export Development Canada	1.625%	12/3/19	150	149
	Export-Import Bank of Korea	4.000%	1/11/17	325	338
	Export-Import Bank of Korea	1.750%	2/27/18	925	922
	Export-Import Bank of Korea	2.875%	9/17/18	200	206
	Export-Import Bank of Korea	2.375%	8/12/19	200	201
	Export-Import Bank of Korea	4.375%	9/15/21	75	81
	Export-Import Bank of Korea	5.000%	4/11/22	275	309
	Export-Import Bank of Korea	4.000%	1/14/24	650	687
	Federative Republic of Brazil	6.000%	1/17/17	375	401
	Federative Republic of Brazil	5.875%	1/15/19	400	445
	Federative Republic of Brazil	8.875%	10/14/19	125	155
	Federative Republic of Brazil	4.875%	1/22/21	750	783
	Federative Republic of Brazil	2.625%	1/5/23	150	133
	Federative Republic of Brazil	4.250%	1/7/25	800	769
	Federative Republic of Brazil	8.750%	2/4/25	200	264
	Federative Republic of Brazil	10.125%	5/15/27	325	479
	Federative Republic of Brazil	8.250%	1/20/34	200	249
	Federative Republic of Brazil	7.125%	1/20/37	325	366
[4]	Federative Republic of Brazil	11.000%	8/17/40	200	202
	Federative Republic of Brazil	5.625%	1/7/41	500	478
	Federative Republic of Brazil	5.000%	1/27/45	725	627
	FMS Wertmanagement AoeR	1.125%	10/14/16	300	302
	FMS Wertmanagement AoeR	0.625%	1/30/17	500	498
	FMS Wertmanagement AoeR	1.125%	9/5/17	150	151
	FMS Wertmanagement AoeR	1.000%	11/21/17	200	199
	FMS Wertmanagement AoeR	1.625%	11/20/18	500	504
	FMS Wertmanagement AoeR	1.750%	3/17/20	150	149
	Hydro-Quebec	8.400%	1/15/22	775	1,024
	Hydro-Quebec	8.050%	7/7/24	200	275
	Industrial & Commercial Bank of
	China Ltd.	2.351%	11/13/17	250	252
	Industrial & Commercial Bank of
	China Ltd.	3.231%	11/13/19	250	254
	Inter-American Development Bank	0.625%	9/12/16	100	100
	Inter-American Development Bank	1.375%	10/18/16	200	202

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Inter-American Development Bank	0.875%	11/15/16	275	275
	Inter-American Development Bank	1.000%	7/14/17	425	425
	Inter-American Development Bank	2.375%	8/15/17	100	103
	Inter-American Development Bank	0.875%	3/15/18	150	149
	Inter-American Development Bank	1.750%	8/24/18	275	279
	Inter-American Development Bank	4.250%	9/10/18	1,050	1,147
	Inter-American Development Bank	1.125%	9/12/19	100	98
	Inter-American Development Bank	3.875%	9/17/19	1,550	1,690
	Inter-American Development Bank	1.750%	10/15/19	600	601
	Inter-American Development Bank	3.875%	2/14/20	50	55
	Inter-American Development Bank	1.875%	6/16/20	275	277
	Inter-American Development Bank	1.750%	4/14/22	800	778
	Inter-American Development Bank	3.000%	2/21/24	650	680
	Inter-American Development Bank	2.125%	1/15/25	400	389
	Inter-American Development Bank	7.000%	6/15/25	100	134
	International Bank for Reconstruction
	& Development	1.000%	9/15/16	450	452
	International Bank for Reconstruction
	& Development	0.625%	10/14/16	550	550
	International Bank for Reconstruction
	& Development	0.750%	12/15/16	300	300
	International Bank for Reconstruction
	& Development	0.875%	4/17/17	1,450	1,453
	International Bank for Reconstruction
	& Development	1.000%	11/15/17	200	200
	International Bank for Reconstruction
	& Development	1.375%	4/10/18	550	554
	International Bank for Reconstruction
	& Development	1.000%	6/15/18	1,000	994
	International Bank for Reconstruction
	& Development	1.875%	3/15/19	1,225	1,244
	International Bank for Reconstruction
	& Development	1.875%	10/7/19	1,200	1,214
	International Bank for Reconstruction
	& Development	2.250%	6/24/21	450	455
	International Bank for Reconstruction
	& Development	1.625%	2/10/22	1,025	995
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	400	485
	International Finance Corp.	2.250%	4/11/16	200	203
	International Finance Corp.	0.625%	10/3/16	250	250
	International Finance Corp.	0.625%	11/15/16	150	150
	International Finance Corp.	1.125%	11/23/16	750	755
	International Finance Corp.	2.125%	11/17/17	450	461
	International Finance Corp.	0.625%	12/21/17	250	247
	International Finance Corp.	0.875%	6/15/18	300	297
	International Finance Corp.	1.250%	7/16/18	150	150
	International Finance Corp.	1.750%	9/4/18	350	356
	International Finance Corp.	1.750%	9/16/19	300	299
[9]	Japan Bank for International
	Cooperation	2.250%	7/13/16	275	280
[9]	Japan Bank for International
	Cooperation	1.125%	7/19/17	950	952
[9]	Japan Bank for International
	Cooperation	1.750%	7/31/18	150	152
[9]	Japan Bank for International
	Cooperation	1.750%	11/13/18	400	403
[9]	Japan Bank for International
	Cooperation	3.375%	7/31/23	100	106
[9]	Japan Bank for International
	Cooperation	3.000%	5/29/24	500	512
[9]	Japan Bank for International
	Cooperation	2.125%	2/10/25	200	191
[9]	Japan Bank for International
	Cooperation	2.500%	5/28/25	200	196
[9]	Japan Finance Organization for
	Municipalities	5.000%	5/16/17	100	107
[9]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	300	329

[10]	KFW	5.125%	3/14/16	1,450	1,498
[10]	KFW	0.500%	7/15/16	500	498
[10]	KFW	0.500%	9/15/16	100	100
[10]	KFW	0.625%	12/15/16	250	250
[10]	KFW	1.250%	2/15/17	1,700	1,715
[10]	KFW	0.750%	3/17/17	900	900
[10]	KFW	0.875%	9/5/17	250	250
[10]	KFW	0.875%	12/15/17	700	697
[10]	KFW	1.000%	1/26/18	300	299
[10]	KFW	4.375%	3/15/18	250	272
[10]	KFW	1.000%	6/11/18	300	298
[10]	KFW	1.875%	4/1/19	775	788
[10]	KFW	4.875%	6/17/19	1,350	1,526
[10]	KFW	1.750%	10/15/19	200	200
[10]	KFW	4.000%	1/27/20	50	55
[10]	KFW	1.500%	4/20/20	625	617
[10]	KFW	1.875%	6/30/20	1,100	1,102
[10]	KFW	2.750%	9/8/20	2,025	2,110
[10]	KFW	2.750%	10/1/20	200	209
[10]	KFW	2.000%	10/4/22	650	639
[10]	KFW	2.125%	1/17/23	1,025	1,011
[10]	KFW	2.500%	11/20/24	800	803
[10]	KFW	2.000%	5/2/25	300	285
[10]	KFW	0.000%	4/18/36	400	203
	Korea Development Bank	3.250%	9/20/16	250	256
	Korea Development Bank	2.250%	8/7/17	25	25
	Korea Development Bank	1.500%	1/22/18	250	248
	Korea Development Bank	3.000%	3/17/19	200	206
	Korea Development Bank	4.625%	11/16/21	150	166
	Korea Development Bank	3.000%	9/14/22	750	752
	Korea Development Bank	3.750%	1/22/24	400	419
[10]	Landwirtschaftliche Rentenbank	3.125%	7/15/15	375	375
[10]	Landwirtschaftliche Rentenbank	2.125%	7/15/16	100	102
[10]	Landwirtschaftliche Rentenbank	0.875%	9/12/17	725	724
[10]	Landwirtschaftliche Rentenbank	1.000%	4/4/18	100	100
[10]	Landwirtschaftliche Rentenbank	1.875%	9/17/18	150	153
[10]	Landwirtschaftliche Rentenbank	1.750%	4/15/19	75	75
[10]	Landwirtschaftliche Rentenbank	1.375%	10/23/19	50	49
[10]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	817
[10]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	472
	Nexen Energy ULC	7.875%	3/15/32	50	67
	Nexen Energy ULC	6.400%	5/15/37	450	548
	Nexen Energy ULC	7.500%	7/30/39	200	269
	Nordic Investment Bank	0.750%	1/17/18	350	348
	Nordic Investment Bank	1.125%	3/19/18	200	200
	Nordic Investment Bank	1.875%	6/14/19	300	304
	North American Development Bank	4.375%	2/11/20	100	109
	North American Development Bank	2.400%	10/26/22	150	146
[11]	Oesterreichische Kontrollbank AG	0.750%	12/15/16	200	200
[11]	Oesterreichische Kontrollbank AG	5.000%	4/25/17	600	645
[11]	Oesterreichische Kontrollbank AG	1.375%	2/10/20	700	686
[4]	Oriental Republic of Uruguay	4.500%	8/14/24	300	314
[4]	Oriental Republic of Uruguay	7.625%	3/21/36	200	267
[4]	Oriental Republic of Uruguay	4.125%	11/20/45	300	256
[4]	Oriental Republic of Uruguay	5.100%	6/18/50	600	572
	Petrobras Global Finance BV	4.875%	3/17/20	1,000	954
	Petrobras Global Finance BV	6.850%	6/5/15	300	246
	Petrobras International Finance Co. SA	6.125%	10/6/16	350	360
	Petrobras International Finance Co. SA	5.875%	3/1/18	675	688
	Petrobras International Finance Co. SA	8.375%	12/10/18	300	327
	Petrobras International Finance Co. SA	5.750%	1/20/20	700	692
	Petrobras International Finance Co. SA	5.375%	1/27/21	375	360
	Petrobras International Finance Co. SA	6.875%	1/20/40	450	399
	Petrobras International Finance Co. SA	6.750%	1/27/41	1,000	872
	Petroleos Mexicanos	5.750%	3/1/18	625	680
	Petroleos Mexicanos	8.000%	5/3/19	200	235
	Petroleos Mexicanos	6.000%	3/5/20	400	447
[7]	Petroleos Mexicanos	3.500%	7/23/20	600	607
	Petroleos Mexicanos	5.500%	1/21/21	350	379

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	4.875%	1/24/22	500	519
	Petroleos Mexicanos	3.500%	1/30/23	500	472
	Petroleos Mexicanos	4.875%	1/18/24	100	102
[7]	Petroleos Mexicanos	4.250%	1/15/25	400	389
	Petroleos Mexicanos	2.378%	4/15/25	50	50
[7]	Petroleos Mexicanos	4.500%	1/23/26	450	440
	Petroleos Mexicanos	4.500%	1/23/26	600	587
	Petroleos Mexicanos	6.625%	6/15/35	625	668
	Petroleos Mexicanos	6.625%	6/15/38	150	158
	Petroleos Mexicanos	6.500%	6/2/41	400	418
	Petroleos Mexicanos	5.500%	6/27/44	625	574
[7]	Petroleos Mexicanos	5.500%	6/27/44	200	184
[7]	Petroleos Mexicanos	5.625%	1/23/46	700	655
	Province of British Columbia	1.200%	4/25/17	100	101
	Province of British Columbia	2.000%	10/23/22	200	195
	Province of Manitoba	1.300%	4/3/17	75	76
	Province of Manitoba	1.125%	6/1/18	150	149
	Province of Manitoba	1.750%	5/30/19	175	176
	Province of Manitoba	2.100%	9/6/22	150	147
	Province of Manitoba	3.050%	5/14/24	550	566
	Province of New Brunswick	2.750%	6/15/18	350	364
	Province of Nova Scotia	2.375%	7/21/15	200	200
	Province of Ontario	1.600%	9/21/16	450	454
	Province of Ontario	1.100%	10/25/17	250	250
	Province of Ontario	3.150%	12/15/17	225	236
	Province of Ontario	3.000%	7/16/18	225	235
	Province of Ontario	2.000%	9/27/18	200	204
	Province of Ontario	1.650%	9/27/19	225	223
	Province of Ontario	4.000%	10/7/19	575	625
	Province of Ontario	4.400%	4/14/20	1,200	1,334
	Province of Ontario	2.500%	9/10/21	575	579
	Province of Ontario	2.450%	6/29/22	150	150
	Province of Ontario	3.200%	5/16/24	150	156
	Quebec	5.125%	11/14/16	325	343
	Quebec	4.625%	5/14/18	575	627
	Quebec	3.500%	7/29/20	350	374
	Quebec	2.750%	8/25/21	325	332
	Quebec	2.625%	2/13/23	400	401
	Quebec	7.500%	9/15/29	325	472
	Region of Lombardy Italy	5.804%	10/25/32	200	213
	Republic of Chile	3.875%	8/5/20	50	54
	Republic of Chile	2.250%	10/30/22	175	169
	Republic of Chile	3.125%	3/27/25	465	465
	Republic of Chile	3.625%	10/30/42	75	67
	Republic of Colombia	7.375%	1/27/17	325	354
	Republic of Colombia	7.375%	3/18/19	400	464
	Republic of Colombia	4.375%	7/12/21	450	470
	Republic of Colombia	4.000%	2/26/24	200	199
	Republic of Colombia	8.125%	5/21/24	500	641
	Republic of Colombia	7.375%	9/18/37	100	124
	Republic of Colombia	6.125%	1/18/41	575	623
[4]	Republic of Colombia	5.625%	2/26/44	200	203
[4]	Republic of Colombia	5.000%	6/15/45	600	557
	Republic of Italy	5.250%	9/20/16	150	157
	Republic of Italy	5.375%	6/12/17	500	538
	Republic of Italy	6.875%	9/27/23	975	1,220
	Republic of Italy	5.375%	6/15/33	175	196
	Republic of Korea	7.125%	4/16/19	475	563
	Republic of Korea	3.875%	9/11/23	700	754
	Republic of Korea	5.625%	11/3/25	100	124
	Republic of Panama	5.200%	1/30/20	200	220
[4]	Republic of Panama	4.000%	9/22/24	200	201
[4]	Republic of Panama	3.750%	3/16/25	200	197
	Republic of Panama	7.125%	1/29/26	600	756
[4]	Republic of Panama	6.700%	1/26/36	292	360
[4]	Republic of Panama	4.300%	4/29/53	200	175
	Republic of Peru	7.125%	3/30/19	350	408
	Republic of Peru	7.350%	7/21/25	400	522
	Republic of Peru	8.750%	11/21/33	142	213
[4]	Republic of Peru	6.550%	3/14/37	225	280
	Republic of Peru	5.625%	11/18/50	600	668

Republic of Poland	6.375%	7/15/19	961	1,108
Republic of Poland	5.125%	4/21/21	250	277
Republic of Poland	5.000%	3/23/22	425	472
Republic of Poland	3.000%	3/17/23	525	516
Republic of Poland	4.000%	1/22/24	150	157
Republic of South Africa	6.875%	5/27/19	250	284
Republic of South Africa	5.500%	3/9/20	500	544
Republic of South Africa	4.665%	1/17/24	225	230
Republic of South Africa	5.875%	9/16/25	300	332
Republic of South Africa	6.250%	3/8/41	300	340
Republic of the Philippines	6.500%	1/20/20	100	118
Republic of the Philippines	4.000%	1/15/21	350	378
Republic of the Philippines	4.200%	1/21/24	550	599
Republic of the Philippines	9.500%	10/21/24	350	520
Republic of the Philippines	10.625%	3/16/25	100	160
Republic of the Philippines	5.500%	3/30/26	425	501
Republic of the Philippines	9.500%	2/2/30	225	363
Republic of the Philippines	7.750%	1/14/31	400	578
Republic of the Philippines	6.375%	1/15/32	500	648
Republic of the Philippines	6.375%	10/23/34	550	729
Republic of the Philippines	3.950%	1/20/40	100	101
Republic of Turkey	7.000%	9/26/16	725	775
Republic of Turkey	7.500%	7/14/17	625	691
Republic of Turkey	6.750%	4/3/18	450	497
Republic of Turkey	7.000%	3/11/19	425	478
Republic of Turkey	7.000%	6/5/20	525	599
Republic of Turkey	5.625%	3/30/21	300	323
Republic of Turkey	5.125%	3/25/22	425	445
Republic of Turkey	6.250%	9/26/22	400	445
Republic of Turkey	5.750%	3/22/24	400	434
Republic of Turkey	7.375%	2/5/25	650	781
Republic of Turkey	11.875%	1/15/30	400	673
Republic of Turkey	8.000%	2/14/34	50	65
Republic of Turkey	6.875%	3/17/36	600	697
Republic of Turkey	6.750%	5/30/40	500	576
Republic of Turkey	6.000%	1/14/41	200	212
Republic of Turkey	4.875%	4/16/43	500	456
Republic of Turkey	6.625%	2/17/45	350	403
State of Israel	5.500%	11/9/16	175	186
State of Israel	5.125%	3/26/19	550	616
State of Israel	3.150%	6/30/23	400	406
State of Israel	4.500%	1/30/43	200	199
Statoil ASA	1.800%	11/23/16	125	126
Statoil ASA	3.125%	8/17/17	400	415
Statoil ASA	1.250%	11/9/17	200	199
Statoil ASA	1.200%	1/17/18	125	124
Statoil ASA	5.250%	4/15/19	25	28
Statoil ASA	2.250%	11/8/19	250	250
Statoil ASA	2.750%	11/10/21	300	299
Statoil ASA	3.150%	1/23/22	150	151
Statoil ASA	2.450%	1/17/23	150	143
Statoil ASA	2.650%	1/15/24	100	95
Statoil ASA	3.250%	11/10/24	150	149
Statoil ASA	7.250%	9/23/27	400	532
Statoil ASA	5.100%	8/17/40	125	136
Statoil ASA	4.250%	11/23/41	175	170
Statoil ASA	3.950%	5/15/43	125	116
Statoil ASA	4.800%	11/8/43	175	186
Svensk Exportkredit AB	0.625%	5/31/16	50	50
Svensk Exportkredit AB	2.125%	7/13/16	125	127
Svensk Exportkredit AB	5.125%	3/1/17	350	375
Svensk Exportkredit AB	1.750%	5/30/17	200	203
Svensk Exportkredit AB	1.875%	6/17/19	200	202
Svensk Exportkredit AB	1.875%	6/23/20	200	200
United Mexican States	11.375%	9/15/16	100	112
United Mexican States	5.625%	1/15/17	744	790
United Mexican States	5.950%	3/19/19	150	168
United Mexican States	5.125%	1/15/20	500	551
United Mexican States	3.500%	1/21/21	100	102
United Mexican States	3.625%	3/15/22	550	557
United Mexican States	4.000%	10/2/23	1,466	1,503

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United Mexican States	3.600%	1/30/25	600	591
United Mexican States	8.300%	8/15/31	200	296
United Mexican States	6.750%	9/27/34	433	540
United Mexican States	6.050%	1/11/40	1,145	1,300
United Mexican States	4.750%	3/8/44	527	501
United Mexican States	5.550%	1/21/45	200	213
United Mexican States	4.600%	1/23/46	600	554
United Mexican States	5.750%	10/12/10	192	188
Total Sovereign Bonds (Cost $159,619)				161,965
Taxable Municipal Bonds (1.0%)
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.939%	2/15/47	150	173
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	50	59
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	68
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	184
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.793%	4/1/30	50	62
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.918%	4/1/40	100	129
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.263%	4/1/49	250	323
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.907%	10/1/50	250	334
California GO	3.950%	11/1/15	150	152
California GO	5.750%	3/1/17	100	108
California GO	6.200%	10/1/19	275	321
California GO	5.700%	11/1/21	250	295
California GO	7.500%	4/1/34	600	831
California GO	7.300%	10/1/39	75	104
California GO	7.350%	11/1/39	575	801
California GO	7.625%	3/1/40	205	296
California GO	7.600%	11/1/40	200	296
Central Puget Sound WA Regional
Transit Authority Sales & Use Tax
Revenue	5.491%	11/1/39	50	60
Chicago IL Board of Education GO	6.319%	11/1/29	50	45
Chicago IL Board of Education GO	6.138%	12/1/39	50	42
Chicago IL GO	7.781%	1/1/35	50	51
Chicago IL GO	6.314%	1/1/44	100	87
Chicago IL Metropolitan Water
Reclamation District GO	5.720%	12/1/38	100	116
Chicago IL O’Hare International
Airport Revenue	6.395%	1/1/40	50	61
Chicago IL Transit Authority Sales
Tax Receipts Revenue	6.200%	12/1/40	150	158
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	142
Chicago IL Wastewater Transmission
Revenue	6.900%	1/1/40	50	57
Chicago IL Water Revenue	6.742%	11/1/40	275	312
Clark County NV Airport System
Revenue	6.881%	7/1/42	100	113
Clark County NV Airport System
Revenue	6.820%	7/1/45	100	135
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	150	173
Connecticut GO	5.090%	10/1/30	175	193
Connecticut GO	5.850%	3/15/32	200	238

Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	50	58
Cook County IL GO	6.229%	11/15/34	50	50
Curators of the University of Missouri
System Facilities Revenue	5.792%	11/1/41	50	63
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	50	54
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	125
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	56
Dallas TX Independent School
District GO	6.450%	2/15/35	100	116
Denver CO City & County School
District No. 1 COP	7.017%	12/15/37	50	65
Denver CO City & County School
District No. 1 GO	5.664%	12/1/33	50	58
District of Columbia Income
Tax Revenue	5.591%	12/1/34	50	59
District of Columbia Income
Tax Revenue	5.582%	12/1/35	50	59
District of Columbia Water &
Sewer Authority Public Utility
Revenue	4.814%	10/1/14	250	246
Energy Northwest Washington
Electric Revenue (Columbia
Generating Station)	2.197%	7/1/19	100	101
Florida Hurricane Catastrophe
Fund Finance Corp. Revenue	2.107%	7/1/18	125	126
Florida Hurricane Catastrophe
Fund Finance Corp. Revenue	2.995%	7/1/20	250	254
George Washington University
District of Columbia GO	3.485%	9/15/22	200	204
Georgia GO	4.503%	11/1/25	150	163
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	300	360
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	150	175
Georgia Municipal Electric Power
Authority Revenue	7.055%	4/1/57	75	82
Houston TX Utility System Revenue	3.828%	5/15/28	75	77
Illinois GO	5.365%	3/1/17	175	183
Illinois GO	5.877%	3/1/19	250	269
Illinois GO	4.950%	6/1/23	550	559
Illinois GO	5.100%	6/1/33	1,100	1,021
Illinois GO	7.350%	7/1/35	300	327
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	50	60
Indianapolis IN Local Public
Improvement Revenue	6.116%	1/15/40	250	309
JobsOhio Beverage System Statewide
Liquor Profits Revenue	3.985%	1/1/29	150	155
JobsOhio Beverage System Statewide
Liquor Profits Revenue	4.532%	1/1/35	100	104
Los Angeles CA Community College
District GO	6.600%	8/1/42	150	200
Los Angeles CA Department of Water
& Power Revenue	5.716%	7/1/39	75	88
Los Angeles CA Department of Water
& Power Revenue	6.008%	7/1/39	150	182
Los Angeles CA Department of Water
& Power Revenue	6.166%	7/1/40	25	28
Los Angeles CA Department of Water
& Power Revenue	6.574%	7/1/45	100	132
Los Angeles CA Department of Water
& Power Revenue	6.603%	7/1/50	100	134
Los Angeles CA Unified School
District GO	5.755%	7/1/29	200	238
Los Angeles CA Unified School
District GO	5.750%	7/1/34	125	148
Los Angeles CA Unified School
District GO	6.758%	7/1/34	50	65
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax
Revenue	5.735%	6/1/39	75	90

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Los Angeles County CA Public Works
	Financing Authority Lease
	Revenue	7.488%	8/1/33	100	127
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	50	67
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	50	61
	Massachusetts GO	4.200%	12/1/21	125	136
	Massachusetts GO	5.456%	12/1/39	150	179
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	75	89
	Massachusetts Transportation
	Fund Revenue	5.731%	6/1/40	50	60
	Massachusetts Water Pollution
	Abatement Trust Revenue	5.192%	8/1/40	75	87
	Metropolitan Government of Nashville
	& Davidson County TN Convention
	Center Authority Tourism Tax Revenue	6.731%	7/1/43	50	62
	Metropolitan Government of Nashville
	& Davidson County TN GO	5.707%	7/1/34	50	59
	Metropolitan Washington DC/VA
	Airports Authority Dulles Toll Road
	Revenue	7.462%	10/1/46	50	65
	Metropolitan Water District of
	Southern California Revenue	6.947%	7/1/40	50	59
	Mississippi GO	5.245%	11/1/34	50	56
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	50	58
[12]	New Jersey Economic Development
	Authority Revenue (State Pension
	Funding)	7.425%	2/15/29	225	255
	New Jersey Transportation Trust
	Fund Authority Transportation
	System Revenue	6.104%	12/15/28	100	104
	New Jersey Transportation Trust
	Fund Authority Transportation
	System Revenue	6.561%	12/15/40	400	416
[13]	New Jersey Turnpike Authority
	Revenue	4.252%	1/1/16	20	20
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	100	139
	New York City NY GO	6.246%	6/1/35	25	28
	New York City NY GO	5.968%	3/1/36	100	121
	New York City NY GO	5.985%	12/1/36	50	60
	New York City NY GO	5.517%	10/1/37	50	58
	New York City NY GO	6.271%	12/1/37	100	126
	New York City NY GO	5.846%	6/1/40	50	61
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.750%	6/15/41	50	61
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.952%	6/15/42	50	63
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	6.011%	6/15/42	50	63
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.440%	6/15/43	100	119
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	175	219
	New York City NY Transitional Finance
	Authority Building Aid Revenue	6.828%	7/15/40	150	192
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	50	60
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	119
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	90

	New York Metropolitan Transportation
	Authority Revenue (Dedicated
	Tax Fund)	7.336%	11/15/39	450	639
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	59
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	6.648%	11/15/39	100	128
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.500%	3/15/30	125	145
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.289%	3/15/33	100	114
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	117
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.389%	3/15/40	75	88
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.770%	3/15/39	150	178
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.838%	3/15/40	50	60
	New York University Hospitals
	Center GO	4.428%	7/1/42	75	72
	New York University Hospitals Center
	Revenue	5.750%	7/1/43	100	114
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	100	134
	Ohio State University General Receipts
	Revenue	4.910%	6/1/40	100	110
	Ohio State University General Receipts
	Revenue	4.800%	6/1/11	100	96
	Ohio State University General Receipts
	Revenue	5.590%	12/1/14	50	50
	Ohio Water Development Authority
	Water Pollution Control Loan Fund
	Revenue	4.879%	12/1/34	75	84
	Orange County CA Local Transportation
	Authority Sales Tax Revenue	6.908%	2/15/41	50	66
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	50	61
	Oregon GO	5.762%	6/1/23	200	232
	Oregon GO	5.892%	6/1/27	75	89
[13]	Oregon School Boards Association GO	4.759%	6/30/28	75	82
[14]	Oregon School Boards Association GO	5.528%	6/30/28	50	57
	Pennsylvania GO	4.650%	2/15/26	50	54
	Pennsylvania GO	5.350%	5/1/30	200	216
	Pennsylvania Public School Building
	Authority Lease Revenue (School
	District of Philadelphia)	5.000%	9/15/27	50	53
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	57
	Pennsylvania Turnpike Commission
	Revenue	5.561%	12/1/49	50	57
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	75	92
	Port Authority of New York &
	New Jersey Revenue	4.960%	8/1/46	350	371
	Port Authority of New York &
	New Jersey Revenue	5.310%	8/1/46	100	106
	Port Authority of New York &
	New Jersey Revenue	4.458%	10/1/62	550	527
	President & Fellows of Harvard
	College Massachusetts GO	4.875%	10/15/40	125	145
	Regional Transportation District of
	Colorado Sales Tax Revenue	5.844%	11/1/50	100	125
	Rutgers State University New Jersey
	Revenue	5.665%	5/1/40	50	58
	Salt River Project Arizona Agricultural
	Improvement & Power District
	Revenue	4.839%	1/1/41	50	55
	San Antonio TX Electric & Gas
	Systems Revenue	5.985%	2/1/39	125	156

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	San Antonio TX Electric & Gas
	Systems Revenue	5.718%	2/1/41	50	61
	San Antonio TX Electric & Gas
	Systems Revenue	5.808%	2/1/41	125	153
	San Antonio TX Electric & Gas
	Systems Revenue	4.427%	2/1/42	75	77
	San Diego County CA Regional
	Airport Authority Revenue	5.594%	7/1/43	75	81
	San Diego County CA Water
	Authority Revenue	6.138%	5/1/49	250	312
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.000%	11/1/40	50	60
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.950%	11/1/50	100	134
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	200	238
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	200	249
	Stanford University California GO	4.250%	5/1/16	100	103
	Texas Transportation Commission
	Revenue	5.028%	4/1/26	50	57
	Texas Transportation Commission
	Revenue	5.178%	4/1/30	175	201
	Texas Transportation Commission
	Revenue	4.631%	4/1/33	350	380
	Texas Transportation Commission
	Revenue	4.681%	4/1/40	50	55
	Tufts University Massachusetts GO	5.017%	4/15/12	200	201
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	100	124
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	50	62
	University of California Revenue	6.270%	5/15/31	500	554
	University of California Revenue	4.765%	5/15/44	100	104
	University of California Revenue	5.946%	5/15/45	175	207
	University of Massachusetts Building
	Authority Revenue	5.450%	11/1/40	50	58
	University of Southern California GO	5.250%	10/1/11	100	117
	University of Texas System Revenue
	Financing System Revenue	5.262%	7/1/39	50	59
	University of Texas System Revenue
	Financing System Revenue	6.276%	8/15/41	25	28
	University of Texas System Revenue
	Financing System Revenue	5.134%	8/15/42	100	115
	University of Texas System Revenue
	Financing System Revenue	4.794%	8/15/46	75	83
	Utah GO	4.554%	7/1/24	50	55
	Utah GO	3.539%	7/1/25	50	52
	Washington GO	5.090%	8/1/33	250	281
	Washington GO	5.140%	8/1/40	150	173
[14]	Wisconsin GO	5.700%	5/1/26	75	89
Total Taxable Municipal Bonds (Cost $23,360)					26,271

Market
Value•
	Coupon	Shares ($000)
Temporary Cash Investment (6.0%)
Money Market Fund (6.0%)
[15] Vanguard Market Liquidity Fund
(Cost $164,529)	0.137%	164,528,988 164,529
Total Investments (105.7%) (Cost $2,834,435)		2,890,594
Other Assets and Liabilities (–5.7%)
Other Assets 48,177
Liabilities (204,649)
		(156,472)
Net Assets (100%)
Applicable to 233,286,113 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,734,122
Net Asset Value Per Share		$11.72

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	2,726,065
Affiliated Vanguard Funds 164,529
Total Investments in Securities 2,890,594
Receivables for Investment Securities Sold	28,521
Receivables for Accrued Income	17,345
Receivables for Capital Shares Issued	972
Other Assets	1,339
Total Assets 2,938,771
Liabilities
Payables for Investment Securities Purchased 189,866
Payables for Accrued Expenses	8,113
Payables for Capital Shares Redeemed	6,165
Other Liabilities	505
Total Liabilities	204,649
Net Assets 2,734,122

Vanguard Total Bond Market Index Portfolio

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,644,783
Undistributed Net Investment Income	28,772
Accumulated Net Realized Gains	4,408
Unrealized Appreciation (Depreciation)	56,159
Net Assets	2,734,122

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2015.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At
June 30, 2015, the aggregate value of these securities was $18,661,000, representing 0.7% of net assets.
8 Guaranteed by the Government of Canada.
9 Guaranteed by the Government of Japan.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the Republic of Austria.
12 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
14 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Interest[1]	34,436
Total Income	34,436
Expenses
The Vanguard Group—Note B
Investment Advisory Services	135
Management and Administrative	1,548
Marketing and Distribution	249
Custodian Fees	73
Shareholders’ Reports	6
Trustees’ Fees and Expenses	1
Total Expenses	2,012
Net Investment Income	32,424
Realized Net Gain (Loss) on
Investment Securities Sold	4,975
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(46,039)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(8,640)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,424	60,328
Realized Net Gain (Loss)	4,975	10,795
Change in Unrealized Appreciation (Depreciation)	(46,039)	66,416
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,640)	137,539
Distributions
Net Investment Income	(60,234)	(57,822)
Realized Capital Gain [2]	(11,294)	(8,428)
Total Distributions	(71,528)	(66,250)
Capital Share Transactions
Issued	301,369	528,626
Issued in Lieu of Cash Distributions	71,528	66,250
Redeemed	(177,759)	(351,595)
Net Increase (Decrease) from Capital Share Transactions	195,138	243,281
Total Increase (Decrease)	114,970	314,570
Net Assets
Beginning of Period	2,619,152	2,304,582
End of Period[3]	2,734,122	2,619,152

1 Interest income from an affiliated company of the portfolio was $113,000.

2 Includes fiscal 2015 and 2014 short-term gain distributions totaling $6,643,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes. 3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $28,772,000 and $56,582,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.07	$11.73	$12.46	$12.43	$12.06	$11.77
Investment Operations
Net Investment Income	.134	.281	.305	.301	.357	.404[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.161)	.397	(.580)	.183	.528	.339
Total from Investment Operations	(.027)	.678	(.275)	.484	.885	.743
Distributions
Dividends from Net Investment Income	(.272)	(.295)	(.315)	(.341)	(.405)	(.432)
Distributions from Realized Capital Gains	(.051)	(.043)	(.140)	(.113)	(.110)	(.021)
Total Distributions	(.323)	(.338)	(.455)	(.454)	(.515)	(.453)
Net Asset Value, End of Period	$11.72	$12.07	$11.73	$12.46	$12.43	$12.06

Total Return	–0.26%	5.89%	–2.29%	4.02%	7.65%	6.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,734	$2,619	$2,305	$2,666	$2,488	$2,146
Ratio of Total Expenses to
Average Net Assets	0.15%	0.19%	0.19%	0.20%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.41%	2.47%	2.36%	2.49%	3.06%	3.38%
Portfolio Turnover Rate	154%[2]	118%[2]	106%[2]	105%[2]	113%[2]	104%[2]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes 66%, 61%, 69%, 66%, 53%, and 41% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Vanguard Total Bond Market Index Portfolio

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

At June 30, 2015, counterparties had deposited in segregated accounts securities with a value of $13,000 in connection with TBA transactions.

3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $243,000 to

Vanguard Total Bond Market Index Portfolio

Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,726,761	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	86,536	103
Corporate Bonds	—	724,429	—
Sovereign Bonds	—	161,965	—
Taxable Municipal Bonds	—	26,271	—
Temporary Cash Investments	164,529	—	—
Total	164,529	2,725,962	103

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $2,834,435,000. Net unrealized appreciation of investment securities for tax purposes was $56,159,000, consisting of unrealized gains of $75,728,000 on securities that had risen in value since their purchase and $19,569,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2015, the portfolio purchased $185,839,000 of investment securities and sold $83,068,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,051,987,000 and $1,996,921,000, respectively.

F. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	25,058	44,488
Issued in Lieu of Cash Distributions	6,016	5,701
Redeemed	(14,814)	(29,602)
Net Increase (Decrease) in Shares Outstanding	16,260	20,587

At June 30, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 50% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$997.38	$0.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard Total Bond Market Index Portfolio

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and the portfolio is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the portfolio or any owners or purchasers of the portfolio. Barclays has no obligation to take the needs of Vanguard, the portfolio, or the owners of the portfolio into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the portfolio.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the portfolio or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays
U.S. Aggregate Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein.
Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

Vanguard® Total Stock Market Index Portfolio

Vanguard Total Stock Market Index Portfolio returned 1.87% for the six months ended June 30, 2015, as U.S. stocks hit an all-time high but finished with a meager gain. The portfolio’s performance was in line with its benchmark index (1.93%) but behind the average return of peer funds (2.20%).

The table below shows the returns of your portfolio and its comparative standards.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of its heavy weighting, you may wish to review the Equity Index Portfolio’s financial statements, which are included in this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Health care stocks did best but energy firms suffered

Uncertainty on multiple fronts—including Federal Reserve policy, U.S. economic indicators, Greek debt negotiations, and slower growth in China—weighed on capital market returns during the period. Some volatility ensued as investors reacted to the latest developments. Still, major stock indexes notched fresh highs in the second quarter before swooning a bit in late June during the stalemate in Greece.

Smaller-capitalization stocks did better than large-caps, and growth stocks generally outpaced their value counterparts. Value stocks tend to sell at relatively low prices in relation to their earnings or book value, reflecting the lower sales and earnings growth prospects of the underlying companies. Growth stocks, by contrast, typically have higher valuations because of their underlying companies’ earnings and revenue potential. The two categories frequently swap leadership positions from one period to another.

Most of the ten industry sectors in Vanguard Total Stock Market Index Portfolio advanced, with health care stocks contributing the most. Health care providers performed especially well after the Supreme Court rejected a challenge to the Affordable Care Act, which removed some uncertainty that had hung over the industry.

Overall, consumer-related stocks finished in positive territory. After a winter slowdown, consumer spending showed signs of reviving amid encouraging employment and housing data. Internet and catalog retailers were the top performers as customers increasingly gravitated toward online shopping.

Lower oil prices continued to hurt profit margins for energy companies, and their stocks lost some steam. Utilities gave up even more ground as investors shifted from income-oriented to faster-growing companies.

As your investment costs go down, your chance for success can go up

Market returns are beyond any investor’s control. But fortunately, you can control how much you pay to invest. And what you pay can greatly affect your chance of success.

As you know, at Vanguard, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

It’s also smart to stay broadly diversified. The Total Stock Market Index Portfolio makes it simple and cost-efficient to maintain diversification across the U.S. market, which can reduce the risk of volatility inherent to equity investing.

Total Returns
Six Months Ended
June 30, 2015
Vanguard Total Stock Market Index Portfolio	1.87%
S&P Total Market Index	1.93
Variable Insurance Multi-Cap Core Funds Average[1]	2.20

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
	Acquired Fund	Variable Insurance
	Fees and	Multi-Cap Core
	Expenses	Funds Average
Total Stock Market Index Portfolio	0.17%	0.78%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 This figure—drawn from the prospectus dated April 30, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2015, the annualized acquired fund fees and expenses were 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of June 30, 2015

Total Portfolio Characteristics

Yield[1]	1.6%
Acquired Fund Fees and Expenses[2]	0.17%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	80.2%
Vanguard Extended Market Index Fund	19.8

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2015—represents an estimate of the weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds
(the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2015, the annualized acquired fund fees and expenses were 0.15%.
3 S&P Total Market Index.

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception Date	One Year	Five Years	Ten Years
Total Stock Market Index Portfolio	1/8/2003	7.05%	17.34%	8.08%

1 Six months ended June 30, 2015.
2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Stock Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Funds (100.1%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	40,278,907	1,338,065
Vanguard Extended
Market Index Fund
Investor Shares	4,738,533	330,655
Total Investment Companies
(Cost $1,437,042)		1,668,720
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market
Liquidity Fund,
0.137% (Cost $640)	640,000	640
Total Investments (100.1%)
(Cost $1,437,682)		1,669,360
Other Assets and Liabilities (–0.1%)
Other Assets		555
Liabilities		(2,321)
		(1,766)
Net Assets (100%)
Applicable to 51,246,071 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,667,594
Net Asset Value Per Share $32.54

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,357,381
Undistributed Net Investment Income	21,767
Accumulated Net Realized Gains	56,768
Unrealized Appreciation (Depreciation)	231,678
Net Assets	1,667,594

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Income Distributions Received	22,014
Net Investment Income—Note B	22,014
Realized Net Gain (Loss)
Capital Gain Distributions Received	40,095
Affiliated Investment Securities Sold	16,698
Realized Net Gain (Loss)	56,793
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(47,951)
Net Increase (Decrease) in Net Assets
Resulting from Operations	30,856

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,014	21,095
Realized Net Gain (Loss)	56,793	53,985
Change in Unrealized Appreciation (Depreciation)	(47,951)	75,415
Net Increase (Decrease) in Net Assets Resulting from Operations	30,856	150,495
Distributions
Net Investment Income	(21,231)	(17,329)
Realized Capital Gain[1]	(53,936)	(68,740)
Total Distributions	(75,167)	(86,069)
Capital Share Transactions
Issued	101,778	397,660
Issued in Lieu of Cash Distributions	75,167	86,069
Redeemed	(93,783)	(128,564)
Net Increase (Decrease) from Capital Share Transactions	83,162	355,165
Total Increase (Decrease)	38,851	419,591
Net Assets
Beginning of Period	1,628,743	1,209,152
End of Period[2]	1,667,594	1,628,743

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $834,000 and $385,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $21,767,000 and $20,984,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$33.46	$32.01	$25.32	$23.63	$24.44	$21.73
Investment Operations
Net Investment Income	.427	.506[1]	.454	.442	.364[1]	.358
Capital Gain Distributions Received	.843	.462[1]	.560	.858	.649[1]	.189
Net Realized and Unrealized Gain (Loss)
on Investments	(.657)	2.717	7.116	2.488	(.753)	3.078
Total from Investment Operations	.613	3.685	8.130	3.788	.260	3.625
Distributions
Dividends from Net Investment Income	(.433)	(.450)	(.435)	(.428)	(.340)	(.419)
Distributions from Realized Capital Gains	(1.100)	(1.785)	(1.005)	(1.670)	(.730)	(.496)
Total Distributions	(1.533)	(2.235)	(1.440)	(2.098)	(1.070)	(.915)
Net Asset Value, End of Period	$32.54	$33.46	$32.01	$25.32	$23.63	$24.44

Total Return	1.87%	12.29%	33.28%	16.33%	0.83%	17.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,668	$1,629	$1,209	$903	$786	$956
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.17%	0.18%	0.18%	0.18%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.32%	1.61%	1.62%	1.83%	1.52%	1.66%
Portfolio Turnover Rate	6%	9%	17%	8%	12%	12%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each portfolio is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2015, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Total Stock Market Index Portfolio

At June 30, 2015, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $1,437,682,000. Net unrealized appreciation of investment securities for tax purposes was $231,678,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	3,051	12,088
Issued in Lieu of Cash Distributions	2,330	2,860
Redeemed	(2,810)	(4,045)
Net Increase (Decrease) in Shares Outstanding	2,571	10,903

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Dec. 31,		Proceeds			June 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	318,948	17,234	20,650	120	—	330,655
Vanguard Market Liquidity Fund	213	NA1	NA1	—	—	640
Vanguard Variable Insurance
Fund—Equity Index Portfolio	1,309,738	102,337	27,634	21,894	40,095	1,338,065
Total	1,628,899	119,571	48,284	22,014	40,095	1,669,360
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,018.72	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (181/365).

Vanguard Total Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Equity Index Portfolio

Vanguard Equity Index Portfolio returned 1.18% for the six months ended June 30, 2015, as U.S. stocks hit an all-time high but finished with a meager gain. The portfolio’s performance was in line with its benchmark index (+1.23%) but slightly behind the average return of peer funds (+1.37%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Health care stocks did best but energy firms suffered

Uncertainty on multiple fronts—including Federal Reserve policy, U.S. economic indicators, Greek debt negotiations, and slower growth in China—weighed on capital market returns during the period. Some volatility ensued as investors reacted to the latest developments. Stocks swooned in late June during the Greek stalemate.

Still, major U.S. indexes notched fresh highs. The broad U.S. stock market, as measured by the CRSP US Total Market Index, returned 1.89%. Smaller-

capitalization stocks did better than large-caps. The Standard & Poor’s 500 Index, dominated by larger companies, trailed the overall market by a tad. And growth stocks generally outpaced their value counterparts. Value stocks tend to sell at relatively low prices in relation to their earnings or book value, reflecting the lower sales and earnings growth prospects of the underlying companies. Growth stocks, by contrast, typically have higher valuations because of their underlying companies’ earnings and revenue potential. The two categories frequently swap leadership positions from one period to another.

Five of the ten industry sectors in Vanguard Equity Index Portfolio advanced, with health care and consumer discretionary stocks contributing the most. Health care stocks returned about 10% as the Supreme Court’s rejection of a challenge to the Affordable Care Act removed some uncertainty that had hung over the industry.

The consumer discretionary sector was another strong performer, returning about 7%. After a winter slowdown, consumer spending showed signs of reviving amid encouraging employment and housing data. Internet and catalog retailers were the best subsector as customers increasingly gravitated toward online shopping.

Energy was the leading detractor; lower oil prices continued to hurt profit margins. Utilities lost even more ground as investors switched from income-oriented to faster-growing companies.

As your investment costs go down, your chance for success can go up

Market returns are beyond any investor’s control. But fortunately, you can control how much you pay to invest. And what you pay can greatly affect your chance for success.

As you know, at Vanguard, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

In a welcome development, investors are recognizing the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of mutual fund cash flows have gone into funds ranked in the lowest 20% in in terms of their expenses. We applaud this trend because it means investors are keeping more of their returns. By doing so, they’re giving themselves a better chance of reaching their goals.

It’s also smart to stay broadly diversified. The Equity Index Portfolio makes it simple and cost-efficient to maintain diversification among U.S. stocks, which can reduce the risk of volatility inherent to equity investing.

Total Returns
Six Months Ended
June 30, 2015
Vanguard Equity Index Portfolio	1.18%
S&P 500 Index	1.23
Variable Insurance Large-Cap Core Funds Average[1]	1.37

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.16%	0.40%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the portfolio’s annualized expense ratio was 0.14%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Equity Index Portfolio

Portfolio Profile
As of June 30, 2015

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	505	501	3,854
Median Market Cap $80.4B		$80.4B	$49.5B
Price/Earnings Ratio	20.1x	20.0x	21.6x
Price/Book Ratio	2.8x	2.8x	2.8x
Yield[3]	2.0%	2.1%	1.9%
Return on Equity	18.9%	18.7%	17.4%
Earnings Growth Rate	11.3%	11.3%	11.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	4%	—	—
Expense Ratio[5]	0.16%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.98
Beta	1.00	0.97

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.8%	12.8%	13.5%
Consumer Staples	9.4	9.4	8.2
Energy	7.8	7.9	7.2
Financials	16.5	16.5	17.9
Health Care	15.4	15.4	15.1
Industrials	10.1	10.1	10.8
Information Technology	19.7	19.7	18.9
Materials	3.2	3.1	3.5
Telecommunication
Services	2.3	2.3	2.0
Utilities	2.8	2.8	2.9

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	3.9%
Microsoft Corp.	Systems Software	2.0
Exxon Mobil Corp.	Integrated Oil & Gas	1.9
Google Inc.	Internet Software
	& Services	1.7
Johnson & Johnson	Pharmaceuticals	1.5
General Electric Co.	Industrial Conglomerates	1.5
Wells Fargo & Co.	Diversified Banks	1.4
JPMorgan Chase
& Co.	Diversified Banks	1.4
Berkshire Hathaway
Inc.	Multi-Sector Holdings	1.4
Procter & Gamble Co. Household Products		1.2
Top Ten		17.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2015, the annualized expense ratio was 0.14%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2004–June 30, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	7.28%	17.16%	7.79%

1 Six months ended June 30, 2015.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (12.7%)
	Walt Disney Co.	338,935	38,686
*	Amazon.com Inc.	82,902	35,987
	Home Depot Inc.	282,011	31,340
	Comcast Corp. Class A	519,145	31,221
	McDonald’s Corp.	208,091	19,783
	Starbucks Corp.	325,802	17,468
	NIKE Inc. Class B	151,239	16,337
	Time Warner Inc.	179,051	15,651
	Lowe’s Cos. Inc.	202,501	13,561
*	Priceline Group Inc.	11,259	12,963
	Ford Motor Co.	863,081	12,955
	Twenty-First Century Fox
	Inc. Class A	384,130	12,501
	Target Corp.	138,404	11,298
	Time Warner Cable Inc.	61,293	10,921
*	DIRECTV	109,202	10,133
	General Motors Co.	293,127	9,770
	TJX Cos. Inc.	147,525	9,762
*	Netflix Inc.	13,163	8,647
	Yum! Brands Inc.	93,945	8,463
	Johnson Controls Inc.	142,225	7,044
	CBS Corp. Class B	98,081	5,443
	Delphi Automotive plc	62,819	5,345
	VF Corp.	73,840	5,150
	Viacom Inc. Class B	77,326	4,998
	Dollar General Corp.	64,288	4,998
*	O’Reilly Automotive Inc.	22,007	4,973
	Macy’s Inc.	72,823	4,913
	Carnival Corp.	97,625	4,822
*	AutoZone Inc.	6,873	4,584
	L Brands Inc.	53,289	4,568
	Ross Stores Inc.	89,752	4,363
*	Chipotle Mexican Grill Inc.
	Class A	6,746	4,081
	Omnicom Group Inc.	53,515	3,719
*	Dollar Tree Inc.	44,828	3,541
	Marriott International Inc.
	Class A	44,704	3,326
*	Under Armour Inc. Class A	36,567	3,051
*	CarMax Inc.	45,487	3,012
	Starwood Hotels & Resorts
	Worldwide Inc.	37,047	3,004
	Whirlpool Corp.	17,115	2,962
	Genuine Parts Co.	32,918	2,947
	Hanesbrands Inc.	87,235	2,907
	Royal Caribbean Cruises Ltd.	35,892	2,824
	BorgWarner Inc.	49,250	2,799
	Kohl’s Corp.	43,571	2,728
	Tractor Supply Co.	29,646	2,666
*	Mohawk Industries Inc.	13,558	2,588
*	Bed Bath & Beyond Inc.	37,308	2,573
	Harley-Davidson Inc.	45,536	2,566
	Newell Rubbermaid Inc.	58,435	2,402
	Expedia Inc.	21,717	2,375
	Nordstrom Inc.	30,746	2,291
	Tiffany & Co.	24,307	2,231
	Gap Inc.	57,109	2,180

	Wyndham Worldwide Corp.	26,176	2,144
	Staples Inc.	139,551	2,137
*	TripAdvisor Inc.	24,317	2,119
	Coach Inc.	60,161	2,082
	Best Buy Co. Inc.	63,591	2,074
	PVH Corp.	17,805	2,051
	DR Horton Inc.	72,627	1,987
	Lennar Corp. Class A	38,445	1,962
	Darden Restaurants Inc.	27,349	1,944
	Mattel Inc.	72,858	1,872
	Harman International
	Industries Inc.	15,452	1,838
*	Michael Kors Holdings Ltd.	43,259	1,821
	Hasbro Inc.	24,090	1,802
	Goodyear Tire & Rubber Co.	58,384	1,760
	H&R Block Inc.	59,318	1,759
*	Discovery Communications
	Inc.	56,518	1,757
	Wynn Resorts Ltd.	17,755	1,752
	Ralph Lauren Corp. Class A	13,032	1,725
	Interpublic Group of Cos.
	Inc.	88,767	1,711
	Family Dollar Stores Inc.	20,772	1,637
	Comcast Corp. Special
	Class A	26,563	1,592
*	News Corp. Class A	107,523	1,569
*	TEGNA Inc.	48,832	1,566
	Leggett & Platt Inc.	29,844	1,453
	PulteGroup Inc.	71,425	1,439
	Scripps Networks
	Interactive Inc. Class A	20,871	1,364
	Garmin Ltd.	26,015	1,143
	Cablevision Systems Corp.
	Class A	47,223	1,130
*	Discovery
	Communications Inc.
	Class A	32,018	1,065
*	AutoNation Inc.	16,181	1,019
^	GameStop Corp. Class A	23,709	1,019
*	Urban Outfitters Inc.	21,909	767
*	Fossil Group Inc.	9,459	656
			505,137
Consumer Staples (9.3%)
	Procter & Gamble Co.	589,024	46,085
	Coca-Cola Co.	851,587	33,408
	PepsiCo Inc.	320,500	29,915
	Philip Morris International
	Inc.	336,300	26,961
	CVS Health Corp.	244,961	25,692
	Wal-Mart Stores Inc.	342,629	24,303
	Altria Group Inc.	426,975	20,883
	Walgreens Boots Alliance
	Inc.	189,435	15,996
	Mondelez International Inc.
	Class A	353,155	14,529
	Costco Wholesale Corp.	95,472	12,894
	Colgate-Palmolive Co.	184,672	12,079
	Kraft Foods Group Inc.	128,420	10,934
	Kimberly-Clark Corp.	79,112	8,384

	Kroger Co.	106,319	7,709
	General Mills Inc.	129,114	7,194
	Reynolds American Inc.	90,278	6,740
	Archer-Daniels-Midland Co.	134,412	6,481
	Sysco Corp.	128,908	4,654
*	Monster Beverage Corp.	31,922	4,278
	Constellation Brands Inc.
	Class A	36,805	4,270
	Estee Lauder Cos. Inc.
	Class A	48,468	4,200
	ConAgra Foods Inc.	92,771	4,056
	Mead Johnson Nutrition Co.	43,981	3,968
	Kellogg Co.	54,518	3,418
	Brown-Forman Corp.
	Class B	33,875	3,394
	Whole Foods Market Inc.	77,740	3,066
	Dr Pepper Snapple Group
	Inc.	41,542	3,028
	Clorox Co.	28,587	2,974
	Hershey Co.	31,890	2,833
	Tyson Foods Inc. Class A	62,932	2,683
	Molson Coors Brewing Co.
	Class B	34,460	2,406
	JM Smucker Co.	20,995	2,276
	McCormick & Co. Inc.	27,665	2,239
	Coca-Cola Enterprises Inc.	46,865	2,036
	Keurig Green Mountain Inc.	24,978	1,914
	Campbell Soup Co.	38,316	1,826
	Hormel Foods Corp.	29,060	1,638
			371,344
Energy (7.8%)
	Exxon Mobil Corp.	907,727	75,523
	Chevron Corp.	408,261	39,385
	Schlumberger Ltd.	275,505	23,746
	ConocoPhillips	267,687	16,439
	Kinder Morgan Inc.	376,584	14,457
	Occidental Petroleum Corp.	166,845	12,975
	EOG Resources Inc.	119,182	10,434
	Phillips 66	117,540	9,469
	Anadarko Petroleum Corp.	110,309	8,611
	Williams Cos. Inc.	146,431	8,404
	Halliburton Co.	184,770	7,958
	Valero Energy Corp.	110,135	6,894
	Marathon Petroleum Corp.	118,304	6,188
	Baker Hughes Inc.	94,385	5,824
	Devon Energy Corp.	83,623	4,975
	Spectra Energy Corp.	145,233	4,735
	Apache Corp.	81,689	4,708
	Pioneer Natural
	Resources Co.	32,447	4,500
	National Oilwell Varco Inc.	84,122	4,061
	Marathon Oil Corp.	146,283	3,882
	Noble Energy Inc.	84,086	3,589
	Hess Corp.	53,086	3,550
	Cabot Oil & Gas Corp.	89,824	2,833
	EQT Corp.	33,157	2,697
	Tesoro Corp.	27,363	2,310
	Cimarex Energy Co.	20,206	2,229

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
*	Cameron International
	Corp.	41,757	2,187
*	FMC Technologies Inc.	49,910	2,071
*	Southwestern Energy Co.	84,075	1,911
	Range Resources Corp.	36,181	1,787
	ONEOK Inc.	44,912	1,773
	Helmerich & Payne Inc.	23,228	1,636
	Murphy Oil Corp.	35,937	1,494
*	Newfield Exploration Co.	35,438	1,280
^	Chesapeake Energy Corp.	111,443	1,245
^	Transocean Ltd.	73,258	1,181
	Ensco plc Class A	50,529	1,125
	CONSOL Energy Inc.	49,606	1,078
	Noble Corp. plc	52,089	802
	Diamond Offshore
	Drilling Inc.	14,976	386
			310,332
Financials (16.4%)
	Wells Fargo & Co.	1,017,260	57,211
	JPMorgan Chase & Co.	805,632	54,590
*	Berkshire Hathaway Inc.
	Class B	364,463	49,607
	Bank of America Corp.	2,279,846	38,803
	Citigroup Inc.	658,727	36,388
	Goldman Sachs Group Inc.	87,226	18,212
	American International
	Group Inc.	289,460	17,894
	US Bancorp	384,782	16,700
	American Express Co.	189,790	14,750
	MetLife Inc.	242,268	13,565
	Morgan Stanley	333,716	12,945
	Simon Property Group Inc.	67,518	11,682
	PNC Financial Services
	Group Inc.	112,496	10,760
	Capital One Financial Corp.	118,628	10,436
	Bank of New York Mellon
	Corp.	243,068	10,202
	BlackRock Inc.	27,568	9,538
	Prudential Financial Inc.	98,165	8,591
	American Tower
	Corporation	91,940	8,577
	Charles Schwab Corp.	250,961	8,194
	ACE Ltd.	70,993	7,219
	State Street Corp.	89,400	6,884
	Travelers Cos. Inc.	69,551	6,723
	Marsh & McLennan Cos.
	Inc.	116,971	6,632
	CME Group Inc.	68,935	6,415
	BB&T Corp.	158,395	6,385
	Aon plc	61,186	6,099
	McGraw Hill Financial Inc.	59,245	5,951
	Crown Castle International
	Corp.	73,129	5,872
	Aflac Inc.	93,964	5,845
	Public Storage	31,599	5,826
	Allstate Corp.	88,584	5,746
	Discover Financial Services	96,443	5,557
	Equity Residential	78,804	5,530
	Intercontinental Exchange
	Inc.	24,225	5,417
	Health Care REIT Inc.	76,231	5,003
	Ameriprise Financial Inc.	39,327	4,913
	SunTrust Banks Inc.	111,831	4,811
	Chubb Corp.	49,773	4,735
	AvalonBay Communities
	Inc.	28,720	4,591
	Ventas Inc.	71,897	4,464
	T. Rowe Price Group Inc.	57,039	4,434
*	Berkshire Hathaway Inc.
	Class A	21	4,302
	Prologis Inc.	113,621	4,215

	Moody’s Corp.	38,640	4,172
	Franklin Resources Inc.	84,824	4,159
	Boston Properties Inc.	33,187	4,017
	Hartford Financial Services
	Group Inc.	91,264	3,794
	HCP Inc.	100,231	3,655
	Fifth Third Bancorp	175,414	3,652
	Northern Trust Corp.	47,647	3,643
	Vornado Realty Trust	38,094	3,616
	M&T Bank Corp.	28,801	3,598
	Weyerhaeuser Co.	113,055	3,561
	Invesco Ltd.	93,554	3,507
	General Growth Properties
	Inc.	136,682	3,507
	Lincoln National Corp.	55,250	3,272
	Host Hotels & Resorts Inc.	164,518	3,262
	Progressive Corp.	115,379	3,211
	Principal Financial Group Inc.	59,564	3,055
	Essex Property Trust Inc.	14,187	3,015
	Regions Financial Corp.	289,653	3,001
	KeyCorp	184,182	2,766
*	Affiliated Managers Group
	Inc.	11,888	2,599
	XL Group plc Class A	66,643	2,479
	Loews Corp.	64,327	2,477
	SL Green Realty Corp.	21,654	2,380
	Macerich Co.	30,677	2,289
*	CBRE Group Inc. Class A	60,916	2,254
	Realty Income Corp.	50,409	2,238
	Kimco Realty Corp.	89,922	2,027
	Huntington Bancshares Inc.	174,445	1,973
	Comerica Inc.	38,428	1,972
	Unum Group	54,123	1,935
*	E*TRADE Financial Corp.	63,151	1,891
	Leucadia National Corp.	67,914	1,649
	Cincinnati Financial Corp.	31,815	1,596
	Torchmark Corp.	27,334	1,591
	Plum Creek Timber Co. Inc.	37,969	1,540
	Navient Corp.	84,235	1,534
	Zions Bancorporation	43,695	1,387
	Apartment Investment
	& Management Co.	33,833	1,249
	Iron Mountain Inc.	40,269	1,248
	NASDAQ OMX Group Inc.	25,417	1,241
	Legg Mason Inc.	21,424	1,104
	People’s United Financial
	Inc.	66,426	1,077
	Hudson City Bancorp Inc.	103,804	1,026
	Assurant Inc.	15,087	1,011
*	Genworth Financial Inc.
	Class A	108,089	818
			653,262
Health Care (15.4%)
	Johnson & Johnson	602,050	58,676
	Pfizer Inc.	1,336,770	44,822
	Gilead Sciences Inc.	319,038	37,353
	Merck & Co. Inc.	613,361	34,919
*	Allergan plc	85,199	25,855
	Amgen Inc.	165,146	25,353
	UnitedHealth Group Inc.	206,700	25,217
	AbbVie Inc.	373,374	25,087
	Bristol-Myers Squibb Co.	361,896	24,081
	Medtronic plc	309,447	22,930
*	Biogen Inc.	51,068	20,628
*	Celgene Corp.	172,180	19,927
	Eli Lilly & Co.	212,009	17,701
	Abbott Laboratories	323,230	15,864
*	Express Scripts Holding Co.	158,410	14,089
	McKesson Corp.	50,294	11,307
	Thermo Fisher Scientific Inc.	86,339	11,203
	Aetna Inc.	75,886	9,672

	Anthem Inc.	57,558	9,448
	Cigna Corp.	55,809	9,041
*	Alexion Pharmaceuticals Inc.	48,543	8,775
*	Regeneron Pharmaceuticals
	Inc.	16,343	8,337
	Baxter International Inc.	118,193	8,265
*	Vertex Pharmaceuticals Inc.	52,885	6,530
	Becton Dickinson and Co.	45,547	6,452
	Humana Inc.	32,544	6,225
	Stryker Corp.	64,788	6,192
*	Mylan NV	89,232	6,055
	Cardinal Health Inc.	71,869	6,012
	Perrigo Co. plc	31,754	5,869
*	HCA Holdings Inc.	62,780	5,695
	Zoetis Inc.	108,471	5,230
*	Boston Scientific Corp.	291,062	5,152
	AmerisourceBergen Corp.
	Class A	45,206	4,807
*	Cerner Corp.	66,476	4,591
	St. Jude Medical Inc.	60,979	4,456
	Zimmer Biomet Holdings
	Inc.	37,008	4,042
*	Intuitive Surgical Inc.	7,992	3,872
*	Endo International plc	44,112	3,514
*	Hospira Inc.	37,517	3,328
*	Edwards Lifesciences Corp.	23,261	3,313
*	Mallinckrodt plc	25,461	2,997
*	DaVita HealthCare Partners
	Inc.	37,204	2,957
	Universal Health Services
	Inc. Class B	19,852	2,821
	Agilent Technologies Inc.	72,331	2,791
	CR Bard Inc.	16,064	2,742
*	Laboratory Corp. of America
	Holdings	21,778	2,640
*	Henry Schein Inc.	18,050	2,565
*	Waters Corp.	17,907	2,299
	Quest Diagnostics Inc.	31,080	2,254
*	Varian Medical Systems Inc.	21,572	1,819
	DENTSPLY International Inc.	30,204	1,557
	PerkinElmer Inc.	24,356	1,282
*	Tenet Healthcare Corp.	21,694	1,256
	Patterson Cos. Inc.	18,500	900
			610,765
Industrials (10.1%)
	General Electric Co.	2,187,316	58,117
	3M Co.	137,737	21,253
	United Technologies Corp.	179,738	19,938
	Boeing Co.	139,656	19,373
	Union Pacific Corp.	190,166	18,136
	Honeywell International Inc.	169,723	17,307
	United Parcel Service Inc.
	Class B	150,695	14,604
	Danaher Corp.	133,492	11,426
	Caterpillar Inc.	130,933	11,106
	Lockheed Martin Corp.	58,146	10,809
	FedEx Corp.	57,155	9,739
	General Dynamics Corp.	67,832	9,611
	Emerson Electric Co.	145,210	8,049
	Delta Air Lines Inc.	178,232	7,322
	Deere & Co.	72,291	7,016
	CSX Corp.	214,249	6,995
	Eaton Corp. plc	101,177	6,828
	Illinois Tool Works Inc.	73,510	6,748
	Northrop Grumman Corp.	42,147	6,686
	Raytheon Co.	66,510	6,364
	American Airlines Group
	Inc.	150,108	5,995
	Precision Castparts Corp.	29,950	5,986
	Norfolk Southern Corp.	66,261	5,789
	PACCAR Inc.	77,130	4,922

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Southwest Airlines Co.	144,789	4,791
	Cummins Inc.	36,484	4,786
	Waste Management Inc.	92,535	4,289
	Ingersoll-Rand plc	57,479	3,875
	Roper Technologies Inc.	21,857	3,769
	Rockwell Automation Inc.	29,256	3,646
	Nielsen NV	80,045	3,584
	Tyco International plc	91,435	3,518
	Stanley Black & Decker Inc.	33,227	3,497
	Parker-Hannifin Corp.	30,012	3,491
	WW Grainger Inc.	12,920	3,058
	Pall Corp.	23,312	2,901
	AMETEK Inc.	52,504	2,876
	Pentair plc	39,574	2,721
	Textron Inc.	60,290	2,691
	Rockwell Collins Inc.	28,661	2,647
	Equifax Inc.	25,720	2,497
	Fastenal Co.	59,168	2,496
*	Stericycle Inc.	18,512	2,479
	Dover Corp.	35,154	2,467
	Kansas City Southern	23,857	2,176
	Republic Services Inc.
	Class A	53,902	2,111
	Snap-on Inc.	12,736	2,028
	L-3 Communications
	Holdings Inc.	17,881	2,027
[2]	Masco Corp.	75,955	1,891
	CH Robinson Worldwide
	Inc.	31,582	1,970
	Expeditors International of
	Washington Inc.	41,258	1,902
*	United Rentals Inc.	20,858	1,828
	Cintas Corp.	21,050	1,781
	Fluor Corp.	31,876	1,690
	JB Hunt Transport Services
	Inc.	19,980	1,640
	Robert Half International
	Inc.	29,139	1,617
	Flowserve Corp.	29,044	1,529
	Xylem Inc.	39,248	1,455
*	Quanta Services Inc.	46,194	1,331
	ADT Corp.	37,078	1,245
	Allegion plc	20,693	1,244
*	Jacobs Engineering Group
	Inc.	27,872	1,132
	Ryder System Inc.	11,483	1,003
	Dun & Bradstreet Corp.	7,767	948
	Pitney Bowes Inc.	43,458	904
	Joy Global Inc.	21,345	773
			400,423
Information Technology (19.6%)
	Apple Inc.	1,250,659	156,864
	Microsoft Corp.	1,756,144	77,534
*	Facebook Inc. Class A	457,288	39,219
*	Google Inc. Class A	62,132	33,554
*	Google Inc. Class C	62,311	32,434
	International Business
	Machines Corp.	198,852	32,345
	Intel Corp.	1,029,889	31,324
	Cisco Systems Inc.	1,104,043	30,317
	Visa Inc. Class A	419,658	28,180
	Oracle Corp.	692,077	27,891
	QUALCOMM Inc.	353,763	22,156
	MasterCard Inc. Class A	210,450	19,673
*	eBay Inc.	240,074	14,462
	Accenture plc Class A	135,765	13,139
	Hewlett-Packard Co.	392,640	11,783
	Texas Instruments Inc.	226,269	11,655
	EMC Corp.	421,754	11,130
*	Salesforce.com inc	132,120	9,200
*	Adobe Systems Inc.	102,979	8,342

	Automatic Data Processing
	Inc.	101,733	8,162
*	Cognizant Technology
	Solutions Corp. Class A	132,544	8,097
*	Yahoo! Inc.	189,479	7,445
	Avago Technologies Ltd.
	Class A	55,702	7,404
	Broadcom Corp. Class A	117,968	6,074
	Intuit Inc.	59,959	6,042
	TE Connectivity Ltd.	88,279	5,676
	Corning Inc.	274,888	5,424
	Applied Materials Inc.	267,404	5,140
*	Electronic Arts Inc.	67,560	4,493
*	Micron Technology Inc.	233,999	4,409
	Analog Devices Inc.	68,103	4,371
	Skyworks Solutions Inc.	41,387	4,308
*	Fiserv Inc.	51,430	4,260
*	Alliance Data Systems Corp.	13,439	3,923
	Amphenol Corp. Class A	66,800	3,872
	Fidelity National Information
	Services Inc.	61,774	3,818
	Western Digital Corp.	47,195	3,701
	Symantec Corp.	148,052	3,442
	Altera Corp.	65,279	3,342
	Paychex Inc.	70,999	3,328
	Seagate Technology plc	68,750	3,266
	Equinix Inc.	12,357	3,139
*	Red Hat Inc.	39,568	3,004
	Lam Research Corp.	34,325	2,792
*	Akamai Technologies Inc.	38,552	2,692
	SanDisk Corp.	45,041	2,622
*	Qorvo Inc.	32,449	2,605
	Xilinx Inc.	56,276	2,485
*	Autodesk Inc.	49,471	2,477
*	Citrix Systems Inc.	34,896	2,448
	Xerox Corp.	225,917	2,404
	Linear Technology Corp.	52,097	2,304
	Motorola Solutions Inc.	40,139	2,302
	Western Union Co.	112,299	2,283
	NVIDIA Corp.	111,206	2,236
	NetApp Inc.	67,173	2,120
	Microchip Technology Inc.	44,007	2,087
	Harris Corp.	26,659	2,050
	CA Inc.	68,647	2,011
	Computer Sciences Corp.	30,414	1,996
	Juniper Networks Inc.	76,071	1,976
	KLA-Tencor Corp.	35,093	1,973
*	F5 Networks Inc.	15,506	1,866
	Total System Services Inc.	35,448	1,481
*	VeriSign Inc.	22,850	1,410
*	Teradata Corp.	31,108	1,151
	FLIR Systems Inc.	30,063	927
*	First Solar Inc.	16,425	772
			778,812
Materials (3.1%)
[3]	EI du Pont de Nemours
	& Co.	196,512	11,938
	Dow Chemical Co.	235,148	12,033
	Monsanto Co.	103,380	11,019
	LyondellBasell Industries
	NV Class A	85,396	8,840
	Praxair Inc.	62,534	7,476
	PPG Industries Inc.	59,146	6,785
	Ecolab Inc.	58,275	6,589
	Air Products & Chemicals
	Inc.	42,035	5,752
	Sherwin-Williams Co.	17,153	4,717
	International Paper Co.	91,806	4,369
	Freeport-McMoRan Inc.	225,090	4,191
	Sigma-Aldrich Corp.	26,015	3,625
	CF Industries Holdings Inc.	51,565	3,315

	Mosaic Co.	67,543	3,164
	Nucor Corp.	69,360	3,057
	Alcoa Inc.	265,379	2,959
	Newmont Mining Corp.	114,081	2,665
	Eastman Chemical Co.	32,406	2,651
	Vulcan Materials Co.	28,877	2,424
	Sealed Air Corp.	45,296	2,327
	Ball Corp.	29,972	2,103
	Martin Marietta Materials
	Inc.	13,524	1,914
	International Flavors
	& Fragrances Inc.	17,442	1,906
	Rock-Tenn Co. Class A	28,500	1,716
	MeadWestvaco Corp.	36,078	1,702
	Airgas Inc.	14,879	1,574
	FMC Corp.	28,794	1,513
	Avery Dennison Corp.	19,728	1,202
*	Owens-Illinois Inc.	35,769	821
	Allegheny Technologies
	Inc.	23,473	709
			125,057
Telecommunication Services (2.3%)
	Verizon Communications
	Inc.	885,408	41,269
	AT&T Inc.	1,127,381	40,045
	CenturyLink Inc.	122,774	3,607
*	Level 3 Communications
	Inc.	63,765	3,358
	Frontier Communications
	Corp.	249,002	1,233
			89,512
Utilities (2.8%)
	Duke Energy Corp.	150,212	10,608
	NextEra Energy Inc.	96,489	9,459
	Dominion Resources Inc.	128,668	8,604
	Southern Co.	197,292	8,266
	Exelon Corp.	187,023	5,876
	American Electric Power
	Co. Inc.	106,363	5,634
	PG&E Corp.	104,125	5,113
	Sempra Energy	50,511	4,998
	Public Service Enterprise
	Group Inc.	109,587	4,305
	PPL Corp.	145,269	4,281
	Edison International	70,813	3,936
	Consolidated Edison Inc.	63,667	3,685
	Xcel Energy Inc.	110,140	3,544
	NiSource Inc.	68,951	3,143
	Eversource Energy	69,034	3,135
	WEC Energy Group Inc.	68,002	3,058
	FirstEnergy Corp.	91,702	2,985
	DTE Energy Co.	38,948	2,907
	Entergy Corp.	38,893	2,742
	Ameren Corp.	52,311	1,971
	AES Corp.	147,070	1,950
	CMS Energy Corp.	59,360	1,890
	CenterPoint Energy Inc.	92,589	1,762
	NRG Energy Inc.	72,774	1,665
	SCANA Corp.	30,851	1,563
	Pepco Holdings Inc.	54,476	1,468
	Pinnacle West Capital
	Corp.	23,857	1,357
	AGL Resources Inc.	25,804	1,201
	TECO Energy Inc.	50,649	894
			112,000
Total Common Stocks
(Cost $2,986,476)			3,956,644

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.6%)
[4,5] Vanguard Market
Liquidity Fund,
0.137%	23,071,529	23,072

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[6,7] Federal Home Loan
Bank Discount Notes,
0.140%, 7/8/15	1,000	1,000
[6] Federal Home Loan
Bank Discount Notes,
0.090%, 9/18/15	200	200
		1,200
Total Temporary Cash Investments
(Cost $24,272)		24,272
Total Investments (100.1%)
(Cost $3,010,748)		3,980,916
Other Assets and Liabilities (–0.1%)
Other Assets		8,900
Liabilities[5]		(13,971)
		(5,071)
Net Assets (100%)
Applicable to 119,671,188 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,975,845
Net Asset Value Per Share $33.22

At June 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,915,651
Undistributed Net Investment Income	46,990
Accumulated Net Realized Gains	43,346
Unrealized Appreciation (Depreciation)
Investment Securities	970,168
Futures Contracts	(310)
Net Assets	3,975,845

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,001,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 The market value of Masco Corp. is adjusted by $134,000 to account for the when-issued sale on June 30, 2015, of shares of TopBuild Corp. to be received through a spin-off from Masco Corp. The TopBuild Corp.
shares were sold because TopBuild Corp. is not part of the benchmark index, and the when-issued sale was settled on July 7, 2015, after receipt of the shares from Masco Corp.
3 The market value of EI du Pont de Nemours & Co. (“Dupont”) is adjusted by $629,000 to account for the when-issued sale on June 30, 2015, of shares of Chemours Co. to be received through a spin-off from Dupont.
The Chemours Co. shares were sold because Chemours Co. is not part of the benchmark index, and the when-issued sale was settled on July 7, 2015, after receipt of the shares from Dupont.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $1,057,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $1,000,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2015
($000)
Investment Income
Income
Dividends	53,708
Interest[1]	20
Securities Lending	39
Total Income	53,767
Expenses
The Vanguard Group—Note B
Investment Advisory Services	370
Management and Administrative	1,982
Marketing and Distribution	343
Custodian Fees	40
Shareholders’ Reports	6
Trustees’ Fees and Expenses	1
Total Expenses	2,742
Net Investment Income	51,025
Realized Net Gain (Loss)
Investment Securities Sold	42,896
Futures Contracts	1,144
Realized Net Gain (Loss)	44,040
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(49,210)
Futures Contracts	(780)
Change in Unrealized Appreciation
(Depreciation)	(49,990)
Net Increase (Decrease) in Net Assets
Resulting from Operations	45,075

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,025	63,178
Realized Net Gain (Loss)	44,040	118,137
Change in Unrealized Appreciation (Depreciation)	(49,990)	245,427
Net Increase (Decrease) in Net Assets Resulting from Operations	45,075	426,742
Distributions
Net Investment Income	(63,303)	(55,364)
Realized Capital Gain[2]	(115,925)	(61,250)
Total Distributions	(179,228)	(116,614)
Capital Share Transactions
Issued	353,573	615,339
Issued in Lieu of Cash Distributions	179,228	116,614
Redeemed	(206,673)	(457,588)
Net Increase (Decrease) from Capital Share Transactions	326,128	274,365
Total Increase (Decrease)	191,975	584,493
Net Assets
Beginning of Period	3,783,870	3,199,377
End of Period[3]	3,975,845	3,783,870

1 Interest income from an affiliated company of the portfolio was $18,000.
2 Includes fiscal 2015 and 2014 short-term gain distributions totaling $2,114,000 and $2,793,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $46,990,000 and $59,268,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$34.44	$31.50	$24.93	$22.85	$23.51	$21.11
Investment Operations
Net Investment Income	. 423[1]	.587	.545	.512	.466	.410
Net Realized and Unrealized Gain (Loss)
on Investments	(.032)	3.522	7.235	3.062	.034	2.678
Total from Investment Operations	.391	4.109	7.780	3.574	.500	3.088
Distributions
Dividends from Net Investment Income	(.569)	(.555)	(.505)	(.474)	(.390)	(.442)
Distributions from Realized Capital Gains	(1.042)	(.614)	(.705)	(1.020)	(.770)	(.246)
Total Distributions	(1.611)	(1.169)	(1.210)	(1.494)	(1.160)	(.688)
Net Asset Value, End of Period	$33.22	$34.44	$31.50	$24.93	$22.85	$23.51

Total Return	1.18%	13.51%	32.18%	15.86%	1.93%	14.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,976	$3,784	$3,199	$2,418	$2,132	$2,287
Ratio of Total Expenses to
Average Net Assets	0.14%	0.16%	0.16%	0.17%	0.17%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.28%[1]	1.88%	1.96%	2.13%	1.92%	1.91%
Portfolio Turnover Rate	4%	7%	8%	9%	8%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.12 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2015, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period 3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and for the period ended June 30, 2015, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities

Vanguard Equity Index Portfolio

lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At June 30, 2015, the portfolio had contributed capital of $356,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,956,644	—	—
Temporary Cash Investments	23,072	1,200	—
Futures Contracts—Assets[1]	40	—	—
Total	3,979,756	1,200	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. At June 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2015	37	19,003	(261)
E-mini S&P 500 Index	September 2015	18	1,849	(49)
				(310)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2015, the cost of investment securities for tax purposes was $3,010,748,000. Net unrealized appreciation of investment securities for tax purposes was $970,168,000, consisting of unrealized gains of $1,162,671,000 on securities that had risen in value since their purchase and $192,503,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2015, the portfolio purchased $258,163,000 of investment securities and sold $73,424,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2015	December 31, 2014
	Shares	Shares
	(000)	(000)
Issued	10,435	18,705
Issued in Lieu of Cash Distributions	5,441	3,807
Redeemed	(6,068)	(14,225)
Net Increase (Decrease) in Shares Outstanding	9,808	8,287

At June 30, 2015, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 34% or more of the portfolio’s net assets, with a combined ownership of 69%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2014	6/30/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,011.75	$0.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.10	0.70

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and
Other Experience: Executive Chief Staff and
Marketing Officer for North America and Corporate
Vice President (retired 2008) of Xerox Corporation
(document management products and services);
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of
Technology; Director of SPX Corporation (multi-industry
manufacturing), the United Way of Rochester,
Amerigroup Corporation (managed health care), the
University of Rochester Medical Center, Monroe
Community College Foundation, and North Carolina
A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International PLC (diversified manufacturing and
services), Hewlett-Packard Co. (electronic computer
manufacturing), and Delphi Automotive PLC
(automotive components); Senior Advisor at New
Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and Other
Experience: Corporate Vice President and Chief
Global Diversity Officer (retired 2008) and Member
of the Executive Committee (1997–2008) of Johnson
& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of
TIFF Advisory Services, Inc., and Catholic Investment
Services, Inc. (investment advisors); Member of
the Investment Advisory Committee of Major
League Baseball.

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Head of Global Fund Accounting
at The Vanguard Group, Inc.; Controller of each of the
investment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard
Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
Marketing Corporation.

Vanguard Senior ManagementTeam

Mortimer J. Buckley	Michael S. Miller
Kathleen C. Gubanich	James M. Norris
Paul A. Heller	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or
by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either vanguard.com/proxyreporting or sec.gov.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can review and copy information about your portfolio
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your portfolio is also
available on the SEC’s website, and you can receive copies
of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
Washington, DC 20549-1520.

The funds or securities referred to herein that are
offered by The Vanguard Group and track an MSCI
index are not sponsored, endorsed, or promoted by
MSCI, and MSCI bears no liability with respect to any
such funds or securities. For such funds or securities,
the prospectus or the Statement of Additional
Information contains a more detailed description
of the limited relationship MSCI has with The
Vanguard Group.

CFA® is a trademark owned by CFA Institute.

The S&P 500 Index is a product of S&P Dow Jones
Indices LLC (“SPDJI”), and has been licensed for
use by Vanguard. Standard & Poor’s® and S&P®
are registered trademarks of Standard & Poor’s
Financial Services LLC (“S&P”); Dow Jones® is
a registered trademark of Dow Jones Trademark
Holdings LLC (“Dow Jones”); S&P® and S&P 500®
are trademarks of S&P; and these trademarks have
been licensed for use by SPDJI and sublicensed for
certain purposes by Vanguard. Vanguard’s product(s)
are not sponsored, endorsed, sold or promoted by
SPDJI, Dow Jones, S&P, or their respective affiliates
and none of such parties make any representation
regarding the advisability of investing in such
product(s) nor do they have any liability for any
errors, omissions, or interruptions of the
S&P 500 Index.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q692 082015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial
Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: August 18, 2015
VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: August 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.